UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage Emerging Markets Fund

BlackRock Global Long/Short Equity Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage Emerging Markets Fund
•	BlackRock Global Long/Short Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from July 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ending January 31, 2020, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund slightly underperformed the benchmark during the period amid mixed portfolio returns. The stock selection model was the main detractor from relative performance, with losses concentrated across fundamental measures. This was due in part to shifting investor sentiment over trade dynamics between the United States and China. As investors focused more on potential headline risks, they focused less on underlying company fundamentals, leading to poor performance across fundamental value and quality signals that broadly declined during the period. More traditional value measures were notably weak, as growth concerns stunted investor expectations for a reflationary regime shift. This was most evident in a signal comparing stocks by sales, as losses were concentrated in South Korean and Taiwanese stocks that were sensitive to trade concerns. Traditional quality measures similarly declined, with balance sheet and cash flow measures both coming under pressure.

Given the evolving market backdrop during the period, sentiment insights looking toward informed market participants saw equally significant challenges. Putting further pressure on this composite of insights, there was also a sizable rotation away from generic momentum styles during the period. In that environment, text-based measures that capture trends from sell-side analysts and company executives struggled. Collectively, these insights proved the most sensitive to momentum strategies; however, they were differentiated enough to avoid the full extent of the declines for the generic investment style. Notably, the Fund’s regional China A securities model was slightly down for the period, as the combination of trade concerns and uncertainty around the coronavirus outbreak weighed on the model’s performance.

On the positive side, macro thematic measures performed better and were able to provide stability for the portfolio. This was highlighted by strength from a country timing model that motivated overweight positions to Russia and Turkey, which added to Fund performance. The signal also prompted an underweight position in Chile, adding to performance as stocks in the country struggled against considerable political uncertainty.

Elsewhere, industry timing models were similarly additive, having motivated underweight positions to communication services companies. This positioning was concentrated in Asian emerging market stocks, including China, South Korea, Thailand and Taiwan, which came under pressure due to global trade concerns. Style timing also provided positive returns, as it decreased the Fund’s sensitivity to generic momentum styles ahead of the sizable factor rotation seen during the period. Select sentiment insights also helped insulate the Fund from weakness in the broader signal composite. Further supporting performance, ESG-related (or environmental, social and governance-related) fundamental insights produced differentiated returns compared to more traditional measures. Collectively, these insights were able to provide some defensive quality properties amid the market’s changeable backdrop and helped insulate the portfolio from broader fundamental stock selection weakness.

The Fund was fully invested throughout the period. The investment adviser kept a higher average cash balance over the period, which was hedged by MSCI Emerging Markets Index futures to manage client flows. The Fund’s cash exposure had no material impact on Fund performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. These included an insight that expands upon earlier research for machine-learned signal combination by using the investment adviser’s full library of researched insights to create bespoke portfolios of individual securities. This also expanded into creating bespoke macro thematic models using the same approach. Finally, given the inclusion of China A share securities into the broader MSCI Emerging Markets Index, the Fund recently incorporated a new regional stock selection model that specifically evaluates locally domiciled Chinese stocks.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period overweight in Russia and India, with a focus on materials and information technology (“IT”) stocks, respectively. In Russia, underlying fundamentals as well as attractive valuations provided the motivation for the Fund’s positioning, while in India, the potential for policy accommodation prompted the overweight position. Also, the Fund moved to a slight overweight position in China on expectations of policy accommodation and reform, expressed through financial stocks in the local China A market and consumer discretionary companies in the China H market. This was funded by underweights to Brazil and South Africa, predominantly in materials and consumer discretionary stocks, respectively. The Fund also maintained an underweight in South Korea, predominantly in IT stocks, motivated by declining fundamentals and export competitiveness.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Advantage Emerging Markets Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional(d)	2.77%	1.48%	N/A	0.62%	N/A	0.90%	N/A
Investor A(d)	2.62	1.21	(4.10)%	0.38	(0.70)%	0.65	0.00%
Investor C(d)	2.30	0.51	(0.49)	(0.37)	(0.37)	(0.11)	(0.11)
Class K(d)	2.69	1.50	N/A	0.63	N/A	0.90	N/A
MSCI Emerging Markets Index	3.36	3.81	N/A	4.48	N/A	5.00	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(c)	The Fund commenced operations on October 6, 2011.
(d)

For financial reporting purposes, the market values of certain investments were adjusted as of the report date due to the Shanghai and Shenzhen Stock Exchange closures from January 23, 2020 to February 2, 2020. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of January 31, 2020.

N/A	— Not applicable as share class and index do not have a sales charge.
Past	performance is not indicative of future results.
Performance	results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,027.70	$4.33	$1,000.00	$1,020.86	$4.32	0.85%
Investor A	1,000.00	1,026.20	5.81	1,000.00	1,019.41	5.79	1.14
Investor C	1,000.00	1,023.00	9.66	1,000.00	1,015.59	9.63	1.90
Class K	1,000.00	1,026.90	4.13	1,000.00	1,021.06	4.12	0.81

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See	“Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2020	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from July 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund underperformed its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The most significant detractor from relative performance during the period was the Fund’s stock selection model, as the highly changeable market backdrop proved challenging, especially early in the period. The Fund’s positioning entering the period had reflected a defensive posture that was suited to perform well in a continued “slowflation” market environment. (Slowflation is characterized by slow growth and high inflation.) The market selloff in August, which was similar to a pullback earlier in 2019 in which the Fund had delivered gains, ultimately led to a sizable rotation given the inversion of the yield curve. Despite this inversion, a more reflationary tone emerged that moved against the Fund’s positioning. Preferred long positions in communication services, media and software names underperformed along with short positions in riskier European cyclical stocks.

Fundamental insights also struggled after having motivated the Fund to take long positions in U.S. financials, which detracted as investors questioned future profitability following the yield curve inversion. Recessionary concerns eventually proved overly bearish and left the Fund too conservatively positioned, with economic data in early September coming in stronger than expected. Consensual defensive positioning ultimately led to a sizable rotation along the style dimension, as generic momentum styles experienced one of their worst pullbacks on record. Unsurprisingly, this put further pressure on trend-based sentiment measures, which struggled given the rotation’s extremes.

The end of the period also proved challenging for these insights, as markets enjoyed a strong risk-on rally amid diminishing geopolitical tensions. The completion of the “phase one” trade deal between the United States and China, as well as reduced Brexit uncertainty due to the strong pro-conservative election results in the United Kingdom, provided a tailwind for risk assets. The resulting market performance was driven by strong multiple expansion that came at the expense of evaluating company fundamentals, as seen by heightened risk-taking in announced corporate events in December. These conditions produced headwinds for both sentiment and fundamental-based measures, with sentiment weakest in short positions.

Despite the underperformance, however, macro thematic signals were strong contributors to Fund performance and generated gains that helped to offset stock selection weakness. A style timing model motivated a short position in momentum strategies in August, helping to insulate the Fund’s performance from the worst of the historically large momentum drawdown the following month. Style timing models also moved to cover a generic value short, eventually taking a slight long position alongside growth.

Industry-timing insights also performed well during the period, as sector positioning largely reflected the Fund’s pro-growth posture. Insights capturing top-down regimes that support lower inflation, positive growth and loose monetary policy motivated the Fund’s moves. Trends in inventories, supply chains, and business invoicing drove the Fund’s preferred long positions in pharmaceutical and software stocks. Additionally, a continued negative stance toward energy provided relative gains. Finally, the market-timing model performed well, as it motivated a slight net long position. The combination of improving global economic momentum, albeit from depressed levels, and bond yields coming off multi-year highs pushed the model to increase its net market exposure. This benefited returns as the market touched fresh highs toward the end of the period.

The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on Fund performance, as cash was principally held in conjunction with the Fund taking long and short positions via the use of derivatives.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. These included a new insight that expands upon earlier research for machine learned signal combination. The new signal uses the full library of the investment adviser’s researched insights, and through machine learning, it creates bespoke portfolios of those insights at a security level. This also expanded into creating bespoke macro thematic models using the same approach. Further, the Fund expanded its investable universe to include lower market capitalization securities in global developed markets.

Describe portfolio positioning at period end.

The Fund’s market-timing models continued to reflect a positive stance on equity market exposure, as both macro and valuation models showed improvement. Momentum timing models moved back into positive territory for the first time since the factor’s collapse in September 2019, amid evidence of reduced concentration within the style. This was funded by expanding more growth exposure within the portfolio, at the expense of selling value, which became a short position. This pro-growth posture was reflected in industry positioning, with preferences for software, health care and media stocks.

In contrast, the short side had its positioning underpinned through negative stances toward value-oriented cyclicals such as banks, oil and gas stocks, utilities and semiconductor stocks. The Fund also decreased its contrarian country exposure, taking a neutral view toward the United States and a reduced long position in European stocks. Additionally, there was a preferred long position in Australia opposite a short in the United Kingdom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Global Long/Short Equity Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.46)%	(1.13)%	N/A	1.37%	N/A	3.62%	N/A
Investor A	(2.49)	(1.30)	(6.49)%	1.12	0.03%	3.36	2.58%
Investor C	(2.91)	(2.09)	(3.02)	0.36	0.36	2.59	2.59
Class K	(2.34)	(1.01)	N/A	1.43	N/A	3.67	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	0.98	2.22	N/A	1.10	N/A	0.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(c)	The Fund commenced operations on December 20, 2012.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$975.40	$7.80	$1,000.00	$1,017.24	$7.96	1.57%
Investor A	1,000.00	975.10	9.04	1,000.00	1,015.99	9.22	1.82
Investor C	1,000.00	970.90	12.73	1,000.00	1,012.22	13.00	2.57
Class K	1,000.00	976.60	7.55	1,000.00	1,017.50	7.71	1.52

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Global Long/Short Equity Fund shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. Class K Shares performance of BlackRock Advantage Emerging Markets Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Portfolio Information  as of January 31, 2020

BlackRock Advantage Emerging Markets Fund

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	34%
Taiwan	13
India	10
South Korea	9
Russia	6
United States	6
Brazil	5
South Africa	3
Mexico	3
Malaysia	2
Saudi Arabia	2
Turkey	1
Thailand	1
Poland	1
Columbia	1
United Arab Emirates	1
Indonesia	1
Others(a)	1

(a)	Other includes less than 1% of investments in each of the following countries: Argentina, Chile, Czech Republic, Greece, Hong Kong, Hungary, Monaco, Peru, Philippines and Singapore.

BlackRock Global Long/Short Equity Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (b)
Country/Geographic Region	Long	Short	Total
United States	43%	15%	58%
Japan	7	7	14
United Kingdom	2	2	4
Germany	2	2	4
Australia	2	1	3
Canada	1	1	2
Switzerland	1	1	2
France	1	1	2
Netherlands	1	1	2
Denmark	1	—	1
Sweden	1	1	2
Belgium	—	1	1
Italy	—	1	1
Finland	1	—	1
Others(c)	—	3	3
	63%	37%	100%

(b)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Represents less than 1% of total investments. Please refer to the Schedule of Investments for such countries.

DERIVATIVE FINANCIAL INSTRUMENTS / PORTFOLIO INFORMATION	9

Schedule of Investments (unaudited) January 31, 2020	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.0%

Argentina — 0.1%
Globant SA(a)	449	$55,092
YPF SA, ADR	4,468	41,955

		97,047

Brazil — 5.0%
AMBEV SA	87,700	365,536
Arcos Dorados Holdings, Inc., Class A	4,206	32,260
Arezzo Industria e Comercio SA	6,000	84,481
B3 SA — Brasil Bolsa Balcao	9,000	101,294
Banco Bradesco SA — ADR	34,784	265,402
Banco Bradesco SA, Preference Shares	218,220	1,675,911
Banco Santander Brasil SA	8,900	87,429
Cosan Ltd., Class A(a)	3,324	73,427
CPFL Energia SA	16,200	144,766
Iguatemi Empresa de Shopping Centers SA	700	8,712
Iochpe-Maxion SA	56,359	285,835
Itau Unibanco Holding SA, Preference Shares	155,192	1,189,325
Notre Dame Intermedica Participacoes SA	2,200	36,067
Raia Drogasil SA	3,300	95,719
Tim Participacoes SA	22,080	86,359
Totvs SA	27,900	486,325
Ultrapar Participacoes SA	82,534	486,809

		5,505,657

Chile — 0.2%
Banco de Chile	641,949	63,208
SACI Falabella	26,822	105,237

		168,445

China — 33.6%
3SBio, Inc.(a)(b)	22,000	27,944
AAC Technologies Holdings, Inc.	10,500	73,855
Alibaba Group Holding Ltd.(a)	51,700	1,334,005
Alibaba Group Holding Ltd. — ADR(a)	30,328	6,265,462
Anhui Conch Cement Co. Ltd., Class H	101,000	644,652
Anta Sports Products Ltd.	35,000	304,716
BAIC Motor Corp. Ltd., Class H(b)	154,000	75,906
Baidu, Inc. — ADR(a)	4,681	578,384
Bank of Beijing Co. Ltd., Class A	193,400	138,164
Bank of Jiangsu Co. Ltd., Class A	126,299	113,867
Beijing Capital Development Co. Ltd., Class A	14,900	14,242
Beijing Enterprises Holdings Ltd.	58,000	253,599
Bosideng International Holdings Ltd.	200,000	65,754
BYD Electronic International Co., Ltd.	29,000	55,666
Changchun High & New Technology Industry Group, Inc., Class A, Class A	2,442	157,707
China Aoyuan Group Ltd.	37,000	49,308
China CITIC Bank Corp. Ltd., Class H	280,000	146,162
China CITIC Bank Corp., Ltd., Class A	259,197	197,390
China Communications Services Corp. Ltd., Class H	154,000	103,365
China Construction Bank Corp., Class H	489,000	370,435
China Everbright Bank Co. Ltd., Class A	293,700	154,425
China Life Insurance Co. Ltd., Class A	28,740	119,207
China Life Insurance Co. Ltd., Class H	726,000	1,733,713
China Medical System Holdings, Ltd.	32,000	42,589
China Merchants Bank Co. Ltd., Class H	20,500	98,842
China Merchants Securities Co. Ltd., Class A	52,200	125,895
China Minsheng Banking Corp. Ltd., Class A(a)	260,600	207,394
China Mobile Ltd.	48,500	398,653
China National Building Material Co. Ltd., Class H	38,000	36,326
China Oilfield Services Ltd., Class H	48,000	69,647
China Pacific Insurance Group Co. Ltd., Class A	34,840	161,134
China Pacific Insurance Group Co. Ltd., Class H	24,400	81,386

Security	Shares	Value

China (continued)
China Petroleum & Chemical Corp., Class H	470,000	$247,512
China Railway Construction Corp. Ltd., Class A	28,500	27,809
China Railway Group Ltd., Class H	284,000	155,765
China Unicom Hong Kong Ltd.	94,000	78,417
CITIC Ltd.	234,000	264,604
CNOOC Ltd.	793,000	1,187,151
CNOOC Ltd. — ADR	3,049	460,399
Country Garden Services Holdings Co. Ltd.	46,000	148,610
ENN Energy Holdings Ltd.	46,500	540,558
Foshan Haitian Flavouring & Food Co. Ltd., Class A	14,346	197,779
Fujian Sunner Development Co. Ltd., Class A	9,300	25,061
Glodon Co. Ltd., Class A	53,300	274,155
Greenland Holdings Group Co. Ltd., Class A	176,700	147,440
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	14,000	44,843
Huatai Securities Co. Ltd., Class H(b)	75,200	118,032
HUYA, Inc., ADR(a)	3,029	54,159
Industrial & Commercial Bank of China Ltd., Class A	45,900	34,758
Industrial Bank Co. Ltd., Class A	47,600	114,325
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	18,600	73,614
JD.com, Inc. — ADR(a)	47,307	1,783,001
Jiangsu Hengrui Medicine Co. Ltd., Class A	41,556	478,441
Kunlun Energy Co. Ltd.	732,000	566,988
Lenovo Group Ltd.	896,000	584,642
Li Ning Co. Ltd.	286,500	836,688
Livzon Pharmaceutical Group, Inc., Class H	21,200	72,691
Lonking Holdings Ltd.	109,000	28,590
Meituan Dianping, Class B(a)	21,600	273,452
Midea Group Co. Ltd., Class A	28,700	203,350
Momo, Inc., ADR	6,159	188,465
NetEase, Inc. — ADR	2,248	721,069
New China Life Insurance Co. Ltd., Class A	15,300	94,415
New Oriental Education & Technology Group, Inc. — ADR(a)	10,212	1,241,269
PetroChina Co. Ltd., Class H	2,138,000	942,734
Ping An Insurance Group Co. of China Ltd., Class A	29,740	325,107
Ping An Insurance Group Co. of China Ltd., Class H	68,000	768,934
Q Technology Group Co. Ltd.(a)	39,000	54,988
RiseSun Real Estate Development Co. Ltd., Class A	1	1
Sangfor Technologies, Inc., Class A	2,200	44,321
Shaanxi Coal Industry Co. Ltd., Class A	103,388	111,676
Shanghai Construction Group Co. Ltd., Class A	118,700	51,727
Shanghai M&G Stationery, Inc., Class A	7,700	49,606
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	16,308	45,343
Shanghai Pudong Development Bank Co. Ltd., Class A	68,709	100,330
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A, Class A	9,688	114,211
Shenzhen Goodix Technology Co., Ltd., Class A, Class A	1,300	56,512
Sinopec Engineering Group Co. Ltd., Class H	65,000	35,025
Sinopec Shanghai Petrochemical Co. Ltd., Class H	544,000	138,317
Sinopharm Group Co. Ltd., Class H	150,800	490,692
Sohu.com Ltd., ADR(a)	2,957	31,433
Sunac China Holdings Ltd.	6,000	28,938
Sunny Optical Technology Group Co. Ltd.	21,600	343,233
TAL Education Group — ADR(a)	6,893	343,961
Tencent Holdings Ltd.	107,100	5,107,617
Tingyi Cayman Islands Holding Corp.	148,000	249,683
Tsingtao Brewery Co. Ltd., Class H	14,000	77,436
Vipshop Holdings Ltd. — ADR(a)	18,916	240,801
Weichai Power Co. Ltd., Class H	321,000	561,984
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	20,922	90,456
Wuliangye Yibin Co., Ltd., Class A	31,000	502,895
XTEP International Holdings, Ltd.	83,000	37,576
Yum China Holdings, Inc.	6,903	297,312

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhuzhou CSR Times Electric Co. Ltd., Class H	16,900	$56,906
Zijin Mining Group Co. Ltd., Class H	272,000	119,355
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	316,698	256,564
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	312,600	229,511

		37,373,031

Colombia — 0.8%
Bancolombia SA — ADR	17,566	921,688

Czech Republic — 0.2%
CEZ AS	11,901	260,611

Greece — 0.1%
Hellenic Telecommunications Organization SA	4,341	64,831
OPAP SA	3,965	49,373

		114,204

Hong Kong — 0.1%
Sino Biopharmaceutical Ltd.	110,000	145,263

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	16,959	143,833
Richter Gedeon Nyrt	6,036	129,767

		273,600

India — 10.1%
Amara Raja Batteries Ltd.	4,781	51,376
Apollo Hospitals Enterprise Ltd.	3,201	74,261
Asian Paints Ltd.	4,499	113,053
Bajaj Finance Ltd.	2,925	178,291
Bajaj Finserv Ltd.	2,146	282,917
Balkrishna Industries, Ltd.	7,259	108,419
Bandhan Bank Ltd.(b)	20,053	126,198
Bharat Heavy Electricals Ltd.	22,938	13,699
Biocon Ltd.	74,506	306,514
Cipla Ltd.	50,835	317,510
Dr. Reddy’s Laboratories Ltd.	7,416	324,538
GAIL India Ltd.	338,235	570,290
Glenmark Pharmaceuticals Ltd.	93,839	407,930
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	15,386	41,798
HCL Technologies Ltd.	6,313	52,331
HDFC Asset Management Co. Ltd.(b)	1,951	86,482
HDFC Bank Ltd.	22,252	381,158
HDFC Bank Ltd. — ADR	26,621	1,524,851
Hemisphere Properties India Ltd.(a)	11,589	25,006
Hindalco Industries Ltd.	45,677	120,506
Housing Development Finance Corp. Ltd.	26,581	898,332
ICICI Bank Ltd.	31,053	228,811
Infosys Ltd.	95,283	1,040,534
Infosys Ltd. — ADR	74,774	819,523
ITC Ltd.	142,730	469,851
Just Dial Ltd.(a)	14,579	114,385
Kalpataru Power Transmission Ltd.	3,993	24,870
Kotak Mahindra Bank Ltd.	14,735	348,613
Larsen & Toubro Ltd.	26,045	498,891
Larsen & Toubro Ltd. — GDR	4,907	92,938
LIC Housing Finance Ltd.	13,584	82,925
Mphasis Ltd.	11,204	145,729
National Aluminium Co. Ltd.	113,238	67,333
Oil & Natural Gas Corp. Ltd.	60,076	91,412
Petronet LNG Ltd.	91,619	341,706
Radico Khaitan Ltd.	9,639	53,467
Reliance Industries Ltd.	2,227	43,926
State Bank of India(a)	14,635	65,071
Sun Pharmaceutical Industries Ltd.	16,045	97,654

Security	Shares	Value

India (continued)
Tech Mahindra Ltd.	16,878	$188,418
Vedanta Ltd.	37,542	71,901
Voltas, Ltd.	19,641	190,674
Wipro Ltd.	15,845	52,703
Wockhardt Ltd.(a)	7,794	38,348

		11,175,143

Indonesia — 0.6%
Bank Mandiri Persero Tbk PT	330,800	180,880
Bank Negara Indonesia Persero Tbk PT	320,100	167,713
Gudang Garam Tbk PT	48,300	196,797
Hanjaya Mandala Sampoerna Tbk PT	600,000	90,333

		635,723

Malaysia — 2.1%
CIMB Group Holdings Bhd	633,800	760,050
Genting Bhd	320,800	429,172
Genting Malaysia Bhd	258,300	189,346
IHH Healthcare Bhd	141,600	196,105
Malaysia Airports Holdings Bhd	24,900	40,776
Maxis Bhd	129,200	166,523
MISC Bhd	123,600	230,902
Petronas Gas Bhd	31,700	123,768
Telekom Malaysia Bhd	167,600	157,391

		2,294,033

Mexico — 2.6%
America Movil SAB de CV, Series L	600,259	498,429
Arca Continental SAB de CV	35,800	202,744
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	43,500	62,365
Coca-Cola Femsa SAB de CV	6,900	41,972
Fomento Economico Mexicano SAB de CV	41,900	377,789
Fomento Economico Mexicano SAB de CV — ADR	2,546	229,573
Grupo Aeroportuario del Centro Norte SAB de CV	67,198	511,644
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	749	45,494
Grupo Aeroportuario del Pacifico SAB de CV	1,464	181,068
Grupo Aeroportuario del Pacifico SAB de CV, Series B	22,600	279,326
Kimberly-Clark de Mexico SAB de CV, Series A(a)	147,200	303,585
Wal-Mart de Mexico SAB de CV	59,200	171,846

		2,905,835

Monaco — 0.0%
GasLog Ltd.	3,160	20,477

Peru — 0.1%
Hochschild Mining PLC	60,787	135,061

Philippines — 0.1%
Ayala Land, Inc.	65,540	53,349
Bank of the Philippine Islands	19,770	32,088
Manila Electric Co.	14,170	71,366

		156,803

Poland — 1.3%
Bank Polska Kasa Opieki SA	10,652	271,717
Polski Koncern Naftowy ORLEN SA	21,201	413,643
Powszechna Kasa Oszczednosci Bank Polski SA	81,242	715,978
Santander Bank Polska SA	158	11,679

		1,413,017

Russia — 5.9%
Alrosa AO	29,924	37,535
Detsky Mir PJSC(b)	31,370	56,443
Inter Rao UES PJSC	2,496,939	225,260
LUKOIL PJSC	4,460	455,944
Lukoil PJSC — ADR	18,555	1,887,867
Magnitogorsk Iron & Steel Works PJSC	601,358	421,274

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
MMC Norilsk Nickel PJSC	2,881	$934,000
MMC Norilsk Nickel PJSC, ADR	17,046	549,726
Mobile Telesystems OJSC — ADR	11,735	119,580
Novatek PJSC — GDR	1,688	303,840
Severstal PJSC	58,973	839,143
Sistema JSFC	615,600	175,786
Sistema JSFC — GDR	10,395	59,667
Tatneft PAO — ADR	556	39,965
Tatneft PJSC	27,200	322,582
Yandex NV, Class A(a)	1,759	78,821

		6,507,433

Saudi Arabia — 1.8%
Al Rajhi Bank	35,323	623,496
Alinma Bank	56,429	389,528
Almarai Co. JSC	4,541	57,489
Arab National Bank	12,342	87,335
Bank AlBilad	4,406	32,000
Banque Saudi Fransi	5,260	51,812
Etihad Etisalat Co.(a)	7,820	54,919
National Commercial Bank	20,054	250,304
Riyad Bank	16,632	104,437
Samba Financial Group	14,511	116,739
Saudi British Bank	9,048	77,048
Saudi Telecom Co.	6,810	165,046

		2,010,153

Singapore — 0.0%
IGG, Inc.	43,000	29,908

South Africa — 2.7%
Anglo American Platinum Ltd.	12,385	989,826
Barloworld Ltd.	44,006	271,936
FirstRand Ltd.	52,564	201,448
Gold Fields Ltd.	15,041	97,371
Gold Fields, Ltd., ADR(c)	23,239	148,730
Impala Platinum Holdings Ltd.(a)	12,799	120,267
MultiChoice Group Ltd.(a)	24,945	177,458
Nedbank Group Ltd.	5,321	69,070
Northam Platinum Ltd.(a)	10,554	88,385
Spar Group Ltd.	12,451	159,050
Standard Bank Group Ltd.	68,318	712,609

		3,036,150

South Korea — 9.3%
Amorepacific Corp.(a)	2,479	383,708
Celltrion, Inc.(a)	812	110,613
Cheil Worldwide, Inc.	1,366	24,240
CJ CGV Co. Ltd.(a)	4,523	98,446
Dongbu Insurance Co., Ltd.	898	31,785
Doosan Corp.	319	16,666
Doosan Infracore Co. Ltd.(a)	55,048	224,222
Hana Financial Group, Inc.	6,252	172,778
Hanwha Chemical Corp.	3,079	42,718
Hanwha Life Insurance Co. Ltd.(a)	15,468	26,345
Hotel Shilla Co. Ltd.	1,902	137,382
Hugel, Inc.(a)	285	103,848
Hyundai Engineering & Construction Co., Ltd.(a)	3,024	95,469
Hyundai Marine & Fire Insurance Co., Ltd.(a)	2,333	42,799
Hyundai Motor Co.	7,033	730,111
Hyundai Wia Corp.(a)	1,640	58,195
Kakao Corp.	302	39,809
KB Financial Group, Inc.	7,245	266,510
Kia Motors Corp.	3,489	118,671
Kolon Industries, Inc.(a)	1,811	63,453
KT Corp. — ADR	53,385	556,272

Security	Shares	Value

South Korea (continued)
Kumho Petrochemical Co. Ltd.	1,590	$86,086
LG Electronics, Inc.	13,102	714,437
LG Electronics, Inc., Preference Shares	1,194	26,064
LG Household & Health Care Ltd.	408	426,736
LG Innotek Co., Ltd.	1,288	160,512
Mirae Asset Daewoo Co. Ltd.(a)	13,699	77,853
NCSoft Corp.(a)	148	78,403
Osstem Implant Co. Ltd.(a)	990	34,812
POSCO	7,838	1,419,998
Posco International Corp.(a)	4,140	57,983
Samsung Electronics Co. Ltd.	65,626	3,040,649
Samsung Engineering Co. Ltd.(a)	8,003	113,858
Samsung SDS Co. Ltd.	516	83,169
Seegene, Inc.(a)	1,718	42,868
Shinhan Financial Group Co. Ltd.	9,755	318,338
Shinhan Financial Group Co. Ltd. — ADR	4,333	140,346
SK Telecom Co., Ltd.	278	53,255
Songwon Industrial Co. Ltd.(a)	514	5,587
Woori Financial Group, Inc.	9,825	82,943

		10,307,937

Taiwan — 12.8%
Acer, Inc.	345,000	190,796
ASPEED Technology, Inc.	3,000	91,866
Asustek Computer, Inc.	37,000	272,499
Cathay Financial Holding Co. Ltd.	217,298	290,847
Chailease Holding Co. Ltd.	100,552	416,971
China Life Insurance Co. Ltd.(a)	263,422	213,895
Compeq Manufacturing Co., Ltd.	114,000	151,397
Fubon Financial Holding Co. Ltd.	109,000	161,643
Hon Hai Precision Industry Co. Ltd.	379,000	1,030,503
Largan Precision Co. Ltd.	5,000	776,638
MediaTek, Inc.	105,000	1,328,500
Merida Industry Co., Ltd.	11,000	59,885
Novatek Microelectronics Corp.	19,000	133,972
Pegatron Corp.	77,000	159,648
Quanta Computer, Inc.	115,000	233,490
Radiant Opto-Electronics Corp.	39,000	133,825
Realtek Semiconductor Corp.	138,000	1,108,763
Simplo Technology Co. Ltd.	9,000	94,408
Taiwan Mobile Co. Ltd.	11,000	38,962
Taiwan Semiconductor Manufacturing Co. Ltd.	493,000	5,084,902
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	9,580	516,745
TPK Holding Co. Ltd.(a)	69,000	107,019
Uni-President Enterprises Corp.	539,000	1,284,151
Unimicron Technology Corp.	56,000	69,662
United Microelectronics Corp.	294,000	143,517
Yuanta Financial Holding Co., Ltd.	187,000	121,097

		14,215,601

Thailand — 1.3%
Central Plaza Hotel PCL, NVDR	168,900	117,103
CK Power PCL, NVDR	1,505,000	191,771
CP ALL PCL — NVDR	309,000	698,597
Home Product Center PCL — NVDR	467,100	217,855
PTT Exploration & Production PCL — NVDR	22,700	89,832
Sino-Thai Engineering & Construction PCL, NVDR	105,500	50,703
Star Petroleum Refining PCL	245,300	66,325

		1,432,186

Turkey — 1.5%
KOC Holding AS	106,864	347,803
Tekfen Holding AS	162,129	520,843
Tupras Turkiye Petrol Rafinerileri AS	5,539	104,062
Turk Telekomunikasyon AS(a)	56,141	72,777
Turkcell Iletisim Hizmetleri AS	19,440	45,735

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Turkcell Iletisim Hizmetleri AS, ADR	14,921	$86,990
Turkiye Garanti Bankasi AS(a)	155,615	308,813
Turkiye Is Bankasi AS, Class C(a)	111,446	134,611

		1,621,634

United Arab Emirates — 0.3%
Aldar Properties PJSC	221,657	133,891
DP World PLC	3,073	42,657
Dubai Islamic Bank PJSC	8,609	13,353
Emaar Properties PJSC	47,249	51,558
First Abu Dhabi Bank PJSC	20,628	86,547

		328,006

United States — 1.2%
Genpact Ltd.	15,815	700,130
JBS SA	91,334	588,192

		1,288,322

Total Long-Term Investments — 94.0% (Cost — $99,659,108)		104,372,968

Security	Shares	Value

Short-Term Securities — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(d)(f)	5,155,368	$5,155,368
SL Liquidity Series, LLC, Money Market Series, 1.74%(d)(e)(f)	492	492

Total Short-Term Securities — 4.6% (Cost — $5,155,860)		5,155,860

Total Investments — 98.6% (Cost — $104,814,968)		109,528,828

Other Assets Less Liabilities — 1.4%		1,553,330

Net Assets — 100.0%		$111,082,158

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,510,382	644,986	5,155,368	$5,155,368	$46,331		$13	$—
SL Liquidity Series, LLC, Money Market Series	745,051	(744,559)	492	492	132	(b)	(26)	—

				$5,155,860	$46,463		$(13)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	104	03/20/20	$5,461	$(350,556)

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Morgan Stanley & Co., Inc.	02/22/23	USD	165,747	$33,989	(b)	$156,798	0.1%
	UBS AG	06/12/23 - 06/14/23	USD	346,479	(27,088	)(c)	319,057	0.3

					$6,901		$475,855

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 90-200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

(b)	Amount includes $42,938 of net dividends and financing fees.
(c)	Amount includes $334 of net dividends and financing fees.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co, Inc. as of January 31, 2020 termination date 02/22/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Greece
Hellenic Telecommunications Organization SA	89	$1,329	0.8%

United Arab Emirates
Aldar Properties PJSC	257,380	155,469	99.2

Total Reference Entity — Long		156,798

Net Value of Reference Entity — Morgan Stanley & Co, Inc.		$156,798

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with UBS AG as of January 31, 2020 termination dates 06/12/23 — 06/14/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United Arab Emirates
Aldar Properties PJSC	273,141	$164,989	51.7%
Dubai Islamic Bank PJSC	30,118	46,716	14.6
Emaar Properties PJSC	98,381	107,352	33.7

Total Reference Entity — Long		319,057

Net Value of Reference Entity — UBS AG		$319,057

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$33,989	$(27,088)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$33,989	$—	$—	$—	$33,989

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$350,556	$—	$—	$—	$350,556
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	27,088	—	—	—	27,088

	$—	$—	$377,644	$—	$—	$—	$377,644

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$635,440	$—	$—	$—	$635,440
Swaps	—	—	5	—	—	—	5

	$—	$—	$635,445	$—	$—	$—	$635,445

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(163,959)	$—	$—	$—	$(163,959)
Swaps	—	—	(56,608)	—	—	—	(56,608)

	$—	$—	$(220,567)	$—	$—	$—	$(220,567)

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,750,320
Total return swaps:
Average notional amount	$512,226

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$108,683
Swaps — OTC(a)	33,989	27,088

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$33,989	$135,771
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(108,683)

Total derivative assets and liabilities subject to an MNA	$33,989	$27,088

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Morgan Stanley & Co., Inc.	$33,989	$—	$—	$—	$33,989

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
UBS AG	$27,088	$—	$—	$—	$27,088

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$97,047	$—	$—	$97,047
Brazil	5,505,657	—	—	5,505,657
Chile	168,445	—	—	168,445
China	13,539,720	23,833,311	—	37,373,031
Colombia	921,688	—	—	921,688
Czech Republic	260,611	—	—	260,611
Greece	—	114,204	—	114,204
Hong Kong	—	145,263	—	145,263
Hungary	273,600	—	—	273,600
India	3,173,112	8,002,031	—	11,175,143
Indonesia	—	635,723	—	635,723

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Malaysia	$123,768	$2,170,265	$—	$2,294,033
Mexico	2,905,835	—	—	2,905,835
Monaco	20,477	—	—	20,477
Peru	—	135,061	—	135,061
Philippines	103,454	53,349	—	156,803
Poland	11,679	1,401,338	—	1,413,017
Russia	695,851	5,811,582	—	6,507,433
Saudi Arabia	802,756	1,207,397	—	2,010,153
Singapore	—	29,908	—	29,908
South Africa	1,563,449	1,472,701	—	3,036,150
South Korea	720,858	9,587,079	—	10,307,937
Taiwan	555,707	13,659,894	—	14,215,601
Thailand	—	1,432,186	—	1,432,186
Turkey	86,990	1,534,644	—	1,621,634
United Arab Emirates	—	328,006	—	328,006
United States	1,288,322	—	—	1,288,322
Short-Term Securities	5,155,368	—	—	5,155,368

Subtotal	$37,974,394	$71,553,942	$—	$109,528,336

Investments Valued at NAV(a)				492

Total Investments				$109,528,828

Derivative Financial Instruments(b)
Assets:
Equity contracts	$—	$33,989	$—	$33,989
Liabilities:
Equity contracts	(350,556)	(27,088)	—	(377,644)

	$(350,556)	$6,901	$—	$(343,655)

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) January 31, 2020	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities — 0.7%

Preferred Stocks — 0.7%(a)(b)

United States — 0.7%
AliphCom, Series 6, (Acquired 12/15/15, cost $0), 0.00%(c)(d)	8,264	$—
AliphCom, Series 8, (Acquired 03/10/15, cost $1,750,010), 0.00%(c)(d)	823,530	8
Illumio Inc., Series C (Acquired 3/10/15, cost $1,500,001), 0.00%	466,730	2,230,970
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $1,999,998), 0.00%	326,264	2,075,039

Total Preferred Stocks — 0.7% (Cost — $5,250,009)		4,306,017

	Par (000)

U.S. Treasury Obligations — 10.2%
U.S. Treasury Notes(e):
(3 mo.Treasury money market yield + 0.12%), 1.65%, 01/31/21	$6,575	6,577,132
(3 mo.Treasury money market yield + 0.14%), 1.67%, 04/30/21	19,065	19,073,038
(3 mo.Treasury money market yield + 0.22%), 1.76%, 07/31/21	20,000	20,029,786
(3 mo.Treasury money market yield + 0.30%), 1.84%, 10/31/21	13,000	13,038,396

Total U.S. Treasury Obligations — 10.2% (Cost — $58,635,058)		58,718,352

Total Long-Term Investments — 10.9% (Cost — $63,885,067)		63,024,369

	Shares

Short-Term Securities — 80.6%

Money Market Fund — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(f)(h)	27,654,464	27,654,464

Total Money Market Fund — 4.8% (Cost — $27,654,464)		27,654,464

Security	Par (000)	Value

U.S. Treasury Obligations — 75.8%
U.S. Treasury Bills(g):
1.92%, 02/06/20	$15,000	$14,998,172
1.93%, 02/13/20	35,000	34,985,708
1.51% - 1.53%, 02/18/20	157,000	156,904,656
1.53% - 1.56%, 03/03/20	53,270	53,204,237
1.56%, 03/19/20	18,655	18,619,614
1.53% - 1.56%, 03/24/20	19,825	19,783,354
1.56%, 03/26/20	2,170	2,165,255
1.54% - 1.55%, 04/02/20	7,345	7,326,823
1.72% - 1.73%, 04/09/20	4,030	4,018,659
1.66%, 04/16/20	2,405	2,397,559
1.64%, 04/23/20	28,000	27,904,997
(3 mo.Treasury money market yield + 0.03%), 1.57%, 04/30/20	40,300	40,301,605
2.38%, 04/30/20(e)	1,655	1,657,780
1.57%, 05/07/20	4,200	4,183,166
1.50% - 3.50%, 05/15/20	1,615	1,618,224
2.63%, 07/31/20	25,000	25,126,953
1.38% - 2.75%, 09/30/20	2,200	2,202,864
(3 mo.Treasury money market yield + 0.05%), 1.58%, 10/31/20(e)	6,000	5,997,983
2.50%, 12/31/20	13,000	13,112,226

Total U.S. Treasury Obligations — 75.8% (Cost — $436,440,647)		436,509,835

Total Short-Term Securities — 80.6% (Cost — $464,095,111)		464,164,299

Total Investments — 91.5% (Cost — $527,980,178)		527,188,668

Other Assets Less Liabilities — 8.5%		48,988,419

Net Assets — 100.0%		$576,177,087

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,306,017, representing 0.7% of its net assets as of period end, and an original cost of $5,250,009.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Non-income producing security.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,215,348	8,439,116	27,654,464	$27,654,464	$204,746	$53	$—

(a)	Includes net capital gain distributions, if applicable.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Index	233	02/21/20	$30,381	$(948,250)
CAC 40 Index	106	02/21/20	6,823	(256,391)
IBEX 35 Index	92	02/21/20	9,568	(140,159)
Hang Seng Index	13	02/27/20	2,195	(73,076)
MSCI Sing Index	725	02/27/20	19,352	(623,442)
Topix Index	60	03/12/20	9,297	(136,018)
SPI 200 Index	37	03/19/20	4,306	119,930
DAX Index	24	03/20/20	8,647	(212,574)
S&P 500 E-Mini Index	77	03/20/20	12,412	(167,446)

				(2,437,426)

Short Contracts
OMXS 30 Index	197	02/21/20	3,657	6,779
S&P/TSX 60 Index	188	03/19/20	29,307	(169,054)
FTSE 100 Index	260	03/20/20	24,780	829,093
FTSE/MIB Index	5	03/20/20	644	8,798

				675,616

				$(1,761,810)

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Market IX Future March 2020	CHF	4,875,434	Morgan Stanley & Co. International PLC	3/20/20	CHF	5,055	$132,822	$—	$132,822
Swiss Market IX Future March 2020	CHF	860,462	Morgan Stanley & Co. International PLC	3/20/20	CHF	892	17,091	—	17,091
Swiss Market IX Future March 2020	CHF	322,703	Morgan Stanley & Co. International PLC	3/20/20	CHF	335	6,440	—	6,440

							$156,353	$—	$156,353

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America, N.A.	02/15/23	USD	1,170,434	$(3,288,572	)(b)	$(2,062,235)	50.2%
	Bank of America, N.A.	02/15/23	USD	1,514,546	(1,220,753	)(c)	349,730	26.9
	Deutsche Bank A.G.	02/17/23 - 02/20/23	USD	125,410	(13,218	)(d)	113,882	0.1
	UBS AG	06/17/20 - 06/19/20	USD	2,006,098	(1,177,744	)(e)	268,486	28.2
	Goldman Sachs & Co.	04/22/20 - 03/01/23	USD	972,813	1,395,891	(f)	1,174,610	115.8
	Goldman Sachs & Co.	07/29/20 - 02/28/23	USD	541,004	(214,950	)(g)	210,102	31.8

					$(4,519,346)		$54,575

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0 - 3,626 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

AUD — 1D Overnight Reserve Bank of Australia Rate (AONIA)

AUD — 1M Australian Bank Bill Rate (BBSW)

CAD — 1D Overnight Bank of Canada Repo Rate (CORRA)

CAD — 1M Canadian Bankers Acceptances (BA)

CHF — 1D Overnight Swiss Franc LIBOR Rate BBA (CHFONLIB)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

CHF — 1W Swiss Franc LIBOR Rate BBA (SF0001W)

DKK — 1W Copenhagen Interbank Swap Rate (CIBOR)

DKK — Danish Tom/Next Reference Rate (DETNT/N)

EUR — 1D Effective Overnight Index Average (EONIA)

EUR — 1M Euro Interbank Offer Rate (EURIBOR)

EUR — 1W Euro Interbank Offer Rate (EURIBOR)

GBP — 1D Overnight Sterling LIBOR Rate BBA (GBPONLIB)

GBP — 1D Sterling Overnight Index Average (SONIA)

GBP — 1W Sterling LIBOR Rate BBA (GBP1WLIB)

HKD — 1D Overnight Index Swap Rate (HKDONOIS)

HKD — 1M Hong Kong Interbank Offer rate (HIBOR)

HKD — 1W Hong Kong Interbank Offer rate (HIBOR)

HKD — 2W Hong Kong Interbank Offer rate (HIBOR)

ILS — 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)

ILS — 1M Tel Aviv Interbank Offer Rate (TELBOR)

JPY — 1D Japanese Yen Spot Next BBA LIBOR (JY000S/N)

JPY — 1D Overnight Tokyo Average Rate (TONAT)

JPY — 1M Japanese Yen LIBOR Rate BBA (JY0001M)

JPY — 1W Japanese Yen LIBOR Rate BBA (JY0001W)

NOK — 1W Norway Interbank Offer Rate (NIBOR)

NOK — Norwegian Overnight Weighted Average (NOWA)

NZD — 1D New Zealand Official Overnight Deposit Rate (NZOCO)

NZD — 1M New Zealand Bank Bill Rate (BBR)

SEK — 1D Overnight Stockholm Interbank Offer Rate (STIBOR)

SEK — 1W Stockholm Interbank Offer Rate (STIBOR)

SEK — TN Stockholm Interbank Offer Rate (STIBOR)

SGD — 1D Overnight Singapore Assoc of Banks Rate (SIBOR)

SGD — 1D Singapore Assoc of Banks Swap Offer Rate (SOR)

SGD — 1M Singapore Assoc of Banks Swap Offer rate (SOR)

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

USD — 1M US Dollar LIBOR BBA

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $(55,903) of net dividends and financing fees.
(c)	Amount includes $(55,937) of net dividends and financing fees.
(d)	Amount includes $(1,690) of net dividends and financing fees.
(e)	Amount includes $559,868 of net dividends and financing fees.
(f)	Amount includes $1,194,094 of net dividends and financing fees.
(g)	Amount includes $115,952 of net dividends and financing fees.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of January 31, 2020 termination date 02/15/23

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
APA Group	2,419	$18,163	(0.9)%
Aristocrat Leisure Ltd.	31,984	762,792	(37.0)
Brambles Ltd.	30,592	255,517	(12.4)
Carsales.com Ltd.	9,554	108,748	(5.3)
Cochlear Ltd.	2,936	467,606	(22.7)
Computershare Ltd.	2,185	25,801	(1.2)
IDP Education Ltd.	39,796	463,282	(22.5)
Magellan Financial Group Ltd.	6,459	284,450	(13.8)
Oil Search Ltd.	17,392	83,128	(4.0)
REA Group Ltd.	5,758	435,678	(21.1)
Scentre Group	74,392	190,877	(9.3)
Spark Infrastructure Group	22,761	33,318	(1.6)
Sydney Airport	2,378	13,227	(0.6)
Treasury Wine Estates Ltd.	186,952	1,605,834	(77.9)
WiseTech Global Ltd.	14,572	238,119	(11.5)

		4,986,540

Belgium
Barco NV	149	37,048	(1.8)
Solvay SA	1,402	145,304	(7.0)

		182,352

Canada
CCL Industries, Inc., Class B	7,631	321,812	(15.6)
CGI, Inc.	2,525	193,334	(9.4)
Cogeco Communications, Inc.	1,301	102,141	(5.0)
FirstService Corp.	3,377	332,265	(16.1)
Nutrien Ltd.	6,570	280,444	(13.6)
Restaurant Brands International, Inc.	4,528	276,251	(13.4)
Ritchie Bros Auctioneers, Inc.	6,501	274,453	(13.3)
Shopify, Inc., Class A	2,901	1,351,045	(65.5)
Teck Resources Ltd., Class B	5,176	66,880	(3.3)
TFI International, Inc.	32,602	1,044,033	(50.6)
Wheaton Precious Metals Corp.	28,179	829,571	(40.2)

		5,072,229

Denmark
Carlsberg A/S, Class B	18,370	2,682,639	(130.1)
Chr Hansen Holding A/S	4,441	330,511	(16.0)
Coloplast A/S, Class B	2,767	348,867	(16.9)
DSV PANALPINA A/S	6,389	693,646	(33.6)
H Lundbeck A/S	18,084	768,432	(37.3)
SimCorp A/S	4,113	455,954	(22.1)

		5,280,049

Finland
Fortum OYJ	27,202	658,285	(31.9)
Huhtamaki OYJ	9,707	431,432	(20.9)
Kone OYJ, Class B	17,884	1,155,543	(56.0)
Valmet OYJ	1,488	32,188	(1.6)

		2,277,448

France
Arkema SA	518	47,464	(2.3)
Bureau Veritas SA	719	19,812	(1.0)
EssilorLuxottica SA	1,338	198,102	(9.6)
Imerys SA	6,705	289,447	(14.0)
Pernod Ricard SA	1,122	194,741	(9.5)
Rexel SA	70,841	847,407	(41.1)

	Shares	Value	% of Basket Value

France (continued)
Schneider Electric SE	3,329	$331,989	(16.1	) %
Unibail-Rodamco-Westfield	3,552	482,964	(23.4)

		2,411,926

Germany
Allianz SE, Registered Shares	6,958	1,661,177	(80.5)
Carl Zeiss Meditec AG, Bearer Shares	3,649	445,506	(21.6)
CompuGroup Medical SE	13,752	907,473	(44.0)
CTS Eventim AG & Co. KGaA	16,965	1,054,948	(51.2)
DWS Group GmbH & Co. KGaA	2,001	79,494	(3.8)
Fielmann AG	940	74,762	(3.6)
Puma SE	2,570	205,787	(10.0)
Rational AG	152	113,989	(5.5)
Sartorius AG, Preference Shares	116	26,995	(1.3)
Stroeer SE & Co. KGaA	20,339	1,614,355	(78.3)
TAG Immobilien AG	4,430	116,756	(5.7)

		6,301,242

Hong Kong
Champion REIT	31,000	18,602	(0.9)
Hongkong Land Holdings Ltd.	7,400	39,279	(1.9)
Hysan Development Co. Ltd.	9,000	33,597	(1.6)
Melco Resorts & Entertainment Ltd. — ADR	4,463	90,018	(4.4)
NWS Holdings Ltd.	43,000	55,253	(2.7)
Swire Pacific Ltd., Class A	38,500	338,060	(16.4)
Swire Properties Ltd.	20,400	63,330	(3.1)
Techtronic Industries Co. Ltd.	13,500	107,718	(5.2)

		745,857

Ireland
AIB Group PLC	41,591	121,938	(5.9)

Israel
Alony Hetz Properties & Investments Ltd.	4,342	71,755	(3.5)

Japan
Advantest Corp.	3,300	172,163	(8.4)
Amada Holdings Co. Ltd.	9,300	96,858	(4.7)
Benesse Holdings, Inc.	13,900	381,831	(18.5)
Citizen Watch Co. Ltd.	91,500	442,350	(21.5)
Dai-ichi Life Holdings, Inc.	28,600	424,458	(20.6)
Daicel Corp.	1,600	15,146	(0.7)
Denka Co. Ltd.	11,200	302,563	(14.7)
DIC Corp.	3,600	94,373	(4.6)
Dip Corp.	7,600	241,933	(11.7)
Electric Power Development Co. Ltd.	29,200	658,497	(31.9)
Fuji Media Holdings, Inc.	17,300	235,221	(11.4)
Fuji Seal International, Inc.	3,900	81,679	(4.0)
H2O Retailing Corp.	17,100	155,007	(7.5)
Inpex Corp.	30,900	288,426	(14.0)
Isetan Mitsukoshi Holdings Ltd.	72,100	562,890	(27.3)
Izumi Co. Ltd.	21,900	690,275	(33.5)
JFE Holdings, Inc.	73,400	869,194	(42.1)
JXTG Holdings, Inc.	335,700	1,427,791	(69.2)
Kaneka Corp.	17,200	527,336	(25.6)
Kansai Electric Power Co., Inc.	16,500	185,177	(9.0)
Kawasaki Heavy Industries Ltd.	1,100	21,686	(1.1)
Kobe Steel Ltd.	166,400	759,866	(36.8)
Koito Manufacturing Co. Ltd.	800	34,717	(1.7)
Konica Minolta, Inc.	33,600	205,098	(9.9)
Kose Corp.	800	103,009	(5.0)
Kyushu Electric Power Co., Inc.	3,900	32,116	(1.6)
Lintec Corp.	14,200	306,955	(14.9)
Maruha Nichiro Corp.	8,900	212,840	(10.3)
Maruichi Steel Tube Ltd.	900	24,972	(1.2)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Mitsubishi Gas Chemical Co., Inc.	25,900	$392,124	(19.0	) %
Mitsubishi Motors Corp.	40,400	150,520	(7.3)
Mitsui Chemicals, Inc.	1,800	39,530	(1.9)
NGK Spark Plug Co. Ltd.	1,000	17,571	(0.9)
Nichirei Corp.	3,500	84,610	(4.1)
Nifco, Inc.	2,900	75,996	(3.7)
Nikon Corp.	4,600	55,545	(2.7)
Nippon Electric Glass Co. Ltd.	81,900	1,582,149	(76.7)
Nippon Paint Holdings Co. Ltd.	4,300	205,545	(10.0)
Nippon Shokubai Co. Ltd.	2,800	164,167	(8.0)
Nippon Television Holdings, Inc.	15,700	212,115	(10.3)
NTN Corp.	36,900	97,783	(4.7)
Oji Holdings Corp.	92,200	468,431	(22.7)
Pola Orbis Holdings, Inc.	84,000	1,819,838	(88.2)
Ryohin Keikaku Co. Ltd.	6,400	106,999	(5.2)
Sanwa Holdings Corp.	17,700	186,188	(9.0)
SKY Perfect JSAT Holdings, Inc.	32,200	138,512	(6.7)
Sumitomo Heavy Industries Ltd.	1,000	26,197	(1.3)
Sumitomo Rubber Industries Ltd.	17,100	187,883	(9.1)
T&D Holdings, Inc.	49,900	531,899	(25.8)
Taisho Pharmaceutical Holdings Co. Ltd.	3,100	219,002	(10.6)
Takeda Pharmaceutical Co. Ltd.	45,400	1,743,513	(84.5)
Tohoku Electric Power Co., Inc.	20,100	188,398	(9.1)
Topcon Corp.	11,200	154,284	(7.5)
Ube Industries Ltd.	95,200	1,910,760	(92.7)
Yakult Honsha Co. Ltd.	3,000	150,886	(7.3)
Yamaha Motor Co. Ltd.	6,400	118,769	(5.8)
Yamato Holdings Co. Ltd.	47,500	760,630	(36.9)
Yamato Kogyo Co. Ltd.	700	16,959	(0.8)
Zenkoku Hosho Co. Ltd.	5,800	248,146	(12.0)

		21,609,376

Netherlands
ASM International NV	3,653	443,936	(21.5)
NN Group NV	26,210	909,710	(44.1)

		1,353,646

Norway
Tomra Systems ASA	9,950	292,877	(14.2)

Singapore
Singapore Telecommunications Ltd.	489,200	1,177,142	(57.1)

Spain
Acerinox SA	13,364	130,108	(6.3)

Sweden
Evolution Gaming Group AB	657	20,290	(1.0)
Fabege AB	4,745	81,337	(3.9)
Volvo AB, Class B	148,464	2,537,803	(123.1)

		2,639,430

Switzerland
Logitech International SA, Registered Shares	27,844	1,247,338	(60.5)
PSP Swiss Property AG, Registered Shares	7,959	1,203,456	(58.3)
Sika AG, Registered Shares	4,377	787,096	(38.2)
Sunrise Communications Group AG	2,512	207,450	(10.1)

		3,445,340

United Kingdom
AstraZeneca PLC	20,558	2,011,139	(97.5)
Auto Trader Group PLC	26,449	195,161	(9.5)
boohoo Group PLC	16,911	67,507	(3.3)
British American Tobacco PLC	19,420	861,001	(41.7)
Dialog Semiconductor PLC	469	20,738	(1.0)
GlaxoSmithKline PLC	14,354	337,023	(16.3)

	Shares	Value	% of Basket Value

United Kingdom (continued)
Hargreaves Lansdown PLC	4,796	$108,867	(5.3	) %
Informa PLC	2,960	30,236	(1.5)
JD Sports Fashion PLC	62,418	675,001	(32.7)
John Wood Group PLC	75,267	372,564	(18.1)
Moneysupermarket.com Group PLC	253,002	1,086,023	(52.7)
Pearson PLC	96,695	721,725	(35.0)
RELX PLC	48,288	1,281,169	(62.1)
Rightmove PLC	23,007	199,391	(9.7)
Spirax-Sarco Engineering PLC	1,559	183,143	(8.9)
Subsea 7 SA	14,341	153,320	(7.4)
TechnipFMC PLC	70,488	1,163,757	(56.4)
Vistry Group PLC	3,132	57,074	(2.8)

		9,524,839

United States
Adobe, Inc.	1,067	374,666	(18.2)
AGCO Corp.	16,904	1,185,647	(57.5)
Alcoa Corp.	6,746	94,107	(4.6)
Allegion PLC	10,488	1,356,308	(65.8)
Amdocs Ltd.	2,031	146,130	(7.1)
AMN Healthcare Services, Inc.	240	16,171	(0.8)
Analog Devices, Inc.	938	102,945	(5.0)
ANSYS, Inc.	1,759	482,546	(23.4)
AO Smith Corp.	9,971	425,662	(20.6)
Apple Hospitality REIT, Inc.	22,381	336,163	(16.3)
Associated Banc-Corp	3,629	72,326	(3.5)
Atlassian Corp. PLC, Class A	934	137,298	(6.6)
Avnet, Inc.	35,754	1,304,663	(63.3)
Baker Hughes Co.	5,535	119,888	(5.8)
Bank OZK	15,299	415,827	(20.2)
Bio-Techne Corp.	1,453	305,086	(14.8)
Boston Beer Co., Inc., Class A	45	16,037	(0.8)
Burlington Stores, Inc.	159	34,578	(1.7)
Cadence Design Systems, Inc.	4,516	325,649	(15.8)
Carlisle Cos., Inc.	329	51,400	(2.5)
Cboe Global Markets, Inc.	1,767	217,730	(10.6)
CDW Corp.	19,718	2,572,213	(124.7)
Cinemark Holdings, Inc.	52,666	1,659,506	(80.5)
CIT Group, Inc.	49,484	2,261,914	(109.7)
Citizens Financial Group, Inc.	10,225	381,188	(18.5)
Comerica, Inc.	14,777	903,761	(43.8)
Cornerstone OnDemand, Inc.	4,637	272,656	(13.2)
Coupa Software, Inc.	2,220	357,753	(17.3)
Devon Energy Corp.	17,905	388,897	(18.9)
DexCom, Inc.	7,538	1,814,773	(88.0)
Domino’s Pizza, Inc.	2,849	802,706	(38.9)
Dunkin’ Brands Group, Inc.	39,212	3,062,065	(148.5)
Eastman Chemical Co.	14,341	1,022,083	(49.6)
Edwards Lifesciences Corp.	16,548	3,638,243	(176.4)
FactSet Research Systems, Inc.	5,271	1,508,086	(73.1)
Fair Isaac Corp.	191	76,855	(3.7)
First Horizon National Corp.	106,853	1,709,648	(82.9)
FirstCash, Inc.	1,775	154,372	(7.5)
Five9, Inc.	1,195	85,717	(4.1)
Fluor Corp.	51,402	919,582	(44.6)
FNB Corp.	5,395	62,960	(3.0)
Fortinet, Inc.	167	19,265	(0.9)
Globe Life, Inc.	4,243	442,375	(21.4)
Globus Medical, Inc., Class A	2,736	143,038	(6.9)
Goodyear Tire & Rubber Co.	100,245	1,316,217	(63.8)
HEICO Corp.	22,581	2,764,592	(134.1)
Host Hotels & Resorts, Inc.	3,431	56,063	(2.7)
Hubbell, Inc.	6,284	900,057	(43.6)

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
IHS Markit Ltd.	10,559	$832,683	(40.4	) %
Intuit, Inc.	4,045	1,134,137	(55.0)
Investors Bancorp, Inc.	2,683	32,424	(1.6)
J.M. Smucker Co.	596	61,752	(3.0)
Jack Henry & Associates, Inc.	4,016	600,553	(29.1)
James Hardie Industries PLC	6,408	134,733	(6.5)
KLA Corp.	5,228	866,489	(42.0)
Lam Research Corp.	731	217,991	(10.6)
Lamb Weston Holdings, Inc.	17,366	1,585,689	(76.9)
Legg Mason, Inc.	165	6,460	(0.3)
Lockheed Martin Corp.	2,186	935,870	(45.4)
Lululemon Athletica, Inc.	6,046	1,447,352	(70.2)
Macy’s, Inc.	14,310	228,244	(11.1)
Manhattan Associates, Inc.	15,487	1,323,519	(64.2)
Microsoft Corp.	1,576	268,282	(13.0)
Molson Coors Brewing Co., Class B	22,770	1,265,557	(61.4)
Moody’s Corp.	1,117	286,834	(13.9)
Mosaic Co.	21,065	417,930	(20.3)
Motorola Solutions, Inc.	12,341	2,184,357	(105.9)
MSC Industrial Direct Co., Inc., Class A	33,544	2,283,340	(110.7)
NuVasive, Inc.	786	60,616	(2.9)
O’Reilly Automotive, Inc.	306	124,267	(6.0)
Omnicom Group, Inc.	18,091	1,362,433	(66.1)
PacWest Bancorp	77,496	2,716,235	(131.7)
Park Hotels & Resorts, Inc.	61,231	1,343,408	(65.1)
Paychex, Inc.	1,218	104,468	(5.1)
Paycom Software, Inc.	1,689	537,372	(26.1)
Paylocity Holding Corp.	3,974	563,871	(27.3)
Philip Morris International, Inc.	2,484	205,427	(10.0)
Pool Corp.	6,203	1,360,318	(66.0)
PPG Industries, Inc.	4,074	488,228	(23.7)
Prudential Financial, Inc.	10,882	990,915	(48.0)
Q2 Holdings, Inc.	5,863	511,195	(24.8)
Qurate Retail, Inc., Series A	9,986	85,181	(4.1)
S&P Global, Inc.	9,042	2,655,907	(128.8)
salesforce.com, Inc.	5,012	913,738	(44.3)
ServiceNow, Inc.	7,057	2,386,889	(115.7)
Sirius XM Holdings, Inc.	183,643	1,298,356	(63.0)
SiteOne Landscape Supply, Inc.	2,636	254,506	(12.3)
Telephone & Data Systems, Inc.	4,761	107,979	(5.2)
Teradata Corp.	3,764	91,616	(4.4)
TopBuild Corp.	2,497	285,931	(13.9)
TransUnion	18,392	1,686,546	(81.8)
TripAdvisor, Inc.	12,367	337,866	(16.4)
Unum Group	32,809	875,672	(42.5)
Wolverine World Wide, Inc.	3,029	95,626	(4.6)
Woodward, Inc.	2,706	314,735	(15.3)
Zoetis, Inc.	4,991	669,842	(32.5)

		75,360,751

Total Reference Entity — Long		142,984,845

Reference Entity — Short

Australia
Afterpay Ltd.	(7,434)	(185,641)	9.0
CSR Ltd.	(95,895)	(307,421)	14.9
Iluka Resources Ltd.	(3,803)	(24,324)	1.2
Incitec Pivot Ltd.	(152,822)	(331,814)	16.1
Mineral Resources Ltd.	(25,735)	(289,338)	14.0
NEXTDC Ltd.	(588,172)	(2,941,881)	142.7
Nufarm Ltd.	(55,841)	(203,676)	9.9
OZ Minerals Ltd.	(121,092)	(808,838)	39.2

	Shares	Value	% of Basket Value

Australia (continued)
Qube Holdings Ltd.	(54,287)	$(123,743)	6.0%
Saracen Mineral Holdings Ltd.	(121,160)	(326,560)	15.8
St Barbara Ltd.	(33,559)	(62,556)	3.0
TPG Telecom Ltd.	(3,277)	(16,292)	0.8
Westpac Banking Corp.	(2,503)	(41,829)	2.0

		(5,663,913)

Austria
S&T AG	(1,310)	(35,167)	1.7
Verbund AG	(1,400)	(74,094)	3.6

		(109,261)

Belgium
Proximus SADP	(44,835)	(1,277,443)	61.9
Umicore SA	(56,930)	(2,621,248)	127.1

		(3,898,691)

Bermuda
RenaissanceRe Holdings Ltd.	(4,214)	(798,300)	38.7

Canada
Alimentation Couche-Tard, Inc., Class B	(2,878)	(96,187)	4.7
Allied Properties Real Estate Investment Trust	(20,008)	(834,851)	40.5
Bombardier, Inc., Class B	(184,045)	(171,056)	8.3
Brookfield Asset Management, Inc., Class A	(229)	(14,013)	0.7
Cameco Corp.	(8,375)	(67,524)	3.3
Canadian National Railway Co.	(43,587)	(4,073,148)	197.5
Empire Co. Ltd., Class A	(1,276)	(29,600)	1.4
George Weston Ltd.	(3,210)	(258,687)	12.5
iA Financial Corp., Inc.	(10,970)	(603,706)	29.3
Inter Pipeline Ltd.	(74,671)	(1,244,141)	60.3
Lundin Mining Corp.	(7,255)	(38,046)	1.8
Metro, Inc.	(55,368)	(2,257,143)	109.5
Norbord, Inc.	(2,312)	(67,907)	3.3
Onex Corp.	(5,854)	(375,551)	18.2
Stars Group, Inc.	(7,344)	(175,248)	8.5
Sun Life Financial, Inc.	(9,023)	(424,219)	20.6

		(10,731,027)

China
Prosus NV	(1,203)	(86,777)	4.2

Denmark
Ambu A/S, Class B	(64,734)	(1,181,545)	57.3
Pandora A/S	(4,534)	(235,115)	11.4

		(1,416,660)

Finland
Konecranes OYJ	(7,808)	(235,356)	11.4
Nokia OYJ	(5,025)	(19,561)	1.0

		(254,917)

France
Air France-KLM	(3,369)	(31,211)	1.5
Alstom SA	(3,263)	(172,940)	8.4
Bollore SA	(93,539)	(380,076)	18.4
Capgemini SE	(346)	(42,970)	2.1
Carrefour SA	(3,267)	(55,283)	2.7
CGG SA	(119,259)	(335,108)	16.2
Electricite de France SA	(3,541)	(43,715)	2.1
Eurazeo SE	(5,699)	(407,868)	19.8
SOITEC	(233)	(21,901)	1.1
Thales SA	(7,772)	(852,830)	41.4

		(2,343,902)

Germany
Bilfinger SE	(13,439)	(474,058)	23.0

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Germany (continued)
Delivery Hero SE	(20,242)	$(1,557,490)	75.5%
Deutsche Bank AG	(34,619)	(316,727)	15.4
Deutsche Lufthansa AG	(28,523)	(434,509)	21.1
E.ON SE	(3,037)	(34,412)	1.7
Gerresheimer AG	(769)	(60,937)	2.9
Infineon Technologies AG	(81,386)	(1,748,411)	84.8
Knorr-Bremse AG	(3,708)	(405,108)	19.6
RWE AG	(46,576)	(1,614,658)	78.3
Siltronic AG	(6,221)	(666,376)	32.3
Symrise AG	(138)	(14,224)	0.7
TeamViewer AG	(28,716)	(1,022,695)	49.6
ThyssenKrupp AG	(82,257)	(1,011,436)	49.0

		(9,361,041)

Hong Kong
Hong Kong & China Gas Co. Ltd.	(263,000)	(503,298)	24.4
Kerry Logistics Network Ltd.	(21,000)	(33,501)	1.6
SJM Holdings Ltd.	(106,000)	(118,179)	5.8
VTech Holdings Ltd.	(33,800)	(305,508)	14.8

		(960,486)

Israel
Bank Hapoalim BM	(46,026)	(395,162)	19.2

Italy
Banco BPM SpA	(367,160)	(750,705)	36.4
Freni Brembo SpA	(58,899)	(673,676)	32.7
Infrastrutture Wireless Italiane SpA	(4,846)	(50,385)	2.4
Prada SpA	(621,700)	(2,397,435)	116.3
Prysmian SpA	(1,972)	(43,743)	2.1

		(3,915,944)

Japan
Aeon Co. Ltd.	(4,700)	(96,131)	4.7
Ariake Japan Co., Ltd.	(2,400)	(164,036)	8.0
Asics Corp.	(20,800)	(303,875)	14.7
Bank of Kyoto Ltd.	(24,100)	(963,174)	46.7
Canon Marketing Japan, Inc.	(6,700)	(159,694)	7.7
Chugoku Bank Ltd.	(97,100)	(920,441)	44.6
Daiwa Securities Group, Inc.	(40,000)	(202,291)	9.8
Fujitsu General, Ltd.	(1,600)	(35,770)	1.7
Fujitsu Ltd.	(3,900)	(412,357)	20.0
GMO Payment Gateway, Inc.	(3,500)	(225,062)	10.9
Hachijuni Bank Ltd.	(76,200)	(291,048)	14.1
Haseko Corp.	(3,500)	(45,633)	2.2
Heiwa Corp.	(2,400)	(49,607)	2.4
Hikari Tsushin, Inc.	(700)	(172,063)	8.3
Hitachi Capital Corp.	(3,400)	(92,030)	4.5
Hitachi Construction Machinery Co., Ltd.	(1,200)	(32,158)	1.6
Hitachi High-Technologies Corp.	(4,700)	(336,050)	16.3
Hitachi Metals Ltd.	(13,900)	(213,635)	10.4
Ichigo, Inc.	(40,300)	(151,207)	7.3
Iida Group Holdings Co., Ltd.	(1,400)	(23,595)	1.1
Ito En Ltd.	(1,600)	(77,696)	3.8
ITOCHU Corp.	(1,900)	(44,386)	2.2
Itochu Techno-Solutions Corp.	(900)	(26,504)	1.3
Iyo Bank Ltd.	(67,600)	(348,858)	16.9
Japan Airport Terminal Co. Ltd.	(800)	(36,871)	1.8
Japan Exchange Group, Inc.	(6,000)	(107,529)	5.2
Japan Real Estate Investment Corp.	(89)	(649,906)	31.5
Justsystems Corp.	(7,900)	(429,976)	20.8
Kansai Mirai Financial Group, Inc.	(42,100)	(242,864)	11.8
Keihan Holdings Co. Ltd.	(9,500)	(429,600)	20.8
Keikyu Corp.	(20,400)	(375,522)	18.2

	Shares	Value	% of Basket Value

Japan (continued)
Keisei Electric Railway Co. Ltd.	(12,000)	$(434,124)	21.1%
Kintetsu Group Holdings Co. Ltd.	(5,200)	(274,057)	13.3
Koei Tecmo Holdings Co. Ltd.	(32,800)	(861,177)	41.8
Kubota Corp.	(2,900)	(45,413)	2.2
Kurita Water Industries Ltd.	(900)	(26,319)	1.3
Kusuri no Aoki Holdings Co. Ltd.	(11,000)	(662,322)	32.1
Kyowa Kirin Co. Ltd.	(1,200)	(28,211)	1.4
Kyushu Financial Group, Inc.	(15,400)	(64,299)	3.1
Kyushu Railway Co.	(13,200)	(431,895)	20.9
Maeda Road Construction Co. Ltd.	(61,300)	(2,071,938)	100.5
Makita Corp.	(1,000)	(38,249)	1.9
Medipal Holdings Corp.	(800)	(16,952)	0.8
Minebea Mitsumi, Inc.	(26,200)	(508,961)	24.7
Mitsubishi Logistics Corp.	(600)	(15,201)	0.7
Mitsubishi Shokuhin Co. Ltd.	(700)	(20,215)	1.0
Nagoya Railroad Co. Ltd.	(3,100)	(90,949)	4.4
NGK Insulators Ltd.	(26,500)	(444,317)	21.5
NH Foods Ltd.	(400)	(17,559)	0.9
Nippon Building Fund, Inc.	(134)	(1,085,494)	52.6
NOF Corp.	(1,800)	(58,594)	2.8
Odakyu Electric Railway Co. Ltd.	(2,400)	(53,235)	2.6
Orient Corp.	(23,900)	(36,727)	1.8
Oriental Land Co. Ltd.	(2,200)	(286,517)	13.9
Sanrio Co. Ltd.	(13,100)	(258,464)	12.5
Sawai Pharmaceutical Co. Ltd.	(500)	(32,493)	1.6
Shiga Bank Ltd.	(22,400)	(537,744)	26.1
Shinsei Bank Ltd.	(9,100)	(139,332)	6.8
Shochiku Co. Ltd.	(2,200)	(297,853)	14.4
Softbank Corp.	(4,700)	(64,480)	3.1
Sony Corp.	(400)	(27,971)	1.4
Sony Financial Holdings, Inc.	(13,800)	(317,733)	15.4
Suzuki Motor Corp.	(6,800)	(311,139)	15.1
Taiyo Yuden Co. Ltd.	(800)	(23,068)	1.1
Tobu Railway Co. Ltd.	(8,700)	(306,474)	14.9
Toho Gas Co. Ltd.	(1,800)	(69,538)	3.4
Tokai Carbon Co. Ltd.	(149,203)	(1,348,464)	65.4
Tokyo Century Corp.	(3,300)	(167,869)	8.1
Tokyo Tatemono Co. Ltd.	(3,600)	(58,167)	2.8
Toppan Printing Co., Ltd.	(11,900)	(237,167)	11.5
TOTO Ltd.	(5,500)	(223,490)	10.8
Toyota Motor Corp.	(3,500)	(243,347)	11.8

		(19,897,087)

Luxembourg
Tenaris SA	(40,675)	(420,359)	20.4

Netherlands
OCI NV	(77,243)	(1,330,613)	64.5

New Zealand
a2 Milk Co. Ltd.	(43,278)	(414,159)	20.1

Norway
Aker ASA, — A Shares	(210)	(11,582)	0.6

Portugal
Jeronimo Martins SGPS SA	(1,075)	(18,498)	0.9

Spain
Siemens Gamesa Renewable Energy SA	(22,571)	(359,750)	17.4
Viscofan SA	(347)	(18,472)	0.9

		(378,222)

Sweden
Indutrade AB	(1,050)	(37,818)	1.8
Skandinaviska Enskilda Banken AB, Class A	(19,682)	(194,496)	9.4

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Sweden (continued)
Telia Co. AB	(25,726)	$(110,016)	5.4%

		(342,330)

Switzerland
Alcon, Inc.	(6,926)	(409,173)	19.8
Baloise Holding AG	(3,429)	(619,547)	30.0
Cie Financiere Richemont SA, Registered Shares	(1,346)	(97,750)	4.7
Credit Suisse Group AG, Registered Shares	(2,553)	(32,283)	1.6
Georg Fischer AG, Registered Shares	(960)	(941,449)	45.7
Sonova Holding AG	(735)	(184,317)	8.9
Stadler Rail AG	(31,270)	(1,493,376)	72.4
Swatch Group AG, Registered Shares	(11,940)	(580,429)	28.2
Swisscom AG	(209)	(114,671)	5.6

		(4,472,995)

United Kingdom
Ashtead Group PLC	(10,134)	(327,104)	15.9
Associated British Foods PLC	(12,288)	(425,333)	20.6
BAE Systems PLC	(21,570)	(179,310)	8.7
Burberry Group PLC	(14,849)	(380,734)	18.5
Domino’s Pizza Group PLC	(59,425)	(242,025)	11.7
DS Smith PLC	(13,464)	(60,574)	2.9
Electrocomponents PLC	(14,593)	(127,482)	6.2
Farfetch Ltd., Class A	(8,178)	(99,772)	4.8
Legal & General Group PLC	(56,056)	(225,452)	10.9
Melrose Industries PLC	(39,080)	(119,768)	5.8
National Grid PLC	(25,055)	(332,898)	16.2
Ocado Group PLC	(5,236)	(84,423)	4.1
Quilter PLC	(596,841)	(1,336,486)	64.8
Renishaw PLC	(15,799)	(827,103)	40.1
Travis Perkins PLC	(19,723)	(402,881)	19.5
Victrex PLC	(13,337)	(389,183)	18.9
Weir Group PLC	(88,893)	(1,577,518)	76.5
Whitbread PLC	(2,839)	(167,356)	8.1

		(7,305,402)

United States
Alteryx, Inc., Class A	(931)	(129,847)	6.3
American Airlines Group, Inc.	(4,651)	(124,833)	6.1
Appian Corp.	(1,490)	(76,050)	3.7
Aramark	(20,466)	(903,369)	43.8
Arista Networks, Inc.	(1,733)	(387,048)	18.8
Assurant, Inc.	(11,071)	(1,445,430)	70.1
Axis Capital Holdings Ltd.	(2,500)	(160,625)	7.8
Axsome Therapeutics, Inc.	(3,199)	(277,737)	13.5
Berry Global Group, Inc.	(3,342)	(142,102)	6.9
Beyond Meat, Inc.	(3,318)	(366,374)	17.8
Brighthouse Financial, Inc.	(3,446)	(134,049)	6.5
Cardinal Health, Inc.	(28,684)	(1,468,908)	71.2
Carvana Co.	(634)	(50,244)	2.4
CBRE Group, Inc., Class A	(360)	(21,978)	1.1
CF Industries Holdings, Inc.	(21,221)	(854,782)	41.4
Cheniere Energy, Inc.	(20,973)	(1,242,441)	60.2
Chewy, Inc., Class A	(25,512)	(676,323)	32.8
Cloudflare, Inc., Class A	(83,834)	(1,497,275)	72.6
Corteva, Inc.	(96,071)	(2,778,373)	134.7
Coty, Inc., Class A	(13,582)	(139,351)	6.8
Credit Acceptance Corp.	(619)	(265,539)	12.9
Crowdstrike Holdings, Inc., Class A	(41,330)	(2,524,850)	122.4
Crown Castle International Corp.	(2,952)	(442,328)	21.4
CSX Corp.	(669)	(51,071)	2.5
Darling International, Inc.	(10,458)	(283,726)	13.8
Datadog, Inc., Class A	(74,453)	(3,440,473)	166.8
Dell Technologies, Inc., Class C	(347)	(16,923)	0.8

	Shares	Value	% of Basket Value

United States (continued)
Diamondback Energy, Inc.	(505)	$(37,572)	1.8%
DISH Network Corp., Class A	(11,722)	(430,901)	20.9
Dominion Energy, Inc.	(3,879)	(332,624)	16.1
Dow Inc.	(29,624)	(1,364,778)	66.2
Edison International	(5,546)	(424,546)	20.6
Enphase Energy, Inc.	(15,780)	(497,386)	24.1
Equity Residential	(298)	(24,758)	1.2
Essential Utilities, Inc.	(4,457)	(231,497)	11.2
Essex Property Trust, Inc.	(1,007)	(311,928)	15.1
Etsy, Inc.	(284)	(13,862)	0.7
Federal Realty Investment Trust	(4,314)	(539,336)	26.2
Flex Ltd.	(16,152)	(212,399)	10.3
Floor & Decor Holdings, Inc., Class A	(13,434)	(662,431)	32.1
Fox Corp., Class A	(2,718)	(100,783)	4.9
Fox Corp., Class B	(69,487)	(2,524,463)	122.4
Freeport-McMoRan, Inc.	(21,875)	(242,812)	11.8
Goldman Sachs Group, Inc.	(38,166)	(9,073,967)	440.0
Grocery Outlet Holding Corp.	(999)	(32,707)	1.6
GrubHub, Inc.	(4,782)	(258,945)	12.6
Guardant Health, Inc.	(3,931)	(298,913)	14.5
Hess Corp.	(2,750)	(155,567)	7.5
Highwoods Properties, Inc.	(2,108)	(105,632)	5.1
HollyFrontier Corp.	(1,588)	(71,333)	3.5
Howard Hughes Corp.	(19,886)	(2,419,728)	117.3
Huntington Ingalls Industries, Inc.	(2,056)	(536,616)	26.0
II-VI, Inc.	(2,328)	(78,337)	3.8
Interactive Brokers Group, Inc., Class A	(1,397)	(65,659)	3.2
Iridium Communications, Inc.	(12,902)	(329,646)	16.0
Jabil, Inc.	(26,243)	(1,020,590)	49.5
Jacobs Engineering Group, Inc.	(2,928)	(270,928)	13.1
JBG SMITH Properties	(27,250)	(1,104,987)	53.6
Kansas City Southern	(541)	(91,261)	4.4
Kemper Corp.	(422)	(31,405)	1.5
LiveRamp Holdings, Inc.	(5,528)	(222,447)	10.8
Loews Corp.	(3,988)	(205,183)	9.9
Louisiana-Pacific Corp.	(9,944)	(305,082)	14.8
Magnolia Oil & Gas Corp., Class A	(6,099)	(64,161)	3.1
McKesson Corp.	(4,544)	(648,020)	31.4
Newell Brands, Inc.	(7,317)	(142,901)	6.9
Newmont Mining Corp.	(86,557)	(3,900,258)	189.1
NiSource, Inc.	(128)	(3,752)	0.2
Norfolk Southern Corp.	(8,387)	(1,746,257)	84.7
Occidental Petroleum Corp.	(8,595)	(341,393)	16.6
ON Semiconductor Corp.	(7,993)	(185,038)	9.0
Oracle Corp.	(487)	(25,543)	1.2
Phillips 66	(1,311)	(119,786)	5.8
Pinterest, Inc., Class A	(31,789)	(700,312)	34.0
Polaris Industries, Inc.	(981)	(90,095)	4.4
Prologis, Inc.	(3,804)	(353,316)	17.1
Public Storage	(10,193)	(2,280,786)	110.6
Pure Storage, Inc., Class A	(5,861)	(104,326)	5.1
Reliance Worldwide Corp. Ltd.	(108,267)	(322,085)	15.6
Sanderson Farms, Inc.	(10,194)	(1,403,612)	68.1
Semtech Corp.	(1,463)	(70,502)	3.4
Shake Shack, Inc., Class A	(16,797)	(1,132,958)	54.9
Signature Bank	(5,780)	(820,124)	39.8
Slack Technologies, Inc., Class A	(6,764)	(140,218)	6.8
SLM Corp.	(99,041)	(1,081,528)	52.4
Snap, Inc., Class A	(13,344)	(245,263)	11.9
Southwest Airlines Co.	(35,376)	(1,944,972)	94.3
SS&C Technologies Holdings, Inc.	(63)	(3,970)	0.2
Stericycle, Inc.	(14,834)	(929,795)	45.1

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Syneos Health, Inc.	(1,843)	$(113,086)	5.5%
SYNNEX Corp.	(6,972)	(960,463)	46.6
Tandem Diabetes Care, Inc.	(3,100)	(235,724)	11.4
Textron, Inc.	(4,818)	(221,291)	10.7
Tradeweb Markets, Inc., Class A	(4,097)	(189,199)	9.2
Trimble, Inc.	(6,628)	(281,823)	13.7
Truist Financial Corp.	(13,577)	(700,166)	34.0
UDR, Inc.	(2,354)	(112,780)	5.5
Ulta Salon Cosmetics & Fragrance, Inc.	(1,682)	(450,625)	21.9
United Airlines Holdings, Inc.	(9,008)	(673,798)	32.7
Vishay Intertechnology, Inc.	(14,570)	(295,625)	14.3
Wayfair, Inc., Class A	(976)	(91,451)	4.4
WEX, Inc.	(7,862)	(1,705,425)	82.7
Xilinx, Inc.	(3,411)	(288,161)	14.0
XPO Logistics, Inc.	(214)	(19,029)	0.9
Zoom Video Communications, Inc., Class A	(10,147)	(774,216)	37.5
Zscaler, Inc.	(1,299)	(72,861)	3.5

		(70,519,752)

Total Reference Entity — Short		(145,047,080)

Net Value of Reference Entity — Bank of America, N.A.		$(2,062,235)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of January 31, 2020 termination date 02/15/23

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Altium Ltd.	2,665	$69,548	19.9%
ARB Corp. Ltd.	14,262	175,378	50.1
Bravura Solutions Ltd.	1,378	4,990	1.4
Breville Group Ltd.	4,469	55,053	15.7
Carsales.com Ltd.	14,312	162,906	46.6
Centuria Metropolitan REIT	68,719	137,830	39.4
Charter Hall Group	23,263	198,490	56.8
Charter Hall Long Wale REIT	4,743	17,959	5.1
Corporate Travel Management Ltd.	11,669	137,148	39.2
Credit Corp. Group Ltd.	3,399	79,879	22.8
Domino’s Pizza Enterprises Ltd.	584	21,231	6.1
GUD Holdings Ltd.	6,270	49,863	14.3
GWA Group Ltd.	79,445	188,693	53.9
IDP Education Ltd.	5,085	59,197	16.9
Integrated Research Ltd.	3,953	7,762	2.2
InvoCare Ltd.	9,958	88,751	25.4
IPH Ltd.	4,793	29,014	8.3
IRESS Ltd.	5,166	47,733	13.6
Lovisa Holdings Ltd.	9,745	71,807	20.5
Megaport Ltd.	4,061	29,911	8.5
Monadelphous Group Ltd.	2,466	28,494	8.1
Netwealth Group Ltd.	3,391	18,088	5.2
nib holdings Ltd.	66,593	238,439	68.2
Orora Ltd.	9,607	20,509	5.9
Perpetual Ltd.	1,261	35,567	10.2
Premier Investments Ltd.	1,671	21,974	6.3
Pro Medicus Ltd.	3,460	54,546	15.6
Service Stream Ltd.	98,051	170,602	48.8
Shopping Centres Australasia Property Group	11,596	22,332	6.4

	Shares	Value	% of Basket Value

Australia (continued)
Star Entertainment Group Ltd.	81,141	$224,076	64.1%
Steadfast Group Ltd.	24,862	63,176	18.1
Technology One Ltd.	5,224	29,240	8.4
Viva Energy REIT	9,787	18,056	5.2

		2,578,242

Austria
BAWAG Group AG	2,922	126,291	36.1
Oesterreichische Post AG	3,038	115,326	33.0
Telekom Austria AG	16,944	136,240	39.0
Wienerberger AG	15,621	443,203	126.7

		821,060

Belgium
Barco NV	981	243,924	69.8
D’ieteren SA	386	24,915	7.1
Fagron	9,517	220,310	63.0
Kinepolis Group NV	3,932	242,460	69.3
Montea C.V.A	5	495	0.1

		732,104

Canada
Aecon Group, Inc.	1,518	19,741	5.6
Alaris Royalty Corp.	3,486	57,556	16.5
Altius Minerals Corp.	7,282	58,932	16.8
Aritis REIT	2,578	22,967	6.6
Aurinia Pharmaceuticals, Inc.	1,503	27,598	7.9
Birchcliff Energy, Ltd.	12,273	16,229	4.6
City Office REIT, Inc.	4,478	60,543	17.3
Cogeco Communications, Inc.	1,455	114,232	32.7
CT Real Estate Investment Trust	9,305	113,412	32.4
Descartes Systems Group, Inc.	1,840	82,490	23.6
Dream Industrial Real Estate Investment Trust	4,038	42,656	12.2
Enerflex Ltd.	855	6,538	1.9
Exchange Income Corp.	1,329	42,630	12.2
Freehold Royalties Ltd.	17,079	91,112	26.1
Gibson Energy, Inc.	3,262	65,467	18.7
IMAX Corp.	29,780	492,561	140.8
Intertape Polymer Group, Inc.	8,139	99,508	28.5
Killam Apartment Real Estate Investment Trust	8,746	133,232	38.1
Major Drilling Group International, Inc.	36,109	149,795	42.8
MEG Energy Corp.	4,834	24,692	7.1
Morguard North American Residential Real Estate Investment Trust	7,282	104,988	30.0
Morneau Shepell, Inc.	3,989	104,412	29.9
Pason Systems, Inc.	10,878	108,500	31.0
Rogers Sugar, Inc.	1,736	6,283	1.8
Sandstorm Gold Ltd.	18,619	127,747	36.5
Savaria Corp.	7,722	78,013	22.3
SSR Mining, Inc.	1,588	29,086	8.3
TORC Oil & Gas, Ltd.	2,809	8,151	2.3
Tourmaline Oil Corp.	9,843	99,293	28.4

		2,388,364

Denmark
Royal Unibrew A/S	2,752	261,628	74.8
Scandinavian Tobacco Group A/S	13,720	179,902	51.4
SimCorp A/S	5,409	599,624	171.5
Topdanmark A/S	6,810	321,807	92.0

		1,362,961

Finland
Aktia Bank OYJ	17,538	185,947	53.1
Huhtamaki OYJ	3,516	156,270	44.7
Kemira OYJ	5,829	88,178	25.2

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Finland (continued)
Tokmanni Group Corp.	3,299	$47,856	13.7%
Uponor OYJ	1,776	24,029	6.9
Valmet OYJ	6,002	129,834	37.1

		632,114

France
Cie des Alpes	5,083	169,683	48.5
Cie Plastic Omnium SA	2,237	56,342	16.1
Coface SA	2,797	34,525	9.9
Gaztransport Et Technigaz SA	1,228	124,131	35.5
GL Events	1,697	39,900	11.4
Imerys SA	610	26,333	7.5
Kaufman & Broad SA	678	28,769	8.2
Lagardere SCA	1,905	36,160	10.4
Mersen SA	2,392	78,365	22.4
Metropole Television SA	8,779	146,240	41.8
Nexans SA	743	36,148	10.3
Nexity SA	1,910	92,211	26.4
Orpea	1,708	222,372	63.6
Rexel SA	38,157	456,437	130.5
Vicat SA	357	14,907	4.3
Vilmorin & Cie SA	1,495	72,456	20.7

		1,634,979

Germany
ADVA Optical Networking SE	4,371	36,212	10.4
Cewe Stiftung & Co. KGAA	1,508	172,007	49.2
CompuGroup Medical SE	1,652	109,013	31.2
CTS Eventim AG & Co. KGaA	320	19,899	5.7
Datagroup SE	430	30,759	8.8
Deutsche Euroshop AG	20,314	553,846	158.4
DIC Asset AG	23,966	449,193	128.4
Draegerwerk AG & Co. KGaA	389	22,693	6.5
GRENKE AG	334	33,320	9.5
Hornbach Holding AG & Co. KGaA	4,523	285,925	81.8
Hypoport AG	277	97,711	27.9
Isra Vision AG	581	21,869	6.3
MLP SE	574	3,578	1.0
Nemetschek SE	2,136	144,889	41.4
Norma Group SE	1,103	40,319	11.5
Rational AG	59	44,246	12.6
Rheinmetall AG	761	81,385	23.3
Stroeer SE & Co. KGaA	1,495	118,662	33.9
TAG Immobilien AG	1,197	31,548	9.0
Takkt AG	10,502	137,877	39.4

		2,434,951

Gibraltar
888 Holdings PLC	34,577	61,457	17.6

Hong Kong
Dah Sing Financial Holdings, Ltd.	19,200	69,027	19.8
Hang Lung Group Ltd.	93,000	229,817	65.7
HKBN Ltd.	6,000	10,429	3.0
Hysan Development Co. Ltd.	48,000	179,183	51.2
Melco International Development Ltd.	11,000	23,756	6.8
VTech Holdings Ltd.	2,800	25,309	7.2

		537,521

Ireland
C&C Group PLC	19,537	92,359	26.4
UDG Healthcare PLC	1,272	12,582	3.6

		104,941

	Shares	Value	% of Basket Value

Israel
Alony Hetz Properties & Investments Ltd.	5,650	$93,370	26.7%
Amot Investments Ltd.	17,065	124,128	35.5
Elco Ltd.	4,157	162,576	46.5
FIBI Holdings Ltd.	2,055	67,432	19.3
First International Bank of Israel Ltd.	530	14,820	4.2
Formula Systems 1985 Ltd.	1,680	121,494	34.7
Hilan Ltd.	445	18,095	5.2
Industrial Buildings Corp. Ltd.	30,813	87,276	24.9
Matrix IT Ltd.	2,844	59,316	17.0
Melisron Ltd.	2,748	180,437	51.6
Radware Ltd.	4,856	123,731	35.4
Reit 1 Ltd.	47,852	292,754	83.7

		1,345,429

Italy
ACEA SpA	2,099	49,002	14.0
Amplifon SpA	14,130	401,780	114.9
Anima Holding SpA	10,706	50,747	14.5
Banca Farmafactoring SpA	10,266	63,129	18.0
Banca Generali SpA	917	29,149	8.3
Banca Mediolanum SpA	8,621	77,753	22.2
Buzzi Unicem SpA	1,026	23,961	6.8
Cerved Group SpA	25,493	249,889	71.5
Hera SpA	100,483	457,037	130.7
Piaggio & C SpA	20,680	56,558	16.2
Unipol Gruppo SpA	50,796	258,634	74.0

		1,717,639

Japan
ADEKA Corp.	12,500	180,644	51.7
Ai Holdings Corp.	7,300	124,135	35.5
Aica Kogyo Co. Ltd.	7,100	221,635	63.4
Aida Engineering Ltd.	3,900	31,262	8.9
Aisan Industry Co. Ltd.	3,100	19,978	5.7
Altech Corp.	2,400	39,530	11.3
Amano Corp.	15,000	433,184	123.9
AOKI Holdings, Inc.	18,600	181,466	51.9
Aoyama Trading Co. Ltd.	16,500	211,526	60.5
Arcland Sakamoto Co. Ltd.	6,000	65,974	18.9
Arcland Service Holdings Co. Ltd.	8,800	159,335	45.6
Arcs Co. Ltd.	20,000	351,884	100.6
Azbil Corp.	19,200	517,761	148.0
Bando Chemical Industries Ltd.	4,800	35,746	10.2
Bell System24 Holdings, Inc.	9,100	127,583	36.5
Belluna Co. Ltd.	2,900	16,478	4.7
Benefit One, Inc.	7,900	138,105	39.5
BeNEXT Group, Inc.	9,500	97,181	27.8
BML, Inc.	2,300	65,134	18.6
Broadleaf Co. Ltd.	9,500	52,504	15.0
Bunka Shutter Co. Ltd.	12,100	96,726	27.7
Capcom Co. Ltd.	1,300	36,783	10.5
Chiyoda Integre Co. Ltd.	2,900	54,160	15.5
Daido Steel Co. Ltd.	600	22,944	6.6
Daiichi Jitsugyo Co. Ltd.	900	28,624	8.2
Daiseki Co. Ltd.	1,000	26,855	7.7
Daiwa Office Investment Corp.	10	80,144	22.9
DCM Holdings Co. Ltd.	45,200	431,924	123.5
Denka Co. Ltd.	8,600	232,325	66.4
DIC Corp.	3,800	99,616	28.5
Dip Corp.	8,500	270,583	77.4
Doshisha Co. Ltd.	10,100	155,579	44.5
Doutor Nichires Holdings Co. Ltd.	12,300	232,470	66.5
Duskin Co. Ltd.	2,400	66,129	18.9

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Eagle Industry Co. Ltd.	6,600	$58,694	16.8%
EDION Corp.	10,800	111,649	31.9
Eizo Corp.	500	16,321	4.7
Elecom Co. Ltd.	3,900	157,239	45.0
EPS Holdings, Inc.	13,400	159,595	45.6
ESPEC Corp.	6,400	129,574	37.0
FCC Co. Ltd.	2,900	58,627	16.8
Frontier Real Estate Investment Corp.	30	125,559	35.9
Fuji Corp/Aichi	1,100	17,288	4.9
Fuji Kyuko Co. Ltd.	2,200	77,127	22.1
Fuji Seal International, Inc.	400	8,377	2.4
Fujicco Co. Ltd.	5,200	91,438	26.1
FULLCAST Holdings Co. Ltd.	1,100	23,248	6.6
Furukawa Co., Ltd.	2,000	24,050	6.9
Future Corp.	500	8,665	2.5
Geo Holdings Corp.	12,500	142,074	40.6
Glory Ltd.	5,700	162,583	46.5
H2O Retailing Corp.	10,400	94,273	27.0
Hamakyorex Co. Ltd.	4,100	123,308	35.3
Hanwa Co. Ltd.	2,700	65,114	18.6
Heiwado Co. Ltd.	1,800	31,450	9.0
Hiday Hidaka Corp.	7,100	128,460	36.7
Hokuetsu Corp.	62,300	287,183	82.1
Horiba Ltd.	2,500	154,635	44.2
House Foods Group, Inc.	2,900	91,952	26.3
Ichiyoshi Securities Co. Ltd.	8,100	44,999	12.9
Invincible Investment Corp.	548	276,839	79.2
Itoham Yonekyu Holdings, Inc.	4,400	27,661	7.9
Iwatani Corp.	12,700	423,217	121.0
Izumi Co. Ltd.	12,500	393,993	112.7
JAC Recruitment Co. Ltd.	11,300	172,559	49.3
Japan Cash Machine Co. Ltd.	4,700	35,390	10.1
Japan Excellent, Inc.	83	150,289	43.0
JCR Pharmaceuticals Co. Ltd.	400	34,311	9.8
JSP Corp.	4,800	83,652	23.9
Kanamoto Co. Ltd.	1,200	29,544	8.4
Kaneka Corp.	15,400	472,149	135.0
Kasai Kogyo Co. Ltd.	1,300	9,636	2.8
Kato Sangyo Co. Ltd.	2,600	80,639	23.1
Kenedix, Inc.	8,300	41,751	11.9
Koa Corp.	2,400	25,368	7.3
Kobe Bussan Co. Ltd.	2,600	99,525	28.5
Kobe Steel Ltd.	3,400	15,526	4.4
KOMEDA Holdings Co. Ltd.	3,300	65,895	18.8
Komeri Co. Ltd.	13,900	299,601	85.7
Komori Corp.	12,700	115,426	33.0
Konoike Transport Co. Ltd.	8,300	117,198	33.5
Kotobuki Spirits Co. Ltd.	600	39,616	11.3
Kusuri no Aoki Holdings Co. Ltd.	600	36,127	10.3
KYORIN Holdings, Inc.	1,400	25,136	7.2
Kyoritsu Maintenance Co., Ltd.	2,800	112,047	32.0
Kyowa Exeo Corp.	2,900	72,395	20.7
Lasertec Corp.	2,100	102,808	29.4
Mars Group Holdings Corp.	1,500	26,923	7.7
Maruha Nichiro Corp.	8,100	193,708	55.4
Marvelous, Inc.	11,900	75,595	21.6
Matsuda Sangyo Co. Ltd.	1,500	21,286	6.1
MCUBS MidCity Investment Corp.	322	377,918	108.1
Meiko Network Japan Co. Ltd.	8,400	73,525	21.0
Miroku Jyoho Service Co. Ltd.	1,700	46,925	13.4
Mitsubishi Pencil Co. Ltd.	2,200	32,161	9.2
Mitsui Sugar Co. Ltd.	300	5,878	1.7

	Shares	Value	% of Basket Value

Japan (continued)
Mizuno Corp.	1,200	$28,927	8.3%
Mochida Pharmaceutical Co. Ltd.	2,700	101,074	28.9
Nagaileben Co. Ltd.	4,500	96,703	27.6
Nagase & Co. Ltd.	11,200	154,086	44.1
Nankai Electric Railway Co. Ltd.	1,300	33,556	9.6
Nichi-iko Pharmaceutical Co. Ltd.	5,800	68,176	19.5
Nichiha Corp.	4,800	115,372	33.0
Nihon M&A Center, Inc.	2,600	74,379	21.3
Nihon Parkerizing Co. Ltd.	21,700	225,061	64.4
Nihon Unisys Ltd.	3,300	100,633	28.8
Nikkon Holdings Co. Ltd.	16,900	389,925	111.5
Nippon Electric Glass Co. Ltd.	9,700	187,385	53.6
Nippon Flour Mills Co. Ltd.	22,900	345,432	98.8
Nippon Light Metal Holdings Co. Ltd.	81,400	155,315	44.4
Nippon Paper Industries Co. Ltd.	4,000	65,096	18.6
Nippon Parking Development Co. Ltd.	10,300	13,554	3.9
Nippon Seiki Co. Ltd.	2,500	36,727	10.5
Nippon Shokubai Co. Ltd.	1,700	99,673	28.5
Nippon Steel Trading Corp.	2,000	90,513	25.9
Nippon Thompson Co. Ltd.	6,600	27,441	7.8
Nishimoto Co. Ltd.	1,000	33,453	9.6
Nishio Rent All Co. Ltd.	1,700	45,676	13.1
Noevir Holdings Co. Ltd.	1,100	50,096	14.3
Nomura Co. Ltd.	6,700	76,091	21.8
Noritake Co. Ltd/Nagoya Japan	600	23,851	6.8
Noritz Corp.	11,200	138,009	39.5
NS Solutions Corp.	3,000	88,118	25.2
Obara Group, Inc.	2,400	76,151	21.8
Oiles Corp.	2,000	27,905	8.0
Okabe Co. Ltd.	27,600	216,789	62.0
Okamoto Industries, Inc.	100	3,481	1.0
Oki Electric Industry Co. Ltd.	1,600	19,920	5.7
Okinawa Electric Power Co., Inc.	3,400	62,629	17.9
Premier Investment Corp.	63	93,132	26.6
Press Kogyo Co. Ltd.	10,300	33,905	9.7
Prestige International, Inc.	2,000	18,129	5.2
Rakus Co. Ltd.	1,600	25,423	7.3
Relo Group, Inc.	800	21,795	6.2
Riken Corp.	2,200	70,878	20.3
Rock Field Co. Ltd.	10,100	132,998	38.0
Rohto Pharmaceutical Co. Ltd.	700	19,377	5.5
Roland DG Corp.	1,700	30,741	8.8
Round One Corp.	2,300	21,426	6.1
Royal Holdings Co. Ltd.	8,200	179,241	51.3
Ryobi Ltd.	2,100	34,011	9.7
Ryosan Co. Ltd.	3,400	78,633	22.5
Sac’s Bar Holdings, Inc.	1,800	14,106	4.0
Sakata INX Corp.	3,100	32,355	9.3
Sangetsu Corp.	7,500	132,364	37.8
Sanshin Electronics Co. Ltd.	2,300	35,384	10.1
Sanwa Holdings Corp.	36,000	378,687	108.3
SCSK Corp.	1,200	64,316	18.4
Seino Holdings Co Ltd.	3,600	46,016	13.2
Sekisui Plastics Co. Ltd.	1,400	9,855	2.8
Senko Group Holdings Co. Ltd.	12,600	100,740	28.8
Shindengen Electric Manufacturing Co. Ltd.	1,700	51,811	14.8
Shoei Co. Ltd.	2,900	131,890	37.7
Showa Sangyo Co. Ltd.	700	19,289	5.5
Siix Corp.	3,300	38,286	10.9
Sinanen Holdings Co. Ltd.	3,000	55,913	16.0
Sinko Industries Ltd.	4,900	76,095	21.8
Sintokogio Ltd.	14,900	127,131	36.4

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
SKY Perfect JSAT Holdings, Inc.	26,700	$114,853	32.8%
SMS Co. Ltd.	5,100	126,319	36.1
St Marc Holdings Co. Ltd.	14,800	309,665	88.5
Star Micronics Co. Ltd.	6,300	80,550	23.0
Starts Corp., Inc.	6,400	154,540	44.2
Studio Alice Co. Ltd.	600	10,595	3.0
Sugi Holdings Co. Ltd.	6,300	315,643	90.3
Sumitomo Mitsui Construction Co., Ltd.	20,100	113,052	32.3
Systena Corp.	4,400	73,823	21.1
Taiho Kogyo Co. Ltd.	700	4,622	1.3
Taikisha Ltd.	1,100	37,614	10.8
Takasago International Corp.	800	17,262	4.9
Tanseisha Co. Ltd.	16,700	187,717	53.7
Tenma Corp.	1,400	25,163	7.2
TIS, Inc.	700	42,053	12.0
Toho Holdings Co., Ltd.	20,800	427,162	122.1
Toho Zinc Co. Ltd.	1,500	25,675	7.3
Topre Corp.	3,600	54,642	15.6
Topy Industries Ltd.	6,400	103,776	29.7
TPR Co. Ltd.	4,900	80,205	22.9
Transcosmos, Inc.	2,600	67,149	19.2
TS Tech Co. Ltd.	1,500	41,224	11.8
TSI Holdings Co. Ltd.	4,300	20,557	5.9
Ube Industries Ltd.	30,400	610,159	174.5
Unipres Corp.	1,600	20,408	5.8
United Arrows Ltd.	8,200	218,055	62.3
Valor Holdings Co. Ltd.	17,000	297,088	84.9
Wakita & Co. Ltd.	900	8,325	2.4
YAMABIKO Corp.	1,900	18,551	5.3
Yamato Kogyo Co. Ltd.	5,000	121,134	34.6
Yamazen Corp.	10,800	100,062	28.6
Yodogawa Steel Works Ltd.	3,900	69,752	19.9
Yokohama Reito Co. Ltd.	9,900	86,139	24.6
Yorozu Corp.	3,100	40,721	11.6
Yuasa Trading Co. Ltd.	1,300	41,709	11.9
Yumeshin Holdings Co. Ltd.	18,600	144,086	41.2
Yurtec Corp.	9,200	55,190	15.8
Yushin Precision Equipment Co. Ltd.	4,000	33,683	9.6
Zenrin Co. Ltd.	1,100	14,821	4.2
Zensho Holdings Co. Ltd.	3,300	69,880	20.0

		21,240,354

Jordan
Hikma Pharmaceuticals PLC	2,254	54,428	15.6

Luxembourg
Corestate Capital Holding SA	580	25,441	7.3

Netherlands
Aalberts NV	8,216	358,715	102.6
ASM International NV	2,533	307,827	88.0
BE Semiconductor Industries NV	3,918	165,874	47.4
Corbion NV	677	23,456	6.7
Core Laboratories NV	3,993	140,274	40.1
Euronext NV	1,639	142,073	40.6
Fugro NV	3,313	34,795	10.0
Intertrust NV	15,603	277,910	79.5

		1,450,924

New Zealand
Contact Energy Ltd.	51,338	245,731	70.3

Norway
Atea ASA	1,392	18,067	5.2
BW LPG Ltd.	5,093	40,998	11.7

	Shares	Value	% of Basket Value

Norway (continued)
Entra ASA	19,802	$337,940	96.6%
Europris ASA	26,307	95,659	27.4
Fjordkraft Holding ASA	2,265	15,563	4.4
Kongsberg Gruppen ASA	556	8,644	2.5
Nordic Semiconductor ASA	19,036	121,292	34.7
Norway Royal Salmon ASA	1,858	47,551	13.6
SpareBank 1 Nord Norge	29,020	243,570	69.6
TGS Nopec Geophysical Co. ASA	8,370	212,747	60.8
Tomra Systems ASA	7,236	212,990	60.9

		1,355,021

Portugal
NOS SGPS SA	10,208	53,006	15.2
Semapa-Sociedade de Investimento e Gestao	1,378	19,225	5.5

		72,231

Puerto Rico
Popular, Inc.	683	38,221	10.9

Spain
Acerinox SA	16,631	161,914	46.3
Almirall SA	9,786	144,734	41.4
Cia de Distribucion Integral Logista Holdings SA	3,500	78,537	22.4
Construcciones y Auxiliar de Ferrocarriles SA	7	311	0.1
Ebro Foods SA	7,749	160,450	45.9
Faes Farma SA	22,947	125,053	35.7
Grupo Catalana Occidente SA	7,379	242,646	69.4
Merlin Properties Socimi SA	12,200	173,038	49.5
Tecnicas Reunidas SA	746	18,158	5.2
Zardoya Otis SA	7,326	55,199	15.8

		1,160,040

Sweden
Axfood AB	6,039	125,219	35.8
Beijer Ref AB	633	19,041	5.4
Bilia AB, — A Shares	2,877	31,648	9.1
Catena AB	3,480	150,740	43.1
Clas Ohlson AB, — B Shares	2,698	28,642	8.2
Cloetta AB, — B Shares	78,120	275,356	78.7
Dios Fastigheter AB	34,200	315,379	90.2
Evolution Gaming Group AB	2,711	83,721	23.9
Hufvudstaden AB, A Shares	18,893	374,297	107.0
Kungsleden AB	25,119	267,709	76.5
Lindab International AB	7,339	83,049	23.7
Mycronic AB	837	16,291	4.7
New Wave Group AB, — B Shares	2,302	13,812	4.0
Peab AB	14,269	143,248	41.0
Scandi Standard AB	9	69	0.0
Scandic Hotels Group AB	9,250	98,111	28.1
Sweco AB, — B Shares	1,066	41,164	11.8
Wallenstam AB, B Shares	7,381	96,652	27.6

		2,164,148

Switzerland
Allreal Holding AG, Registered Shares	1,466	304,402	87.0
Belimo Holding AG	15	105,172	30.1
Cembra Money Bank AG	601	70,276	20.1
Helvetia Holding AG	142	20,413	5.8
PSP Swiss Property AG, Registered Shares	5,247	793,383	226.9
Sunrise Communications Group AG	9	743	0.2
Valiant Holding AG	4,815	495,064	141.6
Valora Holding AG	282	75,035	21.4
VAT Group AG	3,623	546,881	156.4

		2,411,369

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United Kingdom
Ashmore Group PLC	11,120	$79,532	22.7%
Avast PLC	10,546	59,231	16.9
CVS Group PLC	1,679	25,430	7.3
Dart Group PLC	2,028	45,525	13.0
Dechra Pharmaceuticals PLC	3,163	118,522	33.9
Dialog Semiconductor PLC	2,001	87,898	25.1
Drax Group PLC	13,912	49,969	14.3
Forterra PLC	6,264	27,214	7.8
Go-Ahead Group PLC	1,477	39,944	11.4
Greggs PLC	3,350	99,710	28.5
Hill & Smith Holdings PLC	3,588	67,122	19.2
Howden Joinery Group PLC	4,448	40,352	11.5
Hunting PLC	3,646	14,720	4.2
IMI PLC	4,809	69,902	20.0
John Wood Group PLC	2,328	11,523	3.3
Marshalls PLC	14,650	152,731	43.7
Moneysupermarket.com Group PLC	42,292	181,540	51.9
National Express Group PLC	80,375	474,424	135.7
Northgate PLC	5,088	17,872	5.1
Redrow PLC	9,979	104,759	29.9
Rightmove PLC	19,138	165,860	47.4
Rotork PLC	4,314	17,286	4.9
Safestore Holdings PLC	22,362	237,709	68.0
Serco Group PLC	93,329	194,844	55.7
Signature Aviation PLC	7,215	27,667	7.9
Softcat PLC	2,057	31,324	9.0
Spirent Communications PLC	22,574	66,027	18.9
Vesuvius PLC	66,094	379,655	108.6
Watkin Jones PLC	80,176	261,452	74.8

		3,149,744

United States
1-800-Flowers.com, Inc., Class A	9,965	151,368	43.3
AAR Corp.	1,196	50,926	14.6
Acushnet Holdings Corp.	1,760	54,507	15.6
Addus HomeCare Corp.	1,208	113,963	32.6
Advanced Drainage Systems, Inc.	6,483	269,498	77.1
Affiliated Managers Group, Inc.	1,897	151,475	43.3
Alarm.com Holdings, Inc.	735	32,289	9.2
Albany International Corp., Class A	1,346	93,910	26.9
Alkermes PLC	7,160	124,656	35.6
Allscripts Healthcare Solutions, Inc.	4,464	38,301	11.0
Amalgamated Bank, Class A	3,615	62,323	17.8
Anika Therapeutics, Inc.	1,196	49,168	14.1
Archrock, Inc.	23,051	192,476	55.0
Ares Commercial Real Estate Corp.	9,280	151,635	43.4
Ares Management Corp., Class A	1,153	41,577	11.9
Asbury Automotive Group, Inc.	1,314	126,735	36.2
Atkore International Group, Inc.	4,897	194,411	55.6
AutoNation, Inc.	637	27,034	7.7
Avis Budget Group, Inc.	1,146	37,589	10.7
AZZ, Inc.	8,399	346,543	99.1
Bancorp, Inc.	5,131	60,700	17.4
Bank OZK	3,782	102,795	29.4
BankUnited, Inc.	2,482	81,906	23.4
Bar Harbor Bankshares	2,129	46,838	13.4
Barrett Business Services, Inc.	625	51,769	14.8
Benefitfocus, Inc.	2,754	50,949	14.6
Berkshire Hills Bancorp, Inc.	632	17,791	5.1
Bio-Techne Corp.	591	124,092	35.5
BioCryst Pharmaceuticals, Inc.	1,964	5,597	1.6
BioDelivery Sciences International, Inc.	6,818	35,795	10.2
BMC Stock Holdings, Inc.	4,189	122,256	35.0

	Shares	Value	% of Basket Value

United States (continued)
Bridge Bancorp, Inc.	275	$8,346	2.4%
Briggs & Stratton Corp.	9,269	34,017	9.7
Bruker Corp.	2,475	122,438	35.0
Builders FirstSource, Inc.	4,460	110,586	31.6
Calavo Growers, Inc.	1,617	123,878	35.4
Cargurus, Inc.	740	26,381	7.5
Carlisle Cos., Inc.	1,245	194,506	55.6
Carriage Services, Inc.	3,221	76,241	21.8
Cars.com, Inc.	1,574	18,369	5.3
Carter’s, Inc.	451	47,838	13.7
Casella Waste Systems, Inc., Class A	531	27,182	7.8
Catalent, Inc.	435	26,579	7.6
CBIZ, Inc.	1,104	29,808	8.5
CenterState Bank Corp.	3,531	79,659	22.8
Century Communities, Inc.	4,499	133,485	38.2
Cerus Corp.	10,936	43,853	12.5
CEVA, Inc.	1,189	32,519	9.3
Chemed Corp.	336	156,925	44.9
Chuy’s Holdings, Inc.	774	19,002	5.4
Cinemark Holdings, Inc.	10,559	332,714	95.1
Cirrus Logic, Inc.	241	18,511	5.3
CIT Group, Inc.	6,786	310,188	88.7
Clean Harbors, Inc.	1,467	120,617	34.5
CNO Financial Group, Inc.	6,511	114,529	32.7
Cogent Communications Holdings, Inc.	846	60,007	17.2
Cohen & Steers, Inc.	4,392	324,920	92.9
Coherus Biosciences, Inc.	2,279	41,113	11.8
Columbus McKinnon Corp.	1,988	69,560	19.9
Comfort Systems USA, Inc.	6,216	288,422	82.5
CONMED Corp.	1,350	137,268	39.3
ConnectOne Bancorp, Inc.	3,809	89,931	25.7
Cooper-Standard Holdings, Inc.	6	159	0.0
Coupa Software, Inc.	304	48,990	14.0
Crocs, Inc.	1,552	58,836	16.8
CSG Systems International, Inc.	2,390	119,070	34.0
Cullen/Frost Bankers, Inc.	1,256	111,985	32.0
Daktronics, Inc.	2,582	15,234	4.4
Del Taco Restaurants, Inc.	691	5,210	1.5
Denny’s Corp.	8,903	182,244	52.1
DiamondRock Hospitality Co.	4,293	41,513	11.9
Dine Brands Global, Inc.	609	51,917	14.8
Douglas Emmett, Inc.	6,647	275,851	78.9
Dunkin’ Brands Group, Inc.	2,643	206,392	59.0
Dycom Industries, Inc.	1,582	63,944	18.3
EMCOR Group, Inc.	6,873	564,754	161.5
Enanta Pharmaceuticals, Inc.	794	40,923	11.7
Encompass Health Corp.	535	41,211	11.8
Encore Wire Corp.	3,541	192,312	55.0
Enova International, Inc.	1,044	26,163	7.5
Ensign Group, Inc.	560	25,312	7.2
Entegris, Inc.	614	31,781	9.1
Essent Group Ltd.	1,931	95,797	27.4
Ethan Allen Interiors, Inc.	1,618	26,131	7.5
Exantas Capital Corp.	16,486	199,151	56.9
Ezcorp, Inc., Class A	840	5,225	1.5
Fair Isaac Corp.	795	319,892	91.5
FBL Financial Group, Inc., Class A	381	20,490	5.9
Federal Agricultural Mortgage Corp., Class C	1,238	94,459	27.0
Federal Signal Corp.	1,289	41,454	11.9
First American Financial Corp.	2,911	180,424	51.6
First Busey Corp.	800	20,400	5.8
First Defiance Financial Corp.	15,756	463,069	132.4

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
First Horizon National Corp.	11,935	$190,960	54.6%
First Interstate Bancsystem, Inc., Class A	1,106	42,581	12.2
FirstCash, Inc.	3,530	307,004	87.8
Fluidigm Corp.	5,524	21,212	6.1
Flushing Financial Corp.	4,892	97,204	27.8
FNB Corp.	11,258	131,381	37.6
FormFactor, Inc.	4,431	112,149	32.1
Forrester Research, Inc.	1,799	74,425	21.3
Foundation Building Materials, Inc.	2,235	39,850	11.4
Franklin Covey Co.	2,892	91,966	26.3
Freshpet, Inc.	280	17,606	5.0
frontdoor, Inc.	966	41,132	11.8
Genesco, Inc.	2,646	104,041	29.8
GenMark Diagnostics, Inc.	2,819	15,194	4.3
Gladstone Commercial Corp.	897	19,124	5.5
Globus Medical, Inc., Class A	3,139	164,107	46.9
Goodyear Tire & Rubber Co.	4,554	59,794	17.1
Green Brick Partners, Inc.	3,147	36,474	10.4
H&E Equipment Services, Inc.	4,320	117,115	33.5
Haemonetics Corp.	710	76,247	21.8
Hanger, Inc.	5,009	122,370	35.0
Heidrick & Struggles International, Inc.	1,259	35,781	10.2
Herc Holdings, Inc.	1,145	45,937	13.1
Heritage Commerce Corp.	10,947	126,985	36.3
Heska Corp.	1,102	110,409	31.6
Hill-Rom Holdings, Inc.	600	63,894	18.3
Hillenbrand, Inc.	6,196	179,870	51.4
Hilltop Holdings, Inc.	1,341	30,360	8.7
Home BancShares, Inc.	977	18,680	5.3
Hooker Furniture Corp.	4,769	117,508	33.6
Horizon Bancorp	4,111	69,558	19.9
Hostess Brands, Inc.	8,841	118,646	33.9
Hubbell, Inc.	354	50,703	14.5
ICF International, Inc.	1,893	165,808	47.4
Independent Bank Corp.	10,312	220,471	63.0
Ingevity Corp.	533	34,762	9.9
Innoviva, Inc.	1,871	25,829	7.4
Insight Enterprises, Inc.	641	42,223	12.1
Installed Building Products, Inc.	3,705	274,652	78.5
Integra LifeSciences Holdings Corp.	930	51,187	14.6
InterDigital, Inc.	633	34,973	10.0
Investors Bancorp, Inc.	16,776	202,738	58.0
ITT, Inc.	255	17,105	4.9
K12, Inc.	6,860	110,720	31.7
Kaiser Aluminum Corp.	567	56,785	16.2
KB Home	473	17,761	5.1
Kearny Financial Corp.	5,224	64,516	18.4
Kelly Services, Inc., Class A	1,810	32,146	9.2
Kforce, Inc.	492	18,229	5.2
Kilroy Realty Corp.	1,192	98,423	28.1
Kimball International, Inc., Class B	6,389	119,985	34.3
Knoll, Inc.	5,812	143,905	41.1
Knowles Corp.	6,804	134,243	38.4
Kraton Corp.	2,045	33,640	9.6
Kronos Worldwide, Inc.	1,559	16,900	4.8
Lakeland Bancorp, Inc.	2,512	40,795	11.7
LeMaitre Vascular, Inc.	1,703	61,283	17.5
Ligand Pharmaceuticals, Inc.	1,825	160,253	45.8
Lithia Motors, Inc., Class A	258	34,995	10.0
LivePerson, Inc.	1,788	73,326	21.0
Lumentum Holdings, Inc.	281	21,291	6.1
Manhattan Associates, Inc.	859	73,410	21.0

	Shares	Value	% of Basket Value

United States (continued)
ManTech International Corp., Class A	661	$53,065	15.2%
Marcus Corp.	1,916	55,851	16.0
MarineMax, Inc.	1,700	33,881	9.7
Marten Transport Ltd.	5,724	118,830	34.0
Masimo Corp.	632	107,819	30.8
Materion Corp.	3,477	188,801	54.0
MAXIMUS, Inc.	1,886	135,321	38.7
McGrath RentCorp	252	19,485	5.6
MDU Resources Group, Inc.	3,078	91,140	26.1
MEDIA GEN, Inc. CVR	3,231	—	0.0
Mercantile Bank Corp.	3,083	101,030	28.9
Merchants Bancorp	1,380	27,158	7.8
Mercury General Corp.	429	21,060	6.0
Meridian Bancorp, Inc.	14,996	269,778	77.1
Meritage Homes Corp.	642	45,556	13.0
Midland States Bancorp, Inc.	6,986	184,570	52.8
MidWestOne Financial Group, Inc.	661	21,377	6.1
Mobile Mini, Inc.	9,376	391,354	111.9
Model N, Inc.	6,051	188,731	54.0
Modine Manufacturing Co.	6,205	43,621	12.5
Monolithic Power Systems, Inc.	624	106,810	30.5
MYR Group, Inc.	2,203	63,270	18.1
NanoString Technologies, Inc.	2,837	77,081	22.0
Natera, Inc.	1,719	60,182	17.2
Navient Corp.	1,627	23,396	6.7
NeoGenomics, Inc.	1,122	36,162	10.3
NuVasive, Inc.	253	19,511	5.6
Oceaneering International, Inc.	2,397	29,747	8.5
OPKO Health, Inc.	18,437	26,734	7.6
Opus Bank	8,302	221,124	63.2
Orthofix Medical, Inc.	1,902	82,281	23.5
Otter Tail Corp.	5,657	302,989	86.6
Oxford Industries, Inc.	1,147	79,602	22.8
Pacira BioSciences, Inc.	770	33,279	9.5
PacWest Bancorp	3,623	126,986	36.3
Park Hotels & Resorts, Inc.	10,518	230,765	66.0
Paylocity Holding Corp.	508	72,080	20.6
PDF Solutions, Inc.	1,371	21,607	6.2
Peapack Gladstone Financial Corp.	5,124	149,775	42.8
Peoples Bancorp, Inc.	984	32,019	9.2
Perdoceo Education Corp.	1,716	30,511	8.7
Pilgrim’s Pride Corp.	2,883	75,102	21.5
PNM Resources, Inc.	1,527	82,809	23.7
PolyOne Corp.	1,571	52,126	14.9
Pool Corp.	2,015	441,890	126.4
PRA Health Sciences, Inc.	517	52,377	15.0
PROS Holdings, Inc.	579	34,740	9.9
Q2 Holdings, Inc.	1,125	98,089	28.0
QCR Holdings, Inc.	5,380	221,118	63.2
Qualys, Inc.	987	84,625	24.2
Quanta Services, Inc.	844	33,043	9.4
Quidel Corp.	400	30,720	8.8
R1 RCM, Inc.	1,401	17,513	5.0
RadNet, Inc.	5,752	129,823	37.1
Rambus, Inc.	492	7,808	2.2
Rapid7, Inc.	4,259	252,899	72.3
Rattler Midstream LP	1,360	20,522	5.9
RE/MAX Holdings, Inc., Class A	944	36,136	10.3
Reliance Steel & Aluminum Co.	18	2,066	0.6
Renasant Corp.	4,474	142,855	40.8
Repligen Corp.	662	66,458	19.0
Republic First Bancorp, Inc.	5,505	17,561	5.0

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Rexnord Corp.	3,949	$128,935	36.9%
RMR Group, Inc., Class A	478	22,022	6.3
Rush Enterprises, Inc., Class A	2,038	87,634	25.1
Ruth’s Hospitality Group, Inc.	13,046	267,443	76.5
Ryman Hospitality Properties, Inc.	2,176	185,025	52.9
Sandy Spring Bancorp, Inc.	9,181	319,499	91.4
Select Medical Holdings Corp.	15,800	360,872	103.2
Sensient Technologies Corp.	4,275	255,431	73.0
ServisFirst Bancshares, Inc.	594	21,830	6.2
Shoe Carnival, Inc.	81	2,905	0.8
Simulations Plus, Inc.	2,033	66,235	18.9
SiteOne Landscape Supply, Inc.	927	89,502	25.6
Sonos, Inc.	1,476	20,251	5.8
Southwest Gas Holdings, Inc.	4,044	305,362	87.3
SPS Commerce, Inc.	2,400	136,392	39.0
SPX Corp.	3,685	180,823	51.7
Standex International Corp.	969	70,824	20.3
Steven Madden Ltd.	3,548	136,811	39.1
Summit Hotel Properties, Inc.	14,766	163,755	46.8
Sunstone Hotel Investors, Inc.	1,519	19,261	5.5
Taylor Morrison Home Corp., Class A	4,885	126,424	36.2
TechTarget, Inc.	689	17,494	5.0
Teradata Corp.	2,505	60,972	17.4
Texas Roadhouse, Inc.	64	4,000	1.1
TopBuild Corp.	719	82,333	23.5
TRI Pointe Group, Inc.	9,490	154,307	44.1
TriNet Group, Inc.	329	18,773	5.4
Trinseo SA	1,971	56,607	16.2
TriState Capital Holdings, Inc.	11,169	256,775	73.4
TTEC Holdings, Inc.	687	27,288	7.8
U.S. Physical Therapy, Inc.	1,309	153,336	43.8
United Insurance Holdings Corp.	1,582	16,042	4.6
Univest Financial Corp.	9,043	224,628	64.2
Valley National Bancorp	26,554	279,614	80.0
Varex Imaging Corp.	2,107	58,259	16.7
Veracyte, Inc.	1,705	44,756	12.8
Vericel Corp.	2,700	44,280	12.7
Viavi Solutions, Inc.	1,391	19,613	5.6
Virtus Investment Partners, Inc.	1,138	140,008	40.0
Wabash National Corp.	6,427	74,553	21.3
Watsco, Inc.	1,738	302,273	86.4
Weingarten Realty Investors	1,853	53,922	15.4
WesBanco, Inc.	2,486	82,336	23.5
WESCO International, Inc.	5,959	288,475	82.5
Wingstop, Inc.	3,780	350,671	100.3
WisdomTree Investments, Inc.	9,301	39,157	11.2
Wolverine World Wide, Inc.	4,745	149,800	42.8
Xenia Hotels & Resorts, Inc.	2,594	48,482	13.9
Zendesk, Inc.	1,476	127,526	36.5
Zynga, Inc., Class A	4,651	27,999	8.0

		27,029,312

Total Reference Entity — Long		76,748,726

Reference Entity — Short

Australia
Adelaide Brighton, Ltd.	(7,704)	(18,604)	(5.3)
Afterpay Ltd.	(2,830)	(70,671)	(20.2)
Bank of Queensland, Ltd.	(10,385)	(52,798)	(15.1)
Bega Cheese Ltd.	(44,103)	(127,783)	(36.5)
Bingo Industries Ltd.	(53,800)	(99,347)	(28.4)
Brickworks Ltd.	(1,389)	(18,360)	(5.3)

	Shares	Value	% of Basket Value

Australia (continued)
Castile Resources Property Ltd.	(12,819)	$(1,716)	(0.5	) %
Costa Group Holdings Ltd.	(43,711)	(79,555)	(22.7)
CSR Ltd.	(73,111)	(234,380)	(67.0)
Domain Holdings Australia Ltd.	(45,411)	(113,801)	(32.5)
Elders Ltd.	(49,805)	(245,067)	(70.1)
Estia Health Ltd.	(28,142)	(45,977)	(13.1)
Freedom Foods Group Ltd.	(9,912)	(31,735)	(9.1)
G8 Education, Ltd.	(35,178)	(44,621)	(12.8)
GrainCorp Ltd.	(38,675)	(214,665)	(61.4)
Hansen Technologies Ltd.	(5,542)	(13,540)	(3.9)
IMF Bentham Ltd.	(70,251)	(221,963)	(63.5)
Link Administration Holdings Ltd.	(41,359)	(186,368)	(53.3)
Lynas Corp., Ltd.	(81,205)	(117,932)	(33.7)
Metcash Ltd.	(9,965)	(17,269)	(4.9)
Mineral Resources Ltd.	(21,349)	(240,026)	(68.6)
NEXTDC Ltd.	(75,298)	(376,621)	(107.7)
Nufarm Ltd.	(29,747)	(108,500)	(31.0)
OZ Minerals Ltd.	(48,947)	(326,943)	(93.5)
Pendal Group Ltd.	(22,382)	(130,981)	(37.5)
Platinum Asset Management Ltd.	(13,238)	(41,465)	(11.9)
St Barbara Ltd.	(23,759)	(44,289)	(12.7)
Village Roadshow Ltd.	(3,511)	(9,447)	(2.7)
Western Areas Ltd.	(31,863)	(53,919)	(15.4)
Westgold Resources Ltd.	(51,278)	(76,276)	(21.8)

		(3,364,619)

Austria
Agrana Beteiligungs AG	(14,431)	(307,290)	(87.9)
AT&S Austria Technologie & Systemtechnik AG	(7,159)	(157,920)	(45.1)
CA Immobilien Anlagen AG	(10,664)	(469,198)	(134.1)
FACC AG	(7,615)	(100,937)	(28.9)
Kapsch TrafficCom AG	(2,615)	(77,079)	(22.0)
Lenzing AG	(1,162)	(92,014)	(26.3)
Rhi Magnesita NV	(595)	(25,044)	(7.2)
Schoeller-Bleckmann Oilfield Equipment AG	(1,604)	(73,722)	(21.1)
Semperit AG Holding	(770)	(10,436)	(3.0)

		(1,313,640)

Belgium
Ackermans & van Haaren NV	(2,479)	(397,105)	(113.5)
AGFA-Gevaert NV	(65,166)	(320,311)	(91.6)
Biocartis NV	(4,621)	(29,366)	(8.4)
bpost SA	(10,103)	(100,681)	(28.8)
Cie d’Entreprises CFE	(3,805)	(414,917)	(118.6)
Econocom Group SA	(7,521)	(21,383)	(6.1)
Elia System Operator SA	(6,958)	(671,031)	(191.9)
Euronav NV	(10,451)	(103,843)	(29.7)
Ion Beam Applications	(4,410)	(50,747)	(14.5)
Mithra Pharmaceuticals SA	(6,212)	(168,377)	(48.1)
Sofina SA	(296)	(67,717)	(19.4)
Tessenderlo Group SA	(4,365)	(146,859)	(42.0)

		(2,492,337)

Canada
Allied Properties Real Estate Investment Trust	(11,239)	(468,957)	(134.1)
Altus Group Ltd.	(1,777)	(58,208)	(16.6)
Canfor Corp.	(4,965)	(44,608)	(12.8)
Centerra Gold, Inc.	(5,205)	(41,690)	(11.9)
Continental Gold, Inc.	(19,387)	(80,132)	(22.9)
DREAM Un Ltd. Corp., Class A	(46,247)	(408,514)	(116.8)
Element Financial Corp.	(2,667)	(25,614)	(7.3)
Finning International, Inc.	(17,448)	(301,787)	(86.3)
Great Canadian Gaming Corp.	(2,618)	(78,833)	(22.5)
Home Capital Group, Inc.	(1,359)	(32,399)	(9.3)

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Canada (continued)
Linamar Corp.	(9,013)	$(296,937)	(84.9	) %
Mercer International, Inc.	(6,801)	(74,879)	(21.4)
MTY Food Group, Inc.	(3,963)	(173,056)	(49.5)
NFI Group, Inc.	(2,506)	(57,982)	(16.6)
Norbord, Inc.	(8,315)	(244,223)	(69.8)
Novagold Resources, Inc.	(3,405)	(31,055)	(8.9)
Pan American Silver Corp.	(1,164)	(26,756)	(7.7)
Park Lawn Corp.	(1,700)	(38,396)	(11.0)
Pretium Resources, Inc.	(15,276)	(166,335)	(47.6)
Seabridge Gold, Inc.	(3,267)	(45,620)	(13.0)
SEMAFO, Inc.	(11,685)	(24,634)	(7.0)
Sierra Wireless, Inc.	(2,959)	(28,553)	(8.2)
Spin Master Corp.	(2,174)	(52,009)	(14.9)
Stantec, Inc.	(3,194)	(94,970)	(27.2)
Torex Gold Resources, Inc.	(10,562)	(145,333)	(41.6)
TransAlta Corp.	(2,458)	(18,350)	(5.2)
Transat AT, Inc.	(11,632)	(142,038)	(40.6)
Uranium Participation Corp.	(12,539)	(36,478)	(10.4)
Westshore Terminals Investment Corp.	(5,378)	(65,346)	(18.7)
WPT Industrial Real Estate Investment Trust	(14,177)	(203,298)	(58.1)

		(3,506,990)

Denmark
ALK-Abello A/S	(362)	(96,707)	(27.6)
Ambu A/S, Class B	(1,562)	(28,510)	(8.2)
Dfds A/S	(12,971)	(544,720)	(155.8)
Nilfisk Holding A/S	(4,519)	(97,651)	(27.9)
Rockwool International A/S, — B Shares	(701)	(163,431)	(46.7)
Sydbank A/S	(12,825)	(279,421)	(79.9)

		(1,210,440)

Finland
Adapteo OYJ	(2,487)	(28,975)	(8.3)
Cargotec OYJ	(1,780)	(65,855)	(18.8)
Cramo OYJ	(1,877)	(28,540)	(8.2)
F-Secure OYJ	(25,068)	(91,409)	(26.1)
Finnair OYJ	(54,411)	(317,657)	(90.8)
Konecranes OYJ	(6,215)	(187,338)	(53.6)
Metsa Board OYJ	(24,336)	(147,389)	(42.1)
Sanoma OYJ	(7,447)	(89,446)	(25.6)

		(956,609)

France
Air France-KLM	(13,503)	(125,093)	(35.8)
Beneteau SA	(17,246)	(184,970)	(52.9)
CGG SA	(16,502)	(46,369)	(13.3)
Chargeurs SA	(5,383)	(101,430)	(29.0)
DBV Technologies SA	(3,736)	(72,003)	(20.6)
Derichebourg SA	(14,460)	(52,445)	(15.0)
Elis SA	(1,436)	(27,962)	(8.0)
Genfit	(6,745)	(115,543)	(33.0)
Guerbet	(129)	(4,986)	(1.4)
ID Logistics Group	(944)	(184,890)	(52.9)
Innate Pharma SA	(4,869)	(34,209)	(9.8)
Jacquet Metal Service SA	(993)	(15,502)	(4.4)
Oeneo SA	(12,585)	(192,054)	(54.9)
Trigano SA	(778)	(73,772)	(21.1)
Vallourec SA	(10,608)	(26,713)	(7.6)

		(1,257,941)

Germany
ADLER Real Estate AG	(31,076)	(417,191)	(119.3)
ADO Properties SA	(5,764)	(178,215)	(51.0)
Aixtron SE	(5,145)	(54,003)	(15.4)

	Shares	Value	% of Basket Value

Germany (continued)
Bank of Georgia Group PLC	(1,995)	$(39,858)	(11.4	) %
Bertrandt AG	(744)	(43,072)	(12.3)
Bilfinger SE	(4,690)	(165,439)	(47.3)
Borussia Dortmund GmbH & Co. KGaA	(14,060)	(137,532)	(39.3)
CECONOMY AG	(15,531)	(80,279)	(23.0)
Eckert & Ziegler Strahlen- und Medizintechnik AG	(113)	(21,522)	(6.2)
Flatex AG	(5,625)	(169,271)	(48.4)
H&R GmbH & Co. KGaA	(10)	(55)	0.0
HUGO BOSS AG	(1,668)	(78,799)	(22.5)
Jungheinrich AG	(5,040)	(110,661)	(31.6)
MorphoSys AG	(527)	(65,725)	(18.8)
PATRIZIA AG	(24,215)	(578,052)	(165.3)
Pfeiffer Vacuum Technology AG	(1,093)	(181,950)	(52.0)
RIB Software SE	(2,707)	(56,856)	(16.3)
SGL Carbon SE	(26,864)	(120,127)	(34.3)
Siltronic AG	(911)	(97,584)	(27.9)
Sixt SE	(2,600)	(180,347)	(51.6)
SMA Solar Technology AG	(1,295)	(47,683)	(13.6)
VERBIO Vereinigte BioEnergie AG	(4,831)	(68,365)	(19.5)
Vossloh AG	(5,503)	(242,553)	(69.4)
Wacker Chemie AG	(590)	(42,342)	(12.1)
zooplus AG	(915)	(82,400)	(23.6)

		(3,259,881)

Hong Kong
Mandarin Oriental International Ltd.	(66,085)	(111,375)	(31.8)

Ireland
Glanbia PLC	(2,470)	(28,845)	(8.3)
Greencore Group PLC	(43,494)	(140,699)	(40.2)

		(169,544)

Israel
Ashtrom Group Ltd.	(1,442)	(21,486)	(6.1)
Clal Insurance Enterprises Holdings Ltd.	(18,971)	(240,080)	(68.7)
Delek Group Ltd.	(1,526)	(195,672)	(56.0)
Energix-Renewable Energies Ltd.	(107,948)	(379,680)	(108.6)
Gazit-Globe Ltd.	(23,895)	(276,550)	(79.1)
Hadera Paper Ltd.	(1,434)	(56,812)	(16.2)
Isracard Ltd.	(65,979)	(243,047)	(69.5)
Israel Corp. Ltd.	(1,028)	(177,753)	(50.8)
Menora Mivtachim Holdings Ltd.	(4,534)	(60,219)	(17.2)
Partner Communications Co. Ltd.	(13,419)	(59,496)	(17.0)
Plus500 Ltd.	(2,967)	(34,917)	(10.0)

		(1,745,712)

Italy
Arnoldo Mondadori Editore SpA	(17,559)	(36,065)	(10.3)
Banca IFIS SpA	(940)	(14,905)	(4.3)
Banca Popolare di Sondrio SCPA	(100,377)	(216,175)	(61.8)
Biesse SpA	(2,257)	(39,703)	(11.3)
BPER Banca	(13,068)	(60,021)	(17.2)
Danieli & C Officine Meccaniche SpA	(1,689)	(27,723)	(7.9)
Danieli & C Officine Meccaniche SpA	(3,328)	(33,292)	(9.5)
De’ Longhi SpA	(3,865)	(72,829)	(20.8)
doValue SpA	(5,706)	(74,673)	(21.3)
Falck Renewables SpA	(6,081)	(39,564)	(11.3)
Gruppo MutuiOnline SpA	(1,350)	(30,094)	(8.6)
Illimity Bank SpA	(4,425)	(45,272)	(12.9)
La Doria SpA	(6,746)	(66,287)	(19.0)
Maire Tecnimont SpA	(13,660)	(35,229)	(10.1)
SAES Getters SpA	(2,201)	(70,561)	(20.2)
Salini Impregilo SpA	(10,283)	(16,685)	(4.8)
Societa Cattolica di Assicurazioni	(11,529)	(91,170)	(26.1)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Italy (continued)
Tamburi Investment Partners SpA	(22,135)	$(166,932)	(47.7	) %
Tod’s SpA	(4,427)	(178,964)	(51.2)

		(1,316,144)

Japan
Atom Corp.	(17,200)	(161,142)	(46.1)
Change, Inc.	(1,800)	(49,687)	(14.2)
Chiyoda Corp.	(12,000)	(33,954)	(9.7)
CYBERDYNE, Inc.	(9,300)	(44,859)	(12.8)
Daisyo Corp.	(5,600)	(84,813)	(24.3)
Descente Ltd.	(7,200)	(116,963)	(33.4)
Elan Corp.	(3,800)	(58,579)	(16.8)
eRex Co. Ltd.	(5,300)	(80,451)	(23.0)
euglena Co. Ltd.	(6,800)	(52,249)	(14.9)
Ferrotec Holdings Corp.	(7,500)	(55,078)	(15.7)
Fixstars Corp.	(6,300)	(86,036)	(24.6)
Fukuda Corp.	(1,300)	(57,568)	(16.5)
Fuso Chemical Co. Ltd.	(6,200)	(174,390)	(49.9)
Gunosy, Inc.	(3,700)	(40,735)	(11.6)
Heiwa Real Estate REIT, Inc.	(22)	(29,623)	(8.5)
Ichibanya Co. Ltd.	(800)	(41,792)	(12.0)
Invesco Office J-Reit, Inc.	(400)	(85,189)	(24.4)
Japan Best Rescue System Co. Ltd.	(6,700)	(59,038)	(16.9)
Japan Meat Co. Ltd.	(1,300)	(27,091)	(7.7)
Kanto Denka Kogyo Co. Ltd.	(22,400)	(206,644)	(59.1)
Kappa Create Co. Ltd.	(15,100)	(204,606)	(58.5)
Kawasaki Kisen Kaisha Ltd.	(5,400)	(71,204)	(20.4)
Keiyo Co. Ltd.	(4,100)	(20,212)	(5.8)
Kenko Mayonnaise Co. Ltd.	(800)	(17,928)	(5.1)
KLab, Inc.	(10,100)	(72,016)	(20.6)
LEC, Inc.	(1,900)	(21,035)	(6.0)
Medical Data Vision Co. Ltd.	(2,200)	(16,204)	(4.6)
Megachips Corp.	(2,300)	(35,798)	(10.2)
Micronics Japan Co. Ltd.	(1,300)	(14,988)	(4.3)
Ministop Co. Ltd.	(1,300)	(18,350)	(5.2)
Mitsui High-Tec, Inc.	(1,200)	(17,868)	(5.1)
Money Forward, Inc.	(1,400)	(64,629)	(18.5)
Nextage Co. Ltd.	(1,200)	(11,309)	(3.2)
Nippon Sharyo Ltd.	(2,200)	(59,894)	(17.1)
Nishi-Nippon Railroad Co. Ltd.	(7,900)	(182,573)	(52.2)
Nishimatsuya Chain Co. Ltd.	(11,200)	(95,797)	(27.4)
Nissan Shatai Co. Ltd.	(31,200)	(296,206)	(84.7)
Nissei ASB Machine Co. Ltd.	(600)	(20,261)	(5.8)
Okuwa Co. Ltd.	(6,800)	(91,299)	(26.1)
Optim Corp.	(3,500)	(128,468)	(36.7)
RENOVA, Inc.	(2,000)	(23,997)	(6.9)
Ringer Hut Co. Ltd.	(2,200)	(49,649)	(14.2)
Rokko Butter Co. Ltd.	(5,800)	(86,382)	(24.7)
Rorze Corp.	(1,300)	(47,894)	(13.7)
RS Technologies Co. Ltd.	(2,400)	(61,489)	(17.6)
SanBio Co. Ltd.	(1,000)	(20,709)	(5.9)
Sanken Electric Co., Ltd.	(3,500)	(88,266)	(25.2)
Sansan, Inc.	(500)	(25,229)	(7.2)
Sourcenext Corp.	(8,700)	(38,947)	(11.1)
Stella Chemifa Corp.	(300)	(8,257)	(2.4)
Suruga Bank Ltd.	(32,400)	(127,630)	(36.5)
Taiyo Yuden Co. Ltd.	(1,300)	(37,485)	(10.7)
Takara Leben Real Estate Investment Corp.	(52)	(62,123)	(17.8)
Tanaka Chemical Corp.	(1,700)	(12,899)	(3.7)
Tokai Carbon Co. Ltd.	(45,037)	(407,035)	(116.4)
Tri Chemical Laboratories, Inc.	(300)	(28,473)	(8.1)
Vector, Inc.	(2,200)	(25,010)	(7.2)
Yamagata Bank Ltd.	(500)	(6,318)	(1.8)

	Shares	Value	% of Basket Value

Japan (continued)
Zojirushi Corp.	(2,800)	$(55,651)	(15.9	) %

		(4,219,969)

Luxembourg
APERAM SA	(1,939)	(55,425)	(15.8)
B&M European Value Retail SA	(26,102)	(125,158)	(35.8)

		(180,583)

Netherlands
Accell Group NV	(13,094)	(405,161)	(115.9)
AMG Advanced Metallurgical Group NV	(3,590)	(81,630)	(23.3)
Flow Traders	(10,749)	(250,821)	(71.7)
ForFarmers NV	(7,813)	(51,124)	(14.6)
NSI NV	(2,498)	(136,304)	(39.0)
OCI NV	(17,529)	(301,960)	(86.3)
Shop Apotheke Europe NV	(1,220)	(61,766)	(17.7)
SIF Holding NV	(9,919)	(146,749)	(42.0)

		(1,435,515)

New Zealand
Air New Zealand Ltd.	(65,395)	(118,778)	(34.0)
Infratil Ltd.	(8,628)	(30,125)	(8.6)
Metlifecare Ltd.	(25,228)	(112,032)	(32.0)
Pushpay Holdings Ltd.	(4,629)	(13,367)	(3.8)
Summerset Group Holdings Ltd.	(23,354)	(133,933)	(38.3)
Synlait Milk Ltd.	(3,251)	(18,354)	(5.3)

		(426,589)

Norway
Adevinta ASA	(11,757)	(143,416)	(41.0)
Aker ASA, — A Shares	(2,794)	(154,095)	(44.1)
Axactor SE	(18,955)	(35,340)	(10.1)
Elkem ASA	(7,752)	(19,403)	(5.6)
FLEX LNG Ltd.	(3,645)	(29,773)	(8.5)
Grieg Seafood ASA	(1,988)	(30,463)	(8.7)
PGS ASA	(9,037)	(17,294)	(4.9)

		(429,784)

Portugal
Altri SGPS SA	(62,393)	(385,102)	(110.1)
Corticeira Amorim SGPS SA	(33,525)	(402,297)	(115.1)
Mota-Engil SGPS SA	(33,288)	(62,344)	(17.8)

		(849,743)

Singapore
Keppel DC REIT	(72,800)	(120,140)	(34.4)
Kulicke & Soffa Industries, Inc.	(758)	(19,625)	(5.6)
Mapletree Industrial Trust	(57,500)	(116,872)	(33.4)
Parkway Life Real Estate Investment Trust	(39,500)	(103,435)	(29.6)
Wing Tai Holdings Ltd.	(238,400)	(349,406)	(99.9)

		(709,478)

South Africa
Mediclinic International PLC	(18,959)	(92,209)	(26.4)

Spain
Aedas Homes SA	(16,943)	(383,660)	(109.7)
Ence Energia y Celulosa SA	(45,632)	(184,597)	(52.8)
Gestamp Automocion SA	(17,417)	(71,226)	(20.4)
Inmobiliaria Colonial Socimi SA	(2,215)	(29,700)	(8.5)
Masmovil Ibercom SA	(3,700)	(77,400)	(22.1)
Melia Hotels International SA	(2,392)	(19,210)	(5.5)
Metrovacesa SA	(41,410)	(417,006)	(119.2)
Neinor Homes SA	(8,725)	(95,179)	(27.2)
Prosegur Cash SA	(72,470)	(123,435)	(35.3)
Solaria Energia y Medio Ambiente SA	(7,352)	(68,899)	(19.7)

		(1,470,312)

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Sweden
Attendo AB	(14,867)	$(81,795)	(23.4	) %
Bonava AB, — B Shares	(10,709)	(95,795)	(27.4)
Boozt AB	(6,439)	(31,068)	(8.9)
Bure Equity AB	(6,673)	(148,583)	(42.5)
Camurus AB	(6,320)	(65,781)	(18.8)
Cellavision AB	(1,642)	(56,883)	(16.3)
Climeon AB	(8,302)	(57,741)	(16.5)
Collector AB	(7,371)	(23,167)	(6.6)
Embracer Group AB	(3,266)	(27,260)	(7.8)
Fingerprint Cards AB	(16,522)	(29,330)	(8.4)
Getinge AB, Class B	(7,148)	(121,732)	(34.8)
Hansa Biopharma AB	(6,153)	(45,923)	(13.1)
Hoist Finance AB	(15,969)	(79,854)	(22.8)
Holmen AB, — B Shares	(6,923)	(204,975)	(58.6)
Humana AB	(4,321)	(27,739)	(7.9)
Indutrade AB	(927)	(33,388)	(9.5)
Karo Pharma AB	(5,720)	(25,692)	(7.3)
LeoVegas AB	(4,830)	(14,851)	(4.2)
Modern Times Group MTG AB, — B Shares	(12,186)	(121,545)	(34.8)
Nordic Entertainment Group AB	(2,064)	(62,733)	(17.9)
Oncopeptides AB	(5,635)	(81,128)	(23.2)
Paradox Interactive AB	(21,681)	(342,323)	(97.9)
PowerCell Sweden AB	(1,766)	(35,489)	(10.2)
SSAB AB, — B Shares	(61,237)	(176,276)	(50.4)
Svenska Cellulosa AB SCA, Class B	(34,038)	(340,556)	(97.4)
Tobii AB	(21,959)	(88,685)	(25.4)
Xvivo Perfusion AB	(2,895)	(52,446)	(15.0)

		(2,472,738)

Switzerland
Ascom Holding AG	(8,957)	(88,652)	(25.3)
Bachem Holding AG	(771)	(138,319)	(39.5)
BKW AG	(304)	(28,316)	(8.1)
Burckhardt Compression Holding AG	(209)	(57,284)	(16.4)
Coltene Holding AG	(1,162)	(101,940)	(29.1)
Conzzeta AG	(23)	(26,120)	(7.5)
Emmi AG	(37)	(35,917)	(10.3)
Ferrexpo PLC	(11,408)	(20,954)	(6.0)
Gurit Holding AG	(104)	(157,641)	(45.1)
Huber + Suhner AG	(1,320)	(98,350)	(28.1)
Idorsia Ltd.	(508)	(16,251)	(4.6)
Intershop Holding AG	(86)	(55,370)	(15.8)
Leonteq AG	(654)	(24,444)	(7.0)
Medacta Group SA	(1,360)	(111,545)	(31.9)
Medartis Holding AG	(973)	(43,336)	(12.4)
Schweiter Technologies AG	(243)	(301,227)	(86.1)
Sensirion Holding AG	(1,013)	(41,490)	(11.9)
Stadler Rail AG	(8,291)	(395,957)	(113.2)
Swissquote Group Holding SA	(3,710)	(224,110)	(64.1)
U-Blox Holding AG	(738)	(66,429)	(19.0)
Vetropack Holding AG	(27)	(81,011)	(23.2)
Vontobel Holding AG	(3,177)	(221,330)	(63.3)
VZ Holding AG	(713)	(252,792)	(72.3)
Ypsomed Holding AG	(2,062)	(299,339)	(85.6)
Zur Rose Group AG	(3,634)	(449,723)	(128.6)

		(3,337,847)

United Arab Emirates
Network International Holdings PLC	(11,837)	(94,754)	(27.1)

United Kingdom
AG Barr PLC	(5,325)	(42,542)	(12.2)
Ascential PLC	(19,432)	(93,411)	(26.7)
Blue Prism Group PLC	(1,159)	(26,528)	(7.6)

	Shares	Value	% of Basket Value

United Kingdom (continued)
Cairn Energy PLC	(19,067)	$(42,590)	(12.2	) %
Countryside Properties PLC	(23,439)	(151,042)	(43.2)
De La Rue PLC	(47,908)	(88,567)	(25.3)
Dignity PLC	(19,682)	(147,884)	(42.3)
Dixons Carphone PLC	(57,716)	(103,135)	(29.5)
DS Smith PLC	(31,441)	(140,965)	(40.3)
Equiniti Group PLC	(17,772)	(48,062)	(13.7)
Euromoney Institutional Investor PLC	(4,532)	(73,250)	(20.9)
Fevertree Drinks PLC	(1,250)	(22,713)	(6.5)
Frasers Group PLC	(21,858)	(136,062)	(38.9)
Gulf Keystone Petroleum Ltd.	(15,333)	(37,579)	(10.7)
Hansteen Holdings PLC	(46,939)	(72,272)	(20.7)
IG Design Group PLC	(10,298)	(108,516)	(31.0)
Intermediate Capital Group PLC	(4,390)	(100,682)	(28.8)
John Menzies PLC	(6,239)	(35,550)	(10.2)
Marston’s PLC	(39,100)	(54,058)	(15.5)
Oxford Biomedica PLC	(13,698)	(109,434)	(31.3)
Paragon Banking Group PLC	(7,613)	(51,069)	(14.6)
Pennon Group PLC	(13,492)	(196,933)	(56.3)
Polypipe Group PLC	(24,555)	(175,905)	(50.3)
Renishaw PLC	(2,397)	(125,487)	(35.9)
Restaurant Group PLC	(23,371)	(39,714)	(11.4)
Royal Mail PLC	(7,180)	(18,792)	(5.4)
RPS Group PLC	(10,483)	(24,086)	(6.9)
Scapa Group PLC	(6,358)	(21,129)	(6.0)
Serica Energy PLC	(14,600)	(22,287)	(6.4)
Shaftesbury PLC	(9,906)	(117,597)	(33.6)
Stagecoach Group PLC	(27,417)	(49,419)	(14.1)
Stobart Group Ltd.	(50,389)	(67,869)	(19.4)
Stolt-Nielsen Ltd.	(8,272)	(107,020)	(30.6)
SuperGroup PLC	(3,766)	(19,086)	(5.5)
Synthomer PLC	(36,890)	(164,553)	(47.0)
Ted Baker PLC	(3,898)	(11,499)	(3.3)
Telecom Plus PLC	(6,509)	(129,958)	(37.2)
TI Fluid Systems PLC	(9,761)	(30,535)	(8.7)
TP ICAP PLC	(37,389)	(195,505)	(55.9)
Trainline PLC	(9,578)	(59,594)	(17.0)
Victrex PLC	(2,624)	(76,570)	(21.9)
Whitestone REIT	(2,150)	(28,165)	(8.0)

		(3,367,614)

United States
2U, Inc.	(1,609)	(31,874)	(9.1)
3D Systems Corp.	(6,115)	(66,592)	(19.0)
8x8, Inc.	(886)	(16,497)	(4.7)
A10 Networks, Inc.	(4,020)	(27,376)	(7.8)
ABM Industries, Inc.	(6,547)	(249,703)	(71.4)
Acadia Healthcare Co., Inc.	(2,836)	(91,121)	(26.1)
AdvanSix, Inc.	(964)	(18,046)	(5.2)
AECOM	(2,094)	(100,994)	(28.9)
Aegion Corp.	(2,908)	(60,777)	(17.4)
Aerovironment, Inc.	(287)	(19,117)	(5.5)
Agree Realty Corp.	(912)	(69,248)	(19.8)
Air Lease Corp.	(2,077)	(89,186)	(25.5)
Alamo Group, Inc.	(219)	(27,279)	(7.8)
Alexander’s, Inc.	(293)	(94,545)	(27.0)
Ambac Financial Group, Inc.	(5,005)	(107,257)	(30.7)
AMC Networks, Inc., Class A	(1,643)	(60,117)	(17.2)
Ameresco, Inc., Class A	(3,869)	(74,246)	(21.2)
American Eagle Outfitters, Inc.	(4,172)	(60,077)	(17.2)
American Homes 4 Rent	(14,994)	(409,786)	(117.2)
American States Water Co.	(371)	(32,856)	(9.4)
American Vanguard Corp.	(6,822)	(127,435)	(36.4)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
American Woodmark Corp.	(818)	$(89,694)	(25.6	) %
Amphastar Pharmaceuticals, Inc.	(3,427)	(64,805)	(18.5)
Andersons, Inc.	(3,075)	(69,556)	(19.9)
Anterix, Inc.	(1,727)	(80,236)	(22.9)
Arcosa, Inc.	(710)	(31,062)	(8.9)
Argan, Inc.	(6,480)	(272,873)	(78.0)
ARMOUR Residential REIT, Inc.	(8,298)	(159,819)	(45.7)
Arrow Financial Corp.	(3,118)	(109,317)	(31.3)
Ashford Hospitality Trust, Inc.	(6,917)	(17,016)	(4.9)
Ashland Global Holdings, Inc.	(707)	(52,304)	(15.0)
Assetmark Financial Holdings, Inc.	(7,083)	(207,744)	(59.4)
Associated Capital Group, Inc., Class A	(290)	(12,113)	(3.5)
At Home Group, Inc.	(3,038)	(17,195)	(4.9)
Atrion Corp.	(118)	(84,864)	(24.3)
Avaya Holdings Corp.	(3,542)	(45,231)	(12.9)
Axcelis Technologies, Inc.	(1,249)	(30,163)	(8.6)
Axis Capital Holdings Ltd.	(3,501)	(224,939)	(64.3)
B&G Foods, Inc.	(1,449)	(23,271)	(6.7)
Balchem Corp.	(1,891)	(204,266)	(58.4)
BancFirst Corp.	(1,760)	(101,728)	(29.1)
Bandwidth, Inc., Class A	(248)	(17,598)	(5.0)
Bank of Hawaii Corp.	(602)	(53,939)	(15.4)
Berry Global Group, Inc.	(1,674)	(71,178)	(20.4)
Beyond Meat, Inc.	(549)	(60,621)	(17.3)
BJ’s Restaurants, Inc.	(1,049)	(41,729)	(11.9)
Boston Omaha Corp., Class A	(1,091)	(22,016)	(6.3)
Brady Corp., Class A	(2,080)	(115,170)	(32.9)
BrightView Holdings, Inc.	(1,352)	(21,362)	(6.1)
Brixmor Property Group, Inc.	(4,869)	(97,185)	(27.8)
Brookdale Senior Living, Inc.	(5,697)	(37,543)	(10.7)
Burford Capital Ltd.	(2,069)	(17,185)	(4.9)
Cal-Maine Foods, Inc.	(3,237)	(115,529)	(33.0)
Camping World Holdings, Inc., Class A	(1,788)	(27,839)	(8.0)
Cantel Medical Corp.	(495)	(32,205)	(9.2)
Cardlytics, Inc.	(393)	(32,981)	(9.4)
Casey’s General Stores, Inc.	(1,824)	(293,409)	(83.9)
Cass Information Systems, Inc.	(3,708)	(200,306)	(57.3)
Cato Corp., Class A	(2,777)	(44,543)	(12.7)
Cavco Industries, Inc.	(645)	(144,493)	(41.3)
Central Garden & Pet Co., Class A	(1,097)	(32,866)	(9.4)
Century Bancorp, Inc., Class A	(315)	(27,090)	(7.7)
Chase Corp.	(1,017)	(93,533)	(26.7)
Chefs’ Warehouse, Inc.	(2,285)	(83,174)	(23.8)
Chegg, Inc.	(574)	(23,666)	(6.8)
Chesapeake Utilities Corp.	(794)	(76,391)	(21.8)
Churchill Downs, Inc.	(711)	(102,654)	(29.4)
Cimarex Energy Co.	(722)	(31,689)	(9.1)
Clearway Energy, Inc., Class A	(2,283)	(47,235)	(13.5)
Cleveland-Cliffs, Inc.	(12,411)	(87,125)	(24.9)
Colony Capital, Inc.	(56,656)	(264,584)	(75.7)
Colony Credit Real Estate, Inc.	(1,759)	(21,900)	(6.3)
Columbia Financial, Inc.	(19,090)	(320,139)	(91.5)
Commerce Bancshares, Inc.	(10,059)	(680,592)	(194.6)
Commercial Metals Co.	(3,392)	(69,706)	(19.9)
Compass Minerals International, Inc.	(955)	(55,285)	(15.8)
CoreLogic, Inc.	(4,998)	(232,407)	(66.5)
CorEnergy Infrastructure Trust, Inc.	(12,211)	(556,822)	(159.2)
CorePoint Lodging, Inc.	(4,800)	(43,920)	(12.6)
CorVel Corp.	(629)	(57,598)	(16.5)
Covetrus, Inc.	(1,321)	(16,248)	(4.6)
Credit Acceptance Corp.	(497)	(213,203)	(61.0)
Cree, Inc.	(2,601)	(120,920)	(34.6)

	Shares	Value	% of Basket Value

United States (continued)
CryoLife, Inc.	(2,533)	$(75,331)	(21.5	) %
CryoPort, Inc.	(1,943)	(34,799)	(9.9)
CSW Industrials, Inc.	(750)	(56,910)	(16.3)
Cubic Corp.	(1,958)	(127,838)	(36.6)
CVR Energy, Inc.	(1,057)	(36,583)	(10.5)
Dave & Buster’s Entertainment, Inc.	(3,522)	(155,532)	(44.5)
Diamond Hill Investment Group, Inc.	(1,039)	(146,260)	(41.8)
Digimarc Corp.	(1,056)	(33,063)	(9.5)
Diversified Healthcare Trust	(15,167)	(117,089)	(33.5)
Dolby Laboratories, Inc., Class A	(1,774)	(123,009)	(35.2)
Domo, Inc., Class B	(958)	(23,203)	(6.6)
Donaldson Co., Inc.	(1,109)	(57,502)	(16.4)
EchoStar Corp.	(1,065)	(42,499)	(12.2)
El Pollo Loco Holdings, Inc.	(1,190)	(16,398)	(4.7)
Element Solutions, Inc.	(5,724)	(66,971)	(19.1)
Energy Recovery, Inc.	(20,906)	(213,450)	(61.0)
Equitrans Midstream Corp.	(4,952)	(47,886)	(13.7)
Equity Bancshares, Inc., Class A	(3,409)	(91,566)	(26.2)
Equity Commonwealth	(7,556)	(247,761)	(70.8)
Etsy, Inc.	(458)	(22,355)	(6.4)
Eventbrite, Inc., Class A	(1,110)	(23,476)	(6.7)
Evo Payments, Inc., Class A	(3,658)	(101,363)	(29.0)
ExlService Holdings, Inc.	(296)	(21,641)	(6.2)
Fastly, Inc., Class A	(735)	(16,545)	(4.7)
First Citizens BancShares, Inc., Class A	(91)	(47,941)	(13.7)
First Financial Bankshares, Inc.	(13,421)	(449,872)	(128.6)
Fitbit, Inc.	(15,771)	(102,827)	(29.4)
Five Below, Inc.	(1,161)	(131,448)	(37.6)
Floor & Decor Holdings, Inc., Class A	(1,378)	(67,949)	(19.4)
Franklin Electric Co., Inc.	(576)	(33,229)	(9.5)
Fresh Del Monte Produce, Inc.	(1,785)	(56,013)	(16.0)
Front Yard Residential Corp.	(6,615)	(70,979)	(20.3)
FRP Holdings, Inc.	(312)	(14,770)	(4.2)
FutureFuel Corp.	(1,415)	(15,508)	(4.4)
Gardner Denver Holdings, Inc.	(4,196)	(148,161)	(42.4)
GCI Liberty, Inc., Class A	(713)	(52,177)	(14.9)
Genworth Financial, Inc., Class A	(1,741)	(7,138)	(2.0)
German American Bancorp, Inc.	(1,952)	(66,739)	(19.1)
Global Medical REIT, Inc.	(3,129)	(45,683)	(13.1)
Golden Entertainment, Inc.	(6,194)	(106,289)	(30.4)
Gorman-Rupp Co.	(7,924)	(292,475)	(83.6)
Graco, Inc.	(3,497)	(185,866)	(53.1)
GrafTech International Ltd.	(6,348)	(68,114)	(19.5)
Green Dot Corp., Class A	(1,501)	(45,150)	(12.9)
Greif, Inc., Class B	(2,838)	(134,521)	(38.5)
Grocery Outlet Holding Corp.	(580)	(18,989)	(5.4)
Group 1 Automotive, Inc.	(246)	(24,789)	(7.1)
Groupon, Inc.	(7,210)	(20,765)	(5.9)
Guardant Health, Inc.	(331)	(25,169)	(7.2)
Guess?, Inc.	(6,714)	(142,941)	(40.9)
Hain Celestial Group, Inc.	(9,522)	(230,528)	(65.9)
Hawaiian Electric Industries, Inc.	(16,425)	(803,347)	(229.7)
Hawkins, Inc.	(3,369)	(140,757)	(40.2)
Health Catalyst, Inc.	(1,672)	(54,591)	(15.6)
Healthcare Realty Trust, Inc.	(5,187)	(187,043)	(53.5)
Healthcare Services Group, Inc.	(1,353)	(34,637)	(9.9)
HealthStream, Inc.	(1,085)	(27,722)	(7.9)
Helios Technologies, Inc.	(2,957)	(125,732)	(36.0)
Helmerich & Payne, Inc.	(2,258)	(91,562)	(26.2)
Heritage-Crystal Clean, Inc.	(2,819)	(79,919)	(22.9)
Highwoods Properties, Inc.	(9,396)	(470,834)	(134.6)
Howard Hughes Corp.	(5,319)	(647,216)	(185.1)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Hyster-Yale Materials Handling, Inc.	(1,762)	$(95,130)	(27.2	) %
ICU Medical, Inc.	(1,563)	(285,201)	(81.5)
II-VI, Inc.	(1,272)	(42,803)	(12.2)
Innospec, Inc.	(1,885)	(189,876)	(54.3)
Insteel Industries, Inc.	(887)	(19,842)	(5.7)
Interactive Brokers Group, Inc., Class A	(1,887)	(88,689)	(25.4)
Intra-Cellular Therapies, Inc.	(1,473)	(33,422)	(9.6)
Intrepid Potash, Inc.	(3,254)	(7,745)	(2.2)
Jabil, Inc.	(3,806)	(148,015)	(42.3)
Jack in the Box, Inc.	(1,818)	(148,621)	(42.5)
JBG SMITH Properties	(7,591)	(307,815)	(88.0)
JELD-WEN Holding, Inc.	(3,017)	(72,046)	(20.6)
Kadant, Inc.	(1,381)	(147,215)	(42.1)
Kimball Electronics, Inc.	(3,430)	(55,497)	(15.9)
Kinsale Capital Group, Inc.	(170)	(19,417)	(5.6)
Kite Realty Group Trust	(5,565)	(95,718)	(27.4)
Korn Ferry	(5,455)	(223,546)	(63.9)
Kosmos Energy Ltd.	(2,592)	(13,245)	(3.8)
Kratos Defense & Security Solutions, Inc.	(2,884)	(52,893)	(15.1)
L Brands, Inc.	(2,362)	(54,704)	(15.6)
Laureate Education, Inc., Class A	(5,270)	(109,827)	(31.4)
Levi Strauss & Co., Class A	(1,548)	(30,403)	(8.7)
Lexington Realty Trust	(18,201)	(201,485)	(57.6)
Liberty Media Corp-Liberty Braves	(9,381)	(273,456)	(78.2)
Lincoln Electric Holdings, Inc.	(1,272)	(113,437)	(32.4)
Lindsay Corp.	(3,674)	(367,510)	(105.1)
Littelfuse, Inc.	(574)	(101,546)	(29.0)
Livent Corp.	(4,297)	(40,435)	(11.6)
Loral Space & Communications, Inc.	(9,468)	(304,586)	(87.1)
Louisiana-Pacific Corp.	(14,869)	(456,181)	(130.4)
LTC Properties, Inc.	(2,463)	(113,692)	(32.5)
Macerich Co.	(2,287)	(51,023)	(14.6)
Mack-Cali Realty Corp.	(12,797)	(281,022)	(80.4)
Macquarie Infrastructure Corp.	(5,936)	(261,837)	(74.9)
Madison Square Garden Co., Class A	(806)	(238,729)	(68.3)
Madrigal Pharmaceuticals, Inc.	(245)	(20,340)	(5.8)
Matador Resources Co.	(5,741)	(84,220)	(24.1)
Mattel, Inc.	(1,782)	(26,071)	(7.5)
Matthews International Corp., Class A	(2,782)	(103,824)	(29.7)
Maxar Technologies, Inc.	(996)	(15,896)	(4.5)
MDC Holdings, Inc.	(1,429)	(60,218)	(17.2)
Medifast, Inc.	(1,047)	(101,172)	(28.9)
Meritor, Inc.	(1,230)	(26,949)	(7.7)
Mesa Laboratories, Inc.	(222)	(58,262)	(16.7)
Meta Financial Group, Inc.	(1,118)	(41,612)	(11.9)
MGE Energy, Inc.	(6,634)	(530,256)	(151.6)
Michaels Cos., Inc.	(1,420)	(7,001)	(2.0)
Middlesex Water Co.	(1,913)	(124,842)	(35.7)
Monarch Casino & Resort, Inc.	(7,045)	(378,176)	(108.1)
Moog, Inc., Class A	(2,477)	(221,964)	(63.5)
Mr Cooper Group, Inc.	(4,607)	(57,035)	(16.3)
Mueller Industries, Inc.	(2,563)	(74,763)	(21.4)
Mueller Water Products, Inc., Class A	(1,875)	(21,844)	(6.2)
Murphy USA, Inc.	(1,455)	(148,657)	(42.5)
Myriad Genetics, Inc.	(678)	(18,747)	(5.4)
National Beverage Corp.	(844)	(36,216)	(10.4)
National HealthCare Corp.	(3,516)	(295,063)	(84.4)
National Western Life Group, Inc., Class A	(329)	(87,514)	(25.0)
Natus Medical, Inc.	(1,212)	(37,923)	(10.8)
NBT Bancorp, Inc.	(4,063)	(153,541)	(43.9)
Neogen Corp.	(1,576)	(106,018)	(30.3)
New York Times Co.	(692)	(22,151)	(6.3)

	Shares	Value	% of Basket Value

United States (continued)
Newpark Resources, Inc.	(4,673)	$(23,365)	(6.7	) %
nLight, Inc.	(1,005)	(17,658)	(5.0)
Northern Oil and Gas, Inc.	(12,279)	(20,383)	(5.8)
Northwest Natural Holding Co.	(9,957)	(730,645)	(208.9)
NVE Corp.	(1,973)	(144,739)	(41.4)
O-I Glass, Inc.	(8,600)	(108,532)	(31.0)
Odonate Therapeutics, Inc.	(659)	(19,243)	(5.5)
Office Depot, Inc.	(6,885)	(15,285)	(4.4)
Old Republic International Corp.	(2,454)	(55,338)	(15.8)
One Liberty Properties, Inc.	(779)	(21,298)	(6.1)
Onto Innovation, Inc.	(1,086)	(41,203)	(11.8)
OrthoPediatrics Corp.	(406)	(18,648)	(5.3)
Par Pacific Holdings, Inc.	(5,605)	(112,773)	(32.2)
Park Aerospace Corp.	(1,283)	(19,848)	(5.7)
Park National Corp.	(1,814)	(172,276)	(49.3)
Parsley Energy, Inc., Class A	(5,060)	(84,198)	(24.1)
Pattern Energy Group, Inc., Class A	(12,463)	(335,379)	(95.9)
Penn National Gaming, Inc.	(853)	(25,445)	(7.3)
Pennant Group, Inc.	(1,781)	(47,018)	(13.4)
PetIQ, Inc.	(1,998)	(59,440)	(17.0)
PGT Innovations, Inc.	(691)	(10,710)	(3.1)
Piedmont Office Realty Trust, Inc., Class A	(1,320)	(30,611)	(8.8)
Piper Jaffray Cos.	(431)	(35,527)	(10.2)
PlayAGS, Inc.	(4,594)	(47,226)	(13.5)
Powell Industries, Inc.	(2,363)	(97,521)	(27.9)
PQ Group Holdings, Inc.	(2,843)	(43,526)	(12.4)
Preferred Apartment Communities, Inc.	(1,482)	(17,458)	(5.0)
ProSight Global, Inc.	(600)	(8,682)	(2.5)
PTC Therapeutics, Inc.	(490)	(25,235)	(7.2)
Pure Storage, Inc., Class A	(5,264)	(93,699)	(26.8)
Quad/Graphics, Inc.	(8,506)	(36,150)	(10.3)
Quaker Chemical Corp.	(1,984)	(329,384)	(94.2)
RBC Bearings, Inc.	(410)	(63,759)	(18.2)
Red Robin Gourmet Burgers, Inc.	(1,005)	(33,034)	(9.4)
Red Rock Resorts, Inc., Class A	(1,205)	(29,535)	(8.4)
Redwood Trust, Inc.	(3,939)	(69,445)	(19.9)
REGENXBIO, Inc.	(526)	(22,897)	(6.5)
Regis Corp.	(6,130)	(95,138)	(27.2)
Reliance Worldwide Corp. Ltd.	(98,531)	(293,121)	(83.8)
Renewable Energy Group, Inc.	(300)	(7,884)	(2.3)
Restoration Hardware	(421)	(87,884)	(25.1)
Revance Therapeutics, Inc.	(1,576)	(35,255)	(10.1)
RLI Corp.	(1,951)	(181,462)	(51.9)
Royal Gold, Inc.	(1,805)	(208,153)	(59.5)
RR Donnelley & Sons Co.	(1,114)	(2,674)	(0.8)
Rubicon Project, Inc.	(5,593)	(52,350)	(15.0)
Safehold, Inc.	(4,793)	(215,493)	(61.6)
Safety Insurance Group, Inc.	(3,695)	(340,236)	(97.3)
Saia, Inc.	(331)	(28,830)	(8.2)
Saul Centers, Inc.	(3,483)	(171,991)	(49.2)
Schneider National, Inc., Class B	(9,166)	(204,127)	(58.4)
Scientific Games Corp., Class A	(2,601)	(64,609)	(18.5)
Seaboard Corp.	(28)	(107,957)	(30.9)
SeaWorld Entertainment, Inc.	(2,125)	(73,227)	(20.9)
Select Energy Services, Inc., Class A	(384)	(2,673)	(0.8)
Seritage Growth Properties	(1,530)	(56,182)	(16.1)
Shake Shack, Inc., Class A	(895)	(60,368)	(17.3)
Shockwave Medical, Inc.	(434)	(18,844)	(5.4)
SIGA Technologies, Inc.	(3,536)	(18,210)	(5.2)
Simpson Manufacturing Co., Inc.	(449)	(37,119)	(10.6)
Sims Ltd.	(7,917)	(55,914)	(16.0)
SITE Centers Corp.	(1,414)	(17,972)	(5.1)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Six Flags Entertainment Corp.	(2,484)	$(94,715)	(27.1	) %
Skyline Champion Corp.	(1,525)	(43,844)	(12.5)
SLM Corp.	(22,458)	(245,241)	(70.1)
Solaris Oilfield Infrastructure, Inc., Class A	(3,356)	(38,695)	(11.1)
SPIRE, Inc.	(4,781)	(403,134)	(115.3)
Spirit Airlines, Inc.	(1,901)	(78,074)	(22.3)
Spirit Realty Capital, Inc.	(2,529)	(133,481)	(38.2)
Stamps.com, Inc.	(884)	(65,849)	(18.8)
Starwood Property Trust, Inc.	(13,127)	(336,839)	(96.3)
State Auto Financial Corp.	(3,021)	(90,962)	(26.0)
Stericycle, Inc.	(2,545)	(159,521)	(45.6)
Stoneridge, Inc.	(1,039)	(28,947)	(8.3)
STORE Capital Corp.	(10,093)	(396,150)	(113.3)
SunPower Corp.	(2,352)	(20,039)	(5.7)
Sunrun, Inc.	(4,948)	(84,264)	(24.1)
Sykes Enterprises, Inc.	(8,023)	(269,493)	(77.1)
Synaptics, Inc.	(459)	(30,611)	(8.8)
Syneos Health, Inc.	(2,170)	(133,151)	(38.1)
SYNNEX Corp.	(1,242)	(171,098)	(48.9)
Talos Energy, Inc.	(864)	(18,956)	(5.4)
Tandem Diabetes Care, Inc.	(951)	(72,314)	(20.7)
Taubman Centers, Inc.	(961)	(25,390)	(7.3)
Team, Inc.	(3,684)	(50,102)	(14.3)
Tennant Co.	(396)	(30,579)	(8.7)
Terreno Realty Corp.	(1,470)	(84,172)	(24.1)
TFS Financial Corp.	(7,658)	(156,453)	(44.7)
Thor Industries, Inc.	(337)	(27,135)	(7.8)
Toll Brothers, Inc.	(9,594)	(425,590)	(121.7)
Tompkins Financial Corp.	(1,877)	(161,591)	(46.2)
TPI Composites, Inc.	(843)	(17,492)	(5.0)
Trade Desk, Inc., Class A	(281)	(75,640)	(21.6)
Tredegar Corp.	(4,697)	(95,584)	(27.3)
TriMas Corp.	(8,283)	(237,971)	(68.0)
Trinity Industries, Inc.	(10,491)	(213,282)	(61.0)
Tupperware Brands Corp.	(6,174)	(38,649)	(11.1)
Twin River Worldwide Holdings, Inc.	(3,502)	(93,328)	(26.7)
Umpqua Holdings Corp.	(1,703)	(28,781)	(8.2)
United States Lime & Minerals, Inc.	(822)	(73,774)	(21.1)
United States Steel Corp.	(6,284)	(56,996)	(16.3)
Uniti Group, Inc.	(23,211)	(146,926)	(42.0)
Urban Outfitters, Inc.	(4,428)	(113,357)	(32.4)
Urstadt Biddle Properties, Inc., Class A	(2,154)	(48,831)	(14.0)
US Foods Holding Corp.	(2,379)	(95,564)	(27.3)
USANA Health Sciences, Inc.	(808)	(49,854)	(14.3)
Valmont Industries, Inc.	(157)	(22,303)	(6.4)
Verint Systems, Inc.	(1,053)	(61,074)	(17.5)
Verso Corp., Class A	(1,071)	(18,046)	(5.2)
Viad Corp.	(2,601)	(169,065)	(48.3)
Vishay Intertechnology, Inc.	(27,346)	(554,850)	(158.7)
Vishay Precision Group, Inc.	(3,589)	(123,964)	(35.4)
Warrior Met Coal, Inc.	(3,602)	(67,934)	(19.4)
WD-40 Co.	(110)	(20,550)	(5.9)
Werner Enterprises, Inc.	(6,011)	(221,565)	(63.4)
Westamerica BanCorp.	(2,322)	(147,122)	(42.1)
Westwood Holdings Group, Inc.	(3,528)	(99,066)	(28.3)
WEX, Inc.	(947)	(205,423)	(58.7)
Willdan Group, Inc.	(2,616)	(86,668)	(24.8)
Winmark Corp.	(1,064)	(211,704)	(60.5)
World Wrestling Entertainment, Inc., Class A	(1,842)	(90,037)	(25.7)
Worthington Industries, Inc.	(760)	(27,953)	(8.0)
WW International, Inc.	(957)	(31,562)	(9.0)
Y-mAbs Therapeutics, Inc.	(524)	(17,287)	(4.9)

	Shares	Value	% of Basket Value

United States (continued)
York Water Co.	(422)	$(19,986)	(5.7	) %
Zogenix, Inc.	(1,024)	(51,579)	(14.7)
Zscaler, Inc.	(1,036)	(58,109)	(16.6)
Zuora, Inc., Class A	(1,381)	(20,370)	(5.8)

		(36,606,629)

Total Reference Entity — Short		(76,398,996)

Net Value of Reference Entity — Bank of America, N.A.		$349,730

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank A.G. as of January 31, 2020 termination dates 02/17/23 — 02/20/23

	Shares	Value	% of Basket Value

Reference Entity — Long

Germany
Solarworld AG	10	$1	0.0%

Japan
Lintec Corp.	9,200	198,872	174.6

Total Reference Entity — Long		198,873

Reference Entity — Short

Japan
Toho Gas Co. Ltd.	(2,200)	(84,991)	(74.6)

Total Reference Entity — Short		(84,991)

Net Value of Reference Entity — Deutsche Bank A.G.		$113,882

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of January 31, 2020 termination dates 06/17/20 — 06/19/20

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Aristocrat Leisure Ltd.	64,560	$1,539,702	573.5%
Brambles Ltd.	26,349	220,078	82.0
Carsales.com Ltd.	48,830	555,806	207.0
Cochlear Ltd.	3,075	489,744	182.4
Crown Resorts Ltd.	37,974	295,198	109.9
Evolution Mining Ltd.	14,411	36,371	13.5
IDP Education Ltd.	141,696	1,649,542	614.4
Magellan Financial Group Ltd.	4,810	211,829	78.9
Medibank Pvt Ltd.	21,473	44,121	16.4
Oil Search Ltd.	15,385	73,535	27.4
Qantas Airways Ltd.	54,563	231,336	86.2
REA Group Ltd.	1,947	147,320	54.9
Scentre Group	30,770	78,951	29.4
Spark Infrastructure Group	11,362	16,632	6.2
Sydney Airport	99,239	551,978	205.6
Tabcorp Holdings Ltd.	873	2,717	1.0
Treasury Wine Estates Ltd.	375,334	3,223,952	1,200.8

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Australia (continued)
WiseTech Global Ltd.	17,534	$286,521	106.7%
Worley Ltd.	1,400	14,282	5.3

		9,669,615

Belgium
Barco NV	375	93,243	34.7
Solvay SA	1,589	164,685	61.4

		257,928

Canada
CCL Industries, Inc., Class B	25,548	1,077,402	401.3
CGI, Inc.	12,001	918,892	342.3
Descartes Systems Group, Inc.	2,484	111,361	41.5
FirstService Corp.	1,925	189,402	70.5
MEG Energy Corp.	7,886	40,282	15.0
Nutrien Ltd.	2,871	122,550	45.6
Restaurant Brands International, Inc.	19,619	1,196,946	445.8
Ritchie Bros Auctioneers, Inc.	12,656	534,298	199.0
Teck Resources Ltd., Class B	25,730	332,464	123.8
TFI International, Inc.	11,912	381,465	142.1
Wheaton Precious Metals Corp.	61,603	1,813,551	675.5

		6,718,613

Denmark
Carlsberg A/S, Class B	2,690	392,831	146.3
Coloplast A/S, Class B	2,820	355,549	132.4
DSV PANALPINA A/S	3,159	342,969	127.8
H Lundbeck A/S	9,701	412,218	153.6
Royal Unibrew A/S	274	26,115	9.7
SimCorp A/S	3,447	382,123	142.3

		1,911,805

Finland
Fortum OYJ	17,515	423,861	157.9
Huhtamaki OYJ	2,285	101,558	37.8
TietoEVRY OYJ	3,373	110,279	41.1
Valmet OYJ	19,288	417,233	155.4

		1,052,931

France
Arkema SA	2,121	194,346	72.4
Bureau Veritas SA	5,794	159,652	59.5
EssilorLuxottica SA	1,679	248,590	92.6
Rexel SA	200,944	2,403,711	895.3
SCOR SE	1,188	50,634	18.8
Unibail-Rodamco-Westfield	5,395	733,555	273.2

		3,790,488

Germany
Allianz SE, Registered Shares	96	22,919	8.5
alstria office REIT-AG	3,046	60,430	22.5
BASF SE	1,096	73,976	27.5
Carl Zeiss Meditec AG, Bearer Shares	10,058	1,227,980	457.4
CompuGroup Medical SE	21,580	1,424,031	530.4
DWS Group GmbH & Co. KGaA	5,508	218,817	81.5
Fielmann AG	5,866	466,545	173.8
MTU Aero Engines AG	91	27,561	10.3
Puma SE	3,487	279,214	104.0
Rational AG	1,029	771,676	287.4
Stroeer SE & Co. KGaA	24,361	1,933,591	720.2
TAG Immobilien AG	8,320	219,280	81.7

		6,726,020

Hong Kong
Champion REIT	27,000	16,202	6.1
Hongkong Land Holdings Ltd.	3,500	18,578	6.9

	Shares	Value	% of Basket Value

Hong Kong (continued)
Hysan Development Co. Ltd.	33,000	$123,188	45.9%
NWS Holdings Ltd.	80,000	102,796	38.3
Sino Land Co. Ltd.	136,000	185,346	69.0
Swire Pacific Ltd., Class A	113,500	996,618	371.2
Swire Properties Ltd.	71,200	221,033	82.3

		1,663,761

Ireland
AIB Group PLC	189,279	554,936	206.7

Israel
Alony Hetz Properties & Investments Ltd.	883	14,592	5.4

Italy
Amplifon SpA	2,028	57,665	21.5

Japan
Advantest Corp.	4,800	250,420	93.3
Aica Kogyo Co. Ltd.	1,100	34,338	12.8
Aisin Seiki Co. Ltd.	1,100	36,619	13.6
Amada Holdings Co. Ltd.	28,200	293,699	109.4
Benesse Holdings, Inc.	500	13,735	5.1
Citizen Watch Co. Ltd.	264,900	1,280,640	477.0
Dai-ichi Life Holdings, Inc.	17,300	256,753	95.6
Daicel Corp.	5,700	53,958	20.1
Daito Trust Construction Co. Ltd.	200	23,559	8.8
Denka Co. Ltd.	25,900	699,676	260.6
DIC Corp.	34,700	909,653	338.8
Dip Corp.	14,000	445,666	166.0
Electric Power Development Co. Ltd.	51,500	1,161,390	432.6
Fuji Media Holdings, Inc.	74,500	1,012,946	377.3
Fuji Seal International, Inc.	10,300	215,717	80.3
Fujikura Ltd.	3,400	12,462	4.6
GLP J-REIT	17	22,835	8.5
H2O Retailing Corp.	11,100	100,618	37.5
Hoshizaki Corp.	200	18,398	6.9
Idemitsu Kosan Co. Ltd.	800	19,967	7.4
Inpex Corp.	31,000	289,359	107.8
Invincible Investment Corp.	36	18,187	6.8
Isetan Mitsukoshi Holdings Ltd.	38,500	300,573	112.0
Isuzu Motors Ltd.	9,600	94,056	35.0
Izumi Co. Ltd.	26,600	838,416	312.3
Japan Airlines Co. Ltd.	13,700	385,387	143.5
JFE Holdings, Inc.	51,700	612,225	228.0
JXTG Holdings, Inc.	434,300	1,847,154	688.0
Kaneka Corp.	58,400	1,790,488	666.9
Kansai Electric Power Co., Inc.	24,600	276,081	102.8
Kawasaki Heavy Industries Ltd.	2,000	39,430	14.7
Kobe Steel Ltd.	245,000	1,118,793	416.7
Konica Minolta, Inc.	28,000	170,915	63.7
Kose Corp.	400	51,504	19.2
Kyushu Electric Power Co., Inc.	11,500	94,700	35.3
Lintec Corp.	70,600	1,526,127	568.4
Maruha Nichiro Corp.	14,700	351,545	130.9
Maruichi Steel Tube Ltd.	3,900	108,214	40.3
Mitsubishi Gas Chemical Co., Inc.	1,300	19,682	7.3
Mitsubishi Materials Corp.	700	17,605	6.6
Mitsui Chemicals, Inc.	27,000	592,953	220.9
Nichirei Corp.	600	14,505	5.4
Nifco, Inc.	2,800	73,375	27.3
Nikon Corp.	10,100	121,957	45.4
Nintendo Co. Ltd.	900	331,070	123.3
Nippon Electric Glass Co. Ltd.	74,500	1,439,195	536.0
Nippon Paint Holdings Co. Ltd.	4,300	205,545	76.6

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Nippon Shokubai Co. Ltd.	13,800	$809,110	301.4%
Nippon Television Holdings, Inc.	14,900	201,307	75.0
Oji Holdings Corp.	196,700	999,353	372.2
Outsourcing, Inc.	1,400	12,673	4.7
Pigeon Corp.	8,300	292,925	109.1
Pola Orbis Holdings, Inc.	66,100	1,432,039	533.4
Sanwa Holdings Corp.	54,000	568,030	211.6
Seria Co. Ltd.	2,900	79,806	29.7
Shimadzu Corp.	900	25,258	9.4
SKY Perfect JSAT Holdings, Inc.	30,700	132,059	49.2
Sumitomo Heavy Industries Ltd.	1,300	34,056	12.7
Sumitomo Rubber Industries Ltd.	15,300	168,106	62.6
T&D Holdings, Inc.	55,300	589,459	219.5
Taiheiyo Cement Corp.	700	18,840	7.0
Taisho Pharmaceutical Holdings Co. Ltd.	15,600	1,102,077	410.5
Takeda Pharmaceutical Co. Ltd.	46,300	1,778,077	662.3
Tohoku Electric Power Co., Inc.	51,300	480,836	179.1
Ube Industries Ltd.	21,300	427,513	159.2
Welcia Holdings Co. Ltd.	500	27,457	10.2
Yakult Honsha Co. Ltd.	4,400	221,299	82.4
Yamato Holdings Co. Ltd.	58,500	936,776	348.9
Yamato Kogyo Co. Ltd.	8,800	213,196	79.4

		30,142,342

Netherlands
ASM International NV	14,526	1,765,293	657.5
ASML Holding NV	1,249	350,516	130.6
NN Group NV	62,187	2,158,418	803.9

		4,274,227

Norway
TGS Nopec Geophysical Co. ASA	823	20,919	7.8
Tomra Systems ASA	23,970	705,553	262.8

		726,472

Singapore
Singapore Telecommunications Ltd.	228,000	548,627	204.3

Spain
Acerinox SA	56,786	552,850	205.9
ACS Actividades de Construccion y Servicios SA	9,120	303,213	112.9

		856,063

Sweden
Evolution Gaming Group AB	1,743	53,827	20.1
Fabege AB	6,725	115,278	42.9
Volvo AB, Class B	17,186	293,773	109.4

		462,878

Switzerland
Dufry AG, Registered Shares	2,705	234,495	87.3
Logitech International SA, Registered Shares	13,628	610,499	227.4
PSP Swiss Property AG, Registered Shares	5,234	791,417	294.8
Sika AG, Registered Shares	3,293	592,165	220.5
VAT Group AG	149	22,491	8.4

		2,251,067

United Kingdom
AstraZeneca PLC	169	16,533	6.2
Auto Trader Group PLC	9,765	72,054	26.8
boohoo Group PLC	116,302	464,263	172.9
Bunzl PLC	6,305	163,301	60.8
Dialog Semiconductor PLC	2,738	120,272	44.8
Dunelm Group PLC	7,680	117,672	43.8
Hargreaves Lansdown PLC	9,294	210,969	78.6
Informa PLC	8,555	87,389	32.5

	Shares	Value	% of Basket Value

United Kingdom (continued)
John Wood Group PLC	144,641	$715,958	266.7%
Meggitt PLC	2,568	22,845	8.5
Micro Focus International PLC	1,671	22,441	8.4
Moneysupermarket.com Group PLC	205,079	880,312	327.9
Pearson PLC	98,677	736,518	274.3
RELX PLC	30,528	809,963	301.7
Rightmove PLC	66,143	573,231	213.5
Rotork PLC	25,272	101,263	37.7
Spirax-Sarco Engineering PLC	5,924	695,921	259.2
Vistry Group PLC	1,323	24,109	9.0

		5,835,014

United States
Elastic NV	3,639	236,098	87.9
Etsy, Inc.	1,590	77,608	28.9
Green Dot Corp., Class A	1,257	37,811	14.1
Hill-Rom Holdings, Inc.	1,491	158,777	59.1
HubSpot, Inc.	1,911	345,776	128.8
James Hardie Industries PLC	57,483	1,208,623	450.2
Mettler-Toledo International, Inc.	171	129,478	48.2
New Relic, Inc.	1,993	131,558	49.0
Paylocity Holding Corp.	848	120,323	44.8
Ryder System, Inc.	2,465	117,630	43.8
ServiceMaster Global Holdings, Inc.	369	13,302	5.0
Snap-on, Inc.	150	23,945	8.9
TriNet Group, Inc.	241	13,751	5.1

		2,614,680

Total Reference Entity — Long		80,129,724

Reference Entity — Short

Australia
Afterpay Ltd.	(21,234)	(530,254)	(197.5)
Alumina, Ltd.	(82,347)	(118,600)	(44.2)
CSR Ltd.	(53,099)	(170,225)	(63.4)
Iluka Resources Ltd.	(16,698)	(106,802)	(39.8)
Incitec Pivot Ltd.	(121,049)	(262,827)	(97.9)
Mineral Resources Ltd.	(88,401)	(993,890)	(370.2)
NEXTDC Ltd.	(141,923)	(709,861)	(264.4)
Nufarm Ltd.	(72,681)	(265,098)	(98.7)
OZ Minerals Ltd.	(188,432)	(1,258,638)	(468.8)
Qube Holdings Ltd.	(130,183)	(296,741)	(110.5)
Saracen Mineral Holdings Ltd.	(18,444)	(49,712)	(18.5)
St Barbara Ltd.	(113,391)	(211,369)	(78.7)
TPG Telecom Ltd.	(59,164)	(294,133)	(109.6)
Westpac Banking Corp.	(12,224)	(204,281)	(76.1)

		(5,472,431)

Austria
S&T AG	(3,524)	(94,603)	(35.2)
Verbund AG	(3,530)	(186,821)	(69.6)

		(281,424)

Belgium
Proximus SADP	(72,402)	(2,062,884)	(768.3)

Canada
Allied Properties Real Estate Investment Trust	(345)	(14,395)	(5.4)
Bombardier, Inc., Class B	(606,508)	(563,703)	(210.0)
CAE, Inc.	(3,163)	(93,810)	(34.9)
Canadian National Railway Co.	(3,554)	(332,117)	(123.7)
Empire Co. Ltd., Class A	(65,271)	(1,514,145)	(564.0)
George Weston Ltd.	(2,361)	(190,268)	(70.9)
iA Financial Corp., Inc.	(2,181)	(120,026)	(44.7)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Canada (continued)
Inter Pipeline Ltd.	(1,798)	$(29,958)	(11.2	) %
Linamar Corp.	(394)	(12,981)	(4.8)
Lundin Mining Corp.	(6,606)	(34,642)	(12.9)
Metro, Inc.	(25,895)	(1,055,641)	(393.2)
Norbord, Inc.	(3,286)	(96,514)	(35.9)
SNC-Lavalin Group, Inc.	(51,679)	(1,188,687)	(442.7)
Stars Group, Inc.	(893)	(21,309)	(7.9)

		(5,268,196)

China
Minth Group Ltd.	(8,000)	(24,470)	(9.1)

Denmark
Ambu A/S, Class B	(3,031)	(55,323)	(20.6)
Danske Bank A/S	(27,205)	(454,141)	(169.1)
Pandora A/S	(9,888)	(512,751)	(191.0)

		(1,022,215)

Finland
Konecranes OYJ	(8,704)	(262,364)	(97.7)
Nokia OYJ	(67,548)	(262,944)	(97.9)
Outokumpu OYJ	(23,973)	(82,350)	(30.7)
Wartsila OYJ Abp	(1,342)	(16,484)	(6.2)

		(624,142)

France
Air France-KLM	(28,226)	(261,489)	(97.4)
Alstom SA	(2,108)	(111,725)	(41.6)
Atos SE	(588)	(48,762)	(18.2)
Bollore SA	(55,327)	(224,810)	(83.7)
Carrefour SA	(3,724)	(63,016)	(23.5)
CGG SA	(118,990)	(334,353)	(124.5)
Electricite de France SA	(6,119)	(75,541)	(28.1)
Eurazeo SE	(9,531)	(682,117)	(254.1)
Thales SA	(10,148)	(1,113,551)	(414.8)

		(2,915,364)

Germany
Deutsche Lufthansa AG	(6,808)	(103,711)	(38.6)
E.ON SE	(21,004)	(237,996)	(88.7)
Evotec AG	(7,089)	(189,983)	(70.8)
Infineon Technologies AG	(33,561)	(720,989)	(268.5)
Knorr-Bremse AG	(5,538)	(605,040)	(225.4)
Porsche Automobil Holding SE	(12,074)	(814,161)	(303.2)
RWE AG	(27,110)	(939,827)	(350.1)
Siltronic AG	(4,999)	(535,479)	(199.4)
Symrise AG	(957)	(98,336)	(36.6)
TeamViewer AG	(3,790)	(134,977)	(50.3)

		(4,380,499)

Ireland
Glanbia PLC	(5,873)	(68,587)	(25.5)

Italy
Atlantia SpA	(5,012)	(122,985)	(45.8)
Banco BPM SpA	(21,218)	(43,383)	(16.2)
Eni SpA	(19,104)	(267,601)	(99.7)
Freni Brembo SpA	(135,538)	(1,550,258)	(577.4)
Juventus Football Club SpA	(1,620,488)	(2,041,871)	(760.5)

		(4,026,098)

Japan
ANA Holdings, Inc.	(12,300)	(384,181)	(143.1)
Ariake Japan Co., Ltd.	(3,000)	(205,045)	(76.4)
Asics Corp.	(13,700)	(200,148)	(74.5)
Bank of Kyoto Ltd.	(19,400)	(775,335)	(288.8)

	Shares	Value	% of Basket Value

Japan (continued)
Canon Marketing Japan, Inc.	(6,600)	$(157,310)	(58.6	) %
Chugoku Bank Ltd.	(67,600)	(640,801)	(238.7)
Coca-Cola West Co., Ltd.	(600)	(15,793)	(5.9)
COLOPL, Inc.	(16,800)	(175,977)	(65.5)
Credit Saison Co. Ltd.	(900)	(14,437)	(5.4)
Dai Nippon Printing Co., Ltd.	(1,800)	(49,634)	(18.5)
Fujitsu General, Ltd.	(8,100)	(181,087)	(67.4)
Fujitsu Ltd.	(15,600)	(1,649,430)	(614.3)
GMO Payment Gateway, Inc.	(7,500)	(482,275)	(179.6)
Hachijuni Bank Ltd.	(382,500)	(1,460,971)	(544.1)
Harmonic Drive Systems, Inc.	(9,900)	(440,514)	(164.1)
Haseko Corp.	(8,500)	(110,823)	(41.3)
Heiwa Corp.	(1,200)	(24,803)	(9.2)
Hikari Tsushin, Inc.	(1,200)	(294,965)	(109.9)
Hitachi Capital Corp.	(4,400)	(119,098)	(44.4)
Hitachi Construction Machinery Co., Ltd.	(2,900)	(77,714)	(28.9)
Hitachi High-Technologies Corp.	(4,300)	(307,450)	(114.5)
Hitachi Metals Ltd.	(58,800)	(903,721)	(336.6)
Ibiden Co. Ltd.	(10,500)	(241,858)	(90.1)
Ichigo, Inc.	(58,200)	(218,369)	(81.3)
Iida Group Holdings Co., Ltd.	(3,500)	(58,988)	(22.0)
Ito En Ltd.	(400)	(19,424)	(7.2)
ITOCHU Corp.	(14,000)	(327,054)	(121.8)
Itochu Techno-Solutions Corp.	(2,500)	(73,622)	(27.4)
Iyo Bank Ltd.	(234,700)	(1,211,198)	(451.1)
Japan Exchange Group, Inc.	(4,000)	(71,686)	(26.7)
Japan Real Estate Investment Corp.	(29)	(211,767)	(78.9)
Justsystems Corp.	(15,000)	(816,410)	(304.1)
Kansai Mirai Financial Group, Inc.	(29,600)	(170,755)	(63.6)
Kawasaki Kisen Kaisha Ltd.	(45,300)	(597,324)	(222.5)
Keihan Holdings Co. Ltd.	(17,300)	(782,324)	(291.4)
Keikyu Corp.	(30,800)	(566,964)	(211.2)
Keio Corp.	(3,200)	(183,040)	(68.2)
Keisei Electric Railway Co. Ltd.	(4,800)	(173,650)	(64.7)
Kintetsu Group Holdings Co. Ltd.	(5,100)	(268,787)	(100.1)
Koei Tecmo Holdings Co. Ltd.	(32,100)	(842,798)	(313.9)
Kubota Corp.	(11,200)	(175,387)	(65.3)
Kyowa Kirin Co. Ltd.	(2,300)	(54,071)	(20.1)
Kyushu Financial Group, Inc.	(70,500)	(294,356)	(109.6)
Kyushu Railway Co.	(28,300)	(925,957)	(344.9)
LINE Corp.	(2,800)	(137,972)	(51.4)
Maeda Road Construction Co. Ltd.	(31,800)	(1,074,839)	(400.3)
Makita Corp.	(1,100)	(42,074)	(15.7)
Marui Group Co., Ltd.	(7,600)	(175,772)	(65.5)
Mercari, Inc.	(28,500)	(496,332)	(184.9)
Minebea Mitsumi, Inc.	(4,200)	(81,589)	(30.4)
Mitsubishi Shokuhin Co. Ltd.	(600)	(17,328)	(6.5)
Mitsubishi Tanabe Pharma Corp.	(2,300)	(42,106)	(15.7)
Miura Co. Ltd.	(700)	(24,247)	(9.0)
Nagoya Railroad Co. Ltd.	(1,800)	(52,809)	(19.7)
NGK Insulators Ltd.	(55,000)	(922,167)	(343.5)
NH Foods Ltd.	(500)	(21,949)	(8.2)
Nippon Building Fund, Inc.	(124)	(1,004,487)	(374.1)
Nomura Holdings, Inc.	(37,400)	(191,466)	(71.3)
Obayashi Corp.	(2,500)	(27,417)	(10.2)
Odakyu Electric Railway Co. Ltd.	(3,400)	(75,417)	(28.1)
Orient Corp.	(121,700)	(187,015)	(69.7)
Oriental Land Co. Ltd.	(1,800)	(234,423)	(87.3)
Sanrio Co. Ltd.	(10,500)	(207,166)	(77.2)
Sawai Pharmaceutical Co. Ltd.	(1,300)	(84,481)	(31.5)
Shiga Bank Ltd.	(40,300)	(967,459)	(360.3)
Shimizu Corp.	(2,800)	(28,719)	(10.7)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Shinsei Bank Ltd.	(3,000)	$(45,934)	(17.1	) %
Shochiku Co. Ltd.	(7,900)	(1,069,564)	(398.4)
Softbank Corp.	(8,000)	(109,753)	(40.9)
SoftBank Group Corp.	(1,600)	(64,599)	(24.1)
Sony Corp.	(9,200)	(643,327)	(239.6)
Sony Financial Holdings, Inc.	(39,000)	(897,942)	(334.4)
Sumco Corp.	(26,200)	(400,633)	(149.2)
Suzuki Motor Corp.	(9,500)	(434,680)	(161.9)
Taiyo Yuden Co. Ltd.	(75,600)	(2,179,919)	(811.9)
Tobu Railway Co. Ltd.	(21,500)	(757,379)	(282.1)
Toho Gas Co. Ltd.	(21,900)	(846,041)	(315.1)
Tokai Carbon Co. Ltd.	(45,900)	(414,834)	(154.5)
Tokyo Century Corp.	(11,600)	(590,086)	(219.8)
Tokyo Tatemono Co. Ltd.	(8,500)	(137,338)	(51.1)
Toppan Printing Co., Ltd.	(20,400)	(406,573)	(151.4)
TOTO Ltd.	(5,800)	(235,680)	(87.8)
Toyota Motor Corp.	(15,300)	(1,063,773)	(396.2)
Workman Co. Ltd.	(6,900)	(556,030)	(207.1)
Yoshinoya Holdings Co. Ltd.	(12,400)	(280,411)	(104.4)

		(34,189,031)

Luxembourg
Tenaris SA	(23,290)	(240,692)	(89.6)

Netherlands
Boskalis Westminster	(69,115)	(1,616,539)	(602.1)
EXOR NV	(409)	(30,138)	(11.2)
Heineken NV	(461)	(50,160)	(18.7)
OCI NV	(49,958)	(860,593)	(320.5)
SBM Offshore NV	(13,635)	(234,571)	(87.4)

		(2,792,001)

New Zealand
a2 Milk Co. Ltd.	(40,126)	(383,995)	(143.0)
a2 Milk Co. Ltd.	(1,656)	(15,867)	(5.9)
Fletcher Building Ltd.	(11,238)	(40,111)	(15.0)

		(439,973)

Singapore
CapitaLand Commercial Trust	(20,400)	(30,702)	(11.4)
Mapletree Industrial Trust	(18,100)	(36,789)	(13.7)
Mapletree Logistics Trust	(1,222,600)	(1,648,530)	(614.0)
Sembcorp Marine Ltd.	(1,187,919)	(999,415)	(372.3)
Singapore Airlines Ltd.	(43,700)	(272,427)	(101.5)

		(2,987,863)

Spain
Gamesa Corp. Tecnologica SA	(14,774)	(235,477)	(87.7)
Viscofan SA	(1,142)	(60,793)	(22.6)

		(296,270)

Sweden
Epiroc AB	(4,503)	(50,892)	(18.9)
Getinge AB, Class B	(6,780)	(115,465)	(43.0)
Indutrade AB	(5,165)	(186,031)	(69.3)
Skandinaviska Enskilda Banken AB, Class A	(26,448)	(261,357)	(97.3)
Svenska Cellulosa AB SCA, Class B	(18,237)	(182,464)	(68.0)
Telia Co. AB	(116,691)	(499,023)	(185.9)

		(1,295,232)

Switzerland
Alcon, Inc.	(6,214)	(367,109)	(136.7)
Baloise Holding AG	(1,264)	(228,378)	(85.1)
Credit Suisse Group AG, Registered Shares	(29,138)	(368,448)	(137.2)
Georg Fischer AG, Registered Shares	(819)	(803,174)	(299.2)
Lonza Group AG, Registered Shares	(1,090)	(447,652)	(166.7)

	Shares	Value	% of Basket Value

Switzerland (continued)
Sonova Holding AG	(311)	$(77,990)	(29.0	) %
Stadler Rail AG	(24,199)	(1,155,683)	(430.4)
Swatch Group AG, Registered Shares	(529)	(25,716)	(9.6)
Swisscom AG	(473)	(259,518)	(96.7)

		(3,733,668)

United Kingdom
3i Group PLC	(4,381)	(63,729)	(23.7)
Associated British Foods PLC	(7,737)	(267,806)	(99.8)
Burberry Group PLC	(16,650)	(426,913)	(159.0)
Capital & Counties Properties PLC	(16,856)	(54,090)	(20.2)
Carnival PLC	(13,044)	(532,739)	(198.4)
Legal & General Group PLC	(31,580)	(127,012)	(47.3)
Melrose Industries PLC	(4,630)	(14,189)	(5.3)
National Grid PLC	(22,596)	(300,226)	(111.8)
Ocado Group PLC	(4,342)	(70,009)	(26.1)
Quilter PLC	(567,227)	(1,270,172)	(473.1)
Renishaw PLC	(5,184)	(271,391)	(101.1)
Tesco PLC	(75,851)	(246,707)	(91.9)
Travis Perkins PLC	(37,767)	(771,465)	(287.3)
Victrex PLC	(15,272)	(445,647)	(166.0)
Weir Group PLC	(74,970)	(1,330,437)	(495.5)
Whitbread PLC	(799)	(47,100)	(17.5)

		(6,239,632)

United States
Chewy, Inc., Class A	(9,127)	(241,957)	(90.1)
Reliance Worldwide Corp. Ltd.	(87,884)	(261,447)	(97.4)
Slack Technologies, Inc., Class A	(46,778)	(969,708)	(361.2)
Ubiquiti, Inc.	(168)	(27,454)	(10.2)

		(1,500,566)

Total Reference Entity — Short		(79,861,238)

Net Value of Reference Entity — UBS AG		$268,486

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of January 31, 2020 termination dates 04/22/20 — 03/01/23

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Ansell Ltd.	16,918	$357,600	30.4%
Aristocrat Leisure Ltd.	314,372	7,497,511	638.3
Brambles Ltd.	43,372	362,261	30.8
Carsales.com Ltd.	17,443	198,545	16.9
Cochlear Ltd.	4,279	681,500	58.0
Computershare Ltd.	12,680	149,726	12.8
Domino’s Pizza Enterprises Ltd.	22,850	830,684	70.7
IDP Education Ltd.	67,282	783,258	66.7
Magellan Financial Group Ltd.	21,217	934,382	79.6
Orora Ltd.	8,337	17,798	1.5
REA Group Ltd.	3,417	258,547	22.0
Scentre Group	182,509	468,287	39.9
Sydney Airport	53,461	297,356	25.3
Tabcorp Holdings Ltd.	73,573	229,013	19.5
Treasury Wine Estates Ltd.	206,739	1,775,796	151.2
WiseTech Global Ltd.	3,596	58,762	5.0

		14,901,026

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Belgium
Barco NV	568	$141,233	12.0%
Groupe Bruxelles Lambert SA	20,076	2,017,510	171.8
Solvay SA	20,486	2,123,175	180.8

		4,281,918

Canada
CCL Industries, Inc., Class B	3,237	136,510	11.6
CGI, Inc.	890	68,145	5.8
Cogeco Communications, Inc.	902	70,816	6.0
First Majestic Silver Corp.	6,840	68,948	5.9
FirstService Corp.	1,730	170,216	14.5
Nutrien Ltd.	17,311	738,929	62.9
Restaurant Brands International, Inc.	25,918	1,581,245	134.6
Ritchie Bros Auctioneers, Inc.	5,283	223,032	19.0
Shopify, Inc., Class A	19,372	9,021,871	768.1
Teck Resources Ltd., Class B	23,662	305,743	26.0
TFI International, Inc.	8,654	277,132	23.6
Wheaton Precious Metals Corp.	6,438	189,530	16.1
Whitecap Resources, Inc.	4,323	15,745	1.4

		12,867,862

Denmark
Carlsberg A/S, Class B	2,729	398,526	33.9
Chr Hansen Holding A/S	53,308	3,967,328	337.7
Coloplast A/S, Class B	1,119	141,085	12.0
DSV PANALPINA A/S	8,611	934,885	79.6
H Lundbeck A/S	102,046	4,336,176	369.2
SimCorp A/S	3,008	333,457	28.4

		10,111,457

Finland
Fortum OYJ	36,234	876,859	74.6
Huhtamaki OYJ	1,395	62,001	5.3
Kone OYJ, Class B	83,558	5,398,952	459.6
TietoEVRY OYJ	3,263	106,683	9.1
UPM-Kymmene OYJ	119,763	3,773,543	321.3
Valmet OYJ	1,048	22,670	1.9

		10,240,708

France
EssilorLuxottica SA	17,804	2,636,033	224.4
Imerys SA	9,631	415,759	35.4
Pernod Ricard SA	56,153	9,722,153	827.7
Rexel SA	132,831	1,588,937	135.3
Unibail-Rodamco-Westfield	12,314	1,674,328	142.5

		16,037,210

Germany
adidas AG	6,449	2,038,619	173.6
Allianz SE, Registered Shares	6,096	1,455,380	123.9
alstria office REIT-AG	7,883	156,391	13.3
Carl Zeiss Meditec AG, Bearer Shares	9,260	1,130,553	96.3
CompuGroup Medical SE	7,921	522,694	44.5
CTS Eventim AG & Co. KGaA	19,022	1,182,860	100.7
Fielmann AG	775	61,639	5.2
MTU Aero Engines AG	87	26,349	2.2
Puma SE	5,193	415,818	35.4
Rational AG	457	342,717	29.2
Sartorius AG, Preference Shares	5,232	1,217,558	103.7
Stroeer SE & Co. KGaA	15,176	1,204,556	102.6
TAG Immobilien AG	56,073	1,477,843	125.8

		11,232,977

Hong Kong
Melco Resorts & Entertainment Ltd. — ADR	23,149	466,915	39.8

	Shares	Value	% of Basket Value

Hong Kong (continued)
NWS Holdings Ltd.	89,000	$114,361	9.7%
Sino Land Co. Ltd.	30,000	40,885	3.5
Swire Pacific Ltd., Class A	62,000	544,408	46.3
Techtronic Industries Co. Ltd.	101,000	805,889	68.6

		1,972,458

Ireland
AIB Group PLC	100,287	294,026	25.0
Bank of Ireland Group PLC	10,007	48,736	4.2
Cimpress PLC	150	17,945	1.5
UDG Healthcare PLC	30,070	297,431	25.3

		658,138

Israel
Alony Hetz Properties & Investments Ltd.	1,142	18,872	1.6

Italy
Ferrari NV	3,640	614,256	52.3

Japan
AGC, Inc.	37,700	1,270,804	108.2
Aica Kogyo Co. Ltd.	3,500	109,257	9.3
Amada Holdings Co. Ltd.	18,800	195,799	16.7
Benesse Holdings, Inc.	19,000	521,927	44.4
Citizen Watch Co. Ltd.	113,200	547,257	46.6
Dai-ichi Life Holdings, Inc.	170,100	2,524,486	214.9
Daicel Corp.	17,500	165,660	14.1
Daito Trust Construction Co. Ltd.	300	35,339	3.0
Denka Co. Ltd.	5,300	143,177	12.2
DIC Corp.	11,700	306,713	26.1
Electric Power Development Co. Ltd.	21,100	475,832	40.5
Fast Retailing Co. Ltd.	1,600	860,602	73.3
Fuji Media Holdings, Inc.	59,800	813,076	69.2
Fuji Seal International, Inc.	4,300	90,057	7.7
Glory Ltd.	11,400	325,166	27.7
GS Yuasa Corp.	6,200	122,329	10.4
H2O Retailing Corp.	9,400	85,208	7.3
Inpex Corp.	2,900	27,069	2.3
Isetan Mitsukoshi Holdings Ltd.	79,100	617,540	52.6
Isuzu Motors Ltd.	3,300	32,332	2.7
Izumi Co. Ltd.	14,000	441,272	37.6
JFE Holdings, Inc.	12,100	143,287	12.2
JTEKT Corp.	1,500	15,906	1.4
JXTG Holdings, Inc.	1,006,900	4,282,523	364.6
Kaneka Corp.	21,000	643,840	54.8
Kansai Electric Power Co., Inc.	70,400	790,087	67.3
Kobe Steel Ltd.	69,300	316,458	26.9
Konica Minolta, Inc.	47,200	288,114	24.5
Kose Corp.	900	115,885	9.9
Kyushu Electric Power Co., Inc.	5,100	41,997	3.6
Lintec Corp.	23,400	505,827	43.1
Maruha Nichiro Corp.	6,600	157,836	13.4
Maruichi Steel Tube Ltd.	800	22,198	1.9
Mitsubishi Gas Chemical Co., Inc.	89,100	1,348,969	114.8
Mitsubishi Motors Corp.	42,100	156,853	13.4
Mitsui Chemicals, Inc.	2,900	63,688	5.4
Nichirei Corp.	900	21,757	1.8
Nikon Corp.	10,800	130,410	11.1
Nintendo Co. Ltd.	200	73,571	6.3
Nippon Electric Glass Co. Ltd.	54,200	1,047,038	89.1
Nippon Paint Holdings Co. Ltd.	1,800	86,042	7.3
Nippon Shokubai Co. Ltd.	5,400	316,608	27.0
Nippon Television Holdings, Inc.	12,700	171,584	14.6
NTN Corp.	145,900	386,626	32.9

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Oji Holdings Corp.	126,300	$641,679	54.6%
Pigeon Corp.	8,300	292,925	24.9
Pola Orbis Holdings, Inc.	63,700	1,380,044	117.5
Sanwa Holdings Corp.	25,600	269,288	22.9
Seria Co. Ltd.	1,600	44,031	3.7
SKY Perfect JSAT Holdings, Inc.	5,700	24,519	2.1
Sumitomo Heavy Industries Ltd.	700	18,338	1.6
Sumitomo Rubber Industries Ltd.	13,300	146,131	12.4
Sundrug Co. Ltd.	5,300	179,607	15.3
T&D Holdings, Inc.	263,600	2,809,790	239.2
Taiheiyo Cement Corp.	4,000	107,659	9.2
Taisho Pharmaceutical Holdings Co. Ltd.	3,900	275,519	23.5
Takeda Pharmaceutical Co. Ltd.	146,000	5,606,894	477.3
Tohoku Electric Power Co., Inc.	7,000	65,611	5.6
Topcon Corp.	36,200	498,670	42.5
Ube Industries Ltd.	188,200	3,777,364	321.6
Yakult Honsha Co. Ltd.	1,300	65,384	5.6
Yamaha Motor Co. Ltd.	14,900	276,509	23.5
Yamato Holdings Co. Ltd.	34,000	544,451	46.3
Yamato Kogyo Co. Ltd.	2,900	70,258	6.0
Zenkoku Hosho Co. Ltd.	12,300	526,240	44.8

		38,458,917

Netherlands
ASM International NV	5,177	629,142	53.6
ASML Holding NV	210	58,934	5.0
NN Group NV	77,891	2,703,480	230.1

		3,391,556

Norway
Tomra Systems ASA	19,474	573,214	48.8

Singapore
Mapletree Commercial Trust	17,473	30,007	2.6

Spain
Acerinox SA	12,794	124,558	10.6
ACS Actividades de Construccion y Servicios SA	31,735	1,055,095	89.8

		1,179,653

Sweden
Evolution Gaming Group AB	660	20,382	1.7
Fabege AB	9,702	166,308	14.2
Volvo AB, Class B	147,450	2,520,471	214.6

		2,707,161

Switzerland
Logitech International SA, Registered Shares	41,452	1,856,941	158.1
PSP Swiss Property AG, Registered Shares	9,581	1,448,714	123.3
Sika AG, Registered Shares	6,542	1,176,418	100.2
Straumann Holding AG, Registered Shares	264	251,627	21.4
Sunrise Communications Group AG	48,441	4,000,431	340.6

		8,734,131

United Kingdom
AstraZeneca PLC	12,998	1,271,562	108.2
Avast PLC	27,219	152,756	13.0
boohoo Group PLC	168,518	672,702	57.3
Bovis Homes Group PLC	2,551	46,487	4.0
Centrica PLC	63,031	70,614	6.0
Dialog Semiconductor PLC	282	12,387	1.1
Dunelm Group PLC	6,547	100,313	8.5
Experian PLC	40,853	1,422,010	121.1
GlaxoSmithKline PLC	177,533	4,168,370	354.9
HomeServe PLC	56,479	956,122	81.4
ITV PLC	29,672	52,864	4.5

	Shares	Value	% of Basket Value

United Kingdom (continued)
JD Sports Fashion PLC	70,535	$762,780	64.9%
John Wood Group PLC	56,687	280,595	23.9
Moneysupermarket.com Group PLC	290,065	1,245,118	106.0
Pearson PLC	73,128	545,822	46.5
RELX PLC	85,057	2,256,717	192.1
Rightmove PLC	49,575	429,644	36.6
Rotork PLC	179,426	718,944	61.2
Spirax-Sarco Engineering PLC	4,199	493,277	42.0
Subsea 7 SA	195,567	2,090,807	178.0
TechnipFMC PLC	44,831	740,160	63.0
WM Morrison Supermarkets PLC	719,844	1,726,053	146.9

		20,216,104

United States
Adobe, Inc.	598	209,982	17.9
AGCO Corp.	15,783	1,107,020	94.2
Alcoa Corp.	70,507	983,573	83.7
Allegion PLC	45,244	5,850,954	498.1
Altria Group, Inc.	562	26,712	2.3
Amazon.com, Inc.	947	1,902,258	161.9
Amdocs Ltd.	2,040	146,778	12.5
AMN Healthcare Services, Inc.	11,082	746,705	63.6
ANSYS, Inc.	3,677	1,008,711	85.9
AO Smith Corp.	10,837	462,632	39.4
Apple Hospitality REIT, Inc.	94,555	1,420,216	120.9
Atlassian Corp. PLC, Class A	6,574	966,378	82.3
Avnet, Inc.	24,849	906,740	77.2
Baker Hughes Co.	66,855	1,448,079	123.3
Bank OZK	1,402	38,106	3.2
Bio-Techne Corp.	387	81,258	6.9
Boston Beer Co., Inc., Class A	62	22,096	1.9
Burlington Stores, Inc.	560	121,783	10.4
Cadence Design Systems, Inc.	23,115	1,666,823	141.9
Carlisle Cos., Inc.	1,474	230,283	19.6
CDW Corp.	7,231	943,284	80.3
Cinemark Holdings, Inc.	152,333	4,800,013	408.6
Cintas Corp.	2,273	634,099	54.0
CIT Group, Inc.	134,821	6,162,668	524.7
Clean Harbors, Inc.	294	24,173	2.1
Comerica, Inc.	16,186	989,936	84.3
Cornerstone OnDemand, Inc.	7,631	448,703	38.2
Coupa Software, Inc.	603	97,173	8.3
Crimson Wine Group Ltd.	1	7	0.0
Cullen/Frost Bankers, Inc.	1,122	100,038	8.5
Devon Energy Corp.	19,376	420,847	35.8
DexCom, Inc.	8,081	1,945,501	165.6
Domino’s Pizza, Inc.	1,278	360,077	30.7
Dropbox, Inc., Class A	7,403	125,999	10.7
Dunkin’ Brands Group, Inc.	27,268	2,129,358	181.3
East West Bancorp, Inc.	57,393	2,630,895	224.0
Eastman Chemical Co.	11,340	808,202	68.8
Edwards Lifesciences Corp.	23,480	5,162,313	439.5
Expeditors International of Washington, Inc.	1,985	144,984	12.3
FactSet Research Systems, Inc.	4,915	1,406,231	119.7
Fair Isaac Corp.	671	269,997	23.0
First Horizon National Corp.	227,902	3,646,432	310.4
FirstCash, Inc.	7,472	649,840	55.3
Fiserv, Inc.	19,009	2,254,657	192.0
Five9, Inc.	379	27,186	2.3
Fluor Corp.	55,534	993,503	84.6
FNB Corp.	23,963	279,648	23.8
Fortinet, Inc.	8,637	996,364	84.8
Globe Life, Inc.	6,182	644,535	54.9

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Globus Medical, Inc., Class A	3,182	$166,355	14.2%
Goodyear Tire & Rubber Co.	89,158	1,170,645	99.7
HCA Healthcare, Inc.	4,795	665,546	56.7
HEICO Corp.	34,609	4,237,180	360.7
Hill-Rom Holdings, Inc.	21,138	2,250,986	191.6
Hubbell, Inc.	3,379	483,974	41.2
IDEX Corp.	131	21,464	1.8
IHS Markit Ltd.	58,569	4,618,751	393.2
Insulet Corp.	1,456	282,522	24.1
Interpublic Group of Cos., Inc.	110,470	2,507,669	213.5
Intuit, Inc.	2,027	568,330	48.4
Invesco Ltd.	59,474	1,028,900	87.6
Investors Bancorp, Inc.	10,532	127,279	10.8
Jack Henry & Associates, Inc.	2,556	382,224	32.5
James Hardie Industries PLC	65,995	1,387,594	118.1
Johnson & Johnson	18,080	2,691,570	229.1
KLA Corp.	7,799	1,292,606	110.0
Kohl’s Corp.	1,057	45,187	3.8
Lam Research Corp.	2,889	861,529	73.3
Lamb Weston Holdings, Inc.	26,032	2,376,982	202.4
Legg Mason, Inc.	6,544	256,198	21.8
Liberty Latin America Ltd., Class A	2	33	0.0
Lululemon Athletica, Inc.	430	102,938	8.8
Macquarie Infrastructure Corp.	395	17,423	1.5
Macy’s, Inc.	50,569	806,576	68.7
Manhattan Associates, Inc.	17,685	1,511,360	128.7
Masco Corp.	9,362	444,882	37.9
Match Group, Inc.	2,704	211,507	18.0
Microsoft Corp.	59,417	10,114,556	861.1
Molson Coors Brewing Co., Class B	16,406	911,845	77.6
Moody’s Corp.	601	154,331	13.1
Mosaic Co.	24,372	483,540	41.2
Motorola Solutions, Inc.	8,018	1,419,186	120.8
MSC Industrial Direct Co., Inc., Class A	34,010	2,315,061	197.1
NuVasive, Inc.	679	52,364	4.5
Omnicom Group, Inc.	86,944	6,547,753	557.4
PacWest Bancorp	159,308	5,583,745	475.4
Park Hotels & Resorts, Inc.	198,602	4,357,328	371.0
Paychex, Inc.	170	14,581	1.2
Paycom Software, Inc.	683	217,303	18.5
Paylocity Holding Corp.	28,635	4,063,020	345.9
Pebblebrook Hotel Trust	903	21,419	1.8
Pool Corp.	4,238	929,393	79.1
PPG Industries, Inc.	4,467	535,325	45.6
Prudential Financial, Inc.	18,965	1,726,953	147.0
Q2 Holdings, Inc.	6,844	596,728	50.8
Qualys, Inc.	651	55,817	4.8
Qurate Retail, Inc., Series A	7,365	62,823	5.3
Regal-Beloit Corp.	8,898	698,137	59.4
Regions Financial Corp.	9,183	142,979	12.2
Ross Stores, Inc.	1,272	142,706	12.1
Ryder System, Inc.	1,428	68,144	5.8
S&P Global, Inc.	27,745	8,149,539	693.8
salesforce.com, Inc.	24,854	4,531,133	385.8
ServiceNow, Inc.	15,829	5,353,843	455.8
Sherwin-Williams Co.	7,918	4,410,247	375.5
Sirius XM Holdings, Inc.	756,665	5,349,622	455.4
SiteOne Landscape Supply, Inc.	2,269	219,072	18.7
Starbucks Corp.	4,091	347,040	29.5
Strategic Education, Inc.	129	20,935	1.8
Sunstone Hotel Investors, Inc.	834	10,575	0.9
Telephone & Data Systems, Inc.	36,195	820,903	69.9

	Shares	Value	% of Basket Value

United States (continued)
Tempur Sealy International, Inc.	1,778	$162,900	13.9%
Teradata Corp.	2,216	53,937	4.6
TopBuild Corp.	774	88,631	7.5
TransUnion	30,743	2,819,133	240.0
TripAdvisor, Inc.	41,961	1,146,375	97.6
Unum Group	83,440	2,227,014	189.6
Visa, Inc., Class A	51,360	10,219,099	870.0
West Pharmaceutical Services, Inc.	840	130,998	11.2
Wolverine World Wide, Inc.	1,955	61,719	5.3
Woodward, Inc.	3,191	371,145	31.6
Xylem, Inc.	14,851	1,212,733	103.2
Zendesk, Inc.	1,517	131,069	11.2
Zoetis, Inc.	30,889	4,145,613	352.9
Zynga, Inc., Class A	34,065	205,071	17.5

		182,365,343

Total Reference Entity — Long		340,592,968

Reference Entity — Short

Australia
Afterpay Ltd.	(35,211)	(879,287)	(74.9)
Alumina, Ltd.	(191,456)	(275,742)	(23.5)
Australia & New Zealand Banking Group, Ltd.	(142,941)	(2,433,194)	(207.2)
Caltex Australia Ltd.	(1,901)	(43,350)	(3.7)
CSR Ltd.	(61,337)	(196,635)	(16.7)
Iluka Resources Ltd.	(2,755)	(17,621)	(1.5)
Incitec Pivot Ltd.	(389,988)	(846,760)	(72.1)
Mineral Resources Ltd.	(39,101)	(439,611)	(37.4)
National Australia Bank Ltd.	(1,054)	(18,005)	(1.5)
NEXTDC Ltd.	(138,269)	(691,585)	(58.9)
Nufarm Ltd.	(22,605)	(82,450)	(7.0)
OZ Minerals Ltd.	(74,285)	(496,189)	(42.2)
Qube Holdings Ltd.	(213,708)	(487,130)	(41.5)
St Barbara Ltd.	(26,515)	(49,426)	(4.2)
TPG Telecom Ltd.	(46,468)	(231,015)	(19.7)
Westpac Banking Corp.	(50,114)	(837,476)	(71.3)

		(8,025,476)

Austria
Verbund AG	(4,869)	(257,686)	(21.9)

Belgium
Anheuser-Busch InBev NV	(2,025)	(152,766)	(13.0)
Euronav NV	(54,091)	(537,456)	(45.8)
Melexis NV	(2,813)	(199,917)	(17.0)
Proximus SADP	(65,401)	(1,863,411)	(158.6)
Umicore SA	(109,461)	(5,039,951)	(429.1)

		(7,793,501)

Bermuda
RenaissanceRe Holdings Ltd.	(9,286)	(1,759,140)	(149.8)

Canada
Bombardier, Inc., Class B	(376,577)	(350,000)	(29.8)
CAE, Inc.	(6,207)	(184,090)	(15.7)
Cameco Corp.	(57,447)	(463,170)	(39.4)
Empire Co. Ltd., Class A	(26,971)	(625,668)	(53.3)
George Weston Ltd.	(1,138)	(91,709)	(7.8)
Inter Pipeline Ltd.	(16,970)	(282,748)	(24.1)
Metro, Inc.	(53,426)	(2,177,975)	(185.4)
Osisko Gold Royalties Ltd.	(5)	(50)	0.0
Stars Group, Inc.	(8,871)	(211,687)	(18.0)

		(4,387,097)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

China
Budweiser Brewing Co. APAC Ltd.	(74,900)	$(226,487)	(19.3	) %
Minth Group Ltd.	(176,000)	(538,331)	(45.8)
Prosus NV	(29,132)	(2,101,398)	(178.9)

		(2,866,216)

Denmark
Ambu A/S, Class B	(40,029)	(730,622)	(62.2)
Danske Bank A/S	(25,585)	(427,097)	(36.3)
Pandora A/S	(4,909)	(254,561)	(21.7)

		(1,412,280)

Finland
Konecranes OYJ	(1,578)	(47,777)	(4.1)
Nokia OYJ	(19,956)	(77,683)	(6.6)
Outokumpu OYJ	(26,452)	(90,865)	(7.7)

		(216,325)

France
Atos SE	(3,557)	(294,977)	(25.1)
Bollore SA	(40,835)	(165,924)	(14.1)
Cap Gemini SA	(317)	(39,368)	(3.4)
Carrefour SA	(13,030)	(220,490)	(18.8)
CGG SA	(49,087)	(137,931)	(11.7)
SOITEC	(165)	(15,510)	(1.3)
Thales SA	(36,397)	(3,993,883)	(340.0)

		(4,868,083)

Germany
Delivery Hero SE	(65,983)	(5,076,962)	(432.2)
Deutsche Bank AG	(157,504)	(1,440,995)	(122.7)
Deutsche Lufthansa AG	(65,261)	(994,163)	(84.6)
E.ON SE	(82,983)	(940,278)	(80.1)
Infineon Technologies AG	(209,085)	(4,491,761)	(382.4)
Porsche Automobil Holding SE	(111,474)	(7,516,791)	(639.9)
RWE AG	(75,869)	(2,630,164)	(223.9)
Siltronic AG	(1,871)	(200,416)	(17.1)
ThyssenKrupp AG	(6,019)	(74,010)	(6.3)

		(23,365,540)

Hong Kong
Hang Seng Bank Ltd.	(86,500)	(1,748,453)	(148.9)
Hong Kong Exchanges and Clearing Ltd.	(29,500)	(969,294)	(82.5)
MTR Corp. Ltd.	(30,000)	(168,260)	(14.3)
SJM Holdings Ltd.	(1,917,000)	(2,137,256)	(182.0)

		(5,023,263)

Ireland
Glanbia PLC	(2,774)	(32,396)	(2.8)

Israel
Tower Semiconductor Ltd.	(8,385)	(185,979)	(15.8)

Italy
Atlantia SpA	(72,438)	(1,777,493)	(151.3)
Banco BPM SpA	(167,443)	(342,358)	(29.1)
Enel SpA	(17,343)	(151,167)	(12.9)
Eni SpA	(22,599)	(316,557)	(27.0)
Freni Brembo SpA	(15,579)	(178,190)	(15.2)
Infrastrutture Wireless Italiane SpA	(9,882)	(102,746)	(8.7)
Juventus Football Club SpA	(79,188)	(99,780)	(8.5)
Prada SpA	(5,800)	(22,366)	(1.9)
Prysmian SpA	(75,348)	(1,671,376)	(142.3)

		(4,662,033)

Japan
Acom Co. Ltd.	(3,200)	(14,989)	(1.3)
Aeon Co. Ltd.	(9,200)	(188,172)	(16.0)

	Shares	Value	% of Basket Value

Japan (continued)
ANA Holdings, Inc.	(6,900)	$(215,516)	(18.4	) %
Ariake Japan Co., Ltd.	(1,300)	(88,853)	(7.6)
Asics Corp.	(27,200)	(397,375)	(33.8)
Bandai Namco Holdings, Inc.	(16,700)	(970,411)	(82.6)
Bank of Kyoto Ltd.	(36,000)	(1,438,766)	(122.5)
Canon Marketing Japan, Inc.	(900)	(21,451)	(1.8)
Century Tokyo Leasing Corp.	(3,700)	(188,217)	(16.0)
Chugoku Bank Ltd.	(80,800)	(765,928)	(65.2)
Coca-Cola West Co., Ltd.	(1,200)	(31,585)	(2.7)
Dai Nippon Printing Co., Ltd.	(2,500)	(68,936)	(5.9)
Daiwa House REIT Investment Corp.	(88)	(234,787)	(20.0)
Daiwa Securities Group, Inc.	(4,300)	(21,746)	(1.9)
Dowa Holdings Co. Ltd.	(41,700)	(1,499,985)	(127.7)
Fujitsu General, Ltd.	(1,000)	(22,356)	(1.9)
Fujitsu Ltd.	(3,700)	(391,211)	(33.3)
Hachijuni Bank Ltd.	(167,600)	(640,153)	(54.5)
Haseko Corp.	(3,400)	(44,329)	(3.8)
Heiwa Corp.	(2,800)	(57,875)	(4.9)
Hikari Tsushin, Inc.	(1,300)	(319,545)	(27.2)
Hitachi Capital Corp.	(2,300)	(62,256)	(5.3)
Hitachi Chemical Co. Ltd.	(25,700)	(1,075,884)	(91.6)
Hitachi Construction Machinery Co., Ltd.	(600)	(16,079)	(1.4)
Hitachi High-Technologies Corp.	(12,900)	(922,349)	(78.5)
Hitachi Metals Ltd.	(31,100)	(477,989)	(40.7)
Ichigo, Inc.	(45,400)	(170,343)	(14.5)
Iida Group Holdings Co., Ltd.	(5,600)	(94,381)	(8.0)
Ito En Ltd.	(600)	(29,136)	(2.5)
Iyo Bank Ltd.	(68,600)	(354,019)	(30.1)
Japan Airport Terminal Co. Ltd.	(6,100)	(281,144)	(23.9)
Japan Exchange Group, Inc.	(4,900)	(87,815)	(7.5)
Japan Real Estate Investment Corp.	(162)	(1,182,976)	(100.7)
Justsystems Corp.	(4,800)	(261,251)	(22.3)
Kansai Mirai Financial Group, Inc.	(48,500)	(279,784)	(23.8)
Keihan Holdings Co. Ltd.	(17,600)	(795,890)	(67.8)
Keikyu Corp.	(4,300)	(79,154)	(6.7)
Keio Corp.	(16,600)	(949,519)	(80.8)
Keisei Electric Railway Co. Ltd.	(74,000)	(2,677,100)	(227.9)
Kintetsu Group Holdings Co. Ltd.	(3,900)	(205,543)	(17.5)
Koei Tecmo Holdings Co. Ltd.	(31,600)	(829,670)	(70.6)
Kubota Corp.	(7,500)	(117,447)	(10.0)
Kusuri no Aoki Holdings Co. Ltd.	(5,600)	(337,182)	(28.7)
Kyocera Corp.	(6,800)	(446,803)	(38.0)
Kyowa Kirin Co. Ltd.	(1,500)	(35,264)	(3.0)
Kyushu Financial Group, Inc.	(11,000)	(45,928)	(3.9)
Kyushu Railway Co.	(14,200)	(464,615)	(39.6)
Maeda Road Construction Co. Ltd.	(29,200)	(986,959)	(84.0)
Makita Corp.	(1,200)	(45,899)	(3.9)
Minebea Mitsumi, Inc.	(98,400)	(1,911,518)	(162.7)
Mitsubishi Tanabe Pharma Corp.	(226,869)	(4,153,315)	(353.6)
NGK Insulators Ltd.	(40,700)	(682,404)	(58.1)
Nippo Corp.	(1,100)	(26,988)	(2.3)
Nippon Building Fund, Inc.	(35)	(283,525)	(24.1)
Nissin Foods Holdings Co., Ltd.	(300)	(22,518)	(1.9)
NOF Corp.	(3,100)	(100,912)	(8.6)
Nomura Holdings, Inc.	(72,700)	(372,181)	(31.7)
Odakyu Electric Railway Co. Ltd.	(1,400)	(31,054)	(2.7)
Omron Corp.	(4,100)	(234,786)	(20.0)
Orient Corp.	(82,000)	(126,008)	(10.7)
Oriental Land Co. Ltd.	(6,200)	(807,457)	(68.8)
Sawai Pharmaceutical Co. Ltd.	(400)	(25,994)	(2.2)
SBI Holdings, Inc.	(18,300)	(424,205)	(36.1)
Shiga Bank Ltd.	(15,400)	(369,699)	(31.5)

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Shimizu Corp.	(5,600)	$(57,438)	(4.9	) %
Shinsei Bank Ltd.	(3,000)	(45,934)	(3.9)
Shiseido Co. Ltd.	(2,500)	(160,952)	(13.7)
Shochiku Co. Ltd.	(11,700)	(1,584,038)	(134.9)
Softbank Corp.	(1,300)	(17,835)	(1.5)
SoftBank Group Corp.	(5,500)	(222,060)	(18.9)
Sony Corp.	(113,100)	(7,908,726)	(673.3)
Sony Financial Holdings, Inc.	(35,000)	(805,845)	(68.6)
Stanley Electric Co. Ltd.	(4,700)	(121,049)	(10.3)
Sumco Corp.	(23,300)	(356,288)	(30.3)
Tobu Railway Co. Ltd.	(5,400)	(190,226)	(16.2)
Toho Gas Co. Ltd.	(6,600)	(254,971)	(21.7)
Tokai Carbon Co. Ltd.	(45,600)	(412,123)	(35.1)
Tokyo Tatemono Co. Ltd.	(1,400)	(22,620)	(1.9)
Toppan Printing Co., Ltd.	(5,100)	(101,643)	(8.7)
TOTO Ltd.	(3,500)	(142,221)	(12.1)
Toyota Motor Corp.	(38,300)	(2,662,909)	(226.7)
United Urban Investment Corp.	(379)	(679,615)	(57.9)
USS Co. Ltd.	(29,400)	(533,599)	(45.4)
Yamazaki Baking Co., Ltd.	(1,000)	(19,030)	(1.6)

		(46,806,251)

Luxembourg
Tenaris SA	(14,944)	(154,440)	(13.2)

Netherlands
Boskalis Westminster	(107,291)	(2,509,442)	(213.7)
EXOR NV	(377)	(27,780)	(2.4)
Heineken NV	(2,204)	(239,811)	(20.4)
InterXion Holding NV	(33,585)	(2,922,903)	(248.8)
OCI NV	(99,425)	(1,712,728)	(145.8)
SBM Offshore NV	(13,062)	(224,713)	(19.1)

		(7,637,377)

Singapore
Ascendas Real Estate Investment Trust	(35,600)	(82,178)	(7.0)
Mapletree Commercial Trust	(71,700)	(123,133)	(10.5)
Mapletree Logistics Trust	(3,506,300)	(4,727,826)	(402.5)
Singapore Airlines Ltd.	(54,600)	(340,378)	(29.0)

		(5,273,515)

Spain
Gamesa Corp. Tecnologica SA	(11,698)	(186,450)	(15.9)
Viscofan SA	(1,425)	(75,859)	(6.4)

		(262,309)

Sweden
Getinge AB, Class B	(876)	(14,918)	(1.3)
Iberdrola SA	(37,047)	(7,437)	(0.6)
Intrum AB	(679)	(18,812)	(1.6)
JM AB	(134,459)	(4,108,352)	(349.8)
Skandinaviska Enskilda Banken AB, Class A	(312,387)	(3,086,984)	(262.8)
Swedbank AB, — A Shares	(33,451)	(513,598)	(43.7)
Telia Co. AB	(4,951)	(21,173)	(1.8)

		(7,771,274)

Switzerland
Alcon, Inc.	(5,897)	(348,382)	(29.7)
Baloise Holding AG	(2,900)	(523,968)	(44.6)
Cie Financiere Richemont SA, Registered Shares	(45,629)	(3,313,702)	(282.1)
Credit Suisse Group AG, Registered Shares	(61,265)	(774,693)	(66.0)
Georg Fischer AG, Registered Shares	(609)	(597,232)	(50.9)
Lonza Group AG, Registered Shares	(10,678)	(4,385,345)	(373.3)
Sonova Holding AG	(5,126)	(1,285,454)	(109.4)
Stadler Rail AG	(4,779)	(228,233)	(19.4)

	Shares	Value	% of Basket Value

Switzerland (continued)
STMicroelectronics NV	(56,082)	$(1,561,992)	(133.0	) %
Swatch Group AG, Registered Shares	(10,554)	(513,052)	(43.7)
Swisscom AG	(4,353)	(2,388,331)	(203.3)

		(15,920,384)

United Kingdom
Ashtead Group PLC	(44,523)	(1,437,109)	(122.3)
Associated British Foods PLC	(14,344)	(496,498)	(42.3)
Burberry Group PLC	(60,123)	(1,541,578)	(131.2)
Capita PLC	(671,473)	(1,289,676)	(109.8)
Carnival PLC	(81,667)	(3,335,419)	(284.0)
Domino’s Pizza Group PLC	(191,072)	(778,195)	(66.3)
Electrocomponents PLC	(58,475)	(510,827)	(43.5)
Farfetch Ltd., Class A	(1,462)	(17,836)	(1.5)
HSBC Holdings PLC	(77,210)	(561,331)	(47.8)
Legal & General Group PLC	(7,907)	(31,898)	(2.7)
National Grid PLC	(15,616)	(207,405)	(17.7)
Ocado Group PLC	(130,158)	(2,098,626)	(178.7)
Pentair PLC	(16,717)	(717,661)	(61.1)
Phoenix Group Holdings PLC	(135,126)	(1,348,905)	(114.8)
Quilter PLC	(296,368)	(663,647)	(56.5)
Renishaw PLC	(14,034)	(734,702)	(62.5)
St. James’s Place PLC	(218,669)	(3,288,713)	(280.0)
Victrex PLC	(5,826)	(170,007)	(14.5)
Weir Group PLC	(44,109)	(782,770)	(66.6)
Whitbread PLC	(2,693)	(158,749)	(13.5)

		(20,171,552)

United States
10X Genomics, Inc., Class A	(237)	(21,659)	(1.8)
AECOM	(623)	(30,047)	(2.6)
Albemarle Corp.	(1,066)	(85,579)	(7.3)
Alteryx, Inc., Class A	(6,460)	(900,976)	(76.7)
American Airlines Group, Inc.	(128,266)	(3,442,659)	(293.1)
American Express Co.	(1,377)	(178,831)	(15.2)
Appian Corp.	(7,196)	(367,284)	(31.3)
Aramark	(9,457)	(417,432)	(35.5)
Arconic, Inc.	(68,762)	(2,059,422)	(175.3)
Arista Networks, Inc.	(844)	(188,499)	(16.1)
Assurant, Inc.	(18,900)	(2,467,584)	(210.1)
Axis Capital Holdings Ltd.	(705)	(45,296)	(3.9)
Axsome Therapeutics, Inc.	(3,013)	(261,589)	(22.3)
Bank of America Corp.	(158,985)	(5,219,478)	(444.4)
Baxter International, Inc.	(1,471)	(131,243)	(11.2)
Berkshire Hathaway, Inc., Class B	(32,799)	(7,361,080)	(626.7)
Berry Global Group, Inc.	(1,169)	(49,706)	(4.2)
Beyond Meat, Inc.	(19,126)	(2,111,893)	(179.8)
Brighthouse Financial, Inc.	(1,442)	(56,094)	(4.8)
Broadcom, Inc.	(1,354)	(413,187)	(35.2)
Cardinal Health, Inc.	(36,075)	(1,847,401)	(157.3)
Carvana Co.	(17,604)	(1,395,117)	(118.8)
CF Industries Holdings, Inc.	(1,349)	(54,338)	(4.6)
Chegg, Inc.	(1,856)	(76,523)	(6.5)
Cheniere Energy, Inc.	(55,562)	(3,291,493)	(280.2)
Chewy, Inc., Class A	(46,461)	(1,231,681)	(104.9)
Citigroup, Inc.	(11,904)	(885,777)	(75.4)
Cloudflare, Inc., Class A	(108,787)	(1,942,936)	(165.4)
Corteva, Inc.	(215,632)	(6,236,077)	(530.9)
Coty, Inc., Class A	(34,610)	(355,099)	(30.2)
Cracker Barrel Old Country Store, Inc.	(960)	(146,813)	(12.5)
Credit Acceptance Corp.	(211)	(90,515)	(7.7)
Cree, Inc.	(2,411)	(112,087)	(9.5)
Crowdstrike Holdings, Inc., Class A	(18,371)	(1,122,284)	(95.5)

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Crown Castle International Corp.	(5,816)	$(871,469)	(74.2	) %
CSX Corp.	(5,013)	(382,692)	(32.6)
Darling International, Inc.	(63,471)	(1,721,968)	(146.6)
Datadog, Inc., Class A	(16,280)	(752,299)	(64.0)
Dell Technologies, Inc., Class C	(1,886)	(91,980)	(7.8)
Diamondback Energy, Inc.	(3,098)	(230,491)	(19.6)
Dominion Energy, Inc.	(286)	(24,525)	(2.1)
Dow Inc.	(17,255)	(794,938)	(67.7)
Edison International	(7,350)	(562,643)	(47.9)
Eldorado Resorts, Inc.	(7,539)	(450,681)	(38.4)
Eli Lilly & Co.	(15,400)	(2,150,456)	(183.1)
Enphase Energy, Inc.	(48,904)	(1,541,454)	(131.2)
Equity Residential	(252)	(20,936)	(1.8)
Essential Utilities, Inc.	(2,557)	(132,811)	(11.3)
Essex Property Trust, Inc.	(436)	(135,055)	(11.5)
Etsy, Inc.	(3,777)	(184,355)	(15.7)
Federal Realty Investment Trust	(7,069)	(883,766)	(75.2)
First Solar, Inc.	(175,544)	(8,703,472)	(741.0)
FirstEnergy Corp.	(178,530)	(9,067,539)	(772.0)
FleetCor Technologies, Inc.	(2,397)	(755,606)	(64.3)
Flex Ltd.	(29,108)	(382,770)	(32.6)
Floor & Decor Holdings, Inc., Class A	(2,675)	(131,904)	(11.2)
Fox Corp., Class A	(27,459)	(1,018,180)	(86.7)
Fox Corp., Class B	(157,239)	(5,712,493)	(486.3)
Freeport-McMoRan, Inc.	(6,865)	(76,202)	(6.5)
GrafTech International Ltd.	(1,190)	(12,769)	(1.1)
Grocery Outlet Holding Corp.	(5,814)	(190,350)	(16.2)
GrubHub, Inc.	(272)	(14,729)	(1.3)
Guardant Health, Inc.	(25,870)	(1,967,155)	(167.5)
Hess Corp.	(5,873)	(332,236)	(28.3)
Highwoods Properties, Inc.	(6,653)	(333,382)	(28.4)
Howard Hughes Corp.	(16,797)	(2,043,859)	(174.0)
Huntington Ingalls Industries, Inc.	(9,598)	(2,505,078)	(213.3)
II-VI, Inc.	(7,819)	(263,109)	(22.4)
Interactive Brokers Group, Inc., Class A	(1,259)	(59,173)	(5.0)
Iridium Communications, Inc.	(10,308)	(263,369)	(22.4)
Jabil, Inc.	(65,765)	(2,557,601)	(217.7)
JBG SMITH Properties	(161,822)	(6,561,882)	(558.6)
Kinder Morgan, Inc.	(12,099)	(252,506)	(21.5)
Leidos Holdings, Inc.	(18,084)	(1,816,899)	(154.7)
Liberty Broadband Corp.	(726)	(96,507)	(8.2)
LiveRamp Holdings, Inc.	(9,761)	(392,783)	(33.4)
Loews Corp.	(5,147)	(264,813)	(22.5)
Louisiana-Pacific Corp.	(70,489)	(2,162,603)	(184.1)
Madison Square Garden Co., Class A	(1,924)	(569,870)	(48.5)
Magnolia Oil & Gas Corp., Class A	(7,839)	(82,466)	(7.0)
McKesson Corp.	(9,612)	(1,370,767)	(116.7)
Mylan NV	(2,965)	(63,510)	(5.4)
Netflix, Inc.	(8,191)	(2,826,632)	(240.6)
Newell Brands, Inc.	(12,742)	(248,851)	(21.2)
NiSource, Inc.	(101,227)	(2,966,963)	(252.6)
Norfolk Southern Corp.	(18,373)	(3,825,442)	(325.7)
Nutanix, Inc., Class A	(1,655)	(53,738)	(4.6)
Occidental Petroleum Corp.	(141,750)	(5,630,310)	(479.3)
ON Semiconductor Corp.	(11,920)	(275,948)	(23.5)
ONEOK, Inc.	(97,253)	(7,281,332)	(619.9)
Oracle Corp.	(325)	(17,046)	(1.5)
Phillips 66	(2,693)	(246,059)	(21.0)
Pinterest, Inc., Class A	(51,515)	(1,134,875)	(96.6)
Polaris Industries, Inc.	(4,224)	(387,932)	(33.0)
Progressive Corp.	(6,703)	(540,865)	(46.0)
Prologis, Inc.	(9,694)	(900,379)	(76.7)

	Shares	Value	% of Basket Value

United States (continued)
Proto Labs, Inc.	(132)	$(13,662)	(1.2	) %
Public Storage	(18,111)	(4,052,517)	(345.0)
Pure Storage, Inc., Class A	(4,363)	(77,661)	(6.6)
Reata Pharmaceuticals, Inc., Class A	(88)	(19,254)	(1.6)
Reliance Worldwide Corp. Ltd.	(36,253)	(107,849)	(9.2)
Sanderson Farms, Inc.	(16,724)	(2,302,728)	(196.0)
Seagate Technology PLC	(2,422)	(138,030)	(11.8)
Semtech Corp.	(2,580)	(124,330)	(10.6)
Shake Shack, Inc., Class A	(48,872)	(3,296,416)	(280.6)
Signature Bank	(4,552)	(645,883)	(55.0)
Slack Technologies, Inc., Class A	(66,633)	(1,381,302)	(117.6)
SolarEdge Technologies, Inc.	(6,295)	(616,029)	(52.4)
Southwest Airlines Co.	(24,918)	(1,369,992)	(116.6)
Spirit Airlines, Inc.	(4,309)	(176,971)	(15.1)
SS&C Technologies Holdings, Inc.	(927)	(58,410)	(5.0)
Stericycle, Inc.	(82,574)	(5,175,738)	(440.6)
Syneos Health, Inc.	(1,278)	(78,418)	(6.7)
SYNNEX Corp.	(6,016)	(828,764)	(70.6)
Tandem Diabetes Care, Inc.	(10,815)	(822,373)	(70.0)
Textron, Inc.	(5,597)	(257,070)	(21.9)
Trade Desk, Inc., Class A	(2,426)	(653,031)	(55.6)
Trimble, Inc.	(8,724)	(370,944)	(31.6)
Truist Financial Corp.	(24,048)	(1,240,155)	(105.6)
Uber Technologies, Inc.	(4,760)	(172,740)	(14.7)
UDR, Inc.	(2,479)	(118,769)	(10.1)
Ulta Salon Cosmetics & Fragrance, Inc.	(1,575)	(421,958)	(35.9)
United Airlines Holdings, Inc.	(16,616)	(1,242,877)	(105.8)
Valero Energy Corp.	(2,115)	(178,316)	(15.2)
Vishay Intertechnology, Inc.	(40,247)	(816,612)	(69.5)
Vornado Realty Trust	(1,050)	(69,059)	(5.9)
Wayfair, Inc., Class A	(4,078)	(382,109)	(32.5)
WEX, Inc.	(32,781)	(7,110,855)	(605.4)
Weyerhaeuser Co.	(490)	(14,186)	(1.2)
WPX Energy, Inc.	(155,573)	(1,859,097)	(158.3)
Wynn Resorts Ltd.	(4,182)	(527,601)	(44.9)
Xilinx, Inc.	(1,471)	(124,270)	(10.6)
Zoom Video Communications, Inc., Class A	(16,462)	(1,256,051)	(106.9)
Zscaler, Inc.	(10,199)	(572,062)	(48.7)

		(170,566,241)

Total Reference Entity — Short		(339,418,358)

Net Value of Reference Entity — Goldman Sachs & Co.		$1,174,610

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of January 31, 2020 termination dates 07/29/20 — 02/28/23

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
ARB Corp. Ltd.	14,142	$173,903	82.8%
Austal Ltd.	16,785	44,157	21.0
Bravura Solutions Ltd.	11,131	40,304	19.2
Breville Group Ltd.	6,791	83,658	39.8
Carsales.com Ltd.	21,336	242,857	115.6
Centuria Industrial REIT	65,367	159,171	75.8
Centuria Metropolitan REIT	48,979	98,237	46.8

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Australia (continued)
Charter Hall Group	17,951	$153,166	72.9%
Charter Hall Long Wale REIT	39,681	150,250	71.5
Corporate Travel Management Ltd.	7,018	82,484	39.3
Credit Corp. Group Ltd.	6,803	159,875	76.1
Domino’s Pizza Enterprises Ltd.	2,362	85,868	40.9
Evolution Mining Ltd.	30,263	76,379	36.3
Growthpoint Properties Australia Ltd.	24,101	70,104	33.4
GUD Holdings Ltd.	11,276	89,674	42.7
GWA Group Ltd.	74,659	177,326	84.4
IDP Education Ltd.	25,637	298,451	142.0
Integrated Research Ltd.	3,985	7,825	3.7
InvoCare Ltd.	23,928	213,258	101.5
IRESS Ltd.	2,116	19,551	9.3
JB Hi-Fi Ltd.	1,847	48,573	23.1
Jumbo Interactive Ltd.	1,484	13,087	6.2
Lovisa Holdings Ltd.	24,686	181,901	86.6
Megaport Ltd.	920	6,776	3.2
Monadelphous Group Ltd.	7,257	83,853	39.9
Netwealth Group Ltd.	1,387	7,398	3.5
nib holdings Ltd.	66,701	238,826	113.7
Perpetual Ltd.	3,829	108,000	51.4
Pro Medicus Ltd.	4,394	69,270	33.0
Regis Resources Ltd.	34,537	105,872	50.4
Service Stream Ltd.	69,813	121,470	57.8
Shopping Centres Australasia Property Group	16,563	31,897	15.2
Star Entertainment Group Ltd.	344	950	0.4
Steadfast Group Ltd.	112,432	285,698	136.0
Technology One Ltd.	9,327	52,205	24.8

		3,782,274

Austria
BAWAG Group AG	8,570	370,403	176.3
Telekom Austria AG	10,255	82,456	39.2
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,552	95,879	45.6
Wienerberger AG	11,052	313,570	149.3

		862,308

Belgium
Barco NV	1,329	330,454	157.3
D’ieteren SA	280	18,073	8.6
Fagron	10,205	236,237	112.4
Intervest Offices & Warehouses NV	2,034	60,431	28.8
Kinepolis Group NV	4,254	262,315	124.8

		907,510

Canada
Alaris Royalty Corp.	13,720	226,524	107.8
Altius Minerals Corp.	12,547	101,540	48.3
Aritis REIT	8,290	73,855	35.2
Ballard Power Systems, Inc.	3,699	36,420	17.3
Birchcliff Energy, Ltd.	9,306	12,306	5.9
City Office REIT, Inc.	6,922	93,585	44.5
Cogeco Communications, Inc.	1,360	106,773	50.8
CT Real Estate Investment Trust	19,500	237,672	113.1
Enerflex Ltd.	5,342	40,850	19.4
Exchange Income Corp.	7,187	230,534	109.7
Freehold Royalties Ltd.	16,736	89,282	42.5
Gibson Energy, Inc.	6,029	120,999	57.6
IMAX Corp.	19,972	330,337	157.2
Killam Apartment Real Estate Investment Trust	10,602	161,506	76.9
Major Drilling Group International, Inc.	14,516	60,218	28.7
MEG Energy Corp.	3,287	16,790	8.0

	Shares	Value	% of Basket Value

Canada (continued)
Morguard North American Residential Real Estate Investment Trust	12,782	$184,283	87.7%
Northview Apartment Real Estate Investment Trust	865	20,073	9.6
NorthWest Healthcare Properties Real Estate Investment Trust	1,596	14,701	7.0
Pason Systems, Inc.	1,523	15,191	7.2
Rogers Sugar, Inc.	2,395	8,669	4.1
Sandstorm Gold Ltd.	21,396	146,800	69.9
Savaria Corp.	13,707	138,479	65.9
Secure Energy Services, Inc.	15,748	54,143	25.8
Silvercorp Metals, Inc.	3,426	17,837	8.5
TORC Oil & Gas, Ltd.	2,672	7,753	3.7
Tourmaline Oil Corp.	10,940	110,359	52.5

		2,657,479

Denmark
Per Aarsleff Holding A/S	1,364	41,460	19.7
Royal Unibrew A/S	7,428	706,167	336.1
SimCorp A/S	4,298	476,462	226.8
Topdanmark A/S	11,040	521,696	248.3

		1,745,785

Finland
Aktia Bank OYJ	10,747	113,945	54.2
Huhtamaki OYJ	2,540	112,892	53.7
Kemira OYJ	1,471	22,253	10.6
Kesko OYJ, Class B	2,750	185,916	88.5
TietoEVRY OYJ	10,930	357,354	170.1
Tokmanni Group Corp.	2,615	37,934	18.1
Uponor OYJ	3,396	45,947	21.9
Valmet OYJ	5,900	127,627	60.7

		1,003,868

France
Cie des Alpes	3,524	117,640	56.0
Cie Plastic Omnium SA	3,403	85,710	40.8
Devoteam SA	388	36,127	17.2
Gaztransport Et Technigaz SA	789	79,755	37.9
Kaufman & Broad SA	1,133	48,076	22.9
Korian SA	865	39,462	18.8
Lagardere SCA	1,507	28,663	13.6
Mersen SA	2,404	78,758	37.5
Metropole Television SA	10,768	179,372	85.4
Nexans SA	617	30,018	14.3
Nexity SA	5,405	260,943	124.2
Orpea	307	39,970	19.0
Rexel SA	20,312	242,974	115.6
Vicat SA	3,969	165,728	78.9
Vilmorin & Cie SA	2,275	110,259	52.5

		1,543,455

Germany
ADVA Optical Networking SE	3,224	26,710	12.7
Cewe Stiftung & Co. KGAA	1,156	131,857	62.8
CompuGroup Medical SE	3,555	234,589	111.6
CTS Eventim AG & Co. KGaA	6,572	408,672	194.5
Datagroup SE	652	46,640	22.2
Deutsche Euroshop AG	18,041	491,874	234.1
DIC Asset AG	15,648	293,290	139.6
Draegerwerk AG & Co. KGaA	607	35,410	16.8
Freenet AG	891	19,765	9.4
GRENKE AG	2,451	244,509	116.4
Hamborner REIT AG	23,762	266,198	126.7
Hamburger Hafen und Logistik AG	7,470	183,834	87.5

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Germany (continued)
Hornbach Holding AG & Co. KGaA	1,612	$101,904	48.5%
Hypoport AG	268	94,536	45.0
Isra Vision AG	658	24,768	11.8
MLP SE	9,771	60,901	29.0
Nemetschek SE	1,369	92,862	44.2
Rational AG	585	438,708	208.8
Stroeer SE & Co. KGaA	4,750	377,019	179.4
TAG Immobilien AG	14,427	380,234	181.0
Takkt AG	4,574	60,050	28.6
Wacker Neuson SE	2,014	32,336	15.4

		4,046,666

Gibraltar
888 Holdings PLC	65,129	115,760	55.1

Hong Kong
Dah Sing Financial Holdings, Ltd.	36,000	129,426	61.6
Hang Lung Group Ltd.	50,000	123,558	58.8
HKBN Ltd.	11,500	19,989	9.5
Hysan Development Co. Ltd.	141,000	526,349	250.5
Melco International Development Ltd.	18,000	38,874	18.5
VTech Holdings Ltd.	4,500	40,674	19.4

		878,870

Ireland
C&C Group PLC	14,449	68,306	32.5
UDG Healthcare PLC	11,464	113,394	54.0

		181,700

Israel
Alony Hetz Properties & Investments Ltd.	1,922	31,763	15.1
Amot Investments Ltd.	2,414	17,559	8.4
Elco Ltd.	2,554	99,884	47.5
FIBI Holdings Ltd.	1,758	57,686	27.5
First International Bank of Israel Ltd.	2,633	73,625	35.0
Formula Systems 1985 Ltd.	331	23,937	11.4
Hilan Ltd.	1,530	62,214	29.6
Industrial Buildings Corp. Ltd.	9,753	27,625	13.1
Matrix IT Ltd.	7,688	160,346	76.3
Maytronics Ltd.	2,161	18,403	8.8
Melisron Ltd.	4,124	270,787	128.9

		843,829

Italy
A2A SpA	52,051	103,980	49.5
Amplifon SpA	7,485	212,832	101.3
Anima Holding SpA	29,205	138,434	65.9
Banca Farmafactoring SpA	43,494	267,461	127.3
Banca Generali SpA	2,820	89,642	42.7
Banca Mediolanum SpA	7,565	68,229	32.5
Cerved Group SpA	17,112	167,736	79.8
Hera SpA	35,815	162,901	77.5
Interpump Group SpA	3,168	89,329	42.5
Italgas SpA	74,058	492,281	234.3
MARR SpA	975	20,870	9.9
Piaggio & C SpA	24,073	65,838	31.4
Unipol Gruppo SpA	126,283	642,984	306.0

		2,522,517

Japan
Achilles Corp.	300	4,754	2.3
ADEKA Corp.	5,900	85,264	40.6
Advance Residence Investment Corp.	16	50,318	24.0
Ai Holdings Corp.	3,800	64,618	30.8
Aica Kogyo Co. Ltd.	2,100	65,554	31.2

	Shares	Value	% of Basket Value

Japan (continued)
Aida Engineering Ltd.	8,700	$69,738	33.2%
Aisan Industry Co. Ltd.	7,600	48,979	23.3
Amano Corp.	4,300	124,179	59.1
AOKI Holdings, Inc.	6,600	64,391	30.6
Aoyama Trading Co. Ltd.	33,000	423,052	201.4
Arcland Sakamoto Co. Ltd.	10,900	119,852	57.0
Arcland Service Holdings Co. Ltd.	9,000	162,957	77.6
Arcs Co. Ltd.	5,300	93,249	44.4
Azbil Corp.	12,000	323,600	154.0
Bell System24 Holdings, Inc.	7,400	103,748	49.4
Belluna Co. Ltd.	3,200	18,182	8.7
Benefit One, Inc.	7,100	124,120	59.1
BeNEXT Group, Inc.	2,300	23,528	11.2
BML, Inc.	7,400	209,563	99.7
Broadleaf Co. Ltd.	26,800	148,115	70.5
BRONCO BILLY Co. Ltd.	1,700	40,127	19.1
Bunka Shutter Co. Ltd.	12,700	101,523	48.3
Cawachi Ltd.	2,500	48,736	23.2
Chiyoda Integre Co. Ltd.	2,300	42,954	20.4
Daiichi Jitsugyo Co. Ltd.	300	9,541	4.5
Daiseki Co. Ltd.	4,700	126,220	60.1
Daiwa Office Investment Corp.	27	216,388	103.0
DCM Holdings Co. Ltd.	34,200	326,810	155.5
Denka Co. Ltd.	8,300	224,221	106.7
DIC Corp.	11,000	288,363	137.2
Doshisha Co. Ltd.	5,900	90,883	43.3
Doutor Nichires Holdings Co. Ltd.	17,700	334,530	159.2
DTS Corp.	1,000	23,176	11.0
Duskin Co. Ltd.	3,200	88,172	42.0
DyDo Group Holdings, Inc.	7,800	293,367	139.6
Eagle Industry Co. Ltd.	12,800	113,830	54.2
EDION Corp.	20,300	209,860	99.9
Eizo Corp.	2,600	84,872	40.4
Elecom Co. Ltd.	5,100	205,621	97.9
EPS Holdings, Inc.	12,100	144,112	68.6
ESPEC Corp.	600	12,148	5.8
Frontier Real Estate Investment Corp.	72	301,343	143.4
Fuji Kyuko Co. Ltd.	3,600	126,209	60.1
Fuji Seal International, Inc.	3,700	77,490	36.9
Fujicco Co. Ltd.	5,000	87,921	41.8
Furukawa Co., Ltd.	6,400	76,959	36.6
Futaba Corp.	6,300	73,987	35.2
Future Corp.	3,600	62,385	29.7
Gecoss Corp.	5,800	56,615	26.9
Geo Holdings Corp.	12,100	137,527	65.5
Glory Ltd.	2,300	65,604	31.2
H2O Retailing Corp.	12,600	114,215	54.4
Hamakyorex Co. Ltd.	7,200	216,540	103.1
Hanwa Co. Ltd.	1,600	38,586	18.4
Heiwado Co. Ltd.	800	13,978	6.7
Hiday Hidaka Corp.	3,900	70,563	33.6
Hioki EE Corp.	600	21,333	10.2
Hokuetsu Corp.	56,800	261,830	124.6
Hokuto Corp.	2,300	40,722	19.4
Horiba Ltd.	2,200	136,079	64.8
House Foods Group, Inc.	6,700	212,442	101.1
Ichigo Office REIT Investment	315	340,376	162.0
Ichiyoshi Securities Co. Ltd.	8,700	48,332	23.0
Invincible Investment Corp.	502	253,601	120.7
Itoham Yonekyu Holdings, Inc.	6,200	38,977	18.6
Iwatani Corp.	9,500	316,579	150.7
Izumi Co. Ltd.	7,100	223,788	106.5

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
JAC Recruitment Co. Ltd.	14,800	$226,006	107.6%
Jafco Co. Ltd.	500	20,794	9.9
Japan Elevator Service Holdings Co. Ltd.	900	20,107	9.6
Japan Excellent, Inc.	127	229,961	109.5
JCR Pharmaceuticals Co. Ltd.	200	17,155	8.2
JSP Corp.	5,400	94,109	44.8
Kanamoto Co. Ltd.	900	22,158	10.5
Kaneka Corp.	18,600	570,258	271.4
Kanematsu Electronics Ltd.	2,100	67,982	32.4
Kato Sangyo Co. Ltd.	4,000	124,059	59.0
Kenedix, Inc.	14,500	72,939	34.7
Kintetsu World Express, Inc.	3,300	52,625	25.0
Kobe Bussan Co. Ltd.	1,300	49,763	23.7
Kobe Steel Ltd.	9,000	41,098	19.6
Kohnan Shoji Co. Ltd.	1,100	23,986	11.4
Komeri Co. Ltd.	22,500	484,965	230.8
Komori Corp.	3,300	29,992	14.3
Konoike Transport Co. Ltd.	3,100	43,773	20.8
Kotobuki Spirits Co. Ltd.	2,200	145,260	69.1
Kura Sushi, Inc.	1,100	55,292	26.3
KYORIN Holdings, Inc.	2,000	35,908	17.1
Kyoritsu Maintenance Co., Ltd.	2,500	100,042	47.6
Kyowa Exeo Corp.	5,900	147,286	70.1
Lasertec Corp.	600	29,374	14.0
M&A Capital Partners Co. Ltd.	500	15,576	7.4
Mars Group Holdings Corp.	3,000	53,845	25.6
Maruha Nichiro Corp.	9,700	231,972	110.4
Marvelous, Inc.	16,200	102,911	49.0
Matsuda Sangyo Co. Ltd.	1,500	21,286	10.1
MCUBS MidCity Investment Corp.	242	284,025	135.2
Meiko Network Japan Co. Ltd.	2,000	17,506	8.3
Miroku Jyoho Service Co. Ltd.	1,700	46,925	22.3
Mitsubishi Pencil Co. Ltd.	2,100	30,699	14.6
Mizuno Corp.	3,200	77,139	36.7
Mochida Pharmaceutical Co. Ltd.	2,000	74,869	35.6
Nachi-Fujikoshi Corp.	500	18,367	8.7
Nagaileben Co. Ltd.	7,000	150,427	71.6
Nagase & Co. Ltd.	3,700	50,903	24.2
Nankai Electric Railway Co. Ltd.	1,800	46,461	22.1
Nichi-iko Pharmaceutical Co. Ltd.	5,200	61,123	29.1
Nichiha Corp.	2,200	52,879	25.2
Nichirei Corp.	6,500	157,133	74.8
Nihon M&A Center, Inc.	6,500	185,948	88.5
Nihon Parkerizing Co. Ltd.	26,500	274,845	130.8
Nihon Unisys Ltd.	3,000	91,484	43.5
Nikkon Holdings Co. Ltd.	12,700	293,021	139.5
Nippon Electric Glass Co. Ltd.	9,200	177,726	84.6
Nippon Flour Mills Co. Ltd.	15,600	235,316	112.0
Nippon Light Metal Holdings Co. Ltd.	44,600	85,099	40.5
Nippon Paper Industries Co. Ltd.	19,800	322,223	153.4
Nippon Parking Development Co. Ltd.	2,600	3,421	1.6
Nippon Seiki Co. Ltd.	1,000	14,691	7.0
Nippon Shokubai Co. Ltd.	3,600	211,072	100.5
Nippon Steel Trading Corp.	1,200	54,308	25.8
Nippon Thompson Co. Ltd.	6,900	28,688	13.7
Nishio Rent All Co. Ltd.	5,500	147,774	70.3
Nomura Co. Ltd.	2,100	24,362	11.6
Noritake Co. Ltd/Nagoya Japan	1,600	63,604	30.3
Noritz Corp.	13,600	167,583	79.8
NS Solutions Corp.	2,000	58,745	28.0
Obara Group, Inc.	1,800	57,113	27.2
Oiles Corp.	700	9,767	4.6

	Shares	Value	% of Basket Value

Japan (continued)
Okabe Co. Ltd.	34,800	$273,343	130.1%
Okamura Corp.	8,000	76,874	36.6
Oki Electric Industry Co. Ltd.	4,000	49,801	23.7
Okinawa Electric Power Co., Inc.	8,400	154,730	73.6
Pacific Metals Co. Ltd.	1,000	18,724	8.9
Premier Investment Corp.	418	617,925	294.1
Press Kogyo Co. Ltd.	21,400	70,443	33.5
Prestige International, Inc.	2,000	18,128	8.6
Rakus Co. Ltd.	4,800	76,270	36.3
Relo Group, Inc.	2,600	69,430	33.0
Riken Corp.	800	25,774	12.3
Rock Field Co. Ltd.	17,900	235,709	112.2
Roland DG Corp.	5,300	95,840	45.6
Royal Holdings Co. Ltd.	6,000	131,152	62.4
Ryobi Ltd.	2,700	43,729	20.8
Ryosan Co. Ltd.	2,900	67,070	31.9
Sac’s Bar Holdings, Inc.	900	7,053	3.4
Sakata INX Corp.	4,400	45,923	21.9
Sangetsu Corp.	14,100	248,844	118.4
Sankyu, Inc.	2,100	103,543	49.3
Sanshin Electronics Co. Ltd.	900	13,846	6.6
Sanwa Holdings Corp.	14,200	149,371	71.1
Sanyo Chemical Industries Ltd.	2,100	98,303	46.8
SCSK Corp.	5,300	284,061	135.2
Sekisui Plastics Co. Ltd.	5,800	40,826	19.4
Senko Group Holdings Co. Ltd.	27,100	216,670	103.1
Showa Sangyo Co. Ltd.	1,600	44,090	21.0
Sinanen Holdings Co. Ltd.	6,200	115,554	55.0
Sinko Industries Ltd.	6,800	105,601	50.3
Sintokogio Ltd.	3,700	31,569	15.0
SKY Perfect JSAT Holdings, Inc.	17,300	74,418	35.4
SMS Co. Ltd.	4,400	108,981	51.9
St Marc Holdings Co. Ltd.	16,000	334,773	159.3
Star Micronics Co. Ltd.	3,000	38,357	18.3
Starts Corp., Inc.	1,100	26,561	12.6
Studio Alice Co. Ltd.	800	14,126	6.7
Sugi Holdings Co. Ltd.	6,100	305,623	145.5
Sumitomo Forestry Co. Ltd.	5,400	74,985	35.7
Sumitomo Warehouse Co. Ltd.	3,700	47,937	22.8
Systena Corp.	7,900	132,547	63.1
Taikisha Ltd.	3,500	119,681	57.0
Takasago International Corp.	400	8,631	4.1
Tanseisha Co. Ltd.	9,000	101,165	48.2
Tenma Corp.	800	14,379	6.8
TIS, Inc.	3,000	180,229	85.8
Toho Holdings Co., Ltd.	13,800	283,406	134.9
Toho Zinc Co. Ltd.	6,800	116,394	55.4
Topre Corp.	4,900	74,374	35.4
Topy Industries Ltd.	5,700	92,426	44.0
TPR Co. Ltd.	9,400	153,863	73.2
Transcosmos, Inc.	4,700	121,385	57.8
TS Tech Co. Ltd.	1,700	46,720	22.2
Ube Industries Ltd.	19,500	391,385	186.3
Unipres Corp.	1,400	17,857	8.5
United Arrows Ltd.	7,100	188,804	89.9
Valor Holdings Co. Ltd.	20,100	351,263	167.2
Wowow, Inc.	900	22,303	10.6
YAMABIKO Corp.	4,100	40,032	19.1
YAMADA Consulting Group Co. Ltd.	4,400	60,078	28.6
Yamaguchi Financial Group, Inc.	16,400	98,731	47.0
Yamato Kogyo Co. Ltd.	1,700	41,186	19.6
Yamazen Corp.	8,100	75,046	35.7

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Yodogawa Steel Works Ltd.	11,200	$200,314	95.3%
Yokohama Reito Co. Ltd.	10,300	89,619	42.7
Yuasa Trading Co. Ltd.	1,600	51,334	24.4
Yumeshin Holdings Co. Ltd.	16,300	126,269	60.1
Yurtec Corp.	4,800	28,795	13.7
Yushin Precision Equipment Co. Ltd.	1,100	9,263	4.4
Zenrin Co. Ltd.	3,000	40,421	19.2

		23,306,781

Jordan
Hikma Pharmaceuticals PLC	2,452	59,209	28.2

Luxembourg
Corestate Capital Holding SA	665	29,169	13.9

Netherlands
Aalberts NV	10,567	461,361	219.6
ASM International NV	2,101	255,327	121.5
BE Semiconductor Industries NV	11,643	492,924	234.6
Corbion NV	2,387	82,702	39.4
Core Laboratories NV	4,050	142,276	67.7
Euronext NV	1,853	160,623	76.5
Fugro NV	11,989	125,913	59.9
Intertrust NV	19,747	351,720	167.4
Koninklijke BAM Groep NV	9,244	25,453	12.1
Vastned Retail NV	1,287	34,685	16.5

		2,132,984

Norway
Atea ASA	5,226	67,828	32.3
Entra ASA	6,069	103,573	49.3
Europris ASA	19,388	70,500	33.6
Fjordkraft Holding ASA	5,332	36,637	17.4
Kongsberg Gruppen ASA	12,603	195,938	93.3
Nordic Semiconductor ASA	7,864	50,107	23.9
Norway Royal Salmon ASA	6,192	158,470	75.4
SpareBank 1 Nord Norge	20,885	175,291	83.4
TGS Nopec Geophysical Co. ASA	909	23,105	11.0
Tomra Systems ASA	5,856	172,371	82.0

		1,053,820

Portugal
NOS SGPS SA	15,513	80,518	38.3
REN-Redes Energeticas Nacionais SGPS SA	9,286	28,138	13.4
Semapa-Sociedade de Investimento e Gestao	1,391	19,407	9.3

		128,063

Spain
Acerinox SA	32,709	318,444	151.6
Almirall SA	2,156	31,887	15.2
Cia de Distribucion Integral Logista Holdings SA	5,056	113,452	54.0
Construcciones y Auxiliar de Ferrocarriles SA	1,640	72,844	34.7
Ebro Foods SA	1,343	27,808	13.2
Faes Farma SA	15,227	82,982	39.5
Grupo Catalana Occidente SA	1,469	48,306	23.0
Merlin Properties Socimi SA	7,797	110,588	52.6

		806,311

Sweden
AAK AB	4,918	92,491	44.0
Axfood AB	5,441	112,819	53.7
Bilia AB, — A Shares	4,219	46,411	22.1
Bravida Holding AB	1,935	17,638	8.4
Catena AB	1,878	81,348	38.7
Cloetta AB, — B Shares	72,437	255,325	121.5
Dios Fastigheter AB	40,005	368,911	175.6

	Shares	Value	% of Basket Value

Sweden (continued)
Evolution Gaming Group AB	3,945	$121,829	58.0%
Hufvudstaden AB, A Shares	16,482	326,531	155.4
Inwido AB	2,284	17,191	8.2
Kungsleden AB	11,623	123,874	59.0
Lindab International AB	3,463	39,188	18.7
Peab AB	7,711	77,411	36.8
Ratos AB, Class B	1,016	3,569	1.7
Resurs Holding AB	25,556	141,442	67.3
Scandic Hotels Group AB	3,627	38,470	18.3
Sweco AB, — B Shares	2,495	96,346	45.9
Wallenstam AB, B Shares	10,749	140,755	67.0

		2,101,549

Switzerland
Allreal Holding AG, Registered Shares	257	53,364	25.4
Belimo Holding AG	29	203,332	96.8
Flughafen Zuerich AG, Registered Shares	116	20,196	9.6
Helvetia Holding AG	137	19,694	9.4
Landis+Gyr Group AG	313	28,685	13.7
Logitech International SA, Registered Shares	4,753	212,922	101.3
PSP Swiss Property AG, Registered Shares	5,839	882,897	420.2
Sulzer AG, Registered Shares	930	102,568	48.8
Sunrise Communications Group AG	2,073	171,196	81.5
Tecan Group AG	491	138,804	66.1
Valiant Holding AG	1,995	205,120	97.6
Valora Holding AG	425	113,084	53.8
VAT Group AG	1,034	156,079	74.3

		2,307,941

United Kingdom
Avast PLC	9,385	52,711	25.1
boohoo Group PLC	12,601	50,302	23.9
Bovis Homes Group PLC	15,335	279,448	133.0
Dechra Pharmaceuticals PLC	2,678	100,348	47.8
Dialog Semiconductor PLC	2,339	102,745	48.9
Diploma PLC	2,962	76,193	36.3
Drax Group PLC	12,517	44,958	21.4
Dunelm Group PLC	2,363	36,206	17.2
Essentra PLC	5,842	32,323	15.4
Forterra PLC	10,005	43,466	20.7
Frontier Developments PLC	266	4,960	2.4
Go-Ahead Group PLC	3,605	97,493	46.4
Greggs PLC	2,209	65,749	31.3
Hill & Smith Holdings PLC	2,492	46,618	22.2
HomeServe PLC	3,868	65,481	31.2
IMI PLC	5,542	80,557	38.3
John Wood Group PLC	10,392	51,439	24.5
Moneysupermarket.com Group PLC	42,432	182,141	86.7
Morgan Sindall Group PLC	3,082	74,558	35.5
National Express Group PLC	62,742	370,343	176.3
Rightmove PLC	80,613	698,636	332.5
Rotork PLC	11,775	47,181	22.4
Safestore Holdings PLC	38,975	414,305	197.2
Signature Aviation PLC	11,417	43,902	20.9
Softcat PLC	16,215	246,922	117.5
Spirent Communications PLC	45,390	132,762	63.2
Ultra Electronics Holdings PLC	637	18,993	9.0
Vesuvius PLC	14,077	80,861	38.5
Watkin Jones PLC	32,479	105,913	50.4

		3,647,514

United States
1-800-Flowers.com, Inc., Class A	7,979	121,201	57.7
AAR Corp.	531	22,610	10.8

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
ACADIA Pharmaceuticals, Inc.	2,672	$106,720	50.8%
ACCO Brands Corp.	436	3,767	1.8
Acushnet Holdings Corp.	656	20,316	9.7
Advanced Drainage Systems, Inc.	7,793	323,955	154.2
Affiliated Managers Group, Inc.	2,137	170,639	81.2
Alarm.com Holdings, Inc.	2,274	99,897	47.5
Albany International Corp., Class A	407	28,396	13.5
Alkermes PLC	1,607	27,978	13.3
Amalgamated Bank, Class A	2,197	37,876	18.0
AMN Healthcare Services, Inc.	1,237	83,349	39.7
AngioDynamics, Inc.	14,748	203,080	96.7
Applied Industrial Technologies, Inc.	454	29,315	14.0
Archrock, Inc.	18,827	157,205	74.8
Ares Commercial Real Estate Corp.	16,182	264,414	125.9
Ares Management Corp., Class A	1,417	51,097	24.3
Asbury Automotive Group, Inc.	1,485	143,228	68.2
Atkore International Group, Inc.	3,085	122,474	58.3
AZZ, Inc.	837	34,535	16.4
Bancorp, Inc.	1,517	17,946	8.5
BancorpSouth Bank	1,816	51,883	24.7
Bank OZK	11,480	312,026	148.5
Bar Harbor Bankshares	1,348	29,656	14.1
Barrett Business Services, Inc.	100	8,283	3.9
Bed Bath & Beyond, Inc.	1,778	25,337	12.1
Berkshire Hills Bancorp, Inc.	3,492	98,300	46.8
Bio-Techne Corp.	1,417	297,527	141.6
BioDelivery Sciences International, Inc.	3,251	17,068	8.1
BMC Stock Holdings, Inc.	5,550	161,977	77.1
Boston Beer Co., Inc., Class A	73	26,016	12.4
Bridge Bancorp, Inc.	1,319	40,032	19.1
Briggs & Stratton Corp.	3,743	13,737	6.5
Bruker Corp.	11,126	550,403	262.0
Builders FirstSource, Inc.	5,028	124,669	59.3
BWX Technologies, Inc.	7,277	462,744	220.2
Cabot Microelectronics Corp.	506	73,628	35.0
Calavo Growers, Inc.	2,236	171,300	81.5
Capital City Bank Group, Inc.	52	1,483	0.7
Cardiovascular Systems, Inc.	1,799	81,657	38.9
Cargurus, Inc.	1,274	45,418	21.6
Carlisle Cos., Inc.	2,206	344,643	164.0
Carriage Services, Inc.	2,072	49,044	23.3
Casella Waste Systems, Inc., Class A	2,211	113,181	53.9
Century Communities, Inc.	2,564	76,074	36.2
Cerus Corp.	16,441	65,928	31.4
CEVA, Inc.	1,357	37,114	17.7
Charles River Laboratories International, Inc.	1,058	163,546	77.8
Cheesecake Factory, Inc.	539	20,698	9.9
Chemed Corp.	820	382,973	182.3
ChemoCentryx, Inc.	437	18,538	8.8
Chuy’s Holdings, Inc.	1,337	32,823	15.6
Cinemark Holdings, Inc.	8,689	273,790	130.3
Cirrus Logic, Inc.	1,633	125,431	59.7
Clean Harbors, Inc.	2,989	245,756	117.0
CNO Financial Group, Inc.	1,014	17,836	8.5
Coherus Biosciences, Inc.	1,448	26,122	12.4
Columbus McKinnon Corp.	2,366	82,786	39.4
Comfort Systems USA, Inc.	4,981	231,118	110.0
CommVault Systems, Inc.	4,221	190,029	90.4
ConnectOne Bancorp, Inc.	7,340	173,297	82.5
Cooper-Standard Holdings, Inc.	1,112	29,490	14.0
Crocs, Inc.	1,319	50,003	23.8
CSG Systems International, Inc.	4,471	222,745	106.0

	Shares	Value	% of Basket Value

United States (continued)
Cutera, Inc.	1,216	$34,267	16.3%
Daktronics, Inc.	1,215	7,169	3.4
Del Taco Restaurants, Inc.	430	3,242	1.5
Denny’s Corp.	5,331	109,126	51.9
DiamondRock Hospitality Co.	14,859	143,687	68.4
Douglas Emmett, Inc.	4,160	172,640	82.2
Dunkin’ Brands Group, Inc.	7,492	585,050	278.5
Dycom Industries, Inc.	2,358	95,310	45.4
Eagle Materials, Inc.	1,247	113,689	54.1
elf Beauty, Inc.	4,477	70,199	33.4
Ellington Financial, Inc.	13,590	248,289	118.2
EMCOR Group, Inc.	4,941	406,002	193.2
Enanta Pharmaceuticals, Inc.	3,869	199,408	94.9
Encompass Health Corp.	368	28,347	13.5
Encore Wire Corp.	4,861	264,001	125.7
Enova International, Inc.	1,070	26,814	12.8
Ensign Group, Inc.	903	40,816	19.4
Entegris, Inc.	503	26,035	12.4
Essent Group Ltd.	4,921	244,131	116.2
Ethan Allen Interiors, Inc.	1,074	17,345	8.3
Everi Holdings, Inc.	4,418	55,225	26.3
Exantas Capital Corp.	35,031	423,174	201.4
Ezcorp, Inc., Class A	2,345	14,586	6.9
Fair Isaac Corp.	614	247,061	117.6
FB Financial Corp.	2,331	83,100	39.6
FBL Financial Group, Inc., Class A	1,483	79,756	38.0
Federal Agricultural Mortgage Corp., Class C	618	47,153	22.4
Federal Signal Corp.	3,415	109,826	52.3
Financial Institutions, Inc.	1,165	35,894	17.1
First American Financial Corp.	3,653	226,413	107.8
First Busey Corp.	4,046	103,173	49.1
First Defiance Financial Corp.	12,243	359,822	171.3
First Horizon National Corp.	7,333	117,328	55.8
First Interstate Bancsystem, Inc., Class A	1,729	66,567	31.7
Five9, Inc.	1,639	117,565	56.0
Flushing Financial Corp.	6,055	120,313	57.3
FNB Corp.	12,801	149,388	71.1
FormFactor, Inc.	9,271	234,649	111.7
Foundation Building Materials, Inc.	2,426	43,256	20.6
Franklin Covey Co.	3,639	115,720	55.1
Freshpet, Inc.	2,019	126,955	60.4
frontdoor, Inc.	401	17,075	8.1
G-III Apparel Group Ltd.	1,432	38,965	18.5
GATX Corp.	3,578	272,393	129.6
Genesco, Inc.	716	28,153	13.4
GenMark Diagnostics, Inc.	6,907	37,229	17.7
Glaukos Corp.	955	53,719	25.6
Globus Medical, Inc., Class A	3,452	180,471	85.9
Goodyear Tire & Rubber Co.	1,529	20,076	9.6
Green Brick Partners, Inc.	3,163	36,659	17.5
H&E Equipment Services, Inc.	4,536	122,971	58.5
Haemonetics Corp.	762	81,831	39.0
Hanger, Inc.	770	18,811	9.0
Harsco Corp.	1,350	20,115	9.6
Heartland Financial USA, Inc.	6,216	304,025	144.7
Heidrick & Struggles International, Inc.	2,772	78,780	37.5
Herc Holdings, Inc.	1,943	77,953	37.1
Heritage Commerce Corp.	11,386	132,078	62.9
Heska Corp.	237	23,745	11.3
Hill-Rom Holdings, Inc.	2,847	303,177	144.3
Hillenbrand, Inc.	3,535	102,621	48.8
Hilltop Holdings, Inc.	2,338	52,932	25.2

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Hooker Furniture Corp.	2,213	$54,528	26.0%
Horizon Bancorp	3,578	60,540	28.8
Hostess Brands, Inc.	6,493	87,136	41.5
Hubbell, Inc.	2,269	324,989	154.7
ICF International, Inc.	5,925	518,971	247.0
Independent Bank Corp.	13,560	289,913	138.0
Ingevity Corp.	799	52,111	24.8
Inphi Corp.	553	42,006	20.0
Insight Enterprises, Inc.	2,293	151,040	71.9
Installed Building Products, Inc.	2,421	179,469	85.4
Integra LifeSciences Holdings Corp.	1,604	88,284	42.0
InterDigital, Inc.	460	25,415	12.1
Investors Bancorp, Inc.	22,747	274,897	130.8
Ironwood Pharmaceuticals, Inc.	3,222	38,922	18.5
ITT, Inc.	679	45,547	21.7
K12, Inc.	5,494	88,673	42.2
Kaiser Aluminum Corp.	258	25,839	12.3
Kearny Financial Corp.	6,899	85,203	40.6
Kelly Services, Inc., Class A	1,289	22,893	10.9
Kilroy Realty Corp.	2,544	210,058	100.0
Kimball International, Inc., Class B	1,283	24,095	11.5
Knoll, Inc.	872	21,591	10.3
Knowles Corp.	2,961	58,421	27.8
Kraton Corp.	2,290	37,671	17.9
Kronos Worldwide, Inc.	1,375	14,905	7.1
La-Z-Boy, Inc.	2,565	78,592	37.4
Lakeland Bancorp, Inc.	2,472	40,145	19.1
Legg Mason, Inc.	584	22,864	10.9
LHC Group, Inc.	134	19,531	9.3
Lithia Motors, Inc., Class A	315	42,727	20.3
LivePerson, Inc.	1,977	81,077	38.6
Manhattan Associates, Inc.	4,982	425,762	202.6
ManTech International Corp., Class A	642	51,540	24.5
MarineMax, Inc.	175	3,488	1.7
Marten Transport Ltd.	5,791	120,221	57.2
Masimo Corp.	1,647	280,978	133.7
MasTec, Inc.	891	51,455	24.5
Materion Corp.	2,257	122,555	58.3
MAXIMUS, Inc.	1,298	93,132	44.3
McGrath RentCorp	1,231	95,181	45.3
MDU Resources Group, Inc.	2,547	75,417	35.9
Mercantile Bank Corp.	2,359	77,304	36.8
Merchants Bancorp	381	7,498	3.6
Meridian Bancorp, Inc.	13,257	238,493	113.5
Meritage Homes Corp.	1,935	137,308	65.4
Midland States Bancorp, Inc.	6,289	166,155	79.1
Mobile Mini, Inc.	5,547	231,532	110.2
MobileIron, Inc.	944	4,503	2.1
Model N, Inc.	7,091	221,168	105.3
Monolithic Power Systems, Inc.	419	71,720	34.1
MSC Industrial Direct Co., Inc., Class A	2,192	149,209	71.0
MYR Group, Inc.	2,245	64,476	30.7
Natera, Inc.	731	25,592	12.2
NeoGenomics, Inc.	2,864	92,307	43.9
Nu Skin Enterprises, Inc., Class A	1,320	43,019	20.5
NuVasive, Inc.	1,503	115,911	55.2
Oceaneering International, Inc.	4,999	62,038	29.5
OPKO Health, Inc.	7,768	11,264	5.4
Opus Bank	11,819	314,799	149.8
Orthofix Medical, Inc.	2,175	94,091	44.8
Otter Tail Corp.	4,540	243,162	115.7
PacWest Bancorp	9,736	341,247	162.4

	Shares	Value	% of Basket Value

United States (continued)
Park Hotels & Resorts, Inc.	10,246	$224,797	107.0%
Park-Ohio Holdings Corp.	1,086	31,928	15.2
Patrick Industries, Inc.	846	43,890	20.9
Paylocity Holding Corp.	921	130,681	62.2
PDF Solutions, Inc.	577	9,094	4.3
Peapack Gladstone Financial Corp.	7,328	214,197	102.0
Peoples Bancorp, Inc.	8,014	260,776	124.1
Perdoceo Education Corp.	1,140	20,269	9.6
Perficient, Inc.	4,789	238,013	113.3
Pilgrim’s Pride Corp.	880	22,924	10.9
Pinnacle Financial Partners, Inc.	2,520	148,831	70.8
PolyOne Corp.	6,224	206,512	98.3
Pool Corp.	1,962	430,267	204.8
Power Integrations, Inc.	211	20,608	9.8
PRA Health Sciences, Inc.	264	26,746	12.7
PROS Holdings, Inc.	957	57,420	27.3
Q2 Holdings, Inc.	1,505	131,221	62.5
QCR Holdings, Inc.	3,833	157,536	75.0
QTS Realty Trust, Inc., Class A	1,550	88,164	42.0
Qualys, Inc.	587	50,329	24.0
Quanta Services, Inc.	1,718	67,260	32.0
Radian Group, Inc.	6,709	164,303	78.2
RadNet, Inc.	4,488	101,294	48.2
Rapid7, Inc.	1,577	93,642	44.6
Rattler Midstream LP	6,010	90,691	43.2
RE/MAX Holdings, Inc., Class A	1,119	42,835	20.4
Reliance Steel & Aluminum Co.	2,332	267,714	127.4
Repligen Corp.	1,681	168,756	80.3
Republic First Bancorp, Inc.	281	896	0.4
Retrophin, Inc.	3,402	52,595	25.0
Rexnord Corp.	745	24,324	11.6
RMR Group, Inc., Class A	169	7,786	3.7
Rush Enterprises, Inc., Class A	2,479	106,597	50.7
Ruth’s Hospitality Group, Inc.	23,048	472,484	224.9
Ryman Hospitality Properties, Inc.	3,522	299,476	142.5
Sandy Spring Bancorp, Inc.	7,462	259,678	123.6
ScanSource, Inc.	1,758	61,337	29.2
Scotts Miracle-Gro Co.	1,128	138,451	65.9
SEACOR Holdings, Inc.	1,162	43,680	20.8
Select Medical Holdings Corp.	16,712	381,702	181.7
Sensient Technologies Corp.	3,707	221,493	105.4
Shoe Carnival, Inc.	685	24,564	11.7
Silgan Holdings, Inc.	5,655	174,513	83.1
Simulations Plus, Inc.	1,750	57,015	27.1
SiteOne Landscape Supply, Inc.	1,600	154,480	73.5
Skechers U.S.A., Inc., Class A	2,607	97,476	46.4
Solid Biosciences, Inc.	4,663	15,621	7.4
South State Corp.	1,061	80,222	38.2
Southwest Gas Holdings, Inc.	1,382	104,355	49.7
SP Plus Corp.	4,878	203,949	97.1
SPS Commerce, Inc.	3,776	214,590	102.1
Standex International Corp.	678	49,555	23.6
Steven Madden Ltd.	6,967	268,648	127.9
Stifel Financial Corp.	3,798	245,693	116.9
Summit Hotel Properties, Inc.	17,178	190,504	90.7
Summit Materials, Inc., Class A	1,006	22,102	10.5
Sunstone Hotel Investors, Inc.	2,107	26,717	12.7
SVMK, Inc.	1,137	20,068	9.6
Tactile Systems Technology, Inc.	353	19,835	9.4
Taylor Morrison Home Corp., Class A	3,340	86,439	41.1
TechTarget, Inc.	1,000	25,390	12.1
Telephone & Data Systems, Inc.	1,609	36,492	17.4

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Tempur Sealy International, Inc.	3,320	$304,178	144.8%
Teradata Corp.	1,960	47,706	22.7
Terex Corp.	2,043	51,790	24.7
Texas Roadhouse, Inc.	2,627	164,187	78.1
Tootsie Roll Industries, Inc.	742	25,310	12.0
TopBuild Corp.	1,206	138,099	65.7
TRI Pointe Group, Inc.	14,648	238,176	113.4
TriNet Group, Inc.	4,186	238,853	113.7
TriState Capital Holdings, Inc.	5,447	125,227	59.6
Trupanion, Inc.	1,207	38,527	18.3
TTEC Holdings, Inc.	1,125	44,685	21.3
U.S. Physical Therapy, Inc.	1,445	169,267	80.6
Univar Solutions, Inc.	1,371	29,545	14.1
Univest Financial Corp.	3,514	87,288	41.5
Valley National Bancorp	14,802	155,865	74.2
Valvoline, Inc.	2,165	45,638	21.7
Varex Imaging Corp.	1,464	40,480	19.3
Veracyte, Inc.	820	21,525	10.2
Vericel Corp.	2,582	42,345	20.2
Viavi Solutions, Inc.	9,729	137,179	65.3
Virtus Investment Partners, Inc.	395	48,597	23.1
Wabash National Corp.	11,346	131,614	62.6
Watsco, Inc.	1,438	250,097	119.0
WesBanco, Inc.	6,004	198,852	94.6
WESCO International, Inc.	7,128	345,066	164.2
Wingstop, Inc.	662	61,414	29.2
Wintrust Financial Corp.	294	18,604	8.9
WisdomTree Investments, Inc.	9,605	40,437	19.2
Wolverine World Wide, Inc.	1,447	45,682	21.7
Workiva, Inc.	471	21,426	10.2
Xenia Hotels & Resorts, Inc.	2,615	48,874	23.3
Zendesk, Inc.	1,155	99,792	47.5
Zumiez, Inc.	711	22,162	10.6

		33,670,867

Total Reference Entity — Long		90,336,229

Reference Entity — Short

Australia
Adelaide Brighton, Ltd.	(15,643)	(37,776)	(18.0)
Afterpay Ltd.	(639)	(15,957)	(7.6)
Bega Cheese Ltd.	(7,774)	(22,524)	(10.7)
Brickworks Ltd.	(1,792)	(23,687)	(11.3)
Castile Resources Pty Ltd.	(1,573)	(211)	(0.1)
Costa Group Holdings Ltd.	(45,985)	(83,694)	(39.8)
CSR Ltd.	(45,196)	(144,890)	(69.0)
Elders Ltd.	(19,365)	(95,286)	(45.3)
Estia Health Ltd.	(10,005)	(16,346)	(7.8)
G8 Education, Ltd.	(11,794)	(14,960)	(7.1)
GrainCorp Ltd.	(22,385)	(124,248)	(59.1)
Hansen Technologies Ltd.	(4,228)	(10,329)	(4.9)
Ingenia Communities Group	(65,343)	(209,080)	(99.5)
Mineral Resources Ltd.	(7,738)	(86,998)	(41.4)
NEXTDC Ltd.	(12,845)	(64,247)	(30.6)
Nufarm Ltd.	(2,924)	(10,665)	(5.1)
Orocobre Ltd.	(10,002)	(20,506)	(9.8)
Pact Group Holdings Ltd.	(12,480)	(22,868)	(10.9)
Platinum Asset Management Ltd.	(3,433)	(10,753)	(5.1)
Regis Healthcare Ltd.	(10,049)	(16,092)	(7.7)
Village Roadshow Ltd.	(4,692)	(12,625)	(6.0)
Western Areas Ltd.	(12,281)	(20,782)	(9.9)

	Shares	Value	% of Basket Value

Australia (continued)
Westgold Resources Ltd.	(6,294)	$(9,362)	(4.4	) %

		(1,073,886)

Austria
Agrana Beteiligungs AG	(1,634)	(34,794)	(16.6)
AT&S Austria Technologie & Systemtechnik AG	(4,843)	(106,832)	(50.9)
CA Immobilien Anlagen AG	(11,069)	(487,017)	(231.8)
FACC AG	(2,680)	(35,524)	(16.9)
Kapsch TrafficCom AG	(935)	(27,560)	(13.1)
Schoeller-Bleckmann Oilfield Equipment AG	(438)	(20,131)	(9.6)
Semperit AG Holding	(2,565)	(34,762)	(16.5)

		(746,620)

Bahamas
OneSpaWorld Holdings Ltd.	(8,829)	(132,523)	(63.1)

Belgium
Ackermans & van Haaren NV	(1,747)	(279,848)	(133.2)
AGFA-Gevaert NV	(38,430)	(188,895)	(89.9)
Akka Technologies	(1,760)	(122,201)	(58.2)
Bekaert SA	(1,529)	(38,817)	(18.5)
bpost SA	(3,075)	(30,644)	(14.6)
Cie d’Entreprises CFE	(3,876)	(422,659)	(201.2)
Econocom Group SA	(7,249)	(20,610)	(9.8)
Elia System Operator SA	(2,780)	(268,104)	(127.6)
Euronav NV	(7,253)	(72,067)	(34.3)
Exmar NV	(29,961)	(178,047)	(84.7)
Mithra Pharmaceuticals SA	(871)	(23,608)	(11.2)
Sofina SA	(1,106)	(253,023)	(120.4)
Tessenderlo Group SA	(4,360)	(146,691)	(69.8)

		(2,045,214)

Bermuda
Enstar Group Ltd.	(3,460)	(675,703)	(321.6)
Signet Jewelers Ltd.	(2,047)	(49,763)	(23.7)
Triton International Ltd.	(1,019)	(38,263)	(18.2)

		(763,729)

Canada
Canfor Corp.	(1,862)	(16,729)	(8.0)
Finning International, Inc.	(14,881)	(257,387)	(122.5)
Great Canadian Gaming Corp.	(12,222)	(368,027)	(175.2)
Hudson’s Bay Co.	(19,290)	(159,317)	(75.8)
MTY Food Group, Inc.	(1,205)	(52,620)	(25.0)
NFI Group, Inc.	(2,914)	(67,422)	(32.1)
Park Lawn Corp.	(3,886)	(87,768)	(41.8)
Westshore Terminals Investment Corp.	(4,415)	(53,644)	(25.5)
WPT Industrial Real Estate Investment Trust	(738)	(10,583)	(5.0)

		(1,073,497)

Cayman Islands
Global Indemnity Ltd.	(4,443)	(140,088)	(66.7)

Denmark
Ambu A/S, Class B	(5,585)	(101,939)	(48.5)
Bavarian Nordic A/S	(1,625)	(56,395)	(26.9)

		(158,334)

Finland
Adapteo OYJ	(2,497)	(29,092)	(13.9)
Cramo OYJ	(3,626)	(55,134)	(26.3)
F-Secure OYJ	(38,508)	(140,417)	(66.8)
Finnair OYJ	(29,558)	(172,562)	(82.1)
Konecranes OYJ	(5,931)	(178,778)	(85.1)
Metsa Board OYJ	(16,386)	(99,240)	(47.2)
Outokumpu OYJ	(52,202)	(179,319)	(85.4)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Finland (continued)
Sanoma OYJ	(7,354)	$(88,329)	(42.0	) %

		(942,871)

France
Air France-KLM	(125)	(1,158)	(0.6)
Beneteau SA	(9,779)	(104,884)	(49.9)
Boiron SA	(1,402)	(53,333)	(25.4)
Cellectis SA	(3,188)	(49,464)	(23.5)
CGG SA	(31,794)	(89,339)	(42.5)
Chargeurs SA	(2,447)	(46,108)	(21.9)
Eramet	(586)	(24,584)	(11.7)
Europcar Mobility Group	(20,081)	(81,449)	(38.8)
Guerbet	(345)	(13,334)	(6.4)
Jacquet Metal Service SA	(1,394)	(21,762)	(10.4)
LISI	(718)	(21,858)	(10.4)
Oeneo SA	(9,251)	(141,175)	(67.2)
Societe BIC SA	(287)	(19,400)	(9.2)
Synergie SA	(39)	(1,239)	(0.6)
Trigano SA	(393)	(37,265)	(17.7)

		(706,352)

Germany
ADO Properties SA	(1,775)	(54,881)	(26.1)
Aurubis AG	(637)	(34,658)	(16.5)
BayWa AG	(4,206)	(123,590)	(58.8)
CropEnergies AG	(3,077)	(34,359)	(16.4)
Eckert & Ziegler Strahlen- und Medizintechnik AG	(98)	(18,665)	(8.9)
HUGO BOSS AG	(567)	(26,786)	(12.8)
Jungheinrich AG	(867)	(19,036)	(9.1)
K+S AG	(8,633)	(83,779)	(39.9)
Krones AG	(499)	(37,681)	(17.9)
PATRIZIA AG	(9,108)	(217,423)	(103.5)
Rocket Internet SE	(17,034)	(398,990)	(189.9)
Siltronic AG	(1,666)	(178,457)	(84.9)
Sixt SE	(751)	(75,682)	(36.0)
Sixt SE	(285)	(19,769)	(9.4)
SMA Solar Technology AG	(539)	(19,846)	(9.4)
Suedzucker AG	(1,348)	(22,781)	(10.8)
VERBIO Vereinigte BioEnergie AG	(6,181)	(87,469)	(41.6)
Vossloh AG	(255)	(11,239)	(5.4)
zooplus AG	(65)	(5,854)	(2.8)

		(1,470,945)

Hong Kong
Luk Fook Holdings International Ltd.	(41,000)	(111,054)	(52.9)

Ireland
Cimpress PLC	(305)	(36,487)	(17.4)
COSMO Pharmaceuticals NV	(3,958)	(336,198)	(160.0)
Endo International PLC	(3,712)	(21,047)	(10.0)
Glanbia PLC	(5,100)	(59,559)	(28.4)
Greencore Group PLC	(6,229)	(20,202)	(9.6)

		(473,493)

Israel
Cellcom Israel Ltd.	(2,285)	(8,233)	(3.9)
Delek Automotive Systems Ltd.	(4,510)	(26,773)	(12.7)
Delek Group Ltd.	(80)	(10,258)	(4.9)
Gazit-Globe Ltd.	(19,578)	(226,587)	(107.9)
Harel Insurance Investments & Financial Services Ltd.	(24,260)	(165,788)	(78.9)
IDI Insurance Co. Ltd.	(8,698)	(291,699)	(138.8)
Isracard Ltd.	(35,628)	(131,243)	(62.5)
Israel Corp. Ltd.	(1,268)	(219,251)	(104.4)
Kornit Digital Ltd.	(483)	(20,180)	(9.6)

	Shares	Value	% of Basket Value

Israel (continued)
Paz Oil Co. Ltd.	(1,561)	$(189,331)	(90.1	) %
Sapiens International Corp. NV	(4,118)	(107,278)	(51.1)
Shufersal Ltd.	(44,915)	(280,320)	(133.4)
Tower Semiconductor Ltd.	(2,081)	(46,735)	(22.2)

		(1,723,676)

Italy
Aquafil SpA	(2,822)	(18,966)	(9.0)
Arnoldo Mondadori Editore SpA	(12,082)	(24,816)	(11.8)
Banca Monte dei Paschi di Siena SpA	(40,443)	(75,680)	(36.0)
Banca Popolare di Sondrio SCPA	(21,692)	(46,717)	(22.2)
Banco BPM SpA	(71,098)	(145,369)	(69.2)
Biesse SpA	(2,552)	(44,893)	(21.4)
BPER Banca	(3,188)	(14,642)	(7.0)
Cairo Communication SpA	(13,479)	(35,561)	(16.9)
Danieli & C Officine Meccaniche SpA	(576)	(9,454)	(4.5)
Danieli & C Officine Meccaniche SpA	(5,117)	(51,189)	(24.4)
De’ Longhi SpA	(2,123)	(40,004)	(19.1)
ERG SpA	(6,319)	(149,337)	(71.1)
Fila SpA	(41,364)	(587,920)	(279.8)
Freni Brembo SpA	(13,380)	(153,038)	(72.8)
Gruppo MutuiOnline SpA	(1,190)	(26,527)	(12.6)
Illimity Bank SpA	(1,740)	(17,802)	(8.5)
Immobiliare Grande Distribuzione SIIQ SpA	(3,258)	(21,654)	(10.3)
Juventus Football Club SpA	(121,442)	(153,021)	(72.8)
La Doria SpA	(2,192)	(21,539)	(10.3)
Maire Tecnimont SpA	(54,505)	(140,568)	(66.9)
OVS SpA	(50,206)	(95,550)	(45.5)
SAES Getters SpA	(1,061)	(34,014)	(16.2)
Saipem SpA	(8,568)	(35,520)	(16.9)
Salini Impregilo SpA	(36,805)	(59,718)	(28.4)
Societa Cattolica di Assicurazioni	(3,693)	(29,204)	(13.9)
Tamburi Investment Partners SpA	(17,287)	(130,370)	(62.1)
Tod’s SpA	(3,328)	(134,536)	(64.0)
Zignago Vetro SpA	(8,403)	(125,811)	(59.9)

		(2,423,420)

Japan
77 Bank Ltd.	(10,900)	(165,157)	(78.6)
Activia Properties, Inc.	(38)	(202,354)	(96.3)
Aeon Delight Co. Ltd.	(1,200)	(41,174)	(19.6)
AEON REIT Investment Corp.	(51)	(69,566)	(33.1)
Aichi Bank Ltd.	(1,100)	(33,854)	(16.1)
Aiful Corp.	(130,100)	(352,937)	(168.0)
AnGes, Inc.	(8,600)	(45,999)	(21.9)
Arata Corp.	(4,100)	(169,584)	(80.7)
Awa Bank Ltd.	(11,700)	(257,289)	(122.5)
Bank of Iwate Ltd.	(1,200)	(29,151)	(13.9)
Bank of Okinawa Ltd.	(9,200)	(292,865)	(139.4)
Bank of the Ryukyus Ltd.	(2,000)	(19,203)	(9.1)
Belc Co. Ltd.	(800)	(42,670)	(20.3)
Bic Camera, Inc.	(42,500)	(460,845)	(219.3)
Canon Marketing Japan, Inc.	(7,100)	(169,228)	(80.5)
Chofu Seisakusho Co. Ltd.	(3,000)	(63,671)	(30.3)
Chubu Shiryo Co. Ltd.	(5,000)	(77,298)	(36.8)
Chugoku Bank Ltd.	(49,500)	(469,226)	(223.3)
Chugoku Marine Paints Ltd.	(9,500)	(88,294)	(42.0)
Chukyo Bank Ltd.	(800)	(16,353)	(7.8)
CKD Corp.	(1,100)	(17,408)	(8.3)
cocokara fine, Inc.	(1,100)	(67,737)	(32.2)
Colowide Co. Ltd.	(14,700)	(298,063)	(141.9)
Comforia Residential REIT, Inc.	(186)	(612,819)	(291.7)
COOKPAD, Inc.	(20,700)	(62,057)	(29.5)

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Cosmo Energy Holdings Co. Ltd.	(6,700)	$(129,233)	(61.5	) %
Create Restaurants Holdings, Inc.	(32,100)	(668,927)	(318.4)
CYBERDYNE, Inc.	(13,900)	(67,048)	(31.9)
Cybozu, Inc.	(1,700)	(29,712)	(14.1)
Daibiru Corp.	(12,500)	(153,867)	(73.2)
Daisyo Corp.	(4,600)	(69,668)	(33.2)
Daiwabo Holdings Co. Ltd.	(3,100)	(172,583)	(82.1)
Dena Co. Ltd.	(24,300)	(399,636)	(190.2)
Digital Garage, Inc.	(4,800)	(175,034)	(83.3)
Earth Corp.	(5,400)	(288,547)	(137.3)
Enplas Corp.	(6,200)	(166,447)	(79.2)
euglena Co. Ltd.	(2,900)	(22,282)	(10.6)
Foster Electric Co. Ltd.	(5,400)	(80,251)	(38.2)
Fujibo Holdings, Inc.	(3,900)	(126,844)	(60.4)
Fujimi, Inc.	(1,300)	(35,308)	(16.8)
Fujitec Co. Ltd.	(24,700)	(402,327)	(191.5)
Fujitsu General, Ltd.	(21,400)	(478,428)	(227.7)
Fujiya Co. Ltd.	(18,100)	(362,667)	(172.6)
Fukuoka REIT Corp.	(13)	(22,486)	(10.7)
Fukushima Galilei Co. Ltd.	(4,700)	(168,395)	(80.2)
Fuyo General Lease Co. Ltd.	(1,100)	(68,611)	(32.7)
G-7 Holdings, Inc.	(1,600)	(36,226)	(17.2)
Gakken Holdings Co. Ltd.	(1,100)	(72,704)	(34.6)
Genky DrugStores Co. Ltd.	(4,600)	(83,242)	(39.6)
Giken Ltd.	(900)	(39,508)	(18.8)
GMO internet, Inc.	(9,000)	(172,527)	(82.1)
Godo Steel Ltd.	(4,000)	(103,700)	(49.4)
Gunosy, Inc.	(1,300)	(14,312)	(6.8)
Gurunavi, Inc.	(9,200)	(74,735)	(35.6)
Hachijuni Bank Ltd.	(22,200)	(84,794)	(40.4)
Haseko Corp.	(39,000)	(508,480)	(242.0)
Hazama Ando Corp.	(21,500)	(175,920)	(83.7)
Heiwa Real Estate Co. Ltd.	(8,500)	(250,505)	(119.2)
Hitachi Capital Corp.	(34,700)	(939,248)	(447.0)
Hitachi Zosen Corp.	(34,500)	(129,436)	(61.6)
Hodogaya Chemical Co. Ltd.	(3,300)	(111,836)	(53.2)
Hokkoku Bank Ltd.	(10,300)	(301,525)	(143.5)
Hokuhoku Financial Group, Inc.	(3,200)	(31,364)	(14.9)
Hosiden Corp.	(12,000)	(131,529)	(62.6)
Hosokawa Micron Corp.	(2,800)	(128,451)	(61.1)
Ichibanya Co. Ltd.	(400)	(20,896)	(9.9)
Ichigo, Inc.	(75,100)	(281,778)	(134.1)
Ichikoh Industries Ltd.	(13,900)	(86,475)	(41.2)
Idec Corp.	(6,200)	(110,301)	(52.5)
Inabata & Co. Ltd.	(3,200)	(42,831)	(20.4)
Invesco Office J-Reit, Inc.	(858)	(182,730)	(87.0)
Ishihara Sangyo Kaisha Ltd.	(9,300)	(77,958)	(37.1)
Istyle, Inc.	(4,100)	(17,548)	(8.4)
Iyo Bank Ltd.	(173,800)	(896,916)	(426.9)
Jaccs Co. Ltd.	(1,700)	(40,132)	(19.1)
Japan Aviation Electronics Industry, Ltd.	(7,200)	(127,634)	(60.8)
Japan Best Rescue System Co. Ltd.	(1,000)	(8,812)	(4.2)
Japan Investment Adviser Co. Ltd.	(3,800)	(59,471)	(28.3)
Japan Medical Dynamic Marketing, Inc.	(800)	(16,926)	(8.1)
Japan Steel Works, Ltd.	(7,900)	(141,413)	(67.3)
JCU Corp.	(4,200)	(119,159)	(56.7)
Jeol Ltd.	(3,600)	(115,889)	(55.2)
Joshin Denki Co. Ltd.	(2,900)	(63,524)	(30.2)
Juroku Bank Ltd.	(15,700)	(323,920)	(154.2)
Justsystems Corp.	(3,100)	(168,725)	(80.3)
K’s Holdings Corp.	(25,400)	(308,426)	(146.8)
Kadokawa Dwango	(19,400)	(324,389)	(154.4)

	Shares	Value	% of Basket Value

Japan (continued)
Kaken Pharmaceutical Co. Ltd.	(1,800)	$(94,917)	(45.2	) %
Kameda Seika Co. Ltd.	(4,400)	(196,185)	(93.4)
Kansai Mirai Financial Group, Inc.	(44,500)	(256,709)	(122.2)
Keihin Corp.	(30,200)	(705,939)	(336.0)
Keiyo Bank Ltd.	(7,700)	(40,697)	(19.4)
Keiyo Co. Ltd.	(3,800)	(18,733)	(8.9)
Kenedix Residential Next Investment Corp.	(49)	(97,317)	(46.3)
Kenko Mayonnaise Co. Ltd.	(300)	(6,723)	(3.2)
Key Coffee, Inc.	(15,300)	(317,023)	(150.9)
KH Neochem Co. Ltd.	(1,100)	(23,674)	(11.3)
Kintetsu Department Store Co. Ltd.	(6,600)	(215,974)	(102.8)
Kiyo Bank Ltd.	(39,600)	(565,768)	(269.3)
KNT-CT Holdings Co. Ltd.	(2,000)	(24,033)	(11.4)
Koei Tecmo Holdings Co. Ltd.	(14,700)	(385,954)	(183.7)
Koshidaka Holdings Co. Ltd.	(2,800)	(39,522)	(18.8)
Krosaki Harima Corp.	(2,300)	(136,434)	(64.9)
Kumiai Chemical Industry Co. Ltd.	(32,800)	(251,598)	(119.8)
Kurabo Industries Ltd.	(3,900)	(83,071)	(39.5)
KYB Corp.	(700)	(18,832)	(9.0)
Kyushu Financial Group, Inc.	(95,800)	(399,990)	(190.4)
LaSalle Logiport REIT	(166)	(267,927)	(127.5)
LEC, Inc.	(8,000)	(88,570)	(42.2)
LIXIL VIVA Corp.	(10,100)	(206,626)	(98.3)
Maeda Road Construction Co. Ltd.	(25,200)	(851,759)	(405.4)
Maruwa Co. Ltd/Aichi	(2,400)	(174,407)	(83.0)
Matsui Securities Co. Ltd.	(34,600)	(282,263)	(134.3)
Matsuyafoods Holdings Co. Ltd.	(7,200)	(311,590)	(148.3)
Megachips Corp.	(1,100)	(17,121)	(8.2)
Meiko Electronics Co. Ltd.	(4,100)	(65,390)	(31.1)
Meisei Industrial Co. Ltd.	(26,200)	(205,812)	(98.0)
Menicon Co. Ltd.	(3,400)	(152,273)	(72.5)
METAWATER Co. Ltd.	(1,100)	(42,325)	(20.1)
Micronics Japan Co. Ltd.	(700)	(8,071)	(3.8)
Mimasu Semiconductor Industry Co. Ltd.	(800)	(16,878)	(8.0)
Mitsubishi Logisnext Co. Ltd.	(7,200)	(108,442)	(51.6)
Mitsubishi Logistics Corp.	(22,300)	(564,985)	(268.9)
Mitsubishi Shokuhin Co. Ltd.	(22,800)	(658,448)	(313.4)
Mitsui E&S Holdings Co. Ltd.	(2,300)	(19,208)	(9.1)
Mitsui Fudosan Logistics Park, Inc.	(175)	(847,907)	(403.6)
Miura Co. Ltd.	(2,400)	(83,132)	(39.6)
Mizuho Leasing Co. Ltd.	(2,200)	(65,587)	(31.2)
MOS Food Services, Inc.	(34,700)	(958,591)	(456.3)
Nanto Bank Ltd.	(11,100)	(262,750)	(125.1)
NEC Networks & System Integration Corp.	(11,100)	(414,877)	(197.5)
Nextage Co. Ltd.	(3,300)	(31,100)	(14.8)
NHK Spring Co. Ltd.	(4,400)	(35,427)	(16.9)
Nichias Corp.	(5,000)	(119,178)	(56.7)
Nihon Nohyaku Co. Ltd.	(65,200)	(332,189)	(158.1)
Nippo Corp.	(5,200)	(127,579)	(60.7)
Nippon Chemi-Con Corp.	(8,100)	(122,428)	(58.3)
Nippon Denko Co. Ltd.	(3,500)	(5,127)	(2.4)
Nippon Gas Co. Ltd.	(1,800)	(56,920)	(27.1)
Nippon Kayaku Co. Ltd.	(3,600)	(42,214)	(20.1)
Nippon Sharyo Ltd.	(300)	(8,167)	(3.9)
Nippon Sheet Glass Co. Ltd.	(37,900)	(204,564)	(97.4)
Nippon Signal Co. Ltd.	(24,900)	(313,993)	(149.5)
Nippon Soda Co. Ltd.	(2,400)	(64,585)	(30.7)
Nippon Suisan Kaisha Ltd.	(3,200)	(17,451)	(8.3)
Nipro Corp.	(3,500)	(39,848)	(19.0)
Nishi-Nippon Financial Holdings, Inc.	(1,300)	(8,572)	(4.1)
Nissei ASB Machine Co. Ltd.	(400)	(13,508)	(6.4)
Nisshin Oillio Group Ltd.	(900)	(30,115)	(14.3)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Nisshinbo Holdings, Inc.	(43,100)	$(370,599)	(176.4	) %
Nissin Electric Co. Ltd.	(3,400)	(40,584)	(19.3)
Nissin Kogyo Co. Ltd.	(17,800)	(359,839)	(171.3)
Nitto Boseki Co. Ltd.	(2,700)	(112,024)	(53.3)
Nitto Kogyo Corp.	(17,200)	(356,065)	(169.5)
Nohmi Bosai Ltd.	(5,700)	(126,594)	(60.3)
Nojima Corp.	(7,000)	(138,080)	(65.7)
Ogaki Kyoritsu Bank Ltd.	(22,600)	(465,247)	(221.4)
Oita Bank Ltd.	(200)	(4,629)	(2.2)
Okuwa Co. Ltd.	(1,400)	(18,797)	(9.0)
One REIT, Inc.	(42)	(146,041)	(69.5)
Optorun Co. Ltd.	(3,100)	(81,129)	(38.6)
Organo Corp.	(3,200)	(200,456)	(95.4)
Orient Corp.	(181,000)	(278,141)	(132.4)
Oro Co. Ltd.	(1,234)	(38,057)	(18.1)
Osaka Steel Co. Ltd.	(1,400)	(20,195)	(9.6)
Pack Corp.	(2,400)	(84,492)	(40.2)
Paramount Bed Holdings Co. Ltd.	(2,000)	(82,792)	(39.4)
Parco Co. Ltd.	(25,500)	(429,372)	(204.4)
Pilot Corp.	(5,900)	(230,332)	(109.6)
Qol Holdings Co. Ltd.	(7,300)	(95,568)	(45.5)
Raito Kogyo Co. Ltd.	(12,800)	(179,320)	(85.4)
RENOVA, Inc.	(900)	(10,799)	(5.1)
Ricoh Leasing Co. Ltd.	(3,500)	(130,755)	(62.2)
Ringer Hut Co. Ltd.	(12,100)	(273,069)	(130.0)
Rokko Butter Co. Ltd.	(1,400)	(20,851)	(9.9)
Saizeriya Co. Ltd.	(1,400)	(30,632)	(14.6)
Sakai Moving Service Co. Ltd.	(4,000)	(222,809)	(106.1)
Sakata Seed Corp.	(13,000)	(415,486)	(197.8)
SanBio Co. Ltd.	(300)	(6,213)	(3.0)
Sansan, Inc.	(500)	(25,229)	(12.0)
Sanyo Denki Co. Ltd.	(2,400)	(116,835)	(55.6)
Sanyo Special Steel Co. Ltd.	(6,300)	(85,392)	(40.6)
Sapporo Holdings, Ltd.	(9,300)	(224,859)	(107.0)
Sawai Pharmaceutical Co. Ltd.	(5,500)	(357,421)	(170.1)
SBS Holdings, Inc.	(7,000)	(116,398)	(55.4)
SEC Carbon Ltd.	(100)	(7,635)	(3.6)
Senshu Ikeda Holdings, Inc.	(12,600)	(23,003)	(11.0)
Shibuya Corp.	(2,400)	(66,618)	(31.7)
Shiga Bank Ltd.	(65,600)	(1,574,822)	(749.6)
Shin-Etsu Polymer Co. Ltd.	(14,000)	(118,980)	(56.6)
Shinko Electric Industries Co. Ltd.	(3,400)	(39,910)	(19.0)
Shochiku Co. Ltd.	(3,700)	(500,935)	(238.4)
Showa Corp.	(18,100)	(373,532)	(177.8)
Sogo Medical Holdings Co. Ltd.	(1,900)	(35,706)	(17.0)
Sotetsu Holdings, Inc.	(6,100)	(163,025)	(77.6)
Sourcenext Corp.	(2,700)	(12,087)	(5.8)
Sumitomo Densetsu Co. Ltd.	(15,000)	(361,159)	(171.9)
Sumitomo Osaka Cement Co. Ltd.	(2,700)	(109,772)	(52.3)
Sushiro Global Holdings Ltd.	(1,300)	(109,093)	(51.9)
Taiyo Holdings Co. Ltd.	(8,600)	(363,795)	(173.2)
Takara Leben Real Estate Investment Corp.	(78)	(93,185)	(44.4)
Tamura Corp.	(47,000)	(274,502)	(130.7)
Tanaka Chemical Corp.	(5,000)	(37,937)	(18.1)
Teikoku Sen-I Co. Ltd.	(7,300)	(163,919)	(78.0)
Toagosei Co. Ltd.	(13,200)	(147,584)	(70.2)
Tocalo Co. Ltd.	(43,900)	(437,317)	(208.1)
Toda Corp.	(5,800)	(37,198)	(17.7)
Toei Animation Co. Ltd.	(4,700)	(225,229)	(107.2)
Toei Co. Ltd.	(1,000)	(138,093)	(65.7)
Tokai Carbon Co. Ltd.	(10,983)	(99,262)	(47.2)
Tokyo Ohka Kogyo Co. Ltd.	(3,500)	(145,006)	(69.0)

	Shares	Value	% of Basket Value

Japan (continued)
Tokyo Seimitsu Co. Ltd.	(1,100)	$(38,273)	(18.2	) %
TOMONY Holdings, Inc.	(146,500)	(486,498)	(231.6)
Tomy Co. Ltd.	(1,400)	(15,142)	(7.2)
Toppan Forms Co. Ltd.	(26,000)	(295,027)	(140.4)
Toshiba Machine Co. Ltd.	(14,400)	(440,236)	(209.5)
Toshiba TEC Corp.	(2,900)	(113,561)	(54.1)
Tosho Co. Ltd.	(1,700)	(33,081)	(15.7)
Toyo Construction Co. Ltd.	(17,800)	(84,319)	(40.1)
Toyo Tanso Co. Ltd.	(8,100)	(150,636)	(71.7)
Toyo Tire Corp.	(9,300)	(116,253)	(55.3)
Trusco Nakayama Corp.	(3,600)	(83,745)	(39.9)
Tsukishima Kikai Co. Ltd.	(3,000)	(39,660)	(18.9)
Universal Entertainment Corp.	(4,800)	(140,751)	(67.0)
Unizo Holdings Co. Ltd.	(6,400)	(325,452)	(154.9)
Uzabase, Inc.	(300)	(6,088)	(2.9)
Vector, Inc.	(2,400)	(27,284)	(13.0)
Wacoal Holdings Corp.	(9,900)	(263,521)	(125.4)
YA-MAN Ltd.	(1,900)	(11,332)	(5.4)
YAKUODO Holdings Co. Ltd.	(2,700)	(54,075)	(25.7)
Yamagata Bank Ltd.	(700)	(8,845)	(4.2)
Yellow Hat Ltd.	(9,500)	(151,230)	(72.0)
Yokogawa Bridge Holdings Corp.	(1,500)	(28,137)	(13.4)
Yoshinoya Holdings Co. Ltd.	(12,200)	(275,888)	(131.3)
ZERIA Pharmaceutical Co. Ltd.	(10,400)	(184,220)	(87.7)

		(42,193,654)

Luxembourg
B&M European Value Retail SA	(5,313)	(25,476)	(12.1)

Malta
Kindred Group PLC	(3,121)	(15,895)	(7.6)

Netherlands
Accell Group NV	(8,156)	(252,367)	(120.1)
AMG Advanced Metallurgical Group NV	(815)	(18,532)	(8.8)
Boskalis Westminster	(30,285)	(708,340)	(337.1)
Brack Capital Properties NV	(2,111)	(203,710)	(97.0)
ForFarmers NV	(3,091)	(20,226)	(9.6)
InterXion Holding NV	(5,305)	(461,694)	(219.8)
NSI NV	(641)	(34,976)	(16.6)
OCI NV	(7,106)	(122,410)	(58.3)
Shop Apotheke Europe NV	(212)	(10,733)	(5.1)
SIF Holding NV	(5,767)	(85,321)	(40.6)

		(1,918,309)

New Zealand
Air New Zealand Ltd.	(9,879)	(17,943)	(8.6)
Metlifecare Ltd.	(29,728)	(132,015)	(62.8)
Pushpay Holdings Ltd.	(5,268)	(15,212)	(7.2)
SKYCITY Entertainment Group Ltd.	(153,131)	(358,724)	(170.7)
Summerset Group Holdings Ltd.	(6,002)	(34,421)	(16.4)
Synlait Milk Ltd.	(1,474)	(8,322)	(4.0)
Z Energy Ltd.	(23,248)	(66,577)	(31.7)

		(633,214)

Norway
Adevinta ASA	(18,792)	(229,232)	(109.1)
Aker ASA, — A Shares	(394)	(21,730)	(10.4)
Axactor SE	(9,795)	(18,262)	(8.7)
FLEX LNG Ltd.	(242)	(1,977)	(0.9)
Norwegian Finans Holding ASA	(1,951)	(19,991)	(9.5)
XXL ASA	(1,048)	(1,336)	(0.6)

		(292,528)

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Portugal
Altri SGPS SA	(17,749)	$(109,550)	(52.2	) %
Corticeira Amorim SGPS SA	(7,833)	(93,996)	(44.7)
Mota-Engil SGPS SA	(28,734)	(53,815)	(25.6)

		(257,361)

Singapore
Kenon Holdings Ltd.	(13,246)	(273,764)	(130.3)
Keppel DC REIT	(240,000)	(396,067)	(188.5)
Wing Tai Holdings Ltd.	(15,600)	(22,864)	(10.9)

		(692,695)

South Africa
Mediclinic International PLC	(580)	(2,821)	(1.3)

Spain
Aedas Homes SA	(7,961)	(180,270)	(85.8)
Ence Energia y Celulosa SA	(14,206)	(57,468)	(27.4)
Fomento de Construcciones y Contratas SA	(10,717)	(133,358)	(63.5)
Grupo Empresarial San Jose SA	(11,064)	(79,145)	(37.7)
Masmovil Ibercom SA	(2,615)	(54,703)	(26.0)
Metrovacesa SA	(20,823)	(209,691)	(99.8)
Neinor Homes SA	(6,499)	(70,896)	(33.7)
Prosegur Cash SA	(18,466)	(31,452)	(15.0)
Sacyr SA	(64,191)	(184,009)	(87.6)
Sacyr SA	(1,239)	(3,558)	(1.7)
Solaria Energia y Medio Ambiente SA	(1,658)	(15,538)	(7.4)
Tubacex SA	(6,717)	(18,996)	(9.0)
Viscofan SA	(3,696)	(196,754)	(93.6)

		(1,235,838)

Sweden
Alimak Group AB	(2,406)	(33,090)	(15.7)
Attendo AB	(17,357)	(95,495)	(45.5)
Bonava AB, — B Shares	(2,911)	(26,040)	(12.4)
Bure Equity AB	(2,927)	(65,174)	(31.0)
Camurus AB	(2,258)	(23,502)	(11.2)
Cellavision AB	(449)	(15,555)	(7.4)
Collector AB	(33,423)	(105,049)	(50.0)
Eltel AB	(16,895)	(32,537)	(15.5)
Embracer Group AB	(23,252)	(194,077)	(92.4)
Getinge AB, Class B	(7,705)	(131,218)	(62.5)
Hansa Biopharma AB	(2,031)	(15,158)	(7.2)
Hoist Finance AB	(4,009)	(20,047)	(9.5)
Intrum AB	(7,485)	(207,378)	(98.7)
JM AB	(2,475)	(75,623)	(36.0)
Karo Pharma AB	(100,433)	(451,103)	(214.7)
LeoVegas AB	(12,975)	(39,894)	(19.0)
Mekonomen AB	(10,812)	(90,297)	(43.0)
Modern Times Group MTG AB, — B Shares	(16,715)	(166,718)	(79.3)
NCC AB, — B Shares	(20,304)	(379,294)	(180.5)
Oncopeptides AB	(4,488)	(64,614)	(30.8)
RaySearch Laboratories AB	(3,801)	(37,114)	(17.7)
Saab AB	(9,605)	(311,853)	(148.4)
SAS AB	(124,919)	(179,294)	(85.3)
SSAB AB, — B Shares	(35,250)	(101,470)	(48.3)
Svenska Cellulosa AB SCA, Class B	(13,337)	(133,439)	(63.5)
Tobii AB	(10,250)	(41,397)	(19.7)
Xvivo Perfusion AB	(1,961)	(35,525)	(16.9)

		(3,071,955)

Switzerland
Ascom Holding AG	(5,829)	(57,693)	(27.5)
Autoneum Holding AG	(472)	(54,342)	(25.9)
Basilea Pharmaceutica AG	(725)	(41,523)	(19.8)
Burckhardt Compression Holding AG	(94)	(25,764)	(12.3)

	Shares	Value	% of Basket Value

Switzerland (continued)
Coltene Holding AG	(572)	$(50,181)	(23.9	) %
Emmi AG	(19)	(18,444)	(8.8)
Feintool International Holding AG	(496)	(26,520)	(12.6)
Frasers Centrepoint Trust	(9,000)	(18,995)	(9.0)
Gurit Holding AG	(11)	(16,674)	(7.9)
Huber + Suhner AG	(1,098)	(81,809)	(38.9)
Leonteq AG	(7,907)	(295,527)	(140.7)
Medacta Group SA	(3,592)	(294,610)	(140.2)
Medartis Holding AG	(375)	(16,702)	(7.9)
Orascom Development Holding AG	(4,412)	(64,677)	(30.8)
Schweiter Technologies AG	(56)	(69,419)	(33.0)
Stadler Rail AG	(2,654)	(126,748)	(60.3)
Swissquote Group Holding SA	(1,354)	(81,791)	(38.9)
U-Blox Holding AG	(243)	(21,873)	(10.4)
Vetropack Holding AG	(9)	(27,004)	(12.9)
Vontobel Holding AG	(3,460)	(241,046)	(114.7)
VZ Holding AG	(318)	(112,746)	(53.7)
Ypsomed Holding AG	(799)	(115,990)	(55.2)

		(1,860,078)

Thailand
Fabrinet	(921)	(58,060)	(27.6)

United Kingdom
ASOS PLC	(1,468)	(59,570)	(28.4)
Babcock International Group PLC	(12,597)	(97,943)	(46.6)
Bellway PLC	(516)	(27,153)	(12.9)
Cairn Energy PLC	(24,815)	(55,430)	(26.4)
Capita PLC	(10,774)	(20,693)	(9.9)
Cardtronics PLC, Class A	(724)	(32,580)	(15.5)
Countryside Properties PLC	(8,991)	(57,938)	(27.6)
De La Rue PLC	(21,158)	(39,115)	(18.6)
Dignity PLC	(5,182)	(38,936)	(18.5)
Dixons Carphone PLC	(18,490)	(33,040)	(15.7)
DS Smith PLC	(28,855)	(129,371)	(61.6)
Equiniti Group PLC	(35,279)	(95,408)	(45.4)
Euromoney Institutional Investor PLC	(1,750)	(28,285)	(13.5)
Finablr PLC	(44,203)	(48,214)	(23.0)
Gulf Keystone Petroleum Ltd.	(7,110)	(17,426)	(8.3)
Hansteen Holdings PLC	(98,580)	(151,784)	(72.2)
IG Design Group PLC	(2,519)	(26,544)	(12.6)
John Laing Group PLC	(40,490)	(189,384)	(90.1)
John Menzies PLC	(4,985)	(28,404)	(13.5)
LondonMetric Property PLC	(7,621)	(22,925)	(10.9)
Marston’s PLC	(18,129)	(25,064)	(11.9)
Mitie Group PLC	(34)	(60)	0.0
Oxford Biomedica PLC	(5,268)	(42,086)	(20.0)
Paragon Banking Group PLC	(9,112)	(61,125)	(29.1)
Pennon Group PLC	(6,729)	(98,218)	(46.8)
PZ Cussons PLC	(8,415)	(21,379)	(10.2)
Quotient Ltd.	(7,022)	(52,349)	(24.9)
Renishaw PLC	(1,711)	(89,574)	(42.6)
Restaurant Group PLC	(24,783)	(42,113)	(20.0)
RPS Group PLC	(24,748)	(56,863)	(27.1)
Serica Energy PLC	(13,812)	(21,084)	(10.0)
Shaftesbury PLC	(3,201)	(38,000)	(18.1)
Stagecoach Group PLC	(19,405)	(34,977)	(16.7)
Stobart Group Ltd.	(9,846)	(13,262)	(6.3)
Stolt-Nielsen Ltd.	(2,914)	(37,700)	(17.9)
Superdry PLC	(3,245)	(16,446)	(7.8)
Ted Baker PLC	(3,795)	(11,195)	(5.3)
Telecom Plus PLC	(6,541)	(130,597)	(62.2)
Trainline PLC	(29,020)	(180,561)	(85.9)

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United Kingdom (continued)
Tronox Holdings PLC, Class A	(7,611)	$(64,389)	(30.7	) %
Tullow Oil PLC	(6,867)	(4,555)	(2.2)
Victrex PLC	(3,233)	(94,341)	(44.9)
Virgin Money UK PLC	(7,834)	(16,924)	(8.1)

		(2,353,005)

United States
3D Systems Corp.	(6,587)	(71,732)	(34.1)
8x8, Inc.	(3,999)	(74,461)	(35.4)
A10 Networks, Inc.	(2,172)	(14,791)	(7.0)
Aaron’s, Inc.	(401)	(23,803)	(11.3)
ABM Industries, Inc.	(1,757)	(67,012)	(31.9)
Acceleron Pharma, Inc.	(1,116)	(101,311)	(48.2)
Adient PLC	(875)	(22,496)	(10.7)
Aegion Corp.	(458)	(9,572)	(4.6)
Aerie Pharmaceuticals, Inc.	(3,442)	(70,492)	(33.6)
Aerovironment, Inc.	(629)	(41,898)	(19.9)
Agree Realty Corp.	(447)	(33,941)	(16.2)
Air Lease Corp.	(1,176)	(50,497)	(24.0)
Alamo Group, Inc.	(390)	(48,578)	(23.1)
Alexander’s, Inc.	(493)	(159,081)	(75.7)
Allakos, Inc.	(1,007)	(72,705)	(34.6)
Alpha & Omega Semiconductor Ltd.	(2,620)	(31,938)	(15.2)
Altair Engineering, Inc., Class A	(2,717)	(100,393)	(47.8)
Alteryx, Inc., Class A	(386)	(53,835)	(25.6)
Ambac Financial Group, Inc.	(6,704)	(143,667)	(68.4)
Ameresco, Inc., Class A	(5,172)	(99,251)	(47.2)
American Vanguard Corp.	(5,602)	(104,645)	(49.8)
Americold Realty Trust	(4,256)	(146,704)	(69.8)
Amphastar Pharmaceuticals, Inc.	(3,978)	(75,224)	(35.8)
Andersons, Inc.	(937)	(21,195)	(10.1)
Anterix, Inc.	(1,523)	(70,759)	(33.7)
Arcosa, Inc.	(108)	(4,725)	(2.2)
Argan, Inc.	(1,281)	(53,943)	(25.7)
ARMOUR Residential REIT, Inc.	(5,526)	(106,431)	(50.7)
Arrow Financial Corp.	(941)	(32,991)	(15.7)
Ashford Hospitality Trust, Inc.	(4,600)	(11,316)	(5.4)
Atrion Corp.	(47)	(33,802)	(16.1)
Avaya Holdings Corp.	(767)	(9,795)	(4.7)
Axcelis Technologies, Inc.	(1,814)	(43,808)	(20.9)
Axis Capital Holdings Ltd.	(6,316)	(405,803)	(193.1)
Axsome Therapeutics, Inc.	(362)	(31,429)	(15.0)
Balchem Corp.	(1,518)	(163,974)	(78.0)
Banc of California, Inc.	(1,360)	(21,706)	(10.3)
BancFirst Corp.	(490)	(28,322)	(13.5)
Boston Omaha Corp., Class A	(619)	(12,491)	(5.9)
Brady Corp., Class A	(585)	(32,391)	(15.4)
BrightView Holdings, Inc.	(337)	(5,325)	(2.5)
Brixmor Property Group, Inc.	(5,147)	(102,734)	(48.9)
Brookdale Senior Living, Inc.	(1,647)	(10,854)	(5.2)
Brunswick Corp.	(415)	(26,083)	(12.4)
Cal-Maine Foods, Inc.	(477)	(17,024)	(8.1)
Cass Information Systems, Inc.	(626)	(33,817)	(16.1)
Cato Corp., Class A	(1,865)	(29,915)	(14.2)
Cerence, Inc.	(931)	(19,877)	(9.5)
Change Healthcare, Inc.	(5,065)	(78,609)	(37.4)
Chase Corp.	(300)	(27,591)	(13.1)
Chefs’ Warehouse, Inc.	(1,452)	(52,853)	(25.2)
Churchill Downs, Inc.	(1,056)	(152,465)	(72.6)
Clearwater Paper Corp.	(1,763)	(49,717)	(23.7)
Clearway Energy, Inc., Class A	(1,502)	(31,076)	(14.8)
Cleveland-Cliffs, Inc.	(6,660)	(46,753)	(22.3)
Cloudera, Inc.	(1,882)	(19,366)	(9.2)

	Shares	Value	% of Basket Value

United States (continued)
CNX Resources Corp.	(3,201)	$(23,143)	(11.0	) %
Collegium Pharmaceutical, Inc.	(1,014)	(20,397)	(9.7)
Colony Credit Real Estate, Inc.	(703)	(8,752)	(4.2)
Columbia Financial, Inc.	(10,529)	(176,571)	(84.0)
Commerce Bancshares, Inc.	(7,089)	(479,642)	(228.3)
Commercial Metals Co.	(421)	(8,652)	(4.1)
Community Bank System, Inc.	(2,890)	(191,520)	(91.2)
Community Health Systems, Inc.	(5,004)	(21,467)	(10.2)
Consolidated Communications Holdings, Inc.	(1,313)	(6,342)	(3.0)
CoreLogic, Inc.	(1,829)	(85,049)	(40.5)
CorEnergy Infrastructure Trust, Inc.	(463)	(21,113)	(10.0)
Covetrus, Inc.	(2,150)	(26,445)	(12.6)
Cracker Barrel Old Country Store, Inc.	(2,245)	(343,328)	(163.4)
Credit Acceptance Corp.	(974)	(417,827)	(198.9)
Cree, Inc.	(947)	(44,026)	(21.0)
CryoLife, Inc.	(1,375)	(40,893)	(19.5)
CSW Industrials, Inc.	(1,807)	(137,115)	(65.3)
Cubic Corp.	(1,614)	(105,378)	(50.2)
Cushman & Wakefield PLC	(15,872)	(305,060)	(145.2)
CVR Energy, Inc.	(954)	(33,018)	(15.7)
Dave & Buster’s Entertainment, Inc.	(1,371)	(60,543)	(28.8)
Diamond Hill Investment Group, Inc.	(42)	(5,912)	(2.8)
Diversified Healthcare Trust	(1,376)	(10,623)	(5.1)
Dolby Laboratories, Inc., Class A	(1,372)	(95,135)	(45.3)
Donaldson Co., Inc.	(924)	(47,909)	(22.8)
Eagle Bancorp, Inc.	(449)	(19,621)	(9.3)
EchoStar Corp.	(1,871)	(74,662)	(35.5)
Enphase Energy, Inc.	(1,619)	(51,031)	(24.3)
Equitrans Midstream Corp.	(2,692)	(26,032)	(12.4)
Equity Bancshares, Inc., Class A	(710)	(19,071)	(9.1)
Equity Commonwealth	(3,071)	(100,698)	(47.9)
Etsy, Inc.	(1,335)	(65,161)	(31.0)
Evo Payments, Inc., Class A	(3,768)	(104,411)	(49.7)
ExlService Holdings, Inc.	(558)	(40,795)	(19.4)
Extreme Networks, Inc.	(3,148)	(18,573)	(8.8)
Farmer Brothers Co.	(680)	(8,146)	(3.9)
First Citizens BancShares, Inc., Class A	(217)	(114,320)	(54.4)
First Financial Bankshares, Inc.	(2,900)	(97,208)	(46.3)
First Solar, Inc.	(9,184)	(455,343)	(216.7)
Floor & Decor Holdings, Inc., Class A	(365)	(17,998)	(8.6)
Franklin Electric Co., Inc.	(1,198)	(69,113)	(32.9)
Fresh Del Monte Produce, Inc.	(1,026)	(32,196)	(15.3)
Front Yard Residential Corp.	(1,677)	(17,994)	(8.6)
FRP Holdings, Inc.	(87)	(4,119)	(2.0)
Gardner Denver Holdings, Inc.	(2,124)	(74,998)	(35.7)
Gates Industrial Corp. PLC	(12,721)	(158,631)	(75.5)
GCI Liberty, Inc., Class A	(3,884)	(284,231)	(135.3)
GCP Applied Technologies, Inc.	(987)	(21,931)	(10.4)
Genworth Financial, Inc., Class A	(11,812)	(48,429)	(23.0)
GEO Group, Inc.	(1,818)	(28,724)	(13.7)
German American Bancorp, Inc.	(2,100)	(71,799)	(34.2)
Global Net Lease, Inc.	(972)	(20,150)	(9.6)
GoPro, Inc., Class A	(5,098)	(20,086)	(9.6)
Gorman-Rupp Co.	(1,267)	(46,765)	(22.3)
Great Lakes Dredge & Dock Corp.	(1,619)	(16,951)	(8.1)
Grocery Outlet Holding Corp.	(692)	(22,656)	(10.8)
Guardant Health, Inc.	(269)	(20,455)	(9.7)
Hawaiian Electric Industries, Inc.	(13,081)	(639,792)	(304.5)
Hawkins, Inc.	(1,627)	(67,976)	(32.4)
Health Catalyst, Inc.	(583)	(19,035)	(9.1)
Healthcare Realty Trust, Inc.	(6,633)	(239,186)	(113.8)
Healthcare Services Group, Inc.	(1,662)	(42,547)	(20.3)

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Helios Technologies, Inc.	(1,347)	$(57,274)	(27.3	) %
Highwoods Properties, Inc.	(7,388)	(370,213)	(176.2)
Hyster-Yale Materials Handling, Inc.	(739)	(39,899)	(19.0)
II-VI, Inc.	(2,921)	(98,292)	(46.8)
Insteel Industries, Inc.	(1,992)	(44,561)	(21.2)
Interactive Brokers Group, Inc., Class A	(2,522)	(118,534)	(56.4)
Intrepid Potash, Inc.	(4,414)	(10,505)	(5.0)
iStar, Inc.	(4,359)	(63,467)	(30.2)
Jabil, Inc.	(1,058)	(41,146)	(19.6)
Jack in the Box, Inc.	(903)	(73,820)	(35.1)
JBG SMITH Properties	(10,649)	(431,817)	(205.5)
Kimball Electronics, Inc.	(1,432)	(23,170)	(11.0)
Kite Realty Group Trust	(3,341)	(57,465)	(27.4)
Kontoor Brands, Inc.	(2,539)	(96,837)	(46.1)
Kosmos Energy Ltd.	(13,473)	(68,847)	(32.8)
Krystal Biotech, Inc.	(454)	(23,726)	(11.3)
Lannett Co., Inc.	(2,102)	(17,110)	(8.1)
Laureate Education, Inc., Class A	(1,517)	(31,614)	(15.0)
Levi Strauss & Co., Class A	(2,633)	(51,712)	(24.6)
Liberty Latin America Ltd., Class A	(4,749)	(79,213)	(37.7)
Liberty Latin America Ltd., Class C	(3,138)	(52,875)	(25.2)
Liberty Media Corp-Liberty Braves	(975)	(28,421)	(13.5)
Lincoln Electric Holdings, Inc.	(1,769)	(157,759)	(75.1)
Lindsay Corp.	(1,775)	(177,553)	(84.5)
Loral Space & Communications, Inc.	(2,026)	(65,176)	(31.0)
Louisiana-Pacific Corp.	(4,555)	(139,747)	(66.5)
LTC Properties, Inc.	(3,677)	(169,730)	(80.8)
Macerich Co.	(61)	(1,361)	(0.6)
Mack-Cali Realty Corp.	(14,652)	(321,758)	(153.1)
Madison Square Garden Co., Class A	(160)	(47,390)	(22.6)
Madrigal Pharmaceuticals, Inc.	(479)	(39,767)	(18.9)
Matthews International Corp., Class A	(882)	(32,916)	(15.7)
MDC Holdings, Inc.	(1,149)	(48,419)	(23.0)
Mesa Laboratories, Inc.	(90)	(23,620)	(11.2)
MGE Energy, Inc.	(3,232)	(258,334)	(123.0)
Michaels Cos., Inc.	(1,590)	(7,839)	(3.7)
MicroStrategy, Inc., Class A	(1,648)	(250,545)	(119.2)
Middlesex Water Co.	(2,517)	(164,259)	(78.2)
Mimecast Ltd.	(1,353)	(69,044)	(32.9)
Monarch Casino & Resort, Inc.	(3,238)	(173,816)	(82.7)
Moog, Inc., Class A	(1,238)	(110,937)	(52.8)
Mr Cooper Group, Inc.	(1,535)	(19,003)	(9.0)
MTS Systems Corp.	(1,345)	(68,178)	(32.4)
Mueller Industries, Inc.	(1,693)	(49,385)	(23.5)
Murphy USA, Inc.	(2,164)	(221,096)	(105.2)
Myriad Genetics, Inc.	(248)	(6,857)	(3.3)
National HealthCare Corp.	(704)	(59,080)	(28.1)
Natus Medical, Inc.	(792)	(24,782)	(11.8)
NBT Bancorp, Inc.	(5,694)	(215,176)	(102.4)
Neogen Corp.	(823)	(55,363)	(26.3)
New York Times Co.	(889)	(28,457)	(13.5)
Newpark Resources, Inc.	(2,422)	(12,110)	(5.8)
NIC, Inc.	(4,862)	(95,927)	(45.7)
nLight, Inc.	(1,003)	(17,623)	(8.4)
Northern Oil and Gas, Inc.	(4,520)	(7,503)	(3.6)
Nutanix, Inc., Class A	(716)	(23,249)	(11.1)
NVE Corp.	(1,357)	(99,550)	(47.4)
O-I Glass, Inc.	(6,665)	(84,112)	(40.0)
Odonate Therapeutics, Inc.	(1,550)	(45,260)	(21.5)
One Liberty Properties, Inc.	(1,441)	(39,397)	(18.8)
Onto Innovation, Inc.	(734)	(27,848)	(13.3)
OrthoPediatrics Corp.	(1,062)	(48,778)	(23.2)

	Shares	Value	% of Basket Value

United States (continued)
Park National Corp.	(267)	$(25,357)	(12.1	) %
Pennsylvania Real Estate Investment Trust	(13,134)	(51,748)	(24.6)
PetIQ, Inc.	(3,280)	(97,580)	(46.4)
PGT Innovations, Inc.	(348)	(5,394)	(2.6)
Playa Hotels & Resorts NV	(17,065)	(119,796)	(57.0)
PlayAGS, Inc.	(444)	(4,564)	(2.2)
Portola Pharmaceuticals, Inc.	(3,163)	(40,455)	(19.3)
Post Holdings, Inc.	(1,486)	(155,391)	(74.0)
Powell Industries, Inc.	(425)	(17,540)	(8.3)
PQ Group Holdings, Inc.	(2,054)	(31,447)	(15.0)
Preferred Apartment Communities, Inc.	(1,859)	(21,899)	(10.4)
ProPetro Holding Corp.	(1,949)	(18,983)	(9.0)
Proto Labs, Inc.	(1,459)	(151,007)	(71.9)
Pure Storage, Inc., Class A	(7,687)	(136,829)	(65.1)
Quaker Chemical Corp.	(253)	(42,003)	(20.0)
RBC Bearings, Inc.	(147)	(22,860)	(10.9)
Red Robin Gourmet Burgers, Inc.	(663)	(21,793)	(10.4)
Red Rock Resorts, Inc., Class A	(7,190)	(176,227)	(83.9)
Redwood Trust, Inc.	(1,471)	(25,934)	(12.3)
Regis Corp.	(756)	(11,733)	(5.6)
Reliance Worldwide Corp. Ltd.	(19,368)	(57,618)	(27.4)
Renewable Energy Group, Inc.	(890)	(23,389)	(11.1)
Resideo Technologies, Inc.	(1,560)	(15,881)	(7.6)
Revance Therapeutics, Inc.	(932)	(20,849)	(9.9)
RLI Corp.	(1,936)	(180,067)	(85.7)
Ryerson Holding Corp.	(408)	(4,182)	(2.0)
Safety Insurance Group, Inc.	(486)	(44,751)	(21.3)
Saul Centers, Inc.	(1,792)	(88,489)	(42.1)
Schneider National, Inc., Class B	(1,480)	(32,960)	(15.7)
Scientific Games Corp., Class A	(140)	(3,478)	(1.7)
SeaWorld Entertainment, Inc.	(2,756)	(94,972)	(45.2)
Seritage Growth Properties	(7,033)	(258,252)	(122.9)
Service Corp. International	(7,188)	(344,665)	(164.0)
Shake Shack, Inc., Class A	(1,074)	(72,441)	(34.5)
SITE Centers Corp.	(1,486)	(18,887)	(9.0)
Skyline Champion Corp.	(867)	(24,926)	(11.9)
SMART Global Holdings, Inc.	(4,244)	(127,999)	(60.9)
SolarEdge Technologies, Inc.	(1,047)	(102,459)	(48.8)
SPIRE, Inc.	(4,954)	(417,721)	(198.8)
Spirit Airlines, Inc.	(3,809)	(156,436)	(74.5)
Spirit Realty Capital, Inc.	(2,037)	(107,513)	(51.2)
SPX FLOW, Inc.	(1,062)	(46,452)	(22.1)
St Joe Co.	(9,699)	(203,776)	(97.0)
Stamps.com, Inc.	(38)	(2,831)	(1.3)
Starwood Property Trust, Inc.	(1,389)	(35,642)	(17.0)
Stericycle, Inc.	(2,775)	(173,937)	(82.8)
STORE Capital Corp.	(2,380)	(93,415)	(44.5)
SunPower Corp.	(1,307)	(11,136)	(5.3)
Sunrun, Inc.	(1,594)	(27,146)	(12.9)
Syneos Health, Inc.	(593)	(36,387)	(17.3)
Tabula Rasa HealthCare, Inc.	(378)	(21,951)	(10.4)
Talos Energy, Inc.	(1,074)	(23,564)	(11.2)
Tandem Diabetes Care, Inc.	(308)	(23,420)	(11.1)
Terreno Realty Corp.	(1,207)	(69,113)	(32.9)
TFS Financial Corp.	(7,356)	(150,283)	(71.5)
Toll Brothers, Inc.	(1,030)	(45,691)	(21.7)
Tompkins Financial Corp.	(440)	(37,880)	(18.0)
TPI Composites, Inc.	(876)	(18,177)	(8.7)
Tredegar Corp.	(1,609)	(32,743)	(15.6)
TreeHouse Foods, Inc.	(418)	(18,643)	(8.9)
Tribune Publishing Co.	(684)	(8,591)	(4.1)
TriMas Corp.	(2,943)	(84,552)	(40.2)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Trinity Industries, Inc.	(3,139)	$(63,816)	(30.4	) %
Tupperware Brands Corp.	(11,105)	(69,517)	(33.1)
United States Lime & Minerals, Inc.	(740)	(66,415)	(31.6)
United States Steel Corp.	(6,143)	(55,717)	(26.5)
Uniti Group, Inc.	(1,831)	(11,590)	(5.5)
Urban Outfitters, Inc.	(3,304)	(84,582)	(40.3)
UroGen Pharma Ltd.	(1,186)	(34,880)	(16.6)
Urstadt Biddle Properties, Inc., Class A	(1,861)	(42,189)	(20.1)
US Foods Holding Corp.	(1,138)	(45,713)	(21.8)
USANA Health Sciences, Inc.	(161)	(9,934)	(4.7)
Verso Corp., Class A	(658)	(11,087)	(5.3)
Viad Corp.	(1,652)	(107,380)	(51.1)
ViewRay, Inc.	(12,768)	(39,836)	(19.0)
Viking Therapeutics, Inc.	(2,635)	(16,548)	(7.9)
Vishay Intertechnology, Inc.	(6,951)	(141,036)	(67.1)
Vishay Precision Group, Inc.	(2,945)	(101,720)	(48.4)

	Shares	Value	% of Basket Value

United States (continued)
Warrior Met Coal, Inc.	(5,555)	$(104,767)	(49.9	) %
WaVe Life Sciences Ltd.	(5,128)	(36,409)	(17.3)
WD-40 Co.	(853)	(159,357)	(75.8)
Westwood Holdings Group, Inc.	(1,984)	(55,711)	(26.5)
WEX, Inc.	(2,535)	(549,892)	(261.7)
White Mountains Insurance Group Ltd.	(149)	(166,466)	(79.2)
Willdan Group, Inc.	(680)	(22,528)	(10.7)
Winmark Corp.	(678)	(134,902)	(64.2)
World Fuel Services Corp.	(1,679)	(65,683)	(31.3)
WPX Energy, Inc.	(2,934)	(35,061)	(16.7)
Zuora, Inc., Class A	(4,211)	(62,112)	(29.6)

		(21,529,536)

Total Reference Entity — Short		(90,126,127)

Net Value of Reference Entity — Goldman Sachs & Co.		$210,102

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$1,552,244	$(5,915,237)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$964,600	$—	$—	$—	$964,600
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,552,244	—	—	—	1,552,244

	$—	$—	$2,516,844	$—	$—	$—	$2,516,844

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,726,410	$—	$—	$—	$2,726,410
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	5,915,237	—	—	—	5,915,237

	$—	$—	$8,641,647	$—	$—	$—	$8,641,647

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,746,071	$—	$—	$—	$3,746,071
Options purchased(a)	—	—	(1,994,048)	—	—	—	(1,994,048)
Options written	—	—	1,298,304	—	—	—	1,298,304
Swaps	—	—	(8,887,896)	—	—	—	(8,887,896)

	$—	$—	$(5,837,569)	$—	$—	$—	$(5,837,569)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$966,353	$—	$—	$—	$966,353
Swaps	—	—	(8,463,108)	—	—	—	(8,463,108)

	$—	$—	$(7,496,755)	$—	$—	$—	$(7,496,755)

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$103,437,855
Average notional value of contracts — short	$62,617,415
Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$—	(a)
Total Return Swaps:
Average notional value	$11,605,039

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$728,893	$1,410,463
Swaps — OTC(a)	1,552,244	5,915,237

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,281,137	$7,325,700
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(728,893)	(1,410,463)

Total derivative assets and liabilities subject to an MNA	$1,552,244	$5,915,237

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Goldman Sachs & Co.	$1,395,891	$(214,950)	$—	$(1,180,941)	$—
Morgan Stanley & Co. International	156,353	—	—	—	156,353

	$1,552,244	$(214,950)	$—	$(1,180,941)	$156,353

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Long/Short Equity Fund

Derivative Financial Instruments — Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Deutsche Bank A.G.	$13,218	$—	$—	$—	$13,218
Bank of America N.A.	4,509,325	—	—	(4,509,325)	—
Goldman Sachs & Co.	214,950	(214,950)	—	—	—
UBS AG	1,177,744	—	—	(1,177,744)	—

	$5,915,237	$(214,950)	$—	$(5,687,069)	$13,218

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Preferred Securities	$—	$—	$4,306,017	$4,306,017
U.S. Treasury Obligations	—	58,718,352	—	58,718,352
Short-Term Securities:
Money Market Fund	27,654,464	—	—	27,654,464
U.S. Treasury Obligations	—	436,509,835	—	436,509,835

	$27,654,464	$495,228,187	$4,306,017	$527,188,668

Derivative Financial Instruments(a)
Assets:
Equity contracts	$964,600	$1,552,244	$—	$2,516,844
Liabilities:
Equity contracts	(2,726,410)	(5,915,237)	—	(8,641,647)

	$(1,761,810)	$(4,362,993)	$—	$(6,124,803)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instruments.

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$104,372,968	$499,534,204
Investments at value — affiliated(c)	5,155,860	27,654,464
Cash	—	30,641,911
Cash pledged:
Collateral — OTC derivatives	—	10,040,000
Futures contracts	271,000	8,145,000
Foreign currency at value(d)	930,811	6,373,157
Receivables:
Investments sold	25,742	79
Securities lending income — affiliated	36	—
Capital shares sold	553,267	4,229,800
Dividends — affiliated	7,510	113,364
Dividends — unaffiliated	166,093	—
Interest — unaffiliated	—	3,408
From Manager	96,681	—
Variation margin on futures contracts	—	728,893
Unrealized appreciation on OTC swaps	33,989	1,552,244
Prepaid expenses	50,955	63,477

Total assets	111,664,912	589,080,001

LIABILITIES
Cash received as collateral for OTC derivatives	—	2,080,000
Cash collateral on securities loaned at value	492	—
Payables:
Administration fees	8,591	41,357
Capital shares redeemed	—	1,436,133
Distribution fees	2,520	18,125
Investment advisory fees	155,241	1,284,219
Trustees’ and Officer’s	5,436	6,640
Other accrued expenses	270,445	710,740
Recoupment of past waived fees	4,258	—
Variation margin on futures contracts	108,683	1,410,463
Unrealized depreciation on OTC swaps	27,088	5,915,237

Total liabilities	582,754	12,902,914

NET ASSETS	$111,082,158	$576,177,087

NET ASSETS CONSIST OF
Paid-in capital	$124,658,260	$627,326,221
Accumulated loss	(13,576,102)	(51,149,134)

NET ASSETS	$111,082,158	$576,177,087

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities  (unaudited) (continued)

January 31, 2020

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

NET ASSET VALUE

Institutional
Net assets	$13,297,076	$530,269,194

Shares outstanding(e)	1,289,973	45,772,359

Net asset value	$10.31	$11.58

Investor A
Net assets	$4,092,261	$32,098,987

Shares outstanding(e)	403,653	2,806,164

Net asset value	$10.14	$11.44

Investor C
Net assets	$1,785,973	$13,329,944

Shares outstanding(e)	184,214	1,216,870

Net asset value	$9.70	$10.95

Class K
Net assets	$91,906,848	$478,962

Shares outstanding(e)	8,919,102	41,261

Net asset value	$10.30	$11.61

(a) Investments at cost — unaffiliated	$99,659,108	$500,325,714
(b) Securities loaned at value	$474	$—
(c) Investments at cost — affiliated	$5,155,860	$27,654,464
(d) Foreign currency at cost	$934,516	$6,382,814
(e) Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

INVESTMENT INCOME
Dividends — affiliated	$46,331	$204,746
Dividends — unaffiliated	1,222,501	—
Interest — unaffiliated	—	4,804,205
Securities lending income — affiliated — net	132	—
Non-cash dividends — unaffiliated	109,218	—
Foreign taxes withheld	(143,061)	—

Total investment income	1,235,121	5,008,951

EXPENSES
Investment advisory	431,298	4,500,281
Professional	74,015	80,149
Custodian	66,875	112,407
Accounting services	33,792	98,273
Printing	29,935	35,796
Registration	29,055	51,435
Administration	22,913	126,292
Service and distribution — class specific	14,565	119,650
Administration — class specific	10,782	60,004
Trustees and Officer	6,392	10,168
Transfer agent — class specific	5,184	211,249
Recoupment of past waived and/or reimbursed fees — class specific	34	—
Miscellaneous	15,781	44,272

Total expenses	740,621	5,449,976
Less:
Fees waived and/or reimbursed by the Manager	(274,900)	(497,158)
Administration fees waived — class specific	(9,602)	(60,004)
Transfer agent fees waived and/or reimbursed	(890)	(61,340)

Total expenses after fees waived and/or reimbursed	455,229	4,831,474

Net investment income	779,892	177,477

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	13	53
Investments — affiliated	(26)	—
Investments — unaffiliated	(579)	(2,043,104)
Futures contracts	635,440	3,746,071
Foreign currency transactions	(95,836)	(44,292)
Options written	—	1,298,304
Swaps	5	(8,887,896)

	539,017	(5,930,864)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(163,959)	(966,353)
Foreign currency translations	16,177	77,766
Investments — unaffiliated	1,881,357	213,128
Swaps	(56,608)	(8,463,108)

	1,676,967	(9,138,567)

Net realized and unrealized gain (loss)	2,215,984	(15,069,431)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,995,876	$(14,891,954)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund		BlackRock Global Long/Short Equity Fund
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$779,892	$2,378,297	$177,477	$1,954,066
Net realized gain (loss)	539,017	(16,998,930)	(5,931,481)	37,590,725
Net change in unrealized appreciation (depreciation)	1,676,967	7,489,012	(9,137,950)	(9,206,278)

Net increase (decrease) in net assets resulting from operations	2,995,876	(7,131,621)	(14,891,954)	30,338,513

DISTRIBUTIONS(a)
Institutional	(298,493)	—	(34,641,431)	(5,220,529)
Investor A	(79,166)	—	(1,923,909)	(407,324)
Investor C	(9,325)	—	(858,199)	(103,706)
Class K	(2,033,150)	—	(24,794)	(3,097)

Decrease in net assets resulting from distributions to shareholders	(2,420,134)	—	(37,448,333)	(5,734,656)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,976,682	(77,284,727)	14,706,803	(40,385,376)

NET ASSETS
Total increase (decrease) in net assets	8,552,424	(84,416,348)	(37,633,484)	(15,781,519)
Beginning of period	102,529,734	186,946,082	613,810,571	629,592,090

End of period	$111,082,158	$102,529,734	$576,177,087	$613,810,571

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund

	Institutional
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$10.25		$10.59		$10.10		$9.76		$9.84	$10.34

Net investment income (loss)(a)	0.08		0.18		0.07		(0.12)		(0.14)	(0.17)
Net realized and unrealized gain (loss)	0.21		(0.52)		0.42		0.46		0.17	(0.33)

Net increase (decrease) from investment operations	0.29		(0.34)		0.49		0.34		0.03	(0.50)

Distributions(b)
From net investment income	(0.23)		—		—		—		—	—
From net realized gain	—		—		—		—		(0.11)	—

Total distributions	(0.23)		—		—		—		(0.11)	—

Net asset value, end of period	$10.31	(c)	$10.25		$10.59		$10.10		$9.76	$9.84

Total Return(d)
Based on net asset value	2.77	%(c)(e)	(3.21	)%(f)	4.85%		3.48	%(g)	0.34%	(4.84)%

Ratios to Average Net Assets(h)
Total expenses	1.37	%(i)	1.42	%(j)	1.28%		1.91%		1.85%	1.86%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.37	%(i)	1.39	%(j)	1.28%		1.90%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed	0.85	%(i)	0.92	%(j)	0.94%		1.70%		1.75%	1.75%

Net investment income (loss)	1.49	%(i)	1.83%		0.67%		(1.29)%		(1.49)%	(1.68)%

Supplemental Data
Net assets, end of period (000)	$13,297		$15,904		$32,775		$106,243		$177,981	$400,181

Portfolio turnover rate	73	%(k)	128	%(k)	111	%(k)	7	%(k)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments were adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of January 31, 2020.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	The Fund’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Fund’s total return would have been 3.38%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.07%	0.17%	0.18%	0.16%

(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.40%, 1.37% and 0.90%, respectively.

(k)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor A
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$10.07		$10.43		$9.97		$9.67		$9.78	$10.29

Net investment income (loss)(a)	0.06		0.17		0.14		(0.15)		(0.17)	(0.19)
Net realized and unrealized gain (loss)	0.21		(0.53)		0.32		0.45		0.17	(0.32)

Net increase (decrease) from investment operations	0.27		(0.36)		0.46		0.30		—	(0.51)

Distributions(b)
From net investment income	(0.20)		—		—		—		—	—
From net realized gain	—		—		—		—		(0.11)	—

Total distributions	(0.20)		—		—		—		(0.11)	—

Net asset value, end of period	$10.14	(c)	$10.07		$10.43		$9.97		$9.67	$9.78

Total Return(d)
Based on net asset value	2.62	%(c)(e)	(3.45	)%(f)	4.61%		3.10	%(f)	0.03%	(4.96)%

Ratios to Average Net Assets(g)
Total expenses	1.65	%(h)	1.69	%(i)	1.57%		2.22%		2.10%	2.03%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.65	%(h)	1.67	%(i)	1.55%		2.21%		2.08%	2.02%

Total expenses after fees waived and/or reimbursed	1.14	%(h)	1.17	%(i)	1.19%		1.99%		2.00%	1.95%

Net investment income (loss)	1.15	%(h)	1.74%		1.32%		(1.62)%		(1.74)%	(1.89)%

Supplemental Data
Net assets, end of period (000)	$4,092		$3,817		$5,454		$3,272		$12,239	$19,036

Portfolio turnover rate	73	%(j)	128	%(j)	111	%(j)	7	%(j)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments were adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of January 31, 2020.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.07%	0.17%	0.18%	0.16%

(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.67%, 1.65% and 1.15%, respectively.

(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor C
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$9.53		$9.95		$9.58		$9.36		$9.53	$10.11

Net investment income (loss)(a)	0.02		0.08		0.03		(0.21)		(0.23)	(0.27)
Net realized and unrealized gain (loss)	0.20		(0.50)		0.34		0.43		0.17	(0.31)

Net increase (decrease) from investment operations	0.22		(0.42)		0.37		0.22		(0.06)	(0.58)

Distributions(b)
From net investment income	(0.05)		—		—		—		—	—
From net realized gain	—		—		—		—		(0.11)	—

Total distributions	(0.05)		—		—		—		(0.11)	—

Net asset value, end of period	$9.70	(c)	$9.53		$9.95		$9.58		$9.36	$9.53

Total Return(d)
Based on net asset value	2.30	%(c)(e)	(4.22	)%(f)	3.86%		2.35	%(f)	(0.60)%	(5.74)%

Ratios to Average Net Assets(g)
Total expenses	2.49	%(h)	2.53	%(i)	2.38%		2.91%		2.85%	2.81%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.49	%(h)	2.53	%(i)	2.38%		2.91%		2.85%	2.80%

Total expenses after fees waived and/or reimbursed	1.90	%(h)	1.92	%(i)	1.94%		2.71%		2.74%	2.74%

Net investment income (loss)	0.41	%(h)	0.81%		0.25%		(2.30)%		(2.48)%	(2.67)%

Supplemental Data
Net assets, end of period (000)	$1,786		$2,280		$3,240		$3,823		$5,979	$9,181

Portfolio turnover rate	73	%(j)	128	%(j)	111	%(j)	7	%(j)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments were adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of January 31, 2020.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.07%	0.17%	0.18%	0.16%

(h)	Annualized.
(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 2.51%, 2.51% and 1.90%, respectively.

(j)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Class K
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31, 2019		Period from 01/25/18 (a) to 07/31/18

Net asset value, beginning of period	$10.26		$10.59		$12.14

Net investment income(b)	0.08		0.19		0.13
Net realized and unrealized gain (loss)	0.20		(0.52)		(1.68)

Net increase (decrease) from investment operations	0.28		(0.33)		(1.55)

Distributions from net investment income(c)	(0.24)		—		—

Net asset value, end of period	$10.30	(d)	$10.26		$10.59

Total Return(e)
Based on net asset value	2.69	%(d)(f)	(3.12	)%(g)	(12.77	)%(f)

Ratios to Average Net Assets(h)
Total expenses	1.34	%(i)	1.37	%(j)	1.32	%(i)(k)

Total expenses after fees waived and/or reimbursed	0.81	%(i)	0.87	%(j)	0.89%

Net investment income	1.48	%(i)	1.93%		2.33%

Supplemental Data
Net assets, end of period (000)	$91,907		$80,529		$145,476

Portfolio turnover rate	73	%(l)	128	%(l)	111	%(l)(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of January 31, 2020.

(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31, 2019	Period from 01/25/18 (a) to 07/31/18
Investments in underlying funds	0.01%	0.02%	0.07%

(i)	Annualized.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 0.84%, respectively.
(k)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.31%.
(l)	Excludes investments underlying the total return swaps.
(m)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund

	Institutional
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$12.67		$12.17		$11.62		$10.56	$11.92		$11.61

Net investment income (loss)(a)	0.17		0.05		(0.06)		(0.14)	(0.15)		(0.18)
Net realized and unrealized gain (loss)	(0.48)		0.57		0.61		1.20	(1.00)		0.50

Net increase (decrease) from investment operations	(0.31)		0.62		0.55		1.06	(1.15)		0.32

Distributions(b)
From net investment income	(0.04)		—		—		—	—		—
From net realized gain	(0.74)		(0.12)		—		—	(0.21)		(0.01)

Total distributions	(0.78)		(0.12)		—		—	(0.21)		(0.01)

Net asset value, end of period	$11.58		$12.67		$12.17		$11.62	$10.56		$11.92

Total Return(c)
Based on net asset value	(2.46	)%(d)	5.09%		4.73%		10.04%	(9.77)%		2.78%

Ratios to Average Net Assets(e)
Total expenses	1.77	%(f)	1.76%		1.73%		1.78%	1.68%		1.67%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.77	%(f)	1.76%		1.71%		1.78%	1.68%		1.67%

Total expenses after fees waived and/or reimbursed	1.57	%(f)	1.63%		1.66%		1.70%	1.62%		1.60%

Net investment income (loss)	2.78	%(f)	0.36%		(0.51)%		(1.28)%	(1.35)%		(1.53)%

Supplemental Data
Net assets, end of period (000)	$530,269		$546,561		$559,028		$544,301	$824,306		$1,496,484

Portfolio turnover rate	41	%(g)	7	%(g)	20	%(g)	—%	34	%(g)	17	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.13%	0.16%	0.18%	0.16%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor A
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$12.50		$12.03		$11.52		$10.49	$11.84		$11.57

Net investment income (loss)(a)	0.15		0.01		(0.10)		(0.17)	(0.18)		(0.21)
Net realized and unrealized gain (loss)	(0.46)		0.56		0.61		1.20	(0.99)		0.49

Net increase (decrease) from investment operations	(0.31)		0.57		0.51		1.03	(1.17)		0.28

Distributions(b)
From net investment income	(0.01)		—		—		—	—		—
From net realized gain	(0.74)		(0.10)		—		—	(0.18)		(0.01)

Total distributions	(0.75)		(0.10)		—		—	(0.18)		(0.01)

Net asset value, end of period	$11.44		$12.50		$12.03		$11.52	$10.49		$11.84

Total Return(c)
Based on net asset value	(2.49	)%(d)	4.79%		4.43%		9.82%	(10.02)%		2.44%

Ratios to Average Net Assets(e)
Total expenses	2.06	%(f)	2.04%		2.03%		2.10%	1.95%		1.93%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.06	%(f)	2.04%		1.95%		2.10%	1.94%		1.92%

Total expenses after fees waived and/or reimbursed	1.82	%(f)	1.88%		1.96%		1.98%	1.88%		1.86%

Net investment income (loss)	2.51	%(f)	0.12%		(0.84)%		(1.60)%	(1.61)%		(1.80)%

Supplemental Data
Net assets, end of period (000)	$32,099		$49,514		$49,180		$35,658	$122,464		$225,910

Portfolio turnover rate	41	%(g)	7	%(g)	20	%(g)	—%	34	%(g)	17	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.13%	0.16%	0.18%	0.16%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor C
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$11.99		$11.59		$11.18		$10.26	$11.63		$11.45

Net investment income (loss)(a)	0.10		(0.08)		(0.18)		(0.24)	(0.26)		(0.30)
Net realized and unrealized gain (loss)	(0.45)		0.54		0.59		1.16	(0.97)		0.49

Net increase (decrease) from investment operations	(0.35)		0.46		0.41		0.92	(1.23)		0.19

Distributions from net realized gain(b)	(0.69)		(0.06)		—		—	(0.14)		(0.01)

Net asset value, end of period	$10.95		$11.99		$11.59		$11.18	$10.26		$11.63

Total Return(c)
Based on net asset value	(2.91	)%(d)	4.02%		3.67%		8.97%	(10.66)%		1.69%

Ratios to Average Net Assets(e)
Total expenses	2.81	%(f)	2.79%		2.76%		2.81%	2.71%		2.70%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.81	%(f)	2.79%		2.72%		2.81%	2.71%		2.69%

Total expenses after fees waived and/or reimbursed	2.57	%(f)	2.63%		2.69%		2.72%	2.64%		2.63%

Net investment income (loss)	1.81	%(f)	(0.64)%		(1.58)%		(2.32)%	(2.37)%		(2.57)%

Supplemental Data
Net assets, end of period (000)	$13,330		$17,282		$21,168		$25,857	$62,597		$100,783

Portfolio turnover rate	41	%(g)	7	%(g)	20	%(g)	—%	34	%(g)	17	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.13%	0.16%	0.18%	0.16%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Class K
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,					Period from 03/28/16 (a) to 07/31/16
			2019		2018		2017

Net asset value, beginning of period	$12.69		$12.19		$11.63		$10.56	$11.02

Net investment income (loss)(b)	0.17		0.06		(0.01)		(0.14)	(0.04)
Net realized and unrealized gain (loss)	(0.47)		0.56		0.57		1.21	(0.42)

Net increase (decrease) from investment operations	(0.30)		0.62		0.56		1.07	(0.46)

Distributions(c)
From net investment income	(0.04)		—		—		—	—
From net realized gain	(0.74)		(0.12)		—		—	—

Total distributions	(0.78)		(0.12)		—		—	—

Net asset value, end of period	$11.61		$12.69		$12.19		$11.63	$10.56

Total Return(d)
Based on net asset value	(2.34	)%(e)	5.11%		4.82%		10.13%	(4.17	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.74	%(g)	1.72%		1.65%		1.70%	1.63%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.74	%(g)	1.72%		1.64%		1.70%	1.63%

Total expenses after fees waived and/or reimbursed	1.52	%(g)	1.57%		1.58%		1.63%	1.56%

Net investment income (loss)	2.76	%(g)	0.45%		(0.04)%		(1.32)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$479		$453		$217		$108	$52,455

Portfolio turnover rate	41	%(h)	7	%(h)	20	%(h)	—%	34	%(h)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20 (Unaudited)	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
		2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.13%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Long/Short Equity Fund	Global Long/Short Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of each Fund, effective as of April 30, 2020, from July 31 to April 30.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Advantage Emerging Markets values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2020, certain investments of Advantage Emerging Markets were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Advantage Emerging Markets’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$474	$(474)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Advantage Emerging Markets	Global Long/Short Equity
First $1 Billion	0.80%	1.50%
$1 Billion — $3 Billion	0.75	1.41
$3 Billion — $5 Billion	0.72	1.35
$5 Billion — $10 Billion	0.70	1.31
Greater than $10 Billion	0.68	1.28

With respect to Global Long/Short Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Advantage Emerging Markets	$5,188	$9,377	$14,565
Global Long/Short Equity	42,090	77,560	119,650

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$1,449	$415	$187	$8,731	$10,782
Global Long/Short Equity	55,046	3,367	1,551	40	60,004

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, Global Long/Short Equity paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Institutional
Global Long/Short Equity	$2,459

For the six months ended January 31, 2020, Advantage Emerging Markets did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$100	$184	$22	$74	$380
Global Long/Short Equity	645	306	155	—	1,106

For the six months ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$2,206	$1,317	$1,403	$258	$5,184
Global Long/Short Equity	184,859	18,245	8,087	58	211,249

Other Fees: For the six months ended January 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor A	$73	$3,924

For the six months ended January 31, 2020, affiliates received CDSCs as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor C	$12	$996

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 24, 2019 for Advantage Emerging Markets and November 27, 2019 for Global Long/Short Equity, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

Fees waived by the Manager
Advantage Emerging Markets	$1,989
Global Long/Short Equity	8,810

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

With respect to Advantage Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses, excluding dividend expense, interest expense, acquired fund fees and expenses, and certain other fund expenses, through November 30, 2020. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage Emerging Markets
Institutional	0.05%
Investor A	0.10
Investor C	0.10
Class K	0.01

With respect to Global Long/Short Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Global Long/Short Equity
Institutional	1.57%
Investor A	1.82
Investor C	2.57
Class K	1.52

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended January 31, 2020 the Manager waived and/or reimbursed Advantage Emerging Markets and Global Long/Short Equity $272,911 and $488,348, respectively, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed, respectively, in the Statements of Operations. For the six months ended January 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$682	$1	$188	$8,731	$9,602
Global Long/Short Equity	55,046	3,367	1,551	40	60,004

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$74	$—	$558	$258	$890
Global Long/Short Equity	47,246	9,827	4,209	58	61,340

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019 for Advantage Emerging Markets and effective December 20, 2019 for Global Long/Short Equity, the repayment arrangement between the Funds and the Manager pursuant to which such Funds may be required to repay amounts waived and/or reimbursed under the Funds’ contractual caps on net expenses was terminated.

For the six months ended January 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Emerging Markets:

Advantage Emerging Markets
Investor A	$34

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019 and December 20, 2019, respectively:

Advantage Emerging Markets
Fund Level	$1,298,948
Institutional	66,642
Investor A	1,941
Investor C	7,366
Class K	41,645

Global Long/Short Equity
Fund Level	$965,045
Institutional	351,458
Investor A	40,630
Investor C	19,803
Class K	463

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2020, Advantage Emerging Markets paid BIM $25 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Purchases	$81,199,914	$45,996,122
Sales	73,258,121	72,341,029

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2019, Advantage Emerging Markets had capital loss carryforward of $16,252,873 with no expiration dates, available to offset future realized capital gains.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Tax cost	$107,123,965	$527,988,801

Gross unrealized appreciation	$10,637,226	$3,476,879
Gross unrealized depreciation	(8,576,018)	(10,401,815)

Net unrealized appreciation (depreciation)	$2,061,208	$(6,924,936)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Advantage Emerging Markets invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

From time to time and in recent months, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/20		Year Ended 07/31/19
Advantage Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	42,088	$434,596	679,066	$6,836,422
Shares issued in reinvestment of distributions	25,009	264,098	—	—
Shares redeemed	(328,732)	(3,377,857)	(2,222,832)	(22,108,842)

Net decrease	(261,635)	$(2,679,163)	(1,543,766)	$(15,272,420)

Investor A
Shares sold	54,904	$530,754	184,254	$1,895,000
Shares issued in reinvestment of distributions	7,600	78,960	—	—
Shares redeemed	(37,749)	(383,084)	(328,128)	(3,161,389)

Net increase (decrease)	24,755	$226,630	(143,874)	$(1,266,389)

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/20		Year Ended 07/31/19
Advantage Emerging Markets	Shares	Amount	Shares	Amount

Investor C
Shares sold	2,085	$20,532	6,834	$62,855
Shares issued in reinvestment of distributions	897	8,915	—	—
Shares redeemed	(57,961)	(526,317)	(93,436)	(854,036)

Net decrease	(54,979)	$(496,870)	(86,602)	$(791,181)

Class K
Shares sold	2,335,224	$24,155,186	4,600,094	$45,101,567
Shares issued in reinvestment of distributions	192,716	2,033,150	—	—
Shares redeemed	(1,459,372)	(15,262,251)	(10,485,440)	(105,056,304)

Net increase (decrease)	1,068,568	$10,926,085	(5,885,346)	$(59,954,737)

Total Net Increase (Decrease)	776,709	$7,976,682	(7,659,588)	$(77,284,727)

	Six Months Ended 01/31/20		Year Ended 07/31/19
Global Long/Short Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,528,023	$139,024,660	15,050,878	$186,626,984
Shares issued in reinvestment of distributions	2,010,045	23,115,520	270,407	3,293,554
Shares redeemed	(10,916,774)	(130,440,124)	(18,097,432)	(224,453,776)

Net increase (decrease)	2,621,294	$31,700,056	(2,776,147)	$(34,533,238)

Investor A
Shares sold	617,435	$7,248,645	675,932	$8,269,287
Shares issued in reinvestment of distributions	165,471	18,79,752	33,587	404,392
Shares redeemed	(1,936,558)	(23,587,826)	(836,781)	(10,217,483)

Net decrease	(1,153,652)	$(14,459,429)	(127,262)	$(1,543,804)

Investor C
Shares sold	39,217	$453,614	196,342	$2,300,717
Shares issued in reinvestment of distributions	75,994	827,570	8,705	100,982
Shares redeemed	(339,656)	(3,875,995)	(589,686)	(6,931,926)

Net decrease	(224,445)	$(2,594,811)	(384,639)	$(4,530,227)

Class K
Shares sold	21,846	$256,846	38,310	$480,954
Shares issued in reinvestment of distributions	2,152	24,794	254	3,097
Shares redeemed	(18,464)	(220,653)	(20,617)	(262,158)

Net increase	5,534	$60,987	17,947	$221,893

Total Net increase (decrease)	1,248,731	$14,706,803	(3,270,101)	$(40,385,376)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees the “Board” of BlackRock FundsSM, on behalf of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	89

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Global Long/Short Equity

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	91

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Change in Independent Registered Public Accounting Firm

In connection with the Funds’ change in their fiscal year-end, the Audit Committee of the Funds’ Board of Trustees approved a recommendation to change the independent registered public accounting firm from PricewaterhouseCoopers LLP (“PwC”) to Deloitte & Touche LLP (“D&T”) for the year ending April 30, 2020. Effective March 16, 2020, PwC was dismissed as the independent registered public accounting firm to the Funds. PwC’s reports on the Funds’ financial statements for the fiscal periods ended July 31, 2019 and July 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Funds’ fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Funds’ fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, neither the Funds, nor anyone on their behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

S&P	Standard and Poor’s

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-1/20-SAR

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Russell Mid-Cap Index Fund
•	iShares Russell Small/Mid-Cap Index Fund
•	iShares Total U.S. Stock Market Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 5.13%, Investor A Shares returned 5.11%, and Class K Shares returned 5.13%. The benchmark Russell Midcap® Index (the “Index”) returned 5.21% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted in August for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	iShares Russell Mid-Cap Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	5.13%	16.79%	8.85%
Investor A	5.11	16.47	8.60
Class K	5.13	16.81	8.92
Russell Midcap® Index(d)	5.21	16.89	8.88

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(c)	The Fund commenced operations on May 13, 2015.
(d)

A float-adjusted capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.30	$0.52	$1,000.00	$1,024.63	$0.51	0.10%
Investor A	1,000.00	1,051.10	1.80	1,000.00	1,023.38	1.78	0.35
Class K	1,000.00	1,051.30	0.36	1,000.00	1,024.79	0.36	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2020	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 3.83%, Investor A Shares returned 3.71%, and Class K Shares returned 3.85%. The benchmark Russell 2500TM Index (the “Index”) returned 3.89% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted in August for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	iShares Russell Small/Mid-Cap Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	3.83%	12.14%	8.79%
Investor A	3.71	11.90	8.54
Class K	3.85	12.20	8.83
Russell 2500™ Index(d)	3.89	12.25	8.82

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500TM Index.
(c)	The Fund commenced operations on August 13, 2015.
(d)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.30	$0.61	$1,000.00	$1,024.53	$0.61	0.12%
Investor A	1,000.00	1,037.10	1.79	1,000.00	1,023.38	1.78	0.35
Class K	1,000.00	1,038.50	0.36	1,000.00	1,024.79	0.36	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of January 31, 2020	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 8.61%, Investor A Shares returned 8.51%, and Class K Shares returned 8.64%. The benchmark Russell 3000® Index (the “Index”) returned 8.63% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted in August for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	iShares Total U.S. Stock Market Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	8.61%	20.57%	11.97%
Investor A	8.51	20.24	11.70
Class K	8.64	20.63	12.01
Russell 3000® Index(d)	8.63	20.53	12.00

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(c)	The Fund commenced operations on August 13, 2015.
(d)	A float-adjusted, market capitalization-weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,086.10	$0.42	$1,000.00	$1,024.73	$0.41	0.08%
Investor A	1,000.00	1,085.10	1.57	1,000.00	1,023.63	1.53	0.30
Class K	1,000.00	1,086.40	0.16	1,000.00	1,024.99	0.15	0.03

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	9

Portfolio Information  as of January 31, 2020

iShares Russell Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Industrials	14
Financials	12
Consumer Discretionary	11
Health Care	10
Real Estate	10
Utilities	7
Materials	5
Short-Term Securities	5
Communication Services	4
Consumer Staples	3
Energy	3
Investment Companies	1
Liabilities in Excess of Other Assets	(3)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

iShares Russell Small/Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	16%
Financials	16
Industrials	15
Health Care	13
Consumer Discretionary	11
Real Estate	10
Short-Term Securities	9
Materials	5
Utilities	4
Communication Services	3
Consumer Staples	3
Energy	2
Investment Companies	1
Liabilities in Excess of Other Assets	(8)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of January 31, 2020 (continued)

iShares Total U.S. Stock Market Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	4%
Microsoft Corp.	4
Alphabet, Inc.	3
Amazon.com, Inc.	3
Facebook, Inc.	1
Berkshire Hathaway, Inc.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
Visa, Inc.	1
Procter & Gamble Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Health Care	13
Financials	13
Consumer Discretionary	10
Industrials	10
Communication Services	9
Consumer Staples	6
Real Estate	4
Energy	4
Utilities	3
Short-Term Securities	3
Materials	3
Investment Companies	1
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

PORTFOLIO INFORMATION	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares of iShares Russell Mid-Cap Index Fund performance shown prior to the Investor A Shares inception date of November 30, 2015 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.9%

Aerospace & Defense — 1.9%
Arconic, Inc.	61,200	$1,832,940
Curtiss-Wright Corp.	6,763	983,543
HEICO Corp.	6,223	761,882
HEICO Corp., Class A	12,133	1,166,588
Hexcel Corp.	13,516	1,003,158
Huntington Ingalls Industries, Inc.	6,362	1,660,482
L3Harris Technologies, Inc.	35,160	7,781,963
Spirit AeroSystems Holdings, Inc., Class A	16,368	1,069,158
Teledyne Technologies, Inc.(a)	5,692	2,077,921
Textron, Inc.	36,629	1,682,370
TransDigm Group, Inc.	7,829	5,036,239

		25,056,244

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	21,422	1,547,097
Expeditors International of Washington, Inc.	27,275	1,992,166
XPO Logistics, Inc.(a)(b)	14,569	1,295,475

		4,834,738

Airlines — 0.5%
Alaska Air Group, Inc.	19,201	1,240,192
American Airlines Group, Inc.	62,457	1,676,346
Copa Holdings SA, Class A	4,997	489,506
JetBlue Airways Corp.(a)	45,814	908,492
United Airlines Holdings, Inc.(a)	36,850	2,756,380

		7,070,916

Auto Components — 0.6%
Aptiv PLC	40,962	3,473,168
BorgWarner, Inc.	32,811	1,125,089
Gentex Corp.	40,278	1,199,076
Goodyear Tire & Rubber Co.	36,958	485,259
Lear Corp.	9,701	1,194,969

		7,477,561

Automobiles — 0.1%
Harley-Davidson, Inc.	24,416	815,494
Thor Industries, Inc.	8,415	677,576

		1,493,070

Banks — 3.4%
Associated Banc-Corp	24,736	492,988
Bank of Hawaii Corp.	6,258	560,717
Bank OZK	19,309	524,819
BankUnited, Inc.	14,809	488,697
BOK Financial Corp.	5,200	410,280
CIT Group, Inc.	15,145	692,278
Citizens Financial Group, Inc.	69,120	2,576,794
Comerica, Inc.	22,835	1,396,589
Commerce Bancshares, Inc.	16,165	1,093,724
Cullen/Frost Bankers, Inc.	8,986	801,192
East West Bancorp, Inc.	23,098	1,058,812
Fifth Third Bancorp	112,776	3,208,477
First Citizens BancShares, Inc., Class A	1,112	585,824
First Hawaiian, Inc.	20,980	609,679
First Horizon National Corp.	48,929	782,864
First Republic Bank	26,443	2,932,000
FNB Corp.	51,087	596,185
Huntington Bancshares, Inc.	163,528	2,219,075
KeyCorp	155,959	2,917,993
M&T Bank Corp.	20,943	3,529,314
PacWest Bancorp	18,574	651,019
People’s United Financial, Inc.	70,083	1,080,680
Pinnacle Financial Partners, Inc.	11,959	706,298
Popular, Inc.	15,144	847,458

Security	Shares	Value

Banks (continued)
Prosperity Bancshares, Inc.	14,542	$1,020,848
Regions Financial Corp.	153,468	2,389,497
Signature Bank	8,420	1,194,714
Sterling Bancorp	31,691	633,820
SVB Financial Group(a)	8,261	1,985,366
Synovus Financial Corp.	22,089	773,557
TCF Financial Corp.	24,054	1,017,003
Texas Capital Bancshares, Inc.(a)	7,883	433,250
Umpqua Holdings Corp.	35,095	593,105
Webster Financial Corp.	14,598	654,866
Western Alliance Bancorp	15,147	836,569
Wintrust Financial Corp.	8,877	561,737
Zions Bancorp. NA	26,725	1,215,720

		44,073,808

Beverages — 0.3%
Brown-Forman Corp., Class A	7,193	462,294
Brown-Forman Corp., Class B	27,346	1,849,684
Molson Coors Brewing Co., Class B	27,685	1,538,732

		3,850,710

Biotechnology — 1.4%
Agios Pharmaceuticals, Inc.(a)(b)	9,598	467,710
Alkermes PLC(a)	24,882	433,196
Alnylam Pharmaceuticals, Inc.(a)	16,849	1,934,097
BioMarin Pharmaceutical, Inc.(a)	28,434	2,374,239
Bluebird Bio, Inc.(a)(b)	8,758	697,925
Exact Sciences Corp.(a)	22,246	2,075,107
Exelixis, Inc.(a)	47,470	816,484
Incyte Corp.(a)	28,273	2,065,908
Ionis Pharmaceuticals, Inc.(a)	20,353	1,186,987
Moderna, Inc.(a)(b)	32,880	674,369
Neurocrine Biosciences, Inc.(a)	14,372	1,438,350
Sage Therapeutics, Inc.(a)(b)	8,125	538,525
Sarepta Therapeutics, Inc.(a)	11,222	1,301,303
Seattle Genetics, Inc.(a)(b)	18,275	1,980,827
United Therapeutics Corp.(a)	6,866	670,602

		18,655,629

Building Products — 0.8%
Allegion PLC	14,766	1,909,539
AO Smith Corp.	21,589	921,634
Armstrong World Industries, Inc.	7,812	783,778
Fortune Brands Home & Security, Inc.	22,173	1,523,507
Lennox International, Inc.	5,576	1,299,097
Masco Corp.	45,354	2,155,222
Owens Corning	17,096	1,034,137
Resideo Technologies, Inc.(a)(b)	19,883	202,409

		9,829,323

Capital Markets — 2.9%
Affiliated Managers Group, Inc.	7,710	615,643
Ameriprise Financial, Inc.	20,141	3,331,523
BGC Partners, Inc., Class A	47,183	272,246
Cboe Global Markets, Inc.	17,618	2,170,890
E*Trade Financial Corp.	35,971	1,533,084
Eaton Vance Corp.	17,496	800,442
Evercore, Inc., Class A	6,086	466,309
Franklin Resources, Inc.	43,982	1,112,744
Invesco Ltd.	60,703	1,050,162
Janus Henderson Group PLC	24,777	626,115
Lazard Ltd., Class A	16,080	674,717
Legg Mason, Inc.	13,747	538,195
LPL Financial Holdings, Inc.	12,798	1,179,080
MarketAxess Holdings, Inc.	5,857	2,074,432
MSCI, Inc.	13,090	3,741,122

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Nasdaq, Inc.	18,231	$2,123,182
Northern Trust Corp.	30,995	3,031,621
Raymond James Financial, Inc.	19,772	1,807,754
SEI Investments Co.	20,226	1,319,949
State Street Corp.	57,768	4,368,994
T. Rowe Price Group, Inc.	36,266	4,842,599
Virtu Financial, Inc., Class A	7,991	133,370

		37,814,173

Chemicals — 1.8%
Albemarle Corp.	16,729	1,343,004
Ashland Global Holdings, Inc.	9,566	707,693
Axalta Coating Systems Ltd.(a)	32,951	949,318
Cabot Corp.	8,923	355,582
Celanese Corp.	19,172	1,984,302
CF Industries Holdings, Inc.	34,682	1,396,991
Chemours Co.	26,228	363,782
Corteva, Inc.(a)	119,411	3,453,366
Eastman Chemical Co.	21,748	1,549,980
Element Solutions, Inc.(a)	34,873	408,014
FMC Corp.	20,572	1,966,477
Huntsman Corp.	34,311	705,434
International Flavors & Fragrances, Inc.	16,983	2,226,641
Mosaic Co.	54,947	1,090,148
NewMarket Corp.	1,093	480,505
Olin Corp.	25,170	374,278
RPM International, Inc.	20,305	1,449,168
Scotts Miracle-Gro Co.	6,230	764,670
Valvoline, Inc.	29,747	627,067
Westlake Chemical Corp.	5,533	338,620
WR Grace & Co.	9,086	612,033

		23,147,073

Commercial Services & Supplies — 1.1%
ADT, Inc.(b)	17,345	107,539
Cintas Corp.	13,317	3,715,043
Clean Harbors, Inc.(a)	8,109	666,722
Copart, Inc.(a)	31,984	3,245,097
IAA, Inc.(a)	21,103	997,328
KAR Auction Services, Inc.	20,529	431,520
Republic Services, Inc.	33,906	3,222,765
Rollins, Inc.	22,600	857,670
Stericycle, Inc.(a)(b)	14,081	882,597

		14,126,281

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	9,434	2,106,989
Ciena Corp.(a)	24,630	1,001,702
CommScope Holding Co., Inc.(a)(b)	30,749	374,677
EchoStar Corp., Class A(a)	7,967	317,923
F5 Networks, Inc.(a)	9,680	1,182,122
Juniper Networks, Inc.	52,818	1,211,645
Motorola Solutions, Inc.	27,243	4,822,011
Ubiquiti, Inc.	1,332	217,675
ViaSat, Inc.(a)	9,035	575,078

		11,809,822

Construction & Engineering — 0.3%
AECOM(a)	24,791	1,195,670
Fluor Corp.	21,945	392,596
Jacobs Engineering Group, Inc.	20,975	1,940,817
Quanta Services, Inc.	22,492	880,562

		4,409,645

Construction Materials — 0.5%
Eagle Materials, Inc.	6,694	610,292
Martin Marietta Materials, Inc.	9,931	2,619,798

Security	Shares	Value

Construction Materials (continued)
Vulcan Materials Co.	20,903	$2,960,492

		6,190,582

Consumer Finance — 0.9%
Ally Financial, Inc.	60,522	1,938,520
Credit Acceptance Corp.(a)(b)	1,674	718,112
Discover Financial Services	49,806	3,741,925
Navient Corp.	30,924	444,687
OneMain Holdings, Inc.	10,478	443,953
Santander Consumer USA Holdings, Inc.	16,381	436,062
SLM Corp.	67,069	732,393
Synchrony Financial	102,743	3,329,901

		11,785,553

Containers & Packaging — 1.4%
AptarGroup, Inc.	10,178	1,175,661
Ardagh Group SA	2,789	53,214
Avery Dennison Corp.	13,254	1,739,455
Ball Corp.	51,380	3,708,609
Berry Global Group, Inc.(a)	20,959	891,177
Crown Holdings, Inc.(a)	20,695	1,532,051
Graphic Packaging Holding Co.	46,126	720,949
International Paper Co.	62,495	2,544,796
O-I Glass, Inc.	24,294	306,590
Packaging Corp. of America	14,884	1,425,143
Sealed Air Corp.	24,710	877,205
Silgan Holdings, Inc.	12,194	376,307
Sonoco Products Co.	15,777	901,498
Westrock Co.	40,476	1,578,564

		17,831,219

Distributors — 0.4%
Genuine Parts Co.	22,368	2,092,974
LKQ Corp.(a)	48,847	1,596,564
Pool Corp.	6,124	1,342,993

		5,032,531

Diversified Consumer Services — 0.5%
2U, Inc.(a)(b)	8,762	173,575
Bright Horizons Family Solutions, Inc.(a)	9,137	1,496,001
frontdoor, Inc.(a)	13,399	570,530
Graham Holdings Co., Class B	663	364,133
Grand Canyon Education, Inc.(a)	7,603	595,163
H&R Block, Inc.	31,979	741,913
Service Corp. International	28,192	1,351,806
ServiceMaster Global Holdings, Inc.(a)	21,727	783,258

		6,076,379

Diversified Financial Services — 0.5%
Equitable Holdings, Inc.	65,922	1,583,446
FactSet Research Systems, Inc.	5,962	1,705,788
Interactive Brokers Group, Inc., Class A	11,847	556,809
Jefferies Financial Group, Inc.	42,107	911,196
Morningstar, Inc.	3,142	492,948
Voya Financial, Inc.	21,381	1,277,087

		6,527,274

Diversified Telecommunication Services — 0.3%
CenturyLink, Inc.	173,261	2,366,745
Zayo Group Holdings, Inc.(a)	35,920	1,248,220

		3,614,965

Electric Utilities — 3.0%
Alliant Energy Corp.	38,226	2,269,095
Avangrid, Inc.	8,788	468,049
Edison International	55,723	4,265,596
Entergy Corp.	31,630	4,159,977
Evergy, Inc.	36,213	2,613,130

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Eversource Energy	51,553	$4,765,559
FirstEnergy Corp.	85,956	4,365,705
Hawaiian Electric Industries, Inc.	17,244	843,404
IDACORP, Inc.	7,993	896,735
OGE Energy Corp.	31,772	1,456,746
PG&E Corp.(a)	84,314	1,282,416
Pinnacle West Capital Corp.	17,835	1,742,301
PPL Corp.	115,077	4,164,637
Xcel Energy, Inc.	83,456	5,774,321

		39,067,671

Electrical Equipment — 0.9%
Acuity Brands, Inc.	6,311	743,877
AMETEK, Inc.	36,162	3,513,138
GrafTech International Ltd.	9,908	106,313
Hubbell, Inc.	8,626	1,235,502
nVent Electric PLC	24,218	603,028
Regal-Beloit Corp.	6,389	501,281
Rockwell Automation, Inc.	18,313	3,509,870
Sensata Technologies Holding PLC(a)(b)	24,848	1,174,565

		11,387,574

Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp., Class A	46,409	4,616,303
Arrow Electronics, Inc.(a)	12,861	976,664
Avnet, Inc.	15,911	580,592
CDW Corp.	22,678	2,958,345
Cognex Corp.	26,072	1,328,890
Coherent, Inc.(a)(b)	3,793	536,444
Corning, Inc.	120,454	3,214,917
Dolby Laboratories, Inc., Class A	9,887	685,565
FLIR Systems, Inc.	21,462	1,106,152
IPG Photonics Corp.(a)	5,641	720,186
Jabil, Inc.	23,677	920,799
Keysight Technologies, Inc.(a)	29,839	2,774,729
Littelfuse, Inc.	3,762	665,535
National Instruments Corp.	20,675	922,725
SYNNEX Corp.	6,563	904,119
Trimble, Inc.(a)	39,989	1,700,332
Universal Display Corp.	6,780	1,194,433
Zebra Technologies Corp., Class A(a)	8,505	2,032,865

		27,839,595

Energy Equipment & Services — 0.6%
Apergy Corp.(a)	12,131	313,708
Baker Hughes Co.	103,494	2,241,680
Halliburton Co.	138,547	3,021,710
Helmerich & Payne, Inc.	16,993	689,066
National Oilwell Varco, Inc.(b)	61,355	1,264,526
Patterson-UTI Energy, Inc.	31,024	246,331
Transocean Ltd.(a)	92,015	419,588

		8,196,609

Entertainment — 0.6%
Live Nation Entertainment, Inc.(a)	20,520	1,398,643
Roku, Inc.(a)	13,573	1,641,654
Spotify Technology SA(a)	18,773	2,652,625
Take-Two Interactive Software, Inc.(a)	17,855	2,225,447
World Wrestling Entertainment, Inc., Class A(b)	7,087	346,413

		8,264,782

Equity Real Estate Investment Trusts (REITs) — 9.4%
Alexandria Real Estate Equities, Inc.	18,105	2,954,736
American Campus Communities, Inc.	21,806	1,000,241
American Homes 4 Rent, Class A	40,943	1,118,972
Americold Realty Trust	30,515	1,051,852
Apartment Investment & Management Co., Class A	23,485	1,237,894

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apple Hospitality REIT, Inc.	33,435	$502,194
AvalonBay Communities, Inc.	22,155	4,800,767
Boston Properties, Inc.	24,600	3,526,410
Brandywine Realty Trust	28,078	438,578
Brixmor Property Group, Inc.	47,179	941,693
Brookfield Property REIT, Inc., Class A	10,206	188,403
Camden Property Trust	14,843	1,668,798
Chimera Investment Corp.	29,449	624,319
Colony Capital, Inc.	75,230	351,324
Columbia Property Trust, Inc.	18,446	389,211
CoreSite Realty Corp.	5,954	699,297
Corporate Office Properties Trust	17,547	522,374
Cousins Properties, Inc.	23,146	947,366
CubeSmart	30,579	968,437
CyrusOne, Inc.	17,790	1,082,522
Digital Realty Trust, Inc.	33,060	4,066,049
Douglas Emmett, Inc.	26,364	1,094,106
Duke Realty Corp.	58,458	2,122,610
Empire State Realty Trust, Inc., Class A	23,320	316,219
EPR Properties	12,285	876,780
Equity Commonwealth	19,035	624,158
Equity LifeStyle Properties, Inc.	27,564	2,005,281
Equity Residential	58,208	4,835,921
Essex Property Trust, Inc.	10,410	3,224,602
Extra Space Storage, Inc.	19,978	2,211,165
Federal Realty Investment Trust	11,867	1,483,612
Gaming and Leisure Properties, Inc.	32,166	1,520,004
Healthcare Trust of America, Inc., Class A	32,848	1,052,121
Healthpeak Properties, Inc.	78,232	2,815,570
Highwoods Properties, Inc.	16,264	814,989
Host Hotels & Resorts, Inc.	113,075	1,847,646
Hudson Pacific Properties, Inc.	24,142	877,320
Invitation Homes, Inc.	85,021	2,675,611
Iron Mountain, Inc.	45,315	1,432,407
JBG SMITH Properties	19,482	789,995
Kilroy Realty Corp.	16,521	1,364,139
Kimco Realty Corp.	64,178	1,222,591
Lamar Advertising Co., Class A	13,525	1,255,255
Liberty Property Trust	24,756	1,550,963
Life Storage, Inc.	7,389	836,287
Macerich Co.	22,456	500,993
Medical Properties Trust, Inc.	81,607	1,807,595
MFA Financial, Inc.	71,521	557,864
Mid-America Apartment Communities, Inc.	18,062	2,478,287
National Retail Properties, Inc.	27,185	1,522,360
New Residential Investment Corp.	66,064	1,105,911
Omega Healthcare Investors, Inc.	34,599	1,451,428
Outfront Media, Inc.	22,882	680,511
Paramount Group, Inc.	31,289	439,923
Park Hotels & Resorts, Inc.	37,913	831,811
Rayonier, Inc.	20,412	620,117
Realty Income Corp.	51,872	4,067,284
Regency Centers Corp.	26,445	1,640,648
Retail Properties of America, Inc., Class A	34,220	415,773
SBA Communications Corp.	17,844	4,453,149
Service Properties Trust	25,735	555,361
SITE Centers Corp.	24,297	308,815
SL Green Realty Corp.	12,698	1,168,724
Spirit Realty Capital, Inc.	15,761	831,866
Starwood Property Trust, Inc.	43,376	1,113,028
STORE Capital Corp.	34,058	1,336,777
Sun Communities, Inc.	14,393	2,334,113
Taubman Centers, Inc.	9,275	245,046
UDR, Inc.	46,140	2,210,567

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.	59,251	$3,428,263
VEREIT, Inc.	169,910	1,658,322
VICI Properties, Inc.	73,425	1,967,790
Vornado Realty Trust	27,486	1,807,754
Weingarten Realty Investors	19,164	557,672
Welltower, Inc.	64,493	5,476,101
Weyerhaeuser Co.	118,511	3,430,893
WP Carey, Inc.	27,181	2,286,466

		121,222,001

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	5,776	929,127
Grocery Outlet Holding Corp.(a)(b)	5,240	171,558
Kroger Co.	126,463	3,396,796
Sprouts Farmers Market, Inc.(a)	18,443	288,264
U.S. Foods Holding Corp.(a)	34,699	1,393,859

		6,179,604

Food Products — 2.5%
Archer-Daniels-Midland Co.	88,634	3,967,258
Beyond Meat, Inc.(a)(b)	7,541	832,677
Bunge Ltd.	21,890	1,147,693
Campbell Soup Co.	26,607	1,287,513
Conagra Brands, Inc.	76,743	2,526,379
Flowers Foods, Inc.	30,707	661,122
Hain Celestial Group, Inc.(a)	13,427	325,068
Hershey Co.	22,979	3,565,651
Hormel Foods Corp.	44,203	2,089,034
Ingredion, Inc.	10,618	934,384
J.M. Smucker Co.	17,470	1,810,067
Kellogg Co.	39,170	2,671,786
Lamb Weston Holdings, Inc.	23,250	2,122,957
McCormick & Co., Inc.	19,526	3,189,963
Pilgrim’s Pride Corp.(a)	8,321	216,762
Post Holdings, Inc.(a)(b)	10,330	1,080,208
TreeHouse Foods, Inc.(a)	8,951	399,214
Tyson Foods, Inc., Class A	45,792	3,783,793

		32,611,529

Gas Utilities — 0.3%
Atmos Energy Corp.	18,592	2,175,822
National Fuel Gas Co.	13,004	561,643
UGI Corp.	33,143	1,378,417

		4,115,882

Health Care Equipment & Supplies — 3.3%
ABIOMED, Inc.(a)(b)	7,055	1,314,276
Align Technology, Inc.(a)	12,407	3,189,840
Cantel Medical Corp.	5,960	387,758
Cooper Cos., Inc.	7,742	2,685,622
DENTSPLY SIRONA, Inc.	35,470	1,986,320
DexCom, Inc.(a)	14,404	3,467,763
Envista Holdings Corp.(a)	22,875	676,871
Hill-Rom Holdings, Inc.	10,628	1,131,776
Hologic, Inc.(a)	42,372	2,267,749
ICU Medical, Inc.(a)	3,055	557,446
IDEXX Laboratories, Inc.(a)	13,518	3,663,513
Insulet Corp.(a)(b)	9,438	1,831,350
Integra LifeSciences Holdings Corp.(a)(b)	11,162	614,357
Masimo Corp.(a)	7,489	1,277,623
ResMed, Inc.	22,587	3,590,655
STERIS PLC	13,331	2,008,848
Teleflex, Inc.	7,343	2,727,998
Varian Medical Systems, Inc.(a)	14,465	2,033,345
West Pharmaceutical Services, Inc.	11,634	1,814,322
Zimmer Biomet Holdings, Inc.	32,645	4,828,196

		42,055,628

Security	Shares	Value

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.(a)	13,610	$437,289
AmerisourceBergen Corp.	24,147	2,066,017
Cardinal Health, Inc.	46,542	2,383,416
Centene Corp.(a)	92,021	5,779,839
Chemed Corp.	2,475	1,155,924
Covetrus, Inc.(a)(b)	15,234	187,378
DaVita, Inc.(a)	15,760	1,258,751
Encompass Health Corp.	15,577	1,199,896
Guardant Health, Inc.(a)(b)	5,796	440,728
Henry Schein, Inc.(a)	23,278	1,604,785
Laboratory Corp. of America Holdings(a)	15,392	2,699,757
McKesson Corp.	28,673	4,089,057
MEDNAX, Inc.(a)	13,184	304,155
Molina Healthcare, Inc.(a)	9,910	1,218,633
Penumbra, Inc.(a)	5,010	879,055
Premier, Inc., Class A(a)	9,920	344,919
Quest Diagnostics, Inc.	21,354	2,363,247
Universal Health Services, Inc., Class B	12,449	1,706,882

		30,119,728

Health Care Technology — 0.5%
Cerner Corp.	49,722	3,571,531
Change Healthcare, Inc.(a)(b)	7,624	118,325
Veeva Systems, Inc., Class A(a)	20,846	3,056,232

		6,746,088

Hotels, Restaurants & Leisure — 2.8%
Aramark	38,920	1,717,929
Caesars Entertainment Corp.(a)	91,574	1,251,817
Chipotle Mexican Grill, Inc.(a)	4,069	3,526,846
Choice Hotels International, Inc.	5,334	534,467
Darden Restaurants, Inc.	19,582	2,279,932
Domino’s Pizza, Inc.	6,518	1,836,447
Dunkin’ Brands Group, Inc.	13,171	1,028,523
Extended Stay America, Inc.	28,469	367,819
Hilton Grand Vacations, Inc.(a)	13,513	431,200
Hilton Worldwide Holdings, Inc.	44,326	4,778,343
Hyatt Hotels Corp., Class A	5,690	481,033
International Game Technology PLC	15,153	204,414
MGM Resorts International	79,296	2,462,934
Norwegian Cruise Line Holdings Ltd.(a)	33,721	1,815,876
Planet Fitness, Inc., Class A(a)	13,086	1,057,218
Royal Caribbean Cruises Ltd.	27,289	3,194,996
Six Flags Entertainment Corp.	12,672	483,183
Vail Resorts, Inc.	6,390	1,498,519
Wendy’s Co.	29,272	634,324
Wyndham Destinations, Inc.	14,303	694,125
Wyndham Hotels & Resorts, Inc.	14,966	855,606
Wynn Resorts Ltd.	15,559	1,962,923
Yum China Holdings, Inc.	57,610	2,481,263

		35,579,737

Household Durables — 1.4%
D.R. Horton, Inc.	53,423	3,162,642
Garmin Ltd.	23,077	2,237,315
Leggett & Platt, Inc.	20,833	991,443
Lennar Corp., Class A(b)	43,829	2,908,492
Lennar Corp., Class B	2,592	136,106
Mohawk Industries, Inc.(a)	9,368	1,233,578
Newell Brands, Inc.	60,358	1,178,792
NVR, Inc.(a)	520	1,984,824
PulteGroup, Inc.	40,076	1,789,393
Tempur Sealy International, Inc.(a)	7,248	664,062
Toll Brothers, Inc.	20,597	913,683
Whirlpool Corp.	9,851	1,439,921

		18,640,251

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 0.5%
Church & Dwight Co., Inc.	39,152	$2,905,862
Clorox Co.	20,036	3,151,863
Energizer Holdings, Inc.	9,974	461,397
Spectrum Brands Holdings, Inc.	6,681	410,280

		6,929,402

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	105,532	2,095,865
NRG Energy, Inc.	40,128	1,480,322
Vistra Energy Corp.	67,386	1,517,533

		5,093,720

Industrial Conglomerates — 0.2%
BWX Technologies, Inc.	15,110	960,845
Carlisle Cos., Inc.	8,932	1,395,446
Seaboard Corp.	42	161,936

		2,518,227

Insurance — 3.9%
Alleghany Corp.(a)	2,224	1,773,996
American Financial Group, Inc.	11,705	1,273,387
American National Insurance Co.	1,187	130,760
Arch Capital Group Ltd.(a)	60,959	2,691,949
Arthur J Gallagher & Co.	29,248	2,999,967
Assurant, Inc.	9,625	1,256,640
Assured Guaranty Ltd.	14,816	679,165
Athene Holding Ltd., Class A(a)	22,860	995,782
Axis Capital Holdings Ltd.	13,149	844,823
Brighthouse Financial, Inc.(a)	17,177	668,185
Brown & Brown, Inc.	37,478	1,682,762
Cincinnati Financial Corp.	24,211	2,540,944
CNA Financial Corp.	4,596	205,120
Erie Indemnity Co., Class A	3,884	646,686
Everest Re Group Ltd.	6,392	1,767,835
Fidelity National Financial, Inc.	42,014	2,048,183
First American Financial Corp.	17,405	1,078,762
Globe Life, Inc.(b)	16,969	1,769,188
Hanover Insurance Group, Inc.	6,277	869,867
Hartford Financial Services Group, Inc.	57,320	3,397,930
Kemper Corp.	10,035	746,805
Lincoln National Corp.	31,742	1,729,304
Loews Corp.	40,734	2,095,764
Markel Corp.(a)	2,157	2,530,096
Mercury General Corp.	4,214	206,865
Old Republic International Corp.	44,975	1,014,186
Primerica, Inc.	6,542	775,620
Principal Financial Group, Inc.	43,946	2,326,941
Reinsurance Group of America, Inc.	9,943	1,432,289
RenaissanceRe Holdings Ltd.	6,933	1,313,388
Unum Group	32,778	874,845
W.R. Berkley Corp.	22,868	1,681,484
White Mountains Insurance Group Ltd.	497	555,258
Willis Towers Watson PLC	20,524	4,336,516

		50,941,292

Interactive Media & Services — 0.7%
IAC/InterActiveCorp.(a)	11,823	2,879,964
Match Group, Inc.(a)(b)	8,617	674,022
Twitter, Inc.(a)	121,042	3,931,444
Zillow Group, Inc., Class A(a)(b)	8,838	408,316
Zillow Group, Inc., Class C(a)(b)	20,044	926,233

		8,819,979

Internet & Direct Marketing Retail — 0.5%
Etsy, Inc.(a)	18,714	913,430
Expedia Group, Inc.	22,015	2,387,527
GrubHub, Inc.(a)	14,382	778,785

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Qurate Retail, Inc., Series A(a)(b)	60,038	$512,124
TripAdvisor, Inc.	16,824	459,632
Wayfair, Inc., Class A(a)(b)	10,074	943,934

		5,995,432

IT Services — 5.6%
Akamai Technologies, Inc.(a)	25,182	2,350,740
Alliance Data Systems Corp.	6,346	652,305
Amdocs Ltd.	21,543	1,550,019
Black Knight, Inc.(a)	22,847	1,528,921
Booz Allen Hamilton Holding Corp.	21,684	1,692,219
Broadridge Financial Solutions, Inc.	18,091	2,155,543
CACI International, Inc., Class A(a)	3,907	1,044,888
CoreLogic, Inc.	12,489	580,739
DXC Technology Co.	40,693	1,297,293
EPAM Systems, Inc.(a)	8,248	1,881,699
Euronet Worldwide, Inc.(a)	7,947	1,252,765
Fiserv, Inc.(a)	89,832	10,654,974
FleetCor Technologies, Inc.(a)	13,565	4,276,095
Gartner, Inc.(a)	13,896	2,234,199
Genpact Ltd.	29,727	1,316,014
Global Payments, Inc.	47,460	9,276,057
GoDaddy, Inc., Class A(a)	27,191	1,827,507
Jack Henry & Associates, Inc.	12,215	1,826,631
Leidos Holdings, Inc.	21,254	2,135,389
MongoDB, Inc.(a)(b)	6,648	1,089,674
Okta, Inc.(a)	16,663	2,133,697
Paychex, Inc.	51,103	4,383,104
Sabre Corp.	43,879	945,154
Square, Inc., Class A(a)	54,693	4,085,020
Switch, Inc., Class A	9,178	146,848
Teradata Corp.(a)	17,804	433,349
Twilio, Inc., Class A(a)	19,502	2,424,879
VeriSign, Inc.(a)	16,472	3,428,482
Western Union Co.	66,639	1,792,589
WEX, Inc.(a)	6,841	1,483,950

		71,880,743

Leisure Products — 0.4%
Brunswick Corp.	12,873	809,068
Hasbro, Inc.	20,067	2,044,225
Mattel, Inc.(a)(b)	54,863	802,646
Polaris, Inc.	9,150	840,336

		4,496,275

Life Sciences Tools & Services — 1.8%
Adaptive Biotechnologies Corp.(a)	2,588	77,394
Agilent Technologies, Inc.	49,348	4,074,171
Avantor, Inc.(a)(b)	50,072	924,830
Bio-Rad Laboratories, Inc., Class A(a)	3,377	1,218,827
Bio-Techne Corp.	5,962	1,251,841
Bruker Corp.	16,335	808,092
Charles River Laboratories International, Inc.(a)	7,660	1,184,083
IQVIA Holdings, Inc.(a)	28,111	4,364,233
Mettler-Toledo International, Inc.(a)	3,821	2,893,185
PerkinElmer, Inc.	17,539	1,622,007
PRA Health Sciences, Inc.(a)	10,003	1,013,404
QIAGEN NV(a)	35,185	1,188,549
Waters Corp.(a)	10,161	2,273,930

		22,894,546

Machinery — 4.1%
AGCO Corp.	9,977	699,787
Allison Transmission Holdings, Inc.	17,378	768,108
Colfax Corp.(a)	14,803	520,473
Crane Co.	7,892	674,450

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Cummins, Inc.	23,807	$3,808,406
Donaldson Co., Inc.	20,070	1,040,630
Dover Corp.	23,052	2,624,470
Flowserve Corp.	20,897	975,472
Fortive Corp.	46,997	3,521,485
Gardner Denver Holdings, Inc.(a)(b)	20,786	733,954
Gates Industrial Corp. PLC(a)(b)	7,216	89,984
Graco, Inc.	26,232	1,394,231
IDEX Corp.	12,019	1,969,313
Ingersoll-Rand PLC	38,322	5,105,640
ITT, Inc.	13,947	935,565
Lincoln Electric Holdings, Inc.	9,327	831,782
Middleby Corp.(a)(b)	8,852	992,840
Nordson Corp.	9,107	1,537,808
Oshkosh Corp.	10,805	929,662
PACCAR, Inc.	53,978	4,005,707
Parker-Hannifin Corp.	20,368	3,985,814
Pentair PLC	26,605	1,142,153
Snap-on, Inc.	8,641	1,379,363
Stanley Black & Decker, Inc.	24,106	3,840,809
Timken Co.	10,622	557,974
Toro Co.	16,813	1,345,376
Trinity Industries, Inc.	16,070	326,703
Valmont Industries, Inc.	3,318	471,355
WABCO Holdings, Inc.(a)	8,137	1,103,784
Westinghouse Air Brake Technologies Corp.	28,563	2,109,663
Woodward, Inc.	8,771	1,020,155
Xylem, Inc.	28,490	2,326,493

		52,769,409

Marine — 0.1%
Kirby Corp.(a)	9,446	692,297

Media — 2.4%
Altice USA, Inc., Class A(a)	47,993	1,313,089
AMC Networks, Inc., Class A(a)	6,791	248,483
Cable One, Inc.	694	1,182,597
Cinemark Holdings, Inc.	16,991	535,386
Discovery, Inc., Class A(a)(b)	24,854	727,228
Discovery, Inc., Class C(a)	53,690	1,490,971
DISH Network Corp., Class A(a)	41,328	1,519,217
Fox Corp., Class A	55,820	2,069,806
Fox Corp., Class B(a)	25,925	941,855
GCI Liberty, Inc., Class A(a)	15,618	1,142,925
Interpublic Group of Cos., Inc.	61,316	1,391,873
John Wiley & Sons, Inc., Class A	6,870	299,669
Liberty Broadband Corp., Class A(a)	3,926	516,622
Liberty Broadband Corp., Class C(a)(b)	16,779	2,230,432
Liberty Media Corp. — Liberty Formula One, Class A(a)	3,905	173,968
Liberty Media Corp. — Liberty Formula One, Class C(a)	31,404	1,469,393
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	13,321	647,001
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	24,535	1,202,706
Lions Gate Entertainment Corp., Class A(a)	8,466	84,067
Lions Gate Entertainment Corp., Class B(a)	17,575	163,975
Madison Square Garden Co., Class A(a)(b)	2,949	873,464
New York Times Co., Class A	25,747	824,161
News Corp., Class A	61,137	832,686
News Corp., Class B	19,584	273,589
Nexstar Media Group, Inc., Class A	7,113	861,740
Omnicom Group, Inc.	34,302	2,583,284
Sinclair Broadcast Group, Inc., Class A	9,742	291,481
Sirius XM Holdings, Inc.	217,675	1,538,962
ViacomCBS, Inc., Class A Class A	809	30,726
ViacomCBS, Inc., Class B	86,197	2,941,904

		30,403,260

Security	Shares	Value

Metals & Mining — 1.1%
Alcoa Corp.(a)(b)	29,359	$409,558
Freeport-McMoRan, Inc.	230,525	2,558,827
Newmont Corp.	130,140	5,864,108
Nucor Corp.	48,494	2,302,980
Reliance Steel & Aluminum Co.	10,352	1,188,410
Royal Gold, Inc.	10,383	1,197,368
Steel Dynamics, Inc.	32,738	978,211
United States Steel Corp.(b)	27,551	249,888

		14,749,350

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	86,019	1,599,093
Annaly Capital Management, Inc.	227,333	2,218,770
Two Harbors Investment Corp.	43,142	658,347

		4,476,210

Multi-Utilities — 2.9%
Ameren Corp.	38,971	3,197,571
CenterPoint Energy, Inc.	79,907	2,115,938
CMS Energy Corp.	45,022	3,084,457
Consolidated Edison, Inc.	52,968	4,978,992
DTE Energy Co.	29,487	3,910,271
MDU Resources Group, Inc.	31,807	941,805
NiSource, Inc.	59,301	1,738,112
Public Service Enterprise Group, Inc.	80,336	4,755,891
Sempra Energy	44,906	7,213,700
WEC Energy Group, Inc.	50,208	5,015,277

		36,952,014

Multiline Retail — 1.0%
Dollar General Corp.	41,293	6,334,759
Dollar Tree, Inc.(a)	37,513	3,266,257
Kohl’s Corp.	25,241	1,079,053
Macy’s, Inc.	49,185	784,501
Nordstrom, Inc.	17,035	627,910
Ollie’s Bargain Outlet Holdings, Inc.(a)	8,411	446,119

		12,538,599

Oil, Gas & Consumable Fuels — 2.8%
Antero Midstream Corp.	41,088	207,084
Antero Resources Corp.(a)(b)	42,256	78,174
Apache Corp.	59,780	1,640,363
Cabot Oil & Gas Corp.	63,894	900,266
Centennial Resource Development, Inc., Class A(a)(b)	29,956	97,657
Cheniere Energy, Inc.(a)	36,660	2,171,738
Chesapeake Energy Corp.(a)(b)	201,679	103,219
Cimarex Energy Co.	15,926	698,992
Concho Resources, Inc.	31,639	2,397,603
Continental Resources, Inc.	13,549	368,804
Devon Energy Corp.	60,922	1,323,226
Diamondback Energy, Inc.	25,472	1,895,117
EQT Corp.	40,014	242,085
Equitrans Midstream Corp.	32,052	309,943
Hess Corp.	42,755	2,418,650
HollyFrontier Corp.	23,755	1,067,075
Kosmos Energy Ltd.	57,578	294,224
Marathon Oil Corp.	127,612	1,450,948
Murphy Oil Corp.	23,698	496,710
Noble Energy, Inc.	75,375	1,490,164
ONEOK, Inc.	65,442	4,899,643
Parsley Energy, Inc., Class A	47,388	788,536
PBF Energy, Inc., Class A	18,963	517,690
Pioneer Natural Resources Co.	26,208	3,538,080
Range Resources Corp.	33,074	99,222
Targa Resources Corp.	36,389	1,328,198
Williams Cos., Inc.	193,145	3,996,170

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.(a)	65,797	$786,274

		35,605,855

Paper & Forest Products — 0.0%
Domtar Corp.	9,185	319,822

Personal Products — 0.1%
Coty, Inc., Class A	46,026	472,227
Herbalife Nutrition Ltd.(a)	15,810	614,219
Nu Skin Enterprises, Inc., Class A	8,638	281,512

		1,367,958

Pharmaceuticals — 0.7%
Catalent, Inc.(a)	23,057	1,408,783
Elanco Animal Health, Inc.(a)	59,441	1,836,727
Horizon Therapeutics PLC(a)	29,605	1,021,076
Jazz Pharmaceuticals PLC(a)	8,804	1,262,053
Mylan NV(a)	81,832	1,752,841
Nektar Therapeutics(a)(b)	26,783	532,714
Perrigo Co. PLC	20,087	1,145,763

		8,959,957

Professional Services — 1.7%
CoStar Group, Inc.(a)	5,725	3,738,368
Equifax, Inc.	19,143	2,869,536
IHS Markit Ltd.(a)	63,002	4,968,338
ManpowerGroup, Inc.	9,335	854,059
Nielsen Holdings PLC	56,536	1,153,334
Paylocity Holding Corp.(a)	5,482	777,841
Robert Half International, Inc.	18,039	1,049,329
TransUnion	29,765	2,729,450
Verisk Analytics, Inc.	25,397	4,126,250

		22,266,505

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(a)	53,245	3,250,607
Howard Hughes Corp.(a)	6,387	777,170
Jones Lang LaSalle, Inc.	8,162	1,386,071

		5,413,848

Road & Rail — 0.8%
AMERCO	1,412	524,233
JB Hunt Transport Services, Inc.	13,542	1,461,588
Kansas City Southern	15,720	2,651,807
Knight-Swift Transportation Holdings, Inc.(b)	19,700	730,476
Landstar System, Inc.	6,256	692,852
Lyft, Inc., Class A(a)	30,259	1,436,697
Old Dominion Freight Line, Inc.	10,319	2,024,897
Ryder System, Inc.	8,177	390,207
Schneider National, Inc., Class B	8,940	199,094

		10,111,851

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices, Inc.(a)(b)	164,202	7,717,494
Cree, Inc.(a)	17,114	795,630
Cypress Semiconductor Corp.	58,610	1,367,371
Entegris, Inc.	21,421	1,108,751
First Solar, Inc.(a)	13,173	653,117
KLA Corp.	25,363	4,203,664
Lam Research Corp.	22,979	6,852,567
Marvell Technology Group Ltd.	105,548	2,537,374
Maxim Integrated Products, Inc.	43,174	2,595,621
Microchip Technology, Inc.	36,992	3,605,980
MKS Instruments, Inc.	8,585	899,880
Monolithic Power Systems, Inc.	6,646	1,137,596
ON Semiconductor Corp.(a)	64,852	1,501,324
Qorvo, Inc.(a)	18,452	1,953,329
Skyworks Solutions, Inc.	27,066	3,062,518

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc.	26,561	$1,752,760
Xilinx, Inc.	40,457	3,417,807

		45,162,783

Software — 5.1%
Alteryx, Inc., Class A(a)(b)	7,248	1,010,879
Anaplan, Inc.(a)	13,596	782,994
ANSYS, Inc.(a)(b)	13,299	3,648,315
Aspen Technology, Inc.(a)	10,844	1,290,219
Atlassian Corp. PLC, Class A(a)	18,669	2,744,343
Avalara, Inc.(a)	7,453	634,548
Cadence Design Systems, Inc.(a)	44,258	3,191,444
CDK Global, Inc.	19,377	1,040,157
Cerence Inc.(a)	5,919	126,371
Ceridian HCM Holding, Inc.(a)	14,852	1,088,503
Citrix Systems, Inc.	19,743	2,393,246
Coupa Software, Inc.(a)	9,966	1,606,021
DocuSign, Inc.(a)(b)	24,669	1,936,763
Dropbox, Inc., Class A(a)	33,639	572,536
Dynatrace, Inc.(a)	10,328	323,370
Elastic NV(a)(b)	7,219	468,369
Fair Isaac Corp.(a)	4,510	1,814,734
FireEye, Inc.(a)	31,290	500,014
Fortinet, Inc.(a)	22,775	2,627,324
Guidewire Software, Inc.(a)	13,159	1,480,387
HubSpot, Inc.(a)	6,444	1,165,977
LogMeIn, Inc.	7,612	654,404
Manhattan Associates, Inc.(a)(b)	10,122	865,026
Medallia, Inc.(a)	2,425	68,434
New Relic, Inc.(a)	7,810	515,538
NortonLifeLock, Inc.	92,112	2,617,823
Nuance Communications, Inc.(a)(b)	45,453	859,971
Nutanix, Inc., Class A(a)	26,880	872,794
PagerDuty, Inc.(a)(b)	6,539	152,489
Palo Alto Networks, Inc.(a)(b)	15,080	3,540,482
Paycom Software, Inc.(a)	7,831	2,491,511
Pegasystems, Inc.	6,097	525,622
Pluralsight, Inc., Class A(a)(b)	9,627	186,668
Proofpoint, Inc.(a)	8,870	1,089,325
PTC, Inc.(a)	16,531	1,374,057
RealPage, Inc.(a)(b)	12,727	742,620
RingCentral, Inc., Class A(a)	11,838	2,433,656
Smartsheet, Inc., Class A(a)	13,773	667,715
SolarWinds Corp.(a)	6,947	131,437
Splunk, Inc.(a)	24,534	3,809,149
SS&C Technologies Holdings, Inc.	35,206	2,218,330
Synopsys, Inc.(a)	23,712	3,497,757
Trade Desk, Inc., Class A(a)(b)	6,234	1,678,068
Tyler Technologies, Inc.(a)	6,098	1,973,801
Zendesk, Inc.(a)	17,576	1,518,566
Zscaler, Inc.(a)(b)	10,030	562,583
Zynga, Inc., Class A(a)	135,396	815,084

		66,309,424

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	10,540	1,388,645
AutoNation, Inc.(a)	8,402	356,581
AutoZone, Inc.(a)	3,776	3,994,857
Best Buy Co., Inc.	35,857	3,036,729
Burlington Stores, Inc.(a)	10,396	2,260,818
CarMax, Inc.(a)(b)	26,132	2,535,849
Carvana Co.(a)(b)	7,173	568,460
Dick’s Sporting Goods, Inc.	10,177	450,129
Five Below, Inc.(a)	8,724	987,731
Floor & Decor Holdings, Inc., Class A(a)(b)	11,001	542,459

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Foot Locker, Inc.	16,754	$636,150
Gap, Inc.	34,481	600,314
L Brands, Inc.	35,981	833,320
O’Reilly Automotive, Inc.(a)	11,860	4,816,346
Penske Automotive Group, Inc.	5,428	254,953
Tiffany & Co.	19,206	2,573,988
Tractor Supply Co.	18,955	1,761,867
Ulta Salon Cosmetics & Fragrance, Inc.(a)	8,973	2,403,957
Urban Outfitters, Inc.(a)	10,924	279,655
Williams-Sonoma, Inc.	12,431	871,165

		31,153,973

Technology Hardware, Storage & Peripherals — 0.8%
Hewlett Packard Enterprise Co.	208,018	2,897,691
NCR Corp.(a)	20,254	682,965
NetApp, Inc.	38,057	2,032,244
Pure Storage, Inc., Class A(a)	36,859	656,090
Western Digital Corp.	47,347	3,101,229
Xerox Holdings Corp.(a)	28,562	1,015,950

		10,386,169

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(a)	22,674	679,313
Carter’s, Inc.	6,919	733,898
Columbia Sportswear Co.	4,714	442,739
Hanesbrands, Inc.	57,162	786,549
Lululemon Athletica, Inc.(a)	18,779	4,495,505
PVH Corp.	11,704	1,020,238
Ralph Lauren Corp.	7,857	891,769
Skechers U.S.A., Inc., Class A(a)	20,910	781,825
Tapestry, Inc.	43,952	1,132,643
Under Armour, Inc., Class A(a)(b)	29,856	602,494
Under Armour, Inc., Class C(a)	30,801	553,186

		12,120,159

Thrifts & Mortgage Finance — 0.2%
LendingTree, Inc.(a)(b)	1,212	377,174
MGIC Investment Corp.	55,509	765,469
New York Community Bancorp, Inc.	72,151	797,990
TFS Financial Corp.	7,529	153,818

		2,094,451

Trading Companies & Distributors — 0.9%
Air Lease Corp.	16,786	720,791
Fastenal Co.	90,973	3,173,138
HD Supply Holdings, Inc.(a)	26,413	1,076,066
MSC Industrial Direct Co., Inc., Class A	6,955	473,427
United Rentals, Inc.(a)	11,942	1,620,410
Univar Solutions, Inc.(a)(b)	26,935	580,449
W.W. Grainger, Inc.	6,875	2,080,856
Watsco, Inc.	5,157	896,906

Security	Shares	Value

Trading Companies & Distributors (continued)
WESCO International, Inc.(a)	6,676	$323,185

		10,945,228

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	11,511	507,750

Water Utilities — 0.4%
American Water Works Co., Inc.	28,739	3,914,252
Essential Utilities, Inc.	34,326	1,782,892

		5,697,144

Wireless Telecommunication Services — 0.1%
Sprint Corp.(a)(b)	90,960	397,495
Telephone & Data Systems, Inc.	15,701	356,099
United States Cellular Corp.(a)	2,286	73,198

		826,792

Total Common Stocks — 97.9% (Cost — $971,473,128)		1,264,134,599

Investment Companies — 0.6%

Equity Fund — 0.6%
iShares Russell Mid-Cap ETF(e)	132,487	7,832,631

Total Investment Companies — 0.6% (Cost — $7,241,574)		7,832,631

Total Long-Term Investments — 98.5% (Cost — $978,714,702)		1,271,967,230

Short-Term Securities — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.81%(c)(d)(e)	43,979,105	44,005,493
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.54%(c)(e)	18,217,584	18,217,584

Total Short-Term Securities — 4.8% (Cost — $62,210,458)		62,223,077

Total Investments — 103.3% (Cost — $1,040,925,160)		1,334,190,307

Liabilities in Excess of Other Assets — (3.3)%		(43,069,223)

Net Assets — 100.0%		$1,291,121,084

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	36,749,992	7,229,113	—	43,979,105	$44,005,493	$123,108	(c)	$(1,606)	$4,783
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	13,140,461	5,077,123	—	18,217,584	18,217,584	114,546		—	—
iShares Russell Mid-Cap ETF	127,180	479,011	(473,704)	132,487	7,832,631	86,025		162,750	321,582

					$70,055,708	$323,679		$161,144	$326,365

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	39	03/20/20	$6,287	$(103,276)
S&P MidCap 400 E-Mini Index	52	03/20/20	10,436	(298,734)

				$(402,010)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$402,010	$—	$—	$—	$402,010

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$842,555	$—	$—	$—	$842,555

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(394,511)	$—	$—	$—	$(394,511)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,971,635

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Mid-Cap Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$1,264,134,599	$—	$—	$1,264,134,599
Investment Companies	7,832,631	—	—	7,832,631
Short-Term Securities	62,223,077	—	—	62,223,077

Subtotal	$1,334,190,307	$—	$—	$1,334,190,307

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(402,010)	$—	$—	$(402,010)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.1%

Aerospace & Defense — 1.4%
AAR Corp.	1,394	$59,356
Aerojet Rocketdyne Holdings, Inc.(a)(b)	3,225	167,926
AeroVironment, Inc.(b)	1,042	69,408
Astronics Corp.(b)	993	25,024
Axon Enterprise, Inc.(b)	2,587	198,707
Cubic Corp.	1,351	88,207
Curtiss-Wright Corp.	1,878	273,117
Ducommun, Inc.(b)	435	17,805
Hexcel Corp.	3,689	273,798
Huntington Ingalls Industries, Inc.	1,748	456,228
Kratos Defense & Security Solutions, Inc.(b)	3,776	69,252
Maxar Technologies, Inc.(a)(b)	2,453	39,150
Mercury Systems, Inc.(b)	2,399	184,123
Moog, Inc., Class A	1,477	132,354
National Presto Industries, Inc.	193	16,635
Park Aerospace Corp.	784	12,128
Parsons Corp.(b)	775	31,697
Spirit AeroSystems Holdings, Inc., Class A	4,519	295,181
Teledyne Technologies, Inc.(b)	1,565	571,319
Triumph Group, Inc.	2,190	44,742
Vectrus, Inc.(b)	480	26,760

		3,052,917

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(b)	2,703	56,682
Atlas Air Worldwide Holdings, Inc.(b)	963	21,523
Echo Global Logistics, Inc.(b)	1,145	22,190
Forward Air Corp.	1,199	78,474
Hub Group, Inc., Class A(b)	1,553	82,107
Park-Ohio Holdings Corp.	334	9,820
Radiant Logistics, Inc.(b)	1,614	7,796
XPO Logistics, Inc.(b)	4,020	357,458

		636,050

Airlines — 0.5%
Alaska Air Group, Inc.	5,232	337,935
Allegiant Travel Co.	558	93,766
Copa Holdings SA, Class A	1,361	133,324
Hawaiian Holdings, Inc.	2,056	57,321
JetBlue Airways Corp.(b)	12,651	250,869
Mesa Air Group, Inc.(a)(b)	859	7,336
SkyWest, Inc.	2,256	124,463
Spirit Airlines, Inc.(b)	2,951	121,198

		1,126,212

Auto Components — 0.8%
Adient PLC(b)	3,764	96,772
American Axle & Manufacturing Holdings, Inc.(b)	5,158	47,660
BorgWarner, Inc.	9,048	310,256
Cooper Tire & Rubber Co.	2,181	57,775
Cooper-Standard Holdings, Inc.(b)	700	18,564
Dana, Inc.	6,505	100,242
Dorman Products, Inc.(b)	1,146	79,991
Fox Factory Holding Corp.(b)	1,696	111,631
Gentex Corp.	11,090	330,149
Gentherm, Inc.(b)	1,690	77,926
Goodyear Tire & Rubber Co.	10,379	136,276
LCI Industries	1,052	113,584
Modine Manufacturing Co.(b)	2,032	14,285
Motorcar Parts of America, Inc.(b)	724	14,379
Spartan Motors, Inc.	1,438	24,446
Standard Motor Products, Inc.	864	41,973
Stoneridge, Inc.(b)	1,060	29,532
Tenneco, Inc., Class A	2,140	20,266

Security	Shares	Value

Auto Components (continued)
Visteon Corp.(a)(b)	1,189	$94,894

		1,720,601

Automobiles — 0.2%
Harley-Davidson, Inc.	6,769	226,084
Thor Industries, Inc.	2,333	187,853
Winnebago Industries, Inc.	1,414	77,431

		491,368

Banks — 6.4%
1st Constitution Bancorp	295	5,944
1st Source Corp.	619	29,211
ACNB Corp.	265	8,493
Allegiance Bancshares, Inc.	823	30,616
Amalgamated Bank, Class A	644	11,103
Amerant Bancorp, Inc.(b)	806	15,016
American National Bankshares, Inc.	430	14,663
Ameris Bancorp	2,652	106,584
Ames National Corp.	361	9,631
Arrow Financial Corp.	601	21,071
Associated Banc-Corp	6,867	136,859
Atlantic Capital Bancshares, Inc.(b)	908	17,134
Atlantic Union Bankshares Corp.	3,775	127,180
BancFirst Corp.	849	49,072
Banco Latinoamericano de Comercio Exterior SA	1,378	27,780
Bancorp, Inc.(b)	2,099	24,831
BancorpSouth Bank	4,676	133,593
Bank First Corp.	246	15,434
Bank of Commerce Holdings	568	6,078
Bank of Hawaii Corp.	1,856	166,298
Bank of Marin Bancorp	548	24,145
Bank of NT Butterfield & Son Ltd.	2,610	86,704
Bank of Princeton	238	7,259
Bank OZK	5,439	147,832
Bank7 Corp.	125	2,274
BankFinancial Corp.	456	5,686
BankUnited, Inc.	4,416	145,728
Bankwell Financial Group, Inc.	276	7,460
Banner Corp.	1,390	71,654
Bar Harbor Bankshares	646	14,212
Baycom Corp.(b)	499	11,208
BCB Bancorp, Inc.	530	6,954
BOK Financial Corp.	1,482	116,930
Boston Private Financial Holdings, Inc.	2,027	23,108
Bridge Bancorp, Inc.	683	20,729
Bryn Mawr Bank Corp.	815	30,579
Business First Bancshares, Inc.	528	13,084
Byline Bancorp, Inc.	1,060	20,458
C&F Financial Corp.	146	7,307
Cadence BanCorp	5,144	80,401
Cambridge Bancorp	167	12,054
Camden National Corp.	767	36,248
Capital Bancorp, Inc.(b)	361	4,917
Capital City Bank Group, Inc.	557	15,886
Capstar Financial Holdings, Inc.	606	9,072
Carolina Financial Corp.	920	35,282
Carter Bank & Trust(b)	939	18,583
Cathay General Bancorp	3,634	131,042
CBTX, Inc.	756	22,340
CenterState Bank Corp.(b)	5,329	120,222
Central Pacific Financial Corp.	639	17,719
Central Valley Community Bancorp	462	8,681
Century Bancorp, Inc., Class A	104	8,944
Chemung Financial Corp.	141	5,593
CIT Group, Inc.	4,359	199,250

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Citizens & Northern Corp.	485	$12,401
City Holding Co.	654	49,495
Civista Bancshares, Inc.	700	15,407
CNB Financial Corp.	606	17,913
Coastal Financial Corp.(b)	381	6,782
Codorus Valley Bancorp, Inc.	337	7,347
Colony Bankcorp, Inc.	304	4,666
Columbia Banking System, Inc.	3,008	116,410
Commerce Bancshares, Inc.	4,484	303,387
Community Bank System, Inc.	2,045	135,522
Community Bankers Trust Corp.	714	6,305
Community Financial Corp.	187	6,358
Community Trust Bancorp, Inc.	646	28,262
ConnectOne Bancorp, Inc.	1,382	32,629
CrossFirst Bankshares, Inc.(b)	685	9,350
Cullen/Frost Bankers, Inc.	2,589	230,835
Customers Bancorp, Inc.(b)	1,079	23,069
CVB Financial Corp.	5,827	121,027
Eagle Bancorp, Inc.	1,306	57,072
East West Bancorp, Inc.	6,483	297,181
Enterprise Bancorp, Inc.	367	11,384
Enterprise Financial Services Corp.	1,178	51,255
Equity Bancshares, Inc., Class A(b)	634	17,029
Esquire Financial Holdings, Inc.(b)	247	5,619
Evans Bancorp, Inc.	193	7,535
Farmers & Merchants Bancorp, Inc./Archbold	379	11,143
Farmers National Banc Corp.	1,036	16,390
FB Financial Corp.	743	26,488
Fidelity D&D Bancorp, Inc.	99	5,628
Financial Institutions, Inc.	634	19,534
First Bancorp, Inc.	402	11,369
First BanCorp, Puerto Rico	8,756	81,168
First Bancorp/Southern Pines NC	1,254	44,492
First Bancshares, Inc.	675	23,233
First Bank/Hamilton	604	6,463
First Busey Corp.	2,555	65,152
First Business Financial Services, Inc.	336	8,460
First Capital, Inc.	134	8,859
First Choice Bancorp	364	8,860
First Citizens BancShares, Inc., Class A	321	169,109
First Commonwealth Financial Corp.	4,004	54,134
First Community Bancshares, Inc.	745	21,836
First Financial Bancorp	4,073	97,915
First Financial Bankshares, Inc.	5,859	196,394
First Financial Corp.	698	29,128
First Financial Northwest, Inc.	318	4,652
First Foundation, Inc.	1,690	27,885
First Guaranty Bancshares, Inc.	196	3,528
First Hawaiian, Inc.	6,134	178,254
First Horizon National Corp.	13,728	219,648
First Internet Bancorp	341	9,040
First Interstate Bancsystem, Inc., Class A	1,913	73,650
First Merchants Corp.	2,480	98,580
First Mid Bancshares, Inc.	609	19,945
First Midwest Bancorp, Inc.	4,305	85,842
First Northwest Bancorp	358	5,653
First of Long Island Corp.	961	21,200
FNB Corp.	15,079	175,972
FNCB Bancorp, Inc.	704	5,526
Franklin Financial Network, Inc.	580	21,385
Franklin Financial Services Corp.	172	6,281
Fulton Financial Corp.	7,224	118,979
FVCBankcorp, Inc.(b)	510	8,134
German American Bancorp, Inc.	988	33,780

Security	Shares	Value

Banks (continued)
Glacier Bancorp, Inc.	3,791	$160,625
Great Southern Bancorp, Inc.	457	26,008
Great Western Bancorp, Inc.	2,356	69,620
Guaranty Bancshares, Inc.	337	10,312
Hancock Whitney Corp.	3,780	150,217
Hanmi Financial Corp.	814	13,691
HarborOne Bancorp, Inc.(b)	1,037	11,314
Hawthorn Bancshares, Inc.	234	5,323
HBT Financial, Inc.	919	17,764
Heartland Financial USA, Inc.	1,630	79,723
Heritage Commerce Corp.	3,109	36,064
Heritage Financial Corp.	1,541	39,727
Home BancShares, Inc.	6,765	129,347
HomeTrust Bancshares, Inc.	627	16,628
Hope Bancorp, Inc.	4,942	68,719
Horizon Bancorp	1,529	25,871
Howard Bancorp, Inc.(b)	487	8,225
Iberiabank Corp.	2,425	176,322
Independent Bank Corp.	2,277	117,390
Independent Bank Group, Inc.	1,570	84,026
International Bancshares Corp.	2,422	95,427
Investar Holding Corp.	370	8,181
Investors Bancorp, Inc.	9,784	118,240
Lakeland Bancorp, Inc.	1,996	32,415
Lakeland Financial Corp.	1,252	59,395
LCNB Corp.	530	8,782
Level One Bancorp, Inc.	199	4,947
Live Oak Bancshares, Inc.	1,077	18,826
Macatawa Bank Corp.	1,007	10,624
Mackinac Financial Corp.	391	5,912
MainStreet Bancshares, Inc.(a)(b)	295	6,490
Mercantile Bank Corp.	677	22,185
Metrocity Bankshares, Inc.	1,082	17,388
Metropolitan Bank Holding Corp.(b)	320	15,728
Mid Penn Bancorp, Inc.	277	6,648
Midland States Bancorp, Inc.	906	23,937
MidWestOne Financial Group, Inc.	480	15,523
MutualFirst Financial, Inc.	250	9,307
MVB Financial Corp.	421	8,412
National Bank Holdings Corp., Class A	1,196	38,990
National Bankshares, Inc.	253	10,333
NBT Bancorp, Inc.	1,797	67,909
Nicolet Bankshares, Inc.(b)	513	36,243
Northeast Bank(b)	309	6,202
Northrim BanCorp, Inc.	325	12,230
Norwood Financial Corp.	201	6,834
Oak Valley Bancorp	300	5,550
OFG Bancorp	2,026	39,932
Ohio Valley Banc Corp.	145	4,792
Old National Bancorp	7,157	128,182
Old Second Bancorp, Inc.	1,188	14,595
Opus Bank	931	24,797
Origin Bancorp, Inc.	800	28,192
Orrstown Financial Services, Inc.	382	7,873
Pacific Mercantile Bancorp(b)	851	5,897
Pacific Premier Bancorp, Inc.	2,369	70,596
PacWest Bancorp	5,397	189,165
Park National Corp.	686	65,149
Parke Bancorp, Inc.	426	9,168
PCB Bancorp	472	7,179
Peapack Gladstone Financial Corp.	843	24,641
Penns Woods Bancorp, Inc.	250	7,887
People’s United Financial, Inc.	19,517	300,952
People’s Utah Bancorp	705	18,386

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Peoples Bancorp of North Carolina, Inc.	176	$4,814
Peoples Bancorp, Inc.	794	25,837
Peoples Financial Services Corp.	278	12,885
Pinnacle Financial Partners, Inc.	3,416	201,749
Popular, Inc.	4,203	235,200
Preferred Bank	596	35,826
Premier Financial Bancorp, Inc.	602	10,234
Prosperity Bancshares, Inc.	4,154	291,611
QCR Holdings, Inc.	617	25,359
RBB Bancorp	608	11,965
Red River Bancshares, Inc.(a)(b)	340	18,003
Reliant Bancorp Inc.	453	9,631
Renasant Corp.	2,400	76,632
Republic Bancorp, Inc., Class A	395	16,550
Republic First Bancorp, Inc.(b)	1,432	4,568
Richmond Mutual BanCorp., Inc.(b)	878	13,354
S&T Bancorp, Inc.	1,567	58,904
Sandy Spring Bancorp, Inc.	1,483	51,608
SB One Bancorp	284	6,788
Seacoast Banking Corp. of Florida(b)	2,041	55,413
Select Bancorp, Inc.(b)	788	9,141
ServisFirst Bancshares, Inc.	2,213	81,328
Shore Bancshares, Inc.	440	7,150
Sierra Bancorp	591	15,827
Signature Bank	2,339	331,881
Simmons First National Corp., Class A	3,718	89,158
SmartFinancial, Inc.	576	12,453
South Plains Financial, Inc.	820	17,835
South State Corp.	1,470	111,147
Southern First Bancshares, Inc.(b)	286	11,168
Southern National Bancorp of Virginia, Inc.	695	10,793
Southside Bancshares, Inc.	1,312	46,025
Spirit of Texas Bancshares, Inc.(b)	592	12,284
Sterling Bancorp	9,211	184,220
Stock Yards Bancorp, Inc.	818	31,689
Summit Financial Group, Inc.	447	10,974
Synovus Financial Corp.(b)	6,174	216,213
TCF Financial Corp.	6,680	282,430
Texas Capital Bancshares, Inc.(b)	2,374	130,475
Tompkins Financial Corp.	749	64,481
TowneBank	3,019	80,154
Trico Bancshares	1,129	41,096
TriState Capital Holdings, Inc.(b)	1,112	25,565
Triumph Bancorp, Inc.(b)	968	37,733
Trustmark Corp.	2,627	84,011
UMB Financial Corp.	2,093	139,101
Umpqua Holdings Corp.	10,206	172,481
Union Bankshares, Inc.	170	5,715
United Bankshares, Inc.	4,100	140,630
United Community Banks, Inc.	2,562	71,531
United Security Bancshares	461	4,490
Unity Bancorp, Inc.	279	6,116
Univest Financial Corp.	1,178	29,262
Valley National Bancorp	17,469	183,949
Veritex Holdings, Inc.	2,139	60,576
Washington Trust Bancorp, Inc.	619	29,297
Webster Financial Corp.	4,081	183,074
WesBanco, Inc.	2,805	92,902
West BanCorp., Inc.	655	14,993
Westamerica BanCorp	1,056	66,908
Western Alliance Bancorp	4,212	232,629
Wintrust Financial Corp.	2,596	164,275
Zions Bancorp. NA	7,397	336,490

		13,957,603

Security	Shares	Value

Beverages — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	371	$132,217
Celsius Holdings, Inc.(b)	659	3,559
Coca-Cola Consolidated, Inc.	194	52,537
Craft Brew Alliance, Inc.(a)(b)	449	7,364
MGP Ingredients, Inc.	532	18,120
National Beverage Corp.(b)	497	21,326
New Age Beverages Corp.(a)(b)	3,021	5,256
Primo Water Corp.(b)	1,329	20,028

		260,407

Biotechnology — 4.8%
89bio, Inc.(b)	221	5,905
Abeona Therapeutics, Inc.(b)	1,343	2,914
ACADIA Pharmaceuticals, Inc.(b)	4,936	197,144
Acceleron Pharma, Inc.(b)	2,169	196,902
Acorda Therapeutics, Inc.(b)	1,880	3,816
Adamas Pharmaceuticals, Inc.(a)(b)	757	3,891
ADMA Biologics, Inc.(a)(b)	2,137	8,463
Aduro Biotech, Inc.(b)	2,704	4,543
Adverum Biotechnologies, Inc.(b)	2,176	21,477
Aeglea BioTherapeutics, Inc.(b)	1,022	7,420
Affimed NV(a)(b)	2,481	6,500
Agenus, Inc.(b)	3,927	14,687
AgeX Therapeutics, Inc.(a)(b)	346	474
Agios Pharmaceuticals, Inc.(b)	2,675	130,353
Aimmune Therapeutics, Inc.(a)(b)	2,099	65,174
Akcea Therapeutics, Inc.(a)(b)	485	8,376
Akebia Therapeutics, Inc.(b)	4,914	35,479
Akero Therapeutics, Inc.(b)	291	7,185
Albireo Pharma, Inc.(b)	386	8,762
Aldeyra Therapeutics, Inc.(b)	927	4,950
Alector, Inc.(b)	1,311	36,629
Alkermes PLC(b)	7,367	128,260
Allakos, Inc.(a)(b)	871	62,886
Allogene Therapeutics, Inc.(a)(b)	1,708	37,098
Alnylam Pharmaceuticals, Inc.(b)	4,676	536,758
AMAG Pharmaceuticals, Inc.(a)(b)	1,473	13,051
Amicus Therapeutics, Inc.(b)	10,867	96,064
AnaptysBio, Inc.(b)	992	14,404
Anavex Life Sciences Corp.(a)(b)	1,757	5,025
Apellis Pharmaceuticals, Inc.(b)	2,114	86,907
Applied Therapeutics, Inc.(b)	333	17,473
Aprea Therapeutics, Inc.(b)	337	12,921
Arcus Biosciences, Inc.(b)	1,232	10,817
Ardelyx, Inc.(b)	2,047	14,493
Arena Pharmaceuticals, Inc.(b)	2,367	108,148
Arrowhead Pharmaceuticals, Inc.(b)	4,087	171,286
Atara Biotherapeutics, Inc.(b)	2,272	30,059
Athenex, Inc.(b)	2,793	37,398
Athersys, Inc.(a)(b)	4,717	6,415
Atreca, Inc., Class A(b)	366	6,727
Avid Bioservices, Inc.(b)	2,223	14,694
Avrobio, Inc.(b)	933	20,274
Baudax Bio, Inc.(a)(b)	302	2,528
Beyondspring, Inc.(b)	443	6,707
BioCryst Pharmaceuticals, Inc.(b)	7,170	20,435
Biohaven Pharmaceutical Holding Co. Ltd.(b)	1,740	84,373
Biospecifics Technologies Corp.(a)(b)	255	15,065
Bioxcel Therapeutics, Inc.(b)	186	3,082
Bluebird Bio, Inc.(a)(b)	2,460	196,037
Blueprint Medicines Corp.(b)	2,192	139,082
Bridgebio Pharma, Inc.(b)	984	33,938
Cabaletta Bio, Inc.(b)	475	7,804
Calithera Biosciences, Inc.(b)	2,069	12,414
Calyxt, Inc.(b)	478	2,662

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CareDx, Inc.(b)	1,668	$40,299
CASI Pharmaceuticals, Inc.(b)	2,011	5,731
Castle Biosciences, Inc.(a)(b)	254	7,833
Catalyst Pharmaceuticals, Inc.(b)	3,805	15,639
CEL-SCI Corp.(a)(b)	1,087	14,175
Celcuity, Inc.(a)(b)	238	2,628
Cellular Biomedicine Group, Inc.(b)	483	8,235
Checkpoint Therapeutics, Inc.(b)	1,158	2,096
ChemoCentryx, Inc.(b)	1,702	72,199
Chiasma, Inc.(b)	1,470	6,938
Chimerix, Inc.(b)	1,809	2,985
Clovis Oncology, Inc.(a)(b)	1,893	15,693
Coherus Biosciences, Inc.(b)	2,881	51,973
Concert Pharmaceuticals, Inc.(b)	928	9,911
Constellation Pharmaceuticals, Inc.(b)	612	20,221
Contra GTX, Inc.(a)(b)(c)	23	47
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	2,463	15,936
Cortexyme, Inc.(a)(b)	514	24,153
Crinetics Pharmaceuticals, Inc.(b)	442	9,494
Cue Biopharma, Inc.(a)(b)	732	11,104
Cyclerion Therapeutics, Inc.(a)(b)	984	3,228
Cytokinetics, Inc.(b)	2,280	28,044
CytomX Therapeutics, Inc.(b)	1,824	13,534
Deciphera Pharmaceuticals, Inc.(b)	816	51,106
Denali Therapeutics, Inc.(a)(b)	1,987	46,019
Dicerna Pharmaceuticals, Inc.(b)	2,112	41,701
Dynavax Technologies Corp.(b)	3,781	19,094
Eagle Pharmaceuticals, Inc.(b)	389	20,936
Editas Medicine, Inc.(a)(b)	2,315	61,185
Eidos Therapeutics, Inc.(b)	475	25,308
Eiger Biopharmaceuticals, Inc.(b)	973	12,026
Emergent Biosolutions, Inc.(a)(b)	2,050	112,935
Enanta Pharmaceuticals, Inc.(b)	695	35,820
Epizyme, Inc.(b)	3,414	71,455
Esperion Therapeutics, Inc.(a)(b)	1,177	63,652
Evelo Biosciences, Inc.(a)(b)	541	3,176
Exact Sciences Corp.(a)(b)	6,161	574,698
Exelixis, Inc.(b)	13,239	227,711
Fate Therapeutics, Inc.(b)	2,662	67,508
FibroGen, Inc.(a)(b)	3,378	141,369
Five Prime Therapeutics, Inc.(b)	1,464	6,910
Flexion Therapeutics, Inc.(a)(b)	1,400	24,528
Forty Seven, Inc.(b)	946	34,879
Frequency Therapeutics, Inc.(a)(b)	374	8,942
G1 Therapeutics, Inc.(a)(b)	1,430	27,685
Galectin Therapeutics, Inc.(a)(b)	1,310	3,445
Geron Corp.(b)	7,252	9,500
Global Blood Therapeutics, Inc.(a)(b)	2,558	166,935
GlycoMimetics, Inc.(b)	1,412	6,043
Gossamer Bio, Inc.(b)	1,840	24,435
Gritstone Oncology, Inc.(b)	1,033	9,152
Halozyme Therapeutics, Inc.(b)	6,588	125,040
Harpoon Therapeutics, Inc.(b)	320	4,253
Heron Therapeutics, Inc.(a)(b)	3,782	78,893
Homology Medicines, Inc.(a)(b)	1,016	15,900
Hookipa Pharma, Inc.(b)	669	8,028
IGM Biosciences, Inc.(b)	277	9,415
ImmunoGen, Inc.(b)	6,173	29,167
Immunomedics, Inc.(b)	7,744	143,806
Inovio Pharmaceuticals, Inc.(b)	3,589	16,258
Insmed, Inc.(b)	3,730	76,614
Intellia Therapeutics, Inc.(a)(b)	1,485	17,686
Intercept Pharmaceuticals, Inc.(b)	1,117	103,222
Invitae Corp.(a)(b)	3,589	66,935

Security	Shares	Value

Biotechnology (continued)
Ionis Pharmaceuticals, Inc.(b)	5,665	$330,383
Iovance Biotherapeutics, Inc.(a)(b)	5,196	112,961
Ironwood Pharmaceuticals, Inc.(a)(b)	7,128	86,106
Jounce Therapeutics, Inc.(b)	663	4,170
Kadmon Holdings, Inc.(b)	7,039	32,309
KalVista Pharmaceuticals, Inc.(a)(b)	486	7,436
Karuna Therapeutics, Inc.(b)	263	24,961
Karyopharm Therapeutics, Inc.(a)(b)	2,569	41,489
Kezar Life Sciences, Inc.(b)	509	1,563
Kindred Biosciences, Inc.(b)	1,379	12,039
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	489	7,193
Kodiak Sciences, Inc.(b)	982	59,971
Krystal Biotech, Inc.(b)	494	25,816
Kura Oncology, Inc.(b)	1,590	18,667
La Jolla Pharmaceutical Co.(a)(b)	861	5,898
Lexicon Pharmaceuticals, Inc.(b)	1,794	5,543
Ligand Pharmaceuticals, Inc.(b)	771	67,702
Lineage Cell Therapeutics, Inc.(b)	4,804	4,948
LogicBio Therapeutics, Inc.(b)	379	3,741
MacroGenics, Inc.(b)	1,992	18,426
Madrigal Pharmaceuticals, Inc.(a)(b)	315	26,151
Magenta Therapeutics, Inc.(a)(b)	858	10,193
MannKind Corp.(a)(b)	8,161	11,997
Marker Therapeutics, Inc.(b)	1,128	2,922
MediciNova, Inc.(a)(b)	1,590	9,206
MEI Pharma, Inc.(b)	2,785	6,378
MeiraGTx Holdings PLC(b)	652	11,808
Mersana Therapeutics, Inc.(a)(b)	1,559	10,523
Millendo Therapeutics, Inc.(a)(b)	371	2,946
Minerva Neurosciences, Inc.(b)	1,288	10,471
Mirati Therapeutics, Inc.(b)	1,170	101,591
Moderna, Inc.(a)(b)	8,894	182,416
Molecular Templates, Inc.(a)(b)	676	10,099
Momenta Pharmaceuticals, Inc.(b)	4,477	129,923
Morphic Holding, Inc.(a)(b)	291	5,849
Mustang Bio, Inc.(b)	967	3,549
Myriad Genetics, Inc.(b)	3,175	87,789
Natera, Inc.(a)(b)	2,707	94,772
Neon Therapeutics, Inc.(b)	541	730
Neurocrine Biosciences, Inc.(b)	4,000	400,320
NextCure, Inc.(b)	619	26,462
Novavax, Inc.(a)(b)	831	6,332
Oncocyte Corp.(b)	663	1,730
OPKO Health, Inc.(a)(b)	14,963	21,696
Organogenesis Holdings, Inc.(b)	528	2,360
Oyster Point Pharma, Inc.(b)	384	12,096
Palatin Technologies, Inc.(a)(b)	8,861	5,778
PDL BioPharma, Inc.(b)	4,812	15,832
Pfenex, Inc.(b)	1,114	11,942
PhaseBio Pharmaceuticals, Inc.(a)(b)	571	2,844
Pieris Pharmaceuticals, Inc.(b)	1,684	6,231
PolarityTE, Inc.(a)(b)	391	1,212
Portola Pharmaceuticals, Inc.(a)(b)	3,540	45,277
Precigen, Inc.(a)(b)	2,921	13,583
Precision BioSciences, Inc.(b)	1,733	14,020
Prevail Therapeutics, Inc.(b)	416	7,862
Principia Biopharma, Inc.(b)	792	41,699
Progenics Pharmaceuticals, Inc.(b)	3,479	15,516
Protagonist Therapeutics, Inc.(b)	626	4,726
Prothena Corp. PLC(b)	1,750	21,298
PTC Therapeutics, Inc.(b)	2,630	135,445
Puma Biotechnology, Inc.(b)	1,255	9,864
Ra Pharmaceuticals, Inc.(b)	1,477	69,227
Radius Health, Inc.(a)(b)	1,876	32,943

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Recro Pharma, Inc.(b)	756	$12,466
REGENXBIO, Inc.(a)(b)	1,451	63,162
Replimune Group, Inc.(b)	456	7,250
Retrophin, Inc.(b)	1,721	26,607
Rhythm Pharmaceuticals, Inc.(b)	1,554	27,257
Rigel Pharmaceuticals, Inc.(b)	7,015	15,854
Rocket Pharmaceuticals, Inc.(a)(b)	1,155	23,654
Rubius Therapeutics, Inc.(a)(b)	1,414	11,029
Sage Therapeutics, Inc.(a)(b)	2,281	151,185
Sangamo Therapeutics, Inc.(b)	4,639	34,004
Sarepta Therapeutics, Inc.(b)	3,108	360,404
Savara, Inc.(b)	1,141	2,989
Scholar Rock Holding Corp.(b)	610	7,497
Seattle Genetics, Inc.(b)	5,058	548,237
Seres Therapeutics, Inc.(a)(b)	1,943	6,334
Solid Biosciences, Inc.(b)	943	3,159
Sorrento Therapeutics, Inc.(a)(b)	5,089	19,491
Spectrum Pharmaceuticals, Inc.(b)	4,550	11,512
Spero Therapeutics, Inc.(b)	348	3,205
SpringWorks Therapeutics, Inc.(b)	558	17,566
Stemline Therapeutics, Inc.(a)(b)	1,971	13,068
Stoke Therapeutics, Inc.(a)(b)	442	12,358
Strongbridge Biopharma PLC(b)	1,475	4,329
Sutro Biopharma, Inc.(b)	500	5,120
Syndax Pharmaceuticals, Inc.(a)(b)	674	6,322
Synlogic, Inc.(a)(b)	699	1,873
Syros Pharmaceuticals, Inc.(b)	1,323	9,340
TCR2 Therapeutics, Inc.(b)	567	8,324
TG Therapeutics, Inc.(b)	3,913	55,604
Tocagen, Inc.(a)(b)	867	433
Translate Bio, Inc.(b)	1,211	8,683
Turning Point Therapeutics, Inc.(b)	1,187	69,440
Twist Bioscience Corp.(b)	908	22,555
Tyme Technologies, Inc.(b)	3,461	4,845
Ultragenyx Pharmaceutical, Inc.(b)	2,350	123,493
United Therapeutics Corp.(b)	1,859	181,569
UNITY Biotechnology, Inc.(a)(b)	1,127	6,649
UroGen Pharma Ltd.(b)	782	22,999
Vanda Pharmaceuticals, Inc.(b)	2,169	27,655
VBI Vaccines, Inc.(b)	8,564	11,733
Veracyte, Inc.(b)	1,966	51,608
Vericel Corp.(b)	1,743	28,585
Viela Bio, Inc.(b)	335	13,182
Viking Therapeutics, Inc.(b)	2,561	16,083
Vir Biotechnology, Inc.(a)(b)	615	16,377
Voyager Therapeutics, Inc.(b)	971	10,710
X4 Pharmaceuticals, Inc.(b)	590	4,897
XBiotech, Inc.(a)(b)	680	15,239
Xencor, Inc.(b)	1,967	66,760
Y-mAbs Therapeutics, Inc.(a)(b)	1,086	35,827
ZIOPHARM Oncology, Inc.(a)(b)	7,258	28,597

		10,455,844

Building Products — 1.7%
AAON, Inc.(a)	1,764	92,504
Advanced Drainage Systems, Inc.	1,924	79,981
Allegion PLC	4,052	524,005
Ameresco, Inc., Class A(a)(b)	816	15,659
American Woodmark Corp.(b)	742	81,360
AO Smith Corp.	5,953	254,134
Apogee Enterprises, Inc.	1,079	34,334
Armstrong Flooring, Inc.(b)	926	3,278
Armstrong World Industries, Inc.	2,182	218,920
Builders FirstSource, Inc.(b)	5,066	125,611
Caesarstone Ltd.	893	11,680

Security	Shares	Value

Building Products (continued)
Continental Building Products, Inc.(b)	1,437	$53,155
Cornerstone Building Brands, Inc.(b)	1,901	16,311
CSW Industrials, Inc.	790	59,945
Fortune Brands Home & Security, Inc.	6,092	418,581
Gibraltar Industries, Inc.(b)	1,352	73,711
Griffon Corp.	1,514	31,476
Insteel Industries, Inc.	770	17,225
JELD-WEN Holding, Inc.(b)	3,073	73,383
Lennox International, Inc.	1,531	356,692
Masonite International Corp.(b)	1,119	84,048
Owens Corning	4,711	284,968
Patrick Industries, Inc.	918	47,626
PGT Innovations, Inc.(b)	2,316	35,898
Quanex Building Products Corp.	1,310	23,213
Resideo Technologies, Inc.(b)	5,103	51,949
Simpson Manufacturing Co., Inc.	1,988	164,348
Trex Co., Inc.(b)	2,567	252,182
Universal Forest Products, Inc.	2,463	117,978

		3,604,155

Capital Markets — 1.8%
Affiliated Managers Group, Inc.	2,146	171,358
Ares Management Corp., Class A	3,024	109,045
Arlington Asset Investment Corp., Class A	1,624	9,224
Artisan Partners Asset Management, Inc., Class A	2,376	79,358
AssetMark Financial Holdings(b)	736	21,587
Associated Capital Group, Inc., Class A	121	5,054
B. Riley Financial, Inc.	873	23,414
BGC Partners, Inc., Class A	12,310	71,029
Blucora, Inc.(b)	2,256	50,873
BrightSphere Investment Group PLC(b)	2,832	26,083
Cohen & Steers, Inc.	955	70,651
Cowen, Inc., Class A(b)	1,204	19,348
Diamond Hill Investment Group, Inc.	133	18,722
Donnelley Financial Solutions, Inc.(b)	1,265	11,461
Eaton Vance Corp.	4,885	223,489
Evercore, Inc., Class A	1,689	129,411
Federated Investors, Inc., Class B	4,246	153,833
Focus Financial Partners, Inc., Class A(b)	1,446	40,850
GAIN Capital Holdings, Inc.	624	2,440
GAMCO Investors, Inc., Class A	181	2,996
Greenhill & Co., Inc.(a)	761	11,917
Hamilton Lane, Inc., Class A	1,075	69,821
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,704	92,179
Houlihan Lokey, Inc.	1,970	102,144
INTL. FCStone, Inc.(b)	684	32,599
Janus Henderson Group PLC	6,742	170,370
Ladenburg Thalmann Financial Services, Inc.	4,849	16,923
Lazard Ltd., Class A	4,507	189,114
Legg Mason, Inc.	3,978	155,739
LPL Financial Holdings, Inc.	3,528	325,035
MarketAxess Holdings, Inc.	1,612	570,938
Medallion Financial Corp.(b)	819	5,643
Moelis & Co., Class A	2,243	80,748
Oppenheimer Holdings, Inc., Class A	384	10,579
Piper Jaffray Cos.	572	47,150
PJT Partners, Inc., Class A	950	43,719
Pzena Investment Management, Inc., Class A	654	5,356
Safeguard Scientifics, Inc.(a)	1,114	11,853
Sculptor Capital Management, Inc.	708	16,242
SEI Investments Co.	5,536	361,279
Siebert Financial Corp.(b)	256	1,759
Silvercrest Asset Management Group, Inc., Class A	334	3,968
Stifel Financial Corp.	2,974	192,388
Virtu Financial, Inc., Class A	2,117	35,333

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Virtus Investment Partners, Inc.	270	$33,218
Waddell & Reed Financial, Inc., Class A	3,134	50,081
Westwood Holdings Group, Inc.	313	8,789
WisdomTree Investments, Inc.	5,431	22,865

		3,907,975

Chemicals — 2.1%
A. Schulman, Inc.(b)(c)	710	307
Advanced Emissions Solutions, Inc.	699	7,962
AdvanSix, Inc.(b)	1,133	21,210
Albemarle Corp.	4,609	370,011
American Vanguard Corp.	1,114	20,810
Ashland Global Holdings, Inc.	2,666	197,231
Axalta Coating Systems Ltd.(b)	8,960	258,138
Balchem Corp.	1,436	155,117
Cabot Corp.	2,501	99,665
CF Industries Holdings, Inc.	9,558	384,996
Chase Corp.	292	26,855
Chemours Co.	7,239	100,405
Codexis, Inc.(a)(b)	2,160	33,869
Element Solutions, Inc.(b)	9,630	112,671
Ferro Corp.(b)	3,859	52,791
Flotek Industries, Inc.(b)	1,723	2,929
FutureFuel Corp.	1,037	11,366
GCP Applied Technologies, Inc.(b)	2,654	58,972
Hawkins, Inc.	407	17,004
HB Fuller Co.	2,415	111,597
Huntsman Corp.	9,450	194,292
Ingevity Corp.(b)	1,856	121,048
Innophos Holdings, Inc.	803	25,664
Innospec, Inc.	1,155	116,343
Intrepid Potash, Inc.(b)	4,093	9,741
Koppers Holdings, Inc.(b)	903	28,336
Kraton Corp.(b)	1,307	21,500
Kronos Worldwide, Inc.	913	9,897
Landec Corp.(a)(b)	929	10,405
Livent Corp.(b)	6,056	56,987
LSB Industries, Inc.(b)	806	2,434
Marrone Bio Innovations, Inc.(b)	1,725	1,984
Minerals Technologies, Inc.	1,504	81,412
NewMarket Corp.	297	130,567
Olin Corp.	6,829	101,547
OMNOVA Solutions, Inc.(b)	1,732	17,511
Orion Engineered Carbons SA	2,478	38,905
PolyOne Corp.	3,440	114,139
PQ Group Holdings, Inc.(b)	1,559	23,868
Quaker Chemical Corp.(a)	601	99,778
Rayonier Advanced Materials, Inc.	1,917	5,904
RPM International, Inc.	5,523	394,176
Scotts Miracle-Gro Co.	1,699	208,535
Sensient Technologies Corp.	1,808	108,028
Stepan Co.	901	88,884
Trecora Resources(b)	840	5,687
Tredegar Corp.	1,051	21,388
Trinseo SA	1,674	48,077
Tronox Holdings PLC, Class A(b)	4,231	35,794
Valhi, Inc.	1,055	1,751
Valvoline, Inc.	8,275	174,437
Westlake Chemical Corp.	1,481	90,637
WR Grace & Co.	2,468	166,244

		4,599,806

Commercial Services & Supplies — 1.6%
ABM Industries, Inc.	3,066	116,937
ACCO Brands Corp.	3,981	34,396

Security	Shares	Value

Commercial Services & Supplies (continued)
ADT, Inc.(a)	4,564	$28,297
Advanced Disposal Services, Inc.(b)	3,454	113,809
BrightView Holdings, Inc.(a)(b)	1,233	19,481
Brink’s Co.	2,179	183,450
Casella Waste Systems, Inc., Class A(a)(b)	2,134	109,239
CECO Environmental Corp.(b)	1,268	9,637
Charah Solutions, Inc.(b)	461	922
Cimpress PLC(a)(b)	858	102,643
Clean Harbors, Inc.(b)	2,264	186,146
Covanta Holding Corp.	5,684	85,146
Deluxe Corp.	1,791	86,326
Encore Capital Group, Inc.(b)	1,438	48,820
Ennis, Inc.	1,065	22,216
Harsco Corp.(b)	3,538	52,716
Healthcare Services Group, Inc.	3,434	87,910
Heritage-Crystal Clean, Inc.(a)(b)	634	17,974
Herman Miller, Inc.	2,530	97,785
HNI Corp.	1,829	65,789
IAA, Inc.(b)	5,810	274,581
InnerWorkings, Inc.(b)	1,916	7,951
Interface, Inc.	2,451	39,412
KAR Auction Services, Inc.	5,667	119,120
Kimball International, Inc., Class B	1,451	27,250
Knoll, Inc.	2,018	49,966
McGrath RentCorp	1,162	89,846
Mobile Mini, Inc.	1,949	81,351
MSA Safety, Inc.	1,546	209,638
NL Industries, Inc.(b)	244	820
Pitney Bowes, Inc.	7,064	26,419
Quad/Graphics, Inc.	1,346	5,721
Rollins, Inc.	6,167	234,038
RR Donnelley & Sons Co.	2,959	7,102
SP Plus Corp.(b)	948	39,636
Steelcase, Inc., Class A	3,939	73,305
Stericycle, Inc.(a)(b)	3,943	247,147
Sykes Enterprises, Inc.(b)	1,637	54,987
Team, Inc.(b)	1,161	15,790
Tetra Tech, Inc.	2,375	203,300
UniFirst Corp.	675	137,653
US Ecology, Inc.	1,245	67,242
Viad Corp.	905	58,825
VSE Corp.	331	10,297

		3,551,036

Communications Equipment — 0.7%
Acacia Communications, Inc.(b)	1,690	115,850
ADTRAN, Inc.	1,951	17,657
Applied Optoelectronics, Inc.(a)(b)	780	8,814
Bel Fuse, Inc., Class B	434	7,517
CalAmp Corp.(b)	1,328	12,775
Calix, Inc.(b)	1,755	16,076
Cambium Networks Corp.(b)	195	1,347
Casa Systems, Inc.(a)(b)	1,337	5,361
Ciena Corp.(b)	6,779	275,702
Clearfield, Inc.(b)	451	5,737
CommScope Holding Co., Inc.(b)	8,359	101,854
Comtech Telecommunications Corp.	990	28,621
DASAN Zhone Solutions, Inc.(b)	238	2,109
Digi International, Inc.(b)	1,159	18,306
EchoStar Corp., Class A(b)	2,153	85,916
Extreme Networks, Inc.(b)	5,674	33,477
Harmonic, Inc.(a)(b)	3,499	24,616
Infinera Corp.(b)	8,000	58,960
Inseego Corp.(a)(b)	1,826	12,252
InterDigital, Inc.	1,304	72,046

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
KVH Industries, Inc.(b)	703	$7,234
Loral Space & Communications, Inc.(b)	536	17,243
Lumentum Holdings, Inc.(b)	3,375	255,724
NETGEAR, Inc.(a)(b)	1,246	32,047
Plantronics, Inc.	1,352	38,829
Ribbon Communications, Inc.(b)	2,351	6,630
Tessco Technologies, Inc.	241	1,494
Ubiquiti, Inc.	366	59,812
ViaSat, Inc.(b)	2,516	160,143
Viavi Solutions, Inc.(b)	10,032	141,451

		1,625,600

Construction & Engineering — 1.1%
AECOM(b)	6,890	332,305
Aegion Corp.(b)	1,283	26,815
Arcosa, Inc.	2,110	92,312
Argan, Inc.	597	25,140
Comfort Systems USA, Inc.	1,687	78,277
Concrete Pumping Holdings, Inc.(b)	449	2,290
Construction Partners, Inc., Class A(b)	1,009	16,931
Dycom Industries, Inc.(b)	1,311	52,990
EMCOR Group, Inc.	2,436	200,166
Fluor Corp.	6,256	111,920
Granite Construction, Inc.	2,160	58,601
Great Lakes Dredge & Dock Corp.(b)	2,432	25,463
IES Holdings, Inc.(b)	277	6,928
Jacobs Engineering Group, Inc.	5,775	534,361
KBR, Inc.	6,227	169,374
MasTec, Inc.(a)(b)	2,574	148,648
MYR Group, Inc.(b)	662	19,013
Northwest Pipe Co.(b)	411	13,452
NV5 Global, Inc.(a)(b)	432	26,831
Primoris Services Corp.	1,773	37,818
Quanta Services, Inc.(a)	6,233	244,022
Sterling Construction Co., Inc.(b)	1,245	16,403
Tutor Perini Corp.(b)	1,637	18,433
WillScot Corp.(a)(b)	2,183	41,149

		2,299,642

Construction Materials — 0.1%
Eagle Materials, Inc.	1,876	171,035
Forterra, Inc.(a)(b)	621	8,042
Summit Materials, Inc., Class A(b)	4,775	104,907
United States Lime & Minerals, Inc.	66	5,923
US Concrete, Inc.(b)	661	23,525

		313,432

Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,474	45,650
American Outdoor Brands Corp.(b)	2,303	21,694
At Home Group, Inc.(b)	1,880	10,641
Camping World Holdings, Inc., Class A	1,314	20,459

		98,444

Consumer Finance — 0.6%
Credit Acceptance Corp.(b)	464	199,047
Curo Group Holdings Corp.(b)	685	7,131
Elevate Credit, Inc.(b)	1,091	6,339
Enova International, Inc.(b)	1,327	33,255
Ezcorp, Inc., Class A(b)	2,323	14,449
FirstCash, Inc.	1,862	161,938
Green Dot Corp., Class A(b)	2,012	60,521
I3 Verticals, Inc., Class A(b)	663	21,408
LendingClub Corp.(b)	2,748	32,207
Navient Corp.	8,610	123,812
Nelnet, Inc., Class A	753	43,117

Security	Shares	Value

Consumer Finance (continued)
OneMain Holdings, Inc.	2,796	$118,466
Oportun Financial Corp.(a)(b)	463	9,741
PRA Group, Inc.(b)	1,960	69,306
Regional Management Corp.(a)(b)	350	9,642
Santander Consumer USA Holdings, Inc.	4,636	123,410
SLM Corp.	18,727	204,499
World Acceptance Corp.(b)	256	22,136

		1,260,424

Containers & Packaging — 1.3%
AptarGroup, Inc.	2,789	322,157
Ardagh Group SA	814	15,531
Avery Dennison Corp.	3,642	477,976
Berry Global Group, Inc.(b)	5,777	245,638
Crown Holdings, Inc.(b)	5,682	420,638
Graphic Packaging Holding Co.	12,701	198,517
Greif, Inc., Class A	1,164	47,049
Greif, Inc., Class B	259	12,277
Myers Industries, Inc.	1,444	23,364
O-I Glass, Inc.	6,997	88,302
Packaging Corp. of America	4,064	389,128
Sealed Air Corp.	6,815	241,933
Silgan Holdings, Inc.	3,711	114,521
Sonoco Products Co.	4,292	245,245
UFP Technologies, Inc.(b)	276	12,870

		2,855,146

Distributors — 0.2%
Core-Mark Holding Co., Inc.	1,957	45,872
Funko, Inc., Class A(b)	1,116	16,774
Greenlane Holdings, Inc., Class A(b)	193	471
Pool Corp.	1,687	369,959
Weyco Group, Inc.	265	6,002

		439,078

Diversified Consumer Services — 1.1%
2U, Inc.(a)(b)	2,567	50,852
Adtalem Global Education, Inc.(b)	2,451	84,584
American Public Education, Inc.(b)	656	15,633
Bright Horizons Family Solutions, Inc.(b)	2,502	409,653
Carriage Services, Inc.	657	15,551
Chegg, Inc.(b)	5,206	214,643
Collectors Universe, Inc.	323	7,933
frontdoor, Inc.(b)	3,654	155,587
Graham Holdings Co., Class B	195	107,098
Grand Canyon Education, Inc.(b)	2,089	163,527
H&R Block, Inc.	8,852	205,366
Houghton Mifflin Harcourt Co.(a)(b)	4,179	23,068
K12, Inc.(b)	1,560	25,178
Laureate Education, Inc., Class A(b)	5,108	106,451
Matthews International Corp., Class A	1,280	47,770
OneSpaWorld Holdings Ltd.	1,793	26,913
Regis Corp.(b)	1,187	18,422
Select Interior Concepts, Inc., Class A(b)	881	7,277
Service Corp. International	7,724	370,366
ServiceMaster Global Holdings, Inc.(b)	6,004	216,444
Strategic Education, Inc.	948	153,851
WW International, Inc.(a)(b)	2,105	69,423

		2,495,590

Diversified Financial Services — 0.7%
Cannae Holdings, Inc.(b)	2,923	118,849
FactSet Research Systems, Inc.	1,632	466,932
FGL Holdings	6,941	66,981
Jefferies Financial Group, Inc.	11,335	245,289
Marlin Business Services Corp.	321	6,324

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Morningstar, Inc.	859	$134,768
On Deck Capital, Inc.(b)	2,649	10,808
PICO Holdings, Inc.(b)	400	3,980
Tiptree, Inc.	1,087	7,446
Voya Financial, Inc.	5,923	353,781

		1,415,158

Diversified Telecommunication Services — 0.4%
8x8, Inc.(b)	4,503	83,846
Anterix, Inc.(a)(b)	530	24,624
ATN International, Inc.	443	25,636
Bandwidth, Inc., Class A(b)	647	45,911
Cincinnati Bell, Inc.(a)(b)	2,062	28,270
Cogent Communications Holdings, Inc.	1,907	135,264
Consolidated Communications Holdings, Inc.	2,968	14,335
Frontier Communications Corp.(a)(b)	3,332	1,838
IDT Corp., Class B(b)	677	5,118
Intelsat SA(a)(b)	2,789	9,511
Iridium Communications, Inc.(b)	4,438	113,391
Ooma, Inc.(b)	802	10,530
ORBCOMM, Inc.(b)	3,048	10,942
Pareteum Corp.(a)(b)	4,490	2,990
Vonage Holdings Corp.(b)	10,447	92,665
Zayo Group Holdings, Inc.(b)	9,922	344,790

		949,661

Education Services — 0.0%
Perdoceo Education Corp.(a)(b)	2,824	50,211

Electric Utilities — 1.4%
ALLETE, Inc.	2,328	194,341
Alliant Energy Corp.	10,348	614,257
El Paso Electric Co.	1,760	119,838
Hawaiian Electric Industries, Inc.	4,739	231,784
IDACORP, Inc.	2,161	242,443
MGE Energy, Inc.	1,661	132,764
OGE Energy Corp.	8,519	390,596
Otter Tail Corp.	1,677	89,820
Pinnacle West Capital Corp.	4,874	476,141
PNM Resources, Inc.	3,599	195,174
Portland General Electric Co.	3,848	236,652
Spark Energy, Inc., Class A	422	4,005
Unitil Corp.	598	36,891

		2,964,706

Electrical Equipment — 1.1%
Acuity Brands, Inc.	1,745	205,683
Allied Motion Technologies, Inc.(a)	283	12,973
American Superconductor Corp.(a)(b)	874	5,489
Atkore International Group, Inc.(b)	2,171	86,189
AZZ, Inc.	1,064	43,901
Bloom Energy Corp., Class A(a)(b)	2,308	18,187
Brady Corp., Class A	2,151	119,101
Encore Wire Corp.	827	44,914
Energous Corp.(a)(b)	872	1,369
EnerSys	1,920	138,163
Franklin Electric Co., Inc.	1,986	114,572
Generac Holdings, Inc.(b)	2,660	275,549
GrafTech International Ltd.	2,457	26,364
Hubbell, Inc.	2,353	337,020
nVent Electric PLC	6,810	169,569
Plug Power, Inc.(a)(b)	9,877	38,175
Powell Industries, Inc.	341	14,073
Preformed Line Products Co.	108	5,899
Regal-Beloit Corp.	1,785	140,051
Sensata Technologies Holding PLC(a)(b)	6,854	323,988

Security	Shares	Value

Electrical Equipment (continued)
Sunrun, Inc.(b)	4,739	$80,705
Thermon Group Holdings, Inc.(b)	1,358	32,185
TPI Composites, Inc.(a)(b)	1,211	25,128
Vicor Corp.(b)	742	37,137

		2,296,384

Electronic Equipment, Instruments & Components — 2.8%
Agilysys, Inc.(b)	947	30,777
Airgain, Inc.(b)	374	3,534
Akoustis Technologies, Inc.(b)	1,039	7,637
Anixter International, Inc.(b)	1,317	128,539
Arlo Technologies, Inc.(b)	3,100	13,237
Arrow Electronics, Inc.(b)	3,548	269,435
Avnet, Inc.	4,481	163,512
AVX Corp.	1,985	40,236
Badger Meter, Inc.	1,401	82,743
Belden, Inc.	1,703	83,907
Benchmark Electronics, Inc.	1,574	48,448
Coda Octopus Group, Inc.(b)	146	918
Cognex Corp.(a)	7,215	367,749
Coherent, Inc.(b)	1,063	150,340
CTS Corp.	1,331	39,012
Daktronics, Inc.	1,372	8,095
Dolby Laboratories, Inc., Class A	2,779	192,696
ePlus, Inc.(b)	544	43,368
Fabrinet(a)(b)	1,654	104,268
FARO Technologies, Inc.(b)	719	37,144
Fitbit, Inc., Series A(a)(b)	10,106	65,891
FLIR Systems, Inc.	5,924	305,323
II-VI, Inc.(b)	3,824	128,678
Insight Enterprises, Inc.(b)	1,523	100,320
IntriCon Corp.(a)(b)	333	5,671
Iteris, Inc.(b)	2,183	11,046
Itron, Inc.(b)	1,466	119,845
Jabil, Inc.	6,504	252,941
KEMET Corp.	2,388	62,183
Kimball Electronics, Inc.(b)	992	16,051
Knowles Corp.(b)	3,970	78,328
Littelfuse, Inc.	1,048	185,402
Mesa Laboratories, Inc.	165	43,303
Methode Electronics, Inc.	1,754	57,443
MTS Systems Corp.	736	37,308
Napco Security Technologies, Inc.(b)	473	13,906
National Instruments Corp.	5,754	256,801
nLight, Inc.(a)(b)	1,343	23,596
Novanta, Inc.(b)	1,500	136,095
OSI Systems, Inc.(b)	807	69,838
PAR Technology Corp.(b)	429	14,599
PC Connection, Inc.	461	22,976
Plexus Corp.(b)	1,325	94,234
Rogers Corp.(b)	830	97,732
Sanmina Corp.(b)	3,176	101,124
ScanSource, Inc.(b)	1,076	37,542
SYNNEX Corp.	1,801	248,106
Tech Data Corp.(b)	1,545	222,387
Trimble, Inc.(a)(b)	11,051	469,888
TTM Technologies, Inc.(b)	4,552	65,503
Universal Display Corp.	1,870	329,438
Vishay Intertechnology, Inc.	5,753	116,728
Vishay Precision Group, Inc.(a)(b)	398	13,747
Wrap Technologies, Inc.(a)(b)	281	1,874
Zebra Technologies Corp., Class A(b)	2,345	560,502

		6,181,944

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.5%
Apergy Corp.(b)	3,625	$93,742
Archrock, Inc.	6,090	50,852
Cactus, Inc., Class A	2,039	58,764
Covia Holdings Corp.(a)(b)	1,227	1,963
Diamond Offshore Drilling, Inc.(b)	2,553	11,820
Dril-Quip, Inc.(b)	1,575	64,417
Era Group, Inc.(b)	796	7,912
Exterran Corp.(b)	1,275	6,885
Forum Energy Technologies, Inc.(b)	3,590	3,805
Frank’s International NV(b)	4,356	15,246
FTS International, Inc.(a)(b)	1,067	653
Geospace Technologies Corp.(b)	513	6,879
Helix Energy Solutions Group, Inc.(b)	5,781	48,214
Helmerich & Payne, Inc.	4,837	196,140
Independence Contract Drilling, Inc.(a)(b)	2,442	1,715
KLX Energy Services Holdings, Inc.(a)(b)	793	3,204
Liberty Oilfield Services, Inc., Class A	2,581	21,887
Mammoth Energy Services, Inc.	557	791
Matrix Service Co.(b)	1,109	22,313
Nabors Industries Ltd.	16,309	33,760
National Energy Services Reunited Corp.(a)(b)	951	6,267
Natural Gas Services Group, Inc.(b)	492	5,176
NCS Multistage Holdings, Inc.(b)	214	327
Newpark Resources, Inc.(b)	3,634	18,170
NexTier Oilfield Solutions Inc.(b)	6,661	34,304
Nine Energy Service, Inc.(b)	685	3,315
Noble Corp. PLC(b)	10,543	8,517
Oceaneering International, Inc.(b)	4,777	59,283
Oil States International, Inc.(b)	2,451	26,422
Pacific Drilling SA(b)	1,221	2,247
Parker Drilling Co.(b)	347	5,837
Patterson-UTI Energy, Inc.	8,024	63,711
ProPetro Holding Corp.(b)	3,233	31,489
RigNet, Inc.(b)	635	2,642
RPC, Inc.	2,458	11,135
SEACOR Holdings, Inc.(b)	729	27,403
SEACOR Marine Holdings, Inc.(b)	734	7,663
Seadrill Ltd.(a)(b)	2,350	3,220
Select Energy Services, Inc., Class A(b)	2,431	16,920
Smart Sand, Inc.(b)	957	1,943
Solaris Oilfield Infrastructure, Inc., Class A	1,268	14,620
TETRA Technologies, Inc.(b)	5,146	7,873
Tidewater, Inc.(b)	1,952	29,631
Transocean Ltd.(a)(b)	25,898	118,095
U.S Well Services, Inc.(a)(b)	792	1,061
Unit Corp.(a)(b)	2,256	902

		1,159,135

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A(a)	2,158	14,070
Glu Mobile, Inc.(a)(b)	4,800	28,320
Roku, Inc.(a)(b)	3,745	452,958
World Wrestling Entertainment, Inc., Class A	1,938	94,729

		590,077

Equity Real Estate Investment Trusts (REITs) — 10.3%
Acadia Realty Trust	3,757	93,249
Agree Realty Corp.	1,967	149,354
Alexander’s, Inc.	92	29,687
American Assets Trust, Inc.	2,180	99,321
American Campus Communities, Inc.	5,946	272,743
American Finance Trust, Inc.	4,430	57,457
American Homes 4 Rent, Class A	11,228	306,861
Americold Realty Trust	8,337	287,376
Anworth Mortgage Asset Corp.	3,996	14,306

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apartment Investment & Management Co., Class A	6,304	$332,284
Apollo Commercial Real Estate Finance, Inc.	7,327	133,938
Apple Hospitality REIT, Inc.	9,828	147,617
Ares Commercial Real Estate Corp.	1,039	16,977
Armada Hoffler Properties, Inc.	2,124	38,954
ARMOUR Residential REIT, Inc.	2,421	46,628
Ashford Hospitality Trust, Inc.	3,876	9,535
Blackstone Mortgage Trust, Inc., Class A	5,434	207,579
Bluerock Residential Growth REIT, Inc.	835	9,636
Brandywine Realty Trust	8,344	130,333
Brixmor Property Group, Inc.	12,950	258,482
BRT Apartments Corp.	395	6,806
Camden Property Trust	4,035	453,655
Capstead Mortgage Corp.	4,541	37,327
Catchmark Timber Trust, Inc., Class A	1,979	20,305
CBL & Associates Properties, Inc.	7,378	6,198
Cedar Realty Trust, Inc.	3,169	8,239
Chatham Lodging Trust	1,856	30,346
Cherry Hill Mortgage Investment Corp.	570	8,755
Chimera Investment Corp.	7,831	166,017
CIM Commercial Trust Corp.	66	1,027
City Office REIT, Inc.	3,062	41,398
Clipper Realty, Inc.	506	5,394
Colony Capital, Inc.	22,012	102,796
Columbia Property Trust, Inc.	5,443	114,847
Community Healthcare Trust, Inc.	749	35,330
CoreCivic, Inc.	5,055	80,627
CorEnergy Infrastructure Trust, Inc.	537	24,487
CorePoint Lodging, Inc.	1,741	15,930
CoreSite Realty Corp.	1,666	195,672
Corporate Office Properties Trust	4,913	146,260
Cousins Properties, Inc.	6,394	261,706
CubeSmart	8,390	265,711
CyrusOne, Inc.	4,908	298,652
DiamondRock Hospitality Co.	9,221	89,167
Diversified Healthcare Trust	10,663	82,318
Douglas Emmett, Inc.	7,289	302,493
Duke Realty Corp.	15,836	575,005
Easterly Government Properties, Inc.	3,402	82,362
EastGroup Properties, Inc.	1,651	224,652
Empire State Realty Trust, Inc., Class A	6,210	84,208
EPR Properties	3,328	237,519
Equity Commonwealth	5,325	174,607
Equity LifeStyle Properties, Inc.	7,449	541,915
Farmland Partners, Inc.	1,124	7,283
First Industrial Realty Trust, Inc.	5,567	237,711
Four Corners Property Trust, Inc.	3,015	91,324
Franklin Street Properties Corp.	4,336	32,954
Gaming and Leisure Properties, Inc.	8,760	413,954
Geo Group, Inc.	5,076	80,201
Getty Realty Corp.	1,524	48,036
Gladstone Commercial Corp.	1,254	26,735
Gladstone Land Corp.	1,170	15,479
Global Net Lease, Inc.	4,309	89,326
Healthcare Realty Trust, Inc.	6,029	217,406
Healthcare Trust of America, Inc., Class A	8,885	284,587
Hersha Hospitality Trust	1,455	18,871
Highwoods Properties, Inc.	4,522	226,597
Hudson Pacific Properties, Inc.	6,709	243,805
Independence Realty Trust, Inc.	4,301	63,096
Industrial Logistics Properties Trust	2,882	65,969
Innovative Industrial Properties, Inc.	451	40,364
Investors Real Estate Trust	571	42,083
Iron Mountain, Inc.	12,353	390,478

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
iStar, Inc.	2,482	$36,138
JBG SMITH Properties	5,483	222,336
Jernigan Capital, Inc.	812	16,232
Kilroy Realty Corp.	4,547	375,446
Kimco Realty Corp.	17,680	336,804
Kite Realty Group Trust	3,829	65,859
Lamar Advertising Co., Class A	3,662	339,870
Lexington Realty Trust	10,686	118,294
Liberty Property Trust	6,813	426,834
Life Storage, Inc.	2,012	227,718
LTC Properties, Inc.	1,759	81,195
Macerich Co.	6,438	143,632
Mack-Cali Realty Corp.	3,624	79,583
Medical Properties Trust, Inc.	21,992	487,123
MFA Financial, Inc.	20,093	156,725
Monmouth Real Estate Investment Corp.	3,766	55,097
National Health Investors, Inc.	1,981	167,157
National Retail Properties, Inc.	7,467	418,152
National Storage Affiliates Trust	2,590	88,448
New Residential Investment Corp.	17,844	298,709
New Senior Investment Group, Inc.	3,293	25,093
New York Mortgage Trust, Inc.	11,182	71,006
NexPoint Residential Trust, Inc.	991	48,361
Office Properties Income Trust	1,939	65,984
Omega Healthcare Investors, Inc.	9,517	399,238
One Liberty Properties, Inc.	603	16,486
Orchid Island Capital, Inc.	2,355	14,224
Outfront Media, Inc.	6,355	188,998
Paramount Group, Inc.	8,830	124,150
Park Hotels & Resorts, Inc.	10,455	229,383
Pebblebrook Hotel Trust	5,859	138,975
Pennsylvania Real Estate Investment Trust(a)	2,745	10,814
PennyMac Mortgage Investment Trust(f)	3,917	91,071
Physicians Realty Trust	8,320	160,992
Piedmont Office Realty Trust, Inc., Class A	5,418	125,643
PotlatchDeltic Corp.	3,046	130,978
Preferred Apartment Communities, Inc., Class A	1,750	20,615
PS Business Parks, Inc.	884	148,123
QTS Realty Trust, Inc., Class A	2,574	146,409
Rayonier, Inc.	5,713	173,561
Redwood Trust, Inc.	5,341	94,162
Regency Centers Corp.	7,194	446,316
Retail Opportunity Investments Corp.	5,111	84,689
Retail Properties of America, Inc., Class A	9,135	110,990
Retail Value, Inc.	643	21,135
Rexford Industrial Realty, Inc.	4,856	234,011
RLJ Lodging Trust	7,531	117,182
RPT Realty	3,200	44,640
Ryman Hospitality Properties, Inc.	2,009	170,825
Sabra Health Care REIT, Inc.	8,538	183,567
Safehold, Inc.	520	23,379
Saul Centers, Inc.	476	23,505
Seritage Growth Properties, Class A	1,430	52,510
Service Properties Trust	7,200	155,376
SITE Centers Corp.	7,120	90,495
SL Green Realty Corp.	3,514	323,429
Spirit Realty Capital, Inc.	4,419	233,235
STAG Industrial, Inc.	5,986	192,989
Starwood Property Trust, Inc.	11,707	300,402
STORE Capital Corp.	9,300	365,025
Summit Hotel Properties, Inc.	4,852	53,809
Sun Communities, Inc.	3,924	636,355
Sunstone Hotel Investors, Inc.	9,723	123,288
Tanger Factory Outlet Centers, Inc.(a)	3,744	54,775

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Taubman Centers, Inc.	2,922	$77,199
Terreno Realty Corp.	3,015	172,639
UMH Properties, Inc.	1,386	21,899
Uniti Group, Inc.	8,351	52,862
Universal Health Realty Income Trust	605	74,627
Urban Edge Properties	5,076	93,348
Urstadt Biddle Properties, Inc., Class A	1,235	27,997
VEREIT, Inc.	46,711	455,899
VICI Properties, Inc.	20,047	537,260
Washington Prime Group, Inc.	7,395	22,259
Washington Real Estate Investment Trust	3,880	118,107
Weingarten Realty Investors	5,362	156,034
Whitestone REIT	1,527	20,004
Xenia Hotels & Resorts, Inc.	5,453	101,917

		22,539,903

Food & Staples Retailing — 0.6%
Andersons, Inc.	1,304	29,497
BJ’s Wholesale Club Holdings, Inc.(b)	4,999	102,580
Casey’s General Stores, Inc.	1,619	260,432
Chefs’ Warehouse, Inc.(b)	989	36,000
Diplomat Pharmacy, Inc.(b)	2,409	9,588
Grocery Outlet Holding Corp.(a)(b)	1,326	43,413
HF Foods Group, Inc.(b)	312	5,429
Ingles Markets, Inc., Class A	611	25,473
Natural Grocers by Vitamin Cottage, Inc.	304	2,751
Performance Food Group Co.(b)	4,522	234,194
PriceSmart, Inc.	1,049	64,262
Rite Aid Corp.(a)(b)	2,558	30,568
SpartanNash Co.	1,519	18,501
Sprouts Farmers Market, Inc.(b)	5,210	81,432
U.S. Foods Holding Corp.(b)	9,589	385,190
United Natural Foods, Inc.(b)	2,134	15,365
Village Super Market, Inc., Class A	336	7,479
Weis Markets, Inc.	393	14,419

		1,366,573

Food Products — 1.5%
Alico, Inc.	136	4,895
B&G Foods, Inc.(a)	2,683	43,089
Beyond Meat, Inc.(b)	2,106	232,545
Bridgford Foods Corp.(b)	72	1,372
Bunge Ltd.	6,022	315,733
Cal-Maine Foods, Inc.	1,554	55,462
Calavo Growers, Inc.	671	51,405
Darling Ingredients, Inc.(b)	7,242	196,475
Farmer Bros Co.(b)	458	5,487
Flowers Foods, Inc.	8,511	183,242
Fresh Del Monte Produce, Inc.	1,283	40,261
Freshpet, Inc.(b)	1,469	92,371
Hain Celestial Group, Inc.(b)	3,536	85,607
Hostess Brands, Inc.(b)	5,401	72,481
Ingredion, Inc.	2,904	255,552
J&J Snack Foods Corp.	672	111,445
John B Sanfilippo & Son, Inc.	348	29,336
Lamb Weston Holdings, Inc.	6,368	581,462
Lancaster Colony Corp.	844	130,525
Limoneira Co.	660	12,883
Pilgrim’s Pride Corp.(b)	2,384	62,103
Post Holdings, Inc.(b)	2,837	296,665
Sanderson Farms, Inc.	871	119,928
Seneca Foods Corp., Class A(b)	299	11,825
Simply Good Foods Co.(b)	3,498	80,349
Tootsie Roll Industries, Inc.	667	22,751
TreeHouse Foods, Inc.(b)	2,551	113,775

		3,209,024

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 1.0%
Atmos Energy Corp.	5,031	$588,778
Chesapeake Utilities Corp.	660	63,499
National Fuel Gas Co.	3,678	158,853
New Jersey Resources Corp.	3,846	158,917
Northwest Natural Holding Co.	1,371	100,604
ONE Gas, Inc.	2,265	214,042
RGC Resources, Inc.	311	7,875
South Jersey Industries, Inc.	4,300	132,440
Southwest Gas Holdings, Inc.(b)	2,389	180,393
Spire, Inc.	2,167	182,721
UGI Corp.	9,088	377,970

		2,166,092

Health Care Equipment & Supplies — 3.3%
Accuray, Inc.(a)(b)	3,358	13,063
Alphatec Holdings, Inc.(a)(b)	1,597	11,115
AngioDynamics, Inc.(b)	1,471	20,256
Anika Therapeutics, Inc.(a)(b)	545	22,405
Antares Pharma, Inc.(b)	7,916	29,052
Apyx Medical Corp.(a)(b)	1,368	10,383
AtriCure, Inc.(b)	1,549	60,256
Atrion Corp.	58	41,713
Avanos Medical, Inc.(b)	2,187	60,230
Axogen, Inc.(b)	1,336	16,513
Axonics Modulation Technologies, Inc.(a)(b)	660	19,160
BioLife Solutions, Inc.(a)(b)	274	3,778
BioSig Technologies, Inc.(a)(b)	656	3,201
Cantel Medical Corp.	1,656	107,739
Cardiovascular Systems, Inc.(b)	1,505	68,312
Cerus Corp.(b)	5,723	22,949
ConforMIS, Inc.(a)(b)	2,641	2,629
CONMED Corp.	1,173	119,271
CryoLife, Inc.(b)	1,478	43,956
CryoPort, Inc.(a)(b)	1,354	24,250
Cutera, Inc.(a)(b)	576	16,232
CytoSorbents Corp.(a)(b)	1,242	6,135
DexCom, Inc.(b)	3,975	956,981
ElectroCore, Inc.(b)	493	621
Envista Holdings Corp.(b)	6,212	183,813
GenMark Diagnostics, Inc.(b)	2,065	11,130
Glaukos Corp.(b)	1,759	98,944
Globus Medical, Inc., Class A(b)	3,340	174,615
Haemonetics Corp.(b)	2,251	241,735
Hill-Rom Holdings, Inc.	2,929	311,909
ICU Medical, Inc.(b)	857	156,377
Inogen, Inc.(b)	765	33,867
Insulet Corp.(b)	2,605	505,474
Integra LifeSciences Holdings Corp.(b)	3,154	173,596
Invacare Corp.	1,385	10,651
iRadimed Corp.(b)	165	4,207
iRhythm Technologies, Inc.(a)(b)	1,241	106,267
Lantheus Holdings, Inc.(b)	1,544	27,035
LeMaitre Vascular, Inc.	695	25,010
LivaNova PLC(b)	2,150	146,135
Masimo Corp.(b)	2,066	352,460
Meridian Bioscience, Inc.	1,687	16,600
Merit Medical Systems, Inc.(b)	2,423	88,246
Misonix, Inc.(b)	305	5,090
Natus Medical, Inc.(b)	1,391	43,524
Neogen Corp.(a)(b)	2,284	153,645
Neuronetics, Inc.(b)	533	1,935
Nevro Corp.(b)	1,314	174,644
Novocure Ltd.(a)(b)	3,799	309,467
NuVasive, Inc.(b)	2,227	171,746
Ocular Therapeutix, Inc.(a)(b)	1,348	5,877

Security	Shares	Value

Health Care Equipment & Supplies (continued)
OraSure Technologies, Inc.(b)	2,582	$18,203
Orthofix Medical, Inc.(b)	745	32,229
OrthoPediatrics Corp.(b)	382	17,545
Pulse Biosciences, Inc.(a)(b)	389	5,446
Quidel Corp.(b)	1,531	117,581
Rockwell Medical, Inc.(b)	2,648	6,911
RTI Surgical Holdings, Inc.(b)	2,455	10,213
SeaSpine Holdings Corp.(b)	705	10,406
Senseonics Holdings, Inc.(a)(b)	5,543	4,534
Shockwave Medical, Inc.(b)	1,100	47,762
SI-BONE, Inc.(a)(b)	673	14,207
Sientra, Inc.(b)	1,784	10,811
Silk Road Medical, Inc.(b)	772	35,929
Soliton, Inc.(a)(b)	296	3,540
STAAR Surgical Co.(b)	1,943	65,363
STERIS PLC	3,651	550,169
Surmodics, Inc.(b)	554	21,822
Tactile Systems Technology, Inc.(b)	848	47,649
Tandem Diabetes Care, Inc.(a)(b)	2,480	188,579
TransEnterix, Inc.(b)	576	783
TransMedics Group, Inc.(b)	759	13,290
Utah Medical Products, Inc.	153	14,087
Vapotherm, Inc.(b)	693	7,242
Varex Imaging Corp.(a)(b)	1,923	53,171
ViewRay, Inc.(b)	2,805	8,752
West Pharmaceutical Services, Inc.	3,204	499,664
Wright Medical Group NV(b)	5,417	163,268
Zynex, Inc.(b)	646	6,208

		7,189,563

Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc.(a)(b)	3,917	125,853
Addus HomeCare Corp.(b)	574	54,151
Amedisys, Inc.(b)	1,366	241,085
American Renal Associates Holdings, Inc.(a)(b)	816	7,409
AMN Healthcare Services, Inc.(b)	2,065	139,140
Apollo Medical Holdings, Inc.(a)(b)	361	6,469
Avalon GloboCare Corp.(b)	905	1,602
BioTelemetry, Inc.(a)(b)	1,602	78,370
Brookdale Senior Living, Inc.(b)	7,981	52,595
Catasys, Inc.(a)(b)	295	5,050
Chemed Corp.	673	314,318
Community Health Systems, Inc.(a)(b)	3,696	15,856
CorVel Corp.(b)	361	33,057
Covetrus, Inc.(a)(b)	4,040	49,692
Cross Country Healthcare, Inc.(b)	1,365	13,514
Encompass Health Corp.	4,237	326,376
Ensign Group, Inc.(a)	2,280	103,056
Genesis Healthcare, Inc.(a)(b)	3,243	4,865
Guardant Health, Inc.(b)	1,599	121,588
Hanger, Inc.(b)	1,488	36,352
HealthEquity, Inc.(b)	3,022	199,633
Integer Holdings Corp.(b)	1,507	128,698
Joint Corp.(b)	546	9,118
LHC Group, Inc.(a)(b)	1,286	187,434
Magellan Health, Inc.(b)	948	69,403
MEDNAX, Inc.(b)	3,934	90,757
Molina Healthcare, Inc.(b)	2,735	336,323
National HealthCare Corp.	511	42,883
National Research Corp., Class A	503	34,038
Option Care Health, Inc.(b)	5,028	21,017
Owens & Minor, Inc.	2,590	16,213
Patterson Cos., Inc.	3,763	82,824
Pennant Group Inc.(b)	1,045	27,588
Penumbra, Inc.(b)	1,388	243,538

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
PetIQ, Inc.(b)	818	$24,336
Premier, Inc., Class A(b)	2,623	91,202
Progyny, Inc.(b)	677	18,821
Providence Service Corp.(b)	477	30,933
R1 RCM, Inc.(b)	4,242	53,025
RadNet, Inc.(b)	1,765	39,836
Select Medical Holdings Corp.(b)	4,781	109,198
Surgery Partners, Inc.(b)	937	15,807
Tenet Healthcare Corp.(b)	4,545	143,804
Tivity Health, Inc.(b)	2,215	47,944
Triple-S Management Corp., Class B(b)	942	16,598
U.S. Physical Therapy, Inc.	581	68,058

		3,879,427

Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.(a)(b)	6,795	58,301
Castlight Health, Inc., Class B(a)(b)	4,383	5,435
Change Healthcare, Inc.(a)(b)	2,339	36,301
Computer Programs & Systems, Inc.	478	12,428
Evolent Health, Inc., Class A(a)(b)	2,901	29,242
Health Catalyst, Inc.(b)	454	14,823
HealthStream, Inc.(b)	1,070	27,338
HMS Holdings Corp.(b)	3,819	104,335
Inovalon Holdings, Inc., Class A(b)	3,310	67,061
Inspire Medical Systems, Inc.(b)	650	48,620
Livongo Health, Inc.(b)	712	17,202
NextGen Healthcare, Inc.(b)	2,188	30,326
Omnicell, Inc.(b)	1,840	149,555
OptimizeRx Corp.(b)	496	5,481
Phreesia, Inc.(b)	527	16,337
Simulations Plus, Inc.	471	15,345
Tabula Rasa HealthCare, Inc.(a)(b)	784	45,527
Teladoc Health, Inc.(a)(b)	3,173	322,726
Vocera Communications, Inc.(b)	1,290	28,419

		1,034,802

Hotels, Restaurants & Leisure — 2.8%
Aramark	10,739	474,019
BBX Capital Corp.	1,633	6,336
Biglari Holdings, Inc., Class B(b)	42	4,556
BJ’s Restaurants, Inc.	837	33,296
Bloomin’ Brands, Inc.	3,967	82,395
Bluegreen Vacations Corp.	220	2,020
Boyd Gaming Corp.	3,595	107,311
Braemar Hotels & Resorts, Inc.	1,257	10,031
Brinker International, Inc.	1,563	66,724
Caesars Entertainment Corp.(b)	25,290	345,714
Carrols Restaurant Group, Inc.(b)	1,425	6,470
Century Casinos, Inc.(b)	1,126	9,380
Cheesecake Factory, Inc.	1,753	67,315
Choice Hotels International, Inc.	1,434	143,687
Churchill Downs, Inc.	1,540	222,345
Chuy’s Holdings, Inc.(a)(b)	674	16,547
Cracker Barrel Old Country Store, Inc.	1,044	159,659
Dave & Buster’s Entertainment, Inc.	1,412	62,354
Del Taco Restaurants, Inc.(b)	1,117	8,422
Denny’s Corp.(b)	2,352	48,145
Dine Brands Global, Inc.	671	57,203
Domino’s Pizza, Inc.	1,795	505,741
Dunkin’ Brands Group, Inc.	3,656	285,497
El Pollo Loco Holdings, Inc.(b)	845	11,644
Eldorado Resorts, Inc.(b)	2,854	170,612
Everi Holdings, Inc.(b)	2,810	35,125
Extended Stay America, Inc.	8,129	105,027
Fiesta Restaurant Group, Inc.(a)(b)	900	8,937

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Golden Entertainment, Inc.(b)	743	$12,750
Habit Restaurants, Inc., Class A(b)	779	10,836
Hilton Grand Vacations, Inc.(a)(b)	3,850	122,853
Hyatt Hotels Corp., Class A	1,583	133,827
Inspired Entertainment, Inc.(b)	470	2,754
International Game Technology PLC	4,519	60,961
J Alexander’s Holdings, Inc.(b)	497	4,761
Jack in the Box, Inc.	1,094	89,434
Kura Sushi USA, Inc., Class A(a)(b)	244	5,495
Lindblad Expeditions Holdings, Inc.(b)	930	15,336
Marcus Corp.	894	26,060
Marriott Vacations Worldwide Corp.	1,829	219,919
Monarch Casino & Resort, Inc.(b)	467	25,069
Nathan’s Famous, Inc.	110	7,260
Noodles & Co.(b)	1,152	8,225
Papa John’s International, Inc.	1,024	66,335
Penn National Gaming, Inc.(a)(b)	4,873	145,362
Planet Fitness, Inc., Class A(b)	3,616	292,137
PlayAGS, Inc.(b)	1,064	10,938
Potbelly Corp.(b)	878	3,784
RCI Hospitality Holdings, Inc.	372	6,596
Red Lion Hotels Corp.(b)	970	2,677
Red Robin Gourmet Burgers, Inc.(b)	533	17,520
Red Rock Resorts, Inc., Class A	2,908	71,275
Ruth’s Hospitality Group, Inc.	1,181	24,211
Scientific Games Corp., Class A(b)	2,510	62,348
SeaWorld Entertainment, Inc.(b)	1,962	67,611
Shake Shack, Inc., Class A(b)	1,309	88,292
Six Flags Entertainment Corp.	3,516	134,065
Target Hospitality Corp.(b)	1,352	7,395
Texas Roadhouse, Inc.	2,905	181,562
Twin River Worldwide Holdings, Inc.	788	21,000
Vail Resorts, Inc.	1,766	414,145
Wendy’s Co.	8,172	177,087
Wingstop, Inc.	1,353	125,518
Wyndham Destinations, Inc.	3,977	193,004
Wyndham Hotels & Resorts, Inc.	4,079	233,196

		6,148,110

Household Durables — 1.7%
Bassett Furniture Industries, Inc.	398	4,868
Beazer Homes USA, Inc.(b)	1,144	15,730
Cavco Industries, Inc.(b)	395	88,488
Century Communities, Inc.(b)	1,059	31,420
Ethan Allen Interiors, Inc.	951	15,359
Flexsteel Industries, Inc.	353	5,789
GoPro, Inc., Class A(a)(b)	4,944	19,479
Green Brick Partners, Inc.(b)	970	11,242
Hamilton Beach Brands Holding Co., Class A	292	4,614
Helen of Troy Ltd.(b)	1,099	207,766
Hooker Furniture Corp.	486	11,975
Installed Building Products, Inc.(b)	941	69,756
iRobot Corp.(a)(b)	1,151	54,155
KB Home	3,767	141,451
La-Z-Boy, Inc.	2,200	67,408
Legacy Housing Corp.(b)	156	2,189
Leggett & Platt, Inc.	5,746	273,452
LGI Homes, Inc.(b)	973	77,587
Lifetime Brands, Inc.	417	2,823
Lovesac Co.(b)	434	4,926
M/I Homes, Inc.(b)	1,324	58,772
MDC Holdings, Inc.	2,401	101,178
Meritage Homes Corp.(b)	1,709	121,271
NACCO Industries, Inc., Class A	137	6,458
Newell Brands, Inc.	16,717	326,483

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
NVR, Inc.(b)	141	$538,193
PulteGroup, Inc.	10,851	484,497
Skyline Champion Corp.(b)	2,301	66,154
Sonos, Inc.(b)	2,928	40,172
Taylor Morrison Home Corp., Class A(b)	4,526	117,133
Tempur Sealy International, Inc.(b)	2,010	184,156
Toll Brothers, Inc.	5,550	246,198
TopBuild Corp.(b)	1,438	164,665
TRI Pointe Group, Inc.(b)	6,148	99,966
Tupperware Brands Corp.	2,199	13,766
Universal Electronics, Inc.(b)	563	27,885
William Lyon Homes, Class A(b)	1,266	29,359
ZAGG, Inc.(a)(b)	991	7,492

		3,744,275

Household Products — 0.2%
Central Garden & Pet Co.(b)	367	11,821
Central Garden & Pet Co., Class A(b)	1,879	56,295
Energizer Holdings, Inc.	2,764	127,863
Oil-Dri Corp. of America	219	7,753
Spectrum Brands Holdings, Inc.	1,860	114,222
WD-40 Co.	642	119,938

		437,892

Independent Power and Renewable Electricity Producers — 0.6%
Atlantic Power Corp.(b)	4,149	9,916
Clearway Energy, Inc., Class A	1,523	31,511
Clearway Energy, Inc., Class C	3,319	70,263
Genie Energy Ltd., Class B	578	4,179
NRG Energy, Inc.	11,100	409,479
Ormat Technologies, Inc.	1,772	140,449
Pattern Energy Group, Inc., Class A	3,848	103,550
Sunnova Energy International, Inc.(a)(b)	1,058	14,368
TerraForm Power, Inc., Class A	3,944	71,347
Vistra Energy Corp.	18,533	417,363
Vivint Solar, Inc.(a)(b)	1,634	13,333

		1,285,758

Industrial Conglomerates — 0.4%
BWX Technologies, Inc.	4,176	265,552
Carlisle Cos., Inc.	2,448	382,451
Raven Industries, Inc.	1,469	46,068
Seaboard Corp.	13	50,123
Standex International Corp.	509	37,203

		781,397

Insurance — 3.9%
Alleghany Corp.(b)	615	490,561
Ambac Financial Group, Inc.(b)	1,868	40,031
American Equity Investment Life Holding Co.	3,684	97,294
American Financial Group, Inc.	3,190	347,040
American National Insurance Co.	321	35,361
AMERISAFE, Inc.	594	40,641
Argo Group International Holdings Ltd.	1,454	95,382
Assurant, Inc.	2,636	344,156
Assured Guaranty Ltd.	4,149	190,190
Axis Capital Holdings Ltd.	3,644	234,127
Brighthouse Financial, Inc.(b)	4,839	188,237
Brown & Brown, Inc.	10,374	465,793
BRP Group, Inc., Class A(b)	1,241	18,714
Citizens, Inc.(a)(b)	1,916	11,611
CNO Financial Group, Inc.	6,836	120,245
Crawford & Co., Class A	639	5,585
Donegal Group, Inc., Class A	535	7,463
eHealth, Inc.(b)	1,008	106,001
Employers Holdings, Inc.	999	42,607

Security	Shares	Value

Insurance (continued)
Enstar Group Ltd.(b)	499	$97,450
Erie Indemnity Co., Class A	1,099	182,984
Everest Re Group Ltd.	1,766	488,423
FBL Financial Group, Inc., Class A	517	27,804
FedNat Holding Co.	466	7,237
First American Financial Corp.	4,791	296,946
Genworth Financial, Inc., Class A(b)	22,766	93,341
Global Indemnity Ltd.	288	9,081
Globe Life, Inc.(a)	4,598	479,387
Goosehead Insurance, Inc., Class A	501	26,142
Greenlight Capital Re Ltd., Class A(b)	1,258	11,712
Hallmark Financial Services, Inc.(b)	509	8,755
Hanover Insurance Group, Inc.	1,735	240,436
HCI Group, Inc.	258	11,422
Health Insurance Innovations, Inc., Class A(a)(b)	369	8,480
Heritage Insurance Holdings, Inc.	1,072	12,928
Hilltop Holdings, Inc.	3,019	68,350
Horace Mann Educators Corp.	1,689	72,644
Independence Holding Co.	195	7,896
Investors Title Co.	61	9,626
James River Group Holdings Ltd.	1,158	49,725
Kemper Corp.	2,764	205,697
Kinsale Capital Group, Inc.	888	101,427
MBIA, Inc.(b)	3,904	35,370
Mercury General Corp.	1,361	66,811
National General Holdings Corp.	3,336	72,625
National Western Life Group, Inc., Class A	100	26,600
NI Holdings, Inc.(b)	431	6,616
Old Republic International Corp.	12,423	280,139
Palomar Holdings, Inc.(b)	556	29,718
Primerica, Inc.	1,810	214,594
ProAssurance Corp.	2,177	66,115
ProSight Global, Inc.(a)(b)	737	10,664
Protective Insurance Corp., Class B	430	6,704
Reinsurance Group of America, Inc.	2,739	394,553
RenaissanceRe Holdings Ltd.	1,912	362,209
RLI Corp.	1,805	167,883
Safety Insurance Group, Inc.	600	55,248
Selective Insurance Group, Inc.	2,642	175,033
State Auto Financial Corp.	687	20,686
Stewart Information Services Corp.	984	41,082
Third Point Reinsurance Ltd.(b)	3,028	32,975
Trupanion, Inc.(a)(b)	1,342	42,837
United Fire Group, Inc.	1,178	52,138
United Insurance Holdings Corp.	1,162	11,783
Universal Insurance Holdings, Inc.	1,270	30,912
Unum Group	9,046	241,438
W.R. Berkley Corp.	6,224	457,651
Watford Holdings Ltd.(b)	812	17,742
White Mountains Insurance Group Ltd.	146	163,114

		8,482,172

Interactive Media & Services — 0.3%
Care.com, Inc.(b)	888	13,293
Cargurus, Inc.(b)	3,298	117,574
Cars.com, Inc.(b)	2,761	32,221
ComScore, Inc.(a)(b)	2,029	8,014
DHI Group, Inc.(b)	2,088	5,846
Eventbrite, Inc., Class A(a)(b)	1,439	30,435
EverQuote, Inc., Class A(b)	358	13,135
Meet Group, Inc.(b)	2,972	15,841
QuinStreet, Inc.(b)	1,823	23,617
Travelzoo(b)	191	1,939
TrueCar, Inc.(b)	4,325	16,002
Yelp, Inc.(b)	3,151	102,723

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Zillow Group, Inc., Class A(a)(b)	2,474	$114,299
Zillow Group, Inc., Class C(a)(b)	5,500	254,155

		749,094

Internet & Direct Marketing Retail — 0.5%
1-800-Flowers.com, Inc., Class A(b)	971	14,749
Duluth Holdings, Inc., Class B(b)	371	3,135
Etsy, Inc.(b)	5,188	253,226
Gaia, Inc.(b)	473	4,002
Groupon, Inc.(b)	18,409	53,018
GrubHub, Inc.(b)	4,017	217,521
Lands’ End, Inc.(a)(b)	436	5,079
Leaf Group Ltd.(b)	511	1,783
Liberty TripAdvisor Holdings, Inc., Series A(b)	2,930	17,258
Liquidity Services, Inc.(b)	990	5,267
Overstock.com, Inc.(a)(b)	1,152	9,354
PetMed Express, Inc.	785	19,790
Quotient Technology, Inc.(b)	3,006	30,270
Qurate Retail, Inc., Series A(b)	17,041	145,360
RealReal, Inc.(a)(b)	872	12,618
Rubicon Project, Inc.(b)	1,978	18,514
Shutterstock, Inc.(b)	761	32,974
Stamps.com, Inc.(b)	696	51,845
Stitch Fix, Inc., Class A(a)(b)	1,697	38,861
TripAdvisor, Inc.	4,736	129,388
Waitr Holdings, Inc.(a)(b)	2,211	760

		1,064,772

IT Services — 3.5%
Alliance Data Systems Corp.	1,773	182,247
Amdocs Ltd.	5,890	423,785
Black Knight, Inc.(b)	6,227	416,711
Booz Allen Hamilton Holding Corp.	5,895	460,046
Brightcove, Inc.(b)	1,576	13,648
CACI International, Inc., Class A(b)	1,067	285,358
Cardtronics PLC, Class A(b)	1,537	69,165
Cass Information Systems, Inc.	588	31,764
Conduent, Inc.(b)	7,016	30,028
CoreLogic, Inc.	3,409	158,519
CSG Systems International, Inc.	1,383	68,901
Endurance International Group Holdings, Inc.(b)	3,059	14,438
EPAM Systems, Inc.(b)	2,270	517,878
Euronet Worldwide, Inc.(b)	2,184	344,286
EVERTEC, Inc.	2,593	87,047
Evo Payments, Inc., Class A(b)	1,595	44,197
Exela Technologies, Inc.(a)(b)	1,604	602
ExlService Holdings, Inc.(b)	1,620	118,438
Genpact Ltd.	8,013	354,736
GTT Communications, Inc.(a)(b)	1,394	16,519
Hackett Group, Inc.	1,015	15,687
Information Services Group, Inc.(b)	1,079	2,913
International Money Express, Inc.(b)	544	5,756
Jack Henry & Associates, Inc.	3,339	499,314
Leidos Holdings, Inc.	5,812	583,932
Limelight Networks, Inc.(b)	4,458	22,245
LiveRamp Holdings, Inc.(a)(b)	2,947	118,587
ManTech International Corp., Class A	1,230	98,744
MAXIMUS, Inc.	2,766	198,461
MongoDB, Inc.(a)(b)	1,836	300,939
NIC, Inc.	3,082	60,808
Okta, Inc.(a)(b)	4,592	588,006
Paysign, Inc.(a)(b)	1,248	10,908
Perficient, Inc.(a)(b)	1,395	69,332
Perspecta, Inc.	6,142	172,406
PRGX Global, Inc.(b)	790	3,128

Security	Shares	Value

IT Services (continued)
Priority Technology Holdings, Inc.(a)(b)	223	$667
Sabre Corp.	11,934	257,058
Science Applications International Corp.	2,516	220,829
StarTek, Inc.(b)	669	5,104
Switch, Inc., Class A(a)	2,473	39,568
Teradata Corp.(b)	5,146	125,254
TTEC Holdings, Inc.	605	24,031
Tucows, Inc., Class A(b)	392	23,618
Unisys Corp.(b)	2,147	20,847
Verra Mobility Corp.(b)	5,692	90,674
Virtusa Corp.(a)(b)	1,289	53,674
WEX, Inc.(a)(b)	1,895	411,063

		7,661,866

Leisure Products — 0.4%
Brunswick Corp.	3,521	221,295
Callaway Golf Co.(a)	4,055	86,858
Clarus Corp.	919	12,145
Escalade, Inc.	361	3,177
Johnson Outdoors, Inc., Class A	186	14,620
Malibu Boats, Inc., Class A(b)	865	37,878
Marine Products Corp.	266	3,724
MasterCraft Boat Holdings, Inc.(b)	727	12,773
Mattel, Inc.(a)(b)	15,174	221,996
Polaris, Inc.	2,529	232,263
Sturm Ruger & Co., Inc.	683	33,822
Vista Outdoor, Inc.(a)(b)	2,430	18,055
YETI Holdings, Inc.(b)	1,767	64,248

		962,854

Life Sciences Tools & Services — 1.6%
Accelerate Diagnostics, Inc.(a)(b)	1,155	19,404
Adaptive Biotechnologies Corp.(b)	706	21,113
Avantor, Inc.(b)	13,794	254,775
Bio-Rad Laboratories, Inc., Class A(b)	930	335,656
Bio-Techne Corp.	1,676	351,910
Bruker Corp.	4,491	222,170
Charles River Laboratories International, Inc.(b)	2,149	332,192
ChromaDex Corp.(a)(b)	1,704	7,515
Enzo Biochem, Inc.(b)	1,603	4,023
Fluidigm Corp.(b)	2,884	11,074
Luminex Corp.	1,760	39,926
Medpace Holdings, Inc.(b)	1,173	100,350
NanoString Technologies, Inc.(a)(b)	1,580	42,929
NeoGenomics, Inc.(b)	4,231	136,365
Pacific Biosciences of California, Inc.(b)	5,964	27,852
PerkinElmer, Inc.	4,885	451,765
Personalis, Inc.(b)	354	3,866
PRA Health Sciences, Inc.(a)(b)	2,800	283,668
QIAGEN NV(b)	9,743	329,118
Quanterix Corp.(b)	574	15,561
Repligen Corp.(b)	2,300	230,897
Syneos Health, Inc.(b)	2,756	169,108

		3,391,237

Machinery — 4.2%
AGCO Corp.	2,777	194,779
Alamo Group, Inc.	410	51,070
Albany International Corp., Class A	1,295	90,352
Allison Transmission Holdings, Inc.	4,761	210,436
Altra Industrial Motion Corp.	2,992	99,514
Astec Industries, Inc.(a)	911	37,570
Barnes Group, Inc.	2,036	128,614
Blue Bird Corp.(b)	575	11,345
Briggs & Stratton Corp.	1,623	5,956
Chart Industries, Inc.(b)	1,531	97,953

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
CIRCOR International, Inc.(b)	817	$33,930
Colfax Corp.(b)	4,053	142,504
Columbus McKinnon Corp.	945	33,066
Commercial Vehicle Group, Inc.(b)	1,253	6,252
Crane Co.	2,178	186,132
DMC Global, Inc.	575	24,052
Donaldson Co., Inc.	5,519	286,160
Douglas Dynamics, Inc.	947	49,651
Eastern Co.	189	5,235
Energy Recovery, Inc.(b)	1,545	15,774
Enerpac Tool Group Corp.	2,398	55,418
EnPro Industries, Inc.	856	50,025
ESCO Technologies, Inc.	1,193	114,480
Evoqua Water Technologies Corp.(b)	3,460	69,096
Federal Signal Corp.	2,878	92,557
Flowserve Corp.	5,795	270,511
Gardner Denver Holdings, Inc.(a)(b)	5,798	204,727
Gates Industrial Corp. PLC(a)(b)	1,939	24,179
Gencor Industries, Inc.(b)	326	3,654
Gorman-Rupp Co.	705	26,022
Graco, Inc.	7,221	383,796
Graham Corp.	362	6,617
Greenbrier Cos., Inc.	1,336	32,184
Helios Technologies, Inc.	1,384	58,848
Hillenbrand, Inc.	3,283	95,306
Hurco Cos., Inc.	272	8,514
Hyster-Yale Materials Handling, Inc.	409	22,082
IDEX Corp.	3,292	539,394
ITT, Inc.	3,873	259,801
John Bean Technologies Corp.(a)	1,381	156,039
Kadant, Inc.	446	47,544
Kennametal, Inc.	3,613	113,051
LB Foster Co., Class A(b)	437	7,412
Lincoln Electric Holdings, Inc.	2,579	229,995
Lindsay Corp.	435	43,513
Luxfer Holdings PLC	1,131	18,039
Lydall, Inc.(b)	736	15,044
Manitowoc Co., Inc.(b)	1,423	20,562
Meritor, Inc.(b)	3,245	71,098
Middleby Corp.(b)	2,446	274,343
Miller Industries, Inc.	425	14,624
Mueller Industries, Inc.	2,708	78,992
Mueller Water Products, Inc., Class A	6,866	79,989
Navistar International Corp.(b)	2,276	83,347
NN, Inc.	1,796	15,499
Nordson Corp.	2,507	423,332
Omega Flex, Inc.	109	11,489
Oshkosh Corp.	2,978	256,227
Pentair PLC	7,337	314,977
Proto Labs, Inc.(a)(b)	1,275	131,963
RBC Bearings, Inc.(b)	1,082	168,262
REV Group, Inc.	1,134	11,340
Rexnord Corp.	4,946	161,487
Snap-on, Inc.	2,364	377,365
SPX Corp.(b)	2,095	102,802
SPX FLOW, Inc.(b)	1,881	82,275
Tennant Co.	901	69,575
Terex Corp.	3,012	76,354
Timken Co.	2,931	153,965
Titan International, Inc.	2,222	6,355
Toro Co.	4,597	367,852
TriMas Corp.(b)	1,987	57,087
Trinity Industries, Inc.	4,376	88,964
Twin Disc, Inc.(b)	423	4,124

Security	Shares	Value

Machinery (continued)
Valmont Industries, Inc.	910	$129,275
Wabash National Corp.	2,151	24,952
WABCO Holdings, Inc.(b)	2,236	303,313
Watts Water Technologies, Inc., Class A	1,194	119,054
Welbilt, Inc.(b)	5,596	84,444
Woodward, Inc.	2,410	280,307

		9,103,787

Marine — 0.1%
Costamare, Inc.	1,884	14,940
Eagle Bulk Shipping, Inc.(b)	1,704	5,538
Genco Shipping & Trading Ltd.	653	5,139
Kirby Corp.(b)	2,606	190,994
Matson, Inc.	2,077	74,793
Safe Bulkers, Inc.(b)	1,654	2,150
Scorpio Bulkers, Inc.	2,349	8,621

		302,175

Media — 1.8%
AMC Networks, Inc., Class A(b)	2,015	73,729
Boston Omaha Corp., Class A(b)	426	8,597
Cable One, Inc.(a)	185	315,246
Cardlytics, Inc.(a)(b)	673	56,478
cbdMD, Inc.(b)	298	310
Central European Media Enterprises Ltd., Class A(b)	3,726	16,655
Cinemark Holdings, Inc.	4,706	148,286
Clear Channel Outdoor Holdings, Inc.(b)	1,652	4,510
Cumulus Media, Inc., Class A(a)(b)	573	8,022
Daily Journal Corp.(b)	43	11,825
Emerald Expositions Events, Inc.	1,076	11,223
Entercom Communications Corp., Class A	5,164	20,501
Entravision Communications Corp., Class A	2,420	5,372
Eros International PLC(a)(b)	3,680	8,869
EW Scripps Co., Class A	2,278	27,655
Fluent, Inc.(a)(b)	1,589	4,306
Gannett Co., Inc.	4,698	28,705
GCI Liberty, Inc., Class A(b)	4,355	318,699
Gray Television, Inc.(a)(b)	4,134	83,837
Hemisphere Media Group, Inc.(b)	733	9,851
IMAX Corp.(b)	2,757	45,601
Interpublic Group of Cos., Inc.	16,693	378,931
John Wiley & Sons, Inc., Class A	2,062	89,944
Lee Enterprises, Inc.(b)	2,172	4,583
Liberty Latin America Ltd., Class A(b)	1,807	30,141
Liberty Latin America Ltd., Class C(a)(b)	5,352	90,181
Liberty Media Corp. — Liberty Formula One, Class A(b)	1,244	55,420
Liberty Media Corp. — Liberty Formula One, Class C(b)	8,514	398,370
Liberty Media Corp. — Liberty Braves, Class A(a)(b)	377	11,027
Liberty Media Corp. — Liberty Braves, Class C(b)	1,669	48,651
Lions Gate Entertainment Corp., Class A(b)	2,047	20,327
Lions Gate Entertainment Corp., Class B(b)	4,921	45,913
LiveXLive Media, Inc.(a)(b)	1,347	1,886
Madison Square Garden Co., Class A(b)	814	241,099
Marchex, Inc., Class B(b)	1,390	4,740
MDC Partners, Inc., Class A(b)	2,329	5,287
Meredith Corp.	1,705	51,235
MSG Networks, Inc., Class A(b)	2,074	31,545
National CineMedia, Inc.	2,649	19,550
New York Times Co., Class A	7,119	227,879
News Corp., Class A	16,940	230,723
News Corp., Class B	5,314	74,237
Nexstar Media Group, Inc., Class A	1,921	232,729
Reading International, Inc., Class A(a)(b)	671	6,844
Saga Communications, Inc., Class A	117	3,547
Scholastic Corp.	1,287	42,407

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Sinclair Broadcast Group, Inc., Class A	2,725	$81,532
TechTarget, Inc.(b)	885	22,470
TEGNA, Inc.	9,534	161,125
TiVo Corp.	6,131	44,634
Tribune Publishing Co.	775	9,734
WideOpenWest, Inc.(b)	1,029	6,946

		3,881,914

Metals & Mining — 1.0%
AK Steel Holding Corp.(b)	12,662	34,947
Alcoa Corp.(a)(b)	8,220	114,669
Allegheny Technologies, Inc.(b)	5,714	98,566
Carpenter Technology Corp.	2,182	86,713
Century Aluminum Co.(b)	2,186	11,564
Cleveland-Cliffs, Inc.(a)	12,146	85,265
Coeur Mining, Inc.(b)	10,252	61,820
Commercial Metals Co.	5,438	111,751
Compass Minerals International, Inc.	1,480	85,677
Ferroglobe PLC(b)(c)	897	—
Gold Resource Corp.	2,336	12,848
Haynes International, Inc.	486	13,030
Hecla Mining Co.	21,559	65,324
Kaiser Aluminum Corp.	713	71,407
Materion Corp.	828	44,960
Mayville Engineering Co., Inc.(b)	267	2,032
Novagold Resources, Inc.(b)	9,868	89,996
Olympic Steel, Inc.	326	4,792
Ramaco Resources, Inc.(b)	82	252
Reliance Steel & Aluminum Co.	2,837	325,688
Royal Gold, Inc.	2,848	328,431
Ryerson Holding Corp.(b)	675	6,919
Schnitzer Steel Industries, Inc., Class A	1,031	16,578
Steel Dynamics, Inc.	8,987	268,531
SunCoke Energy, Inc.	3,074	18,075
Synalloy Corp.(b)	335	4,298
TimkenSteel Corp.(b)	1,613	10,291
U.S. Silica Holdings, Inc.	2,987	15,353
United States Steel Corp.(a)	7,753	70,320
Warrior Met Coal, Inc.	2,267	42,756
Worthington Industries, Inc.	1,618	59,510

		2,162,363

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
AG Mortgage Investment Trust, Inc.	1,387	21,984
AGNC Investment Corp.	23,164	430,619
Colony Credit Real Estate, Inc.	3,319	41,322
Drive Shack, Inc.(b)	2,660	10,055
Dynex Capital, Inc.	993	17,695
Ellington Financial, Inc.	1,634	29,853
Exantas Capital Corp.	1,066	12,877
Front Yard Residential Corp.	2,003	21,492
Granite Point Mortgage Trust, Inc.	2,177	39,817
Great Ajax Corp.	511	7,711
Invesco Mortgage Capital, Inc.	6,482	113,370
KKR Real Estate Finance Trust, Inc.	1,030	21,682
Ready Capital Corp.	1,710	27,907
TPG RE Finance Trust, Inc.	1,978	40,490
Two Harbors Investment Corp.	12,262	187,118
Western Asset Mortgage Capital Corp.	1,923	20,403

		1,044,395

Multi-Utilities — 0.4%
Avista Corp.	2,906	147,770
Black Hills Corp.	2,651	220,113
MDU Resources Group, Inc.	8,638	255,771
NorthWestern Corp.	2,363	181,880

		805,534

Security	Shares	Value

Multiline Retail — 0.4%
Big Lots, Inc.	1,620	$43,837
Dillard’s, Inc., Class A(a)	428	25,988
JC Penney Co., Inc.(a)(b)	13,695	10,203
Kohl’s Corp.	6,987	298,694
Macy’s, Inc.	13,664	217,941
Nordstrom, Inc.	4,795	176,744
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	2,325	123,318

		896,725

Oil, Gas & Consumable Fuels — 1.6%
Abraxas Petroleum Corp.(b)	5,752	1,317
Altus Midstream Co., Class A(a)(b)	2,059	4,283
Amplify Energy Corp.	595	3,207
Amyris, Inc.(a)(b)	3,523	9,019
Antero Midstream Corp.	11,205	56,473
Antero Resources Corp.(a)(b)	10,970	20,294
Arch Coal, Inc., Class A	675	34,783
Ardmore Shipping Corp.(b)	1,437	8,838
Berry Petroleum Corp.	2,530	17,331
Bonanza Creek Energy, Inc.(b)	785	14,279
Brigham Minerals, Inc., Class A	661	11,244
California Resources Corp.(a)(b)	1,999	14,673
Callon Petroleum Co.(a)(b)	18,369	55,107
Centennial Resource Development, Inc., Class A(a)(b)	9,037	29,461
Chaparral Energy, Inc., Class A(b)	1,218	1,255
Chesapeake Energy Corp.(a)(b)	54,372	27,828
Cimarex Energy Co.	4,560	200,138
Clean Energy Fuels Corp.(b)	5,189	11,935
CNX Resources Corp.(b)	7,777	56,228
Comstock Resources, Inc.(a)(b)	657	3,633
CONSOL Energy, Inc.(b)	1,111	9,032
Contura Energy, Inc.(b)	789	4,568
CVR Energy, Inc.	1,282	44,370
Delek US Holdings, Inc.	3,149	86,472
Denbury Resources, Inc.(b)	19,676	19,381
DHT Holdings, Inc.	4,725	26,602
Diamond S Shipping, Inc.(b)	860	9,529
Dorian LPG Ltd.(b)	1,177	15,442
Earthstone Energy, Inc., Class A(b)	661	3,305
Energy Fuels, Inc.(a)(b)	3,844	5,458
EQT Corp.	11,870	71,813
Equitrans Midstream Corp.	9,074	87,746
Evolution Petroleum Corp.	880	4,435
Extraction Oil & Gas, Inc.(b)	3,392	4,817
Falcon Minerals Corp.(b)	1,550	8,525
GasLog Ltd.	1,615	10,465
Golar LNG Ltd.	3,881	37,335
Goodrich Petroleum Corp.(b)	250	1,678
Green Plains, Inc.	1,514	18,880
Gulfport Energy Corp.(b)	6,626	10,270
Hallador Energy Co.	779	1,293
HighPoint Resources Corp.(a)(b)	4,620	5,359
HollyFrontier Corp.	6,563	294,810
International Seaways, Inc.(b)	1,021	22,727
Kosmos Energy Ltd.	15,840	80,942
Laredo Petroleum, Inc.(b)	7,354	12,649
Magnolia Oil & Gas Corp., Class A(a)(b)	4,189	44,068
Matador Resources Co.(b)	5,009	73,482
Montage Resources Corp.(b)	910	3,322
Murphy Oil Corp.	6,460	135,402
NextDecade Corp.(b)	435	2,127
Nordic American Tankers Ltd.	6,440	21,767
Northern Oil and Gas, Inc.(b)	11,510	19,107
Oasis Petroleum, Inc.(a)(b)	12,826	28,858
Overseas Shipholding Group, Inc., Class A(b)	2,465	4,388

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Panhandle Oil and Gas, Inc., Class A	595	$4,302
Par Pacific Holdings, Inc.(b)	1,669	33,580
Parsley Energy, Inc., Class A	13,376	222,577
PBF Energy, Inc., Class A	5,288	144,362
PDC Energy, Inc.(b)	4,181	90,268
Peabody Energy Corp.	3,013	20,368
Penn Virginia Corp.(b)	528	11,283
PrimeEnergy Resources Corp.(b)	13	1,893
QEP Resources, Inc.	9,802	31,072
Range Resources Corp.	8,391	25,173
Renewable Energy Group, Inc.(b)	1,676	44,045
REX American Resources Corp.(a)(b)	233	17,557
Ring Energy, Inc.(b)	2,761	5,964
Rosehill Resources, Inc.(a)(b)	205	217
SandRidge Energy, Inc.(b)	1,380	3,519
Scorpio Tankers, Inc.(a)	1,835	42,829
SFL Corp. Ltd.	3,878	51,345
SilverBow Resources, Inc.(b)	271	1,442
SM Energy Co.	4,575	41,998
Southwestern Energy Co.(b)	27,020	42,421
Talos Energy, Inc.(b)	839	18,408
Targa Resources Corp.	9,960	363,540
Teekay Corp.	2,672	9,512
Teekay Tankers Ltd., Class A	1,010	16,453
Tellurian, Inc.(a)(b)	4,199	29,477
Uranium Energy Corp.(a)(b)	6,337	5,259
W&T Offshore, Inc.(a)(b)	3,646	15,094
Whiting Petroleum Corp.(a)(b)	3,711	16,848
World Fuel Services Corp.	2,916	114,074
WPX Energy, Inc.(b)	18,817	224,863

		3,461,493

Paper & Forest Products — 0.2%
Boise Cascade Co.	1,693	61,287
Clearwater Paper Corp.(b)	629	17,738
Domtar Corp.	2,458	85,587
Louisiana-Pacific Corp.	5,220	160,150
Neenah, Inc.	819	54,578
PH Glatfelter Co.	1,729	28,874
Schweitzer-Mauduit International, Inc.	1,293	45,294
Verso Corp., Class A(b)	1,451	24,449

		477,957

Personal Products — 0.2%
BellRing Brands, Inc., Class A(a)(b)	1,869	40,445
Edgewell Personal Care Co.(b)	2,549	65,815
elf Beauty, Inc.(b)	1,101	17,264
Herbalife Nutrition Ltd.(b)	4,365	169,580
Inter Parfums, Inc.	839	57,984
Lifevantage Corp.(b)	558	9,140
Medifast, Inc.	462	44,643
Nature’s Sunshine Products, Inc.(b)	227	2,170
Nu Skin Enterprises, Inc., Class A	2,327	75,837
Revlon, Inc., Class A(a)(b)	254	5,428
USANA Health Sciences, Inc.(a)(b)	531	32,763
Youngevity International, Inc.(b)	413	644

		521,713

Pharmaceuticals — 1.5%
AcelRx Pharmaceuticals, Inc.(a)(b)	3,225	5,483
Aclaris Therapeutics, Inc.(b)	1,425	1,767
Aerie Pharmaceuticals, Inc.(b)	1,689	34,591
Akorn, Inc.(b)	3,679	5,629
Amneal Pharmaceuticals, Inc.(b)	5,572	25,018
Amphastar Pharmaceuticals, Inc.(b)	1,451	27,438
ANI Pharmaceuticals, Inc.(b)	376	23,312

Security	Shares	Value

Pharmaceuticals (continued)
Arvinas Holding Co. LLC(b)	913	$44,244
Assembly Biosciences, Inc.(b)	888	15,593
Assertio Therapeutics, Inc.(b)	2,581	2,762
Axsome Therapeutics, Inc.(a)(b)	1,087	94,373
BioDelivery Sciences International, Inc.(b)	3,366	17,672
Cara Therapeutics, Inc.(a)(b)	1,604	25,824
Catalent, Inc.(a)(b)	6,428	392,751
Cerecor, Inc.(b)	875	3,456
Collegium Pharmaceutical, Inc.(b)	1,244	25,023
Corcept Therapeutics, Inc.(b)	3,962	50,199
Corium International, Inc.(b)(c)	1,333	240
CorMedix, Inc.(a)(b)	973	6,179
Cymabay Therapeutics, Inc.(b)	2,877	4,431
Dermira, Inc.(b)	1,941	36,782
Eloxx Pharmaceuticals, Inc.(b)	956	3,661
Endo International PLC(a)(b)	10,493	59,495
Evofem Biosciences, Inc.(b)	651	3,222
Evolus, Inc.(a)(b)	731	7,478
EyePoint Pharmaceuticals, Inc.(a)(b)	2,535	4,740
Fulcrum Therapeutics, Inc.(b)	257	4,431
Heska Corp.(a)(b)	297	29,756
Horizon Therapeutics PLC(b)	8,243	284,301
Innoviva, Inc.(b)	2,667	36,818
Intersect ENT, Inc.(b)	1,293	33,411
Intra-Cellular Therapies, Inc.(b)	2,021	45,857
Jazz Pharmaceuticals PLC(b)	2,447	350,777
Kala Pharmaceuticals, Inc.(a)(b)	638	3,802
Kaleido Biosciences, Inc.(b)	129	1,107
Lannett Co., Inc.(a)(b)	1,299	10,574
Liquidia Technologies, Inc.(b)	517	3,004
Mallinckrodt PLC(b)	3,481	15,978
Marinus Pharmaceuticals, Inc.(b)	1,948	3,954
Menlo Therapeutics, Inc.(b)	411	1,891
MyoKardia, Inc.(b)	1,999	135,992
Nektar Therapeutics(b)	7,450	148,181
NGM Biopharmaceuticals, Inc.(a)(b)	1,112	17,981
Odonate Therapeutics, Inc.(b)	520	15,184
Omeros Corp.(a)(b)	1,844	23,529
Optinose, Inc.(b)	1,102	8,629
Osmotica Pharmaceuticals PLC(a)(b)	129	831
Pacira BioSciences, Inc.(a)(b)	1,836	79,352
Paratek Pharmaceuticals, Inc.(a)(b)	1,044	3,508
Perrigo Co. PLC	5,596	319,196
Phathom Pharmaceuticals, Inc.(a)(b)	610	20,356
Phibro Animal Health Corp., Class A	821	19,474
Prestige Consumer Healthcare, Inc.(b)	2,118	85,906
Reata Pharmaceuticals, Inc., Class A(a)(b)	982	214,852
resTORbio, Inc.(a)(b)	708	977
Revance Therapeutics, Inc.(b)	1,762	39,416
Satsuma Pharmaceuticals, Inc.(b)	355	8,776
SIGA Technologies, Inc.(b)	2,146	11,052
Supernus Pharmaceuticals, Inc.(a)(b)	2,020	46,197
TherapeuticsMD, Inc.(a)(b)	10,752	24,192
Theravance Biopharma, Inc.(a)(b)	2,102	58,604
Tricida, Inc.(b)	915	32,263
Verrica Pharmaceuticals, Inc.(a)(b)	573	8,314
WaVe Life Sciences Ltd.(b)	922	6,546
Xeris Pharmaceuticals, Inc.(b)	1,025	6,529
Zogenix, Inc.(b)	1,971	99,279
Zynerba Pharmaceuticals, Inc.(a)(b)	862	4,344

		3,186,484

Professional Services — 1.0%
Acacia Research Corp.(b)	169	423
ASGN, Inc.(b)	2,262	153,115

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Barrett Business Services, Inc.	287	$23,772
BG Staffing, Inc.	361	7,263
CBIZ, Inc.(b)	2,595	70,065
CRA International, Inc.	341	18,168
Exponent, Inc.	2,283	166,134
Forrester Research, Inc.	448	18,534
Franklin Covey Co.(b)	384	12,211
FTI Consulting, Inc.(b)	1,626	195,218
GP Strategies Corp.(b)	562	7,480
Heidrick & Struggles International, Inc.	746	21,201
Huron Consulting Group, Inc.(b)	1,087	70,448
ICF International, Inc.	865	75,765
Insperity, Inc.	1,667	145,646
Kelly Services, Inc., Class A	1,379	24,491
Kforce, Inc.	864	32,011
Korn Ferry	2,589	106,097
ManpowerGroup, Inc.	2,524	230,921
Mistras Group, Inc.(b)	780	8,635
Paylocity Holding Corp.(b)	1,489	211,274
Resources Connection, Inc.	1,252	19,062
Robert Half International, Inc.	4,927	286,604
TriNet Group, Inc.(b)	1,909	108,928
TrueBlue, Inc.(b)	1,633	35,779
Upwork, Inc.(b)	2,380	21,848
Willdan Group, Inc.(b)	428	14,180

		2,085,273

Real Estate Management & Development — 0.7%
Alexander & Baldwin, Inc.(b)	3,122	68,247
Altisource Portfolio Solutions SA(a)(b)	173	3,218
American Realty Investors, Inc.(b)	117	1,720
CareTrust REIT, Inc.	3,908	86,680
Consolidated-Tomoka Land Co.(a)	203	12,882
Cushman & Wakefield PLC(b)	5,065	97,349
Essential Properties Realty Trust, Inc.	3,454	95,365
eXp World Holdings, Inc.(b)	660	7,286
Forestar Group, Inc.(b)	458	9,284
FRP Holdings, Inc.(a)(b)	275	13,019
Global Medical REIT, Inc.	1,303	19,024
Howard Hughes Corp.(a)(b)	1,762	214,400
Jones Lang LaSalle, Inc.	2,239	380,227
Kennedy-Wilson Holdings, Inc.	5,272	113,664
Marcus & Millichap, Inc.(b)	1,028	36,391
Maui Land & Pineapple Co., Inc.(b)	141	1,474
Newmark Group, Inc., Class A	6,459	76,022
Rafael Holdings, Inc., Class B(a)(b)	438	8,865
RE/MAX Holdings, Inc., Class A	725	27,753
Realogy Holdings Corp.	4,725	50,038
Redfin Corp.(b)	3,990	97,077
RMR Group, Inc., Class A	619	28,517
St. Joe Co.(b)	1,386	29,120
Stratus Properties, Inc.(b)	267	7,943
Tejon Ranch Co.(b)	784	12,622
Transcontinental Realty Investors, Inc.(b)	22	710

		1,498,897

Road & Rail — 0.5%
AMERCO	393	145,909
ArcBest Corp.	1,015	22,645
Avis Budget Group, Inc.(b)	2,501	82,033
Covenant Transportation Group, Inc., Class A(b)	1,317	16,706
Daseke, Inc.(b)	1,855	5,630
Heartland Express, Inc.	1,918	35,847
Hertz Global Holdings, Inc.(a)(b)	4,602	72,528
Knight-Swift Transportation Holdings, Inc.	5,399	200,195

Security	Shares	Value

Road & Rail (continued)
Landstar System, Inc.	1,678	$185,838
Marten Transport Ltd.	1,578	32,759
PAM Transportation Services, Inc.(b)	74	3,952
Roadrunner Transportation Systems, Inc.(b)	203	2,024
Ryder System, Inc.	2,381	113,621
Saia, Inc.(a)(b)	1,179	102,691
Schneider National, Inc., Class B	2,317	51,600
Universal Logistics Holdings, Inc.	322	5,442
US Xpress Enterprises, Inc., Class A(b)	818	4,466
Werner Enterprises, Inc.	1,895	69,850
YRC Worldwide, Inc.(a)(b)	1,561	3,528

		1,157,264

Semiconductors & Semiconductor Equipment — 2.3%
Adesto Technologies Corp.(b)	1,111	7,888
Advanced Energy Industries, Inc.(b)	1,699	118,828
Alpha & Omega Semiconductor Ltd.(b)	788	9,606
Ambarella, Inc.(b)	1,426	84,334
Amkor Technology, Inc.(b)	4,076	45,855
Axcelis Technologies, Inc.(b)	1,294	31,250
AXT, Inc.(b)	1,499	5,846
Brooks Automation, Inc.	3,125	119,000
Cabot Microelectronics Corp.	1,273	185,234
CEVA, Inc.(b)	896	24,506
Cirrus Logic, Inc.(b)	2,571	197,478
Cohu, Inc.	1,669	37,335
Cree, Inc.(b)	4,788	222,594
Cypress Semiconductor Corp.	16,151	376,803
Diodes, Inc.(a)(b)	1,848	95,431
DSP Group, Inc.(b)	854	12,349
Enphase Energy, Inc.(b)	3,938	124,126
Entegris, Inc.	5,872	303,935
First Solar, Inc.(b)	3,628	179,876
FormFactor, Inc.(b)	3,534	89,445
GSI Technology, Inc.(b)	614	4,979
Ichor Holdings Ltd.(b)	866	28,916
Impinj, Inc.(b)	619	19,919
Inphi Corp.(b)	1,927	146,375
Lattice Semiconductor Corp.(b)	5,463	101,612
MACOM Technology Solutions Holdings, Inc.(b)	2,121	60,279
MaxLinear, Inc.(b)	3,126	60,926
MKS Instruments, Inc.	2,357	247,061
Monolithic Power Systems, Inc.	1,822	311,872
NeoPhotonics Corp.(b)	1,615	12,322
NVE Corp.	184	13,498
ON Semiconductor Corp.(b)	17,757	411,075
Onto Innovation, Inc.(b)	2,216	84,075
PDF Solutions, Inc.(b)	1,102	17,367
Photronics, Inc.(b)	2,652	33,893
Power Integrations, Inc.	1,304	127,362
Rambus, Inc.(a)(b)	4,569	72,510
Semtech Corp.(b)	2,937	141,534
Silicon Laboratories, Inc.(b)	1,866	183,446
SMART Global Holdings, Inc.(a)(b)	506	15,261
SunPower Corp.(b)	2,534	21,590
Teradyne, Inc.	7,292	481,199
Ultra Clean Holdings, Inc.(b)	1,636	37,644
Veeco Instruments, Inc.(b)	1,929	24,595
Xperi Corp.	2,056	33,081

		4,964,110

Software — 6.5%
A10 Networks, Inc.(b)	2,247	15,302
ACI Worldwide, Inc.(b)	5,058	174,248
Alarm.com Holdings, Inc.(a)(b)	1,712	75,208

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Altair Engineering, Inc., Class A(b)	1,808	$66,806
Alteryx, Inc., Class A(a)(b)	1,991	277,685
American Software, Inc., Class A	1,204	17,976
Anaplan, Inc.(b)	3,781	217,748
Appfolio, Inc., Class A(b)	708	93,060
Appian Corp.(a)(b)	1,493	76,203
Aspen Technology, Inc.(b)	2,991	355,869
Avalara, Inc.(b)	2,060	175,388
Avaya Holdings Corp.(b)	4,783	61,079
Benefitfocus, Inc.(b)	1,189	21,997
Blackbaud, Inc.	2,148	168,253
Blackline, Inc.(b)	1,932	118,180
Bottomline Technologies DE, Inc.(b)	1,915	102,644
Box, Inc., Class A(b)	6,440	96,793
CDK Global, Inc.	5,306	284,826
Cerence Inc.(b)	1,474	31,470
Ceridian HCM Holding, Inc.(b)	4,089	299,683
ChannelAdvisor Corp.(b)	1,021	9,557
Cloudera, Inc.(a)(b)	10,318	106,172
CommVault Systems, Inc.(b)	1,795	80,811
Cornerstone OnDemand, Inc.(b)	2,533	148,940
Coupa Software, Inc.(b)	2,743	442,034
Digimarc Corp.(a)(b)	470	14,716
Digital Turbine, Inc.(b)	3,213	20,049
DocuSign, Inc.(a)(b)	6,807	534,418
Domo, Inc., Class B(b)	702	17,002
Dynatrace, Inc.(b)	2,687	84,130
Ebix, Inc.	972	33,466
eGain Corp.(b)	937	6,746
Elastic NV(a)(b)	1,997	129,565
Envestnet, Inc.(a)(b)	2,091	164,917
Everbridge, Inc.(b)	1,483	134,419
Fair Isaac Corp.(b)	1,236	497,342
FireEye, Inc.(b)	8,888	142,030
Five9, Inc.(a)(b)	2,616	187,646
ForeScout Technologies, Inc.(b)	1,940	55,309
GTY Technology Holdings, Inc.(b)	1,697	10,623
Guidewire Software, Inc.(b)	3,628	408,150
HubSpot, Inc.(b)	1,787	323,340
Ideanomics, Inc.(a)(b)	2,097	1,233
Instructure, Inc.(b)	1,586	77,460
Intelligent Systems Corp.(a)(b)	282	11,971
j2 Global, Inc.	2,051	196,609
LivePerson, Inc.(b)	2,826	115,894
LogMeIn, Inc.	2,126	182,772
Majesco(b)	388	2,704
Manhattan Associates, Inc.(b)	2,807	239,886
Medallia, Inc.(b)	651	18,371
MicroStrategy, Inc., Class A(b)	344	52,298
Mitek Systems, Inc.(b)	797	7,779
MobileIron, Inc.(b)	3,996	19,061
Model N, Inc.(b)	1,469	45,818
NetScout Systems, Inc.(b)	3,044	78,261
New Relic, Inc.(b)	2,197	145,024
Nuance Communications, Inc.(b)	12,563	237,692
Nutanix, Inc., Class A(b)	7,444	241,707
OneSpan, Inc.(b)	1,286	21,373
PagerDuty, Inc.(a)(b)	1,945	45,357
Paycom Software, Inc.(b)	2,155	685,635
Pegasystems, Inc.	1,714	147,764
Phunware, Inc.(b)	2,186	1,946
Ping Identity Holding Corp.(b)	944	22,892
Pluralsight, Inc., Class A(a)(b)	2,564	49,716
Progress Software Corp.	2,098	94,683

Security	Shares	Value

Software (continued)
Proofpoint, Inc.(b)	2,414	$296,463
PROS Holdings, Inc.(b)	1,510	90,600
PTC, Inc.(b)	4,563	379,277
Q2 Holdings, Inc.(a)(b)	1,914	166,882
QAD, Inc., Class A	430	22,123
Qualys, Inc.(a)(b)	1,513	129,725
Rapid7, Inc.(b)	2,269	134,733
RealPage, Inc.(a)(b)	3,506	204,575
Rimini Street, Inc.(b)	626	3,130
RingCentral, Inc., Class A(a)(b)	3,264	671,013
Rosetta Stone, Inc.(b)	878	15,058
SailPoint Technologies Holding, Inc.(b)	3,693	92,657
SecureWorks Corp., Class A(b)	307	4,829
SharpSpring, Inc.(b)	356	4,400
ShotSpotter, Inc.(a)(b)	333	9,141
Smartsheet, Inc., Class A(b)	3,856	186,939
SolarWinds Corp.(b)	1,890	35,759
SPS Commerce, Inc.(b)	1,618	91,951
SVMK, Inc.(b)	4,052	71,518
Synchronoss Technologies, Inc.(b)	1,578	8,624
Telaria, Inc.(b)	1,710	17,357
Telenav, Inc.(a)(b)	1,239	5,563
Tenable Holdings, Inc.(b)	1,814	49,431
Trade Desk, Inc., Class A(a)(b)	1,721	463,259
Tyler Technologies, Inc.(b)	1,669	540,222
Upland Software, Inc.(a)(b)	1,017	39,704
Varonis Systems, Inc.(b)	1,276	106,750
Verint Systems, Inc.(b)	2,934	170,172
VirnetX Holding Corp.(a)(b)	2,450	9,310
Workiva, Inc.(a)(b)	1,551	70,555
Yext, Inc.(b)	4,388	65,557
Zendesk, Inc.(b)	4,851	419,126
Zix Corp.(a)(b)	2,104	14,202
Zscaler, Inc.(a)(b)	2,736	153,462
Zuora, Inc., Class A(b)	4,112	60,652
Zynga, Inc., Class A(b)	37,452	225,461

		14,055,886

Specialty Retail — 2.0%
Aaron’s, Inc.	2,979	176,833
Abercrombie & Fitch Co., Class A	2,681	43,861
America’s Car-Mart, Inc.(b)	258	28,323
American Eagle Outfitters, Inc.	6,768	97,459
Asbury Automotive Group, Inc.(b)	932	89,891
Ascena Retail Group, Inc.(b)	167	735
AutoNation, Inc.(b)	2,390	101,432
Barnes & Noble Education, Inc.(a)(b)	1,431	4,923
Bed Bath & Beyond, Inc.	5,472	77,976
Boot Barn Holdings, Inc.(b)	1,146	48,098
Buckle, Inc.	1,381	33,710
Burlington Stores, Inc.(b)	2,864	622,834
Caleres, Inc.	1,669	29,291
Carvana Co.(a)(b)	1,977	156,677
Cato Corp., Class A	890	14,276
Chico’s FAS, Inc.	4,771	18,559
Children’s Place, Inc.	672	40,098
Citi Trends, Inc.	424	9,875
Conn’s, Inc.(b)	866	7,586
Container Store Group, Inc.(b)	598	2,416
Designer Brands, Inc., Class A	2,683	38,206
Dick’s Sporting Goods, Inc.	2,733	120,881
Express, Inc.(a)(b)	2,819	11,304
Five Below, Inc.(b)	2,411	272,973
Floor & Decor Holdings, Inc., Class A(b)	3,007	148,275
Foot Locker, Inc.	4,608	174,966

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
GameStop Corp., Class A(a)	3,293	$12,645
Genesco, Inc.(b)	640	25,165
GNC Holdings, Inc., Class A(a)(b)	2,984	6,386
Group 1 Automotive, Inc.	837	84,344
Guess?, Inc.	2,236	47,604
Haverty Furniture Cos., Inc.	720	14,494
Hibbett Sports, Inc.(b)	725	17,966
Hudson Ltd., Class A(b)	1,533	16,817
J. Jill, Inc.	556	662
L Brands, Inc.	10,029	232,272
Lithia Motors, Inc., Class A	987	133,877
Lumber Liquidators Holdings, Inc.(a)(b)	1,197	9,109
MarineMax, Inc.(b)	933	18,595
Michaels Cos., Inc.(b)	3,568	17,590
Monro, Inc.(a)	1,422	89,159
Murphy USA, Inc.(b)	1,259	128,632
National Vision Holdings, Inc.(a)(b)	3,315	113,108
Office Depot, Inc.	22,500	49,950
Party City Holdco, Inc.(a)(b)	2,244	6,463
Penske Automotive Group, Inc.	1,428	67,073
Rent-A-Center, Inc.	2,342	68,222
RH(a)(b)	726	151,553
RTW RetailWinds, Inc.(b)	745	294
Sally Beauty Holdings, Inc.(b)	5,425	83,274
Shoe Carnival, Inc.	361	12,945
Signet Jewelers Ltd.	2,102	51,100
Sleep Number Corp.(b)	1,195	61,650
Sonic Automotive, Inc., Class A	1,013	32,041
Sportsman’s Warehouse Holdings, Inc.(b)	2,430	15,746
Systemax, Inc.	536	12,676
Tailored Brands, Inc.(a)	2,097	8,346
Tilly’s, Inc., Class A(b)	1,007	8,560
Urban Outfitters, Inc.(b)	3,151	80,666
Williams-Sonoma, Inc.	3,466	242,897
Winmark Corp.	97	19,300
Zumiez, Inc.(b)	808	25,185

		4,337,824

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	5,559	60,538
AstroNova, Inc.	279	3,471
Avid Technology, Inc.(b)	1,084	9,111
Diebold Nixdorf, Inc.(b)	3,181	36,613
Immersion Corp.(b)	1,332	9,750
NCR Corp.(b)	5,606	189,034
Pure Storage, Inc., Class A(b)	10,228	182,058
Stratasys Ltd.(b)	2,144	38,549
Synaptics, Inc.(b)	1,506	100,435
Xerox Holdings Corp.(b)	7,885	280,470

		910,029

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(b)	6,189	185,423
Carter’s, Inc.	1,920	203,654
Centric Brands, Inc.(b)	270	537
Columbia Sportswear Co.	1,303	122,378
Crocs, Inc.(b)	2,934	111,228
Culp, Inc.	407	5,140
Deckers Outdoor Corp.(b)	1,242	237,110
Delta Apparel, Inc.(b)	228	5,718
Fossil Group, Inc.(b)	1,935	13,023
G-III Apparel Group Ltd.(a)(b)	1,837	49,985
Hanesbrands, Inc.	15,854	218,151
Kontoor Brands, Inc.(b)	1,993	76,013
Movado Group, Inc.	611	10,521

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.	772	$53,577
Ralph Lauren Corp.	2,171	246,409
Rocky Brands, Inc.	253	6,866
Skechers U.S.A., Inc., Class A(b)	5,772	215,815
Steven Madden Ltd.	3,715	143,250
Superior Group of Cos., Inc.	343	3,955
Unifi, Inc.(b)	596	12,826
Vera Bradley, Inc.(b)	851	8,153
Vince Holding Corp.(b)	135	1,994
Wolverine World Wide, Inc.	3,491	110,211

		2,041,937

Thrifts & Mortgage Finance — 1.2%
Axos Financial, Inc.(b)	2,369	66,735
Banc of California, Inc.	1,963	31,330
Berkshire Hills Bancorp, Inc.	1,927	54,245
Bridgewater Bancshares, Inc.(b)	1,023	13,504
Brookline Bancorp, Inc.	3,331	50,631
Capitol Federal Financial, Inc.	5,680	74,862
Columbia Financial, Inc.(b)	2,169	36,374
Dime Community Bancshares, Inc.	1,289	25,020
ESSA Bancorp, Inc.	470	7,967
Essent Group Ltd.	4,230	209,850
Federal Agricultural Mortgage Corp., Class C	371	28,307
First Defiance Financial Corp.	811	23,835
Flagstar Bancorp, Inc.	1,589	55,996
Flushing Financial Corp.	1,103	21,917
FS Bancorp, Inc.	192	10,506
Greene County Bancorp, Inc.	142	4,145
Hingham Institution for Savings	55	11,516
Home Bancorp, Inc.	328	11,664
HomeStreet, Inc.	902	28,963
Kearny Financial Corp.	3,629	44,818
Ladder Capital Corp.	5,094	93,475
LendingTree, Inc.(b)	342	106,430
Luther Burbank Corp.	865	8,918
Malvern Bancorp, Inc.(b)	253	5,060
Merchants Bancorp	388	7,636
Meridian Bancorp, Inc.	1,992	35,836
Meta Financial Group, Inc.	1,415	52,666
MGIC Investment Corp.	15,470	213,331
MMA Capital Holdings, Inc.(b)	195	5,983
Mr Cooper Group, Inc.(b)	3,190	39,492
New York Community Bancorp, Inc.	20,053	221,786
NMI Holdings, Inc., Class A(b)	3,036	96,909
Northfield Bancorp, Inc.	1,831	29,095
Northwest Bancshares, Inc.	4,095	64,394
OceanFirst Financial Corp.	2,067	48,078
Ocwen Financial Corp.(b)	5,694	7,004
OP Bancorp	406	4,056
PCSB Financial Corp.	603	11,988
Pioneer Bancorp, Inc.(a)(b)	868	12,742
Ponce de Leon Federal Bank(b)	246	3,466
Provident Bancorp, Inc.(b)	357	4,216
Provident Financial Holdings, Inc.	238	5,238
Provident Financial Services, Inc.	2,530	57,709
Prudential Bancorp, Inc.	284	5,001
Radian Group, Inc.	8,995	220,288
Riverview Bancorp, Inc.	700	5,152
Southern Missouri Bancorp, Inc.	312	11,113
Sterling Bancorp, Inc.	690	5,058
Territorial Bancorp, Inc.	349	10,131
TFS Financial Corp.	2,213	45,212
Timberland Bancorp, Inc.	348	9,800
TrustCo Bank Corp. NY	3,947	31,300

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
United Community Financial Corp.	1,957	$21,390
Walker & Dunlop, Inc.	1,210	80,308
Washington Federal, Inc.	3,749	127,466
Waterstone Financial, Inc.	1,025	17,927
Western New England Bancorp, Inc.	1,001	8,989
WSFS Financial Corp.	2,250	89,753

		2,636,581

Tobacco — 0.1%
22nd Century Group, Inc.(b)	4,799	4,448
Pyxus International, Inc.(a)(b)	320	2,192
Turning Point Brands, Inc.(a)	300	6,852
Universal Corp.	1,059	56,286
Vector Group Ltd.	4,811	63,216

		132,994

Trading Companies & Distributors — 1.1%
Air Lease Corp.	4,667	200,401
Aircastle Ltd.	2,440	78,300
Applied Industrial Technologies, Inc.	1,838	118,680
Beacon Roofing Supply, Inc.(b)	2,871	95,059
BlueLinx Holdings, Inc.(a)(b)	357	4,188
BMC Stock Holdings, Inc.(b)	2,822	82,360
CAI International, Inc.(b)	723	19,666
DXP Enterprises, Inc.(b)	662	22,951
EVI Industries, Inc.(a)(b)	255	6,824
Foundation Building Materials, Inc.(b)	1,014	18,080
GATX Corp.	1,529	116,403
General Finance Corp.(b)	582	5,628
GMS, Inc.(b)	1,828	48,844
H&E Equipment Services, Inc.	1,513	41,017
HD Supply Holdings, Inc.(b)	7,295	297,198
Herc Holdings, Inc.(b)	983	39,438
Kaman Corp.	1,230	75,916
Lawson Products, Inc.(b)	164	7,744
MRC Global, Inc.(b)	3,296	37,113
MSC Industrial Direct Co., Inc., Class A	1,936	131,783
NOW, Inc.(b)	4,437	44,414
Rush Enterprises, Inc., Class A	1,150	49,450
Rush Enterprises, Inc., Class B	183	8,118
SiteOne Landscape Supply, Inc.(a)(b)	1,808	174,562
Textainer Group Holdings Ltd.(a)(b)	2,576	24,395
Titan Machinery, Inc.(b)	740	9,035
Transcat, Inc.(b)	261	7,987
Triton International Ltd.	2,315	86,928
Univar Solutions, Inc.(a)(b)	7,521	162,077
Veritiv Corp.(b)	489	6,885
Watsco, Inc.	1,407	244,705
WESCO International, Inc.(b)	1,877	90,866
Willis Lease Finance Corp.(b)	123	7,294

		2,364,309

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	3,270	144,240

Water Utilities — 0.4%
American States Water Co.	1,566	138,685
AquaVenture Holdings Ltd.(b)	620	16,740
Artesian Resources Corp., Class A	555	20,935
Cadiz, Inc.(a)(b)	545	4,957
California Water Service Group	2,115	111,164
Consolidated Water Co. Ltd.	675	11,549
Essential Utilities, Inc.(b)	9,395	487,976
Global Water Resources, Inc.	404	5,103
Middlesex Water Co.	670	43,724
Pure Cycle Corp.(b)	622	8,080

Security	Shares	Value

Water Utilities (continued)
SJW Group	1,152	$84,499
York Water Co.	519	24,580

		957,992

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)(b)	1,738	19,535
Gogo, Inc.(a)(b)	2,348	12,351
Shenandoah Telecommunications Co.	2,215	89,375
Spok Holdings, Inc.	799	8,486
Telephone & Data Systems, Inc.	4,590	104,101
United States Cellular Corp.(b)	611	19,564

		253,412

Total Common Stocks — 98.1% (Cost — $184,991,469)		213,838,705

Investment Companies — 0.6%
Equity Funds iShares Russell 2000 ETF(a)(f)	3,976	638,267
iShares Russell Mid-Cap ETF(f)	9,083	536,987

Total Investment Companies — 0.6% (Cost — $1,205,605)		1,175,254

Total Long-Term Investments — 98.7% (Cost — $186,197,074)		215,013,959

Short-Term Securities — 9.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.81%(d)(e)(f)	16,735,371	16,745,412
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.54%(e)(f)	3,150,864	3,150,864

Total Short-Term Securities — 9.1% (Cost — $19,889,811)		19,896,276

Total Investments — 107.8% (Cost — $206,086,885)		234,910,235

Liabilities in Excess of Other Assets — (7.8)%		(16,926,944)

Net Assets — 100.0%		$217,983,291

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund

(f)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	15,171,717	1,563,654	—	16,735,371	$16,745,412	$99,123	(c)	$(843)	$2,086
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	1,035,862	2,115,002	—	3,150,864	3,150,864	12,520		—	—
PennyMac Mortgage Investment Trust	3,109	890	(82)	3,917	91,071	3,324		30	4,590
iShares Russell 2000 ETF	4,541	19,247	(19,812)	3,976	638,267	7,112		69,594	(28,375)
iShares Russell Mid-Cap ETF	10,293	49,848	(51,058)	9,083	536,987	6,622		61,145	(30,791)

					$21,162,601	$128,701		$129,926	$(52,490)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	16	03/20/20	$1,292	$(51,850)
S&P MidCap 400 E-Mini Index	8	03/20/20	1,606	(51,529)

				$(103,379)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$103,379	$—	$—	$—	$103,379

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(33,821)	$—	$—	$—	$(33,821)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(99,810)	$—	$—	$—	$(99,810)

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Russell Small/Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$1,839,605

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$213,838,111	$—	$594	$213,838,705
Investment Companies	1,175,254	—	—	1,175,254
Short-Term Securities	19,896,276	—	—	19,896,276

Subtotal	$234,909,641	$—	$594	$234,910,235

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(103,379)	$—	$—	$(103,379)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.1%

Aerospace & Defense — 2.3%
AAR Corp.	1,153	$49,095
Aerojet Rocketdyne Holdings, Inc.(a)	2,660	138,506
AeroVironment, Inc.(a)(b)	679	45,228
Arconic, Inc.	13,453	402,917
Astronics Corp.(a)	802	20,210
Axon Enterprise, Inc.(a)	2,010	154,388
Boeing Co.	18,833	5,993,979
Cubic Corp.	1,113	72,668
Curtiss-Wright Corp.	1,520	221,054
Ducommun, Inc.(a)	463	18,951
General Dynamics Corp.	9,044	1,586,679
HEICO Corp.(b)	1,398	171,157
HEICO Corp., Class A	2,596	249,605
Hexcel Corp.	3,040	225,629
Huntington Ingalls Industries, Inc.	1,434	374,274
Kratos Defense & Security Solutions, Inc.(a)	3,476	63,750
L3Harris Technologies, Inc.	7,825	1,731,907
Lockheed Martin Corp.	8,777	3,757,609
Maxar Technologies, Inc.(a)	1,981	31,617
Mercury Systems, Inc.(a)	1,984	152,272
Moog, Inc., Class A	1,168	104,665
National Presto Industries, Inc.	228	19,651
Northrop Grumman Corp.	5,569	2,085,980
Park Aerospace Corp.	658	10,179
Parsons Corp.(a)	762	31,166
Raytheon Co.	9,837	2,173,387
Spirit AeroSystems Holdings, Inc., Class A	3,616	236,197
Teledyne Technologies, Inc.(a)	1,230	449,024
Textron, Inc.	7,910	363,306
TransDigm Group, Inc.	1,730	1,112,875
Triumph Group, Inc.	1,724	35,221
United Technologies Corp.	28,848	4,332,970
Vectrus, Inc.(a)	359	20,014

		26,436,130

Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.(a)	1,886	39,549
Atlas Air Worldwide Holdings, Inc.(a)	708	15,824
C.H. Robinson Worldwide, Inc.	4,728	341,456
Echo Global Logistics, Inc.(a)	852	16,512
Expeditors International of Washington, Inc.	5,983	436,998
FedEx Corp.	8,553	1,237,106
Forward Air Corp.	1,054	68,984
Hub Group, Inc., Class A(a)	1,099	58,104
Park-Ohio Holdings Corp.	132	3,881
Radiant Logistics, Inc.(a)	1,065	5,144
United Parcel Service, Inc., Class B	24,671	2,553,942
XPO Logistics, Inc.(a)	3,203	284,811

		5,062,311

Airlines — 0.3%
Alaska Air Group, Inc.	4,300	277,737
Allegiant Travel Co.	451	75,786
American Airlines Group, Inc.	13,765	369,453
Copa Holdings SA, Class A	1,182	115,789
Delta Air Lines, Inc.	20,498	1,142,558
Hawaiian Holdings, Inc.	1,545	43,075
JetBlue Airways Corp.(a)	10,526	208,731
Mesa Air Group, Inc.(a)	1,258	10,743
SkyWest, Inc.	1,783	98,368
Southwest Airlines Co.	16,691	917,671
Spirit Airlines, Inc.(a)	2,382	97,829
United Airlines Holdings, Inc.(a)	7,923	592,640

		3,950,380

Security	Shares	Value

Auto Components — 0.2%
Adient PLC(a)	3,025	$77,773
American Axle & Manufacturing Holdings, Inc.(a)	3,615	33,403
Aptiv PLC	9,027	765,399
BorgWarner, Inc.	7,427	254,672
Cooper Tire & Rubber Co.	1,783	47,232
Cooper-Standard Holdings, Inc.(a)	597	15,832
Dana, Inc.	4,871	75,062
Dorman Products, Inc.(a)	1,032	72,034
Fox Factory Holding Corp.(a)	1,286	84,645
Gentex Corp.	9,123	271,592
Gentherm, Inc.(a)	1,168	53,856
Goodyear Tire & Rubber Co.	7,992	104,935
LCI Industries	882	95,230
Lear Corp.	2,199	270,873
Modine Manufacturing Co.(a)	1,640	11,529
Motorcar Parts of America, Inc.(a)	702	13,942
Spartan Motors, Inc.	1,242	21,114
Standard Motor Products, Inc.	1,011	49,114
Stoneridge, Inc.(a)	828	23,068
Tenneco, Inc., Class A	1,503	14,233
Visteon Corp.(a)(b)	1,019	81,326

		2,436,864

Automobiles — 0.6%
Ford Motor Co.	137,514	1,212,873
General Motors Co.	44,113	1,472,933
Harley-Davidson, Inc.	5,507	183,934
Tesla, Inc.(a)(b)	5,052	3,286,680
Thor Industries, Inc.	1,908	153,632
Winnebago Industries, Inc.	1,188	65,055

		6,375,107

Banks — 5.2%
1st Source Corp.	411	19,395
ACNB Corp.	387	12,403
Allegiance Bancshares, Inc.(a)	408	15,178
Amalgamated Bank, Class A	666	11,482
Amerant Bancorp, Inc.(a)	643	11,979
American National Bankshares, Inc.	234	7,979
Ameris Bancorp	2,122	85,283
Ames National Corp.	233	6,216
Arrow Financial Corp.	468	16,408
Associated Banc-Corp	5,634	112,286
Atlantic Capital Bancshares, Inc.(a)	685	12,926
Atlantic Union Bankshares Corp.	3,213	108,246
BancFirst Corp.	744	43,003
Banco Latinoamericano de Comercio Exterior SA	1,539	31,026
Bancorp, Inc.(a)	1,904	22,524
BancorpSouth Bank	3,413	97,509
Bank First Corp.	309	19,387
Bank of America Corp.	288,021	9,455,729
Bank of Commerce Holdings	737	7,886
Bank of Hawaii Corp.	1,589	142,374
Bank of Marin Bancorp	316	13,923
Bank of NT Butterfield & Son Ltd.	2,038	67,702
Bank of Princeton	383	11,682
Bank OZK	4,523	122,935
BankFinancial Corp.	603	7,519
BankUnited, Inc.	3,569	117,777
Bankwell Financial Group, Inc.	364	9,839
Banner Corp.	981	50,571
Bar Harbor Bankshares	399	8,778
Baycom Corp.(a)	382	8,580
BOK Financial Corp.	1,176	92,786
Boston Private Financial Holdings, Inc.	3,138	35,773

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bridge Bancorp, Inc.	369	$11,199
Bryn Mawr Bank Corp.	476	17,860
Business First Bancshares, Inc.	348	8,623
Byline Bancorp, Inc.	413	7,971
C&F Financial Corp.	148	7,407
Cadence BanCorp	4,445	69,475
Cambridge Bancorp	245	17,684
Camden National Corp.	528	24,953
Capital City Bank Group, Inc.	363	10,353
Carolina Financial Corp.	959	36,778
Carter Bank & Trust(a)	1,048	20,740
Cathay General Bancorp	3,357	121,053
CBTX, Inc.	506	14,952
CenterState Bank Corp.	4,441	100,189
Central Pacific Financial Corp.	427	11,841
Central Valley Community Bancorp	191	3,589
Century Bancorp, Inc., Class A	231	19,866
Chemung Financial Corp.	179	7,101
CIT Group, Inc.	3,357	153,448
Citigroup, Inc.	77,201	5,744,526
Citizens & Northern Corp.	381	9,742
Citizens Financial Group, Inc.	15,153	564,904
City Holding Co.	442	33,451
Civista Bancshares, Inc.	808	17,784
CNB Financial Corp.	283	8,366
Codorus Valley Bancorp, Inc.	340	7,412
Columbia Banking System, Inc.	2,233	86,417
Comerica, Inc.	4,957	303,170
Commerce Bancshares, Inc.	3,546	239,922
Community Bank System, Inc.	1,690	111,996
Community Trust Bancorp, Inc.	487	21,306
ConnectOne Bancorp, Inc.	960	22,666
Cullen/Frost Bankers, Inc.	2,139	190,713
Customers Bancorp, Inc.(a)	1,068	22,834
CVB Financial Corp.	5,825	120,985
Eagle Bancorp, Inc.	1,059	46,278
East West Bancorp, Inc.	5,416	248,269
Enterprise Bancorp, Inc.	214	6,638
Enterprise Financial Services Corp.	1,294	56,302
Equity Bancshares, Inc., Class A(a)	361	9,696
Esquire Financial Holdings, Inc.(a)	695	15,811
Farmers & Merchants Bancorp, Inc./Archbold	246	7,232
Farmers National Banc Corp.	551	8,717
FB Financial Corp.	520	18,538
Fidelity D&D Bancorp, Inc.	168	9,551
Fifth Third Bancorp	24,968	710,340
Financial Institutions, Inc.	439	13,526
First Bancorp, Inc.	314	8,880
First BanCorp, Puerto Rico	7,080	65,632
First Bancorp/Southern Pines NC	897	31,826
First Bancshares, Inc.	292	10,051
First Bank/Hamilton	1,767	18,907
First Busey Corp.	1,852	47,226
First Business Financial Services, Inc.	443	11,155
First Capital, Inc.	165	10,908
First Choice Bancorp	314	7,643
First Citizens BancShares, Inc., Class A	269	141,715
First Commonwealth Financial Corp.	3,047	41,195
First Community Bancshares, Inc.	576	16,883
First Financial Bancorp	3,534	84,957
First Financial Bankshares, Inc.	4,612	154,594
First Financial Corp.	515	21,491
First Foundation, Inc.	1,126	18,579
First Hawaiian, Inc.	5,055	146,898

Security	Shares	Value

Banks (continued)
First Horizon National Corp.	11,134	$178,144
First Internet Bancorp	258	6,840
First Interstate Bancsystem, Inc., Class A	1,728	66,528
First Merchants Corp.	2,071	82,322
First Mid Bancshares, Inc.	285	9,334
First Midwest Bancorp, Inc.	3,373	67,258
First Northwest Bancorp	1,308	20,653
First of Long Island Corp.	640	14,118
First Republic Bank	5,854	649,092
FNB Corp.	12,170	142,024
Franklin Financial Network, Inc.	413	15,227
Fulton Financial Corp.	6,228	102,575
FVCBankcorp, Inc.(a)	685	10,926
German American Bancorp, Inc.	625	21,369
Glacier Bancorp, Inc.	3,149	133,423
Great Southern Bancorp, Inc.	266	15,138
Great Western Bancorp, Inc.	1,880	55,554
Guaranty Bancshares, Inc.	270	8,262
Hancock Whitney Corp.	3,184	126,532
Hanmi Financial Corp.	907	15,256
Heartland Financial USA, Inc.	1,223	59,817
Heritage Commerce Corp.	1,357	15,741
Heritage Financial Corp.	1,053	27,146
Home BancShares, Inc.	5,919	113,171
HomeTrust Bancshares, Inc.	642	17,026
Hope Bancorp, Inc.	3,638	50,586
Horizon Bancorp	897	15,177
Howard Bancorp, Inc.(a)	467	7,888
Huntington Bancshares, Inc.	37,815	513,150
Iberiabank Corp.	1,859	135,168
Independent Bank Corp.	2,109	106,278
Independent Bank Group, Inc.	1,357	72,627
International Bancshares Corp.	2,159	85,065
Investar Holding Corp.	897	19,833
Investors Bancorp, Inc.	8,514	102,892
JPMorgan Chase & Co.	110,352	14,606,191
KeyCorp	35,785	669,537
Lakeland Bancorp, Inc.	1,021	16,581
Lakeland Financial Corp.	1,121	53,180
LCNB Corp.	345	5,717
Live Oak Bancshares, Inc.	747	13,058
M&T Bank Corp.	4,662	785,640
Macatawa Bank Corp.	816	8,609
MainStreet Bancshares, Inc.(a)	536	11,792
Mercantile Bank Corp.	497	16,287
Metropolitan Bank Holding Corp.(a)	180	8,847
Midland States Bancorp, Inc.	963	25,442
MidWestOne Financial Group, Inc.	266	8,602
MutualFirst Financial, Inc.	253	9,419
National Bank Holdings Corp., Class A	890	29,014
National Bankshares, Inc.	185	7,555
NBT Bancorp, Inc.	1,281	48,409
Nicolet Bankshares, Inc.(a)(b)	324	22,891
Northrim BanCorp, Inc.	226	8,504
Norwood Financial Corp.	331	11,254
Oak Valley Bancorp	65	1,203
OFG Bancorp	1,912	37,686
Ohio Valley Banc Corp.	173	5,718
Old National Bancorp	5,785	103,609
Old Second Bancorp, Inc.	606	7,445
Opus Bank	633	16,860
Origin Bancorp, Inc.	454	15,999
Orrstown Financial Services, Inc.	348	7,172
Pacific Premier Bancorp, Inc.	2,287	68,153

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
PacWest Bancorp	4,139	$145,072
Park National Corp.	709	67,334
Peapack Gladstone Financial Corp.	523	15,287
Penns Woods Bancorp, Inc.	243	7,667
People’s United Financial, Inc.	15,661	241,493
People’s Utah Bancorp	363	9,467
Peoples Bancorp, Inc.	664	21,607
Peoples Financial Services Corp.	169	7,833
Pinnacle Financial Partners, Inc.	2,685	158,576
PNC Financial Services Group, Inc.	15,565	2,312,181
Popular, Inc.	3,484	194,965
Preferred Bank	405	24,345
Premier Financial Bancorp, Inc.	500	8,500
Prosperity Bancshares, Inc.	3,267	229,343
QCR Holdings, Inc.	413	16,974
RBB Bancorp	350	6,888
Red River Bancshares, Inc.(a)(b)	282	14,932
Regions Financial Corp.	34,911	543,564
Reliant Bancorp Inc.	315	6,697
Renasant Corp.	1,899	60,635
Republic Bancorp, Inc., Class A	204	8,548
Republic First Bancorp, Inc.(a)	1,213	3,869
S&T Bancorp, Inc.	1,347	50,634
Sandy Spring Bancorp, Inc.	1,225	42,630
Seacoast Banking Corp. of Florida(a)	1,610	43,712
Select Bancorp, Inc.(a)	1,948	22,597
ServisFirst Bancshares, Inc.	1,660	61,005
Sierra Bancorp	304	8,141
Signature Bank	1,923	272,854
Simmons First National Corp., Class A	3,143	75,369
SmartFinancial, Inc.	348	7,524
South State Corp.	1,165	88,086
Southern First Bancshares, Inc.(a)	161	6,287
Southern National Bancorp of Virginia, Inc.	518	8,045
Southside Bancshares, Inc.	1,208	42,377
Spirit of Texas Bancshares, Inc.(a)	929	19,277
Sterling Bancorp	7,510	150,200
Stock Yards Bancorp, Inc.	675	26,150
Summit Financial Group, Inc.	488	11,980
SVB Financial Group(a)	1,816	436,439
Synovus Financial Corp.	5,203	182,209
TCF Financial Corp.	5,476	231,525
Texas Capital Bancshares, Inc.(a)	1,902	104,534
Tompkins Financial Corp.	571	49,157
TowneBank	2,464	65,419
Trico Bancshares	1,297	47,211
TriState Capital Holdings, Inc.(a)	771	17,725
Triumph Bancorp, Inc.(a)	785	30,599
Truist Financial Corp.	47,274	2,437,920
Trustmark Corp.	2,824	90,312
U.S. Bancorp	50,479	2,686,492
UMB Financial Corp.	1,754	116,571
Umpqua Holdings Corp.	8,017	135,487
Union Bankshares, Inc.	330	11,095
United Bankshares, Inc.	3,711	127,287
United Community Banks, Inc.	2,390	66,729
Unity Bancorp, Inc.	498	10,916
Univest Financial Corp.	855	21,238
Valley National Bancorp	14,971	157,645
Veritex Holdings, Inc.	1,506	42,650
Washington Trust Bancorp, Inc.	445	21,062
Webster Financial Corp.	3,366	150,999
Wells Fargo & Co.	134,812	6,328,075
WesBanco, Inc.	2,137	70,777

Security	Shares	Value

Banks (continued)
West BanCorp., Inc.	346	$7,920
Westamerica BanCorp	798	50,561
Western Alliance Bancorp	3,404	188,003
Wintrust Financial Corp.	2,100	132,888
Zions Bancorp. NA	5,765	262,250

		59,984,652

Beverages — 1.6%
Boston Beer Co., Inc., Class A(a)(b)	301	107,270
Brown-Forman Corp., Class A	1,920	123,398
Brown-Forman Corp., Class B	5,732	387,712
Coca-Cola Co.	135,570	7,917,288
Coca-Cola Consolidated, Inc.	158	42,788
Constellation Brands, Inc., Class A	5,590	1,052,597
Craft Brew Alliance, Inc.(a)(b)	284	4,658
Keurig Dr Pepper, Inc.	7,432	212,035
MGP Ingredients, Inc.	444	15,123
Molson Coors Brewing Co., Class B	6,251	347,431
Monster Beverage Corp.(a)	13,527	900,898
National Beverage Corp.(a)(b)	405	17,379
New Age Beverages Corp.(a)	4,799	8,350
PepsiCo, Inc.	49,464	7,024,877
Primo Water Corp.(a)	879	13,247

		18,175,051

Biotechnology — 2.3%
AbbVie, Inc.	52,558	4,258,249
Abeona Therapeutics, Inc.(a)	977	2,120
ACADIA Pharmaceuticals, Inc.(a)	4,004	159,920
Acceleron Pharma, Inc.(a)	1,733	157,322
Acorda Therapeutics, Inc.(a)	1,264	2,566
Adamas Pharmaceuticals, Inc.(a)	698	3,588
ADMA Biologics, Inc.(a)	2,777	10,997
Aduro Biotech, Inc.(a)	2,001	3,362
Adverum Biotechnologies, Inc.(a)	1,683	16,611
Aeglea BioTherapeutics, Inc.(a)	830	6,026
Affimed NV(a)	4,124	10,805
Agenus, Inc.(a)	5,277	19,736
AgeX Therapeutics, Inc.(a)	130	178
Agios Pharmaceuticals, Inc.(a)	2,067	100,725
Aimmune Therapeutics, Inc.(a)(b)	1,750	54,337
Akcea Therapeutics, Inc.(a)(b)	393	6,787
Akebia Therapeutics, Inc.(a)	4,847	34,995
Albireo Pharma, Inc.(a)	285	6,469
Aldeyra Therapeutics, Inc.(a)	1,449	7,738
Alector, Inc.(a)(b)	1,282	35,819
Alexion Pharmaceuticals, Inc.(a)	7,464	741,847
Alkermes PLC(a)	5,821	101,344
Allakos, Inc.(a)	706	50,973
Allogene Therapeutics, Inc.(a)(b)	1,352	29,365
Alnylam Pharmaceuticals, Inc.(a)	3,762	431,840
AMAG Pharmaceuticals, Inc.(a)	1,090	9,657
Amgen, Inc.	21,293	4,600,353
Amicus Therapeutics, Inc.(a)	9,066	80,143
AnaptysBio, Inc.(a)	865	12,560
Apellis Pharmaceuticals, Inc.(a)(b)	1,667	68,530
Aprea Therapeutics, Inc.(a)	341	13,074
Arcus Biosciences, Inc.(a)	1,841	16,164
Ardelyx, Inc.(a)	2,213	15,668
Arena Pharmaceuticals, Inc.(a)	1,788	81,694
Arrowhead Pharmaceuticals, Inc.(a)	3,321	139,183
Atara Biotherapeutics, Inc.(a)(b)	1,489	19,699
Athenex, Inc.(a)	2,643	35,390
Athersys, Inc.(a)(b)	1,234	1,678
Avid Bioservices, Inc.(a)(b)	2,581	17,060

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Avrobio, Inc.(a)	924	$20,079
Baudax Bio, Inc.(a)(b)	360	3,013
Beyondspring, Inc.(a)	425	6,434
BioCryst Pharmaceuticals, Inc.(a)	3,599	10,257
Biogen, Inc.(a)	6,355	1,708,542
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,415	68,613
BioMarin Pharmaceutical, Inc.(a)	6,449	538,491
Biospecifics Technologies Corp.(a)	302	17,842
Bluebird Bio, Inc.(a)(b)	1,935	154,200
Blueprint Medicines Corp.(a)	1,736	110,149
Bridgebio Pharma, Inc.(a)(b)	791	27,282
Calithera Biosciences, Inc.(a)	1,548	9,288
CareDx, Inc.(a)	1,337	32,302
CASI Pharmaceuticals, Inc.(a)	1,541	4,392
Catalyst Pharmaceuticals, Inc.(a)(b)	2,952	12,133
CEL-SCI Corp.(a)(b)	1,266	16,509
Cellular Biomedicine Group, Inc.(a)	498	8,491
ChemoCentryx, Inc.(a)	1,606	68,127
Chiasma, Inc.(a)	2,036	9,610
Chimerix, Inc.(a)	931	1,536
Clovis Oncology, Inc.(a)(b)	1,948	16,149
Coherus Biosciences, Inc.(a)	2,172	39,183
Concert Pharmaceuticals, Inc.(a)	677	7,230
Constellation Pharmaceuticals, Inc.(a)(b)	378	12,489
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	1,513	9,789
Cortexyme, Inc.(a)(b)	437	20,535
Crinetics Pharmaceuticals, Inc.(a)(b)	412	8,850
Cue Biopharma, Inc.(a)	690	10,467
Cyclerion Therapeutics, Inc.(a)(b)	437	1,433
Cytokinetics, Inc.(a)(b)	2,192	26,962
CytomX Therapeutics, Inc.(a)	1,362	10,106
Deciphera Pharmaceuticals, Inc.(a)(b)	715	44,780
Denali Therapeutics, Inc.(a)(b)	1,830	42,383
Dicerna Pharmaceuticals, Inc.(a)	1,667	32,915
Dynavax Technologies Corp.(a)	2,200	11,110
Eagle Pharmaceuticals, Inc.(a)	326	17,545
Editas Medicine, Inc.(a)(b)	1,877	49,609
Eidos Therapeutics, Inc.(a)	423	22,537
Eiger Biopharmaceuticals, Inc.(a)	1,014	12,533
Emergent Biosolutions, Inc.(a)	1,517	83,572
Enanta Pharmaceuticals, Inc.(a)	525	27,058
Epizyme, Inc.(a)	2,816	58,939
Esperion Therapeutics, Inc.(a)	801	43,318
Evelo Biosciences, Inc.(a)(b)	1,111	6,522
Exact Sciences Corp.(a)(b)	4,989	465,374
Exelixis, Inc.(a)	10,583	182,028
Fate Therapeutics, Inc.(a)	2,313	58,658
FibroGen, Inc.(a)(b)	2,721	113,874
Five Prime Therapeutics, Inc.(a)	1,283	6,056
Flexion Therapeutics, Inc.(a)(b)	1,134	19,868
Forty Seven, Inc.(a)(b)	634	23,376
G1 Therapeutics, Inc.(a)(b)	1,196	23,155
Galectin Therapeutics, Inc.(a)(b)	3,667	9,644
Geron Corp.(a)(b)	4,974	6,516
Gilead Sciences, Inc.	45,128	2,852,090
Global Blood Therapeutics, Inc.(a)(b)	2,109	137,633
GlycoMimetics, Inc.(a)(b)	1,052	4,503
Gossamer Bio, Inc.(a)	1,391	18,472
Gritstone Oncology, Inc.(a)	1,243	11,013
Halozyme Therapeutics, Inc.(a)	5,484	104,086
Heron Therapeutics, Inc.(a)(b)	2,779	57,970
Homology Medicines, Inc.(a)(b)	970	15,180
ImmunoGen, Inc.(a)	4,318	20,403
Immunomedics, Inc.(a)	5,950	110,491

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(a)	6,356	$464,433
Inovio Pharmaceuticals, Inc.(a)(b)	2,914	13,200
Insmed, Inc.(a)	2,994	61,497
Intellia Therapeutics, Inc.(a)(b)	1,077	12,827
Intercept Pharmaceuticals, Inc.(a)(b)	872	80,581
Invitae Corp.(a)(b)	3,336	62,216
Ionis Pharmaceuticals, Inc.(a)	4,559	265,881
Iovance Biotherapeutics, Inc.(a)	3,926	85,351
Ironwood Pharmaceuticals, Inc.(a)	5,123	61,886
Kadmon Holdings, Inc.(a)	5,651	25,938
KalVista Pharmaceuticals, Inc.(a)	672	10,282
Karuna Therapeutics, Inc.(a)	66	6,264
Karyopharm Therapeutics, Inc.(a)(b)	2,341	37,807
Kezar Life Sciences, Inc.(a)(b)	643	1,974
Kindred Biosciences, Inc.(a)	898	7,840
Kiniksa Pharmaceuticals Ltd., Class A(a)	452	6,649
Kodiak Sciences, Inc.(a)	848	51,787
Krystal Biotech, Inc.(a)(b)	333	17,403
Kura Oncology, Inc.(a)	1,494	17,540
La Jolla Pharmaceutical Co.(a)	594	4,069
Lexicon Pharmaceuticals, Inc.(a)	1,529	4,725
Ligand Pharmaceuticals, Inc.(a)	631	55,408
Lineage Cell Therapeutics, Inc.(a)(b)	1,303	1,342
MacroGenics, Inc.(a)(b)	1,804	16,687
Madrigal Pharmaceuticals, Inc.(a)(b)	278	23,080
Magenta Therapeutics, Inc.(a)	606	7,199
MannKind Corp.(a)(b)	4,559	6,702
MediciNova, Inc.(a)	1,426	8,257
MeiraGTx Holdings PLC(a)(b)	593	10,739
Mersana Therapeutics, Inc.(a)	488	3,294
Minerva Neurosciences, Inc.(a)(b)	1,232	10,016
Mirati Therapeutics, Inc.(a)	987	85,701
Moderna, Inc.(a)(b)	7,289	149,497
Molecular Templates, Inc.(a)	873	13,043
Momenta Pharmaceuticals, Inc.(a)	3,409	98,929
Myriad Genetics, Inc.(a)	2,256	62,378
Natera, Inc.(a)	2,316	81,083
Neurocrine Biosciences, Inc.(a)	3,199	320,156
NextCure, Inc.(a)	521	22,273
Novavax, Inc.(a)(b)	598	4,557
OPKO Health, Inc.(a)(b)	11,525	16,711
Palatin Technologies, Inc.(a)	9,667	6,304
PDL BioPharma, Inc.(a)	4,251	13,986
Pfenex, Inc.(a)	1,408	15,094
Pieris Pharmaceuticals, Inc.(a)	1,775	6,567
PolarityTE, Inc.(a)(b)	282	874
Portola Pharmaceuticals, Inc.(a)(b)	2,716	34,738
Precigen, Inc.(a)(b)	2,222	10,332
Precision BioSciences, Inc.(a)(b)	1,437	11,625
Principia Biopharma, Inc.(a)	597	31,432
Progenics Pharmaceuticals, Inc.(a)(b)	2,297	10,245
Protagonist Therapeutics, Inc.(a)	857	6,470
Prothena Corp. PLC(a)	1,072	13,046
PTC Therapeutics, Inc.(a)	2,229	114,793
Puma Biotechnology, Inc.(a)(b)	955	7,506
Ra Pharmaceuticals, Inc.(a)	1,180	55,307
Radius Health, Inc.(a)	1,660	29,150
Recro Pharma, Inc.(a)	902	14,874
Regeneron Pharmaceuticals, Inc.(a)	2,924	988,137
REGENXBIO, Inc.(a)	1,239	53,934
Replimune Group, Inc.(a)	75	1,192
Retrophin, Inc.(a)	1,474	22,788
Rhythm Pharmaceuticals, Inc.(a)	866	15,190
Rigel Pharmaceuticals, Inc.(a)	5,790	13,085

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Rocket Pharmaceuticals, Inc.(a)	1,295	$26,522
Rubius Therapeutics, Inc.(a)(b)	1,723	13,439
Sage Therapeutics, Inc.(a)(b)	1,808	119,834
Sangamo Therapeutics, Inc.(a)(b)	4,375	32,069
Sarepta Therapeutics, Inc.(a)	2,508	290,828
Savara, Inc.(a)	756	1,981
Scholar Rock Holding Corp.(a)	553	6,796
Seattle Genetics, Inc.(a)	4,142	448,951
Seres Therapeutics, Inc.(a)	199	649
Solid Biosciences, Inc.(a)	285	955
Sorrento Therapeutics, Inc.(a)(b)	4,352	16,668
Spectrum Pharmaceuticals, Inc.(a)	4,590	11,613
SpringWorks Therapeutics, Inc.(a)	476	14,984
Stemline Therapeutics, Inc.(a)	1,839	12,193
Stoke Therapeutics, Inc.(a)	449	12,554
Synlogic, Inc.(a)(b)	1,296	3,473
Syros Pharmaceuticals, Inc.(a)(b)	750	5,295
TCR2 Therapeutics, Inc.(a)	664	9,748
TG Therapeutics, Inc.(a)	3,494	49,650
Tocagen, Inc.(a)(b)	1,244	621
Translate Bio, Inc.(a)(b)	1,171	8,396
Turning Point Therapeutics, Inc.(a)	1,005	58,792
Twist Bioscience Corp.(a)	504	12,519
Tyme Technologies, Inc.(a)(b)	7,772	10,881
Ultragenyx Pharmaceutical, Inc.(a)	2,045	107,465
United Therapeutics Corp.(a)	1,522	148,654
UNITY Biotechnology, Inc.(a)(b)	1,493	8,809
UroGen Pharma Ltd.(a)(b)	839	24,675
Vanda Pharmaceuticals, Inc.(a)	1,628	20,757
Veracyte, Inc.(a)	1,670	43,837
Vericel Corp.(a)	1,620	26,568
Vertex Pharmaceuticals, Inc.(a)	9,033	2,050,943
Viking Therapeutics, Inc.(a)(b)	2,199	13,810
Voyager Therapeutics, Inc.(a)	667	7,357
X4 Pharmaceuticals, Inc.(a)	56	465
XBiotech, Inc.(a)(b)	663	14,858
Xencor, Inc.(a)	1,761	59,768
Y-mAbs Therapeutics, Inc.(a)	811	26,755
ZIOPHARM Oncology, Inc.(a)(b)	4,642	18,289

		26,564,558

Building Products — 0.4%
AAON, Inc.	1,548	81,177
Advanced Drainage Systems, Inc.	1,656	68,840
Allegion PLC	3,316	428,825
Ameresco, Inc., Class A(a)	824	15,813
American Woodmark Corp.(a)(b)	609	66,777
AO Smith Corp.	4,819	205,723
Apogee Enterprises, Inc.	840	26,729
Armstrong Flooring, Inc.(a)	377	1,335
Armstrong World Industries, Inc.	1,725	173,069
Builders FirstSource, Inc.(a)	4,108	101,858
Caesarstone Ltd.	516	6,749
Continental Building Products, Inc.(a)	1,338	49,493
Cornerstone Building Brands, Inc.(a)	1,292	11,085
CSW Industrials, Inc.	651	49,398
Fortune Brands Home & Security, Inc.	4,944	339,702
Gibraltar Industries, Inc.(a)	1,147	62,534
Griffon Corp.	1,493	31,039
Insteel Industries, Inc.	524	11,722
JELD-WEN Holding, Inc.(a)	2,185	52,178
Johnson Controls International PLC	27,336	1,078,405
Lennox International, Inc.	1,224	285,167
Masco Corp.	9,990	474,725
Masonite International Corp.(a)	824	61,891

Security	Shares	Value

Building Products (continued)
Owens Corning	3,742	$226,354
Patrick Industries, Inc.	762	39,533
PGT Innovations, Inc.(a)	1,672	25,916
Quanex Building Products Corp.	1,001	17,738
Resideo Technologies, Inc.(a)(b)	3,941	40,119
Simpson Manufacturing Co., Inc.	1,608	132,933
Trex Co., Inc.(a)(b)	2,039	200,311
Universal Forest Products, Inc.	1,894	90,723

		4,457,861

Capital Markets — 2.5%
Affiliated Managers Group, Inc.	1,796	143,411
Ameriprise Financial, Inc.	4,504	745,007
Ares Management Corp., Class A	2,409	86,869
Arlington Asset Investment Corp., Class A	839	4,766
Artisan Partners Asset Management, Inc., Class A	1,678	56,045
AssetMark Financial Holdings(a)	403	11,820
Associated Capital Group, Inc., Class A	82	3,425
B. Riley Financial, Inc.	660	17,701
Bank of New York Mellon Corp.	28,914	1,294,769
BGC Partners, Inc., Class A	10,824	62,455
BlackRock, Inc.(f)	4,209	2,219,616
Blucora, Inc.(a)	1,592	35,900
BrightSphere Investment Group PLC(a)	2,330	21,459
Cboe Global Markets, Inc.	3,911	481,913
Charles Schwab Corp.	40,584	1,848,601
CME Group, Inc.	12,520	2,718,217
Cohen & Steers, Inc.	805	59,554
Cowen, Inc., Class A(a)	773	12,422
Diamond Hill Investment Group, Inc.	101	14,218
Donnelley Financial Solutions, Inc.(a)	1,284	11,633
E*Trade Financial Corp.	7,928	337,891
Eaton Vance Corp.	4,040	184,830
Evercore, Inc., Class A	1,368	104,816
Federated Investors, Inc., Class B	3,354	121,515
Focus Financial Partners, Inc., Class A(a)	959	27,092
Franklin Resources, Inc.	9,758	246,877
GAIN Capital Holdings, Inc.	726	2,839
GAMCO Investors, Inc., Class A	133	2,201
Goldman Sachs Group, Inc.	11,335	2,694,896
Greenhill & Co., Inc.(b)	768	12,027
Hamilton Lane, Inc., Class A	821	53,324
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,502	85,293
Houlihan Lokey, Inc.	1,282	66,472
Intercontinental Exchange, Inc.	19,387	1,933,659
INTL. FCStone, Inc.(a)	561	26,737
Invesco Ltd.	13,988	241,992
Janus Henderson Group PLC	5,861	148,108
Ladenburg Thalmann Financial Services, Inc.	2,661	9,287
Lazard Ltd., Class A	3,645	152,944
Legg Mason, Inc.	3,003	117,567
LPL Financial Holdings, Inc.	2,899	267,085
MarketAxess Holdings, Inc.	1,297	459,372
Moelis & Co., Class A	1,809	65,124
Moody’s Corp.	5,820	1,494,518
Morgan Stanley	41,031	2,144,280
MSCI, Inc.	2,886	824,819
Nasdaq, Inc.	4,084	475,623
Northern Trust Corp.	6,860	670,977
Oppenheimer Holdings, Inc., Class A	269	7,411
Piper Jaffray Cos.	472	38,907
PJT Partners, Inc., Class A	1,005	46,250
Pzena Investment Management, Inc., Class A	1,238	10,139
Raymond James Financial, Inc.	4,409	403,115

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
S&P Global, Inc.	8,691	$2,552,807
Safeguard Scientifics, Inc.	589	6,267
Sculptor Capital Management, Inc.	456	10,461
SEI Investments Co.	4,563	297,781
State Street Corp.	12,848	971,694
Stifel Financial Corp.	2,032	131,450
T. Rowe Price Group, Inc.	8,054	1,075,451
TD Ameritrade Holding Corp.	9,367	444,745
Virtu Financial, Inc., Class A	1,609	26,854
Virtus Investment Partners, Inc.	267	32,849
Waddell & Reed Financial, Inc., Class A	2,763	44,153
Westwood Holdings Group, Inc.	168	4,717
WisdomTree Investments, Inc.	3,376	14,213

		28,941,230

Chemicals — 1.7%
A. Schulman, Inc.(c)	817	354
Advanced Emissions Solutions, Inc.	8	91
AdvanSix, Inc.(a)	1,050	19,656
Air Products & Chemicals, Inc.	7,754	1,850,957
Albemarle Corp.	3,803	305,305
American Vanguard Corp.	632	11,806
Ashland Global Holdings, Inc.	2,257	166,973
Axalta Coating Systems Ltd.(a)	7,269	209,420
Balchem Corp.	1,144	123,575
Cabot Corp.	1,967	78,385
Celanese Corp.	4,212	435,942
CF Industries Holdings, Inc.	7,711	310,599
Chase Corp.	210	19,314
Chemours Co.	5,702	79,087
Codexis, Inc.(a)	1,582	24,806
Corteva, Inc.(a)	26,371	762,649
Dow, Inc.(a)	26,635	1,227,074
DuPont de Nemours, Inc.	26,166	1,339,176
Eastman Chemical Co.	4,696	334,684
Ecolab, Inc.	8,960	1,757,146
Element Solutions, Inc.(a)	8,319	97,332
Ferro Corp.(a)	2,525	34,542
Flotek Industries, Inc.(a)(b)	1,115	1,895
FMC Corp.	4,648	444,302
FutureFuel Corp.	633	6,938
GCP Applied Technologies, Inc.(a)(b)	1,984	44,084
Hawkins, Inc.	210	8,774
HB Fuller Co.	1,761	81,376
Huntsman Corp.	7,853	161,458
Ingevity Corp.(a)	1,501	97,895
Innophos Holdings, Inc.	560	17,898
Innospec, Inc.	862	86,829
International Flavors & Fragrances, Inc.	3,752	491,925
Intrepid Potash, Inc.(a)(b)	2,818	6,707
Koppers Holdings, Inc.(a)	682	21,401
Kraton Corp.(a)	1,033	16,993
Kronos Worldwide, Inc.	777	8,423
Landec Corp.(a)	899	10,069
Linde PLC	18,968	3,852,970
Livent Corp.(a)	5,602	52,715
LSB Industries, Inc.(a)(b)	74	223
LyondellBasell Industries NV, Class A	9,406	732,351
Minerals Technologies, Inc.	1,323	71,614
Mosaic Co.	12,667	251,313
NewMarket Corp.	240	105,509
Olin Corp.	5,829	86,677
OMNOVA Solutions, Inc.(a)	1,355	13,699
Orion Engineered Carbons SA	2,251	35,341
PolyOne Corp.	2,703	89,685

Security	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	8,241	$987,601
PQ Group Holdings, Inc.(a)	1,043	15,968
Quaker Chemical Corp.(b)	468	77,697
Rayonier Advanced Materials, Inc.	1,732	5,335
RPM International, Inc.	4,498	321,022
Scotts Miracle-Gro Co.	1,384	169,872
Sensient Technologies Corp.	1,411	84,307
Sherwin-Williams Co.	2,918	1,625,297
Stepan Co.	804	79,315
Trecora Resources(a)	733	4,962
Tredegar Corp.	681	13,858
Trinseo SA	1,460	41,931
Tronox Holdings PLC, Class A(a)	3,493	29,551
Valvoline, Inc.	6,732	141,911
Westlake Chemical Corp.	1,293	79,132
WR Grace & Co.	1,969	132,632

		19,798,328

Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	2,523	96,227
ACCO Brands Corp.	3,640	31,450
ADT, Inc.(b)	4,546	28,185
Advanced Disposal Services, Inc.(a)	2,658	87,581
BrightView Holdings, Inc.(a)(b)	1,198	18,928
Brink’s Co.	1,728	145,480
Casella Waste Systems, Inc., Class A(a)	1,808	92,552
CECO Environmental Corp.(a)	925	7,030
Cimpress PLC(a)(b)	659	78,836
Cintas Corp.	2,976	830,215
Clean Harbors, Inc.(a)	1,793	147,420
Copart, Inc.(a)	7,117	722,091
Covanta Holding Corp.	3,766	56,415
Deluxe Corp.	1,445	69,649
Encore Capital Group, Inc.(a)(b)	937	31,811
Ennis, Inc.	1,476	30,789
Harsco Corp.(a)	2,574	38,353
Healthcare Services Group, Inc.	2,819	72,166
Heritage-Crystal Clean, Inc.(a)(b)	397	11,255
Herman Miller, Inc.	2,044	79,001
HNI Corp.	1,510	54,315
IAA, Inc.(a)(b)	4,804	227,037
InnerWorkings, Inc.(a)	577	2,395
Interface, Inc.	1,828	29,394
KAR Auction Services, Inc.	4,804	100,980
Kimball International, Inc., Class B	1,050	19,719
Knoll, Inc.	1,883	46,623
McGrath RentCorp	922	71,289
Mobile Mini, Inc.	1,436	59,939
MSA Safety, Inc.	1,271	172,348
Pitney Bowes, Inc.	5,809	21,726
Quad/Graphics, Inc.	1,100	4,675
Republic Services, Inc.	7,463	709,358
Rollins, Inc.	4,866	184,665
RR Donnelley & Sons Co.	2,845	6,828
SP Plus Corp.(a)	647	27,051
Steelcase, Inc., Class A	3,210	59,738
Stericycle, Inc.(a)(b)	3,208	201,077
Sykes Enterprises, Inc.(a)	1,447	48,605
Team, Inc.(a)	945	12,852
Tetra Tech, Inc.	1,929	165,122
UniFirst Corp.	539	109,918
US Ecology, Inc.	1,069	57,737
Viad Corp.	784	50,960
VSE Corp.	300	9,333

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	14,873	$1,810,044

		6,939,162

Communications Equipment — 0.9%
Acacia Communications, Inc.(a)	1,414	96,930
ADTRAN, Inc.	1,464	13,249
Applied Optoelectronics, Inc.(a)(b)	492	5,560
Arista Networks, Inc.(a)	2,099	468,791
Bel Fuse, Inc., Class B	206	3,568
CalAmp Corp.(a)	1,415	13,612
Calix, Inc.(a)	1,374	12,586
Casa Systems, Inc.(a)(b)	501	2,009
Ciena Corp.(a)	5,390	219,211
Cisco Systems, Inc.	151,675	6,972,500
Clearfield, Inc.(a)	214	2,722
CommScope Holding Co., Inc.(a)	6,946	84,637
Comtech Telecommunications Corp.	769	22,232
Digi International, Inc.(a)	916	14,468
EchoStar Corp., Class A(a)	1,620	64,646
Extreme Networks, Inc.(a)	3,777	22,284
F5 Networks, Inc.(a)	2,171	265,122
Harmonic, Inc.(a)(b)	3,609	25,389
Infinera Corp.(a)	5,581	41,132
Inseego Corp.(a)(b)	1,776	11,917
InterDigital, Inc.	1,091	60,278
Juniper Networks, Inc.	11,918	273,399
KVH Industries, Inc.(a)	368	3,787
Loral Space & Communications, Inc.(a)	436	14,026
Lumentum Holdings, Inc.(a)	2,668	202,154
Motorola Solutions, Inc.	6,061	1,072,797
NETGEAR, Inc.(a)	984	25,308
Plantronics, Inc.	1,205	34,608
Ribbon Communications, Inc.(a)	1,319	3,720
Ubiquiti, Inc.	293	47,882
ViaSat, Inc.(a)	1,998	127,173
Viavi Solutions, Inc.(a)	7,781	109,712

		10,337,409

Construction & Engineering — 0.2%
AECOM(a)	5,607	270,426
Aegion Corp.(a)	966	20,189
Arcosa, Inc.	1,861	81,419
Argan, Inc.	484	20,381
Comfort Systems USA, Inc.	1,276	59,206
Construction Partners, Inc., Class A(a)	670	11,243
Dycom Industries, Inc.(a)(b)	1,030	41,633
EMCOR Group, Inc.	1,972	162,039
Fluor Corp.	4,956	88,663
Granite Construction, Inc.	1,707	46,311
Great Lakes Dredge & Dock Corp.(a)	2,420	25,337
IES Holdings, Inc.(a)	192	4,802
Jacobs Engineering Group, Inc.	4,596	425,268
KBR, Inc.	5,016	136,435
MasTec, Inc.(a)(b)	2,132	123,123
MYR Group, Inc.(a)	480	13,786
Northwest Pipe Co.(a)	487	15,939
NV5 Global, Inc.(a)(b)	272	16,894
Primoris Services Corp.	1,242	26,492
Quanta Services, Inc.	4,973	194,693
Sterling Construction Co., Inc.(a)	736	9,697
Tutor Perini Corp.(a)	1,212	13,647
WillScot Corp.(a)	2,187	41,225

		1,848,848

Security	Shares	Value

Construction Materials — 0.1%
Eagle Materials, Inc.	1,483	$135,205
Forterra, Inc.(a)(b)	880	11,396
Martin Marietta Materials, Inc.	2,190	577,722
Summit Materials, Inc., Class A(a)	3,979	87,419
United States Lime & Minerals, Inc.	114	10,232
US Concrete, Inc.(a)	548	19,503
Vulcan Materials Co.	4,681	662,970

		1,504,447

Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,308	40,509
American Outdoor Brands Corp.(a)	1,541	14,516
At Home Group, Inc.(a)	2,006	11,354
Camping World Holdings, Inc., Class A	1,130	17,594

		83,973

Consumer Finance — 0.7%
Ally Financial, Inc.	13,274	425,166
American Express Co.	23,881	3,101,425
Capital One Financial Corp.	16,406	1,637,319
Credit Acceptance Corp.(a)(b)	369	158,294
Curo Group Holdings Corp.(a)	395	4,112
Discover Financial Services	11,051	830,262
Elevate Credit, Inc.(a)	1,628	9,459
Enova International, Inc.(a)	1,442	36,137
Ezcorp, Inc., Class A(a)	1,575	9,797
FirstCash, Inc.	1,565	136,108
Green Dot Corp., Class A(a)(b)	1,798	54,084
I3 Verticals, Inc., Class A(a)(b)	417	13,465
LendingClub Corp.(a)	2,109	24,717
Navient Corp.	7,525	108,209
Nelnet, Inc., Class A	589	33,726
OneMain Holdings, Inc.	2,199	93,172
PRA Group, Inc.(a)	1,470	51,979
Regional Management Corp.(a)	217	5,978
Santander Consumer USA Holdings, Inc.	3,704	98,600
SLM Corp.	15,964	174,327
Synchrony Financial	22,702	735,772
World Acceptance Corp.(a)	213	18,418

		7,760,526

Containers & Packaging — 0.4%
AptarGroup, Inc.	2,235	258,165
Ardagh Group SA	343	6,544
Avery Dennison Corp.	2,894	379,809
Ball Corp.	11,357	819,748
Berry Global Group, Inc.(a)	4,660	198,143
Crown Holdings, Inc.(a)	4,590	339,798
Graphic Packaging Holding Co.	10,329	161,442
Greif, Inc., Class A	807	32,619
Greif, Inc., Class B	150	7,110
International Paper Co.	13,830	563,158
Myers Industries, Inc.	958	15,501
O-I Glass, Inc.	6,023	76,010
Packaging Corp. of America	3,306	316,550
Sealed Air Corp.	5,598	198,729
Silgan Holdings, Inc.	2,921	90,142
Sonoco Products Co.	3,494	199,647
UFP Technologies, Inc.(a)	191	8,906
Westrock Co.	9,056	353,184

		4,025,205

Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,551	36,355
Funko, Inc., Class A(a)(b)	475	7,139
Genuine Parts Co.	4,858	454,563

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.(a)	10,900	$356,266
Pool Corp.	1,332	292,108
Weyco Group, Inc.	221	5,006

		1,151,437

Diversified Consumer Services — 0.2%
2U, Inc.(a)(b)	1,992	39,461
Adtalem Global Education, Inc.(a)	1,841	63,533
American Public Education, Inc.(a)	510	12,153
Bright Horizons Family Solutions, Inc.(a)	2,031	332,536
Carriage Services, Inc.	750	17,752
Chegg, Inc.(a)	4,248	175,145
Collectors Universe, Inc.	378	9,284
frontdoor, Inc.(a)(b)	3,016	128,421
Graham Holdings Co., Class B	162	88,974
Grand Canyon Education, Inc.(a)	1,699	132,998
H&R Block, Inc.	6,799	157,737
Houghton Mifflin Harcourt Co.(a)(b)	3,459	19,094
K12, Inc.(a)	1,226	19,788
Laureate Education, Inc., Class A(a)	3,988	83,110
Matthews International Corp., Class A	1,044	38,962
OneSpaWorld Holdings Ltd.	1,738	26,087
Regis Corp.(a)(b)	1,081	16,777
Select Interior Concepts, Inc., Class A(a)	895	7,393
Service Corp. International	6,277	300,982
ServiceMaster Global Holdings, Inc.(a)	4,921	177,402
Strategic Education, Inc.	783	127,073
WW International, Inc.(a)(b)	1,673	55,175

		2,029,837

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a)	69,177	15,525,394
Cannae Holdings, Inc.(a)	2,296	93,355
Equitable Holdings, Inc.	14,752	354,343
FactSet Research Systems, Inc.	1,336	382,243
FGL Holdings	5,863	56,578
Interactive Brokers Group, Inc., Class A	2,719	127,793
Jefferies Financial Group, Inc.	9,448	204,455
Marlin Business Services Corp.	218	4,295
Morningstar, Inc.	668	104,802
On Deck Capital, Inc.(a)(b)	1,669	6,810
PICO Holdings, Inc.(a)	421	4,189
Voya Financial, Inc.	4,878	291,363

		17,155,620

Diversified Telecommunication Services — 1.7%
8x8, Inc.(a)	3,052	56,828
Anterix, Inc.(a)	518	24,066
AT&T, Inc.	258,384	9,720,406
ATN International, Inc.	370	21,412
Bandwidth, Inc., Class A(a)	591	41,937
CenturyLink, Inc.	38,641	527,836
Cincinnati Bell, Inc.(a)	1,146	15,712
Cogent Communications Holdings, Inc.	1,526	108,239
Consolidated Communications Holdings, Inc.	2,166	10,462
Frontier Communications Corp.(a)(b)	2,893	1,596
Intelsat SA(a)	2,227	7,594
Iridium Communications, Inc.(a)	3,594	91,827
Ooma, Inc.(a)	719	9,440
ORBCOMM, Inc.(a)	2,610	9,370
Verizon Communications, Inc.	146,365	8,699,936
Vonage Holdings Corp.(a)	7,711	68,397
Zayo Group Holdings, Inc.(a)	7,977	277,201

		19,692,259

Security	Shares	Value

Education Services — 0.0%
Perdoceo Education Corp.(a)(b)	2,686	$47,757

Electric Utilities — 2.0%
ALLETE, Inc.	1,811	151,182
Alliant Energy Corp.	8,228	488,414
American Electric Power Co., Inc.	17,277	1,800,609
Avangrid, Inc.	2,025	107,851
Duke Energy Corp.	25,671	2,506,260
Edison International	12,400	949,220
El Paso Electric Co.	1,463	99,616
Entergy Corp.	6,907	908,409
Evergy, Inc.	8,015	578,362
Eversource Energy	11,333	1,047,623
Exelon Corp.	34,225	1,628,768
FirstEnergy Corp.	19,063	968,210
Hawaiian Electric Industries, Inc.	3,916	191,532
IDACORP, Inc.	1,715	192,406
MGE Energy, Inc.	1,319	105,428
NextEra Energy, Inc.	17,248	4,625,914
OGE Energy Corp.	6,947	318,520
Otter Tail Corp.	1,625	87,035
PG&E Corp.(a)	18,564	282,358
Pinnacle West Capital Corp.	3,894	380,405
PNM Resources, Inc.	2,950	159,978
Portland General Electric Co.	3,019	185,668
PPL Corp.	25,483	922,230
Southern Co.	37,100	2,611,840
Spark Energy, Inc., Class A	516	4,897
Unitil Corp.	767	47,316
Xcel Energy, Inc.	18,271	1,264,170

		22,614,221

Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,431	168,672
Allied Motion Technologies, Inc.	178	8,160
American Superconductor Corp.(a)	1,101	6,914
AMETEK, Inc.	7,930	770,399
Atkore International Group, Inc.(a)	1,571	62,369
AZZ, Inc.	902	37,216
Bloom Energy Corp., Class A(a)(b)	2,508	19,763
Brady Corp., Class A	1,612	89,256
Eaton Corp. PLC	14,390	1,359,423
Emerson Electric Co.	21,697	1,554,156
Encore Wire Corp.	957	51,975
Energous Corp.(a)(b)	545	856
EnerSys	1,483	106,717
Franklin Electric Co., Inc.	1,806	104,188
Generac Holdings, Inc.(a)	2,161	223,858
GrafTech International Ltd.	2,430	26,074
Hubbell, Inc.	1,910	273,569
nVent Electric PLC	5,382	134,012
Plug Power, Inc.(a)(b)	6,497	25,111
Powell Industries, Inc.	401	16,549
Preformed Line Products Co.	83	4,533
Regal-Beloit Corp.	1,419	111,335
Rockwell Automation, Inc.	4,066	779,290
Sensata Technologies Holding PLC(a)	5,556	262,632
Sunrun, Inc.(a)	3,931	66,945
Thermon Group Holdings, Inc.(a)	911	21,591
TPI Composites, Inc.(a)	945	19,609
Vicor Corp.(a)	534	26,727

		6,331,899

Electronic Equipment, Instruments & Components — 0.7%
Agilysys, Inc.(a)	963	31,298
Akoustis Technologies, Inc.(a)(b)	1,380	10,143

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Amphenol Corp., Class A	10,258	$1,020,363
Anixter International, Inc.(a)(b)	1,153	112,533
Arlo Technologies, Inc.(a)	1,948	8,318
Arrow Electronics, Inc.(a)	2,792	212,024
Avnet, Inc.	3,640	132,824
AVX Corp.	1,595	32,331
Badger Meter, Inc.	960	56,698
Belden, Inc.	1,568	77,255
Benchmark Electronics, Inc.	1,484	45,678
CDW Corp.	5,076	662,164
Cognex Corp.	5,919	301,691
Coherent, Inc.(a)	854	120,781
Corning, Inc.	26,679	712,063
CTS Corp.	939	27,522
Daktronics, Inc.	624	3,682
Dolby Laboratories, Inc., Class A	2,229	154,559
ePlus, Inc.(a)	424	33,801
Fabrinet(a)	1,353	85,293
FARO Technologies, Inc.(a)	560	28,930
Fitbit, Inc., Series A(a)	7,031	45,842
FLIR Systems, Inc.	4,600	237,084
II-VI, Inc.(a)(b)	3,040	102,296
Insight Enterprises, Inc.(a)	1,302	85,763
IntriCon Corp.(a)(b)	198	3,372
IPG Photonics Corp.(a)	1,291	164,822
Itron, Inc.(a)	1,232	100,716
Jabil, Inc.	5,273	205,067
KEMET Corp.	2,179	56,741
Keysight Technologies, Inc.(a)	6,656	618,941
Kimball Electronics, Inc.(a)	871	14,093
Knowles Corp.(a)	3,056	60,295
Littelfuse, Inc.	869	153,735
Mesa Laboratories, Inc.	146	38,316
Methode Electronics, Inc.	1,155	37,826
MTS Systems Corp.	724	36,700
Napco Security Technologies, Inc.(a)	234	6,880
National Instruments Corp.	4,607	205,610
nLight, Inc.(a)(b)	1,181	20,750
Novanta, Inc.(a)	1,223	110,963
OSI Systems, Inc.(a)	626	54,174
PAR Technology Corp.(a)	598	20,350
PC Connection, Inc.	479	23,873
Plexus Corp.(a)	1,011	71,902
Rogers Corp.(a)	674	79,363
Sanmina Corp.(a)	2,476	78,836
ScanSource, Inc.(a)	754	26,307
SYNNEX Corp.	1,453	200,165
Tech Data Corp.(a)	1,257	180,933
Trimble, Inc.(a)	8,906	378,683
TTM Technologies, Inc.(a)	3,796	54,624
Universal Display Corp.	1,474	259,675
Vishay Intertechnology, Inc.	4,898	99,380
Vishay Precision Group, Inc.(a)(b)	235	8,117
Zebra Technologies Corp., Class A(a)	1,890	451,748

		8,163,893

Energy Equipment & Services — 0.4%
Apergy Corp.(a)	2,892	74,787
Archrock, Inc.	3,980	33,233
Baker Hughes Co.	23,343	505,609
Cactus, Inc., Class A	1,806	52,049
Covia Holdings Corp.(a)(b)	984	1,574
Diamond Offshore Drilling, Inc.(a)	2,137	9,894
Dril-Quip, Inc.(a)(b)	1,277	52,229
Era Group, Inc.(a)	614	6,103

Security	Shares	Value

Energy Equipment & Services (continued)
Exterran Corp.(a)	1,098	$5,929
Forum Energy Technologies, Inc.(a)(b)	2,686	2,847
Frank’s International NV(a)	4,988	17,458
FTS International, Inc.(a)	1,340	820
Geospace Technologies Corp.(a)	756	10,138
Halliburton Co.	31,329	683,286
Helix Energy Solutions Group, Inc.(a)	4,203	35,053
Helmerich & Payne, Inc.	3,840	155,712
KLX Energy Services Holdings, Inc.(a)(b)	879	3,551
Liberty Oilfield Services, Inc., Class A	1,908	16,180
Mammoth Energy Services, Inc.	259	368
Matrix Service Co.(a)	1,242	24,989
Nabors Industries Ltd.	10,866	22,493
National Energy Services Reunited Corp.(a)	1,333	8,784
National Oilwell Varco, Inc.	13,645	281,223
Natural Gas Services Group, Inc.(a)	1,326	13,950
Newpark Resources, Inc.(a)	2,639	13,195
NexTier Oilfield Solutions Inc.(a)	5,168	26,615
Nine Energy Service, Inc.(a)	292	1,413
Noble Corp. PLC(a)	6,973	5,633
Oceaneering International, Inc.(a)	3,336	41,400
Oil States International, Inc.(a)	1,913	20,622
Pacific Drilling SA(a)	1,781	3,277
Parker Drilling Co.(a)	500	8,410
Patterson-UTI Energy, Inc.	6,690	53,119
ProPetro Holding Corp.(a)	2,681	26,113
RigNet, Inc.(a)	264	1,098
RPC, Inc.	2,009	9,101
Schlumberger Ltd.	48,702	1,632,004
SEACOR Holdings, Inc.(a)	540	20,299
SEACOR Marine Holdings, Inc.(a)	312	3,257
Select Energy Services, Inc., Class A(a)	1,380	9,605
Solaris Oilfield Infrastructure, Inc., Class A	756	8,717
TETRA Technologies, Inc.(a)	3,785	5,791
Tidewater, Inc.(a)	1,293	19,628
Transocean Ltd.(a)	21,175	96,558
Unit Corp.(a)(b)	1,625	650

		4,024,764

Entertainment — 0.8%
Activision Blizzard, Inc.	26,920	1,574,282
AMC Entertainment Holdings, Inc., Class A(b)	2,291	14,937
Electronic Arts, Inc.(a)	10,302	1,111,792
Glu Mobile, Inc.(a)	3,454	20,379
Live Nation Entertainment, Inc.(a)	4,415	300,926
Netflix, Inc.(a)(b)	14,910	5,145,292
Roku, Inc.(a)	3,016	364,785
Spotify Technology SA(a)(b)	4,171	589,362
Take-Two Interactive Software, Inc.(a)(b)	3,955	492,951
World Wrestling Entertainment, Inc., Class A	1,576	77,035

		9,691,741

Equity Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	2,748	68,205
Agree Realty Corp.	1,534	116,477
Alexander’s, Inc.	94	30,332
Alexandria Real Estate Equities, Inc.	4,013	654,922
American Assets Trust, Inc.	1,829	83,329
American Campus Communities, Inc.	4,811	220,681
American Finance Trust, Inc.	4,079	52,905
American Homes 4 Rent, Class A	9,063	247,692
American Tower Corp.	15,548	3,603,094
Americold Realty Trust	6,783	233,810
Anworth Mortgage Asset Corp.	2,687	9,619
Apartment Investment & Management Co., Class A	5,025	264,868

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apollo Commercial Real Estate Finance, Inc.	4,854	$88,731
Apple Hospitality REIT, Inc.	7,957	119,514
Ares Commercial Real Estate Corp.	1,122	18,333
Armada Hoffler Properties, Inc.	3,028	55,534
ARMOUR Residential REIT, Inc.	1,713	32,992
Ashford Hospitality Trust, Inc.	2,782	6,844
AvalonBay Communities, Inc.	4,859	1,052,897
Blackstone Mortgage Trust, Inc., Class A	4,351	166,208
Bluerock Residential Growth REIT, Inc.	1,804	20,818
Boston Properties, Inc.	5,438	779,537
Brandywine Realty Trust	6,024	94,095
Brixmor Property Group, Inc.	10,665	212,873
Brookfield Property REIT, Inc., Class A	1,894	34,963
Camden Property Trust	3,168	356,178
Capstead Mortgage Corp.	2,469	20,295
Catchmark Timber Trust, Inc., Class A	1,412	14,487
CBL & Associates Properties, Inc.	4,513	3,791
Cedar Realty Trust, Inc.	1,848	4,805
Chatham Lodging Trust	2,016	32,962
Cherry Hill Mortgage Investment Corp.	1,220	18,739
Chimera Investment Corp.	5,508	116,770
City Office REIT, Inc.	1,953	26,405
Clipper Realty, Inc.	393	4,189
Colony Capital, Inc.	17,406	81,286
Columbia Property Trust, Inc.	3,723	78,555
Community Healthcare Trust, Inc.	938	44,245
CoreCivic, Inc.	4,168	66,480
CorEnergy Infrastructure Trust, Inc.	520	23,712
CorePoint Lodging, Inc.	1,425	13,039
CoreSite Realty Corp.	1,284	150,806
Corporate Office Properties Trust	4,042	120,330
Cousins Properties, Inc.	5,159	211,158
Crown Castle International Corp.	14,659	2,196,505
CubeSmart	6,648	210,542
CyrusOne, Inc.	3,924	238,775
DiamondRock Hospitality Co.	8,483	82,031
Digital Realty Trust, Inc.	7,342	902,993
Diversified Healthcare Trust	8,842	68,260
Douglas Emmett, Inc.	5,978	248,087
Duke Realty Corp.	12,681	460,447
Easterly Government Properties, Inc.	3,315	80,256
EastGroup Properties, Inc.	1,270	172,809
Empire State Realty Trust, Inc., Class A	5,879	79,719
EPR Properties	2,734	195,126
Equinix, Inc.	3,014	1,777,446
Equity Commonwealth	4,506	147,752
Equity LifeStyle Properties, Inc.	5,958	433,445
Equity Residential	12,705	1,055,531
Essex Property Trust, Inc.	2,279	705,943
Extra Space Storage, Inc.	4,424	489,648
Farmland Partners, Inc.	2,041	13,226
Federal Realty Investment Trust	2,549	318,676
First Industrial Realty Trust, Inc.	4,369	186,556
Four Corners Property Trust, Inc.	2,267	68,667
Franklin Street Properties Corp.	2,880	21,888
Gaming and Leisure Properties, Inc.	7,062	333,715
Geo Group, Inc.	4,037	63,785
Getty Realty Corp.	1,530	48,226
Gladstone Commercial Corp.	2,038	43,450
Global Net Lease, Inc.	3,473	71,995
Healthcare Realty Trust, Inc.	4,517	162,883
Healthcare Trust of America, Inc., Class A	6,935	222,128
Healthpeak Properties, Inc.	17,239	620,432
Hersha Hospitality Trust	1,059	13,735

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	3,675	$184,154
Host Hotels & Resorts, Inc.	25,102	410,167
Hudson Pacific Properties, Inc.	5,440	197,690
Independence Realty Trust, Inc.	4,199	61,599
Industrial Logistics Properties Trust	2,854	65,328
Innovative Industrial Properties, Inc.	403	36,069
Investors Real Estate Trust	324	23,879
Invitation Homes, Inc.	18,454	580,747
Iron Mountain, Inc.	10,002	316,163
iStar, Inc.	1,888	27,489
JBG SMITH Properties	4,499	182,434
Jernigan Capital, Inc.	475	9,495
Kilroy Realty Corp.	3,723	307,408
Kimco Realty Corp.	14,102	268,643
Kite Realty Group Trust	3,058	52,598
Lamar Advertising Co., Class A	3,025	280,750
Lexington Realty Trust	8,078	89,423
Liberty Property Trust	5,474	342,946
Life Storage, Inc.	1,653	187,087
LTC Properties, Inc.	1,396	64,439
Macerich Co.	5,034	112,309
Mack-Cali Realty Corp.	3,138	68,911
Medical Properties Trust, Inc.	17,509	387,824
MFA Financial, Inc.	15,427	120,331
Mid-America Apartment Communities, Inc.	3,981	546,233
Monmouth Real Estate Investment Corp.	3,027	44,285
National Health Investors, Inc.	1,441	121,592
National Retail Properties, Inc.	6,021	337,176
National Storage Affiliates Trust	1,946	66,456
New Residential Investment Corp.	14,262	238,746
New Senior Investment Group, Inc.	3,694	28,148
New York Mortgage Trust, Inc.	7,067	44,875
NexPoint Residential Trust, Inc.	688	33,574
Office Properties Income Trust	1,678	57,102
Omega Healthcare Investors, Inc.	7,535	316,093
One Liberty Properties, Inc.	642	17,552
Orchid Island Capital, Inc.	1,593	9,622
Outfront Media, Inc.	5,156	153,339
Paramount Group, Inc.	8,065	113,394
Park Hotels & Resorts, Inc.	8,380	183,857
Pebblebrook Hotel Trust	4,854	115,137
Pennsylvania Real Estate Investment Trust(b)	2,071	8,160
PennyMac Mortgage Investment Trust(f)	3,140	73,005
Physicians Realty Trust	6,995	135,353
Piedmont Office Realty Trust, Inc., Class A	4,983	115,556
PotlatchDeltic Corp.	2,509	107,887
Preferred Apartment Communities, Inc., Class A	2,312	27,235
Prologis, Inc.	22,192	2,061,193
PS Business Parks, Inc.	668	111,930
Public Storage	5,195	1,162,433
QTS Realty Trust, Inc., Class A	2,190	124,567
Rayonier, Inc.	4,785	145,368
Realty Income Corp.	11,415	895,050
Redwood Trust, Inc.	4,274	75,351
Regency Centers Corp.	5,733	355,675
Retail Opportunity Investments Corp.	4,102	67,970
Retail Properties of America, Inc., Class A	6,809	82,729
Retail Value, Inc.	523	17,191
Rexford Industrial Realty, Inc.	3,813	183,748
RLJ Lodging Trust	6,669	103,770
RPT Realty	2,246	31,332
Ryman Hospitality Properties, Inc.	1,592	135,368
Sabra Health Care REIT, Inc.	6,725	144,588
Safehold, Inc.	294	13,218

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Saul Centers, Inc.	314	$15,505
SBA Communications Corp.	3,952	986,261
Seritage Growth Properties, Class A	1,080	39,658
Service Properties Trust	5,835	125,919
Simon Property Group, Inc.	10,930	1,455,330
SITE Centers Corp.	4,914	62,457
SL Green Realty Corp.	2,877	264,799
Spirit Realty Capital, Inc.	3,478	183,569
STAG Industrial, Inc.	4,364	140,695
Starwood Property Trust, Inc.	9,451	242,513
STORE Capital Corp.	7,468	293,119
Summit Hotel Properties, Inc.	3,295	36,542
Sun Communities, Inc.	3,204	519,593
Sunstone Hotel Investors, Inc.	8,522	108,059
Tanger Factory Outlet Centers, Inc.(b)	2,740	40,086
Taubman Centers, Inc.	2,267	59,894
Terreno Realty Corp.	2,163	123,853
UDR, Inc.	9,993	478,765
UMH Properties, Inc.	1,449	22,894
Uniti Group, Inc.	6,283	39,771
Universal Health Realty Income Trust	517	63,772
Urban Edge Properties	4,108	75,546
Urstadt Biddle Properties, Inc., Class A	607	13,761
Ventas, Inc.	13,141	760,338
VEREIT, Inc.	36,435	355,606
VICI Properties, Inc.	16,246	435,393
Vornado Realty Trust	6,083	400,079
Washington Prime Group, Inc.	9,066	27,289
Washington Real Estate Investment Trust	2,807	85,445
Weingarten Realty Investors	4,432	128,971
Welltower, Inc.	14,202	1,205,892
Weyerhaeuser Co.	26,322	762,022
Whitestone REIT	1,160	15,196
WP Carey, Inc.	5,917	497,738
Xenia Hotels & Resorts, Inc.	4,549	85,021

		44,527,274

Food & Staples Retailing — 1.3%
Andersons, Inc.	977	22,100
BJ’s Wholesale Club Holdings, Inc.(a)	3,982	81,711
Casey’s General Stores, Inc.	1,322	212,657
Chefs’ Warehouse, Inc.(a)	708	25,771
Costco Wholesale Corp.	15,609	4,768,862
Diplomat Pharmacy, Inc.(a)(b)	1,745	6,945
Grocery Outlet Holding Corp.(a)	1,213	39,713
HF Foods Group, Inc.(a)	494	8,595
Ingles Markets, Inc., Class A	575	23,972
Kroger Co.	27,866	748,481
Natural Grocers by Vitamin Cottage, Inc.	357	3,231
Performance Food Group Co.(a)	3,739	193,643
PriceSmart, Inc.	847	51,887
Rite Aid Corp.(a)(b)	1,631	19,490
SpartanNash Co.	1,099	13,386
Sprouts Farmers Market, Inc.(a)	4,686	73,242
Sysco Corp.	16,647	1,367,384
U.S. Foods Holding Corp.(a)	7,727	310,393
United Natural Foods, Inc.(a)	1,555	11,196
Village Super Market, Inc., Class A	168	3,740
Walgreens Boots Alliance, Inc.	26,722	1,358,814
Walmart, Inc.	49,973	5,721,409
Weis Markets, Inc.	304	11,154

		15,077,776

Food Products — 1.1%
Archer-Daniels-Midland Co.	19,896	890,545
B&G Foods, Inc.	2,207	35,444

Security	Shares	Value

Food Products (continued)
Beyond Meat, Inc.(a)	1,700	$187,714
Bunge Ltd.	4,855	254,548
Cal-Maine Foods, Inc.	1,156	41,258
Calavo Growers, Inc.	718	55,006
Campbell Soup Co.	5,842	282,694
Conagra Brands, Inc.	17,062	561,681
Darling Ingredients, Inc.(a)	5,907	160,257
Farmer Bros Co.(a)	293	3,510
Flowers Foods, Inc.	7,215	155,339
Fresh Del Monte Produce, Inc.(b)	1,016	31,882
Freshpet, Inc.(a)	1,310	82,373
General Mills, Inc.	20,981	1,095,628
Hain Celestial Group, Inc.(a)(b)	2,981	72,170
Hershey Co.	5,092	790,126
Hormel Foods Corp.	9,775	461,966
Hostess Brands, Inc.(a)	4,267	57,263
Ingredion, Inc.	2,369	208,472
J&J Snack Foods Corp.	529	87,729
J.M. Smucker Co.	3,883	402,318
John B Sanfilippo & Son, Inc.	296	24,953
Kellogg Co.	8,783	599,088
Kraft Heinz Co.	22,185	647,802
Lamb Weston Holdings, Inc.	5,121	467,598
Lancaster Colony Corp.	641	99,131
Limoneira Co.	296	5,778
McCormick & Co., Inc.	4,375	714,744
Mondelez International, Inc., Class A	50,090	2,874,164
Pilgrim’s Pride Corp.(a)	2,023	52,699
Post Holdings, Inc.(a)	2,305	241,034
Sanderson Farms, Inc.	727	100,101
Seneca Foods Corp., Class A(a)	168	6,644
Simply Good Foods Co.(a)	2,958	67,945
Tootsie Roll Industries, Inc.	861	29,369
TreeHouse Foods, Inc.(a)	1,998	89,111
Tyson Foods, Inc., Class A	10,173	840,595

		12,778,679

Gas Utilities — 0.2%
Atmos Energy Corp.	4,076	477,014
Chesapeake Utilities Corp.	777	74,755
National Fuel Gas Co.	2,811	121,407
New Jersey Resources Corp.	3,101	128,133
Northwest Natural Holding Co.	1,112	81,599
ONE Gas, Inc.	1,883	177,944
RGC Resources, Inc.	723	18,306
South Jersey Industries, Inc.	3,276	100,901
Southwest Gas Holdings, Inc.	1,952	147,396
Spire, Inc.	1,769	149,162
UGI Corp.	7,451	309,887

		1,786,504

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	60,805	5,298,548
ABIOMED, Inc.(a)	1,559	290,426
Accuray, Inc.(a)	2,245	8,733
Align Technology, Inc.(a)	2,753	707,796
Alphatec Holdings, Inc.(a)	1,750	12,180
AngioDynamics, Inc.(a)	1,227	16,896
Anika Therapeutics, Inc.(a)	494	20,308
Antares Pharma, Inc.(a)	4,962	18,211
Apyx Medical Corp.(a)	1,544	11,719
AtriCure, Inc.(a)	1,590	61,851
Atrion Corp.	52	37,398
Avanos Medical, Inc.(a)	1,590	43,789
Axogen, Inc.(a)	1,488	18,392

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Axonics Modulation Technologies, Inc.(a)(b)	741	$21,511
Baxter International, Inc.	17,139	1,529,142
Becton Dickinson & Co.	9,454	2,601,552
BioLife Solutions, Inc.(a)(b)	685	9,446
BioSig Technologies, Inc.(a)(b)	1,755	8,564
Boston Scientific Corp.(a)	49,055	2,053,933
Cantel Medical Corp.(b)	1,281	83,342
Cardiovascular Systems, Inc.(a)	1,273	57,781
Cerus Corp.(a)	6,213	24,914
CONMED Corp.	990	100,663
Cooper Cos., Inc.	1,738	602,895
CryoLife, Inc.(a)(b)	1,534	45,621
CryoPort, Inc.(a)(b)	1,340	23,999
Cutera, Inc.(a)	449	12,653
CytoSorbents Corp.(a)(b)	805	3,977
Danaher Corp.	21,754	3,499,566
DENTSPLY SIRONA, Inc.	7,896	442,176
DexCom, Inc.(a)	3,196	769,437
Edwards Lifesciences Corp.(a)	7,355	1,617,070
ElectroCore, Inc.(a)	2,295	2,892
Envista Holdings Corp.(a)	5,244	155,170
GenMark Diagnostics, Inc.(a)(b)	2,043	11,012
Glaukos Corp.(a)	1,369	77,006
Globus Medical, Inc., Class A(a)	2,708	141,574
Haemonetics Corp.(a)	1,800	193,302
Hill-Rom Holdings, Inc.	2,365	251,849
Hologic, Inc.(a)	9,549	511,062
ICU Medical, Inc.(a)	686	125,174
IDEXX Laboratories, Inc.(a)	2,983	808,423
Inogen, Inc.(a)	590	26,119
Insulet Corp.(a)	2,076	402,827
Integra LifeSciences Holdings Corp.(a)	2,453	135,013
Intuitive Surgical, Inc.(a)	4,068	2,277,185
Invacare Corp.	859	6,606
iRhythm Technologies, Inc.(a)(b)	905	77,495
Lantheus Holdings, Inc.(a)(b)	1,418	24,829
LeMaitre Vascular, Inc.	408	14,682
LivaNova PLC(a)	1,753	119,151
Masimo Corp.(a)	1,672	285,243
Medtronic PLC	47,397	5,471,510
Meridian Bioscience, Inc.	1,421	13,983
Merit Medical Systems, Inc.(a)	1,975	71,929
Natus Medical, Inc.(a)	1,203	37,642
Neogen Corp.(a)	1,891	127,208
Neuronetics, Inc.(a)	408	1,481
Nevro Corp.(a)	1,085	144,207
Novocure Ltd.(a)(b)	2,970	241,936
NuVasive, Inc.(a)	1,884	145,294
Ocular Therapeutix, Inc.(a)(b)	1,510	6,584
OraSure Technologies, Inc.(a)	1,875	13,219
Orthofix Medical, Inc.(a)	536	23,187
OrthoPediatrics Corp.(a)(b)	331	15,203
Pulse Biosciences, Inc.(a)	649	9,086
Quidel Corp.(a)	1,335	102,528
ResMed, Inc.	5,014	797,076
Rockwell Medical, Inc.(a)(b)	732	1,911
RTI Surgical Holdings, Inc.(a)	1,373	5,712
SeaSpine Holdings Corp.(a)	1,292	19,070
Senseonics Holdings, Inc.(a)(b)	2,026	1,657
Shockwave Medical, Inc.(a)	939	40,771
SI-BONE, Inc.(a)(b)	753	15,896
Sientra, Inc.(a)	705	4,272
Silk Road Medical, Inc.(a)	496	23,084
STAAR Surgical Co.(a)(b)	1,499	50,426

Security	Shares	Value

Health Care Equipment & Supplies (continued)
STERIS PLC	2,992	$450,864
Stryker Corp.	12,107	2,550,945
Surmodics, Inc.(a)	407	16,032
Tactile Systems Technology, Inc.(a)	698	39,221
Tandem Diabetes Care, Inc.(a)(b)	2,021	153,677
Teleflex, Inc.	1,620	601,846
TransEnterix, Inc.(a)(b)	366	498
TransMedics Group, Inc.(a)	636	11,136
Utah Medical Products, Inc.	90	8,286
Vapotherm, Inc.(a)	796	8,318
Varex Imaging Corp.(a)	1,195	33,042
Varian Medical Systems, Inc.(a)	3,211	451,370
ViewRay, Inc.(a)(b)	1,473	4,596
West Pharmaceutical Services, Inc.	2,615	407,809
Wright Medical Group NV(a)(b)	4,477	134,937
Zimmer Biomet Holdings, Inc.	7,303	1,080,114
Zynex, Inc.(a)	746	7,169

		39,045,835

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.(a)(b)	3,035	97,515
Addus HomeCare Corp.(a)	451	42,547
Amedisys, Inc.(a)	1,103	194,668
American Renal Associates Holdings, Inc.(a)(b)	551	5,003
AmerisourceBergen Corp.	5,203	445,169
AMN Healthcare Services, Inc.(a)	1,601	107,875
Anthem, Inc.	8,966	2,378,500
Apollo Medical Holdings, Inc.(a)(b)	171	3,064
BioTelemetry, Inc.(a)	1,095	53,567
Brookdale Senior Living, Inc.(a)	5,904	38,907
Cardinal Health, Inc.	10,594	542,519
Centene Corp.(a)	20,384	1,280,319
Chemed Corp.	548	255,938
Cigna Corp.(a)	13,014	2,503,633
Community Health Systems, Inc.(a)(b)	2,135	9,159
CorVel Corp.(a)	279	25,548
Covetrus, Inc.(a)(b)	3,537	43,505
Cross Country Healthcare, Inc.(a)	730	7,227
CVS Health Corp.	45,892	3,112,395
DaVita, Inc.(a)(b)	3,610	288,331
Encompass Health Corp.	3,387	260,901
Ensign Group, Inc.	1,929	87,191
Genesis Healthcare, Inc.(a)	1,147	1,720
Guardant Health, Inc.(a)	1,274	96,875
Hanger, Inc.(a)	1,491	36,425
HCA Healthcare, Inc.	9,500	1,318,600
HealthEquity, Inc.(a)	2,438	161,054
Henry Schein, Inc.(a)(b)	5,074	349,802
Humana, Inc.	4,694	1,578,311
Integer Holdings Corp.(a)	1,219	104,103
Joint Corp.(a)	581	9,703
Laboratory Corp. of America Holdings(a)	3,402	596,711
LHC Group, Inc.(a)(b)	1,107	161,345
Magellan Health, Inc.(a)	795	58,202
McKesson Corp.	6,365	907,713
MEDNAX, Inc.(a)	2,875	66,326
Molina Healthcare, Inc.(a)	2,183	268,444
National HealthCare Corp.	375	31,470
National Research Corp., Class A	477	32,279
Option Care Health, Inc.(a)	3,742	15,642
Owens & Minor, Inc.(b)	1,771	11,086
Patterson Cos., Inc.	2,670	58,767
Pennant Group Inc.(a)	813	21,463
Penumbra, Inc.(a)	1,109	194,585
PetIQ, Inc.(a)	874	26,001

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Premier, Inc., Class A(a)(b)	2,254	$78,372
Progyny, Inc.(a)(b)	584	16,235
Providence Service Corp.(a)(b)	356	23,087
Quest Diagnostics, Inc.	4,718	522,141
R1 RCM, Inc.(a)	3,484	43,550
RadNet, Inc.(a)	1,424	32,140
Select Medical Holdings Corp.(a)	4,151	94,809
Surgery Partners, Inc.(a)	732	12,349
Tenet Healthcare Corp.(a)	3,666	115,992
Tivity Health, Inc.(a)(b)	1,912	41,385
Triple-S Management Corp., Class B(a)	753	13,268
U.S. Physical Therapy, Inc.	407	47,676
UnitedHealth Group, Inc.	33,423	9,106,096
Universal Health Services, Inc., Class B	2,797	383,497

		28,420,705

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.(a)	5,814	49,884
Castlight Health, Inc., Class B(a)	3,258	4,040
Cerner Corp.	11,061	794,512
Change Healthcare, Inc.(a)	1,598	24,801
Computer Programs & Systems, Inc.	440	11,440
Evolent Health, Inc., Class A(a)	2,102	21,188
Health Catalyst, Inc.(a)	275	8,979
HealthStream, Inc.(a)	776	19,827
HMS Holdings Corp.(a)	2,981	81,441
Inovalon Holdings, Inc., Class A(a)	2,304	46,679
Inspire Medical Systems, Inc.(a)	545	40,766
Livongo Health, Inc.(a)(b)	402	9,712
NextGen Healthcare, Inc.(a)	1,626	22,536
Omnicell, Inc.(a)	1,419	115,336
OptimizeRx Corp.(a)	178	1,967
Phreesia, Inc.(a)(b)	187	5,797
Simulations Plus, Inc.	408	13,293
Tabula Rasa HealthCare, Inc.(a)(b)	778	45,178
Teladoc Health, Inc.(a)(b)	2,527	257,021
Veeva Systems, Inc., Class A(a)	4,687	687,161
Vocera Communications, Inc.(a)(b)	1,222	26,921

		2,288,479

Hotels, Restaurants & Leisure — 2.0%
Aramark	8,677	383,003
BBX Capital Corp.	1,864	7,232
Biglari Holdings, Inc., Class B(a)	20	2,170
BJ’s Restaurants, Inc.	673	26,772
Bloomin’ Brands, Inc.	3,149	65,405
Boyd Gaming Corp.	3,025	90,296
Braemar Hotels & Resorts, Inc.	837	6,679
Brinker International, Inc.	1,312	56,009
Caesars Entertainment Corp.(a)(b)	20,330	277,911
Carnival Corp.	14,156	616,211
Carrols Restaurant Group, Inc.(a)	896	4,068
Century Casinos, Inc.(a)	1,395	11,620
Cheesecake Factory, Inc.	1,393	53,491
Chipotle Mexican Grill, Inc.(a)	913	791,352
Choice Hotels International, Inc.	1,185	118,737
Churchill Downs, Inc.	1,217	175,710
Chuy’s Holdings, Inc.(a)	546	13,404
Cracker Barrel Old Country Store, Inc.	882	134,884
Darden Restaurants, Inc.	4,311	501,930
Dave & Buster’s Entertainment, Inc.	1,043	46,059
Del Taco Restaurants, Inc.(a)(b)	678	5,112
Denny’s Corp.(a)	1,915	39,200
Dine Brands Global, Inc.	553	47,143
Domino’s Pizza, Inc.	1,446	407,410

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Dunkin’ Brands Group, Inc.	2,994	$233,801
El Pollo Loco Holdings, Inc.(a)	399	5,498
Eldorado Resorts, Inc.(a)	2,294	137,135
Everi Holdings, Inc.(a)	2,001	25,013
Extended Stay America, Inc.	7,132	92,145
Fiesta Restaurant Group, Inc.(a)	813	8,073
Golden Entertainment, Inc.(a)	589	10,107
Habit Restaurants, Inc., Class A(a)	422	5,870
Hilton Grand Vacations, Inc.(a)	2,971	94,805
Hilton Worldwide Holdings, Inc.	9,783	1,054,607
Hyatt Hotels Corp., Class A	1,279	108,127
International Game Technology PLC	3,361	45,340
Jack in the Box, Inc.	982	80,279
Las Vegas Sands Corp.	12,005	784,047
Lindblad Expeditions Holdings, Inc.(a)	684	11,279
Marcus Corp.	914	26,643
Marriott International, Inc., Class A	9,706	1,359,422
Marriott Vacations Worldwide Corp.	1,509	181,442
McDonald’s Corp.	26,548	5,680,476
MGM Resorts International	17,436	541,562
Monarch Casino & Resort, Inc.(a)	228	12,239
Nathan’s Famous, Inc.	78	5,148
Noodles & Co.(a)	1,836	13,109
Norwegian Cruise Line Holdings Ltd.(a)	7,568	407,537
Papa John’s International, Inc.	742	48,067
Penn National Gaming, Inc.(a)	4,143	123,586
Planet Fitness, Inc., Class A(a)(b)	2,921	235,988
PlayAGS, Inc.(a)	1,281	13,169
Potbelly Corp.(a)	715	3,082
RCI Hospitality Holdings, Inc.	294	5,213
Red Robin Gourmet Burgers, Inc.(a)	441	14,496
Red Rock Resorts, Inc., Class A	2,802	68,677
Royal Caribbean Cruises Ltd.	6,107	715,008
Ruth’s Hospitality Group, Inc.	865	17,733
Scientific Games Corp., Class A(a)	1,788	44,414
SeaWorld Entertainment, Inc.(a)	1,800	62,028
Shake Shack, Inc., Class A(a)	1,032	69,608
Six Flags Entertainment Corp.	2,839	108,251
Starbucks Corp.	41,697	3,537,157
Texas Roadhouse, Inc.	2,307	144,187
Twin River Worldwide Holdings, Inc.	985	26,250
Vail Resorts, Inc.	1,388	325,500
Wendy’s Co.	6,902	149,566
Wingstop, Inc.(b)	1,065	98,800
Wyndham Destinations, Inc.	3,067	148,842
Wyndham Hotels & Resorts, Inc.	3,296	188,432
Wynn Resorts Ltd.	3,518	443,831
Yum China Holdings, Inc.	12,947	557,627
Yum! Brands, Inc.	10,812	1,143,585

		23,098,609

Household Durables — 0.5%
Bassett Furniture Industries, Inc.	182	2,226
Beazer Homes USA, Inc.(a)	1,012	13,915
Cavco Industries, Inc.(a)	279	62,502
Century Communities, Inc.(a)	692	20,532
D.R. Horton, Inc.	12,086	715,491
Ethan Allen Interiors, Inc.	842	13,598
Flexsteel Industries, Inc.	220	3,608
Garmin Ltd.	5,110	495,415
GoPro, Inc., Class A(a)(b)	3,401	13,400
Green Brick Partners, Inc.(a)	414	4,798
Hamilton Beach Brands Holding Co., Class A	190	3,002
Helen of Troy Ltd.(a)	906	171,279
Hooker Furniture Corp.	333	8,205

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Installed Building Products, Inc.(a)	876	$64,938
iRobot Corp.(a)(b)	976	45,921
KB Home	2,964	111,298
La-Z-Boy, Inc.	1,540	47,186
Leggett & Platt, Inc.	4,592	218,533
Lennar Corp., Class A(b)	9,045	600,226
Lennar Corp., Class B	1,295	68,000
LGI Homes, Inc.(a)(b)	762	60,762
Lifetime Brands, Inc.	464	3,141
Lovesac Co.(a)	313	3,553
M/I Homes, Inc.(a)	1,039	46,121
MDC Holdings, Inc.	1,916	80,740
Meritage Homes Corp.(a)	1,253	88,913
Mohawk Industries, Inc.(a)	2,022	266,257
NACCO Industries, Inc., Class A	95	4,478
Newell Brands, Inc.	13,440	262,483
NVR, Inc.(a)	114	435,135
PulteGroup, Inc.	9,026	403,011
Skyline Champion Corp.(a)	1,829	52,584
Sonos, Inc.(a)	2,382	32,681
Taylor Morrison Home Corp., Class A(a)	3,571	92,418
Tempur Sealy International, Inc.(a)	1,587	145,401
Toll Brothers, Inc.	4,605	204,278
TopBuild Corp.(a)	1,232	141,076
TRI Pointe Group, Inc.(a)	5,257	85,479
Tupperware Brands Corp.	1,723	10,786
Universal Electronics, Inc.(a)	483	23,923
Whirlpool Corp.	2,214	323,620
William Lyon Homes, Class A(a)	973	22,564
ZAGG, Inc.(a)(b)	1,068	8,074

		5,481,551

Household Products — 1.4%
Central Garden & Pet Co.(a)	682	21,967
Central Garden & Pet Co., Class A(a)	1,246	37,330
Church & Dwight Co., Inc.	8,686	644,675
Clorox Co.	4,485	705,535
Colgate-Palmolive Co.	29,567	2,181,453
Energizer Holdings, Inc.	2,281	105,519
Kimberly-Clark Corp.	12,020	1,721,745
Oil-Dri Corp. of America	141	4,991
Procter & Gamble Co.	87,404	10,892,287
Spectrum Brands Holdings, Inc.	1,506	92,484
WD-40 Co.	520	97,146

		16,505,132

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	23,608	468,855
Atlantic Power Corp.(a)(b)	4,381	10,471
Clearway Energy, Inc., Class A	2,467	51,042
Clearway Energy, Inc., Class C	1,568	33,194
NRG Energy, Inc.	9,027	333,006
Ormat Technologies, Inc.	1,329	105,336
Pattern Energy Group, Inc., Class A	3,376	90,848
TerraForm Power, Inc., Class A	2,253	40,757
Vistra Energy Corp.	14,917	335,931
Vivint Solar, Inc.(a)	1,711	13,962

		1,483,402

Industrial Conglomerates — 1.2%
3M Co.	19,770	3,136,708
BWX Technologies, Inc.	3,175	201,898
Carlisle Cos., Inc.	1,990	310,898
General Electric Co.	306,305	3,813,497
Honeywell International, Inc.	25,632	4,439,975
Raven Industries, Inc.	1,286	40,329

Security	Shares	Value

Industrial Conglomerates (continued)
Roper Technologies, Inc.	3,595	$1,372,068
Seaboard Corp.	8	30,845
Standex International Corp.	383	27,993

		13,374,211

Insurance — 2.5%
Aflac, Inc.	25,552	1,317,717
Alleghany Corp.(a)	499	398,032
Allstate Corp.	11,359	1,346,496
Ambac Financial Group, Inc.(a)	1,699	36,410
American Equity Investment Life Holding Co.	2,793	73,763
American Financial Group, Inc.	2,559	278,394
American International Group, Inc.	30,955	1,555,798
American National Insurance Co.	327	36,022
AMERISAFE, Inc.	360	24,631
Aon PLC	8,268	1,821,027
Arch Capital Group Ltd.(a)	13,875	612,720
Argo Group International Holdings Ltd.	1,168	76,621
Arthur J Gallagher & Co.	6,512	667,936
Assurant, Inc.	2,118	276,526
Assured Guaranty Ltd.	3,485	159,752
Athene Holding Ltd., Class A(a)	5,208	226,860
Axis Capital Holdings Ltd.	2,931	188,317
Brighthouse Financial, Inc.(a)	4,012	156,067
Brown & Brown, Inc.	8,267	371,188
BRP Group, Inc., Class A(a)	869	13,105
Chubb Ltd.	15,908	2,417,857
Cincinnati Financial Corp.	5,343	560,748
Citizens, Inc.(a)	1,392	8,436
CNA Financial Corp.	981	43,782
CNO Financial Group, Inc.	6,029	106,050
eHealth, Inc.(a)	759	79,816
Employers Holdings, Inc.	849	36,210
Enstar Group Ltd.(a)	414	80,850
Erie Indemnity Co., Class A	854	142,191
Everest Re Group Ltd.	1,418	392,176
FBL Financial Group, Inc., Class A	309	16,618
FedNat Holding Co.	339	5,265
Fidelity National Financial, Inc.	9,070	442,162
First American Financial Corp.	3,822	236,888
Genworth Financial, Inc., Class A(a)	17,722	72,660
Global Indemnity Ltd.	223	7,031
Globe Life, Inc.	3,747	390,662
Goosehead Insurance, Inc., Class A(b)	331	17,272
Greenlight Capital Re Ltd., Class A(a)	1,310	12,196
Hallmark Financial Services, Inc.(a)	138	2,374
Hanover Insurance Group, Inc.	1,382	191,518
Hartford Financial Services Group, Inc.	12,198	723,097
HCI Group, Inc.	211	9,341
Health Insurance Innovations, Inc., Class A(a)(b)	348	7,997
Heritage Insurance Holdings, Inc.	585	7,055
Hilltop Holdings, Inc.	2,641	59,792
Horace Mann Educators Corp.	1,105	47,526
Independence Holding Co.	268	10,851
Investors Title Co.	51	8,048
James River Group Holdings Ltd.	854	36,671
Kemper Corp.	2,219	165,138
Kinsale Capital Group, Inc.	804	91,833
Lincoln National Corp.	7,185	391,439
Loews Corp.	9,189	472,774
Markel Corp.(a)	488	572,409
Marsh & McLennan Cos., Inc.	17,929	2,005,538
MBIA, Inc.(a)	2,769	25,087
Mercury General Corp.	1,102	54,097
MetLife, Inc.	27,348	1,359,469

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
National General Holdings Corp.	2,407	$52,400
National Western Life Group, Inc., Class A	82	21,812
Old Republic International Corp.	10,094	227,620
Palomar Holdings, Inc.(a)	392	20,952
Primerica, Inc.	1,460	173,098
Principal Financial Group, Inc.	9,678	512,450
ProAssurance Corp.	1,892	57,460
Progressive Corp.	20,745	1,673,914
Protective Insurance Corp., Class B	404	6,298
Prudential Financial, Inc.	14,443	1,315,180
Reinsurance Group of America, Inc.	2,192	315,758
RenaissanceRe Holdings Ltd.	1,556	294,769
RLI Corp.	1,370	127,424
Safety Insurance Group, Inc.	657	60,497
Selective Insurance Group, Inc.	2,100	139,125
State Auto Financial Corp.	431	12,977
Stewart Information Services Corp.	801	33,442
Third Point Reinsurance Ltd.(a)	2,568	27,965
Travelers Cos., Inc.	9,076	1,194,583
Trupanion, Inc.(a)(b)	842	26,877
United Fire Group, Inc.	693	30,672
United Insurance Holdings Corp.	649	6,581
Universal Insurance Holdings, Inc.	1,090	26,531
Unum Group	7,472	199,428
W.R. Berkley Corp.	5,014	368,679
Watford Holdings Ltd.(a)	484	10,575
White Mountains Insurance Group Ltd.(b)	123	137,418
Willis Towers Watson PLC	4,577	967,074

		28,989,865

Interactive Media & Services — 4.4%
Alphabet, Inc., Class A(a)	10,596	15,181,737
Alphabet, Inc., Class C(a)	10,612	15,220,049
Care.com, Inc.(a)	577	8,638
Cargurus, Inc.(a)(b)	2,483	88,519
Cars.com, Inc.(a)	2,829	33,014
ComScore, Inc.(a)(b)	2,806	11,084
DHI Group, Inc.(a)	2,727	7,636
Eventbrite, Inc., Class A(a)	1,434	30,329
EverQuote, Inc., Class A(a)	391	14,346
Facebook, Inc., Class A(a)	84,583	17,078,154
IAC/InterActiveCorp.(a)	2,611	636,013
Match Group, Inc.(a)(b)	1,897	148,383
Meet Group, Inc.(a)	2,551	13,597
QuinStreet, Inc.(a)	1,844	23,889
TrueCar, Inc.(a)	2,993	11,074
Twitter, Inc.(a)	26,699	867,183
Yelp, Inc.(a)	2,466	80,392
Zillow Group, Inc., Class A(a)(b)	1,771	81,820
Zillow Group, Inc., Class C(a)(b)	4,592	212,196

		49,748,053

Internet & Direct Marketing Retail — 3.0%
1-800-Flowers.com, Inc., Class A(a)	740	11,240
Amazon.com, Inc.(a)	14,639	29,405,652
Booking Holdings, Inc.(a)	1,478	2,705,553
Duluth Holdings, Inc., Class B(a)	128	1,082
eBay, Inc.	27,144	910,953
Etsy, Inc.(a)	4,035	196,948
Expedia Group, Inc.	4,886	529,887
Gaia, Inc.(a)(b)	430	3,638
Groupon, Inc.(a)	16,411	47,264
GrubHub, Inc.(a)	3,249	175,933
Lands’ End, Inc.(a)(b)	215	2,505
Liberty TripAdvisor Holdings, Inc., Series A(a)	2,921	17,205

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Liquidity Services, Inc.(a)	954	$5,075
Overstock.com, Inc.(a)(b)	692	5,619
PetMed Express, Inc.	619	15,605
Quotient Technology, Inc.(a)	2,789	28,085
Qurate Retail, Inc., Series A(a)(b)	13,643	116,375
RealReal, Inc.(a)	391	5,658
Rubicon Project, Inc.(a)	1,173	10,979
Shutterstock, Inc.(a)	702	30,418
Stamps.com, Inc.(a)	603	44,917
Stitch Fix, Inc., Class A(a)(b)	1,570	35,953
TripAdvisor, Inc.	3,844	105,018
Waitr Holdings, Inc.(a)	3,793	1,304
Wayfair, Inc., Class A(a)(b)	2,238	209,700

		34,622,566

IT Services — 5.3%
Accenture PLC, Class A	22,515	4,620,303
Akamai Technologies, Inc.(a)	5,509	514,265
Alliance Data Systems Corp.	1,418	145,756
Amdocs Ltd.	4,808	345,936
Automatic Data Processing, Inc.	15,327	2,626,895
Black Knight, Inc.(a)	5,149	344,571
Booz Allen Hamilton Holding Corp.	4,711	367,646
Brightcove, Inc.(a)(b)	2,245	19,442
Broadridge Financial Solutions, Inc.	3,991	475,528
CACI International, Inc., Class A(a)	871	232,940
Cardtronics PLC, Class A(a)	1,379	62,055
Cass Information Systems, Inc.	434	23,445
Cognizant Technology Solutions Corp., Class A	19,629	1,204,828
Conduent, Inc.(a)	7,311	31,291
CoreLogic, Inc.	2,847	132,386
CSG Systems International, Inc.	1,261	62,823
DXC Technology Co.	9,257	295,113
Endurance International Group Holdings, Inc.(a)	2,163	10,209
EPAM Systems, Inc.(a)	1,835	418,637
Euronet Worldwide, Inc.(a)	1,770	279,023
EVERTEC, Inc.	2,309	77,513
Evo Payments, Inc., Class A(a)	1,354	37,519
Exela Technologies, Inc.(a)(b)	1,789	672
ExlService Holdings, Inc.(a)	1,373	100,380
Fidelity National Information Services, Inc.	21,479	3,085,673
Fiserv, Inc.(a)	19,997	2,371,844
FleetCor Technologies, Inc.(a)	2,992	943,168
Gartner, Inc.(a)	3,101	498,579
Genpact Ltd.	6,746	298,645
Global Payments, Inc.	10,483	2,048,902
GoDaddy, Inc., Class A(a)	6,065	407,629
GTT Communications, Inc.(a)(b)	540	6,399
Hackett Group, Inc.	467	7,217
International Business Machines Corp.	31,331	4,503,205
Jack Henry & Associates, Inc.	2,642	395,085
Leidos Holdings, Inc.	4,753	477,534
Limelight Networks, Inc.(a)(b)	3,256	16,247
LiveRamp Holdings, Inc.(a)	2,441	98,226
ManTech International Corp., Class A	914	73,376
Mastercard, Inc., Class A	31,318	9,894,609
MAXIMUS, Inc.	2,266	162,585
MongoDB, Inc.(a)(b)	1,423	233,244
NIC, Inc.	2,423	47,806
Okta, Inc.(a)	3,703	474,169
Paychex, Inc.	11,176	958,566
PayPal Holdings, Inc.(a)(b)	41,544	4,731,446
Paysign, Inc.(a)(b)	723	6,319
Perficient, Inc.(a)(b)	1,016	50,495
Perspecta, Inc.	5,049	141,725

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Sabre Corp.	9,386	$202,174
Science Applications International Corp.	2,022	177,471
Square, Inc., Class A(a)	12,223	912,936
Switch, Inc., Class A	2,252	36,032
Teradata Corp.(a)	4,094	99,648
TTEC Holdings, Inc.	464	18,430
Tucows, Inc., Class A(a)	300	18,075
Twilio, Inc., Class A(a)	4,340	539,636
Unisys Corp.(a)	1,429	13,876
VeriSign, Inc.(a)	3,642	758,046
Verra Mobility Corp.(a)	4,831	76,958
Virtusa Corp.(a)	919	38,267
Visa, Inc., Class A	61,031	12,143,338
Western Union Co.	14,571	391,960
WEX, Inc.(a)	1,529	331,671

		60,120,387

Leisure Products — 0.1%
Brunswick Corp.	2,991	187,984
Callaway Golf Co.	3,112	66,659
Clarus Corp.(b)	459	6,066
Escalade, Inc.	1,205	10,604
Hasbro, Inc.	4,383	446,496
Johnson Outdoors, Inc., Class A	138	10,847
Malibu Boats, Inc., Class A(a)	690	30,215
MasterCraft Boat Holdings, Inc.(a)	515	9,049
Mattel, Inc.(a)	12,324	180,300
Polaris, Inc.	2,017	185,241
Sturm Ruger & Co., Inc.	522	25,849
Vista Outdoor, Inc.(a)	1,513	11,242
YETI Holdings, Inc.(a)	1,594	57,958

		1,228,510

Life Sciences Tools & Services — 1.0%
Accelerate Diagnostics, Inc.(a)(b)	1,051	17,657
Adaptive Biotechnologies Corp.(a)(b)	736	22,010
Agilent Technologies, Inc.	11,040	911,462
Avantor, Inc.(a)	11,299	208,693
Bio-Rad Laboratories, Inc., Class A(a)	746	269,246
Bio-Techne Corp.	1,369	287,449
Bruker Corp.	3,662	181,159
Charles River Laboratories International, Inc.(a)	1,747	270,051
Enzo Biochem, Inc.(a)	451	1,132
Fluidigm Corp.(a)	1,669	6,409
Illumina, Inc.(a)	5,243	1,520,837
IQVIA Holdings, Inc.(a)	6,235	967,984
Luminex Corp.	1,250	28,356
Medpace Holdings, Inc.(a)	955	81,700
Mettler-Toledo International, Inc.(a)(b)	846	640,574
NanoString Technologies, Inc.(a)	1,383	37,576
NeoGenomics, Inc.(a)(b)	3,332	107,390
Pacific Biosciences of California, Inc.(a)	5,309	24,793
PerkinElmer, Inc.	3,945	364,834
PRA Health Sciences, Inc.(a)(b)	2,251	228,049
QIAGEN NV(a)	7,932	267,943
Quanterix Corp.(a)	647	17,540
Repligen Corp.(a)	1,796	180,301
Syneos Health, Inc.(a)	2,287	140,330
Thermo Fisher Scientific, Inc.	14,177	4,440,095
Waters Corp.(a)	2,254	504,423

		11,727,993

Machinery — 1.8%
AGCO Corp.	2,286	160,340
Alamo Group, Inc.	335	41,728
Albany International Corp., Class A	1,186	82,747

Security	Shares	Value

Machinery (continued)
Allison Transmission Holdings, Inc.	3,735	$165,087
Altra Industrial Motion Corp.	2,128	70,777
Astec Industries, Inc.(b)	811	33,446
Barnes Group, Inc.	1,726	109,031
Blue Bird Corp.(a)	429	8,464
Briggs & Stratton Corp.	1,230	4,514
Caterpillar, Inc.	18,899	2,482,384
Chart Industries, Inc.(a)	1,186	75,880
CIRCOR International, Inc.(a)	747	31,023
Colfax Corp.(a)	3,338	117,364
Columbus McKinnon Corp.	771	26,977
Commercial Vehicle Group, Inc.(a)	1,214	6,058
Crane Co.	1,824	155,879
Cummins, Inc.	5,203	832,324
Deere & Co.	11,101	1,760,397
DMC Global, Inc.	502	20,999
Donaldson Co., Inc.	4,389	227,570
Douglas Dynamics, Inc.	741	38,851
Dover Corp.	5,018	571,299
Energy Recovery, Inc.(a)(b)	703	7,178
Enerpac Tool Group Corp.	1,778	41,090
EnPro Industries, Inc.	672	39,272
ESCO Technologies, Inc.	887	85,117
Evoqua Water Technologies Corp.(a)	2,386	47,648
Federal Signal Corp.	2,030	65,285
Flowserve Corp.	4,659	217,482
Fortive Corp.	10,564	791,560
Gardner Denver Holdings, Inc.(a)(b)	4,597	162,320
Gates Industrial Corp. PLC(a)(b)	1,204	15,014
Gencor Industries, Inc.(a)	1,081	12,118
Gorman-Rupp Co.	505	18,640
Graco, Inc.	5,959	316,721
Graham Corp.	286	5,228
Greenbrier Cos., Inc.	953	22,958
Helios Technologies, Inc.	1,047	44,518
Hillenbrand, Inc.	2,582	74,955
Hurco Cos., Inc.	172	5,384
Hyster-Yale Materials Handling, Inc.	411	22,190
IDEX Corp.	2,640	432,564
Illinois Tool Works, Inc.	11,370	1,989,523
Ingersoll-Rand PLC	8,431	1,123,262
ITT, Inc.	3,142	210,765
John Bean Technologies Corp.	1,076	121,577
Kadant, Inc.	395	42,107
Kennametal, Inc.	3,094	96,811
LB Foster Co., Class A(a)	354	6,004
Lincoln Electric Holdings, Inc.	2,112	188,348
Lindsay Corp.	413	41,312
Luxfer Holdings PLC	874	13,940
Lydall, Inc.(a)	520	10,629
Manitowoc Co., Inc.(a)	1,232	17,802
Meritor, Inc.(a)	2,656	58,193
Middleby Corp.(a)	1,965	220,394
Miller Industries, Inc.	363	12,491
Mueller Industries, Inc.	2,284	66,624
Mueller Water Products, Inc., Class A	6,381	74,339
Navistar International Corp.(a)	1,737	63,609
NN, Inc.	2,043	17,631
Nordson Corp.	2,038	344,137
Omega Flex, Inc.	130	13,702
Oshkosh Corp.	2,452	210,970
PACCAR, Inc.	11,921	884,657
Parker-Hannifin Corp.	4,475	875,713
Pentair PLC	5,980	256,721

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Proto Labs, Inc.(a)	930	$96,255
RBC Bearings, Inc.(a)(b)	888	138,093
REV Group, Inc.	1,078	10,780
Rexnord Corp.(a)	4,196	136,999
Snap-on, Inc.	1,889	301,541
SPX Corp.(a)	1,439	70,612
SPX FLOW, Inc.(a)	1,390	60,799
Stanley Black & Decker, Inc.	5,429	865,003
Tennant Co.	616	47,568
Terex Corp.	2,288	58,001
Timken Co.	2,478	130,169
Titan International, Inc.	1,283	3,669
Toro Co.	3,766	301,355
TriMas Corp.(a)	1,521	43,698
Trinity Industries, Inc.	3,944	80,182
Twin Disc, Inc.(a)	353	3,442
Valmont Industries, Inc.	720	102,283
Wabash National Corp.	1,971	22,864
WABCO Holdings, Inc.(a)	1,808	245,255
Watts Water Technologies, Inc., Class A	1,043	103,998
Welbilt, Inc.(a)	4,491	67,769
Westinghouse Air Brake Technologies Corp.	6,407	473,221
Woodward, Inc.	1,952	227,037
Xylem, Inc.	6,246	510,048

		20,512,283

Marine — 0.0%
Costamare, Inc.	1,248	9,897
Eagle Bulk Shipping, Inc.(a)(b)	1,522	4,947
Genco Shipping & Trading Ltd.	1,092	8,594
Kirby Corp.(a)	2,118	155,228
Matson, Inc.	1,548	55,743
Safe Bulkers, Inc.(a)	2,358	3,065
Scorpio Bulkers, Inc.	1,346	4,940

		242,414

Media — 2.3%
Altice USA, Inc., Class A(a)	10,631	290,864
AMC Networks, Inc., Class A(a)(b)	1,603	58,654
Cable One, Inc.	156	265,829
Cardlytics, Inc.(a)(b)	402	33,736
Central European Media Enterprises Ltd., Class A(a)	2,333	10,429
Charter Communications, Inc., Class A(a)	5,438	2,813,947
Cinemark Holdings, Inc.	3,733	117,627
Clear Channel Outdoor Holdings, Inc.(a)	713	1,947
Comcast Corp., Class A	159,142	6,873,343
Cumulus Media, Inc., Class A(a)	108	1,512
Daily Journal Corp.(a)	60	16,500
Discovery, Inc., Class A(a)(b)	5,778	169,064
Discovery, Inc., Class C(a)	12,023	333,879
DISH Network Corp., Class A(a)(b)	9,054	332,825
Emerald Expositions Events, Inc.	736	7,676
Entercom Communications Corp., Class A	3,599	14,288
Entravision Communications Corp., Class A	1,689	3,750
Eros International PLC(a)(b)	1,249	3,010
EW Scripps Co., Class A	1,830	22,216
Fluent, Inc.(a)(b)	1,571	4,257
Fox Corp., Class A	12,504	463,648
Fox Corp., Class B(a)	5,912	214,783
Gannett Co., Inc.	4,135	25,265
GCI Liberty, Inc., Class A(a)	3,574	261,545
Gray Television, Inc.(a)	3,459	70,149
IMAX Corp.(a)	2,341	38,720
Interpublic Group of Cos., Inc.	13,730	311,671
John Wiley & Sons, Inc., Class A	1,563	68,178

Security	Shares	Value

Media (continued)
Liberty Broadband Corp., Class A(a)	1,068	$140,538
Liberty Broadband Corp., Class C(a)	3,560	473,231
Liberty Latin America Ltd., Class A(a)	2,374	39,598
Liberty Latin America Ltd., Class C(a)(b)	3,518	59,278
Liberty Media Corp. — Liberty Formula One, Class A(a)	581	25,884
Liberty Media Corp. — Liberty Formula One, Class C(a)	7,290	341,099
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	3,023	146,827
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	5,509	270,051
Liberty Media Corp.-Liberty Braves, Class A(a)	602	17,609
Liberty Media Corp.-Liberty Braves, Class C(a)	1,290	37,604
Lions Gate Entertainment Corp., Class A(a)	3,127	31,051
Lions Gate Entertainment Corp., Class B(a)	2,474	23,082
LiveXLive Media, Inc.(a)(b)	943	1,320
Madison Square Garden Co., Class A(a)	663	196,374
MDC Partners, Inc., Class A(a)	2,553	5,795
Meredith Corp.	1,332	40,027
MSG Networks, Inc., Class A(a)(b)	1,788	27,195
National CineMedia, Inc.	2,288	16,885
New York Times Co., Class A	5,778	184,954
News Corp., Class A	12,686	172,783
News Corp., Class B	5,383	75,201
Nexstar Media Group, Inc., Class A	1,569	190,084
Omnicom Group, Inc.	7,519	566,256
Reading International, Inc., Class A(a)(b)	655	6,681
Scholastic Corp.	975	32,126
Sinclair Broadcast Group, Inc., Class A	2,243	67,111
Sirius XM Holdings, Inc.(b)	49,128	347,335
TechTarget, Inc.(a)	999	25,365
TEGNA, Inc.	7,946	134,287
TiVo Corp.	5,206	37,900
Tribune Publishing Co.	502	6,305
ViacomCBS, Inc., Class A Class A	277	10,520
ViacomCBS, Inc., Class B	19,005	648,641
Walt Disney Co.	61,742	8,539,536
WideOpenWest, Inc.(a)	921	6,217

		25,774,062

Metals & Mining — 0.4%
AK Steel Holding Corp.(a)	10,476	28,914
Alcoa Corp.(a)	6,494	90,591
Allegheny Technologies, Inc.(a)	4,571	78,850
Carpenter Technology Corp.	1,574	62,551
Century Aluminum Co.(a)(b)	1,825	9,654
Cleveland-Cliffs, Inc.(b)	9,822	68,950
Coeur Mining, Inc.(a)(b)	7,791	46,980
Commercial Metals Co.	4,356	89,516
Compass Minerals International, Inc.	1,187	68,715
Ferroglobe PLC(c)	844	—
Freeport-McMoRan, Inc.	51,479	571,417
Gold Resource Corp.(b)	1,386	7,623
Haynes International, Inc.	363	9,732
Hecla Mining Co.(b)	17,962	54,425
Kaiser Aluminum Corp.	636	63,695
Materion Corp.	691	37,521
Newmont Corp.	28,819	1,298,584
Novagold Resources, Inc.(a)	8,391	76,526
Nucor Corp.	10,446	496,081
Olympic Steel, Inc.	97	1,426
Reliance Steel & Aluminum Co.	2,212	253,938
Royal Gold, Inc.	2,291	264,198
Ryerson Holding Corp.(a)	148	1,517
Schnitzer Steel Industries, Inc., Class A	861	13,845
Southern Copper Corp.	3,004	113,191
Steel Dynamics, Inc.	7,496	223,980
SunCoke Energy, Inc.	1,917	11,272

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Synalloy Corp.(a)	355	$4,555
TimkenSteel Corp.(a)	1,376	8,779
U.S. Silica Holdings, Inc.	2,589	13,307
United States Steel Corp.(b)	6,540	59,318
Warrior Met Coal, Inc.	1,665	31,402
Worthington Industries, Inc.	1,445	53,147

		4,214,200

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	900	14,265
AGNC Investment Corp.	19,042	353,991
Annaly Capital Management, Inc.	51,835	505,910
Colony Credit Real Estate, Inc.	2,738	34,088
Drive Shack, Inc.(a)	4,091	15,464
Dynex Capital, Inc.	695	12,385
Ellington Financial, Inc.	1,920	35,078
Exantas Capital Corp.	848	10,244
Front Yard Residential Corp.	2,051	22,007
Granite Point Mortgage Trust, Inc.	1,933	35,355
Great Ajax Corp.	321	4,844
Invesco Mortgage Capital, Inc.	6,346	110,991
KKR Real Estate Finance Trust, Inc.	1,975	41,574
Ready Capital Corp.	1,290	21,053
TPG RE Finance Trust, Inc.	1,767	36,170
Two Harbors Investment Corp.	9,340	142,528
Western Asset Mortgage Capital Corp.	1,131	12,000

		1,407,947

Multi-Utilities — 1.0%
Ameren Corp.	8,704	714,163
Avista Corp.	2,379	120,972
Black Hills Corp.	2,094	173,865
CenterPoint Energy, Inc.	17,722	469,279
CMS Energy Corp.	9,710	665,232
Consolidated Edison, Inc.	11,780	1,107,320
Dominion Energy, Inc.	28,992	2,486,064
DTE Energy Co.	6,437	853,611
MDU Resources Group, Inc.	6,866	203,302
NiSource, Inc.	13,097	383,873
NorthWestern Corp.	1,857	142,933
Public Service Enterprise Group, Inc.	17,930	1,061,456
Sempra Energy	9,934	1,595,798
WEC Energy Group, Inc.	11,180	1,116,770

		11,094,638

Multiline Retail — 0.4%
Big Lots, Inc.	1,393	37,695
Dillard’s, Inc., Class A(b)	348	21,130
Dollar General Corp.	9,168	1,406,463
Dollar Tree, Inc.(a)	8,377	729,385
JC Penney Co., Inc.(a)(b)	11,059	8,239
Kohl’s Corp.	5,755	246,026
Macy’s, Inc.	10,824	172,643
Nordstrom, Inc.	3,837	141,432
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,850	98,124
Target Corp.	17,619	1,951,128

		4,812,265

Oil, Gas & Consumable Fuels — 3.2%
Abraxas Petroleum Corp.(a)	5,435	1,245
Amplify Energy Corp.	929	5,007
Amyris, Inc.(a)(b)	3,044	7,793
Antero Midstream Corp.	8,634	43,515
Antero Resources Corp.(a)(b)	10,080	18,648
Apache Corp.	13,214	362,592
Arch Coal, Inc., Class A	592	30,506

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Ardmore Shipping Corp.(a)	703	$4,323
Berry Petroleum Corp.	2,607	17,858
Bonanza Creek Energy, Inc.(a)	672	12,224
Brigham Minerals, Inc., Class A	617	10,495
Cabot Oil & Gas Corp.	14,518	204,559
California Resources Corp.(a)(b)	1,695	12,441
Callon Petroleum Co.(a)	14,762	44,286
Centennial Resource Development, Inc., Class A(a)(b)	6,970	22,722
Cheniere Energy, Inc.(a)	8,297	491,514
Chesapeake Energy Corp.(a)(b)	50,918	26,060
Chevron Corp.	67,850	7,269,449
Cimarex Energy Co.	3,621	158,926
Clean Energy Fuels Corp.(a)	4,949	11,383
CNX Resources Corp.(a)	6,831	49,388
Concho Resources, Inc.	7,088	537,129
ConocoPhillips	38,721	2,301,189
CONSOL Energy, Inc.(a)	881	7,163
Continental Resources, Inc.	3,232	87,975
Contura Energy, Inc.(a)(b)	930	5,385
CVR Energy, Inc.	1,053	36,444
Delek US Holdings, Inc.	2,513	69,007
Denbury Resources, Inc.(a)	18,412	18,136
Devon Energy Corp.	13,643	296,326
DHT Holdings, Inc.	3,294	18,545
Diamond S Shipping, Inc.(a)	479	5,307
Diamondback Energy, Inc.	5,629	418,798
Dorian LPG Ltd.(a)	1,250	16,400
Energy Fuels, Inc.(a)(b)	4,782	6,790
EOG Resources, Inc.	20,517	1,495,894
EQT Corp.	9,243	55,920
Equitrans Midstream Corp.	7,627	73,753
Evolution Petroleum Corp.	1,161	5,851
Extraction Oil & Gas, Inc.(a)(b)	3,544	5,032
Exxon Mobil Corp.	149,646	9,296,010
Falcon Minerals Corp.	1,711	9,411
GasLog Ltd.	1,281	8,301
Golar LNG Ltd.	3,854	37,076
Goodrich Petroleum Corp.(a)(b)	829	5,563
Green Plains, Inc.	1,196	14,914
Gulfport Energy Corp.(a)(b)	5,379	8,337
Hess Corp.	9,557	540,640
HighPoint Resources Corp.(a)	3,389	3,931
HollyFrontier Corp.	5,186	232,955
International Seaways, Inc.(a)	846	18,832
Kinder Morgan, Inc.	68,604	1,431,766
Kosmos Energy Ltd.	13,128	67,084
Laredo Petroleum, Inc.(a)(b)	4,661	8,017
Magnolia Oil & Gas Corp., Class A(a)(b)	3,654	38,440
Marathon Oil Corp.	28,692	326,228
Marathon Petroleum Corp.	22,650	1,234,425
Matador Resources Co.(a)	4,298	63,052
Montage Resources Corp.(a)	38	139
Murphy Oil Corp.	5,383	112,828
Noble Energy, Inc.	17,094	337,948
Nordic American Tankers Ltd.	4,938	16,690
Northern Oil and Gas, Inc.(a)	8,860	14,708
Oasis Petroleum, Inc.(a)(b)	11,330	25,493
Occidental Petroleum Corp.	31,476	1,250,227
ONEOK, Inc.	14,420	1,079,625
Overseas Shipholding Group, Inc., Class A(a)	2,632	4,685
Panhandle Oil and Gas, Inc., Class A	196	1,417
Par Pacific Holdings, Inc.(a)	1,459	29,355
Parsley Energy, Inc., Class A	10,780	179,379
PBF Energy, Inc., Class A	4,171	113,868

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.(a)	3,305	$71,355
Peabody Energy Corp.	2,502	16,914
Penn Virginia Corp.(a)	390	8,334
Phillips 66	15,806	1,444,194
Pioneer Natural Resources Co.	5,801	783,135
QEP Resources, Inc.	7,567	23,987
Range Resources Corp.	6,720	20,160
Renewable Energy Group, Inc.(a)	1,207	31,720
REX American Resources Corp.(a)(b)	221	16,652
Ring Energy, Inc.(a)	2,128	4,596
SandRidge Energy, Inc.(a)	1,012	2,581
Scorpio Tankers, Inc.	1,466	34,216
SFL Corp. Ltd.	3,785	50,113
SilverBow Resources, Inc.(a)(b)	446	2,373
SM Energy Co.	3,522	32,332
Southwestern Energy Co.(a)(b)	18,324	28,769
Talos Energy, Inc.(a)	673	14,766
Targa Resources Corp.	8,069	294,519
Teekay Corp.	2,111	7,515
Teekay Tankers Ltd., Class A(a)	774	12,608
Tellurian, Inc.(a)(b)	3,575	25,097
Uranium Energy Corp.(a)(b)	5,795	4,809
Valero Energy Corp.	14,410	1,214,907
W&T Offshore, Inc.(a)(b)	2,856	11,824
Whiting Petroleum Corp.(a)(b)	3,508	15,926
Williams Cos., Inc.	42,845	886,463
World Fuel Services Corp.	2,370	92,714
WPX Energy, Inc.(a)	14,780	176,621

		36,106,522

Paper & Forest Products — 0.0%
Boise Cascade Co.	1,353	48,979
Clearwater Paper Corp.(a)	635	17,907
Domtar Corp.	2,027	70,580
Louisiana-Pacific Corp.	4,214	129,285
Neenah, Inc.	540	35,986
PH Glatfelter Co.	1,299	21,693
Schweitzer-Mauduit International, Inc.	1,205	42,211
Verso Corp., Class A(a)	1,086	18,299

		384,940

Personal Products — 0.2%
BellRing Brands, Inc., Class A(a)	1,574	34,061
Coty, Inc., Class A	10,271	105,380
Edgewell Personal Care Co.(a)	1,802	46,528
elf Beauty, Inc.(a)	1,016	15,931
Estee Lauder Cos., Inc., Class A	7,675	1,497,853
Herbalife Nutrition Ltd.(a)	3,610	140,248
Inter Parfums, Inc.	578	39,946
Lifevantage Corp.(a)	732	11,990
Medifast, Inc.	347	33,531
Nature’s Sunshine Products, Inc.(a)	255	2,438
Nu Skin Enterprises, Inc., Class A	1,980	64,528
Revlon, Inc., Class A(a)(b)	260	5,556
USANA Health Sciences, Inc.(a)	423	26,099

		2,024,089

Pharmaceuticals — 4.0%
AcelRx Pharmaceuticals, Inc.(a)(b)	3,530	6,001
Aclaris Therapeutics, Inc.(a)	795	986
Aerie Pharmaceuticals, Inc.(a)(b)	1,684	34,488
Akorn, Inc.(a)	3,178	4,862
Allergan PLC	11,587	2,162,598
Amneal Pharmaceuticals, Inc.(a)	5,098	22,890
Amphastar Pharmaceuticals, Inc.(a)	1,216	22,995
ANI Pharmaceuticals, Inc.(a)	309	19,158

Security	Shares	Value

Pharmaceuticals (continued)
Arvinas Holding Co. LLC(a)	643	$31,160
Assembly Biosciences, Inc.(a)	689	12,099
Assertio Therapeutics, Inc.(a)	2,355	2,520
Axsome Therapeutics, Inc.(a)(b)	834	72,408
BioDelivery Sciences International, Inc.(a)	3,852	20,223
Bristol-Myers Squibb Co.	82,767	5,210,183
Cara Therapeutics, Inc.(a)	1,585	25,519
Catalent, Inc.(a)	5,242	320,286
Collegium Pharmaceutical, Inc.(a)(b)	934	18,787
Corcept Therapeutics, Inc.(a)	2,880	36,490
Corium International, Inc.(b)(c)	973	175
CorMedix, Inc.(a)(b)	1,458	9,258
Cymabay Therapeutics, Inc.(a)	1,820	2,803
Dermira, Inc.(a)(b)	1,281	24,275
Elanco Animal Health, Inc.(a)(b)	13,308	411,217
Eli Lilly & Co.	30,097	4,202,745
Eloxx Pharmaceuticals, Inc.(a)(b)	661	2,532
Endo International PLC(a)	7,190	40,767
Evolus, Inc.(a)(b)	275	2,813
Heska Corp.(a)	201	20,138
Horizon Therapeutics PLC(a)	6,713	231,531
Innoviva, Inc.(a)(b)	2,582	35,645
Intersect ENT, Inc.(a)	830	21,447
Intra-Cellular Therapies, Inc.(a)	1,512	34,307
Jazz Pharmaceuticals PLC(a)	1,976	283,260
Johnson & Johnson	93,991	13,992,440
Kala Pharmaceuticals, Inc.(a)(b)	2,463	14,680
Lannett Co., Inc.(a)	1,056	8,596
Mallinckrodt PLC(a)(b)	3,436	15,771
Marinus Pharmaceuticals, Inc.(a)	1,291	2,621
Merck & Co., Inc.	90,041	7,693,103
Mylan NV(a)	18,512	396,527
MyoKardia, Inc.(a)	1,608	109,392
Nektar Therapeutics(a)(b)	5,742	114,208
NGM Biopharmaceuticals, Inc.(a)(b)	662	10,705
Odonate Therapeutics, Inc.(a)	353	10,308
Omeros Corp.(a)(b)	1,445	18,438
Optinose, Inc.(a)	514	4,025
Pacira BioSciences, Inc.(a)	1,569	67,812
Paratek Pharmaceuticals, Inc.(a)(b)	915	3,074
Perrigo Co. PLC	4,485	255,824
Pfizer, Inc.	196,867	7,331,327
Phathom Pharmaceuticals, Inc.(a)(b)	560	18,687
Phibro Animal Health Corp., Class A	619	14,683
Prestige Consumer Healthcare, Inc.(a)	1,713	69,479
Reata Pharmaceuticals, Inc., Class A(a)	798	174,594
Revance Therapeutics, Inc.(a)(b)	1,413	31,609
SIGA Technologies, Inc.(a)	1,580	8,137
Supernus Pharmaceuticals, Inc.(a)(b)	1,606	36,729
TherapeuticsMD, Inc.(a)(b)	7,503	16,882
Theravance Biopharma, Inc.(a)(b)	1,792	49,961
Tricida, Inc.(a)	758	26,727
Verrica Pharmaceuticals, Inc.(a)	732	10,621
WaVe Life Sciences Ltd.(a)	1,000	7,100
Xeris Pharmaceuticals, Inc.(a)(b)	1,212	7,720
Zoetis, Inc.	16,948	2,274,591
Zogenix, Inc.(a)(b)	1,518	76,462
Zynerba Pharmaceuticals, Inc.(a)(b)	1,861	9,380

		46,228,779

Professional Services — 0.5%
ASGN, Inc.(a)	1,855	125,565
Barrett Business Services, Inc.	250	20,708
BG Staffing, Inc.	403	8,108
CBIZ, Inc.(a)	1,845	49,815

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
CoStar Group, Inc.(a)	1,278	$834,521
CRA International, Inc.	196	10,443
Equifax, Inc.	4,225	633,328
Exponent, Inc.	1,853	134,843
Forrester Research, Inc.	474	19,609
Franklin Covey Co.(a)	195	6,201
FTI Consulting, Inc.(a)	1,300	156,078
GP Strategies Corp.(a)	414	5,510
Heidrick & Struggles International, Inc.	563	16,001
Huron Consulting Group, Inc.(a)	877	56,838
ICF International, Inc.	640	56,058
IHS Markit Ltd.(a)	14,088	1,110,980
Insperity, Inc.	1,227	107,203
Kelly Services, Inc., Class A	887	15,753
Kforce, Inc.	689	25,528
Korn Ferry	2,175	89,132
ManpowerGroup, Inc.	2,121	194,050
Mistras Group, Inc.(a)	335	3,708
Nielsen Holdings PLC	12,851	262,160
Paylocity Holding Corp.(a)	1,238	175,660
Resources Connection, Inc.	605	9,211
Robert Half International, Inc.	3,914	227,677
TransUnion	6,646	609,438
TriNet Group, Inc.(a)	1,531	87,359
TrueBlue, Inc.(a)	1,432	31,375
Upwork, Inc.(a)	2,193	20,132
Verisk Analytics, Inc.	5,575	905,770
Willdan Group, Inc.(a)(b)	300	9,939

		6,018,701

Real Estate Management & Development — 0.2%
Alexander & Baldwin, Inc.	2,923	63,897
Altisource Portfolio Solutions SA(a)	294	5,468
CareTrust REIT, Inc.	3,409	75,612
CBRE Group, Inc., Class A(a)	11,849	723,381
Consolidated-Tomoka Land Co.(b)	88	5,584
Cushman & Wakefield PLC(a)	4,042	77,687
Essential Properties Realty Trust, Inc.	3,145	86,833
eXp World Holdings, Inc.(a)	1,001	11,051
Forestar Group, Inc.(a)	92	1,865
FRP Holdings, Inc.(a)(b)	186	8,805
Global Medical REIT, Inc.	1,485	21,681
Howard Hughes Corp.(a)(b)	1,420	172,786
Jones Lang LaSalle, Inc.	1,812	307,714
Kennedy-Wilson Holdings, Inc.	4,952	106,765
Marcus & Millichap, Inc.(a)	917	32,462
Newmark Group, Inc., Class A	5,556	65,394
Rafael Holdings, Inc., Class B(a)	432	8,744
RE/MAX Holdings, Inc., Class A	632	24,193
Realogy Holdings Corp.	3,742	39,628
Redfin Corp.(a)(b)	3,313	80,605
RMR Group, Inc., Class A	541	24,924
St. Joe Co.(a)	1,480	31,095
Stratus Properties, Inc.(a)	132	3,927
Tejon Ranch Co.(a)(b)	507	8,163

		1,988,264

Road & Rail — 1.1%
AMERCO	311	115,465
ArcBest Corp.	886	19,767
Avis Budget Group, Inc.(a)	2,004	65,731
Covenant Transportation Group, Inc., Class A(a)(b)	245	3,108
CSX Corp.	26,490	2,022,247
Daseke, Inc.(a)(b)	1,090	3,308
Heartland Express, Inc.	1,712	31,997

Security	Shares	Value

Road & Rail (continued)
Hertz Global Holdings, Inc.(a)	3,656	$57,619
JB Hunt Transport Services, Inc.	3,007	324,545
Kansas City Southern	3,459	583,499
Knight-Swift Transportation Holdings, Inc.(b)	4,317	160,074
Landstar System, Inc.	1,441	159,591
Lyft, Inc., Class A(a)	6,845	325,001
Marten Transport Ltd.	1,272	26,407
Norfolk Southern Corp.	9,185	1,912,409
Old Dominion Freight Line, Inc.	2,322	455,646
Ryder System, Inc.	1,915	91,384
Saia, Inc.(a)(b)	991	86,316
Schneider National, Inc., Class B	2,360	52,557
Uber Technologies, Inc.(a)	33,515	1,216,259
Union Pacific Corp.	24,544	4,403,684
Universal Logistics Holdings, Inc.	345	5,830
US Xpress Enterprises, Inc., Class A(a)	1,385	7,562
Werner Enterprises, Inc.	1,616	59,566
YRC Worldwide, Inc.(a)(b)	617	1,394

		12,190,966

Semiconductors & Semiconductor Equipment — 3.8%
Adesto Technologies Corp.(a)(b)	971	6,894
Advanced Energy Industries, Inc.(a)	1,282	89,663
Advanced Micro Devices, Inc.(a)	36,348	1,708,356
Alpha & Omega Semiconductor Ltd.(a)	344	4,193
Ambarella, Inc.(a)(b)	1,044	61,742
Amkor Technology, Inc.(a)	3,598	40,478
Analog Devices, Inc.	12,953	1,421,592
Applied Materials, Inc.	32,354	1,876,208
Axcelis Technologies, Inc.(a)	1,025	24,754
AXT, Inc.(a)	1,214	4,735
Broadcom, Inc.	13,626	4,158,110
Brooks Automation, Inc.	2,330	88,726
Cabot Microelectronics Corp.	1,038	151,039
CEVA, Inc.(a)	893	24,424
Cirrus Logic, Inc.(a)	1,999	153,543
Cohu, Inc.	1,255	28,074
Cree, Inc.(a)	3,735	173,640
Cypress Semiconductor Corp.	13,031	304,013
Diodes, Inc.(a)	1,521	78,544
DSP Group, Inc.(a)	1,034	14,952
Enphase Energy, Inc.(a)	3,312	104,394
Entegris, Inc.	4,753	246,015
First Solar, Inc.(a)(b)	3,002	148,839
FormFactor, Inc.(a)	2,501	63,300
Ichor Holdings Ltd.(a)	969	32,355
Impinj, Inc.(a)	724	23,298
Inphi Corp.(a)	1,610	122,296
Intel Corp.	154,913	9,903,588
KLA Corp.	5,559	921,349
Lam Research Corp.	5,108	1,523,257
Lattice Semiconductor Corp.(a)	4,376	81,394
MACOM Technology Solutions Holdings, Inc.(a)	1,744	49,564
Marvell Technology Group Ltd.	23,041	553,906
Maxim Integrated Products, Inc.	9,447	567,954
MaxLinear, Inc.(a)	2,605	50,771
Microchip Technology, Inc.	8,065	786,176
Micron Technology, Inc.(a)	39,258	2,084,207
MKS Instruments, Inc.	1,938	203,141
Monolithic Power Systems, Inc.	1,495	255,899
NeoPhotonics Corp.(a)	1,665	12,704
NVE Corp.	172	12,618
NVIDIA Corp.	20,624	4,876,132
ON Semiconductor Corp.(a)	14,447	334,448
Onto Innovation, Inc.(a)	1,653	62,715

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
PDF Solutions, Inc.(a)	466	$7,344
Photronics, Inc.(a)	2,227	28,461
Power Integrations, Inc.	1,056	103,140
Qorvo, Inc.(a)	4,045	428,204
QUALCOMM, Inc.	40,626	3,465,804
Rambus, Inc.(a)	4,883	77,493
Semtech Corp.(a)	2,463	118,692
Silicon Laboratories, Inc.(a)	1,535	150,906
Skyworks Solutions, Inc.	6,074	687,273
SMART Global Holdings, Inc.(a)	330	9,953
SunPower Corp.(a)	2,301	19,605
Teradyne, Inc.	5,803	382,940
Texas Instruments, Inc.	33,352	4,023,919
Ultra Clean Holdings, Inc.(a)	1,678	38,611
Veeco Instruments, Inc.(a)	1,822	23,231
Xilinx, Inc.	9,040	763,699
Xperi Corp.	1,688	27,160

		43,790,435

Software — 7.6%
A10 Networks, Inc.(a)	1,111	7,566
ACI Worldwide, Inc.(a)	4,099	141,211
Adobe, Inc.(a)	17,206	6,041,715
Alarm.com Holdings, Inc.(a)	1,362	59,833
Altair Engineering, Inc., Class A(a)	1,363	50,363
Alteryx, Inc., Class A(a)(b)	1,538	214,505
American Software, Inc., Class A	608	9,077
Anaplan, Inc.(a)	2,988	172,079
ANSYS, Inc.(a)	2,920	801,044
Appfolio, Inc., Class A(a)	557	73,212
Appian Corp.(a)(b)	1,138	58,084
Aspen Technology, Inc.(a)	2,383	283,529
Atlassian Corp. PLC, Class A(a)	4,189	615,783
Autodesk, Inc.(a)	7,861	1,547,438
Avalara, Inc.(a)	1,738	147,973
Avaya Holdings Corp.(a)	4,020	51,335
Benefitfocus, Inc.(a)	1,165	21,552
Blackbaud, Inc.	1,795	140,602
Blackline, Inc.(a)	1,436	87,840
Bottomline Technologies DE, Inc.(a)	1,643	88,065
Box, Inc., Class A(a)	4,996	75,090
Cadence Design Systems, Inc.(a)	9,770	704,515
CDK Global, Inc.	4,224	226,744
Cerence Inc.(a)	1,269	27,093
Ceridian HCM Holding, Inc.(a)	3,337	244,569
ChannelAdvisor Corp.(a)	878	8,218
Citrix Systems, Inc.	4,416	535,308
Cloudera, Inc.(a)(b)	7,996	82,279
CommVault Systems, Inc.(a)	1,545	69,556
Cornerstone OnDemand, Inc.(a)	2,151	126,479
Coupa Software, Inc.(a)	2,232	359,687
Digimarc Corp.(a)	495	15,498
Digital Turbine, Inc.(a)	3,249	20,274
DocuSign, Inc.(a)	5,551	435,809
Domo, Inc., Class B(a)	754	18,262
Dropbox, Inc., Class A(a)	7,606	129,454
Dynatrace, Inc.(a)	2,353	73,672
Ebix, Inc.	762	26,236
eGain Corp.(a)	724	5,213
Elastic NV(a)(b)	1,583	102,705
Envestnet, Inc.(a)(b)	1,669	131,634
Everbridge, Inc.(a)	1,179	106,865
Fair Isaac Corp.(a)	982	395,137
FireEye, Inc.(a)	7,033	112,387
Five9, Inc.(a)	2,193	157,304

Security	Shares	Value

Software (continued)
ForeScout Technologies, Inc.(a)(b)	1,561	$44,504
Fortinet, Inc.(a)	5,052	582,799
GTY Technology Holdings, Inc.(a)	2,386	14,936
Guidewire Software, Inc.(a)	2,988	336,150
HubSpot, Inc.(a)	1,448	262,001
Instructure, Inc.(a)	1,279	62,466
Intelligent Systems Corp.(a)	24	1,019
Intuit, Inc.	8,851	2,481,643
j2 Global, Inc.	1,636	156,827
LivePerson, Inc.(a)	2,257	92,560
LogMeIn, Inc.	1,759	151,221
Manhattan Associates, Inc.(a)	2,200	188,012
Medallia, Inc.(a)	721	20,347
Microsoft Corp.	267,642	45,560,698
MicroStrategy, Inc., Class A(a)	315	47,889
Mitek Systems, Inc.(a)	1,307	12,756
MobileIron, Inc.(a)(b)	2,756	13,146
Model N, Inc.(a)	1,370	42,730
NetScout Systems, Inc.(a)	2,601	66,872
New Relic, Inc.(a)	1,765	116,508
NortonLifeLock, Inc.	20,452	581,246
Nuance Communications, Inc.(a)	10,159	192,208
Nutanix, Inc., Class A(a)	6,104	198,197
OneSpan, Inc.(a)(b)	969	16,105
Oracle Corp.	73,119	3,835,092
PagerDuty, Inc.(a)(b)	1,653	38,548
Palo Alto Networks, Inc.(a)	3,386	794,965
Paycom Software, Inc.(a)	1,718	546,599
Pegasystems, Inc.	1,263	108,883
Ping Identity Holding Corp.(a)	842	20,418
Pluralsight, Inc., Class A(a)(b)	2,064	40,021
Progress Software Corp.	1,568	70,764
Proofpoint, Inc.(a)	1,950	239,479
PROS Holdings, Inc.(a)	1,143	68,580
PTC, Inc.(a)	3,677	305,632
Q2 Holdings, Inc.(a)	1,487	129,652
QAD, Inc., Class A	286	14,715
Qualys, Inc.(a)	1,282	109,919
Rapid7, Inc.(a)	1,709	101,480
RealPage, Inc.(a)(b)	2,770	161,629
RingCentral, Inc., Class A(a)	2,655	545,815
Rosetta Stone, Inc.(a)	562	9,638
SailPoint Technologies Holding, Inc.(a)	2,947	73,940
salesforce.com, Inc.(a)	29,497	5,377,598
SecureWorks Corp., Class A(a)	607	9,548
ServiceNow, Inc.(a)	6,581	2,225,892
ShotSpotter, Inc.(a)(b)	218	5,984
Smartsheet, Inc., Class A(a)(b)	3,137	152,082
SolarWinds Corp.(a)	1,701	32,183
Splunk, Inc.(a)	5,438	844,304
SPS Commerce, Inc.(a)	1,180	67,059
SS&C Technologies Holdings, Inc.	7,796	491,226
SVMK, Inc.(a)	3,285	57,980
Synchronoss Technologies, Inc.(a)	1,198	6,547
Synopsys, Inc.(a)	5,214	769,117
Telaria, Inc.(a)	2,084	21,153
Telenav, Inc.(a)(b)	760	3,412
Tenable Holdings, Inc.(a)	1,239	33,763
Trade Desk, Inc., Class A(a)	1,371	369,046
Tyler Technologies, Inc.(a)	1,365	441,823
Upland Software, Inc.(a)(b)	909	35,487
Varonis Systems, Inc.(a)	1,139	95,289
Verint Systems, Inc.(a)	2,326	134,908
VirnetX Holding Corp.(a)(b)	2,642	10,040

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
VMware, Inc., Class A(a)(b)	2,711	$401,391
Workday, Inc., Class A(a)	5,718	1,055,714
Workiva, Inc.(a)(b)	1,218	55,407
Yext, Inc.(a)(b)	3,424	51,155
Zendesk, Inc.(a)	3,980	343,872
Zix Corp.(a)(b)	2,268	15,309
Zscaler, Inc.(a)(b)	2,183	122,444
Zuora, Inc., Class A(a)	2,874	42,391
Zynga, Inc., Class A(a)	30,434	183,213

		86,716,740

Specialty Retail — 2.2%
Aaron’s, Inc.	2,375	140,980
Abercrombie & Fitch Co., Class A	2,479	40,556
Advance Auto Parts, Inc.	2,361	311,062
America’s Car-Mart, Inc.(a)	281	30,848
American Eagle Outfitters, Inc.	6,018	86,659
Asbury Automotive Group, Inc.(a)	735	70,891
Ascena Retail Group, Inc.(a)	214	942
AutoNation, Inc.(a)	1,992	84,540
AutoZone, Inc.(a)	840	888,686
Barnes & Noble Education, Inc.(a)	774	2,663
Bed Bath & Beyond, Inc.	4,168	59,394
Best Buy Co., Inc.	7,956	673,794
Boot Barn Holdings, Inc.(a)	1,034	43,397
Buckle, Inc.	884	21,578
Burlington Stores, Inc.(a)	2,303	500,833
Caleres, Inc.	1,279	22,446
CarMax, Inc.(a)	5,719	554,972
Carvana Co.(a)(b)	1,597	126,562
Cato Corp., Class A	507	8,132
Chico’s FAS, Inc.	3,622	14,090
Children’s Place, Inc.	603	35,981
Citi Trends, Inc.	277	6,451
Conn’s, Inc.(a)	641	5,615
Container Store Group, Inc.(a)	1,057	4,270
Designer Brands, Inc., Class A	1,907	27,156
Dick’s Sporting Goods, Inc.	2,223	98,323
Express, Inc.(a)(b)	2,627	10,534
Five Below, Inc.(a)	1,960	221,911
Floor & Decor Holdings, Inc., Class A(a)	2,519	124,212
Foot Locker, Inc.	3,812	144,742
GameStop Corp., Class A(b)	3,236	12,426
Gap, Inc.	8,057	140,272
Genesco, Inc.(a)(b)	625	24,575
GNC Holdings, Inc., Class A(a)(b)	3,255	6,966
Group 1 Automotive, Inc.	663	66,811
Guess?, Inc.	1,837	39,110
Haverty Furniture Cos., Inc.	502	10,105
Hibbett Sports, Inc.(a)	425	10,532
Home Depot, Inc.	39,228	8,947,907
Hudson Ltd., Class A(a)	1,455	15,961
L Brands, Inc.	8,273	191,603
Lithia Motors, Inc., Class A	810	109,868
Lowe’s Cos., Inc.	27,452	3,191,021
Lumber Liquidators Holdings, Inc.(a)(b)	1,004	7,640
MarineMax, Inc.(a)	887	17,678
Michaels Cos., Inc.(a)	2,234	11,014
Monro, Inc.(b)	1,209	75,804
Murphy USA, Inc.(a)	981	100,229
National Vision Holdings, Inc.(a)(b)	2,652	90,486
O’Reilly Automotive, Inc.(a)	2,609	1,059,515
Office Depot, Inc.	17,002	37,744
Party City Holdco, Inc.(a)(b)	2,256	6,497
Penske Automotive Group, Inc.	1,347	63,269

Security	Shares	Value

Specialty Retail (continued)
Rent-A-Center, Inc.	1,710	$49,812
RH(a)	585	122,119
Ross Stores, Inc.	12,545	1,407,424
Sally Beauty Holdings, Inc.(a)	4,389	67,371
Shoe Carnival, Inc.	372	13,340
Signet Jewelers Ltd.	1,788	43,466
Sleep Number Corp.(a)(b)	1,074	55,408
Sonic Automotive, Inc., Class A	808	25,557
Sportsman’s Warehouse Holdings, Inc.(a)	1,930	12,506
Systemax, Inc.	366	8,656
Tailored Brands, Inc.(b)	1,674	6,663
Tiffany & Co.	4,266	571,729
Tilly’s, Inc., Class A	598	5,083
TJX Cos., Inc.	42,640	2,517,466
Tractor Supply Co.	4,207	391,041
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,992	533,677
Urban Outfitters, Inc.(a)	2,358	60,365
Williams-Sonoma, Inc.	2,769	194,052
Winmark Corp.	85	16,912
Zumiez, Inc.(a)	536	16,707

		24,718,607

Technology Hardware, Storage & Peripherals — 4.6%
3D Systems Corp.(a)(b)	3,456	37,636
Apple, Inc.	157,338	48,697,684
Avid Technology, Inc.(a)	592	4,976
Dell Technologies, Inc., Class C(a)	5,372	261,992
Diebold Nixdorf, Inc.(a)	2,781	32,009
Hewlett Packard Enterprise Co.	47,065	655,615
HP, Inc.	52,604	1,121,517
Immersion Corp.(a)	1,186	8,682
NCR Corp.(a)(b)	4,662	157,203
NetApp, Inc.	8,386	447,812
Pure Storage, Inc., Class A(a)	8,207	146,085
Stratasys Ltd.(a)	1,763	31,699
Synaptics, Inc.(a)(b)	1,164	77,627
Western Digital Corp.	10,437	683,624
Xerox Holdings Corp.(a)	6,442	229,142

		52,593,303

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	5,139	153,964
Carter’s, Inc.	1,550	164,408
Columbia Sportswear Co.	1,102	103,500
Crocs, Inc.(a)	2,528	95,836
Culp, Inc.	170	2,147
Deckers Outdoor Corp.(a)	955	182,319
Delta Apparel, Inc.(a)	57	1,430
Fossil Group, Inc.(a)	1,424	9,584
G-III Apparel Group Ltd.(a)(b)	1,462	39,781
Hanesbrands, Inc.	12,745	175,371
Kontoor Brands, Inc.(a)	1,656	63,160
Lululemon Athletica, Inc.(a)	4,199	1,005,199
Movado Group, Inc.	450	7,749
NIKE, Inc., Class B	43,610	4,199,643
Oxford Industries, Inc.	585	40,599
PVH Corp.	2,600	226,642
Ralph Lauren Corp.	1,723	195,560
Rocky Brands, Inc.	309	8,386
Skechers U.S.A., Inc., Class A(a)	4,604	172,144
Steven Madden Ltd.	2,896	111,670
Tapestry, Inc.	9,936	256,051
Under Armour, Inc., Class A(a)(b)	5,954	120,152
Under Armour, Inc., Class C(a)(b)	7,474	134,233
Unifi, Inc.(a)	322	6,929

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Vera Bradley, Inc.(a)(b)	696	$6,668
VF Corp.	10,864	901,386
Wolverine World Wide, Inc.	2,847	89,880

		8,474,391

Thrifts & Mortgage Finance — 0.2%
Axos Financial, Inc.(a)	1,972	55,551
Banc of California, Inc.	1,360	21,706
Berkshire Hills Bancorp, Inc.	2,000	56,300
Brookline Bancorp, Inc.	2,260	34,352
Capitol Federal Financial, Inc.	5,759	75,904
Columbia Financial, Inc.(a)(b)	2,444	40,986
Dime Community Bancshares, Inc.	995	19,313
Essent Group Ltd.	3,417	169,517
Federal Agricultural Mortgage Corp., Class C	263	20,067
First Defiance Financial Corp.	610	17,928
Flagstar Bancorp, Inc.	1,465	51,627
Flushing Financial Corp.	756	15,022
Greene County Bancorp, Inc.	392	11,443
Hingham Institution for Savings	79	16,542
Home Bancorp, Inc.	190	6,756
HomeStreet, Inc.(a)	992	31,853
Kearny Financial Corp.	3,052	37,692
Ladder Capital Corp.	4,671	85,713
LendingTree, Inc.(a)(b)	264	82,157
Merchants Bancorp	405	7,970
Meridian Bancorp, Inc.	1,376	24,754
Meta Financial Group, Inc.	1,266	47,121
MGIC Investment Corp.	12,493	172,278
Mr Cooper Group, Inc.(a)(b)	2,984	36,942
New York Community Bancorp, Inc.	16,092	177,978
NMI Holdings, Inc., Class A(a)	2,174	69,394
Northfield Bancorp, Inc.	1,190	18,909
Northwest Bancshares, Inc.	3,639	57,223
OceanFirst Financial Corp.	1,828	42,519
Ocwen Financial Corp.(a)	3,735	4,594
PCSB Financial Corp.	450	8,946
Provident Bancorp, Inc.(a)(b)	875	10,334
Provident Financial Services, Inc.	1,941	44,274
Radian Group, Inc.	7,445	182,328
Southern Missouri Bancorp, Inc.	347	12,360
Sterling Bancorp, Inc.	551	4,039
Territorial Bancorp, Inc.	536	15,560
TFS Financial Corp.	1,463	29,889
Timberland Bancorp, Inc.	434	12,221
TrustCo Bank Corp. NY	1,531	12,141
United Community Financial Corp.	695	7,596
Walker & Dunlop, Inc.	946	62,786
Washington Federal, Inc.	3,037	103,258
Waterstone Financial, Inc.	804	14,062
Western New England Bancorp, Inc.	2,207	19,819
WSFS Financial Corp.	2,055	81,974

		2,131,698

Tobacco — 0.7%
22nd Century Group, Inc.(a)(b)	4,139	3,836
Altria Group, Inc.	66,521	3,161,743
Philip Morris International, Inc.	55,004	4,548,831
Pyxus International, Inc.(a)(b)	693	4,747
Turning Point Brands, Inc.(b)	273	6,235
Universal Corp.	807	42,892
Vector Group Ltd.	4,071	53,493

		7,821,777

Security	Shares	Value

Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,637	$156,173
Aircastle Ltd.	2,022	64,886
Applied Industrial Technologies, Inc.	1,275	82,327
Beacon Roofing Supply, Inc.(a)	2,457	81,351
BlueLinx Holdings, Inc.(a)	266	3,120
BMC Stock Holdings, Inc.(a)	2,469	72,058
CAI International, Inc.(a)	573	15,586
DXP Enterprises, Inc.(a)	556	19,277
EVI Industries, Inc.	262	7,011
Fastenal Co.	20,242	706,041
Foundation Building Materials, Inc.(a)	572	10,199
GATX Corp.	1,299	98,893
GMS, Inc.(a)	1,500	40,080
H&E Equipment Services, Inc.	1,091	29,577
HD Supply Holdings, Inc.(a)	6,014	245,010
Herc Holdings, Inc.(a)	760	30,491
Kaman Corp.	920	56,782
Lawson Products, Inc.(a)	255	12,041
MRC Global, Inc.(a)	2,394	26,956
MSC Industrial Direct Co., Inc., Class A	1,640	111,635
NOW, Inc.(a)	3,477	34,805
Rush Enterprises, Inc., Class A	823	35,389
Rush Enterprises, Inc., Class B	266	11,800
SiteOne Landscape Supply, Inc.(a)	1,448	139,804
Textainer Group Holdings Ltd.(a)(b)	2,139	20,256
Titan Machinery, Inc.(a)	433	5,287
Transcat, Inc.(a)	348	10,649
Triton International Ltd.	2,060	77,353
United Rentals, Inc.(a)(b)	2,636	357,679
Univar Solutions, Inc.(a)(b)	5,674	122,275
Veritiv Corp.(a)	406	5,716
W.W. Grainger, Inc.	1,549	468,836
Watsco, Inc.	1,163	202,269
WESCO International, Inc.(a)	1,698	82,200

		3,443,812

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	2,631	116,053

Water Utilities — 0.2%
American States Water Co.	1,310	116,014
American Water Works Co., Inc.	6,344	864,053
AquaVenture Holdings Ltd.(a)	599	16,173
Artesian Resources Corp., Class A	493	18,596
Cadiz, Inc.(a)(b)	459	4,175
California Water Service Group	1,870	98,287
Consolidated Water Co. Ltd.	1,363	23,321
Essential Utilities, Inc.	7,558	392,562
Global Water Resources, Inc.	881	11,127
Middlesex Water Co.	609	39,743
SJW Group	1,031	75,624
York Water Co.	673	31,873

		1,691,548

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	1,697	19,074
Gogo, Inc.(a)	2,125	11,177
Shenandoah Telecommunications Co.	1,664	67,142
Spok Holdings, Inc.	353	3,749
Sprint Corp.(a)	20,599	90,018
T-Mobile U.S., Inc.(a)	10,972	868,873
Telephone & Data Systems, Inc.	3,846	87,227
United States Cellular Corp.(a)	438	14,025

		1,161,285

Total Common Stocks — 98.1% (Cost — $797,732,743)		1,121,550,720

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 0.9%

Equity Funds — 0.9%
iShares Russell 3000 ETF(f)	53,638	$10,098,426

Total Investment Companies — 0.9% (Cost — $10,372,087)		10,098,426

Total Long-Term Investments — 99.0% (Cost — $808,104,830)		1,131,649,146

Short-Term Securities — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.81%(d)(e)(f)	26,238,674	26,254,417
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.54%(d)(f)	10,905,606	10,905,606

Total Short-Term Securities — 3.2% (Cost — $37,152,496)		37,160,023

Total Investments — 102.2% (Cost — $845,257,326)		1,168,809,169

Liabilities in Excess of Other Assets — (2.2)%		(25,068,944)

Net Assets — 100.0%		$1,143,740,225

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	21,426,011	4,812,663	—	26,238,674	$26,254,417	$93,630	(c)	$1,487	$2,372
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	8,291,401	2,614,205	—	10,905,606	10,905,606	87,005		—	—
BlackRock, Inc.	4,316	133	(240)	4,209	2,219,616	28,119		(11,142)	263,666
PennyMac Mortgage Investment Trust	1,874	1,266	—	3,140	73,005	2,357		—	2,879
iShares Russell 3000 ETF	27,474	164,823	(138,659)	53,638	10,098,426	73,012		751,305	(578,451)

					$49,551,070	$284,123		$741,650	$(309,534)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	19	03/20/20	$1,534	$(42,468)
S&P 500 E-Mini Index	61	03/20/20	9,833	(138,017)

				$(180,485)

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Total U.S. Stock Market Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contract(a)	$—	$—	$180,845	$—	$—	$—	$180,845

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedules of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,203,428	$—	$—	$—	$1,203,428

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(151,537)	$—	$—	$—	$(151,537)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,185,403

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$1,121,550,191	$—	$529	$1,121,550,720
Investment Companies	10,098,426	—	—	10,098,426
Short-Term Securities	37,160,023	—	—	37,160,023

Total	$1,168,808,640	$—	$529	$1,168,809,169

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(180,485)	$—	$—	$(180,485)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,264,134,599	$213,747,634	$1,119,258,099
Investments at value — affiliated(c)	70,055,708	21,162,601	49,551,070
Cash	—	—	1,610
Cash pledged for futures contracts	742,650	113,000	429,000
Receivables:
Investments sold	—	38,130	29,490
Securities lending income — affiliated	11,751	13,269	14,890
Capital shares sold	5,206,881	177,108	1,568,060
Dividends — affiliated	22,194	2,577	11,426
Dividends — unaffiliated	—	107,629	724,481
From the Manager	—	18,983	—
Prepaid expenses	51,250	29,080	37,038

Total assets	1,340,225,033	235,410,011	1,171,625,164

LIABILITIES
Bank overdraft	—	216,153	—
Cash collateral on securities loaned at value	43,999,477	16,740,792	26,247,950
Payables:
Investments purchased	883,542	151,079	—
Capital shares redeemed	3,176,810	150,299	1,268,785
Directors’ and Officer’s fees	5,184	4,638	5,160
Investment advisory fees	41,125	—	6,389
Other accrued expenses	196,243	98,138	117,604
Service fees	21,794	6,758	21,723
Recoupment of past waived fees	7,228	—	—
Variation margin on futures contracts	343,903	58,863	217,328
Other liabilities	428,643	—	—

Total liabilities	49,103,949	17,426,720	27,884,939

NET ASSETS	$1,291,121,084	$217,983,291	$1,143,740,225

NET ASSETS CONSIST OF
Paid-in capital	$1,013,282,499	$191,779,835	$832,431,659
Accumulated earnings	277,838,585	26,203,456	311,308,566

NET ASSETS	$1,291,121,084	$217,983,291	$1,143,740,225

(a) Investments at cost — unaffiliated	$971,473,128	$184,916,986	$796,045,008
(b) Securities loaned at value	$41,906,142	$15,946,779	$25,238,567
(c) Investments at cost — affiliated	$69,452,032	$21,169,899	$49,212,318

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities  (unaudited) (continued)

January 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

NET ASSET VALUE

Institutional
Net assets	$252,959,770	$15,287,693	$90,526,003

Shares outstanding(d)	22,624,777	1,181,927	5,979,115

Net asset value	$11.18	$12.93	$15.14

Investor A
Net assets	$102,873,203	$33,143,541	$104,579,677

Shares outstanding(d)	9,236,454	2,566,396	6,915,437

Net asset value	$11.14	$12.91	$15.12

Class K
Net assets	$935,288,111	$169,552,057	$948,634,545

Shares outstanding(d)	83,492,493	13,109,477	62,654,163

Net asset value	$11.20	$12.93	$15.14

(d)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — affiliated	$200,571	$29,578	$190,493
Dividends — unaffiliated	11,287,093	1,762,090	10,511,319
Securities lending income — affiliated — net	123,108	99,123	93,630
Foreign taxes withheld	(973)	(669)	(608)

Total investment income	11,609,799	1,890,122	10,794,834

EXPENSES
Transfer agent — class specific	134,957	9,080	37,406
Service — class specific	129,870	37,576	113,220
Investment advisory	119,892	30,546	55,520
Registration	77,770	35,853	44,406
Professional	40,417	36,282	36,461
Printing	24,347	16,280	22,783
Custodian	22,133	23,780	26,462
Recoupment of past waived and/or reimbursed fees	17,202	—	—
Directors and Officer	12,545	6,813	12,148
Recoupment of past waived and/or reimbursed fees — class specific	7,857	94	—
Accounting services	4,756	4,756	4,756
Miscellaneous	10,821	6,954	10,997

Total expenses	602,567	208,014	364,159
Less:
Fees waived and/or reimbursed by the Manager	(5,289)	(89,934)	(46,916)
Transfer agent fees waived and/or reimbursed — class specific	(86)	(1,511)	(7,398)

Total expenses after fees waived and/or reimbursed	597,192	116,569	309,845

Net investment income	11,012,607	1,773,553	10,484,989

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	842,555	(33,821)	1,203,428
Investments — affiliated	161,144	129,926	741,650
Investments — unaffiliated	3,798,317	558,652	(392,123)

	4,802,016	654,757	1,552,955

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(394,511)	(99,810)	(151,537)
Investments — affiliated	326,365	(52,490)	(309,534)
Investments — unaffiliated	45,569,313	5,297,068	80,910,647

	45,501,167	5,144,768	80,449,576

Net realized and unrealized gain	50,303,183	5,799,525	82,002,531

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,315,790	$7,573,078	$92,487,520

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

	iShares Russell Mid-Cap Index Fund		iShares Russell Small/Mid-Cap Index Fund
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,012,607	$16,019,938	$1,773,553	$2,637,781
Net realized gain	4,802,016	20,467,433	654,757	1,261,753
Net change in unrealized appreciation (depreciation)	45,501,167	39,297,084	5,144,768	3,419,262

Net increase in net assets resulting from operations	61,315,790	75,784,455	7,573,078	7,318,796

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(7,707,495)	(7,547,431)	(304,355)	(509,276)
Investor A	(3,074,097)	(4,643,550)	(604,441)	(1,194,658)
Class K	(27,775,250)	(22,934,385)	(3,439,288)	(5,909,718)

Decrease in net assets resulting from distributions to shareholders	(38,556,842)	(35,125,366)	(4,348,084)	(7,613,652)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	134,815,052	303,522,663	18,027,886	70,510,281

NET ASSETS
Total increase in net assets	157,574,000	344,181,752	21,252,880	70,215,425
Beginning of period	1,133,547,084	789,365,332	196,730,411	126,514,986

End of period	$1,291,121,084	$1,133,547,084	$217,983,291	$196,730,411

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,484,989	$17,962,712
Net realized gain (loss)	1,552,955	(5,600,997)
Net change in unrealized appreciation	80,449,576	64,283,000

Net increase in net assets resulting from operations	92,487,520	76,644,715

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,139,749)	(1,933,025)
Investor A	(1,151,769)	(1,682,526)
Class K	(13,012,911)	(18,400,730)

Decrease in net assets resulting from distributions to shareholders	(15,304,429)	(22,016,281)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(22,496,381)	116,694,861

NET ASSETS
Total increase in net assets	54,686,710	171,323,295
Beginning of period	1,089,053,515	917,730,220

End of period	$1,143,740,225	$1,089,053,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund

	Institutional
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,						Period from 05/13/15 (a) to 07/31/15
			2019	2018		2017	2016

Net asset value, beginning of period	$10.98		$10.70	$11.26		$10.22	$9.94		$10.00

Net investment income(b)	0.10		0.17	0.16		0.16	0.18		0.03
Net realized and unrealized gain (loss)	0.46		0.50	1.22		1.14	0.24		(0.07)

Net increase (decrease) from investment operations	0.56		0.67	1.38		1.30	0.42		(0.04)

Distributions(c)
From net investment income	(0.09)		(0.17)	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.27)		(0.22)	(1.76)		(0.03)	(0.01)		—

Total distributions	(0.36)		(0.39)	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$11.18		$10.98	$10.70		$11.26	$10.22		$9.94

Total Return(d)
Based on net asset value	5.13	%(e)	6.76%	13.29	%(f)	12.91%	4.35%		(0.37	)%(e)

Ratios to Average Net Assets
Total expenses	0.10	%(g)	0.12%	0.13%		0.23%	0.13	%(h)	9.27	%(g)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.10	%(g)	0.05%	0.09%		0.20%	0.13	%(h)	9.27	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.10	%(g)	0.12%	0.11%		0.12%	0.06	%(h)	0.12	%(g)

Net investment income	1.85	%(g)	1.66%	1.46%		1.52%	1.87	%(h)	1.38	%(g)

Supplemental Data
Net assets, end of period (000)	$252,960		$244,272	$174,840		$366,684	$191,337		$2,985

Portfolio turnover rate	4%		25%	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.78%.

See notes to financial statements.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Investor A
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,				Period from 11/30/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$10.93		$10.66	$11.24		$10.20	$9.66

Net investment income(b)	0.09		0.17	0.12		0.13	0.07
Net realized and unrealized gain	0.47		0.47	1.22		1.16	0.60

Net increase (decrease) from investment operations	0.56		0.64	1.34		1.29	0.67

Distributions(c)
From net investment income	(0.08)		(0.15)	(0.16)		(0.22)	(0.12)
From net realized gain	(0.27)		(0.22)	(1.76)		(0.03)	(0.01)

Total distributions	(0.35)		(0.37)	(1.92)		(0.25)	(0.13)

Net asset value, end of period	$11.14		$10.93	$10.66		$11.24	$10.20

Total Return(d)
Based on net asset value	5.11	%(e)	6.43%	12.96	%(f)	12.78%	7.07	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(g)	0.34%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.35	%(g)	0.33%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses after fees waived and paid indirectly	0.35	%(g)	0.33%	0.34%		0.33%	0.33	%(g)(h)

Net investment income	1.60	%(g)	1.64%	1.11%		1.17%	1.06	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$102,873		$105,914	$203,933		$46,135	$6,669

Portfolio turnover rate	4%		25%	75%		41%	24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.34%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,						Period from 05/13/15 (a) to 07/31/15
			2019	2018		2017	2016

Net asset value, beginning of period	$11.00		$10.72	$11.28		$10.23	$9.94		$10.00

Net investment income(b)	0.10		0.17	0.13		0.18	0.17		0.03
Net realized and unrealized gain (loss)	0.46		0.51	1.25		1.13	0.26		(0.07)

Net increase (decrease) from investment operations	0.56		0.68	1.38		1.31	0.43		(0.04)

Distributions(c)
From net investment income	(0.09)		(0.18)	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.27)		(0.22)	(1.76)		(0.03)	(0.01)		—

Total distributions	(0.36)		(0.40)	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$11.20		$11.00	$10.72		$11.28	$10.23		$9.94

Total Return(d)
Based on net asset value	5.13	%(e)	6.81%	13.32	%(f)	13.02%	4.46%		(0.37	)%(e)

Ratios to Average Net Assets
Total expenses	0.07	%(g)	0.07%	0.09%		0.08%	0.09	%(h)	9.42	%(g)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.07	%(g)	0.06%	0.08%		0.07%	0.09	%(h)	9.42	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.07	%(g)	0.07%	0.07%		0.06%	0.07	%(h)	0.08	%(g)

Net investment income	1.86	%(g)	1.67%	1.25%		1.67%	1.78	%(h)	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$935,288		$783,361	$410,593		$229,763	$2,174,096		$45

Portfolio turnover rate	4%		25%	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 12.82%.

See notes to financial statements.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund

	Institutional
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$12.72		$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.11		0.18	0.15		0.15		0.14
Net realized and unrealized gain (loss)	0.37		(0.16)	1.82		1.38		0.19

Net increase (decrease) from investment operations	0.48		0.02	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.10)		(0.20)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.17)		(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.27)		(0.50)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.93		$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	3.83	%(f)	0.58%	17.27	%(g)	15.02%		3.44	%(f)

Ratios to Average Net Assets
Total expenses	0.21	%(h)	0.24%	0.28%		0.74	%(i)	1.60	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.21	%(h)	0.24%	0.28%		0.74	%(i)	1.60	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.12%	0.12%		0.11	%(i)	0.12	%(h)(i)

Net investment income	1.73	%(h)	1.48%	1.21%		1.31	%(i)	1.50	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$15,288		$12,239	$14,431		$3,939		$78

Portfolio turnover rate	6%		27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.63%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Investor A
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$12.70		$13.18	$11.56		$10.21		$10.00

Net investment income(b)	0.10		0.15	0.14		0.13		0.08
Net realized and unrealized gain (loss)	0.37		(0.16)	1.80		1.37		0.23

Net increase (decrease) from investment operations	0.47		(0.01)	1.94		1.50		0.31

Distributions(c)
From net investment income	(0.09)		(0.17)	(0.14)		(0.13)		(0.10)
From net realized gain	(0.17)		(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.26)		(0.47)	(0.32)		(0.15)		(0.10)

Net asset value, end of period	$12.91		$12.70	$13.18		$11.56		$10.21

Total Return(e)
Based on net asset value	3.71	%(f)	0.35%	17.03	%(g)	14.71%		3.24	%(f)

Ratios to Average Net Assets
Total expenses	0.44	%(h)	0.45%	0.51%		0.74	%(i)	1.17	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.44	%(h)	0.45%	0.51%		0.74	%(i)	1.17	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.35%		0.33	%(i)	0.35	%(h)(i)

Net investment income	1.51	%(h)	1.25%	1.10%		1.22	%(i)	0.79	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$33,144		$30,250	$25,073		$21,358		$5,713

Portfolio turnover rate	6%		27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.18%.

See notes to financial statements.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$12.72		$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.11		0.19	0.17		0.16		0.14
Net realized and unrealized gain (loss)	0.38		(0.16)	1.80		1.37		0.19

Net increase (decrease) from investment operations	0.49		0.03	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.11)		(0.21)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.17)		(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.28)		(0.51)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.93		$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	3.85	%(f)	0.63%	17.32	%(g)	15.04%		3.48	%(f)

Ratios to Average Net Assets
Total expenses	0.16	%(h)	0.17%	0.23%		0.47	%(i)	1.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.16	%(h)	0.17%	0.23%		0.47	%(i)	1.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%	0.07%		0.07	%(i)	0.08	%(h)(i)

Net investment income	1.79	%(h)	1.53%	1.37%		1.47	%(i)	1.57	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$169,552		$154,242	$87,011		$64,118		$27,109

Portfolio turnover rate	6%		27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund

	Institutional
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$14.13		$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.14		0.25	0.22		0.21		0.18
Net realized and unrealized gain	1.06		0.67	1.69		1.44		0.39

Net increase (decrease) from investment operations	1.20		0.92	1.91		1.65		0.57

Distributions(c)
From net investment income	(0.15)		(0.26)	(0.22)		(0.19)		(0.13)
From net realized gain	(0.04)		(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.19)		(0.31)	(0.28)		(0.20)		(0.13)

Net asset value, end of period	$15.14		$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	8.61	%(f)	7.01%	16.21	%(g)	16.03	%(g)	5.75	%(f)

Ratios to Average Net Assets
Total expenses	0.09	%(h)	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09	%(h)	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.08	%(h)	0.08%	0.08%		0.05%		0.06	%(h)(i)

Net investment income	1.87	%(h)	1.87%	1.69%		1.87%		1.96	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$90,526		$88,223	$83,121		$27,221		$2,428

Portfolio turnover rate	9%		19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.79%

See notes to financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Investor A
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$14.11		$13.50	$11.88		$10.44		$10.00

Net investment income(b)	0.12		0.22	0.19		0.18		0.10
Net realized and unrealized gain	1.07		0.67	1.68		1.44		0.45

Net increase (decrease) from investment operations	1.19		0.89	1.87		1.62		0.55

Distributions(c)
From net investment income	(0.14)		(0.23)	(0.19)		(0.17)		(0.11)
From net realized gain	(0.04)		(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.18)		(0.28)	(0.25)		(0.18)		(0.11)

Net asset value, end of period	$15.12		$14.11	$13.50		$11.88		$10.44

Total Return(e)
Based on net asset value	8.51	%(f)	6.77%	15.87	%(g)	15.71	%(g)	5.57	%(f)

Ratios to Average Net Assets
Total expenses	0.31	%(h)	0.32%	0.34%		0.33%		0.44	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.31	%(h)	0.32%	0.34%		0.32%		0.44	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.30	%(h)	0.31%	0.31%		0.29%		0.29	%(h)(i)

Net investment income	1.63	%(h)	1.64%	1.51%		1.63%		1.06	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$104,580		$84,192	$72,794		$61,048		$8,873

Portfolio turnover rate	9%		19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.44%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (Unaudited)		Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
			2019	2018		2017

Net asset value, beginning of period	$14.13		$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.14		0.26	0.23		0.22		0.17
Net realized and unrealized gain	1.07		0.66	1.69		1.44		0.40

Net increase (decrease) from investment operations	1.21		0.92	1.92		1.66		0.57

Distributions(c)
From net investment income	(0.16)		(0.26)	(0.23)		(0.20)		(0.13)
From net realized gain	(0.04)		(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.20)		(0.31)	(0.29)		(0.21)		(0.13)

Net asset value, end of period	$15.14		$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	8.64	%(f)	7.06%	16.26	%(g)	16.05	%(g)	5.78	%(f)

Ratios to Average Net Assets
Total expenses	0.04	%(h)	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.04	%(h)	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.03	%(h)	0.03%	0.03%		0.03%		0.03	%(h)(i)

Net investment income	1.92	%(h)	1.91%	1.79%		1.95%		1.71	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$948,635		$916,638	$761,815		$599,599		$290,381

Portfolio turnover rate	9%		19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.38%.

See notes to financial statements.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Russell Mid-Cap Index Fund	Mid-Cap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	Contingent Deferred Sales Charge	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Mid-Cap Index
Barclays Capital Inc.	$758,652	$(758,652)	$—
BNP Paribas Securities Corp	573,430	(573,430)	—
BofA Securities, Inc.	5,974,484	(5,974,484)	—
Citadel Clearing LLC	588,781	(588,781)	—
Citigroup Global Markets Inc.	2,499,172	(2,499,172)	—
Credit Suisse AG Dublin Branch	17,296,022	(17,296,022)	—
Credit Suisse Securities (USA) LLC	170,902	(170,902)	—
HSBC Bank PLC	194,748	(194,748)	—
Jefferies LLC	292,839	(292,839)	—
JP Morgan Securities LLC	1,173,122	(1,173,122)	—
Morgan Stanley & Co. LLC	5,972,203	(5,972,203)	—
Nomura Securities International Inc.	6,584	(6,584)	—
SG Americas Securities LLC	700,779	(700,779)	—
Wells Fargo Bank, National Association	3,951,865	(3,951,865)	—
Wells Fargo Securities LLC	1,752,559	(1,752,559)	—

	$41,906,142	$(41,906,142)	$—

Small/Mid-Cap Index
BNP Paribas Securities Corp	$53,499	$(53,499)	$—
BofA Securities, Inc.	2,058,063	(2,058,063)	—
Citadel Clearing LLC	236,638	(236,638)	—
Citigroup Global Markets Inc.	851,055	(851,055)	—
Credit Suisse AG Dublin Branch	1,221,768	(1,221,768)	—
Credit Suisse Securities (USA) LLC	171,780	(171,780)	—
Goldman Sachs & Co.	1,559,229	(1,559,229)	—
HSBC Bank PLC	509,359	(509,359)	—
Jefferies LLC	7,515	(7,515)	—
JP Morgan Securities LLC	2,620,479	(2,620,479)	—
Morgan Stanley & Co. LLC	2,361,353	(2,361,353)	—
National Financial Services LLC	292,155	(292,155)	—
Nomura Securities International Inc.	15,693	(15,693)	—
Scotia Capital (USA) Inc.	32,690	(32,690)	—
SG Americas Securities LLC	48,019	(48,019)	—
State Street Bank & Trust Company	276,593	(276,593)
TD Prime Services LLC	237,221	(237,221)	—
Wells Fargo Bank, National Association	2,466,537	(2,466,537)	—
Wells Fargo Securities LLC	927,133	(927,133)	—

	$15,946,779	$(15,946,779)	$—

Total U.S. Stock Market
BNP Paribas Securities Corp	$351,649	$(351,649)	$—
BofA Securities, Inc.	1,170,517	(1,170,517)	—
Citadel Clearing LLC	205,257	(205,257)	—
Citigroup Global Markets Inc.	1,760,534	(1,760,534)	—
Credit Suisse AG Dublin Branch	7,472,532	(7,472,532)	—
Credit Suisse Securities (USA) LLC	198,965	(198,965)	—
Goldman Sachs & Co.	1,686,725	(1,686,725)	—
HSBC Bank PLC	491,543	(491,543)	—
Jefferies LLC	30,528	(30,528)	—
JP Morgan Securities LLC	2,583,649	(2,583,649)	—
Morgan Stanley & Co. LLC	3,092,381	(3,092,381)	—
National Financial Services LLC	19,104	(19,104)	—
Nomura Securities International Inc.	147	—	147
Scotia Capital (USA) Inc	188,475	(188,475)	—
SG Americas Securities LLC	219,123	(219,123)	—
State Street Bank & Trust Company	171,157	(171,157)	—
TD Prime Services LLC	3,818,327	(3,818,327)	—
Virtu Americas, LLC	49,093	(49,093)	—
Wells Fargo Bank, National Association	1,372,162	(1,372,162)	—
Wells Fargo Securities LLC	356,699	(356,699)	—

	$25,238,567	$(25,238,420)	$147

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Mid-Cap Index	0.02%
Small/Mid-Cap Index	0.03
Total U.S. Stock Market	0.01

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market
Investor A	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020, the following table shows the class specific service fees borne directly by each share class of each Fund:

Investor A
Mid-Cap Index	$129,870
Small/Mid-Cap Index	37,576
Total U.S. Stock Market	113,220

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$368	$918	$618	$1,904
Small/Mid-Cap Index	49	368	194	611
Total U.S. Stock Market	160	1,224	918	2,302

For the six months ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$45,917	$24,162	$64,878	$134,957
Small/Mid-Cap Index	3,560	4,222	1,298	9,080
Total U.S. Stock Market	20,731	9,389	7,286	37,406

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

Amount Waived
Mid-Cap Index	$4,489
Small/Mid-Cap Index	494
Total U.S. Stock Market	3,438

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Mid-Cap Index	$800
Small/Mid-Cap Index	217
Total U.S. Stock Market	255

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market
Institutional	0.12%	0.12%	0.08%
Investor A	0.37	0.37	0.33
Class K	0.07	0.07	0.03

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and transfer agent fees waived and/or reimbursed, respectively, in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Small/Mid-Cap Index	$89,223
Total U.S. Stock Market	43,223

For the six months ended January 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or reimbursed	Institutional	Investor A	Class K	Total
Mid-Cap Index	$—	$—	$86	$86
Small/Mid-Cap Index	214	—	1,297	1,511
Total U.S. Stock Market	113	—	7,285	7,398

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waivers described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022 for Small/Mid-Cap Index and Total U.S. Stock Market Index and effective May 13, 2022 for Mid-Cap Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the six months ended January 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Mid-Cap Index	Small/Mid-Cap Index
Fund Level	$17,202	$—
Institutional	7,857	90
Investor A	—	4

On January 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2020	2021	2022
Mid-Cap Index
Fund Level	$72,258	$—	$—
Institutional	—	—	—
Investor A	—	—	—
Class K	23,536	2,319	86
Small/Mid-Cap Index
Fund Level	$164,043	$176,663	$89,223
Institutional	1,897	2,596	214
Investor A	—	—	—
Class K	1,443	2,681	1,297
Total U.S. Stock Market
Fund Level	$198,638	$83,780	$43,223
Institutional	3,113	2,968	113
Investor A	—	—	—
Class K	11,043	9,833	7,285

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market
BTC	$39,079	$30,816	$28,695

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Mid-Cap Index	$4,630,178	$3,018,615	$714,225
Small/Mid-Cap Index	112,499	639,755	229,469
Total U.S. Stock Market	6,033,712	380,321	(18,425)

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, and excluding short-term securities, were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market
Purchases	$149,857,454	$25,790,132	$93,427,949
Sales	45,104,096	12,371,623	122,732,655

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Mid-Cap Index’s U.S. federal tax returns generally remains open for the four years ended July 31, 2019. The statute of limitations on Small/Mid-Cap Index’s and Total U.S. Stock Market Index’s U.S. federal tax returns generally remains open for the three years ended July 31, 2019 and period ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market
Tax cost	$1,060,949,030	$209,202,838	$858,456,832

Gross unrealized appreciation	341,356,436	45,336,585	361,436,825
Gross unrealized depreciation	(68,517,169)	(19,732,567)	(51,264,973)

Net unrealized appreciation	272,839,267	25,604,018	310,171,852

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and its investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2020		Year Ended July 31, 2019
Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,044,503	$22,530,311	19,591,728	$191,253,439
Shares issued in reinvestment of distributions	699,005	7,706,702	765,655	7,512,799
Shares redeemed	(2,375,210)	(25,839,229)	(14,441,003)	(143,870,600)

Net increase	368,298	$4,397,784	5,916,380	$54,895,638

Investor A
Shares sold and automatic conversion of shares	2,032,491	$22,342,575	4,554,939	$47,400,273
Shares issued in reinvestment of distributions	279,681	3,073,601	480,595	4,643,439
Shares redeemed	(2,762,097)	(30,251,905)	(14,483,364)	(147,818,491)

Net decrease	(449,925)	$(4,835,729)	(9,447,830)	$(95,774,779)

Class K
Shares sold	21,123,627	$233,315,924	48,296,843	$503,791,805
Shares issued in reinvestment of distributions	2,506,758	27,689,525	2,326,653	22,833,736
Shares redeemed	(11,376,621)	(125,752,452)	(17,689,266)	(182,223,737)

Net increase	12,253,764	$135,252,997	32,934,230	$344,401,804

Total Net Increase	12,172,137	$134,815,052	29,402,780	$303,522,663

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended January 31, 2020		Year Ended July 31, 2019
Small/Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	315,331	$4,016,246	637,030	$8,145,361
Shares issued in reinvestment of distributions	23,674	304,355	44,360	509,276
Shares redeemed	(119,336)	(1,537,526)	(812,235)	(10,315,818)

Net increase (decrease)	219,669	$2,783,075	(130,845)	$(1,661,181)

Investor A
Shares sold and automatic conversion of shares	715,324	$9,192,113	1,504,884	$18,715,343
Shares issued in reinvestment of distributions	46,984	603,643	104,559	1,193,741
Shares redeemed	(577,887)	(7,277,061)	(1,129,340)	(13,862,006)

Net increase	184,421	$2,518,695	480,103	$6,047,078

Class K
Shares sold	1,655,585	$21,303,452	7,573,657	$91,512,742
Shares issued in reinvestment of distributions	266,789	3,427,262	515,756	5,905,428
Shares redeemed	(941,002)	(12,004,598)	(2,552,278)	(31,293,786)

Net increase	981,372	$12,726,116	5,537,135	$66,124,384

Total Net Increase	1,385,462	$18,027,886	5,886,393	$70,510,281

	Six Months Ended January 31, 2020		Year Ended July 31, 2019
Total U.S. Stock Market Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	876,540	$12,636,522	2,499,414	$33,285,564
Shares issued in reinvestment of distributions	78,525	1,137,931	147,756	1,929,988
Shares redeemed	(1,219,695)	(16,965,650)	(2,552,364)	(33,977,477)

Net increase (decrease)	(264,630)	$(3,191,197)	94,806	$1,238,075

Investor A
Shares sold and automatic conversion of shares	1,749,569	$25,351,850	3,042,552	$40,135,043
Shares issued in reinvestment of distributions	79,342	1,150,631	129,085	1,682,445
Shares redeemed	(878,636)	(12,400,458)	(2,597,376)	(35,225,419)

Net increase	950,275	$14,102,023	574,261	$6,592,069

Class K
Shares sold	10,555,269	$153,479,182	25,256,478	$331,881,840
Shares issued in reinvestment of distributions	879,647	12,733,401	1,378,935	18,086,714
Shares redeemed	(13,653,327)	(199,619,790)	(18,119,444)	(241,103,837)

Net increase (decrease)	(2,218,411)	$(33,407,207)	8,515,969	$108,864,717

Total Net increase (decrease)	(1,532,766)	$(22,496,381)	9,185,036	$116,694,861

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Service Provider

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	97

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

AGC	Assured Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard and Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	99

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index5-1/20-SAR

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Edge MSCI Min Vol EAFE Index Fund
•	iShares Edge MSCI Min Vol USA Index Fund
•	iShares Edge MSCI Multifactor Intl Index Fund
•	iShares Edge MSCI Multifactor USA Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Investment Objective

iShares Edge MSCI Min Vol EAFE Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the United States and Canada.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 6.61%, while Class K Shares returned 6.63%. The benchmark MSCI EAFE Minimum Volatility (USD) Index (the “Index”) returned 6.51% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, within the eurozone, Germany underperformed while Belgium was the best-performing country due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In Asia-Pacific, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	6.61%	11.49%	6.45%
Class K	6.63	11.53	6.49
MSCI EAFE Minimum Volatility (USD) Index(d)	6.51	12.04	6.88

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI EAFE Minimum Volatility (USD) Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI EAFE Minimum Volatility (USD) Index (i.e. depositary receipts representing securities of the MSCI EAFE Minimum Volatility (USD) Index).

(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,066.10	$1.04	$1,000.00	$1,024.13	$1.02	0.20%
Class K	1,000.00	1,066.30	0.78	1,000.00	1,024.38	0.76	0.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Roche Holding AG	2%
Nestle SA, Registered Shares	2
Swisscom AG, Registered Shares	1
Zurich Insurance Group AG	1
Power Assets Holdings Ltd.	1
NTT DOCOMO, Inc.	1
Japan Real Estate Investment Corp.	1
Swiss Re AG	1
CLP Holdings Ltd.	1
Novartis AG, Registered Shares	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	29%
Switzerland	14
United Kingdom	12
Hong Kong	8
Australia	7
France	6
Germany	4
Singapore	4
Denmark	2
Belgium	2
Israel	2
Netherlands	2
Finland	2
Spain	1
Ireland	1
Norway	1
Italy	1
Short-Term Securities	1
Other(a)	1

(a)	Other includes a less than 1% investment in each of the following countries: China, New Zealand and Sweden.

FUND SUMMARY	5

Fund Summary as of January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund

Investment Objective

iShares Edge MSCI Min Vol USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 8.71%, while Class K Shares returned 8.73%. The benchmark MSCI USA Minimum Volatility (USD) Index (the “Index”) returned 8.21% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

At period end, the Fund received a large client cash inflow of 12.5%. This elevated cash balance position had no material impact to Fund performance for the period.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	8.71%	24.12%	12.99%
Class K	8.73	24.17	13.03
MSCI USA Minimum Volatility (USD) Index(d)	8.21	23.81	13.06

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Minimum Volatility (USD) Index.
(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-capitalization U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,087.10	$0.94	$1,000.00	$1,024.23	$0.92	0.18%
Class K	1,000.00	1,087.30	0.68	1,000.00	1,024.48	0.66	0.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Newmont Corp.	2%
NextEra Energy, Inc.	2
Coca-Cola Co.	2
Visa, Inc.	2
McDonald’s Corp.	2
PepsiCo, Inc.	2
Waste Management, Inc.	1
Republic Services, Inc.	1
Verizon Communications, Inc.	1
Yum! Brands, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Financials	16
Short-Term Securities	13
Consumer Staples	12
Health Care	10
Utilities	9
Consumer Discretionary	8
Real Estate	8
Industrials	7
Communication Services	6
Materials	3
Energy	2
Investment Companies	1
Liabilities in Excess of Other Assets	(13)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	7

Fund Summary as of January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

Investment Objective

iShares Edge MSCI Multifactor Intl Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the United States, that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 5.00%, while Class K Shares returned 5.02%. The benchmark MSCI World ex USA Diversified Multiple-Factor Index (the “Index”) returned 4.93% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, within the eurozone, Germany underperformed while Belgium was the best-performing country due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In Asia-Pacific, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	5.00%	5.72%	7.34%
Class K	5.02	5.77	7.39
MSCI World ex USA Diversified Multiple-Factor Index(d)	4.93	6.53	7.81

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World ex USA Diversified Multiple-Factor Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI World ex USA Diversified Multiple-Factor Index (i.e., depositary receipts representing securities of the MSCI World ex USA Diversified Multiple-Factor Index).

(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that is based on the MSCI World ex USA Index, its parent index, which includes large- and mid-capitalization stocks across 22 of 23 developed markets, excluding the United States. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,050.00	$1.80	$1,000.00	$1,023.38	$1.78	0.35%
Class K	1,000.00	1,050.20	1.55	1,000.00	1,023.63	1.53	0.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Roche Holding AG	4%
Rio Tinto PLC	2
Koninklijke Philips NV	2
BHP Group PLC	2
Hitachi Ltd.	2
Woolworths Group Ltd.	2
Astellas Pharma, Inc.	2
Nippon Telegraph & Telephone Corp.	2
Koninklijke Ahold Delhaize NV	2
Societe Generale SA	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	17%
Australia	16
Canada	13
Switzerland	10
United Kingdom	10
Netherlands	8
France	6
Hong Kong	4
Germany	3
Belgium	2
Spain	2
United States	2
Sweden	1
Singapore	1
Finland	1
Short-Term Securities	2
Other(a)	2

(a)	Other includes a less than 1% investment in each of the following countries: China, Colombia, Denmark, Ireland, Israel, Italy, New Zealand and Russia.

FUND SUMMARY	9

Fund Summary as of January 31, 2020	iShares Edge MSCI Multifactor USA Index Fund

Investment Objective

iShares Edge MSCI Multifactor USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund’s Institutional Shares returned 7.02%, while Class K Shares returned 7.13%. The benchmark MSCI USA Diversified Multiple-Factor Index (the “Index”) returned 7.23% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020	iShares Edge MSCI Multifactor USA Index Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	7.02%	14.42%	11.56%
Class K	7.13	14.57	11.64
MSCI USA Diversified Multiple-Factor Index(d)	7.23	14.85	11.98

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Diversified Multiple-Factor Index.
(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that is based on a traditional market cap weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.20	$1.30	$1,000.00	$1,023.88	$1.27	0.25%
Class K	1,000.00	1,071.30	1.04	1,000.00	1,024.13	1.02	0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Intel Corp.	3%
Apple, Inc.	3
AT&T, Inc.	3
Walmart, Inc.	2
Duke Energy Corp.	2
Intuit, Inc.	2
Microsoft Corp.	2
Micron Technology, Inc.	2
Target Corp.	2
Biogen, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	27%
Health Care	12
Consumer Discretionary	10
Industrials	9
Financials	9
Utilities	9
Real Estate	8
Communication Services	5
Consumer Staples	5
Short-Term Securities	3
Materials	3
Energy	3
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(3)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, which are based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.1%

Australia — 6.5%
Aurizon Holdings Ltd.	155,189	$556,276
AusNet Services	160,228	188,816
Australia & New Zealand Banking Group Ltd.	10,995	187,161
Brambles Ltd.	19,415	162,162
Caltex Australia Ltd.	8,121	185,191
Coca-Cola Amatil Ltd.	27,840	221,214
Cochlear Ltd.	701	111,646
Commonwealth Bank of Australia	15,309	866,757
Crown Resorts Ltd.	37,753	293,480
CSL Ltd.	2,194	451,237
Dexus	14,923	125,922
GPT Group	37,374	149,126
Harvey Norman Holdings Ltd.	28,543	80,099
Insurance Australia Group Ltd.	49,243	231,545
Medibank Pvt Ltd.	98,447	202,282
National Australia Bank Ltd.	11,017	188,194
Newcrest Mining Ltd.	27,861	557,778
Ramsay Health Care Ltd.	3,736	196,523
Scentre Group	73,705	189,115
Sonic Healthcare Ltd.	38,045	797,451
Suncorp Group Ltd.	16,268	138,972
Sydney Airport(a)	70,576	392,551
Telstra Corp. Ltd.	159,299	406,204
Transurban Group(a)	78,317	816,358
Vicinity Centres	43,979	74,232
Wesfarmers Ltd.	44,653	1,339,680
Westpac Banking Corp.	20,402	340,947
Woolworths Group Ltd.	57,090	1,585,608

		11,036,527

Belgium — 2.4%
Ageas	7,283	401,596
Colruyt SA	12,705	636,185
Groupe Bruxelles Lambert SA	14,309	1,437,964
Proximus SADP	32,877	936,734
UCB SA	7,977	734,061

		4,146,540

China — 0.1%
BOC Hong Kong Holdings Ltd.	47,000	155,362

Denmark — 2.5%
Carlsberg A/S, Class B	5,156	752,950
Chr Hansen Holding A/S	1,137	84,619
Coloplast A/S, Class B	6,719	847,140
DSV PANALPINA A/S	747	81,101
H Lundbeck A/S	3,022	128,412
Novo Nordisk A/S, Class B	16,110	980,642
Orsted A/S(b)	4,911	535,651
Tryg A/S	27,759	841,093

		4,251,608

Finland — 1.5%
Elisa OYJ	19,025	1,146,172
Neste OYJ	2,538	100,994
Nokia OYJ(c)	40,886	159,157
Sampo OYJ, Class A	26,233	1,187,493

		2,593,816

France — 6.3%
Aeroports de Paris	3,773	713,853
Air Liquide SA	6,056	875,634
Alstom SA	7,973	422,571
Covivio	1,923	228,191
Danone SA	9,501	760,312

Security	Shares	Value

France (continued)
EssilorLuxottica SA	4,146	$613,850
Eurazeo SE	1,193	85,381
Getlink SE	20,802	366,974
Hermes International	1,914	1,429,234
L’Oreal SA	2,323	646,132
Orange SA	81,334	1,149,735
Pernod Ricard SA	3,546	613,943
Sanofi	13,641	1,315,515
SCOR SE	4,738	201,379
Sodexo SA	5,315	556,506
Thales SA	4,121	452,202
TOTAL SA	5,855	285,084

		10,716,496

Germany — 4.1%
adidas AG	606	191,565
Beiersdorf AG	7,320	831,308
Deutsche Boerse AG	3,033	492,327
Deutsche Telekom AG, Registered Shares	97,319	1,576,159
Fraport AG Frankfurt Airport Services Worldwide	1,001	74,451
Hannover Rueck SE	5,721	1,110,826
Henkel AG & Co. KGaA	3,628	334,268
Merck KGaA	4,945	634,095
METRO AG	4,929	68,582
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,436	1,307,911
Siemens Healthineers AG(b)	4,380	205,839
Symrise AG	1,142	117,346
Telefonica Deutschland Holding AG	26,042	78,934

		7,023,611

Hong Kong — 8.2%
CK Infrastructure Holdings Ltd.	100,000	697,681
CLP Holdings Ltd.	184,500	1,918,716
Dairy Farm International Holdings Ltd.	78,200	402,730
Hang Seng Bank Ltd.(d)	41,100	830,768
HK Electric Investments & HK Electric Investments Ltd.(a)	608,000	607,483
HKT Trust & HKT Ltd.(a)	867,000	1,294,197
Hong Kong & China Gas Co. Ltd.	869,334	1,663,626
Jardine Matheson Holdings Ltd.	13,800	769,239
Jardine Strategic Holdings Ltd.	24,000	734,406
Link REIT	54,900	555,177
MTR Corp. Ltd.	245,500	1,376,926
PCCW Ltd.	962,000	566,592
Power Assets Holdings Ltd.	287,500	2,075,581
Yue Yuen Industrial Holdings Ltd.	119,500	332,270

		13,825,392

Ireland — 1.2%
Flutter Entertainment PLC	1,015	115,138
Kerry Group PLC, Class A	12,173	1,556,603
Kingspan Group PLC	4,681	288,905

		1,960,646

Israel — 1.8%
Azrieli Group Ltd.	1,026	75,613
Bank Hapoalim BM	80,805	693,762
Bank Leumi Le-Israel BM	118,897	854,861
Check Point Software Technologies Ltd.(c)	2,410	275,487
Elbit Systems Ltd.	644	98,341
Mizrahi Tefahot Bank Ltd.	25,873	704,303
Nice Ltd.(c)	1,574	271,300

		2,973,667

Italy — 1.1%
Assicurazioni Generali SpA	28,721	559,648
Davide Campari-Milano SpA	9,605	92,842

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Enel SpA	25,121	$218,962
Recordati SpA	3,865	165,386
Snam SpA	129,891	696,172
Terna Rete Elettrica Nazionale SpA	30,942	215,860

		1,948,870

Japan — 28.6%
ABC-Mart, Inc.	7,600	487,583
Ajinomoto Co., Inc.	19,000	312,927
ANA Holdings, Inc.	26,400	824,583
Asahi Group Holdings Ltd.	10,100	468,216
Astellas Pharma, Inc.	4,800	84,817
Bandai Namco Holdings, Inc.	2,600	151,082
Bridgestone Corp.	9,600	340,023
Calbee, Inc.	2,700	88,291
Canon, Inc.	46,200	1,211,563
Central Japan Railway Co.	2,900	569,217
Chugai Pharmaceutical Co. Ltd.	3,600	368,743
Chugoku Electric Power Co., Inc.	63,000	831,487
Daiwa House REIT Investment Corp.	405	1,080,552
East Japan Railway Co.	9,500	836,490
Fast Retailing Co. Ltd.	100	53,788
FUJIFILM Holdings Corp.	6,100	302,953
Hankyu Hanshin Holdings, Inc.	6,200	251,547
Hikari Tsushin, Inc.	1,200	294,965
Japan Airlines Co. Ltd.	26,200	737,017
Japan Post Bank Co. Ltd.	92,700	858,023
Japan Post Holdings Co. Ltd.	152,200	1,384,513
Japan Prime Realty Investment Corp.	180	832,743
Japan Real Estate Investment Corp.	273	1,993,533
Japan Retail Fund Investment Corp.	600	1,283,884
Japan Tobacco, Inc.	33,700	712,568
Kamigumi Co. Ltd.	6,100	130,342
Kao Corp.	3,400	271,174
KDDI Corp.	25,300	764,542
Keihan Holdings Co. Ltd.	9,200	416,033
Keio Corp.	8,000	457,600
Keisei Electric Railway Co. Ltd.	3,900	141,090
Kintetsu Group Holdings Co. Ltd.	22,800	1,201,634
Kirin Holdings Co. Ltd.	6,100	133,971
Kyowa Kirin Co. Ltd.	4,600	108,143
Kyushu Electric Power Co., Inc.	19,000	156,461
Kyushu Railway Co.	31,200	1,020,843
Lawson, Inc.	11,500	665,600
Maruichi Steel Tube Ltd.	2,900	80,467
McDonald’s Holdings Co. Japan Ltd.	15,300	727,231
MEIJI Holdings Co. Ltd.	7,100	499,654
Mitsubishi Heavy Industries Ltd.	2,200	80,250
Mizuho Financial Group, Inc.	746,500	1,107,008
MS&AD Insurance Group Holdings, Inc.	3,900	129,529
Nagoya Railroad Co. Ltd.	29,800	874,280
NEC Corp.	16,300	725,567
NH Foods Ltd.	2,300	100,963
Nippon Building Fund, Inc.	233	1,887,463
Nippon Prologis REIT, Inc.	412	1,184,395
Nippon Telegraph & Telephone Corp.	44,800	1,142,267
Nissin Foods Holdings Co. Ltd.	2,400	180,141
Nitori Holdings Co. Ltd.	3,400	528,363
Nomura Real Estate Master Fund, Inc.	648	1,141,049
NTT DOCOMO, Inc.	72,400	2,057,057
Odakyu Electric Railway Co. Ltd.	14,600	323,849
Olympus Corp.	5,100	82,402
Oracle Corp. Japan	1,400	121,181
Oriental Land Co. Ltd.	9,100	1,185,138
Orix J-REIT, Inc.	554	1,170,508

Security	Shares	Value

Japan (continued)
Osaka Gas Co. Ltd.	5,200	$87,994
Pan Pacific International Holdings Corp.	16,700	269,484
Sankyo Co. Ltd.	10,300	346,041
Secom Co. Ltd.	11,900	1,044,256
Seibu Holdings, Inc.	12,700	197,962
Sekisui House Ltd.	21,600	464,446
Seven & i Holdings Co. Ltd.	13,825	530,096
Seven Bank Ltd.	28,900	86,427
SG Holdings Co. Ltd.	3,500	74,002
Shimamura Co. Ltd.	4,700	353,126
Shimano, Inc.	1,100	168,660
Shionogi & Co. Ltd.	6,200	368,739
Softbank Corp.	26,500	363,556
Sohgo Security Services Co. Ltd.	2,100	108,992
Suntory Beverage & Food Ltd.	19,900	842,532
Takeda Pharmaceutical Co. Ltd.	5,800	222,740
Tobu Railway Co. Ltd.	16,700	588,290
Toho Co. Ltd.	4,700	173,142
Tokio Marine Holdings, Inc.	5,000	271,406
Tokyo Gas Co. Ltd.	13,900	305,605
Tokyu Corp.	5,400	95,160
Toyo Suisan Kaisha Ltd.	17,400	728,989
United Urban Investment Corp.	672	1,205,017
USS Co. Ltd.	5,100	92,563
West Japan Railway Co.	15,500	1,311,452
Yamada Denki Co. Ltd.	144,100	726,302
Yamazaki Baking Co. Ltd.	6,000	114,183

		48,298,465

Netherlands — 1.6%
Heineken Holding NV	1,449	142,404
Heineken NV	3,289	357,866
Koninklijke Ahold Delhaize NV	35,308	866,509
Koninklijke KPN NV	66,923	187,507
Koninklijke Vopak NV	3,884	207,974
Royal Dutch Shell PLC, Class A	14,378	377,572
Wolters Kluwer NV	7,421	557,625

		2,697,457

New Zealand — 0.8%
Auckland International Airport Ltd.	79,644	443,309
Fisher & Paykel Healthcare Corp. Ltd.	10,483	156,813
Meridian Energy Ltd.	69,891	240,176
Ryman Healthcare Ltd.	11,180	118,527
Spark New Zealand Ltd.	130,535	390,968

		1,349,793

Norway — 1.2%
Gjensidige Forsikring ASA	14,280	311,222
Mowi ASA	12,836	306,161
Orkla ASA	72,570	700,575
Telenor ASA	35,532	642,101

		1,960,059

Singapore — 3.7%
Ascendas Real Estate Investment Trust	62,536	143,991
CapitaLand Mall Trust	188,600	346,749
ComfortDelGro Corp. Ltd.	58,600	92,696
DBS Group Holdings Ltd.	22,800	420,000
Oversea-Chinese Banking Corp. Ltd.	80,100	630,315
SATS Ltd.	155,700	518,249
Singapore Airlines Ltd.	122,900	766,162
Singapore Exchange Ltd.	78,800	499,936
Singapore Technologies Engineering Ltd.	277,500	831,166
Singapore Telecommunications Ltd.	468,300	1,126,851
United Overseas Bank Ltd.	28,735	535,969
Wilmar International Ltd.	108,000	307,540

		6,219,624

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 1.2%
Aena SME SA(b)	2,223	$411,433
Endesa SA	31,664	869,401
Iberdrola SA(c)	484	5,303
Iberdrola SA	27,954	305,854
Red Electrica Corp. SA	23,191	463,965

		2,055,956

Sweden — 0.5%
ICA Gruppen AB	9,977	438,683
Telia Co. AB	108,012	461,907

		900,590

Switzerland — 13.7%
Alcon, Inc.(c)	1,447	85,486
Baloise Holding AG, Registered Shares	5,345	965,727
Barry Callebaut AG, Registered Shares	255	563,226
Chocoladefabriken Lindt & Spruengli AG	121	1,015,661
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	466,674
Geberit AG, Registered Shares	866	457,015
Givaudan SA, Registered Shares	571	1,883,998
Kuehne + Nagel International AG, Registered Shares	3,974	642,285
Nestle SA, Registered Shares	23,466	2,588,126
Novartis AG, Registered Shares	20,231	1,911,184
Partners Group Holding AG	548	501,669
Roche Holding AG	8,339	2,797,471
SGS SA, Registered Shares	33	95,458
Sonova Holding AG, Registered Shares	1,479	370,891
Swiss Life Holding AG, Registered Shares	2,425	1,218,985
Swiss Prime Site AG, Registered Shares(c)	7,659	935,050
Swiss Re AG	17,072	1,927,751
Swisscom AG, Registered Shares	4,450	2,441,552
Zurich Insurance Group AG	5,587	2,319,262

		23,187,471

United Kingdom — 12.1%
Admiral Group PLC	27,933	831,607
Associated British Foods PLC	3,794	131,324
AstraZeneca PLC	9,553	934,547
BAE Systems PLC	65,632	545,596
Berkeley Group Holdings PLC	4,183	289,439
BP PLC	26,840	161,580
British American Tobacco PLC	3,820	168,443
Bunzl PLC	8,896	230,409
Coca-Cola European Partners PLC	10,349	544,461
Compass Group PLC	54,265	1,341,550
Croda International PLC	3,806	249,935
Diageo PLC	41,509	1,641,395
Direct Line Insurance Group PLC	220,373	981,510
Experian PLC	11,679	406,522
GlaxoSmithKline PLC	73,450	1,724,563

Security	Shares	Value

United Kingdom (continued)
Halma PLC	4,315	$119,769
HSBC Holdings PLC	110,414	802,730
Imperial Brands PLC	10,725	275,013
National Grid PLC	131,838	1,751,688
Reckitt Benckiser Group PLC	3,748	310,234
RELX PLC	45,991	1,220,225
Rentokil Initial PLC	13,992	86,171
RSA Insurance Group PLC	85,886	623,126
Sage Group PLC	15,593	151,808
Severn Trent PLC	9,344	318,216
Smith & Nephew PLC	46,005	1,106,922
SSE PLC	29,165	580,552
Tesco PLC	55,530	180,612
Unilever NV	12,813	747,666
Unilever PLC	17,394	1,037,575
United Utilities Group PLC	21,024	281,316
Vodafone Group PLC	112,721	221,465
Whitbread PLC	3,010	177,436
WM Morrison Supermarkets PLC	102,858	246,634

		20,422,039

Total Long-Term Investments — 99.1% (Cost — $148,270,226)		167,723,989

Short-Term Securities — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.81%(e)(f)(g)	834,672	835,172
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.54%(e)(g)	112,695	112,695

Total Short-Term Securities — 0.6% (Cost — $947,867)		947,867

Total Investments — 99.7% (Cost — $149,218,093)		168,671,856

Other Assets Less Liabilities — 0.3%		479,193

Net Assets — 100.0%		$169,151,049

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	637,956	196,716	834,672	$835,172	$2,513	(b)	$122	$(201)
BlackRock Cash Funds: Treasury, SL Agency Shares	156,274	(43,579)	112,695	112,695	3,359		—	—

				$947,867	$5,872		$122	$(201)

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	3	03/12/20	$320	$(7,359)
SPI 200 Index	3	03/19/20	349	1,836
FTSE 100 Index	4	03/20/20	381	(6,575)

				$(12,098)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,836	$—	$—	$—	$1,836

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,934	$—	$—	$—	$13,934

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$99,456	$—	$—	$—	$99,456

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(15,880)	$—	$—	$—	$(15,880)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$1,144,163

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$11,036,527	$—	$11,036,527
Belgium	636,185	3,510,355	—	4,146,540
China	—	155,362	—	155,362
Denmark	—	4,251,608	—	4,251,608
Finland	100,994	2,492,822	—	2,593,816
France	—	10,716,496	—	10,716,496
Germany	910,242	6,113,369	—	7,023,611
Hong Kong	1,010,213	12,815,179	—	13,825,392
Ireland	1,845,508	115,138	—	1,960,646
Israel	275,487	2,698,180	—	2,973,667
Italy	—	1,948,870	—	1,948,870
Japan	2,346,066	45,952,399	—	48,298,465
Netherlands	—	2,697,457	—	2,697,457
New Zealand	—	1,349,793	—	1,349,793
Norway	—	1,960,059	—	1,960,059
Singapore	—	6,219,624	—	6,219,624
Spain	—	2,055,956	—	2,055,956
Sweden	—	900,590	—	900,590
Switzerland	1,482,335	21,705,136	—	23,187,471
United Kingdom	1,152,116	19,269,923	—	20,422,039
Short-Term Securities	947,867	—	—	947,867

	$10,707,013	$157,964,843	$—	$168,671,856

Derivative Financial Instruments(a)
Assets:
Equity Contracts	$1,836	$—	$—	$1,836
Liabilities:
Equity Contracts	(13,934)	—	—	(13,934)

	$(12,098)	$—	$—	$(12,098)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 1.8%
L3Harris Technologies, Inc.	1,114	$246,562
Lockheed Martin Corp.	761	325,799
Northrop Grumman Corp.	113	42,327
Raytheon Co.	162	35,792
United Technologies Corp.	711	106,792

		757,272

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	558	40,299

Banks — 0.7%
M&T Bank Corp.	284	47,860
Truist Financial Corp.	390	20,112
U.S. Bancorp	3,432	182,651
Wells Fargo & Co.	641	30,089

		280,712

Beverages — 3.2%
Brown-Forman Corp., Class B	558	37,743
Coca-Cola Co.	11,401	665,818
PepsiCo, Inc.	4,500	639,090

		1,342,651

Biotechnology — 0.2%
Amgen, Inc.	358	77,346

Capital Markets — 1.7%
Cboe Global Markets, Inc.	1,247	153,655
CME Group, Inc.	1,458	316,547
Intercontinental Exchange, Inc.	2,486	247,954
MarketAxess Holdings, Inc.	74	26,209

		744,365

Chemicals — 1.0%
Air Products & Chemicals, Inc.	507	121,026
Ecolab, Inc.	1,388	272,201
Linde PLC	116	23,563

		416,790

Commercial Services & Supplies — 4.1%
Republic Services, Inc.	6,619	629,136
Waste Connections, Inc.	4,838	465,948
Waste Management, Inc.	5,225	635,882

		1,730,966

Communications Equipment — 1.7%
Cisco Systems, Inc.	6,105	280,647
Juniper Networks, Inc.	1,734	39,778
Motorola Solutions, Inc.	2,181	386,037

		706,462

Containers & Packaging — 0.3%
Amcor PLC(a)	7,773	82,316
Ball Corp.	463	33,419

		115,735

Distributors — 0.1%
Genuine Parts Co.	678	63,440

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	1,118	250,913

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	11,690	439,778
Verizon Communications, Inc.	10,112	601,057
Zayo Group Holdings, Inc.(a)	2,221	77,180

		1,118,015

Security	Shares	Value

Electric Utilities — 6.0%
Alliant Energy Corp.	857	$50,872
American Electric Power Co., Inc.	2,179	227,095
Duke Energy Corp.	4,545	443,728
Evergy, Inc.	1,683	121,445
Eversource Energy	1,293	119,525
NextEra Energy, Inc.	2,483	665,941
Southern Co.	7,055	496,672
Xcel Energy, Inc.	6,429	444,823

		2,570,101

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	2,290	227,786
FLIR Systems, Inc.	1,079	55,612
TE Connectivity Ltd.	348	32,079

		315,477

Equity Real Estate Investment Trusts (REITs) — 8.0%
American Tower Corp.	1,378	319,338
AvalonBay Communities, Inc.	1,709	370,323
Camden Property Trust	1,629	183,148
Crown Castle International Corp.	1,580	236,747
Equinix, Inc.	44	25,948
Equity Residential	3,847	319,609
Essex Property Trust, Inc.	498	154,261
Extra Space Storage, Inc.	1,233	136,468
Healthpeak Properties, Inc.	6,299	226,701
Invitation Homes, Inc.	2,163	68,070
Mid-America Apartment Communities, Inc.	778	106,749
National Retail Properties, Inc.	1,638	91,728
Public Storage	1,676	375,022
Realty Income Corp.	3,419	268,084
SBA Communications Corp.	198	49,413
UDR, Inc.	3,269	156,618
Ventas, Inc.	1,087	62,894
Welltower, Inc.	2,096	177,971
WP Carey, Inc.	1,154	97,074

		3,426,166

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	90	27,497
Sysco Corp.	1,913	157,134
Walmart, Inc.	2,250	257,602

		442,233

Food Products — 4.7%
Bunge Ltd.	383	20,081
Campbell Soup Co.	1,673	80,956
General Mills, Inc.	1,415	73,891
Hershey Co.	3,299	511,906
Hormel Foods Corp.	7,635	360,830
J.M. Smucker Co.	920	95,321
Kellogg Co.	3,015	205,653
Lamb Weston Holdings, Inc.	2,554	233,206
McCormick & Co., Inc.	1,140	186,242
Mondelez International, Inc., Class A	3,729	213,970
Tyson Foods, Inc., Class A	306	25,285

		2,007,341

Health Care Equipment & Supplies — 4.1%
Abbott Laboratories	1,190	103,697
Baxter International, Inc.	3,020	269,445
Becton Dickinson & Co.	400	110,072
Cooper Cos., Inc.	362	125,574
Danaher Corp.	1,984	319,166
DENTSPLY SIRONA, Inc.	654	36,624
Medtronic PLC	4,287	494,891
Stryker Corp.	1,152	242,726

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	159	$23,516

		1,725,711

Health Care Providers & Services — 1.5%
Anthem, Inc.	630	167,126
Henry Schein, Inc.(a)	294	20,268
Humana, Inc.	400	134,496
Quest Diagnostics, Inc.	230	25,454
UnitedHealth Group, Inc.	881	240,029
Universal Health Services, Inc., Class B	502	68,829

		656,202

Health Care Technology — 0.1%
Cerner Corp.	315	22,626

Hotels, Restaurants & Leisure — 3.7%
Darden Restaurants, Inc.	797	92,795
McDonald’s Corp.	3,093	661,809
Starbucks Corp.	3,016	255,847
Yum! Brands, Inc.	5,382	569,254

		1,579,705

Household Durables — 0.6%
D.R. Horton, Inc.	580	34,336
Garmin Ltd.	1,066	103,349
NVR, Inc.(a)	27	103,058

		240,743

Household Products — 2.5%
Church & Dwight Co., Inc.	1,927	143,022
Clorox Co.	1,104	173,670
Colgate-Palmolive Co.	1,968	145,199
Kimberly-Clark Corp.	976	139,802
Procter & Gamble Co.	3,883	483,900

		1,085,593

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	809	140,135

Insurance — 11.1%
Aflac, Inc.	5,352	276,003
Alleghany Corp.(a)	128	102,100
Allstate Corp.	2,590	307,019
American Financial Group, Inc.	1,345	146,322
American International Group, Inc.	861	43,274
Aon PLC	1,563	344,251
Arch Capital Group Ltd.(a)	5,764	254,538
Arthur J Gallagher & Co.	2,418	248,014
Brown & Brown, Inc.	4,208	188,939
Chubb Ltd.	2,672	406,117
Cincinnati Financial Corp.	802	84,170
Erie Indemnity Co., Class A	174	28,971
Everest Re Group Ltd.	1,201	332,161
Fidelity National Financial, Inc.	2,935	143,081
Hartford Financial Services Group, Inc.	4,356	258,224
Loews Corp.	399	20,529
Markel Corp.(a)	160	187,675
Marsh & McLennan Cos., Inc.	2,714	303,588
Progressive Corp.	2,179	175,823
RenaissanceRe Holdings Ltd.	1,230	233,011
Travelers Cos., Inc.	1,656	217,963
W.R. Berkley Corp.	4,320	317,650
Willis Towers Watson PLC	504	106,490

		4,725,913

Interactive Media & Services — 0.1%
Alphabet, Inc., Class C(a)	36	51,632

Security	Shares	Value

Internet & Direct Marketing Retail — 0.1%
eBay, Inc.	629	$21,109
Expedia Group, Inc.	209	22,666

		43,775

IT Services — 11.3%
Accenture PLC, Class A	2,422	497,019
Automatic Data Processing, Inc.	1,426	244,402
Black Knight, Inc.(a)	4,409	295,050
Booz Allen Hamilton Holding Corp.	1,307	101,998
Broadridge Financial Solutions, Inc.	1,079	128,563
Cognizant Technology Solutions Corp., Class A	2,646	162,411
Fidelity National Information Services, Inc.	3,066	440,462
Fiserv, Inc.(a)	3,063	363,302
FleetCor Technologies, Inc.(a)	367	115,689
International Business Machines Corp.	1,098	157,816
Jack Henry & Associates, Inc.	2,222	332,278
Mastercard, Inc., Class A	1,166	368,386
Paychex, Inc.	5,287	453,466
VeriSign, Inc.(a)	724	150,693
Visa, Inc., Class A	3,338	664,162
Western Union Co.	12,223	328,799

		4,804,496

Machinery — 0.2%
WABCO Holdings, Inc.(a)	787	106,757

Media — 2.0%
Charter Communications, Inc., Class A(a)(b)	257	132,987
Comcast Corp., Class A	4,966	214,482
Fox Corp., Class B(a)	837	30,408
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	720	34,970
Omnicom Group, Inc.	1,101	82,916
Sirius XM Holdings, Inc.	7,610	53,803
Walt Disney Co.	2,173	300,548

		850,114

Metals & Mining — 1.7%
Newmont Corp.	15,983	720,194

Mortgage Real Estate Investment Trusts (REITs) — 1.7%
AGNC Investment Corp.	16,148	300,191
Annaly Capital Management, Inc.	42,927	418,968

		719,159

Multi-Utilities — 2.6%
CMS Energy Corp.	1,530	104,820
Consolidated Edison, Inc.	5,130	482,220
Dominion Energy, Inc.	2,142	183,677
DTE Energy Co.	188	24,931
Sempra Energy	171	27,469
WEC Energy Group, Inc.	2,999	299,570

		1,122,687

Multiline Retail — 0.9%
Dollar General Corp.	1,324	203,115
Dollar Tree, Inc.(a)	1,237	107,705
Target Corp.	666	73,753

		384,573

Oil, Gas & Consumable Fuels — 2.1%
Cabot Oil & Gas Corp.	1,597	22,502
Cheniere Energy, Inc.(a)	1,082	64,098
Chevron Corp.	3,111	333,312
Exxon Mobil Corp.	4,728	293,703
Kinder Morgan, Inc.	6,773	141,352
Occidental Petroleum Corp.	573	22,760
ONEOK, Inc.	285	21,338

		899,065

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	2,250	$141,638
Eli Lilly & Co.	3,105	433,582
Johnson & Johnson	3,629	540,249
Merck & Co., Inc.	5,511	470,860
Pfizer, Inc.	9,747	362,978
Zoetis, Inc.	1,050	140,921

		2,090,228

Professional Services — 0.3%
Verisk Analytics, Inc.	812	131,926

Road & Rail — 0.2%
AMERCO	177	65,715

Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc.	281	85,750
Intel Corp.	881	56,322
Texas Instruments, Inc.	184	22,200

		164,272

Software — 3.5%
CDK Global, Inc.	745	39,992
Citrix Systems, Inc.	3,551	430,452
Intuit, Inc.	268	75,142
Microsoft Corp.	2,902	494,008
Oracle Corp.	4,894	256,690
Palo Alto Networks, Inc.(a)	277	65,034
Tyler Technologies, Inc.(a)	434	140,477

		1,501,795

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	128	16,864
AutoZone, Inc.(a)	170	179,853
Burlington Stores, Inc.(a)	177	38,492
Home Depot, Inc.	1,289	294,021
O’Reilly Automotive, Inc.(a)	304	123,454
Ross Stores, Inc.	946	106,132
TJX Cos., Inc.	4,270	252,101

		1,010,917

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	208	64,378
Dell Technologies, Inc., Class C(a)	363	17,704

		82,082

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	1,344	129,427

Security	Shares	Value

Tobacco — 0.5%
Altria Group, Inc.	3,056	$145,252
Philip Morris International, Inc.	856	70,791

		216,043

Water Utilities — 0.1%
American Water Works Co., Inc.	202	27,512

Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.(a)	4,066	321,987

Total Common Stocks — 98.7% (Cost — $35,883,535)		42,027,268

Investment Companies — 0.7%

Equity Fund — 0.7%
iShares Edge MSCI Min Vol USA ETF(e)	4,189	281,250

Total Investment Companies — 0.7% (Cost — $271,920)		281,250

Total Long-Term Investments — 99.4% (Cost — $36,155,455)		42,308,518

Short-Term Securities — 13.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.81%(c)(d)(e)	104,583	104,645
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.54%(d)(e)	5,589,055	5,589,055

Total Short-Term Securities — 13.4% (Cost — $5,693,680)		5,693,700

Total Investments — 112.8% (Cost — $41,849,135)		48,002,218

Liabilities in Excess of Other Assets — (12.8)%		(5,447,406)

Net Assets — 100.0%		$42,554,812

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	156,313	—	(51,730)	104,583	$104,645	$369	(c)	$(2)	$21
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	201,619	5,387,436	—	5,589,055	5,589,055	5,082		—	—
iShares Edge MSCI Min Vol USA ETF	1,087	56,527	(53,425)	4,189	281,250	2,154		20,878	4,091

					$5,974,950	$7,605		$20,876	$4,112

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Min Vol USA Index Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,927	$—	$—	$—	$9,927

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$227,685

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$42,027,268	$—	$—	$42,027,268
Investment Companies	281,250	—	—	281,250
Short-Term Securities	5,693,700	—	—	5,693,700

	$48,002,218	$—	$—	$48,002,218

(a)	See above Schedule of Investments for values in each sector.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.1%

Australia — 15.8%
AGL Energy Ltd.	4,502	$59,747
Aurizon Holdings Ltd.	13,581	48,681
Bendigo & Adelaide Bank Ltd.	3,353	23,152
BHP Group PLC	11,518	250,707
BlueScope Steel Ltd.	3,490	32,663
CIMIC Group Ltd.	668	12,925
Coca-Cola Amatil Ltd.	3,494	27,763
Cochlear Ltd.	397	63,229
Dexus	7,318	61,750
Flight Centre Travel Group Ltd.	376	9,793
Fortescue Metals Group Ltd.	9,480	70,226
GPT Group	12,738	50,826
Harvey Norman Holdings Ltd.	3,842	10,782
Magellan Financial Group Ltd.	868	38,226
Medibank Pvt Ltd.	18,712	38,448
Mirvac Group	26,757	60,363
Newcrest Mining Ltd.	3,097	62,002
Qantas Airways Ltd.	4,968	21,063
Rio Tinto Ltd.	2,560	166,114
Rio Tinto PLC	4,856	259,671
Scentre Group	36,394	93,381
Sonic Healthcare Ltd.	2,844	59,612
Woolworths Group Ltd.	8,615	239,272

		1,760,396

Belgium — 2.3%
Ageas	1,222	67,383
Colruyt SA	379	18,978
Groupe Bruxelles Lambert SA	563	56,578
Proximus SADP	1,054	30,030
UCB SA	860	79,139

		252,108

Canada — 13.1%
Air Canada(a)	886	29,678
Atco Ltd., Class I	534	20,829
Canadian Apartment Properties REIT	523	22,368
CGI, Inc.(a)	1,644	125,878
CI Financial Corp.	1,540	26,986
Constellation Software, Inc.	138	145,054
Empire Co. Ltd., Class A	1,189	27,582
First Capital Real Estate Investment Trust	1,233	20,190
Gildan Activewear, Inc.	1,390	38,515
H&R Real Estate Investment Trust	991	16,017
Husky Energy, Inc.	2,490	16,200
Hydro One Ltd.(b)	2,304	46,832
iA Financial Corp. Inc.	716	39,403
IGM Financial, Inc.	573	16,570
Intact Financial Corp.	948	102,701
Kinross Gold Corp.(a)	8,601	43,609
Kirkland Lake Gold Ltd.	1,369	56,140
Loblaw Cos. Ltd.	1,253	65,557
Magna International, Inc.	2,016	102,201
Metro, Inc.	1,744	71,096
Open Text Corp.	1,844	82,990
Power Corp. of Canada	2,038	50,850
Power Financial Corp.	1,789	46,435
RioCan Real Estate Investment Trust	1,076	22,083
SmartCentres Real Estate Investment Trust	515	12,223
Teck Resources Ltd., Class B	3,380	43,674
Thomson Reuters Corp.	1,363	109,574
WSP Global, Inc.	727	51,666

		1,452,901

Security	Shares	Value

China — 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	15,500	$10,640

Colombia — 0.1%
Millicom International Cellular SA, SDR	228	10,767

Denmark — 0.2%
H Lundbeck A/S	484	20,566

Finland — 1.1%
Elisa OYJ	995	59,944
Nokian Renkaat OYJ	853	22,998
Orion OYJ, Class B	723	34,160

		117,102

France — 6.3%
Alstom SA	404	21,412
Atos SE	680	56,391
BioMerieux	289	28,644
Bouygues SA	1,539	60,805
Cie Generale des Etablissements Michelin SCA	1,171	135,863
Eurazeo SE	272	19,467
Eutelsat Communications SA	1,211	18,151
Faurecia SE	520	24,776
Ipsen SA	259	19,220
Peugeot SA	4,019	82,752
SCOR SE	1,099	46,711
Societe Generale SA	5,559	179,887

		694,079

Germany — 2.3%
Carl Zeiss Meditec AG, Bearer Shares	277	33,819
Covestro AG(b)	1,192	50,234
Deutsche Lufthansa AG, Registered Shares	1,619	24,664
Hannover Rueck SE	416	80,773
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	87	25,651
Puma SE	565	45,241

		260,382

Hong Kong — 4.2%
Hang Lung Properties Ltd.	14,000	29,245
Hongkong Land Holdings Ltd.	7,900	41,933
Kerry Properties Ltd.	4,500	12,552
Link REIT(c)	12,500	126,406
Sino Land Co. Ltd.	20,235	27,577
Swire Pacific Ltd., Class A	3,500	30,733
Swire Properties Ltd.	7,800	24,214
Vitasoy International Holdings Ltd.	6,000	21,627
WH Group Ltd.(b)	65,500	61,642
Wharf Real Estate Investment Co. Ltd.	8,000	41,314
Wheelock & Co. Ltd.	6,000	36,523
Yue Yuen Industrial Holdings Ltd.	5,000	13,903

		467,669

Ireland — 0.4%
AerCap Holdings NV(a)	840	47,552

Israel — 0.3%
Israel Discount Bank Ltd., Series A	7,912	35,886

Italy — 0.3%
Leonardo SpA	2,510	30,838

Japan — 17.2%
AGC, Inc.	1,300	43,821
Alfresa Holdings Corp.	1,300	26,120
Amada Holdings Co. Ltd.	2,200	22,913
Astellas Pharma, Inc.	12,900	227,945
Brother Industries Ltd.	1,500	28,969

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Calbee, Inc.	600	$19,620
Chubu Electric Power Co., Inc.	4,400	59,755
Credit Saison Co. Ltd.	1,100	17,645
Daicel Corp.	1,700	16,093
Electric Power Development Co. Ltd.	1,000	22,551
Fujitsu Ltd.	1,300	137,452
Hino Motors Ltd.	2,000	18,728
Hitachi Ltd.	6,400	243,760
Japan Airlines Co. Ltd.	800	22,504
JTEKT Corp.	1,400	14,846
Kakaku.com, Inc.	900	23,512
Kamigumi Co. Ltd.	700	14,957
Konica Minolta, Inc.	3,000	18,312
Kurita Water Industries Ltd.	700	20,470
Marubeni Corp.	10,700	76,886
Medipal Holdings Corp.	1,200	25,428
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,700	16,912
NEC Corp.	1,700	75,673
NH Foods Ltd.	600	26,338
Nippon Telegraph & Telephone Corp.	8,800	224,374
Obayashi Corp.	4,500	49,351
ORIX Corp.	1,400	23,649
Shimamura Co. Ltd.	200	15,027
Shinsei Bank Ltd.	1,100	16,842
Sumitomo Dainippon Pharma Co. Ltd.	1,100	18,883
Sumitomo Heavy Industries Ltd.	800	20,957
Sumitomo Rubber Industries Ltd.	1,200	13,185
Sundrug Co. Ltd.	500	16,944
Suzuken Co. Ltd.	500	19,170
Toho Gas Co. Ltd.	500	19,316
Tohoku Electric Power Co., Inc.	3,000	28,119
Tokyo Electric Power Co. Holdings, Inc.(a)	10,400	41,183
Tokyo Gas Co. Ltd.	2,600	57,164
Toppan Printing Co. Ltd.	1,900	37,867
Tosoh Corp.	1,800	25,389
Toyo Suisan Kaisha Ltd.	600	25,138
Toyoda Gosei Co. Ltd.	400	9,075
Yamazaki Baking Co. Ltd.	800	15,224
Yokohama Rubber Co. Ltd.	700	11,898

		1,909,965

Netherlands — 7.6%
Aegon NV	12,170	49,287
EXOR NV	766	56,445
Koninklijke Ahold Delhaize NV	8,101	198,810
Koninklijke Philips NV	5,518	252,710
Koninklijke Vopak NV	536	28,701
NN Group NV	2,077	72,090
Randstad NV	820	47,097
Wolters Kluwer NV	1,919	144,197

		849,337

New Zealand — 0.5%
Mercury NZ Ltd.	4,409	14,854
Spark New Zealand Ltd.	12,672	37,954

		52,808

Russia — 0.1%
Evraz PLC	3,422	15,888

Singapore — 1.1%
ComfortDelGro Corp. Ltd.	14,800	23,411
Mapletree Commercial Trust	13,500	23,184
Singapore Airlines Ltd.	3,600	22,443
Singapore Exchange Ltd.	5,200	32,991
Venture Corp. Ltd.	1,900	22,436

		124,465

Security	Shares	Value

Spain — 1.7%
Enagas SA	607	$16,355
Mapfre SA	9,389	24,028
Red Electrica Corp. SA	3,073	61,479
Repsol SA	6,666	91,743

		193,605

Sweden — 1.2%
Boliden AB	1,873	44,465
ICA Gruppen AB	618	27,173
Kinnevik AB, Class B	1,674	40,391
L E Lundbergforetagen AB, B Shares	534	23,182

		135,211

Switzerland — 10.3%
Adecco Group AG, Registered Shares	1,062	62,221
Baloise Holding AG, Registered Shares	332	59,985
Coca-Cola HBC AG(a)	1,343	49,331
Pargesa Holding SA, Bearer Shares	267	21,389
Roche Holding AG	1,211	406,252
SGS SA, Registered Shares	36	104,136
Sonova Holding AG, Registered Shares	380	95,293
STMicroelectronics NV	4,676	130,190
Swiss Life Holding AG, Registered Shares	229	115,112
Swisscom AG, Registered Shares	179	98,211

		1,142,120

United Kingdom — 10.2%
3i Group PLC	6,707	97,565
Barratt Developments PLC	6,976	73,859
Berkeley Group Holdings PLC	816	56,462
Burberry Group PLC	2,817	72,229
Direct Line Insurance Group PLC	9,470	42,178
easyJet PLC	1,091	20,027
Fiat Chrysler Automobiles NV	7,457	97,144
Halma PLC	766	21,261
Hargreaves Lansdown PLC	1,951	44,287
J. Sainsbury PLC	12,156	32,423
JD Sports Fashion PLC	2,951	31,913
Kingfisher PLC	14,347	38,518
M&G PLC(a)	17,407	54,929
Marks & Spencer Group PLC	13,259	30,747
Meggitt PLC	5,449	48,475
Pearson PLC	5,347	39,910
Persimmon PLC	2,184	87,924
Smith & Nephew PLC	6,002	144,413
Taylor Wimpey PLC	22,490	63,880
WM Morrison Supermarkets PLC	16,546	39,674

		1,137,818

United States — 1.7%
Carnival PLC	1,096	44,762
Ferguson PLC	1,570	140,989

		185,751

Total Common Stocks — 98.1% (Cost — $10,175,812)		10,907,854

Preferred Stock

Germany — 0.6%
Porsche Automobile Holding SE, Preference Shares, 0.00%	1,044	70,398

Total Preferred Stocks — 0.6% (Cost — $86,019)		70,398

Total Long-Term Investments — 98.7% (Cost — $10,261,831)		10,978,252

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.81%(d)(e)(f)	126,749	$126,825
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.54%(d)(f)	16,924	16,924

Total Short-Term Securities — 1.3% (Cost — $143,749)		143,749

Total Investments — 100.0% (Cost — $10,405,580)		11,122,001

Liabilities in Excess of Other Assets — (0.0)%		(4,456)

Net Assets — 100.0%		$11,117,545

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	35,420	91,329	126,749	$126,825	$49	(b)	$4	$(1)
BlackRock Cash Funds: Treasury, SL Agency Shares	285,315	(268,391)	16,924	16,924	149		—	—

				$143,749	$198		$4	$(1)

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	3	03/20/20	$121	$(3,488)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,488	$—	$—	$—	$3,488

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,418	$—	$—	$—	$10,418

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(4,863)	$—	$—	$—	$(4,863)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$100,789

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$1,760,396	$—	$1,760,396
Belgium	18,978	233,130	—	252,108
Canada	1,452,901	—	—	1,452,901
China	—	10,640	—	10,640
Colombia	—	10,767	—	10,767
Denmark	—	20,566	—	20,566
Finland	22,998	94,104	—	117,102
France	—	694,079	—	694,079
Germany	—	260,382	—	260,382
Hong Kong	—	467,669	—	467,669
Ireland	47,552	—	—	47,552
Israel	—	35,886	—	35,886
Italy	—	30,838	—	30,838
Japan	—	1,909,965	—	1,909,965
Netherlands	—	849,337	—	849,337
New Zealand	—	52,808	—	52,808
Russia	—	15,888	—	15,888
Singapore	—	124,465	—	124,465
Spain	—	193,605	—	193,605
Sweden	—	135,211	—	135,211
Switzerland	—	1,142,120	—	1,142,120
United Kingdom	120,343	1,017,475	—	1,137,818
United States	—	185,751	—	185,751
Preferred Stock	—	70,398	—	70,398
Short-Term Securities	143,749	—	—	143,749

	$1,806,521	$9,315,480	$—	$11,122,001

Derivative Financial Instruments(a)
Liabilities:
Equity Contracts	$(3,488)	$—	$—	$(3,488)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments January 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.7%

Aerospace & Defense — 1.5%
Huntington Ingalls Industries, Inc.	209	$54,549
Spirit AeroSystems Holdings, Inc., Class A	541	35,338
Teledyne Technologies, Inc.(a)	187	68,267
Textron, Inc.	1,197	54,978

		213,132

Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	888	64,859

Airlines — 0.8%
Delta Air Lines, Inc.	847	47,212
Southwest Airlines Co.	686	37,716
United Airlines Holdings, Inc.(a)	328	24,534

		109,462

Auto Components — 0.7%
Autoliv, Inc.	428	32,798
BorgWarner, Inc.	1,067	36,587
Lear Corp.	301	37,077

		106,462

Biotechnology — 1.8%
Biogen, Inc.(a)(b)	954	256,483

Building Products — 0.5%
Lennox International, Inc.	182	42,402
Owens Corning	556	33,633

		76,035

Capital Markets — 2.4%
Eaton Vance Corp.	586	26,809
Franklin Resources, Inc.	1,559	39,443
MarketAxess Holdings, Inc.	195	69,065
SEI Investments Co.	662	43,202
T. Rowe Price Group, Inc.	1,219	162,773

		341,292

Chemicals — 1.6%
Celanese Corp.	643	66,551
Eastman Chemical Co.	712	50,744
LyondellBasell Industries NV, Class A	1,380	107,447

		224,742

Commercial Services & Supplies — 0.2%
Rollins, Inc.	741	28,121

Communications Equipment — 1.6%
F5 Networks, Inc.(a)	307	37,491
Juniper Networks, Inc.	1,807	41,452
Motorola Solutions, Inc.	833	147,441

		226,384

Construction & Engineering — 0.5%
Jacobs Engineering Group, Inc.	703	65,049

Consumer Finance — 0.5%
Ally Financial, Inc.	2,032	65,085

Containers & Packaging — 0.3%
Packaging Corp. of America	492	47,109

Diversified Financial Services — 0.7%
Equitable Holdings, Inc.	2,169	52,099
Voya Financial, Inc.	734	43,842

		95,941

Diversified Telecommunication Services — 3.1%
AT&T, Inc.	10,194	383,498
Verizon Communications, Inc.	1,045	62,115

		445,613

Security	Shares	Value

Electric Utilities — 5.7%
Duke Energy Corp.	3,510	$342,681
Exelon Corp.	5,021	238,950
OGE Energy Corp.	1,047	48,005
Pinnacle West Capital Corp.	586	57,246
PPL Corp.	3,663	132,564

		819,446

Electrical Equipment — 1.6%
Acuity Brands, Inc.	204	24,046
Eaton Corp. PLC	2,158	203,866

		227,912

Electronic Equipment, Instruments & Components — 3.1%
Arrow Electronics, Inc.(a)	424	32,199
CDW Corp.	745	97,185
Flex Ltd.(a)(b)	2,622	34,479
FLIR Systems, Inc.	693	35,717
Keysight Technologies, Inc.(a)	960	89,270
TE Connectivity Ltd.	1,731	159,564

		448,414

Equity Real Estate Investment Trusts (REITs) — 7.4%
AvalonBay Communities, Inc.	721	156,233
Camden Property Trust	487	54,753
Duke Realty Corp.	1,816	65,939
Essex Property Trust, Inc.	87	26,949
Healthpeak Properties, Inc.	2,549	91,738
Host Hotels & Resorts, Inc.	3,781	61,782
Kimco Realty Corp.	2,153	41,015
Liberty Property Trust	761	47,677
Medical Properties Trust, Inc.	2,653	58,764
National Retail Properties, Inc.	835	46,760
Public Storage	811	181,469
SL Green Realty Corp.	421	38,749
VEREIT, Inc.	5,496	53,641
Vornado Realty Trust	891	58,601
WP Carey, Inc.	840	70,661

		1,054,731

Food & Staples Retailing — 3.2%
Kroger Co.	4,112	110,448
Walmart, Inc.	3,059	350,225

		460,673

Food Products — 1.5%
Ingredion, Inc.	340	29,920
J.M. Smucker Co.	593	61,441
Tyson Foods, Inc., Class A	1,520	125,597

		216,958

Gas Utilities — 0.7%
Atmos Energy Corp.	596	69,750
UGI Corp.	875	36,391

		106,141

Health Care Equipment & Supplies — 5.5%
Baxter International, Inc.	2,507	223,675
Cooper Cos., Inc.	250	86,722
Edwards Lifesciences Corp.(a)	1,076	236,569
ResMed, Inc.	740	117,638
Varian Medical Systems, Inc.(a)	465	65,365
West Pharmaceutical Services, Inc.	377	58,793

		788,762

Health Care Providers & Services — 2.3%
HCA Healthcare, Inc.	1,395	193,626
Quest Diagnostics, Inc.	691	76,473
Universal Health Services, Inc., Class B	422	57,860

		327,959

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.8%
Cerner Corp.	1,639	$117,729

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	1,972	85,841
Chipotle Mexican Grill, Inc.(a)	136	117,880

		203,721

Household Durables — 1.7%
Garmin Ltd.	675	65,441
NVR, Inc.(a)	18	68,706
PulteGroup, Inc.	1,333	59,518
Whirlpool Corp.	325	47,505

		241,170

Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	1,290	47,588

Insurance — 5.2%
Alleghany Corp.(a)	74	59,027
Arch Capital Group Ltd.(a)	696	30,735
Athene Holding Ltd., Class A(a)	619	26,963
Brown & Brown, Inc.	1,243	55,811
Erie Indemnity Co., Class A	131	21,811
Everest Re Group Ltd.	210	58,080
Fidelity National Financial, Inc.	1,417	69,079
Globe Life, Inc.	535	55,779
Hartford Financial Services Group, Inc.	1,860	110,261
Lincoln National Corp.	1,033	56,278
Loews Corp.	1,409	72,493
Reinsurance Group of America, Inc.	320	46,096
Unum Group	1,065	28,425
W.R. Berkley Corp.	756	55,589

		746,427

Interactive Media & Services — 0.9%
Twitter, Inc.(a)	3,780	122,774

Internet & Direct Marketing Retail — 0.9%
Amazon.com, Inc.(a)	57	114,497
TripAdvisor, Inc.	549	14,999

		129,496

IT Services — 3.0%
Accenture PLC, Class A	67	13,749
Akamai Technologies, Inc.(a)	856	79,908
Black Knight, Inc.(a)	779	52,131
Booz Allen Hamilton Holding Corp.	718	56,033
EPAM Systems, Inc.(a)	285	65,020
Jack Henry & Associates, Inc.	395	59,068
Mastercard, Inc., Class A	342	108,051

		433,960

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	1,596	131,766
Bio-Rad Laboratories, Inc., Class A(a)	116	41,867
Waters Corp.(a)(b)	347	77,655

		251,288

Machinery — 1.2%
Cummins, Inc.	758	121,257
Snap-on, Inc.	288	45,974

		167,231

Media — 1.0%
Discovery, Inc., Class A(a)	806	23,584
Discovery, Inc., Class C(a)	1,920	53,318
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	857	42,010
News Corp., Class A	1,968	26,804

		145,716

Security	Shares	Value

Metals & Mining — 0.8%
Nucor Corp.	1,563	$74,227
Steel Dynamics, Inc.	1,121	33,495

		107,722

Multi-Utilities — 1.8%
Ameren Corp.	1,271	104,286
Public Service Enterprise Group, Inc.	2,571	152,203

		256,489

Multiline Retail — 2.3%
Kohl’s Corp.	830	35,482
Target Corp.	2,636	291,911

		327,393

Oil, Gas & Consumable Fuels — 2.6%
HollyFrontier Corp.	798	35,846
Phillips 66	1,645	150,304
Valero Energy Corp.	2,126	179,243

		365,393

Pharmaceuticals — 0.6%
Jazz Pharmaceuticals PLC(a)	296	42,432
Perrigo Co. PLC	661	37,703

		80,135

Professional Services — 0.5%
ManpowerGroup, Inc.	314	28,728
Robert Half International, Inc.	616	35,833

		64,561

Real Estate Management & Development — 1.0%
CBRE Group, Inc., Class A(a)	1,657	101,160
Jones Lang LaSalle, Inc.	263	44,663

		145,823

Road & Rail — 1.2%
AMERCO	44	16,336
Kansas City Southern	511	86,201
Old Dominion Freight Line, Inc.	332	65,148

		167,685

Semiconductors & Semiconductor Equipment — 6.9%
Intel Corp.	7,133	456,013
Micron Technology, Inc.(a)	5,708	303,038
Qorvo, Inc.(a)	611	64,680
Skyworks Solutions, Inc.	883	99,911
Teradyne, Inc.	881	58,137

		981,779

Software — 6.9%
ANSYS, Inc.(a)	433	118,785
Cadence Design Systems, Inc.(a)	1,441	103,910
Intuit, Inc.	1,195	335,054
Microsoft Corp.	1,855	315,777
Synopsys, Inc.(a)	774	114,173

		987,699

Specialty Retail — 1.8%
Best Buy Co., Inc.	1,248	105,693
Gap, Inc.	1,159	20,178
Ross Stores, Inc.	1,154	129,468

		255,339

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	1,266	391,840
Hewlett Packard Enterprise Co.	6,761	94,181
HP, Inc.	7,641	162,906
Seagate Technology PLC	1,255	71,522
Xerox Holdings Corp.(a)	1,015	36,104

		756,553

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) January 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(a)	571	$136,692

Trading Companies & Distributors — 1.1%
HD Supply Holdings, Inc.(a)	897	36,544
United Rentals, Inc.(a)	400	54,276
W.W. Grainger, Inc.	238	72,035

		162,855

Total Common Stocks — 99.7% (Cost — $11,811,736)		14,219,983

Investment Companies — 0.0%

Equity Fund — 0.0%
iShares Edge MSCI Multifactor USA ETF(b)(c)(e)	42	1,430

Total Investment Companies — 0.0% (Cost — $1,483)		1,430

Total Long-Term Investments — 99.7% (Cost — $11,813,219)		14,221,413

Security	Shares	Value

Short-Term Securities — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.78%(c)(d)(e)	385,754	$385,985
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.50%(c)(e)	28,704	28,704

Total Short-Term Securities — 2.9% (Cost — $414,632)		414,689

Total Investments — 102.6% (Cost — $12,227,851)		14,636,102

Liabilities in Excess of Other Assets — (2.6)%		(376,625)

Net Assets — 100.0%		$14,259,477

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	38,783	346,971	—	385,754	$385,985	$443	(c)	$(18)	$58
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	45,537	—	(16,833)	28,704	28,704	348		—	—
iShares Edge MSCI Multifactor USA ETF	421	19,186	(19,565)	42	1,430	904		7,844	(1,624)

					$416,119	$1,695		$7,826	$(1,566)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$14,219,983	$—	$—	$14,219,983
Investment Companies	1,430	—	—	1,430
Short-Term Securities	414,689	—	—	414,689

	$14,636,102	$—	$—	$14,636,102

(a)	See above schedule of investments for values in each sector.

See notes to financial statements

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$167,723,989	$42,027,268	$10,978,252	$14,219,983
Investments at value — affiliated(c)	947,867	5,974,950	143,749	416,119
Cash	143	—	—	15
Cash pledged for futures contracts	28,574	—	8,872	—
Foreign currency at value(d)	186,568	—	108,165	—
Receivables:
Investments sold	594,992	—	—	—
Securities lending income — affiliated	44	34	20	105
Capital shares sold	33,784	135,590	—	—
Dividends — affiliated	1,884	583	26	37
Dividends — unaffiliated	694,386	34,858	25,978	10,181
From the Manager	—	23,261	25,883	22,599
Variation margin on futures contracts	918	—	—	—
Prepaid expenses	27,270	26,875	25,734	25,750

Total assets	170,240,419	48,223,419	11,316,679	14,694,789

LIABILITIES
Bank overdraft	—	55,377	—	—
Cash collateral on securities loaned at value	835,173	104,624	126,825	385,945
Payables:
Investments purchased	—	5,433,052	—	—
Capital shares redeemed	153,634	20,157	—	18
Investment advisory fees	6,619	—	—	—
Trustees’ and Officer’s fees	4,413	3,732	3,765	3,784
Other accrued expenses	82,177	51,665	67,217	45,565
Recoupment of past waived fees	76	—	—	—
Variation margin on futures contracts	7,278	—	1,327	—

Total liabilities	1,089,370	5,668,607	199,134	435,312

NET ASSETS	$169,151,049	$42,554,812	$11,117,545	$14,259,477

NET ASSETS CONSIST OF
Paid-in capital	$152,902,624	$36,365,616	$10,541,353	$11,540,253
Accumulated earnings	16,248,425	6,189,196	576,192	2,719,224

NET ASSETS	$169,151,049	$42,554,812	$11,117,545	$14,259,477

NET ASSET VALUE

Institutional
Net assets	$16,851,223	$25,480,327	$571,128	$699,198

Shares outstanding(e)	1,540,224	1,810,010	53,787	55,349

Net asset value	$10.94	$14.08	$10.62	$12.63

Class K
Net assets	$152,299,826	$17,074,485	$10,546,417	$13,560,279

Shares outstanding(e)	13,918,759	1,212,730	993,046	1,073,072

Net asset value	$10.94	$14.08	$10.62	$12.64

(a) Investments at cost — unaffiliated	$148,270,226	$35,883,536	$10,261,831	$11,811,736
(b) Securities loaned at value	$789,229	$107,632	$120,086	$368,704
(c) Investments at cost — affiliated	$947,867	$5,965,599	$143,749	$416,115
(d) Foreign currency at cost	$187,020	$—	$108,238	$—
(e)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

INVESTMENT INCOME
Dividends — affiliated	$3,359	$7,236	$149	$1,252
Dividends — unaffiliated	1,786,912	417,423	131,730	144,440
Interest — unaffiliated	2,162	688	—	—
Securities lending income — affiliated — net	2,513	369	49	443
Foreign taxes withheld	(123,089)	(106)	(8,075)	—

Total investment income	1,671,857	425,610	123,853	146,135

EXPENSES
Investment advisory	63,770	7,524	16,437	13,946
Registration	29,947	29,857	28,593	28,673
Professional	29,675	42,087	37,914	28,594
Custodian	22,268	6,196	10,211	2,402
Printing	7,321	6,409	6,365	6,273
Directors and Officer	6,404	5,304	5,239	5,243
Accounting services	4,755	4,755	4,755	4,755
Transfer agent — class specific	2,309	6,563	207	358
Recoupment of past waived and/or reimbursed fees — class specific	76	—	—	—
Miscellaneous	13,049	5,622	10,254	5,549

Total expenses	179,574	114,317	119,975	95,793
Less:
Fees waived and/or reimbursed by the Manager	(57,563)	(83,240)	(103,272)	(81,432)
Transfer agent fees waived and/or reimbursed — class specific	(464)	(808)	(81)	(131)

Total expenses after fees waived and/or reimbursed	121,547	30,269	16,622	14,230

Net investment income	1,550,310	395,341	107,231	131,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	99,456	9,927	10,418	—
Foreign currency transactions	(22,608)	—	(2,221)	—
Investments — affiliated	122	20,876	4	7,826
Investments — unaffiliated	234	97,918	195,696	325,317

	77,204	128,721	203,897	333,143

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(15,880)	—	(4,863)	—
Foreign currency translations	21,842	—	3,912	—
Investments — affiliated	(201)	4,112	(1)	(1,566)
Investments — unaffiliated	8,421,325	2,110,926	220,196	488,522

	8,427,086	2,115,038	219,244	486,956

Net realized and unrealized gain	8,504,290	2,243,759	423,141	820,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,054,600	$2,639,100	$530,372	$952,004

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE Index Fund		iShares Edge MSCI Min Vol USA Index Fund
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,550,310	$4,305,274	$395,341	$401,029
Net realized gain (loss)	77,204	(528,531)	128,721	(9,374)
Net change in unrealized appreciation (depreciation)	8,427,086	(2,535,215)	2,115,038	2,573,777

Net increase in net assets resulting from operations	10,054,600	1,241,528	2,639,100	2,965,432

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(173,290)	(111,970)	(289,762)	(250,002)
Class K	(3,733,339)	(6,535,259)	(187,654)	(471,394)

Decrease in net assets resulting from distributions to shareholders	(3,906,629)	(6,647,229)	(477,416)	(721,396)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,170,650	7,651,328	17,296,332	8,516,646

NET ASSETS
Total increase in net assets	16,318,621	2,245,627	19,458,016	10,760,682
Beginning of period	152,832,428	150,586,801	23,096,796	12,336,114

End of period	$169,151,049	$152,832,428	$42,554,812	$23,096,796

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Index Fund		iShares Edge MSCI Multifactor USA Index Fund
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$107,231	$341,308	$131,905	$242,335
Net realized gain (loss)	203,897	(226,169)	333,143	287,777
Net change in unrealized appreciation (depreciation)	219,244	(1,085,505)	486,956	(515,386)

Net increase (decrease) in net assets resulting from operations	530,372	(970,366)	952,004	14,726

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,850)	(22,084)	(16,692)	(50,604)
Class K	(147,380)	(973,939)	(278,468)	(682,614)

Decrease in net assets resulting from distributions to shareholders	(154,230)	(996,023)	(295,160)	(733,218)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	99,097	(1,268)	34,134	699,921

NET ASSETS
Total increase (decrease) in net assets	475,239	(1,967,657)	690,978	(18,571)
Beginning of period	10,642,306	12,609,963	13,568,499	13,587,070

End of period	$11,117,545	$10,642,306	$14,259,477	$13,568,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund

	Institutional
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$10.52		$10.91	$10.60	$10.12		$10.00

Net investment income(b)	0.09		0.31	0.33	0.28		0.00	(c)
Net realized and unrealized gain (loss)	0.60		(0.23)	0.33	0.50		0.12

Net increase from investment operations	0.69		0.08	0.66	0.78		0.12

Distributions(d)
From net investment income	(0.27)		(0.32)	(0.32)	(0.30)		—
From net realized gain	—		(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.27)		(0.47)	(0.35)	(0.30)		—

Net asset value, end of period	$10.94		$10.52	$10.91	$10.60		$10.12

Total Return(f)
Based on net asset value	6.61	%(g)	0.92%	6.30%	7.90%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.27	%(h)(i)	0.32%	0.35%	1.35	%(j)(k)	3.97	%(h)(l)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.23%	0.23%	0.22	%(j)	0.23	%(h)

Net investment income	1.69	%(h)	2.95%	3.02%	2.82	%(j)	0.70	%(h)

Supplemental Data
Net assets, end of period (000)	$16,851		$5,796	$710	$272		$101

Portfolio turnover rate	14%		23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(k)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
(l)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.44%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$10.52		$10.92	$10.59	$10.12		$10.00

Net investment income(b)	0.11		0.31	0.32	0.38		0.00	(c)
Net realized and unrealized gain (loss)	0.58		(0.23)	0.37	0.39		0.12

Net increase from investment operations	0.69		0.08	0.69	0.77		0.12

Distributions(d)
From net investment income	(0.27)		(0.33)	(0.33)	(0.30)		—
From net realized gain	—		(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.27)		(0.48)	(0.36)	(0.30)		—

Net asset value, end of period	$10.94		$10.52	$10.92	$10.59		$10.12

Total Return(f)
Based on net asset value	6.63	%(g)	0.87%	6.53%	7.84%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.22	%(h)	0.25%	0.23%	0.46	%(i)(j)	3.90	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.15	%(h)	0.18%	0.18%	0.18	%(i)	0.18	%(h)

Net investment income	1.96	%(h)	2.92%	2.95%	3.76	%(i)	0.75	%(h)

Supplemental Data
Net assets, end of period (000)	$152,300		$147,036	$149,876	$123,571		$10,020

Portfolio turnover rate	14%		23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.37%.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund

	Institutional
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$13.12		$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.14		0.26	0.21	0.21		0.00	(c)
Net realized and unrealized gain (loss)	1.00		1.61	1.07	0.64		(0.00	)(d)

Net increase from investment operations	1.14		1.87	1.28	0.85		0.00

Distributions(e)
From net investment income	(0.14)		(0.25)	(0.22)	(0.20)		—
From net realized gain	(0.04)		(0.21)	—	(0.00	)(d)	—

Total distributions	(0.18)		(0.46)	(0.22)	(0.20)		—

Net asset value, end of period	$14.08		$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	8.71	%(g)	16.49%	12.17%	8.65%		0.00	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.59	%(i)	1.04%	1.28%	1.99	%(j)	2.81	%(i)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.18	%(i)	0.18%	0.18%	0.17%		0.18	%(i)

Net investment income	2.08	%(i)	2.11%	1.92%	2.03%		0.85	%(i)

Supplemental Data
Net assets, end of period (000)	$25,480		$9,506	$679	$650		$128

Portfolio turnover rate	76%		35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
		2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	0.02%

(i)	Annualized.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$13.12		$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.15		0.27	0.22	0.22		0.00	(c)
Net realized and unrealized gain (loss)	0.99		1.61	1.07	0.63		(0.00	)(d)

Net increase from investment operations	1.14		1.88	1.29	0.85		0.00

Distributions(e)
From net investment income	(0.14)		(0.26)	(0.23)	(0.20)		—
From net realized gain	(0.04)		(0.21)	—	(0.00	)(d)	—

Total distributions	(0.18)		(0.47)	(0.23)	(0.20)		—

Net asset value, end of period	$14.08		$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	8.73	%(g)	16.53%	12.21%	8.70%		0.00	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.64	%(i)	1.01%	1.16%	2.09	%(j)	2.75	%(i)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.13	%(i)	0.13%	0.13%	0.13%		0.13	%(i)

Net investment income	2.14	%(i)	2.20%	1.96%	2.17%		0.87	%(i)

Supplemental Data
Net assets, end of period (000)	$17,074		$13,590	$11,657	$10,550		$9,898

Portfolio turnover rate	76%		35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
		2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	0.02%

(i)	Annualized.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.09%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.99%.

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund

	Institutional
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$10.26		$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.10		0.31	0.36	0.30		0.01
Net realized and unrealized gain (loss)	0.41		(1.24)	0.58	1.66		0.24

Net increase (decrease) from investment operations	0.51		(0.93)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.15)		(0.30)	(0.57)	(0.26)		—
From net realized gain	—		(0.67)	(0.15)	(0.01)		—

Total distributions	(0.15)		(0.97)	(0.72)	(0.27)		—

Net asset value, end of period	$10.62		$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	5.00	%(e)	(7.23)%	7.97%	19.32%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.25	%(f)	2.18%	1.58%	2.34	%(g)	4.20	%(f)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35	%(f)	0.35%	0.35%	0.39%		0.45	%(f)

Net investment income	1.86	%(f)	2.80%	2.89%	2.72%		1.39	%(f)

Supplemental Data
Net assets, end of period (000)	$571		$453	$533	$145		$103

Portfolio turnover rate	22%		41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.34%.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.62%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
			2019	2018	2017

Net asset value, beginning of period	$10.26		$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.10		0.33	0.32	0.27		0.01
Net realized and unrealized gain (loss)	0.41		(1.25)	0.62	1.69		0.24

Net increase (decrease) from investment operations	0.51		(0.92)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.15)		(0.31)	(0.57)	(0.26)		—
From net realized gain	—		(0.67)	(0.15)	(0.01)		—

Total distributions	(0.15)		(0.98)	(0.72)	(0.27)		—

Net asset value, end of period	$10.62		$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	5.02	%(e)	(7.18)%	8.01%	19.37%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.19	%(f)	2.14%	1.50%	2.39	%(g)	4.13	%(f)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.30	%(f)	0.30%	0.30%	0.36%		0.40	%(f)

Net investment income	1.96	%(f)	3.10%	2.58%	2.52%		1.44	%(f)

Supplemental Data
Net assets, end of period (000)	$10,546		$10,190	$12,077	$11,834		$10,152

Portfolio turnover rate	22%		41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.39%.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.55%.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund

	Institutional
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
			2019		2018	2017

Net asset value, beginning of period	$12.05		$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.12		0.21		0.18	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.72		(0.23)		1.51	1.63		0.12

Net increase (decrease) from investment operations	0.84		(0.02)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.11)		(0.35)		(0.23)	(0.20)		—
From net realized gain	(0.15)		(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.26)		(0.68)		(0.70)	(0.20)		—

Net asset value, end of period	$12.63		$12.05		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	7.02	%(g)	0.36%		14.67%	18.35%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.45	%(h)(i)	1.54	%(i)	1.42%	2.21	%(j)	2.54	%(h)(i)(k)

Total expenses after fees waived and/or reimbursed	0.25	%(h)(i)	0.25	%(i)	0.25%	0.30%		0.35	%(h)(i)

Net investment income	1.88	%(h)(i)	1.80	%(i)	1.48%	1.89%		0.29	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$699		$1,065		$906	$194		$101

Portfolio turnover rate	28%		52%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
		2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	0.02%

(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.21%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.73%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund (continued)

	Class K
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
			2019		2018	2017

Net asset value, beginning of period	$12.05		$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.12		0.22		0.22	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.74		(0.24)		1.47	1.63		0.12

Net increase (decrease) from investment operations	0.86		(0.02)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.12)		(0.35)		(0.23)	(0.20)		—
From net realized gain	(0.15)		(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.27)		(0.68)		(0.70)	(0.20)		—

Net asset value, end of period	$12.64		$12.05		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	7.13	%(g)	0.41%		14.71%	18.40%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.37	%(h)(i)	1.47	%(i)	1.35%	2.17	%(j)	2.47	%(h)(i)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)(i)	0.20	%(i)	0.20%	0.26%		0.30	%(h)(i)

Net investment income	1.89	%(h)(i)	1.87	%(i)	1.75%	1.98%		0.34	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$13,560		$12,503		$12,681	$11,639		$10,015

Portfolio turnover rate	28%		52%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
		2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	0.02%

(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.17%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.67%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI Min Vol EAFE Index Fund	Min Vol EAFE	Diversified
iShares Edge MSCI Min Vol USA Index Fund	Min Vol USA	Diversified
iShares Edge MSCI Multifactor Intl Index Fund	MF International	Diversified
iShares Edge MSCI Multifactor USA Index Fund	MF USA	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Min Vol EAFE

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$789,229	$(789,229)	$—

Min Vol USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
SG Americas Securities LLC	$107,632	$(104,624)	$3,008

MF International

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Jefferies LLC	$120,086	$(120,086)	$—

MF USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas Securities Corp.	$256,483	$(256,483)	$—
Barclays Capital Inc.	1,429	(1,429)	—
Citigroup Global Markets, Inc	34,479	(34,479)	—
Morgan Stanley & Co. LLC	76,313	(76,313)	—

	$368,704	$(368,704)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
Min Vol EAFE	0.08%
Min Vol USA	0.04
MF International	0.30
MF USA	0.20

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$2	$133	$135
Min Vol USA	58	13	71
MF International	23	15	38
MF USA	10	18	28

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Class K	Total
Min Vol EAFE	$2,089	$220	$2,309
Min Vol USA	6,527	36	6,563
MF International	177	30	207
MF USA	321	37	358

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Min Vol EAFE	0.20%	0.15%
Min Vol USA	0.18	0.13
MF International	0.35	0.30
MF USA	0.25	0.20

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2020, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Min Vol EAFE	$57,422
Min Vol USA	83,000
MF International	103,266
MF USA	81,335

For the six months ended January 31, 2020, transfer agent fees — class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Min Vol EAFE	$245	$219	$464
Min Vol USA	773	35	808
MF International	51	30	81
MF USA	95	36	131

With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

Amount Waived
Min Vol EAFE	$141
Min Vol USA	181
MF International	6
MF USA	13

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Min Vol EAFE	$—
Min Vol USA	59
MF International	—
MF USA	84

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective July 13, 2023, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the six months ended January 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund.

Min Vol EAFE
Institutional	$76

As of January 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021	2022
Min Vol EAFE
Fund Level	$62,717	$97,352	$57,422
Institutional	313	227	245
Class K	549	258	219
Min Vol USA
Fund Level	120,660	159,424	83,000
Institutional	560	420	773
Class K	30	49	35
MF International
Fund Level	150,919	201,789	103,266
Institutional	222	216	51
Class K	27	38	30
MF USA
Fund Level	144,337	164,201	81,335
Institutional	90	195	95
Class K	33	22	36

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of Min Vol USA and MF USA retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol USA and MF USA, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each of Min Vol USA and MF USA retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, each of Min Vol EAFE and MF International retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol EAFE and MF International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
BTC	$531	$95	$6	$119

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Purchases	$29,478,080	$45,804,370	$2,670,057	$3,816,100
Sales	21,209,672	28,777,230	2,329,407	3,945,594

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2019, the MF International had non-expiring capital loss carryforwards available to offset future realized capital gains of $12,540.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Tax cost	$150,896,438	$41,990,152	$10,517,254	$12,250,085

Gross unrealized appreciation	$24,316,220	$6,271,056	$1,370,701	$2,701,248
Gross unrealized depreciation	(6,552,901)	(258,990)	(769,442)	(315,231)

Net unrealized appreciation (depreciation)	$17,763,319	$6,012,066	$601,259	$2,386,017

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MF USA invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

As of period end, MF USA’s investments had the following industry classifications:

Percentage of Net Assets
Information Technology	27%
Health Care	12
Consumer Discretionary	10
Industrials	9
Financials	9
Utilities	9
Real Estate	8
Communication Services	5
Consumer Staples	5
Others(a)	6

(a)	All other industries held were less than 5% of net assets.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/20		Year Ended 07/31/19
Min Vol EAFE	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,119,618	$12,234,055	498,766	$5,255,757
Shares issued in reinvestment of distributions	15,984	170,621	10,158	107,266
Shares redeemed	(146,359)	(1,591,320)	(23,028)	(240,097)

Net increase	989,243	$10,813,356	485,896	$5,122,926

Class K
Shares sold	583,176	$6,308,945	1,221,101	$12,759,984
Shares issued in reinvestment of distributions	324,798	3,466,661	592,086	6,065,586
Shares redeemed	(964,380)	(10,418,312)	(1,568,649)	(16,297,168)

Net increase (decrease)	(56,406)	$(642,706)	244,538	$2,528,402

Total Net Increase	932,837	$10,170,650	730,434	$7,651,328

Min Vol USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,774,816	$37,702,087	807,589	$9,718,921
Shares issued in reinvestment of distributions	21,438	288,028	20,659	245,380
Shares redeemed	(1,710,734)	(23,168,367)	(161,745)	(1,940,634)

Net increase	1,085,520	$14,821,748	666,503	$8,023,667

Class K
Shares sold	177,665	$2,482,611	43,990	$540,167
Shares issued in reinvestment of distributions	936	12,601	749	9,198
Shares redeemed	(1,496)	(20,628)	(4,766)	(56,386)

Net increase	177,105	$2,474,584	39,973	$492,979

Total Net Increase	1,262,625	$17,296,332	706,476	$8,516,646

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/20		Year Ended 07/31/19
MF International	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,759	$113,372	37,839	$395,954
Shares issued in reinvestment of distributions	530	5,389	1,217	12,345
Shares redeemed	(1,651)	(16,492)	(38,738)	(413,607)

Net increase (decrease)	9,638	$102,269	318	$(5,308)

Class K
Shares sold	74	$930	103	$1,107
Shares issued in reinvestment of distributions	44	447	301	3,022
Shares redeemed	(437)	(4,549)	(8)	(89)

Net increase (decrease)	(319)	$(3,172)	396	$4,040

Total Net Increase (decrease)	9,319	$99,097	714	$(1,268)

MF USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,553	$92,815	17,706	$210,492
Shares issued in reinvestment of distributions	1,142	14,087	3,950	43,869
Shares redeemed	(41,791)	(515,787)	(4,269)	(49,330)

Net increase (decrease)	(33,096)	$(408,885)	17,387	$205,031

Class K
Shares sold	65,191	$816,188	64,873	$753,713
Shares issued in reinvestment of distributions	1,392	17,326	890	10,182
Shares redeemed	(31,210)	(390,495)	(22,785)	(269,005)

Net increase	35,373	$443,019	42,978	$494,890

Total Net Increase	2,277	$34,134	60,365	$699,921

As of January 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Min Vol EAFE	10,000	990,000
Min Vol USA	10,000	990,000
MF International	10,000	990,000
MF USA	10,000	990,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	51

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	53

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MFMV-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Change in the registrant's independent accounting agent

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds

Date: April 3, 2020

4